                                                     REGISTRATION NO. 333-81501
                                                     REGISTRATION NO. 811-01705
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933                [X]
                        PRE-EFFECTIVE AMENDMENT NO.                [_]
                      POST-EFFECTIVE AMENDMENT NO. 25              [X]
                                   AND/OR
                           REGISTRATION STATEMENT
                                   UNDER
                     THE INVESTMENT COMPANY ACT OF 1940            [X]
                             AMENDMENT NO. 273                     [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                              SEPARATE ACCOUNT A
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On May 1, 2013 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.
    [_]75 days after filing pursuant to paragraph (a)(2) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account under variable annuity contracts.

================================================================================

                                     NOTE

This Post-Effective Amendment No. 25 ("PEA") to the Form N-4 Registration Statement No. 333-81501 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account A is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectuses and Statements of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

EQUI-VEST(R) (Series 800)

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2013


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------


WHAT IS EQUI-VEST(R)?

EQUI-VEST(R) is a deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, our guaranteed interest option or in our fixed maturity options ("investment options").

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The contract also should be read carefully.

This contract is no longer being sold. This prospectus is used with current contract owners only. All features and benefits described in this prospectus may not have been available at the time you purchased your contract. We have the right to restrict availability of any feature or benefit. We may have the right to refuse to accept any contribution from you at any time, including after the purchase of the contract. EFFECTIVE JUNE 18, 2012: WE NO LONGER ACCEPT CONTRIBUTIONS TO NQ CONTRACTS. FOR TRADITIONAL IRA, ROTH IRA AND INHERITED IRA CONTRACTS, WE CURRENTLY CONTINUE TO ACCEPT SUBSEQUENT CONTRIBUTIONS SUBJECT TO A $6,000 LIMIT PER CALENDAR YEAR. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS. FOR MORE INFORMATION, SEE "HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT" IN "CONTRACT FEATURES AND BENEFITS" LATER IN THIS PROSPECTUS.


-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
 FIXED INCOME
-------------------------------------------------------------------------------------------------
.. American Funds Insurance Services(R)           . EQ/Intermediate Government Bond
  BondSM/(1) /                                   . EQ/Money Market
.. AXA Conservative Allocation/(2)/               . EQ/PIMCO Global Real Return/(1)/
.. AXA Conservative-Plus Allocation/(2)/          . EQ/PIMCO Ultra Short Bond
.. AXA Conservative Growth Strategy               . EQ/Quality Bond PLUS
.. AXA Conservative Strategy                      . Invesco V.I. High Yield
.. EQ/Core Bond Index                             . Ivy Funds VIP High Income
.. EQ/Franklin Core Balanced                      . Multimanager Core Bond
.. EQ/Global Bond PLUS                            . Multimanager Multi-Sector Bond
.. EQ/High Yield Bond/(1)/
-------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
 DOMESTIC STOCKS
-----------------------------------------------------------------------------------------------
.. AXA Aggressive Allocation/(2)/                . EQ/Mutual Large Cap Equity
.. AXA Moderate-Plus Allocation/(2)/             . EQ/Small Company Index
.. AXA Moderate Growth Strategy                  . EQ/T. Rowe Price Growth Stock
.. AXA Tactical Manager 400                      . EQ/Templeton Global Equity
.. AXA Tactical Manager 500                      . EQ/UBS Growth and Income
.. AXA Tactical Manager 2000                     . EQ/Van Kampen Comstock
.. EQ/AllianceBernstein Dynamic Wealth           . EQ/Wells Fargo Omega Growth
  Strategies                                    . Fidelity(R) VIP Contrafund(R)
.. EQ/AllianceBernstein Small Cap Growth         . Goldman Sachs VIT Mid Cap Value
.. EQ/AXA Franklin Small Cap Value Core          . Invesco V.I. Mid Cap Core Equity
.. EQ/BlackRock Basic Value Equity               . Invesco V.I. Small Cap Equity
.. EQ/Boston Advisors Equity Income              . Ivy Funds VIP Energy
.. EQ/Calvert Socially Responsible               . Ivy Funds VIP Mid Cap Growth
.. EQ/Capital Guardian Research                  . Ivy Funds VIP Small Cap Growth
.. EQ/Common Stock Index                         . MFS(R) Investors Growth Stock
.. EQ/Davis New York Venture                     . MFS(R) Investors Trust
.. EQ/Equity 500 Index                           . MFS(R) Technology
.. EQ/Equity Growth PLUS                         . MFS(R) Utilities
.. EQ/Franklin Templeton Allocation              . Multimanager Aggressive Equity
.. EQ/GAMCO Mergers and Acquisitions             . Multimanager Large Cap Core Equity
.. EQ/GAMCO Small Company Value                  . Multimanager Large Cap Value
.. EQ/JPMorgan Value Opportunities               . Multimanager Mid Cap Growth
.. EQ/Large Cap Core PLUS                        . Multimanager Mid Cap Value
.. EQ/Large Cap Growth Index                     . Multimanager Small Cap Growth
.. EQ/Large Cap Growth PLUS                      . Multimanager Small Cap Value
.. EQ/Large Cap Value Index                      . Multimanager Technology
.. EQ/Large Cap Value PLUS                       . Target 2015 Allocation
.. EQ/Lord Abbett Large Cap Core                 . Target 2025 Allocation
.. EQ/Mid Cap Index                              . Target 2035 Allocation
.. EQ/Mid Cap Value PLUS                         . Target 2045 Allocation
.. EQ/Montag & Caldwell Growth                   . Van Eck VIP Global Hard Assets
.. EQ/Morgan Stanley Mid Cap Growth
-----------------------------------------------------------------------------------------------


 INTERNATIONAL STOCKS
-----------------------------------------------------------------------------------------------
.. AXA Tactical Manager International            . EQ/Oppenheimer Global
.. EQ/Emerging Markets Equity PLUS/(1)/          . Invesco V.I. Global Real Estate
.. EQ/Global Multi-Sector Equity                 . Invesco V.I. International Growth
.. EQ/International Core PLUS                    . Lazard Retirement Emerging Markets Equity
.. EQ/International Equity Index                 . MFS(R) International Value
.. EQ/International Value PLUS                   . Multimanager International Equity
.. EQ/MFS International Growth
-----------------------------------------------------------------------------------------------
 BALANCED/HYBRID
-----------------------------------------------------------------------------------------------
.. All Asset Aggressive - Alt 25/(1)(3)/         . AXA Balanced Strategy
.. All Asset Growth - Alt 20/(3)/                . AXA Moderate Allocation/(2)/
.. All Asset Moderate Growth - Alt 15/(1)(3)/
-----------------------------------------------------------------------------------------------


(1)These new variable investment options will be available on or about May 20, 2013, subject to Regulatory approval. Please see "Portfolios of the Trusts" later in this prospectus for more information on these new variable investment options.
(2)The AXA Allocation portfolios.
(3)Also referred to as an "All Asset" variable investment option in this prospectus.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                             EV Series 800 (IF)

                                                                        #417075

You may allocate amounts to the variable investment options under your choice of investment method subject to any restrictions. At any time, we have the right to terminate your contributions. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio that is part of one of the trusts (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the guaranteed interest option and the fixed maturity options, which are discussed later in this prospectus.

TYPES OF CONTRACTS. For existing contract owners, the contracts are for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), any of traditional IRA, Roth IRA or Inherited IRA beneficiary continuation contracts ("Inherited IRA").

..   QP IRA (please see Appendix I). Unless otherwise indicated, information for
    QP IRA is the same as traditional IRA.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2013, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling
(800) 628-6673. The SAI has been incorporated by this reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.


You have previously purchased an EQUI-VEST(R) contract and are receiving this prospectus as a current contract owner. As a current contract owner, you should note that the options, features and charges of the contract may have varied over time and may vary depending on your state. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your contract and/or see Appendices I and V.

Contents of this Prospectus

--------------------------------------------------------------------------------


         Index of key words and phrases                             5
         Who is AXA Equitable?                                      6
         How to reach us                                            7
         EQUI-VEST(R) at a glance -- key features                   9


         -------------------------------------------------------------
         FEE TABLE
         -------------------------------------------------------------

         Examples                                                  12
         Condensed financial information                           12


         -------------------------------------------------------------
         1. CONTRACT FEATURES AND BENEFITS
         -------------------------------------------------------------
         How you can contribute to your contract                   13
         Owner and annuitant requirements                          16
         How you can make your contributions                       16
         What are your investment options under the contract?      16
         Portfolios of the Trusts                                  17
         Selecting your investment method                          27
         Allocating your contributions                             28
         Your right to cancel within a certain number of days      28
         Death benefit                                             28
         Inherited IRA beneficiary continuation contract           29


         -------------------------------------------------------------
         2. DETERMINING YOUR CONTRACT'S VALUE
         -------------------------------------------------------------
         Your account value and cash value                         31
         Your contract's value in the variable investment options  31
         Your contract's value in the guaranteed interest option   31
         Your contract's value in the fixed maturity options       31


         -------------------------------------------------------------
         3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
           OPTIONS                                                 32
         -------------------------------------------------------------
         Transferring your account value                           32
         Disruptive transfer activity                              32
         Automatic transfer options                                33
         Investment simplifier                                     33
         Rebalancing your account value                            34


-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

      -------------------------------------------------------------------
      4.ACCESSING YOUR MONEY
      -------------------------------------------------------------------
      Withdrawing your account value                                  35
      How withdrawals are taken from your account value               36
      Surrender of your contract to receive its cash value            36
      Termination                                                     36
      When to expect payments                                         36
      Your annuity payout options                                     36


      -------------------------------------------------------------------
      5.CHARGES AND EXPENSES
      -------------------------------------------------------------------
      Charges that AXA Equitable deducts                              39
      Charges under the contracts                                     39
      Charges that the Trusts deduct                                  42
      Group or sponsored arrangements                                 42
      Other distribution arrangements                                 42


      -------------------------------------------------------------------
      6.PAYMENT OF DEATH BENEFIT
      -------------------------------------------------------------------
      Your beneficiary and payment of benefit                         43
      How death benefit payment is made                               43
      Beneficiary continuation option                                 44


      -------------------------------------------------------------------
      7.TAX INFORMATION
      -------------------------------------------------------------------
      Overview                                                        46
      Buying a contract to fund a retirement arrangement              46
      Transfers among investment options                              46
      Taxation of nonqualified annuities                              46
      Individual retirement arrangements ("IRAs")                     48
      Traditional individual retirement annuities (traditional IRAs)  49
      Roth individual retirement annuities ("Roth IRAs")              53
      Federal and state income tax withholding and information
        reporting                                                     59
      Impact of taxes to AXA Equitable                                59


      -------------------------------------------------------------------
      8.MORE INFORMATION
      -------------------------------------------------------------------
      About our Separate Account A                                    60
      About the Trusts                                                60
      About our fixed maturity options                                60
      About the general account                                       61
      About other methods of payment                                  62
      Dates and prices at which contract events occur                 62
      About your voting rights                                        63
      Statutory compliance                                            63
      About legal proceedings                                         63
      Financial statements                                            63
      Transfers of ownership, collateral assignments, loans, and
        borrowing                                                     63
      Distribution of the contracts                                   64


      -------------------------------------------------------------------
      9.INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
      -------------------------------------------------------------------


    -----------------------------------------------------------------------
    APPENDICES
    -----------------------------------------------------------------------
             I  --  QP IRA contracts                                    I-1
            II  --  Condensed financial information                    II-1
           III  --  Market value adjustment example                   III-1
            IV  --  Death benefit example                              IV-1
             V  --  State contract availability and/or variations of
                      certain features and benefits                     V-1


    -----------------------------------------------------------------------
    STATEMENT OF ADDITIONAL INFORMATION
      Table of contents
    -----------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                         PAGE

                   account value                          30
                   annuitant                              13
                   annuity payout options                 35
                   automatic investment program ("AIP")   61
                   AXA Equitable Access Account           43
                   beneficiary                            42
                   beneficiary continuation option        43
                   business day                           61
                   cash value                             30
                   conduit IRA                            50
                   contract date                          13
                   contract date anniversary              13
                   contract year                          13
                   contributions                          13
                   Contributions to Roth IRAs             52
                      regular contribution                52
                      rollovers and direct transfers      53
                      conversion contributions            53
                      direct transfers                    52
                   Contributions to traditional IRAs      48
                      regular contribution                48
                      rollovers and transfers             49
                   Disruptive transfer activity           31
                   fixed maturity amount                  25
                   fixed maturity options                 25
                   guaranteed interest option             25


                                                       PAGE

                     IRA                              2, 47
                     IRS                                 45
                     Inherited IRA                    2, 28
                     investment options                   1
                     market adjusted amount              25
                     market timing                       31
                     market value adjustment             26
                     maturity value                      25
                     NQ                                   2
                     Online Account Access                7
                     partial withdrawals                 34
                     portfolio                            2
                     processing office                    7
                     QP IRA                             I-1
                     ratcheted death benefit             28
                     rate to maturity                    25
                     Required Beginning Date             51
                     Roth IRA                         2, 52
                     SAI                                  2
                     SEC                                  2
                     TOPS                                 7
                     traditional IRA              2, 47, 51
                     Trusts                           1, 59
                     unit                                30
                     unit investment trust               59
                     variable investment options      2, 16


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

------------------------------------------------------------------------------
 PROSPECTUS                       CONTRACT OR SUPPLEMENTAL MATERIALS
------------------------------------------------------------------------------
fixed maturity options            Guarantee Periods or Fixed Maturity Accounts

variable investment options       Investment Funds or Investment
                                  Divisions

account value                     Annuity Account Value

rate to maturity                  Guaranteed Rates

guaranteed interest option        Guaranteed Interest Account

unit                              Accumulation unit

unit value                        Accumulation unit value
------------------------------------------------------------------------------

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR IRA OWNERS WHO SEND CONTRIBUTIONS INDIVIDUALLY BY REGULAR MAIL:

  AXA Equitable
  EQUI-VEST(R)
  Individual Annuity Lockbox
  P.O. Box 13459
  Newark, NJ 07188-0459

FOR IRA OWNERS WHO SEND CONTRIBUTIONS INDIVIDUALLY BY EXPRESS DELIVERY:

  JPMorganChase
  EQUI-VEST(R) Lockbox #13459
  4 Chase Metrotech Center (7th Floor)
  Brooklyn, NY 11245-0001
  Telephone number to be used on express mail packages
  Attn: Extraction Supervisor, (718) 242-0716

FOR IRA CONTRIBUTIONS REMITTED BY EMPLOYERS AND SENT BY REGULAR MAIL:

  AXA Equitable
  EQUI-VEST(R)
  Unit Annuity Lockbox
  P.O. Box 13463
  Newark, NJ 07188-0463

FOR IRA CONTRIBUTIONS REMITTED BY EMPLOYERS AND SENT BY EXPRESS DELIVERY:

  JPMorganChase
  EQUI-VEST(R) Lockbox #13463
  4 Chase Metrotech Center (7th Floor)
  Brooklyn, NY 11245-0001
  Telephone number to be used on express mail packages
  Attn: Extraction Supervisor, (718) 242-0716
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  AXA Equitable
  EQUI-VEST(R) Processing Office
  P.O. Box 4956
  Syracuse, NY 13221-4956

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  AXA Equitable
  EQUI-VEST(R) Processing Office
  100 Madison Street, Suite 1000
  Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Suite 1000, Syracuse, New York 13202.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   confirmation notices of financial transactions; and

..   quarterly statements of your contract values as of the close of each calendar quarter.

As required, notices and statements will be sent by mail under certain circumstances. They are also available on Online Account Access.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;


..   rates to maturity for the fixed maturity options; and

..   the daily unit values for the variable investment options.


You can also:

..   change your allocation percentages and/or transfer among the variable investment options (not available for transfers to fixed maturity options) and the guaranteed interest option; and

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through Online Account Access only).

Under TOPS only you can:

..   elect the investment simplifier.

Under Online Account Access only you can:

..   elect to receive certain contract statements electronically;


..   change your address;

..   access "Frequently Asked Questions" and certain service forms; and

..   obtain performance information regarding the variable investment options.

                             WHO IS AXA EQUITABLE?

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You can use TOPS by calling toll-free (800) 755-7777. You may use Online Account Access by visiting our website at www.axa-equitable.com and logging in to access your account. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity such as "market timing." (See "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus.)
--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.
--------------------------------------------------------------------------------
 TOLL FREE TELEPHONE SERVICE:

You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)conversion of your traditional IRA contract to a Roth IRA contract;

(2)cancellation of your Roth IRA contract and return to a traditional IRA contract;

(3)election of the automatic investment program;

(4)election of the investment simplifier;

(5)election of the automatic deposit service;

(6)election of the rebalancing program;

(7)election of the required minimum distribution automatic withdrawal option;

(8)election of the beneficiary continuation option;

(9)request for a transfer/rollover of assets or 1035 exchange to another carrier;

(10)election of the principal assurance allocation (only available at time of purchase);

(11)purchase by, or change of ownership to, a non-natural owner;

(12)contract surrender and withdrawal requests;

(13)death claims; and

(14)partial annuitization of an NQ contract.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)address changes;

(2)beneficiary changes;

(3)transfers among investment options; and

(4)change of ownership.

TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)investment simplifier;

(3)rebalancing program;

(4)systematic withdrawals; and

(5)the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, all must sign.

                             WHO IS AXA EQUITABLE?

EQUI-VEST(R) at a glance -- key features

--------------------------------------------------------------------------------

PROFESSIONAL INVESTMENT  EQUI-VEST(R) variable investment options invest in different
MANAGEMENT               portfolios sub-advised by professional investment advisers.
-----------------------------------------------------------------------------------------------
GUARANTEED INTEREST      .   Principal and interest guarantees
OPTION                   .   Interest rates set periodically
-----------------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS   .   10 fixed maturity options with maturities ranging from
                             approximately 1 to 10 years.
                         .   Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                         ----------------------------------------------------------------------
                         If you make any withdrawals (including transfers, surrender or termination of your contract or when we make deductions for charges)
                         from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option.
-----------------------------------------------------------------------------------------------

TAX ADVANTAGES  .   On earnings      No tax until you make withdrawals from your contract or
                    inside the       receive annuity payments.
                    contract:

                .   On transfers     No tax on transfers among investment options.
                    inside the
                    contract:
                ---------------------------------------------------------------------------------

                          You should be aware that annuity contracts that were purchased as an
                          Individual Retirement Annuity (IRA) do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for individual retirement arrangements. Before contributing to one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these contracts with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see
                          "Tax information" later in this prospectus.)
------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS      Effective June 18, 2012: We no longer accept contributions to NQ contracts. For traditional IRA, Roth IRA and Inherited IRA contracts, we currently continue to accept subsequent contributions subject to a
                          $6,000 limit per calendar year. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts. For more information, see "How you can contribute to your contract" in
                          "Contract features and benefits" later in this prospectus.
                          .   NQ:
                             -- $50 (minimum additional).
                          .   Traditional IRA and Roth IRA:
                             -- $50 (minimum additional).
                          .   For NQ, traditional IRA, and Roth IRA: $20 under our automatic investment program.
                          .   Inherited IRA
                             -- $1,000 (minimum additional).
                          .   Maximum contribution limitations apply to all contracts.
                          ----------------------------------------------------------------------
                          Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to
                          (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. For more information, see "How you can contribute to your contract" in
                          "Contract features and benefits" later in this prospectus.
------------------------------------------------------------------------------------------------
DEATH BENEFIT PROTECTION  The contract provides a death benefit for the beneficiary should the annuitant die. The death benefit is equal to the account value or the standard death benefit, whichever is higher. However, if you elect the ratcheted death benefit, the death benefit is equal to the account value or the ratcheted death benefit, whichever is higher.
------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY      .   Partial withdrawals
                          .   Several withdrawal options on a periodic basis
                          .   Contract surrender
                          You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a penalty tax.
------------------------------------------------------------------------------------------------
PAYOUT OPTIONS            .   Fixed annuity payout options
                          .   Variable Immediate Annuity payout options (described in a
                              separate prospectus for that option)
------------------------------------------------------------------------------------------------

                   EQUI-VEST(R) AT A GLANCE -- KEY FEATURES

----------------------------------------------------------------------------------
ADDITIONAL FEATURES   .   Dollar-cost averaging by automatic transfers
                         -- Interest sweep option
                         -- Fixed-dollar option
                      .   Automatic investment program
                      .   Account value rebalancing (quarterly, semiannually, and
                          annually)
                      .   Principal assurance allocation
                      .   No charge on transfers among investment options
                      .   Waiver of withdrawal charge under certain circumstances
----------------------------------------------------------------------------------
FEES AND CHARGES      Please see "Fee table" later in this prospectus for
                      complete details.
----------------------------------------------------------------------------------
ANNUITANT ISSUE AGES  0 - 85 (0 - 70 for Inherited IRA)
----------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS, INCLUDING THE AVAILABILITY OF ALL INVESTMENT OPTIONS, MAY VARY IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS OR IN ALL STATES. PLEASE SEE APPENDICES I AND V LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The prospectus should be read carefully before investing. Please feel free to speak with your financial professional or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same Selling broker-dealer. Some Selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the Selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance. Some Selling broker-dealers may limit their clients from purchasing some optional benefits based upon the client's age.

                   EQUI-VEST(R) AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.


----------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME
 YOU REQUEST CERTAIN TRANSACTIONS
----------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions withdrawn (deducted if you surrender
your contract or make certain withdrawals)./(1)/        6.00%

Charge for third-party transfer or exchange (for each
occurrence)/(2)/                                        $65 (current and maximum)

Special services charges
  .   Wire transfer charge/(3)/                         $90 (current and maximum)

  .   Express mail charge/(3)/                          $35 (current and maximum)
----------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.

---------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH
 CONTRACT DATE ANNIVERSARY
---------------------------------------------------------------------------------
Maximum annual administrative charge:
   If your account value is less than $25,000 for NQ
   contracts (or less than $20,000 for IRA contracts)
   on the last day of your contract year                  $65 ($30 current)/(4)/

   If your account value is $25,000 or more for NQ
   contracts (or $20,000 or more for IRA contracts) on
   the last day of your contract year                     $0
---------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN
 ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------

SEPARATE ACCOUNT ANNUAL EXPENSES:

                                                             Maximum  Current
                                                             -------  -------
Mortality and expense risks/(5)/                             1.65%    0.95%
Other expenses                                               0.35%    0.25%
                                                             -----    -----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                       2.00%    1.20%
------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE
 OPTIONAL BENEFIT
------------------------------------------------------------------------------

Ratcheted death benefit charge (as a percentage of
your account value). (This charge
is deducted annually on each contract date
anniversary.)                                           0.15%
--------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


---------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 (expenses that are deducted from
portfolio assets including management fees, 12b-1 fees, service fees, and/or other   Lowest Highest
expenses)/(*)/                                                                       0.63%  35.18%
---------------------------------------------------------------------------------------------------


Notes:

(*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2012, if applicable, and for the underlying Portfolios. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2014 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2014. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.

                                   FEE TABLE

----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 after the effect of Expense Limitation Arrangements  Lowest Highest
                                                                                                        0.63%  1.44%
----------------------------------------------------------------------------------------------------------------------



   For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.


(1)This charge applies to any contribution withdrawn attributable to the current and five prior contract years measured from the date of the withdrawal. This charge is deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

(2)This charge will never exceed 2% of the amount disbursed or transferred.

(3)Unless you specify otherwise, this charge will be deducted from the amount you request.

(4)During the first two contract years, this charge, if it applies, is equal to the lesser of $30 or 2% of your account value plus any amount previously withdrawn during the contract year.

(5)A portion of this charge is for providing the standard death benefit.



EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). For a complete description of portfolio charges and expenses, please see the prospectus for each Trust.


The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2012, which results in an estimated annual charge of 0.0586% of contract value.


The fixed maturity options and the guaranteed interest option are not covered by the fee table and examples. However, the annual administrative charge, the withdrawal charge, the third-party transfer or exchange charge, and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options and the guaranteed interest option. A market value adjustment (up or down) will apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus (except the annual administrative charge which is described above); (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; (iii) that the ratcheted death benefit has been elected; and
(iv) there is no waiver of the withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


---------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   portfolios                       $4,259   $8,346    $10,113  $11,287   $3,924 $8,201  $10,051 $11,287
---------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   portfolios                       $  818   $1,453    $ 2,115  $ 3,265   $  298 $  912  $ 1,551 $ 3,265
---------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix II at the end of this prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2012.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

This contract is no longer available for new purchasers. Information in this prospectus is provided for our existing contract owners only.

HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

A "contribution" means a payment made to us, from any source, with respect to the contract. The following table summarizes our current rules regarding contributions to your contract, which are subject to change. Depending on your contract type, we may refuse to accept subsequent contributions. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. Under our automatic investment program, the minimum contribution amount is $20 and the maximum contribution amount is $500 per month. The automatic investment program and the payroll deduction program are subject to the contribution limitations and restrictions set forth in the chart below. We will return any contribution made under these programs that exceeds your contribution limit, if applicable, and your program will be cancelled. We discuss the automatic investment program and the payroll deduction program under "About methods of payment" in "More information" later in this prospectus. All ages in the table refer to the age of the annuitant named in the contract.


We have exercised our right to discontinue acceptance of contributions to NQ contracts as set forth in the chart below, including contributions made through our automatic investment program or a payroll deduction program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract.

We have also exercised our right to limit contributions to traditional IRA, Roth IRA and Inherited IRA contracts as set forth in the chart below, including contributions made through our automatic investment program or a payroll deduction program. See the chart below for further detail. Contribution limitations are per calendar year. If you contribute less than the limitation provides, you may not carry the difference forward to a subsequent calendar year.


We also have the right to: (i) limit total contributions to $500,000 if the annuitant's current age is 75 or less; (ii) limit total contributions to $250,000 if the annuitant's current age is 76-79; and (iii) discontinue acceptance of contributions if the annuitant's current age is 80 or greater.

Upon notice to you, we may exercise certain additional rights we have under the contract regarding contributions, including our right to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit the number of variable investment options which you may elect. Other contribution limitations may be imposed by your contract as applicable state law. See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations.

--------------------------------------------------------------------------------
THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING
CONTRACT BENEFITS. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12-MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12-MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12-MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                       SOURCE OF            LIMITATION ON
 CONTRACT TYPE   MINIMUM CONTRIBUTION  CONTRIBUTIONS        SUBSEQUENT CONTRIBUTIONS
------------------------------------------------------------------------------------
NQ               $50 additional        .   After-tax money. .   EFFECTIVE JUNE
                                                                18, 2012,
                                       .   Paid to us by        acceptance of
                                           check or             contributions
                                           transfer of          has been
                                           contract value       discontinued./(1)
                                           in a tax             /
                                           deferred
                                           exchange under
                                           Section 1035 of
                                           the Internal
                                           Revenue Code.

                                       .   Paid to us by
                                           an employer who
                                           establishes a
                                           payroll
                                           deduction
                                           program.
------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------
                                       SOURCE OF                  LIMITATION ON
 CONTRACT TYPE   MINIMUM CONTRIBUTION  CONTRIBUTIONS              SUBSEQUENT CONTRIBUTIONS
------------------------------------------------------------------------------------------
Traditional IRA  $50 additional        .   "Regular"              .   EFFECTIVE MAY
                                           traditional IRA            1, 2013,
                                           contributions              maximum limit
                                           either made by             on
                                           you or paid to             contributions
                                           us by an                   is $6,500 per
                                           employer who               calendar
                                           establishes a              year/(1)(2)(3)/
                                           payroll                    (subject to the
                                           deduction                  general tax
                                           program.                   limits below).

                                       .   Additional             .   For annuitants
                                           catch-up                   up to age 83 at
                                           contributions.             contract issue,
                                                                      additional
                                       .   Eligible                   contributions
                                           rollover                   (rollover or
                                           distributions              direct
                                           from 403(b)                transfer) may
                                           plans,                     be made up to
                                           qualified plans            age 84.
                                           and
                                           governmental           .   For annuitants
                                           employer EDC               age 84 through
                                           plans.                     85 at contract
                                                                      issue,
                                       .   Rollovers from             additional
                                           another                    contribution
                                           traditional                (rollover or
                                           individual                 direct
                                           retirement                 transfer) may
                                           arrangement.               be made up to
                                                                      one year beyond
                                       .   Direct                     the annuitant's
                                           custodian-to-custodian     issue age.
                                           transfers from
                                           other                  GENERAL TAX LIMITS
                                           traditional
                                           individual             .   Regular IRA
                                           retirement                 contributions
                                           arrangements.              may not exceed
                                                                      $5,500.

                                                                  .   Additional
                                                                      catch-up
                                                                      contributions
                                                                      of up to $1,000
                                                                      per calendar
                                                                      year if the
                                                                      owner is at
                                                                      least age 50
                                                                      but under age
                                                                      70 1/2 at any
                                                                      time during the
                                                                      calendar year
                                                                      for which the
                                                                      contribution is
                                                                      made.

                                                                  .   No regular IRA
                                                                      contributions
                                                                      in the calendar
                                                                      year you turn
                                                                      age 70 1/2 and
                                                                      thereafter.

                                                                  .   Rollover and
                                                                      direct transfer
                                                                      contributions
                                                                      after age
                                                                      70 1/2 must be
                                                                      net of required
                                                                      minimum
                                                                      distributions.
------------------------------------------------------------------------------------------
Roth IRA         $50 additional        .   Regular Roth           .   EFFECTIVE MAY
                                           IRA                        1, 2013,
                                           contributions              maximum limit
                                           either made by             on
                                           you or paid to             contributions
                                           us by an                   is $6,500 per
                                           employer who               calendar
                                           establishes a              year/(1)(2)(3)/
                                           payroll                    (subject to the
                                           deduction                  general tax
                                           program.                   limits below).

                                       .   Additional             .   For annuitants
                                           catch-up                   up to age 83 at
                                           contributions.             contract issue,
                                                                      additional
                                       .   Rollovers from             contributions
                                           another Roth               may be made up
                                           IRA.                       to age 84.

                                       .   Rollovers from         .   For annuitants
                                           a "designated              age 84 through
                                           Roth                       85 at contract
                                           contribution               issue,
                                           account" under             additional
                                           specified                  contributions
                                           retirement                 may be made up
                                           plans.                     to one year
                                                                      beyond the
                                       .   Conversion                 annuitant's
                                           rollovers from             issue age.
                                           a traditional
                                           IRA or other           GENERAL TAX LIMITS
                                           eligible
                                           retirement plan.       .   Regular Roth
                                                                      IRA
                                       .   Direct                     contributions
                                           transfers from             may not exceed
                                           another Roth               $5,500.
                                           IRA.
                                                                  .   Additional
                                                                      catch-up
                                                                      contributions
                                                                      of up to $1,000
                                                                      per calendar
                                                                      year if the
                                                                      owner is at
                                                                      least age 50 at
                                                                      any time during
                                                                      the calendar
                                                                      year for which
                                                                      the
                                                                      contribution is
                                                                      made.

                                                                  .   Contributions
                                                                      are subject to
                                                                      income limits
                                                                      and other tax
                                                                      rules. See
                                                                      Contributions
                                                                      to Roth IRAs in
                                                                      "Tax
                                                                      information"
                                                                      later in this
                                                                      prospectus.
------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------
                                          SOURCE OF                  LIMITATION ON
 CONTRACT TYPE       MINIMUM CONTRIBUTION CONTRIBUTIONS              SUBSEQUENT CONTRIBUTIONS
---------------------------------------------------------------------------------------------
Inherited IRA        .   $1,000           .   Direct                 .   EFFECTIVE JUNE
(traditional IRA or      additional           custodian-to-custodian     18, 2012,
Roth IRA)                                     transfers of               maximum limit
                                              your interest              on
                                              as death                   contributions
                                              beneficiary of             is $6,500 per
                                              the deceased               calendar
                                              owner's                    year./(1)(2)(3)/
                                              traditional
                                              individual             .   Any additional
                                              retirement                 contributions
                                              arrangement or             must be from
                                              Roth IRA to an             the same type
                                              IRA of the same            of IRA of the
                                              type.                      same deceased
                                                                         owner.

                                                                     .   If this
                                                                         Inherited IRA
                                                                         was purchased
                                                                         by a
                                                                         non-spousal
                                                                         beneficiary
                                                                         direct rollover
                                                                         from a
                                                                         qualified plan,
                                                                         403(b) plan and
                                                                         governmental
                                                                         employer 457(b)
                                                                         plan, there are
                                                                         no additional
                                                                         contributions.
---------------------------------------------------------------------------------------------


(1)This discontinuance or limitation does not apply to contracts issued in Maryland. Please see Appendix III later in this prospectus.
(2)For contracts issued in Florida, acceptance of contributions has been discontinued. Please see Appendix III later in this prospectus.
(3)For regular contributions, the calendar year limitation includes (i) contributions made during a calendar year, and (ii) contributions made in the subsequent calendar year until the tax return filing deadline provided they are designated for the prior calendar year. For example, 2013 calendar year contributions will include regular contributions made at any time from January 1, 2013 through April 15, 2014, as long as you designate the contributions for 2013.


See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract, see "Dates and prices at which contract events occur" in "More information" later in this prospectus. Please review your contract for information on contribution limitations.

                        CONTRACT FEATURES AND BENEFITS

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under traditional and Roth IRA contracts, the owner and annuitant must be the same person. For owner and annuitant requirements for Inherited IRA, see "Inherited IRA beneficiary continuation contract" later in this prospectus.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars, and made payable to "AXA Equitable." We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, contract exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Additional contributions may also be made by wire transfer or our automatic investment program. The methods of payment are discussed in detail under "About other methods of payment" in "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the contribution. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

If additional contributions are permitted under the contract, generally, you may make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.

--------------------------------------------------------------------------------

OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR IN "MORE INFORMATION" LATER IN THIS PROSPECTUS."

--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the guaranteed interest option and the fixed maturity options.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions and to limit the number of variable investment options you may elect.

--------------------------------------------------------------------------------
YOU CAN CHOOSE FROM AMONG THE VARIABLE INVESTMENT OPTIONS, THE GUARANTEED INTEREST OPTION AND THE FIXED MATURITY OPTIONS.
--------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio, if any. The chart below also shows the currently available portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The affiliated portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.

AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.


The AXA Allocation portfolios, the AXA Strategic Allocation portfolios and the All Asset portfolios offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation portfolios, the AXA Strategic Allocation portfolios and the All Asset portfolios by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation portfolios, the AXA Strategic Allocation portfolios and the All Asset portfolios than certain other portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the underlying portfolio prospectuses, the AXA Tactical Manager portfolios, the AXA Allocation portfolios, the AXA Strategic Allocation portfolios, the All Asset portfolios and certain other affiliated portfolios use futures and options to reduce the portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions.


The investment strategies of the portfolios are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. This approach, while reducing volatility, may also suppress the investment performance of your contract.


-----------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST - CLASS B                                                             INVESTMENT MANAGER
 SHARES PORTFOLIO                                                            (OR SUB-ADVISER(S), AS
 NAME                OBJECTIVE                                               APPLICABLE)
-----------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks to achieve long-term capital appreciation.        .   AXA Equitable Funds
  ALLOCATION/(1)/                                                                Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks to achieve a high level of current income.        .   AXA Equitable Funds
  ALLOCATION/(1)/                                                                Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA                  Seeks to achieve current income and growth of capital,  .   AXA Equitable Funds
  CONSERVATIVE-PLUS  with a greater emphasis on current income.                  Management Group, LLC
  ALLOCATION/(1)/
-----------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital appreciation and     .   AXA Equitable Funds
  ALLOCATION/(1)/    current income.                                             Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks to achieve long-term capital appreciation and     .   AXA Equitable Funds
  ALLOCATION/(1)/    current income, with a greater emphasis on capital          Management Group, LLC
                     appreciation.
-----------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -                                                                        INVESTMENT MANAGER
 CLASS B SHARES                                                                 (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                  APPLICABLE)
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  AGGRESSIVE EQUITY  emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable
                     in the Portfolio.                                              Funds Management Group,
                                                                                    LLC
                                                                                .   ClearBridge Investments,
                                                                                    LLC
                                                                                .   GCIC US Ltd.
                                                                                .   Marsico Capital
                                                                                    Management, LLC
                                                                                .   T. Rowe Price Associates,
                                                                                    Inc.
                                                                                .   Westfield Capital
                                                                                    Management Company, L.P.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high current income and      .   BlackRock
  BOND               capital appreciation, consistent with a prudent level of       Financial Management, Inc.
                     risk.                                                      .   Pacific Investment
                                                                                    Management Company LLC
                                                                                .   SSgA Funds Management,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       .   AXA Equitable
  INTERNATIONAL      emphasis on risk-adjusted returns and managing volatility      Funds Management Group,
  EQUITY             in the Portfolio.                                              LLC
                                                                                .   BlackRock
                                                                                    Investment Management, LLC
                                                                                .   EARNEST Partners, LLC
                                                                                .   J.P. Morgan
                                                                                    Investment Management Inc.
                                                                                .   Marsico Capital
                                                                                    Management, LLC
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP CORE EQUITY    emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable
                     in the Portfolio.                                              Funds Management Group,
                                                                                    LLC
                                                                                .   Janus Capital Management,
                                                                                    LLC
                                                                                .   Thornburg
                                                                                    Investment Management,
                                                                                    Inc.
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable
                     in the Portfolio.                                              Funds Management Group,
                                                                                    LLC
                                                                                .   Institutional Capital LLC
                                                                                .   MFS Investment Management
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable
                     in the Portfolio.                                              Funds Management Group,
                                                                                    LLC
                                                                                .   BlackRock
                                                                                    Investment Management, LLC
                                                                                .   Franklin Advisers, Inc.
                                                                                .   Wellington
                                                                                    Management Company, LLP
--------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -                                                                           INVESTMENT MANAGER
 CLASS B SHARES                                                                    (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                     APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an          .   AXA Equitable
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility         Funds Management Group,
                     in the Portfolio.                                                 LLC
                                                                                   .   BlackRock
                                                                                       Investment Management, LLC
                                                                                   .   Diamond Hill
                                                                                       Capital Management, Inc.
                                                                                   .   Knightsbridge
                                                                                       Asset Management, LLC
                                                                                   .   Lord, Abbett & Co. LLC
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve a high total return through a combina-       .   Pacific Investment
  MULTI-SECTOR BOND  tion of current income and capital appreciation.                  Management Company LLC
                                                                                   .   Post Advisory Group, LLC
                                                                                   .   SSgA Funds Management,
                                                                                       Inc.
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an          .   AXA Equitable Funds
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility         Management Group, LLC
                     in the Portfolio.                                             .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   Lord, Abbett & Co. LLC
                                                                                   .   Morgan Stanley Investment
                                                                                       Management Inc.
                                                                                   .   NorthPointe Capital, LLC
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL   Seeks to achieve long-term growth of capital with an          .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility         Management Group, LLC
                     in the Portfolio.                                             .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   Franklin Advisory
                                                                                       Services, LLC
                                                                                   .   Pacific Global Investment
                                                                                       Management Company
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.                 .   Allianz Global Investors
  TECHNOLOGY                                                                           US LLC
                                                                                   .   AXA Equitable Funds
                                                                                       Management Group, LLC
                                                                                   .   SSgA Funds Management,
                                                                                       Inc.
                                                                                   .   Wellington Management
                                                                                       Company, LLP
-----------------------------------------------------------------------------------------------------------------
TARGET 2015          Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION         asset mix. Total return includes capital growth and               Management Group, LLC
                     income.
-----------------------------------------------------------------------------------------------------------------
TARGET 2025          Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION         asset mix. Total return includes capital growth and               Management Group, LLC
                     income.
-----------------------------------------------------------------------------------------------------------------
TARGET 2035          Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION         asset mix. Total return includes capital growth and               Management Group, LLC
                     income.
-----------------------------------------------------------------------------------------------------------------
TARGET 2045          Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION         asset mix. Total return includes capital growth and               Management Group, LLC
                     income.
-----------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 - CLASS IB
 SHARES PORTFOLIO                                                                   INVESTMENT MANAGER (OR
 NAME                    OBJECTIVE                                                  SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------
ALL ASSET                Seeks long-term capital appreciation and current income,   .   AXA Equitable Funds
  AGGRESSIVE - ALT       with a greater emphasis on capital appreciation.               Management Group, LLC
  25/(2)(3)/
------------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -       Seeks long-term capital appreciation and current income.   .   AXA Equitable Funds
  ALT 20/(3)/                                                                           Management Group, LLC
------------------------------------------------------------------------------------------------------------------
ALL ASSET MODERATE       Seeks long-term capital appreciation and current income,   .   AXA Equitable Funds
  GROWTH - ALT           with a greater emphasis on current income.                     Management Group, LLC
  15/(2)(3)/
------------------------------------------------------------------------------------------------------------------
AXA BALANCED             Seeks long-term capital appreciation and current income    .   AXA Equitable Funds
  STRATEGY                                                                              Management Group, LLC
------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE         Seeks current income and growth of capital, with a         .   AXA Equitable Funds
  GROWTH STRATEGY        greater emphasis on current income.                            Management Group, LLC
------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE         Seeks a high level of current income.                      .   AXA Equitable Funds
  STRATEGY                                                                              Management Group, LLC
------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH      Seeks long-term capital appreciation and current income,   .   AXA Equitable Funds
  STRATEGY               with a greater emphasis on current income.                     Management Group, LLC
------------------------------------------------------------------------------------------------------------------
AXA TACTICAL             Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  MANAGER 400            emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                         in the Portfolio.                                              Management Group, LLC
                                                                                    .   BlackRock Investment
                                                                                        Management, LLC
------------------------------------------------------------------------------------------------------------------
AXA TACTICAL             Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  MANAGER 500            emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                         in the Portfolio.                                              Management Group, LLC
                                                                                    .   BlackRock Investment
                                                                                        Management, LLC
------------------------------------------------------------------------------------------------------------------
AXA TACTICAL             Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  MANAGER 2000           emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                         in the Portfolio.                                              Management Group, LLC
                                                                                    .   BlackRock Investment
                                                                                        Management, LLC
------------------------------------------------------------------------------------------------------------------
AXA TACTICAL             Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.
  MANAGER                emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
  INTERNATIONAL          in the Portfolio.                                              Management Group, LLC
                                                                                    .   BlackRock Investment
                                                                                        Management, LLC
------------------------------------------------------------------------------------------------------------------
                         Seeks to achieve total return from long-term growth of     .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN   capital and income.
  DYNAMIC WEALTH
  STRATEGIES
------------------------------------------------------------------------------------------------------------------
                         Seeks to achieve long-term growth of capital.              .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN          Seeks to achieve long-term total return with an emphasis   .   AXA Equitable Funds
  SMALL CAP VALUE        on risk-adjusted returns and managing volatility in the        Management Group, LLC
  CORE                   Portfolio.                                                 .   BlackRock Investment
                                                                                        Management, LLC
                                                                                    .   Franklin Advisory
                                                                                        Services, LLC
------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC       Seeks to achieve capital appreciation and secondarily,     .   BlackRock Investment
  VALUE EQUITY           income.                                                        Management, LLC
------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 - CLASS IB
 SHARES PORTFOLIO                                                                       INVESTMENT MANAGER (OR
 NAME                  OBJECTIVE                                                        SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     Seeks a combination of growth and income to achieve an           .   Boston Advisors, LLC
  EQUITY INCOME        above-average and consistent total return.
----------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY    Seeks to achieve long-term capital appreciation.                 .   Calvert Investment
  RESPONSIBLE                                                                               Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN    Seeks to achieve long-term growth of capital.                    .   Capital Guardian Trust
  RESEARCH                                                                                  Company
----------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK        Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
  INDEX                approximates the total return performance of the Russell
                       3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
----------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX     Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
                       approximates the total return performance of the Barclays            Management Group, LLC
                       Intermediate U.S. Government/Credit Index, including             .   SSgA Funds Management,
                       reinvestment of dividends, at a risk level consistent with that      Inc.
                       of the Barclays Intermediate U.S. Government/Credit Index.
----------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK      Seeks to achieve long-term growth of capital.                    .   Davis Selected Advisers,
  VENTURE                                                                                   L.P.
----------------------------------------------------------------------------------------------------------------------
EQ/EMERGING MARKETS    Seeks to achieve long-term growth of capital.                    .   AllianceBernstein L.P.
  EQUITY PLUS/(1)/                                                                      .   AXA Equitable Funds
                                                                                            Management Group, LLC
                                                                                        .   EARNEST Partners, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX    Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
                       approximates the total return performance of the S&P
                       500 Index, including reinvestment of dividends, at a risk
                       level consistent with that of the S&P 500 Index.
----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH       Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
  PLUS                 emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                       in the Portfolio.                                                .   BlackRock Capital
                                                                                            Management, Inc.
                                                                                        .   BlackRock Investment
                                                                                            Management, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE       Seeks to maximize income while maintaining prospects             .   AXA Equitable Funds
  BALANCED             for capital appreciation with an emphasis on risk-adjusted           Management Group, LLC
                       returns and managing volatility in the Portfolio.                .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN            Primarily seeks capital appreciation and secondarily seeks       .   AXA Equitable Funds
  TEMPLETON            income.                                                              Management Group, LLC
  ALLOCATION
----------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS       Seeks to achieve capital appreciation.                           .   GAMCO Asset Management,
  AND ACQUISITIONS                                                                          Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL         Seeks to maximize capital appreciation.                          .   GAMCO Asset Management,
  COMPANY VALUE                                                                             Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS    Seeks to achieve capital growth and current income.              .   AXA Equitable Funds
                                                                                            Management Group, LLC
                                                                                        .   BlackRock Investment
                                                                                            Management, LLC
                                                                                        .   First International
                                                                                            Advisors, LLC
                                                                                        .   Wells Capital Management,
                                                                                            Inc.
----------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 - CLASS IB
 SHARES PORTFOLIO                                                                       INVESTMENT MANAGER (OR
 NAME                  OBJECTIVE                                                        SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL              Seeks to achieve long-term capital appreciation with an          .   AXA Equitable Funds
  MULTI-SECTOR         emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
  EQUITY               in the Portfolio.                                                .   BlackRock
                                                                                            Investment Management, LLC
                                                                                        .   Morgan Stanley Investment
                                                                                            Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/HIGH YIELD          Seeks to maximize current income.                                .   AXA Equitable Funds
  BOND/(2)/                                                                                 Management Group, LLC
                                                                                        .   AXA Investment Managers,
                                                                                            Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE        Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
  GOVERNMENT BOND      approximates the total return performance of the Barclays            Management Group, LLC
                       Intermediate U.S. Government Bond Index, including               .   SSgA Funds Management,
                       reinvestment of dividends, at a risk level consistent with that      Inc.
                       of the Barclays Intermediate U.S. Government Bond Index.
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL       Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
  CORE PLUS            emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                       in the Portfolio.                                                .   BlackRock
                                                                                            Investment Management, LLC
                                                                                        .   Hirayama Investments, LLC
                                                                                        .   WHV Investment Management
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL       Seeks to achieve a total return (before expenses) that           .   AllianceBernstein L.P.
  EQUITY INDEX         approximates the total return performance of a composite
                       index comprised of 40% DJ EURO STOXX 50 Index, 25%
                       FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX
                       200 Index, including reinvestment of dividends, at a risk
                       level consistent with that of the composite index.
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL       Seeks to provide current income and long-term growth of          .   AXA Equitable Funds
  VALUE PLUS           income, accompanied by growth of capital with an                     Management Group, LLC
                       emphasis on risk-adjusted returns and managing volatility        .   BlackRock
                       in the Portfolio.                                                    Investment Management, LLC
                                                                                        .   Northern Cross, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE      Seeks to achieve long-term capital appreciation.                 .   J.P. Morgan
  OPPORTUNITIES                                                                             Investment Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE      Seeks to achieve long-term growth of capital with an             .   AXA Equitable Funds
  PLUS                 emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                       in the Portfolio.                                                .   BlackRock
                                                                                            Investment Management, LLC
                                                                                        .   Institutional Capital LLC
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH    Seeks to achieve a total return before expenses that             .   AllianceBernstein L.P.
  INDEX                approximates the total return performance of the Russell
                       1000 Growth Index, including reinvestment of dividends
                       at a risk level consistent with that of the Russell 1000
                       Growth Index.
----------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 - CLASS IB
 SHARES PORTFOLIO                                                                                INVESTMENT MANAGER (OR
 NAME                 SHARE CLASS   OBJECTIVE                                                    SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH                 Seeks to provide long-term capital growth with an            .   AXA Equitable
  PLUS                              emphasis on risk-adjusted returns and managing volatility        Funds Management Group,
                                    in the Portfolio.                                                LLC
                                                                                                 .   BlackRock
                                                                                                     Investment Management, LLC
                                                                                                 .   Marsico Capital
                                                                                                     Management, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE                  Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
  INDEX                             approximates the total return performance of the Russell         Inc.
                                    1000 Value Index, including reinvestment of dividends, at
                                    a risk level consistent with that of the Russell 1000 Value
                                    Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE                  Seeks to achieve long-term growth of capital with an         .   AllianceBernstein L.P.
  PLUS                              emphasis on risk-adjusted returns and managing volatility    .   AXA Equitable Funds
                                    in the Portfolio.                                                Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT                      Seeks to achieve capital appreciation and growth of          .   Lord, Abbett & Co. LLC
  LARGE CAP CORE                    income with reasonable risk.
-------------------------------------------------------------------------------------------------------------------------------
EQ/MFS                              Seeks to achieve capital appreciation.                       .   Massachusetts Financial
  INTERNATIONAL                                                                                      Services Company d/b/a
  GROWTH                                                                                             MFS Investment Management
-------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                    Seeks to achieve a total return before expenses that         .   SSgA Funds Management,
                                    approximates the total return performance of the S&P             Inc.
                                    Mid Cap 400 Index, including reinvestment of dividends,
                                    at a risk level consistent with that of the S&P Mid Cap
                                    400 Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE                    Seeks to achieve long-term capital appreciation with an      .   AXA Equitable Funds
  PLUS                              emphasis on risk-adjusted returns and managing volatility        Management Group, LLC
                                    in the Portfolio.                                            .   BlackRock Investment
                                                                                                     Management, LLC
                                                                                                 .   Wellington Management
                                                                                                     Company, LLP
-------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                     Seeks to obtain a high level of current income, preserve     .   The Dreyfus Corporation
                                    its assets and maintain liquidity.
-------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG &                         Seeks to achieve capital appreciation.                       .   Montag & Caldwell, LLC
  CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY                   Seeks to achieve capital growth.                             .   Morgan Stanley Investment
  MID CAP GROWTH                                                                                     Management Inc.
-------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP                 Seeks to achieve capital appreciation, which may             .   AXA Equitable Funds
  EQUITY                            occasionally be short-term, with an emphasis on risk-            Management Group, LLC
                                    adjusted returns and managing volatility in the Portfolio.   .   BlackRock Investment
                                                                                                     Management, LLC
                                                                                                 .   Franklin Mutual Advisers,
                                                                                                     LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER                      Seeks to achieve capital appreciation.                       .   OppenheimerFunds, Inc.
  GLOBAL
-------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO GLOBAL                     Seeks to achieve maximum real return, consistent with        .   Pacific Investment
  REAL RETURN/(2)/                  preservation of capital and prudent investment                   Management Company, LLC
                                    management.
-------------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 - CLASS IB
 SHARES PORTFOLIO                                                                   INVESTMENT MANAGER (OR
 NAME                  OBJECTIVE                                                    SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA         Seeks to generate a return in excess of traditional money    .   Pacific Investment
  SHORT BOND           market products while maintaining an emphasis on                 Management Company, LLC
                       preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS   Seeks to achieve high current income consistent with         .   AllianceBernstein L.P.
                       moderate risk to capital.
------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY       Seeks to replicate as closely as possible (before expenses)  .   AllianceBernstein L.P.
  INDEX                the total return of the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE       Seeks to achieve long-term capital appreciation and          .   T. Rowe Price Associates,
  GROWTH STOCK         secondarily, income.                                             Inc.
------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL    Seeks to achieve long-term capital growth with an            .   AXA Equitable Funds
  EQUITY               emphasis on risk-adjusted returns and managing volatility        Management Group, LLC
                       in the Portfolio.                                            .   BlackRock Investment
                                                                                        Management, LLC
                                                                                    .   Templeton Investment
                                                                                        Counsel, LLC
------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND      Seeks to achieve total return through capital appreciation   .   UBS Global Asset
  INCOME               with income as a secondary consideration.                        Management (Americas) Inc.
------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN          Seeks to achieve capital growth and income.                  .   Invesco Advisers, Inc.
  COMSTOCK
------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO         Seeks to achieve long-term capital growth.                   .   Wells Capital Management,
  OMEGA GROWTH                                                                          Inc.

--------------------------------------------------------------------------------------------------------------
 AIM VARIABLE
 INSURANCE
 FUNDS (INVESCO
 VARIABLE
 INSURANCE FUNDS) -                                                             INVESTMENT MANAGER
 SERIES                                                                         (OR SUB-ADVISER(S), AS
 II PORTFOLIO NAME   OBJECTIVE                                                  APPLICABLE)
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL  The fund's investment objective is total return through    .   Invesco Advisers, Inc.
  REAL ESTATE FUND   growth of capital and current income.                      .   Invesco Asset Management
                                                                                    Limited
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH    The fund's investment objective is total return comprised  .   Invesco Advisers, Inc.
  YIELD FUND         of current income and capital appreciation.
--------------------------------------------------------------------------------------------------------------
INVESCO V.I.         The fund's investment objective is long-term growth of     .   Invesco Advisers, Inc.
  INTERNATIONAL      capital.
  GROWTH FUND
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID     The fund's investment objective is long-term growth of     .   Invesco Advisers, Inc.
  CAP CORE EQUITY    capital.
  FUND
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL   The fund's investment objective is long-term growth of     .   Invesco Advisers, Inc.
  CAP EQUITY FUND    capital.

-------------------------------------------------------------------------------------------------------------
 AMERICAN FUNDS
 INSURANCE SERIES(R)                                                           INVESTMENT MANAGER
 PORTFOLIO NAME -                                                              (OR SUB-ADVISER(S), AS
 CLASS 4 SHARES       OBJECTIVE                                                APPLICABLE)
-------------------------------------------------------------------------------------------------------------
BOND FUND/SM(2)/      The fund's investment objective is to provide as high a  .   Capital Research and
                      level of current income as is consistent with the            Management Company,
                      preservation of capital.


------------------------------------------------------------------------------------------
 FIDELITY(R)
 VARIABLE
 INSURANCE PRODUCTS
 (VIP) - SERVICE                                            INVESTMENT MANAGER
 CLASS 2 PORTFOLIO                                          (OR SUB-ADVISER(S), AS
 NAME                OBJECTIVE                              APPLICABLE)
------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks long-term capital appreciation.  .   Fidelity Management and
  CONTRAFUND(R)                                                 Research Company (FMR)
  PORTFOLIO
------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------
 GOLDMAN SACHS
 VARIABLE INSURANCE
 TRUST - SERVICE                                            INVESTMENT MANAGER
 SHARES PORTFOLIO                                           (OR SUB-ADVISER(S), AS
 NAME                OBJECTIVE                              APPLICABLE)
------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT    Seeks long-term capital appreciation.  .   Goldman Sachs Asset
  MID CAP VALUE FUND                                            Management, L.P.

---------------------------------------------------------------------------------------------------------------
 IVY FUNDS VARIABLE
 INSURANCE PORTFOLIOS                                                            INVESTMENT MANAGER (OR
 PORTFOLIO NAME        OBJECTIVE                                                 SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY   To seek to provide capital growth and appreciation.       .   Waddell & Reed
                                                                                     Investment Management
                                                                                     Company (WRIMCO)
---------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH     To seek to provide total return through a combination of  .   Waddell & Reed
  INCOME               high current income and capital appreciation.                 Investment Management
                                                                                     Company (WRIMCO)
---------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID      To seek to provide growth of capital.                     .   Waddell & Reed
  CAP GROWTH                                                                         Investment Management
                                                                                     Company (WRIMCO)
---------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL    To seek to provide growth of capital.                     .   Waddell & Reed
  CAP GROWTH                                                                         Investment Management
                                                                                     Company (WRIMCO)

------------------------------------------------------------------------------------------
 LAZARD RETIREMENT
 SERIES, INC.
 - SERVICE                                                  INVESTMENT MANAGER
 SHARES PORTFOLIO                                           (OR SUB-ADVISER(S), AS
 NAME                OBJECTIVE                              APPLICABLE)
------------------------------------------------------------------------------------------
LAZARD RETIREMENT    Seeks long-term capital appreciation.  .   Lazard Asset Management
  EMERGING MARKETS                                              LLC
  EQUITY PORTFOLIO

-------------------------------------------------------------------------------------------------------------
 MFS(R) VARIABLE
 INSURANCE TRUSTS                                                              INVESTMENT MANAGER
 - SERVICE CLASS                                                               (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                 APPLICABLE)
-------------------------------------------------------------------------------------------------------------
MFS(R)               The fund's investment objective is to seek capital        .   Massachusetts Financial
  INTERNATIONAL      appreciation.                                                 Services Company
  VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS     The fund's investment objective is to seek capital        .   Massachusetts Financial
  GROWTH STOCK       appreciation.                                                 Services Company
  SERIES
-------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS     The fund's investment objective is to seek capital        .   Massachusetts Financial
  TRUST SERIES       appreciation.                                                 Services Company
-------------------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY    The fund's investment objective is to seek capital        .   Massachusetts Financial
  PORTFOLIO          appreciation.                                                 Services Company
-------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES     The fund's investment objective is to seek total return.  .   Massachusetts Financial
  SERIES                                                                           Services Company

---------------------------------------------------------------------------------------------------------------------
                                                                                       INVESTMENT MANAGER
 VAN ECK VIP TRUST - S                                                                 (OR SUB-ADVISER(S),
 CLASS PORTFOLIO NAME     OBJECTIVE                                                    AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD   Seeks long-term capital appreciation by investing            .   Van Eck Associates
  ASSETS FUND             primarily in "hard asset" securities. Income is a secondary      Corporation
                          consideration.
---------------------------------------------------------------------------------------------------------------------

(1)The AXA Allocation portfolios.
(2)These new variable investment options will be available on or about May 20, 2013, subject to Regulatory approval. Please see "Portfolios of the Trusts" later in this prospectus for more information on these new variable investment options.
(3)Also referred to as an "All Asset" variable investment option in this prospectus.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT (800) 628-6673.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the annual minimum guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.


The annual minimum guaranteed interest rate for 2013 ranges from 1.00% to 3.00%. Depending on the year and the state where your contract was issued, the lifetime minimum guaranteed interest rate ranges from 1.00% to 3.00%. The lifetime minimum guaranteed interest rate is shown in your contract. The annual minimum guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Current rates will never be less than the annual minimum guaranteed interest rate.


FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates generally ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued on or after August 13, 2001 in Washington. For contracts issued in New York, see "Charges and expenses" for information on withdrawal charges when amounts are allocated to the fixed maturity options.

--------------------------------------------------------------------------------
FIXED MATURITY OPTIONS GENERALLY RANGE FROM ONE TO TEN YEARS TO MATURITY.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15th for maturity years ranging from one through ten. Not all of these fixed maturity options will be available for annuitant ages 76 and above. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally ten fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

..   you previously allocated a contribution or made a transfer to the same fixed maturity option; or

..   the rate to maturity is 3%; or

..   the fixed maturity option's maturity date is within 45 days; or

..   the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions" below would apply:

(a)transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b)withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option (or another investment option if we are required to do so by any state regulation). As of February 15, 2012, the next available maturity date was June 15, 2021 (see "About our fixed maturity options" in "More Information" later in this prospectus). We may change our procedures in the future.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a)the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value

                        CONTRACT FEATURES AND BENEFITS
adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix III at the end of this prospectus provides an example of how the market value adjustment is calculated.

SELECTING YOUR INVESTMENT METHOD

You must choose one of the following methods for selecting your investment options:

..   MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

..   MAXIMUM TRANSFER FLEXIBILITY. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart and no transfer restrictions will apply.

TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the "Maximum investment options choice" method, for a limited time there will be no restrictions on the amount you can transfer out of the guaranteed interest option listed in group "A." If you elect the "Maximum transfer flexibility" method, for a limited time you will be able to use the fixed income variable investment options listed in group "B" as well as the fixed maturity options.

We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the "Maximum investment options choice" method, limits on transfers out of the guaranteed interest option will again apply. If you elect the "Maximum transfer flexibility" method, you will no longer be permitted to allocate contributions to or transfer amounts into the variable investment options in group "B" (including through our rebalancing program) or the fixed maturity options. However, amounts that are in any investment options that are not available under "Maximum transfer flexibility" can remain in these options.

-------------------------------------------------------------------------------------------------
 INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
 A
-------------------------------------------------------------------------------------------------
.. Guaranteed Interest Option
-------------------------------------------------------------------------------------------------

 DOMESTIC STOCKS
-----------------------------------------------------------------------------------------------
.. AXA Aggressive Allocation                     . EQ/Mutual Large Cap Equity
.. AXA Moderate-Plus Allocation                  . EQ/Small Company Index
.. AXA Moderate Growth Strategy                  . EQ/T. Rowe Price Growth Stock
.. AXA Tactical Manager 400                      . EQ/Templeton Global Equity
.. AXA Tactical Manager 500                      . EQ/UBS Growth and Income
.. AXA Tactical Manager 2000                     . EQ/Van Kampen Comstock
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 DOMESTIC STOCKS (CONTINUED)
-----------------------------------------------------------------------------------------------
.. EQ/AllianceBernstein Dynamic Wealth           . EQ/Wells Fargo Omega Growth
  Strategies                                    . Fidelity/(R)/ VIP Contrafund/(R)/
.. EQ/AllianceBernstein Small Cap Growth         . Goldman Sachs VIT Mid Cap Value
.. EQ/AXA Franklin Small Cap Value Core          . Invesco V.I. Mid Cap Core Equity
.. EQ/BlackRock Basic Value Equity               . Invesco V.I. Small Cap Equity
.. EQ/Boston Advisors Equity Income              . Ivy Funds VIP Energy
.. EQ/Calvert Socially Responsible               . Ivy Funds VIP Mid Cap Growth
.. EQ/Capital Guardian Research                  . Ivy Funds VIP Small Cap Growth
.. EQ/Common Stock Index                         . MFS/(R)/ Investors Growth Stock
.. EQ/Davis New York Venture                     . MFS/(R)/ Investors Trust
.. EQ/Equity 500 Index                           . MFS/(R)/ Technology
.. EQ/Equity Growth PLUS                         . MFS/(R)/ Utilities
.. EQ/Franklin Templeton Allocation              . Multimanager Aggressive Equity
.. EQ/GAMCO Mergers and Acquisitions             . Multimanager Large Cap Core Equity
.. EQ/GAMCO Small Company Value                  . Multimanager Large Cap Value
.. EQ/JPMorgan Value Opportunities               . Multimanager Mid Cap Growth
.. EQ/Large Cap Core PLUS                        . Multimanager Mid Cap Value
.. EQ/Large Cap Growth Index                     . Multimanager Small Cap Growth
.. EQ/Large Cap Growth PLUS                      . Multimanager Small Cap Value
.. EQ/Large Cap Value Index                      . Multimanager Technology
.. EQ/Large Cap Value PLUS                       . Target 2015 Allocation
.. EQ/Lord Abbett Large Cap Core                 . Target 2025 Allocation
.. EQ/Mid Cap Index                              . Target 2035 Allocation
.. EQ/Mid Cap Value PLUS                         . Target 2045 Allocation
.. EQ/Montag & Caldwell Growth                   . Van Eck VIP Global Hard Assets
.. EQ/Morgan Stanley Mid Cap Growth
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
-----------------------------------------------------------------------------------------------
.. AXA Tactical Manager International            . EQ/Oppenheimer Global
.. EQ/Emerging Markets Equity PLUS               . Invesco V.I. Global Real Estate
.. EQ/Global Multi-Sector Equity                 . Invesco V.I. International Growth
.. EQ/International Core PLUS                    . Lazard Retirement Emerging Markets Equity
.. EQ/International Equity Index                 . MFS/(R)/ International Value
.. EQ/International Value PLUS                   . Multimanager International Equity
.. EQ/MFS International Growth


-----------------------------------------------------------------------------------------------
 BALANCED/HYBRID
-----------------------------------------------------------------------------------------------
.. All Asset Aggressive - Alt 25                 . AXA Balanced Strategy
.. All Asset Growth - Alt 20                     . AXA Moderate Allocation
.. All Asset Moderate Growth - Alt 15


-------------------------------------------------------------------------------------------------
 B
-------------------------------------------------------------------------------------------------
 FIXED INCOME
-------------------------------------------------------------------------------------------------
.. American Funds Insurance Services(R) BondSM    . EQ/Intermediate Government Bond
.. AXA Conservative Allocation                    . EQ/Money Market
.. AXA Conservative-Plus Allocation               . EQ/PIMCO Global Real Return
.. AXA Conservative Growth Strategy               . EQ/PIMCO Ultra Short Bond
.. AXA Conservative Strategy                      . EQ/Quality Bond PLUS
.. EQ/Core Bond Index                             . Invesco V.I. High Yield
.. EQ/Franklin Core Balanced                      . Ivy Funds VIP High Income
.. EQ/Global Bond PLUS                            . Multimanger Core Bond
.. EQ/High Yield Bond                             . Multimanager Multi-Sector Bond

-------------------------------------------------------------------------------------------------
 FIXED MATURITY OPTIONS
-------------------------------------------------------------------------------------------------
TRANSFER RESTRICTIONS APPLY AS INDICATED ABOVE UNDER "FIXED MATURITY OPTIONS AND MATURITY
DATES." FIXED MATURITY OPTIONS ARE ONLY AVAILABLE IN STATES WHERE APPROVED.
-------------------------------------------------------------------------------------------------

The Target Allocation investment options are expected to invest more heavily in fixed income securities as they approach their respective target dates, and thereafter. As each Target Allocation investment option reaches its respective target date, we reserve the right to make it a group "B" investment option. Please note that if you select the "Maximum transfer flexibility" method, and you allocate any contributions or account value to any of the Target Allocation investment options, you will be deemed to have changed to the "maximum investment option choice" method. This change to your investment method will occur when you change your allocation instruction to include a Target Allocation investment option or when you make a transfer to a Target Allocation investment option that has been reassigned. We will notify you of this change in writing. Please note that if this occurs, the number of variable investment options available to

                        CONTRACT FEATURES AND BENEFITS
you will increase. In other words, the "B" investment options will be available to you. However, your ability to transfer out of the guaranteed interest option will be limited.

If you select the "maximum transfer flexibility" method but have not included any of the Target Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.

You may choose from any of the investment options available under your investment method. In all cases, if any of the options listed in B in the chart referenced above are selected, you will be subject to the restrictions on transfers out of the guaranteed interest option that apply under the maximum investment options choice investment method.

ALLOCATING YOUR CONTRIBUTIONS

Once you have made your investment method choice, you may allocate your contributions to one or more, or all, of the investment options that you have chosen, subject to any restrictions under the investment method you chose. However, you may not allocate more than one contribution to any one fixed maturity option. If the annuitant is age 76 or older, you may only allocate contributions to fixed maturity options with maturities of five years or less. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. We discuss account value in "Determining your contract's value" later in this prospectus.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

..   PRINCIPAL ASSURANCE ALLOCATION. Under this allocation program, you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 6 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.


For example, if your initial contribution is $10,000, and on February 15, 2013 you chose the fixed maturity option with a maturity date of June 15, 2022, since the rate to maturity was 3.05% on February 15, 2013, we would have allocated $7,554 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.


The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing an EQUI-VEST(R) traditional IRA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA funds are sufficient to meet your required minimum distributions. See "Tax information" later in this prospectus.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.

For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions, without interest. For an IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Also, if you fully or partially convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions. Ask for the form entitled "EQUI-VEST(R) Roth IRA Re-Characterization Form."

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrender of your contract to receive its cash value" later in this prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this prospectus for possible consequences of cancelling your contract.

DEATH BENEFIT

Your contract provides a death benefit. If you do not elect the ratcheted death benefit described below, the death benefit is equal to the greater of (i) the account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required

                        CONTRACT FEATURES AND BENEFITS
instructions for the method of payment, information and forms necessary to effect payment and (ii) the "standard death benefit." The standard death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges, and any taxes that apply. Depending upon the state where your contract is issued, each withdrawal you make will reduce the amount of your current standard death benefit on a pro rata basis, in the same manner as described under "Ratcheted death benefit" below.


If your surviving spouse rolls the death benefit proceeds over into a contract issued by us, the death proceeds will remain invested in this contract until your spouse's contract is issued and the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. The amount of the death benefit will be calculated to equal the greater of (i) your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date that your spouse's contract is issued, and (ii) the "standard death benefit" as of the date of your death. This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.


If you elect the ratcheted death benefit, the death benefit is equal to the greater of:

(a)your account value (without any negative market value adjustment that would otherwise apply) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payments and

(b)the ratcheted death benefit on the date of the annuitant's death, less any subsequent withdrawals, withdrawal charges and taxes that apply.

RATCHETED DEATH BENEFIT

For an additional fee, you may elect the ratcheted death benefit. On the contract date, your ratcheted death benefit equals your initial contribution. Then, on each third contract date anniversary, until the annuitant is age 85, we will determine your ratcheted death benefit by comparing your current ratcheted death benefit to your account value on that third contract date anniversary. If your account value is higher than your ratcheted death benefit, we will increase your ratcheted death benefit to equal your account value. On the other hand, if your account value on the third contract date anniversary is less than your ratcheted death benefit, we will not adjust your ratcheted death benefit either up or down.

If you make additional contributions, we will increase your current ratcheted death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your death benefit on the date you take the withdrawal.

Each withdrawal you make will reduce the amount of your current ratcheted death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current ratcheted death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your ratcheted death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new ratcheted death benefit after the withdrawal would be $24,000 ($40,000 - $16,000). You may only elect the ratcheted death benefit at the time you apply for a contract if the annuitant is not older than age 75 when the contract is issued. Once you elect this benefit, you may not cancel it as long as the contract is in effect.

See Appendix IV at the end of this prospectus for an example of how we calculate the death benefit.


Before purchasing the ratcheted death benefit for your IRA contract, you and your tax adviser should carefully consider the following. If you intend to satisfy your lifetime Required Minimum Distribution ("RMD") requirements which begin after age 70 1/2 for this contract taking account-based withdrawals (as opposed to receiving annuity payments), you should know that under the terms of the annuity contract such withdrawals will reduce your ratcheted death benefit and may have the effect of eliminating your ability to utilize the entire benefit. Also, purchasing the ratcheted death benefit may increase the amount of RMDs you are required to withdraw under the tax rules if you elect withdrawals and not annuity payments. For more information see "Lifetime minimum distribution withdrawals" under "withdrawing your account value" in "Accessing your money" and "Tax information" later in this prospectus.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


This contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See "Required Minimum Distributions" under "Tax Information." This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. This contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" in "Payment of the death benefit" later in this prospectus. You should discuss with your tax adviser your own personal situation.


The Inherited traditional IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Applicable Plan(s)"). In this discussion, unless otherwise indicated, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited traditional IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA

                        CONTRACT FEATURES AND BENEFITS
beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries will be treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for annuitants over age 70.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and must be at least $5,000.

..   Additional contributions of at least $1,000 are permitted, but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

..   A non-spousal beneficiary under an Applicable Plan cannot make additional contributions to an Inherited traditional IRA contract.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described under "Withdrawal charge" in "Charges and expenses" later in this prospectus.

..   The following features mentioned in the prospectus are not available under the inherited IRA beneficiary continuation contract: successor owner/annuitant, automatic investment program and systematic withdrawals.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply. If you had elected the ratcheted death benefit, it will no longer be in effect and charges for such benefit will stop.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have in the variable investment options; (ii) guaranteed interest option; and (iii) market adjusted amounts you have in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses" later in this prospectus.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less (i) any withdrawal charge that may apply and (ii) the total amount or a pro rata portion of the annual administrative charge. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions;

(ii)decreased to reflect a withdrawal (plus applicable withdrawal charges); or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of a variable investment option.

In addition, when we deduct the annual administrative charge, third-party transfer or exchange charge, or the ratcheted death benefit charge, we will reduce the number of units credited to your contract. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in a fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

..   You may not transfer to a fixed maturity option in which you already have value.

..   You may not transfer to a fixed maturity option that has a rate to maturity of 3%.


..   If the annuitant is age 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. As of February 15, 2013, not all maturities were available. You may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.


..   If you make transfers out of a fixed maturity option other than at its maturity date the transfer will cause a market value adjustment.

..   If you choose the maximum investment options choice method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior contract year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior contract year.

..   If you transfer money from another financial institution into the guaranteed interest option during your first contract year, and if you have selected the maximum investment options method (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) you may, during the balance of that contract year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.

Upon advance notice to you, we may change or establish additional restrictions on transfers into and among the investment options, including limitations on the number, frequency, or dollar amount of transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing or by telephone using TOPS or online using Online Account Access. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1)the contract number,

(2)the dollar amounts to be transferred, and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

AUTOMATIC TRANSFER OPTIONS

INVESTMENT SIMPLIFIER

Our Investment simplifier program allows you to choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. If you elect to use rebalancing option II (discussed below), you may not choose either of the investment simplifier options.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above.

INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

The fixed-dollar and the interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

..   Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

..   Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

..   Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.

REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and option II permits reallocation among the variable investment options and the guaranteed interest option. To enroll in the asset rebalancing program, you must notify us in writing by completing our asset rebalancing form, instructing us:

(a)in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b)how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among the variable investment options (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Currently, we permit rebalancing of up to 20 investment options. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value" above in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect the transfer restrictions will be waived for the rebalancing transfers.

--------------------------------------------------------------------------------
REBALANCING DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS. YOU SHOULD PERIODICALLY REVIEW YOUR ALLOCATION PERCENTAGES AS YOUR NEEDS CHANGE. YOU MAY WANT TO DISCUSS THE REBALANCING PROGRAM WITH YOUR FINANCIAL PROFESSIONAL AND/OR FINANCIAL ADVISER BEFORE ELECTING THE PROGRAM.
--------------------------------------------------------------------------------

To be eligible, you must have (i) at least $5,000 of account value in the variable investment options for option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for option II. We may waive this $5,000 requirement. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

If you elect to use option II, you may not choose either of the investment simplifier automatic options.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our processing office.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.

METHOD OF WITHDRAWAL

--------------------------------------------------------------------------------------------
                                                                                  MINIMUM
                         CONTRACT                            PARTIAL SYSTEMATIC DISTRIBUTION
--------------------------------------------------------------------------------------------
NQ                                                             Yes      Yes         No
--------------------------------------------------------------------------------------------
Traditional IRA                                                Yes      Yes         Yes
--------------------------------------------------------------------------------------------
Roth IRA                                                       Yes      Yes         No
--------------------------------------------------------------------------------------------

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time while the annuitant is living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves you with an account value of less than $500, we may treat it as a request to surrender the contract for its cash value. See "Surrender of your contract to receive its cash value" below.

Partial withdrawals in excess of the 15% free withdrawal amount may be subject to a withdrawal charge. See "15% free withdrawal amount" in "Charges and expenses" later in this prospectus.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA)


You may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. If you do not select a date, your withdrawals will be made on the first business day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.


You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options and/or the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1)Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (without exhausting your values in those options). Once the requested amount is greater than your account value, the systematic withdrawal program will terminate.

(2)Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (until your account value is exhausted). Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

(3)You may specify a dollar amount from one variable investment option or the guaranteed interest option. If you choose this option and the value in the investment option drops below the requested withdrawal amount, the requested withdrawal amount will be taken on a pro rata basis from all remaining investment options in which you have value. Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

If you are invested in fixed maturity options, you may not elect option (1) or
(2).

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 15% free withdrawal amount may be subject to a withdrawal charge.

LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS
(TRADITIONAL IRA CONTRACTS -- SEE "TAX INFORMATION" LATER IN THIS PROSPECTUS)

We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. You may choose instead an annuity payout option. Before electing an account-based withdrawal option, please refer to "Required minimum distributions" under "Individual retirement arrangements ("IRAs")" in "Tax information" later in this prospectus. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals, which could increase the amount required to be withdrawn. For this purpose additional annuity contract benefits may include enhanced death benefits.

You may elect our RMD automatic withdrawal option in the year in which you reach age 70 1/2 or in any later year. To elect this option, you must have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually.

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                             ACCESSING YOUR MONEY

Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option. The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same contract year exceeds the 15% free withdrawal amount.

--------------------------------------------------------------------------------
WE WILL SEND TO TRADITIONAL IRA OWNERS A FORM OUTLINING THE MINIMUM
DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE
NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the variable investment options and the guaranteed interest option, if there is insufficient value or no value in the variable investment options and the guaranteed interest option, the additional withdrawal amount will be taken from the fixed maturity options on a pro rata basis. A market value adjustment will apply if withdrawals are taken from the fixed maturity options.


AUTOMATIC DEPOSIT SERVICE

If you are receiving Required Minimum Distribution payments from a traditional IRA contract, you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your traditional IRA contract directly into an existing EQUI-VEST(R) NQ or Roth IRA or an existing EQUI-VEST(R) Express/SM/ NQ or Roth IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs. See "Tax information" later in this prospectus.

DEPOSIT OPTION FOR NQ CONTRACTS ONLY


If available, you may elect the deposit option for your benefit while you are alive, or for the benefit of your beneficiary.

If this option is available, proceeds from your NQ contract can be deposited with us for a period you select, but no longer than five years. We will hold the amounts in our general account. We will credit interest on the amounts at a guaranteed rate for the specified period using our then current rate for this option. We will pay out the interest on the amount deposited at least once each year.

If you elect this option for your benefit, you deposit the amount with us that you would otherwise apply to an annuity payout option. If you elect this option for your beneficiary before the annuitant's death, death benefit proceeds may be left on deposit with us subject to certain restrictions, instead of being paid out to the beneficiary.

Other restrictions apply to the deposit option. We may remove this payout option at any time. Your financial professional can provide more information about this option and whether it is available, or you may call our processing office.


SURRENDER OF YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus.

TERMINATION

We may terminate your contract and pay you the cash value if:

(1)your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

(2)you request a partial withdrawal that reduces your account value to an amount less than $500; or

(3)you have not made any contributions within 120 days from your contract date.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option and the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as EQUI-VEST(R) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your EQUI-VEST(R) contract and all its benefits will terminate and you will receive a supplemental payout annuity contract ("payout option") that provides for periodic payments for life or for a specified period of time. In general, the

                             ACCESSING YOUR MONEY
periodic payment amount is determined by the account value or cash value of your EQUI-VEST(R) contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your EQUI-VEST(R) contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We may offer other payout options not outlined here. Your financial professional can provide details.

EQUI-VEST(R) offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time.

ANNUITY PAYOUT OPTIONS

---------------------------------------------------------------------------------
Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
                                         .   Period certain annuity
---------------------------------------------------------------------------------
Variable Immediate Annuity pay-out       .   Life annuity (not available in New
  options (as described in a separate        York)
  prospectus for this option)            .   Life annuity with period certain
---------------------------------------------------------------------------------

..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

..   PERIOD CERTAIN ANNUITY: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of EQ Advisors Trust and AXA Premier VIP Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

PARTIAL ANNUITIZATION


Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the annuity payout options described here, but if you choose a period certain annuity payout, the certain period must be for 10 years or more. We require you to elect partial annuitization on the form we specify. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "Withdrawing your account value" above. See also the discussion of "Partial annuitization" in "Taxation of nonqualified annuities" under "Tax information".


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We

                             ACCESSING YOUR MONEY
require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the EQUI-VEST(R) contract date. You can change the date your annuity payments are to begin any time before that date as long as you do not choose a date later than the 28th day of any month or later than your contract's maturity date. Your contract's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option.

The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday and for contracts issued in New York is:

(i)The contract date anniversary that follows the annuitant's 90th birthday if the annuitant was not older than age 80 when the contract was issued; and

(ii)The contract date anniversary that is 10 years after the date the contract was issued if the annuitant was ages 81 through 85 when the contract was issued.

We will send you a notice with your contract statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within the 30 days following your maturity date, your contract will be annuitized automatically.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payments, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1)the amount applied to purchase the annuity;

(2)the type of annuity chosen, and whether it is fixed or variable;

(3)in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4)in certain instances, the sex of the annuitant(s).

The amount applied to provide the annuity payments will be (1) the account value for any life annuity form, or (2) the cash value for any annuity certain (an annuity form that does not guarantee payments for a person's lifetime) except that if the period certain is more than five years, the amount applied will be no less than 95% of the account value.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

Please see Appendix V later in this prospectus for state variations.

EQUI-VEST(R) AT RETIREMENT/SM/ AND AT RETIREMENT/SM/

If you have a traditional IRA, Roth IRA, QP IRA, or NQ contract, you may be eligible to convert your EQUI-VEST(R) contract to a new EQUI-VEST(R) At Retirement/SM/ contract (or a new At Retirement/SM/ contract, in New York). EQUI-VEST(R) At Retirement/SM/ is a deferred variable annuity contract that offers living benefits (Guaranteed withdrawal benefit for life or Guaranteed minimum income benefit) and enhanced death benefits. At Retirement/SM/ is a deferred variable annuity contract that offers a Guaranteed withdrawal benefit for life. Neither the EQUI-VEST(R) At Retirement/SM/ contract nor the At Retirement/SM/ contract has any withdrawal charges.

At the time of conversion, you must meet the following conditions in order to qualify for this conversion offer. You must be between the ages of 55 and 85, your contract must have an account value of at least $50,000, you must purchase at least one of the living or enhanced death benefits, there can be no withdrawal charges applicable under your existing EQUI-VEST(R) contract, and no rollover/direct transfer contributions can have been made to the existing contract in the two contract years prior to the date you apply for the new contract. The written application for the new EQUI-VEST(R) At Retirement/SM/ or At Retirement/SM/ contract must be received by our Processing Office no later than the close of business on December 31, 2016 or such later date as we state in writing to you. The EQUI-VEST(R) At Retirement/SM/ or At Retirement/SM/ contract and its benefits, including the charges for such benefits are described in a separate prospectus.

                             ACCESSING YOUR MONEY

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   A charge for other expenses

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On the last day of the contract year -- an annual administrative charge, if applicable

..   Charge for third-party transfer or exchange

..   Charges for certain optional special services

..   At the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge, if applicable

..   A ratcheted death benefit charge, if you elect the benefit

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. A variable immediate annuity administrative fee may also apply.

More information about these charges appears below.

We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

CHARGES UNDER THE CONTRACTS

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the standard death benefit. The daily charge is currently equivalent to an annual rate of 0.95% (1.65% maximum) of the net assets in each variable investment option.

The mortality risk we assume is that annuitants (as a group) will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. The expense risk we assume is that our expenses in providing the benefits and administering the contracts will be greater than we expect.

To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.

CHARGE FOR OTHER EXPENSES

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is currently equivalent to an annual rate of 0.25% (0.35% maximum) of net assets in each variable investment option.

TOTAL MAXIMUM SEPARATE ACCOUNT A CHARGES

The current total annual rate for Separate Account A charges is 1.20%. We may increase or decrease this total annual rate, but we may not increase it above a maximum rate of 2.00%. Any increase will apply only after the date of the change. Any changes we make will reflect differences in costs and anticipated expenses, and will not be unfair or discriminatory.

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. We deduct the charge if your account value on the last business day of the contract year, is less than $25,000 under NQ contracts and $20,000 under IRA contracts. If your account value on such date is $25,000 or more for NQ ($20,000 or more for IRA) contracts, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your current account value plus any amount previously withdrawn during the contract year. The charge is currently $30 for contract years three or later. We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually. We reserve the right to deduct this charge on a quarterly, rather than annual, basis.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any individually owned EQUI-VEST(R) contract/certificate having an account value that, when combined with the account value of other EQUI-VEST(R)

                             CHARGES AND EXPENSES
contracts/certificates owned by the same person, exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to EQUI-VEST(R) contracts/certificates owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.

CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE


We impose a charge for making a direct transfer of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. In either case, we will deduct from your account value any withdrawal charge that applies and a charge of $65 for each direct transfer or exchange. This charge will never exceed 2% of the amount disbursed or transferred. We will deduct this charge and any withdrawal charge that applies from your account value.


WITHDRAWAL CHARGE

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options. If we deduct all or a portion of the withdrawal charge from the fixed maturity options, a market value adjustment will apply. See "About our fixed maturity options" in "More information" later in this prospectus.

The amount of the withdrawal charge we deduct is equal to 6% of any contribution withdrawn attributable to contributions made during the current and five prior contract years measured from the date of the withdrawal.

In the case of surrenders, we will pay you the greater of the following up to a maximum of the account value:

..   the account value after any withdrawal charge has been imposed (cash value), or

..   the 15% free withdrawal amount plus the contributions made before the current and five prior contract years that have not been previously withdrawn plus 94% of (a) the remaining account value, minus (b) any administrative fees.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, the federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this prospectus.

We may reduce the withdrawal charge in order to comply with any state law requirement. See "Contracts issued in New York -- fixed maturity options" below.

The withdrawal charge does not apply in the circumstances described below.

15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

DEATH OR PURCHASE OF ANNUITY. The withdrawal charge does not apply if:

..   the annuitant dies and a death benefit is payable to the beneficiary.

..   we receive a properly completed election form providing for the entire account value to be used to buy a life contingent annuity or a non-life annuity with a period certain for a term of at least ten years.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii)The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is
     (a) approved by Medicare as a provider of skilled nursing care service, or
     (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, with respect to a contribution if the condition as described in (i), (ii) or (iii) above existed at the time the contribution was remitted, or if the condition began within the 12 month period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

                             CHARGES AND EXPENSES

For traditional IRA and Roth IRA contracts, the withdrawal charge also does not apply:

..   after six contract years and the annuitant is at least age 59 1/2; or

..   if you request a refund of a contribution in excess of amounts allowed to be contributed under the federal income tax rules within one month of the date on which you made the contribution.

CONTRACTS ISSUED IN NEW YORK -- FIXED MATURITY OPTIONS

For contracts issued in New York, the withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 6% and will be determined by applying the New York Declining Scale ("declining scale"). If you withdraw amounts that have been transferred from one fixed maturity option to another, we use the New York Alternative Scale ("alternative scale") if it produces a higher charge than the declining scale.

------------------------------------------------------------
 DECLINING SCALE               ALTERNATIVE SCALE
------------------------------------------------------------
YEAR OF INVESTMENT IN FIXED  YEAR OF TRANSFER WITHIN FIXED
MATURITY OPTION/(1)/          MATURITY OPTION/(1)/
------------------------------------------------------------
Within year 1       6%          Within year 1         5%
------------------------------------------------------------
      2             6%                2               4%
------------------------------------------------------------
      3             5%                3               3%
------------------------------------------------------------
      4             4%                4               2%
------------------------------------------------------------
      5             3%                5               1%
------------------------------------------------------------
      6             2%          After year 5          0%
------------------------------------------------------------
After year 6        0%       Not to exceed 1%
                             times the number of
                             years remaining in
                             the fixed maturity
                             option, rounded to
                             the higher number
                             of years. In other
                             words, if 4.3 years
                             remain, it would be
                             a 5% charge.
------------------------------------------------------------

(1)Measured from the contract date anniversary prior to the date of the contribution or transfer.

In the following example we compare the withdrawal charge that would apply to a withdrawal from a NQ or traditional IRA contract that has an account value of $10,000; $8,000 from a contribution made three years ago and $2,000 from positive investment performance.

..   If you were to withdraw the total amount of the contribution within the first six years after it was made, the withdrawal charge that generally applies would be $480 (6% of $8,000). However, if when you made your contribution you allocated it to a fixed maturity option, the withdrawal charge would be lower. According to the declining scale method described above, the withdrawal charge would be limited to 5% of the $8,000, or $400 in the third year.

..   The withdrawal charge may be different if when you made your contribution three years ago, you allocated it to a fixed maturity option and then in the third year, you transfer the amounts that apply to such contribution to a new fixed maturity option. In this example we assume that there is one year remaining in the new fixed maturity option. Because you made a transfer among the fixed maturity options, the alternative scale may now apply. Based on this alternative scale, a contribution that is transferred will be subject to a 5% withdrawal charge if you withdraw that contribution in the same year that you make the transfer. However, the withdrawal charge may not exceed 1% for each year remaining in the new fixed maturity option. Since, in this example, the time remaining in the new fixed maturity option is one year, the withdrawal charge under the alternative scale would be limited to 1%. Because New York regulations permit us to use the greater of the declining scale or the alternative scale, the withdrawal charge would be 5%, or $400, based on the declining scale.

..   The withdrawal charge may not exceed the charge that would normally apply under the contract. Use of a New York scale can only result in a lower charge. If your contribution has been in the contract for more than six years and therefore would not have a withdrawal charge associated with it, no withdrawal charge would apply.

..   If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.

..   As of any date on which 50% or more of your account value is held in fixed maturity options, the free withdrawal amount is zero.

For contracts issued in New York, you should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option scheduled to mature next. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money Market option.

The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower free withdrawal amount than those that would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.



SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

                             CHARGES AND EXPENSES

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

OPTIONAL RATCHETED DEATH BENEFIT CHARGE

If you elect the optional ratcheted death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.15% of your account value on the contract date anniversary.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment. See "About our fixed maturity options" in "More information" later in this prospectus.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of a Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.

                             CHARGES AND EXPENSES

6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time while the contract is in force and the owner and annuitant are alive. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received at our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.

We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment. We describe the death benefit in "Contract features and benefits" earlier in this prospectus.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, if you are both the owner and the annuitant and your spouse is the sole primary beneficiary or the joint owner, the contract can be continued as discussed below under "Successor owner and annuitant." Only a spouse who is the sole primary beneficiary can be a successor owner/annuitant. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. A beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.

SUCCESSOR OWNER AND ANNUITANT. For all contracts, your spouse can elect upon your death to continue the contract as the owner/annuitant and no death benefit is payable until the surviving spouse's death.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the successor owner and annuitant feature, we will increase the account value to equal your ratcheted (or minimum) death benefit, if such death benefit is greater than such account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be withdrawn only after all other amounts have been withdrawn. The minimum death benefit will continue to apply. In determining whether the ratcheted death benefit, if elected, will continue to grow, and to determine if contributions are permitted we will use your surviving spouse's age as of the date the successor owner and annuitant feature is effected.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death for purposes of receiving federal tax law required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, we will automatically make the beneficiary you name to receive the death benefit upon the annuitant's death your successor owner. If you do not want this beneficiary also to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time while the contract is in force and the owner and annuitant are alive by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

..   The cash value of the contract must be fully paid to the successor owner
    (new owner) within five years after your death (or in a joint ownership situation, the death of the first owner to die).

..   The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

If the surviving spouse is the successor owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living. An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed under "Beneficiary continuation option" below. The account value must be distributed no later than 5 years after the spouse's death.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.

If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid

                           PAYMENT OF DEATH BENEFIT
through the "AXA Equitable Access Account," which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a draft is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY.

The beneficiary must elect this feature by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such is later. For traditional IRA contracts only, if you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   The minimum death benefit or the ratcheted death benefit, if applicable under the contract, will no longer be in effect and the charge for the ratcheted death benefit will stop.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as the inherited annuity, may only be elected when the NQ contract owner dies before the date annuity payments are to begin, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section.

This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

                           PAYMENT OF DEATH BENEFIT

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and annuitant are the same person):

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   The minimum death benefit or the ratcheted death benefit, if applicable under your contract, will no longer be in effect and the charge for the ratcheted death benefit will stop.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary that he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If you are both the owner and annuitant:

..   As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   No withdrawal charges will apply to any withdrawals by the beneficiary.

If the owner and annuitant are not the same person:

..   If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

..   The account value will not be reset to the death benefit amount.

..   The withdrawal charge schedule and free corridor amount on the contract will continue to be applied to any withdrawal or surrender other than scheduled payments.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceeds the free corridor amount. See "Withdrawal charge" in "Charges and expenses" earlier in this prospectus.

If a contract is jointly owned:

..   The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

..   If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" above.

..   If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" above.

                           PAYMENT OF DEATH BENEFIT

7. Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this prospectus, or a custodial or trusteed individual retirement account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the choice of death benefits, selection of variable investment options, provision of a guaranteed interest option and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from individual retirement annuity contracts. For this purpose, additional annuity contract benefits may include enhanced death benefits. You should consider the potential implication of these Regulations before you make additional contributions to this annuity contract.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES


Please note our restrictions on contributions. See "How you can contribute to your contract" in "Contract features and benefits" earlier in this Prospectus.


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

                                TAX INFORMATION

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the beneficiary continuation option the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies), using an IRS-approved distribution method.

We will report a life-contingent partial annuitization made to an owner under age 59 1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59 1/2.


ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income may have to pay an additional surtax of 3.8% for taxable years beginning after December 31, 2012. (This tax has been informally referred to as the "Medicare Tax".) For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing


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                                TAX INFORMATION

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jointly and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or
b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account A. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account A. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account A, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a large number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account A.

INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   "traditional IRAs," typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans.

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. We offer the EQUI-VEST(R) contract in both traditional IRA and Roth IRA versions.

This prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contracts.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this prospectus. We do not guarantee or project growth in variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have received an opinion letter from the IRS approving the respective forms of the EQUI-VEST(R) traditional and Roth IRA contracts for use as a traditional IRA and a Roth IRA, respectively. We may no longer rely on the opinion letter for the Roth IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the EQUI-VEST(R) traditional and Roth IRA contracts.

AXA Equitable has received opinion letters from the IRS approving the respective forms of the EQUI-VEST(R) Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the EQUI-VEST(R) traditional Inherited IRA and Inherited Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contract is no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel any version of the EQUI-VEST(R) IRA contract (traditional IRA or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this prospectus. You can cancel an EQUI-VEST(R) Roth IRA contract issued as a result of a full or partial conversion of any EQUI-VEST(R) traditional IRA contract by following the instructions in the "EQUI-VEST(R) Roth IRA Re-Characterization Form." The form is available from our processing office or your financial professional. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

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                                TAX INFORMATION

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TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

Please note our restrictions on contributions. See "How you can contribute to your contract" in "Contract features and benefits" earlier in this prospectus.

CONTRIBUTIONS TO TRADITIONAL IRAS. Generally, individuals may make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS.


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the taxable year in which you reach age 70 1/2 or any taxable year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA for the taxable year.


SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is being made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for the taxable year up to the maximum amount discussed above under "Limits on contributions." That is, your fully deductible contribution can be up to $5,500, or if less, your earned income. The dollar limit is $6,500 for people eligible to make age 50-70 1/2 catch-up contributions.


IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) IS BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make FULLY DEDUCTIBLE contributions to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI FALLS WITHIN A PHASE-OUT RANGE, you can make PARTIALLY DEDUCTIBLE contributions to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you MAY NOT DEDUCT any of your regular contributions to your traditional IRAs.

Cost-of-living adjustments apply to the income limits on deductible contributions.


If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 (for 2013, AGI between $59,000 and $69,000 after adjustment.)

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $80,000 and $100,000 (for 2013, AGI between $95,000 and $115,000 after adjustment).

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000 (for 2013, AGI between $178,000 and $188,000 after adjustment.)

To determine the deductible amount of the contribution for 2013, for example, you determine AGI and subtract $59,000 if you are single, or $95,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


($10,000-excess AGI)  times  the maximum   Equals  the adjusted
 divided by $10,000     x      regular       =      deductible
                             contribution          contribution
                             for the year             limit

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                                TAX INFORMATION

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ADDITIONAL "SAVER'S CREDIT" FOR CONTRIBUTIONS TO A TRADITIONAL IRA OR ROTH IRA

Certain lower income individuals may be eligible for a nonrefundable income tax credit for contributions made to a traditional IRA or Roth IRA. Please see the current version of IRS Publication 590 for details.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2013 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-701/2 catch-up contributions ($6,500 for 2013). See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans, also referred to as "governmental employer EDC plans";

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distribution is:

..   "a required minimum distribution" after age 70 1/2 or retirement; or

..   one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   one of a series of substantially equal periodic payments made for a specified period of 10 years or more; or

..   a hardship withdrawal; or

..   a corrective distribution which fits specified technical tax rules; or

..   a loan that is treated as a distribution; or

..   a death benefit payment to a beneficiary who is not your surviving spouse;
    or

..   a qualified domestic relations order distribution to a beneficiary who is not your current or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of payments" later in this prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax

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                                TAX INFORMATION

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contributions in a traditional IRA cannot be rolled over from your traditional
IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVER AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spousal beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2
    ; or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" above.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


Certain distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 701/2 or older if made by December 31, 2013.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include enhanced death benefits. This could increase the amount required to be distributed from these contracts.

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LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions --"account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. If you do not elect one of these options, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until

                                TAX INFORMATION
he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death. The required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

ROTH INDIVIDUAL RETIREMENT ANNUITIES ("ROTH IRAS")

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional IRAs."

The EQUI-VEST(R) Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A(b) and 408(b) of the Internal Revenue Code.

Please note our restrictions on contributions. See "How you can contribute to your contract" in "Contract features and benefits" earlier in this prospectus.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to

                                TAX INFORMATION
determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that your modified adjusted gross income exceeds the following amounts (indexed for cost of living adjustment):


..   your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000 (for 2013, $188,000 after adjustment); or,

..   your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000 (for 2013, $127,000 after adjustment).


However, you can make regular Roth IRA contributions in reduced amounts when:


..   your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000 (for 2013, between $178,000 and $188,000 after adjustment); or

..   your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000 (for 2013, between $112,000 and $127,000 after adjustment).


If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.

WHEN CAN YOU MAKE CONTRIBUTIONS? Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, a 403(b)
    plan, or a governmental employer EDC plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spousal beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

                                TAX INFORMATION

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   Rollovers from a Roth IRA to another Roth IRA;

..   Direct transfers from a Roth IRA to another Roth IRA;

..   Qualified distributions from a Roth IRA; and

..   Return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including

                                TAX INFORMATION
conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Generally, the same as traditional IRA, except that regular contributions made after age 70 1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

ILLUSTRATION OF GUARANTEED INTEREST RATES

In the following two tables, we provide information that the IRS requires us to furnish to prospective IRA contract owners. In the tables we illustrate the 1.00% minimum guaranteed interest rate for contributions we assume are allocated entirely to the guaranteed interest option. (The rate may be higher in your state.) In Table I we assume a $1,000 contribution made annually on the contract date and on each anniversary after that. In Table II we assume a single initial contribution of $1,000, and no additional contributions. The guaranteed interest rate, which can range from 1.00% to 3.00%, is in the contract.

The account values shown reflect no withdrawal charges. The cash values shown reflect the withdrawal charge that applies if you surrender your contract for its cash value. In all cases we assume no transfers.

These values reflect the effect of the annual administrative charge deducted at the end of each contract year in which the account value is less than $20,000.

To find the appropriate value for the end of the contract year at any particular age, you subtract the age (nearest birthday) at issue of the contract from the current age and find the corresponding year in the table. Years that correspond to a current age over 70, should be ignored, unless the contract is a Roth IRA.

You should consider the information shown in the tables in light of your present age. Also, with respect to Table I, you should consider your ability to contribute $1,000 annually. Any change in the amounts contributed annually in Table I, or in the amount of the single contribution in Table II would, of course, change the results shown.

                                TAX INFORMATION

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Table I at the guaranteed minimum rate of 1.00% (the rate may be higher in your state)

                                    TABLE I
                        ACCOUNT VALUES AND CASH VALUES
 (ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY AT THE BEGINNING OF THE CONTRACT
                                     YEAR)

------------------------------------------------------------------

          1.00% MINIMUM GUARANTEE          1.00% MINIMUM GUARANTEE
          -----------------------          -----------------------

CONTRACT   ACCOUNT      CASH      CONTRACT  ACCOUNT      CASH
YEAR END    VALUE       VALUE     YEAR END   VALUE       VALUE
------------------------------------------------------------------
  1       $  989.80   $  936.35      26    $29,196.26  $28,836.26
------------------------------------------------------------------
  2       $1,979.70   $1,872.79      27    $30,498.22  $30,138.22
------------------------------------------------------------------
  3       $2,979.49   $2,818.60      28    $31,813.20  $31,453.20
------------------------------------------------------------------
  4       $3,989.29   $3,773.87      29    $33,141.33  $32,781.33
------------------------------------------------------------------
  5       $5,009.18   $4,738.69      30    $34,482.75  $34,122.75
------------------------------------------------------------------
  6       $6,039.27   $5,713.15      31    $35,837.57  $35,477.57
------------------------------------------------------------------
  7       $7,079.67   $6,719.67      32    $37,205.95  $36,845.95
------------------------------------------------------------------
  8       $8,130.46   $7,770.46      33    $38,588.01  $38,228.01
------------------------------------------------------------------
  9       $9,191.77   $8,831.77      34    $39,983.89  $39,623.89
------------------------------------------------------------------
  10      $10,263.69  $9,903.69      35    $41,393.73  $41,033.73
------------------------------------------------------------------
  11      $11,346.32  $10,986.32     36    $42,817.67  $42,457.67
------------------------------------------------------------------
  12      $12,439.79  $12,079.79     37    $44,255.84  $43,895.84
------------------------------------------------------------------
  13      $13,544.18  $13,184.18     38    $45,708.40  $45,348.40
------------------------------------------------------------------
  14      $14,659.63  $14,299.63     39    $47,175.49  $46,815.49
------------------------------------------------------------------
  15      $15,786.22  $15,426.22     40    $48,657.24  $48,297.24
------------------------------------------------------------------
  16      $16,924.08  $16,564.08     41    $50,153.81  $49,793.81
------------------------------------------------------------------
  17      $18,073.33  $17,713.33     42    $51,665.35  $51,305.35
------------------------------------------------------------------
  18      $19,234.06  $18,874.06     43    $53,192.00  $52,832.00
------------------------------------------------------------------
  19      $20,436.40  $20,076.40     44    $54,733.92  $54,373.92
------------------------------------------------------------------
  20      $21,650.76  $21,290.76     45    $56,291.26  $55,931.26
------------------------------------------------------------------
  21      $22,877.27  $22,517.27     46    $57,864.18  $57,504.18
------------------------------------------------------------------
  22      $24,116.04  $23,756.04     47    $59,452.82  $59,092.82
------------------------------------------------------------------
  23      $25,367.20  $25,007.20     48    $61,057.35  $60,697.35
------------------------------------------------------------------
  24      $26,630.88  $26,270.88     49    $62,677.92  $62,317.92
------------------------------------------------------------------
  25      $27,907.18  $27,547.18     50    $64,314.70  $63,954.70
------------------------------------------------------------------

                                TAX INFORMATION

Table II at the guaranteed minimum rate of 1.00% (the rate may be higher in your state)

                                   TABLE II
                        ACCOUNT VALUES AND CASH VALUES
    (ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)

------------------------------------------------------------------

          1.00% MINIMUM GUARANTEE          1.00% MINIMUM GUARANTEE
          -----------------------          -----------------------

CONTRACT  ACCOUNT      CASH       CONTRACT ACCOUNT      CASH
YEAR END   VALUE       VALUE      YEAR END  VALUE       VALUE
------------------------------------------------------------------
  1       $989.80     $936.35        26    $434.76     $434.76
------------------------------------------------------------------
  2       $979.70     $926.80        27    $409.11     $409.11
------------------------------------------------------------------
  3       $959.50     $907.69        28    $383.20     $383.20
------------------------------------------------------------------
  4       $939.10     $888.38        29    $357.03     $357.03
------------------------------------------------------------------
  5       $918.49     $868.89        30    $330.60     $330.60
------------------------------------------------------------------
  6       $897.67     $849.20        31    $303.91     $303.91
------------------------------------------------------------------
  7       $876.65     $876.65        32    $276.95     $276.95
------------------------------------------------------------------
  8       $855.42     $855.42        33    $249.72     $249.72
------------------------------------------------------------------
  9       $833.97     $833.97        34    $222.21     $222.21
------------------------------------------------------------------
  10      $812.31     $812.31        35    $194.44     $194.44
------------------------------------------------------------------
  11      $790.43     $790.43        36    $166.38     $166.38
------------------------------------------------------------------
  12      $768.34     $768.34        37    $138.04     $138.04
------------------------------------------------------------------
  13      $746.02     $746.02        38    $109.42     $109.42
------------------------------------------------------------------
  14      $723.48     $723.48        39    $ 80.52     $ 80.52
------------------------------------------------------------------
  15      $700.71     $700.71        40    $ 51.32     $ 51.32
------------------------------------------------------------------
  16      $677.72     $677.72        41    $ 21.84     $ 21.84
------------------------------------------------------------------
  17      $654.50     $654.50        42    $  0.00     $  0.00
------------------------------------------------------------------
  18      $631.04     $631.04        43    $  0.00     $  0.00
------------------------------------------------------------------
  19      $607.35     $607.35        44    $  0.00     $  0.00
------------------------------------------------------------------
  20      $583.43     $583.43        45    $  0.00     $  0.00
------------------------------------------------------------------
  21      $559.26     $559.26        46    $  0.00     $  0.00
------------------------------------------------------------------
  22      $534.85     $534.85        47    $  0.00     $  0.00
------------------------------------------------------------------
  23      $510.20     $510.20        48    $  0.00     $  0.00
------------------------------------------------------------------
  24      $485.31     $485.31        49    $  0.00     $  0.00
------------------------------------------------------------------
  25      $460.16     $460.16        50    $  0.00     $  0.00
------------------------------------------------------------------

                                TAX INFORMATION

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any required transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the state income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different marital status and number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender, termination, or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

                                TAX INFORMATION

8. More information

--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account A's assets in any investment permitted by applicable law. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account
A. However, the obligations themselves are obligations of AXA Equitable.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account A that is available under the contract invests in shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to limit the number of variable investment options which you may elect;

(4)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(5)to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(6)to deregister Separate Account A under the Investment Company Act of 1940;

(7)to restrict or eliminate any voting rights as to Separate Account A; and

(8)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account A, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each of its portfolios.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity are determined weekly. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained through TOPS or Online Account Access or from your financial professional.


The rates to maturity for new allocations as of February 15, 2013 and the related price per $100 of maturity value were as shown below.



------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
   JUNE 15TH     RATE TO MATURITY AS
MATURITY DATE OF   OF FEBRUARY 15,   PRICE PER $100 OF
 MATURITY YEAR          2013          MATURITY VALUE
------------------------------------------------------
      2013           3.00%/(1)/      $99.03
------------------------------------------------------
      2014           3.00%/(1)/      $96.15
------------------------------------------------------
      2015           3.00%/(1)/      $93.35
------------------------------------------------------
      2016           3.00%/(1)/      $90.62
------------------------------------------------------

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
------------------------------------------------------
 FIXED MATURITY
  OPTIONS WITH
   JUNE 15TH     RATE TO MATURITY AS
MATURITY DATE OF   OF FEBRUARY 15,   PRICE PER $100 OF
 MATURITY YEAR          2013          MATURITY VALUE
------------------------------------------------------
      2017           3.00%/(1)/      $87.98
------------------------------------------------------
      2018           3.00%/(1)/      $85.42
------------------------------------------------------
      2019           3.00%/(1)/      $82.93
------------------------------------------------------
      2020           3.00%/(1)/      $80.51
------------------------------------------------------
      2021           3.00%/(1)/      $78.16
------------------------------------------------------
      2022             3.05%         $75.55
------------------------------------------------------

(1)Since these rates to maturity are 3%, no amounts could have been allocated to these options.

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1)We determine the market adjusted amount on the date of the withdrawal as follows:

   (a)We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b)We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c)We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

   (d)We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)We determine the fixed maturity amount as of the current date.

(3)We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
YOUR MARKET ADJUSTED AMOUNT IS THE PRESENT VALUE OF THE MATURITY VALUE DISCOUNTED AT THE RATE TO MATURITY IN EFFECT FOR NEW CONTRIBUTIONS TO THAT SAME FIXED MATURITY OPTION ON THE DATE OF THE CALCULATION.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III at the end of this prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "non-unitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities,

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




such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.


The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

AUTOMATIC INVESTMENT PROGRAM -- FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a bank checking or savings account, money market checking or savings account, or credit union checking or savings account and contributed as an additional contribution into an NQ, traditional IRA, or Roth IRA contract on a monthly basis. For all forms of IRAs, your contributions are subject to the limits and conditions on contributions described in "Tax information" earlier in this prospectus.

AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option, but not the fixed maturity options. Our minimum contribution amount requirement is $20. The maximum contribution amount is $500 per month. We will return any contribution made under this program that exceeds your contribution limit, if applicable, and your program will be cancelled. The contribution limitations described under "How you can contribute to your contract" in "Contract features and benefits" apply to this program. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

PAYROLL DEDUCTION PROGRAM. You can authorize your employer to remit your NQ, traditional IRA or Roth IRA contributions to us if your employer has a payroll deduction program. Those contributions are still your contributions, not your employer's. We will return any contribution made under this program that exceeds your contribution limit, if applicable, and your program will be cancelled. The contribution limitations described under "How you can contribute to your contract" in "Contract features and benefits" apply to this program.

WIRE TRANSFERS. You may also send your contributions by wire transfer from your bank.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

..   Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

..   Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

..   If a fixed maturity option is scheduled to mature on June 15th and
    June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

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..   Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

..   Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

..   For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

..   For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

..   Quarterly rebalancing will be processed on a calendar year basis.
    Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

..   Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.

ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

..   the election of trustees;

..   the formal approval of independent auditors selected for each Trust; or

..   any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling (800) 628-6673.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of a traditional IRA or Roth IRA contract except by surrender to us.

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You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your traditional IRA or Roth IRA contract to another similar arrangement, under federal income tax rules. In the case of such a transfer, we will impose a withdrawal charge if one applies.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account A. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.5% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.60% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.


AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.


AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.


DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.


The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company

                               MORE INFORMATION
not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed 6.5% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 0.60% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.


ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2012) received additional payments. These additional payments ranged from $200 to $5,352,846. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corporation
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC

                               MORE INFORMATION

LPL Financial Corporation
Lucia Securities
Meridian Financial Group
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group
Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network

                               MORE INFORMATION

9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2012 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: QP IRA contracts

--------------------------------------------------------------------------------

The following provides information on the features and benefits of QP IRA contracts that are different than the features and benefits described in the prospectus for traditional IRA contracts under EQUI-VEST(R) QP IRA contracts are not available to new purchasers and this information is applicable to existing contract holders only.

Please note our restrictions on contributions. See "How you can contribute to your contract" in "Contract features and benefits" earlier in this prospectus.

------------------------------------------------------------------------
 FEATURES AND BENEFITS          AVAILABILITY OR VARIATION
------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS         .   Rollovers from a qualified plan.
                                .   Rollovers from a TSA.
                                .   The QP IRA contract is intended to
                                    be a conduit IRA to be used
                                    primarily for rollover
                                    contributions from a qualified plan
                                    or TSA, although we accept regular
                                    IRA contributions (limits are
                                    described earlier in this
                                    prospectus under "Traditional
                                    individual retirement annuities
                                    (traditional IRAs)").

MINIMUM CONTRIBUTIONS           $2,500 each rollover amount.

LIMITATIONS ON CONTRIBUTIONS    Rollover contributions after age 70 1/2
                                must be net of required minimum
                                distributions.

TAXATION OF PAYMENTS            The QP IRA is used as a conduit IRA so
FEDERAL INCOME TAX WITHHOLDING  that amounts are not commingled. If you are eligible for ten year averaging and
                                long term capital gains treatment of
                                distributions from a qualified plan,
                                you may be able to preserve such
                                treatment even though an eligible
                                rollover from a qualified plan is
                                temporarily rolled into a conduit IRA,
                                such as a QP IRA, before rolling it
                                back into a qualified plan. See your
                                tax adviser.
------------------------------------------------------------------------

                         APPENDIX I: QP IRA CONTRACTS

Appendix II: Condensed financial information

--------------------------------------------------------------------------------

The following tables show the unit values and the number of outstanding units for each variable investment option on the last business day of the periods shown. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012.



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2003    2004    2005    2006    2007    2008    2009    2010    2011    2012
------------------------------------------------------------------------------------------------------------------------
 ALL ASSET GROWTH-ALT 20
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      -- $104.51 $118.72 $113.20 $125.25
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --       3      18      52      96
------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $109.19 $120.60 $128.76 $149.99 $157.32 $ 94.51 $118.85 $132.78 $121.35 $136.88
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1      12      32      83     150     183     240     367     480     574
------------------------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      --      --      -- $103.35
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --      --      --       3
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $102.19 $107.05 $108.35 $113.87 $119.03 $104.64 $113.55 $120.34 $121.15 $125.18
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         2      31      42      55     100     129     137     165     181     205
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      --      --      -- $102.73
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --      --      --       1
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      --      --      -- $101.41
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --      --      --       2
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $104.18 $110.91 $113.14 $121.57 $126.70 $100.86 $114.02 $122.87 $120.54 $127.87
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         3      21      44      80     145     141     173     238     290     364
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $113.46 $121.88 $126.19 $137.55 $144.41 $107.76 $124.58 $135.28 $130.46 $140.23
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       503     565     647     699     821     794     826     994   1,170   1,393
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      --      --      -- $103.96
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --      --      --      12
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $108.00 $119.18 $125.60 $142.10 $149.35 $100.67 $121.30 $133.69 $125.54 $138.32
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         2      50     122     290     487     554     652     867   1,047   1,184
------------------------------------------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2003    2004    2005    2006    2007    2008    2009    2010    2011    2012
------------------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 400
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      -- $106.03 $ 96.15 $110.64
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --       5      11      12
------------------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 500
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      -- $103.13 $ 98.08 $111.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --       7      16      21
------------------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 2000
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      -- $104.88 $ 92.69 $105.72
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --       2       5       7
------------------------------------------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      -- $104.17 $ 86.39 $ 99.52
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --       3      12      17
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      --      --      -- $103.29
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --      --      --       5
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $101.26 $114.03 $125.63 $135.30 $155.98 $ 85.28 $114.32 $150.51 $147.75 $168.72
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       238     247     253     245     215     191     181     168     149     146
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      -- $108.27 $ 97.73 $ 64.30 $ 81.46 $100.02 $ 89.35 $103.13
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --       2      10      15      15      17      15      16
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $141.44 $154.51 $158.36 $187.75 $187.68 $117.63 $151.42 $167.98 $160.81 $180.54
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       219     284     294     276     266     237     251     300     349     394
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 -- $107.01 $112.23 $128.59 $131.73 $ 88.11 $ 97.11 $111.01 $109.25 $127.07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       6      50      67      72      68      68      74      80      97
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 79.94 $ 81.81 $ 87.90 $ 91.38 $101.24 $ 54.79 $ 70.85 $ 78.76 $ 78.03 $ 90.00
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         4       6       8       9      12      12      15      21      39      37
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $104.65 $114.66 $120.15 $133.03 $133.60 $ 79.64 $103.44 $118.34 $121.60 $141.05
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       142     147     147     143     370     316     277     243     210     184
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 92.29 $104.06 $107.24 $117.28 $119.90 $ 66.57 $ 84.41 $ 96.63 $ 95.98 $109.61
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,026   1,206   1,254   1,179   1,018     858     780     690     612     548
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $109.48 $112.60 $113.71 $116.91 $119.09 $107.14 $108.70 $113.61 $117.63 $119.89
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        72      95     130     144     159     122     139     130     120     121
------------------------------------------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2003    2004    2005    2006    2007    2008    2009    2010    2011    2012
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      -- $ 97.03 $ 58.27 $ 76.38 $ 84.34 $ 79.45 $ 87.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --       8      18      36      56      67      70
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 91.12 $100.33 $103.49 $117.68 $122.02 $ 75.56 $ 93.97 $106.19 $106.50 $121.24
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       536     628     666     652     649     588     572     574     578     597
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $119.93 $130.94 $143.22 $154.70 $174.30 $102.82 $129.84 $147.86 $137.04 $154.68
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       133     180     241     295     326     333     315     275     221     187
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      -- $104.34 $105.20 $ 70.88 $ 91.41 $100.52 $ 99.40 $109.23
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      22     149     134     120     113      87      78
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      -- $ 95.25 $ 59.39 $ 75.38 $ 82.21 $ 77.62 $ 87.98
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      69      87      86      85      91      93
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      -- $105.14 $116.57 $119.10 $101.40 $116.85 $126.55 $126.72 $131.77
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       5      12      21      18      17      19      17      15
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 -- $113.27 $116.74 $137.07 $148.00 $101.39 $141.70 $185.71 $177.07 $206.17
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       7      62      80     128     143     181     264     338     427
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      -- $ 97.53 $ 99.66 $107.62 $113.22 $114.06 $119.80 $123.57 $126.63
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --     468      14      37      73      76     101     105      99
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $125.29 $153.09 $200.85 $271.98 $381.60 $160.80 $238.40 $262.52 $227.43 $262.85
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        69      95     144     180     196     162     167     176     165     165
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $126.60 $127.50 $127.54 $129.94 $137.19 $140.41 $135.57 $139.60 $145.23 $144.89
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       185     163     153     138     124     110      90      76      66      55
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 89.06 $ 99.97 $115.69 $136.30 $155.16 $ 84.53 $113.03 $121.97 $100.10 $115.03
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        31      75      97     121     116     128     167     224     233     234
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 86.19 $100.63 $114.63 $139.89 $154.42 $ 75.18 $ 94.40 $ 98.13 $ 85.13 $ 97.79
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       302     335     398     454     488     436     384     331     273     216
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 96.00 $115.37 $126.34 $156.89 $170.79 $ 96.19 $123.78 $129.72 $107.44 $124.70
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        85     120     197     231     237     198     175     164     143     127
------------------------------------------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2003    2004    2005    2006    2007    2008    2009    2010    2011    2012
------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 95.42 $104.53 $107.33 $127.65 $124.59 $ 74.13 $ 96.91 $107.54 $100.69 $115.45
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        35      38      39      39      38      31      26      29      29      27
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 80.11 $ 88.18 $ 93.39 $104.21 $106.95 $ 66.14 $ 82.67 $ 93.27 $ 88.25 $100.25
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        31      32      31      28      26      26      22      25      23      21
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 58.38 $ 62.52 $ 70.99 $ 69.76 $ 78.56 $ 49.46 $ 66.57 $ 76.26 $ 77.12 $ 87.41
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       362     311     281     249     223     194     188     179     176     181
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 76.94 $ 85.62 $ 92.23 $ 98.21 $112.19 $ 68.46 $ 91.21 $103.14 $ 98.18 $110.32
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       250     232     215     178     167     153     147     145     156     148
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      -- $106.44 $112.35 $104.42 $ 44.66 $ 52.58 $ 59.54 $ 58.64 $ 67.55
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       6      41      49      27      28      30      69      75
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $102.78 $115.20 $120.01 $143.93 $135.72 $ 75.99 $ 90.43 $100.67 $ 94.42 $108.08
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       235     340     396     471   1,183     917     756     639     532     449
------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      -- $105.72 $117.71 $128.70 $ 87.77 $108.85 $122.57 $110.79 $126.28
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       2       5      10      13      40      65      67      63
------------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      -- $115.10 $142.89 $164.04 $ 96.79 $131.24 $149.04 $131.48 $155.48
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       3      14      40      40      42      49      57      71
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 97.80 $112.12 $117.83 $129.84 $138.57 $ 69.43 $ 93.48 $116.13 $111.98 $129.53
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       301     399     468     494     531     504     465     434     389     364
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 98.72 $114.94 $126.42 $140.50 $136.59 $ 81.55 $109.80 $132.85 $118.89 $139.33
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       291     333     377     382     349     268      25      28      26      25
------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $112.05 $111.56 $113.12 $116.78 $120.81 $121.87 $120.40 $118.97 $117.54 $116.13
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        83      75      68     103     133     101      61      49      51      42
------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 -- $104.69 $109.03 $116.29 $138.79 $ 92.02 $117.96 $126.12 $128.19 $142.58
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       6       5      11      33      40      47      37      34
------------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      -- $123.86 $133.70 $161.70 $ 84.15 $130.59 $170.69 $155.66 $167.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       4      12      34      47      85     149     218     283
------------------------------------------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2003    2004    2005    2006    2007    2008    2009    2010    2011    2012
------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      -- $107.15 $107.60 $ 65.81 $ 81.35 $ 89.97 $ 84.93 $ 95.83
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --       8      73      71      61      51      41      36
------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      -- $110.99 $115.91 $ 67.86 $ 92.93 $105.76 $ 95.49 $113.56
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --       3      17      29      36      52      94     110
------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      -- $ 99.44 $ 98.64 $108.63 $102.98 $109.89 $109.49 $107.97 $108.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      35      56      73     145     198     180     156     152
------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $127.77 $130.97 $131.99 $135.39 $139.83 $129.11 $135.29 $142.01 $142.03 $144.05
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       142     135     136     130     124      94     123     108      95      88
------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $117.68 $136.81 $140.93 $163.91 $158.96 $103.45 $128.91 $160.25 $152.00 $173.52
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        59     104     133     167     193     185     195     188     176     166
------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 -- $111.26 $114.31 $108.40 $114.84 $ 65.57 $ 92.41 $106.26 $102.95 $120.97
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       2      26      30     152     155     200     266     324     402
------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      -- $107.63 $108.55 $ 63.47 $ 81.54 $ 87.00 $ 78.82 $ 92.93
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      11      54      43      51      65      75      87
------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 -- $109.27 $117.68 $132.73 $132.66 $ 78.60 $102.84 $114.89 $110.31 $123.01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      21      46      65      64      57      52      40      28
------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      -- $104.39 $119.54 $115.14 $ 71.73 $ 91.00 $103.59 $100.32 $117.37
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       9      23      32      24      24      27      22      16
------------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 78.17 $ 82.67 $ 84.92 $ 88.82 $ 97.69 $ 69.88 $ 96.86 $112.25 $104.39 $124.21
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        26      53      44      38      41      47      60      85     117     120
------------------------------------------------------------------------------------------------------------------------
 FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      -- $105.87 $101.69 $116.69
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --      46     196     359
------------------------------------------------------------------------------------------------------------------------
 GOLDMAN SACHS VIT MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      --      -- $ 99.27 $115.92
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --      --      13      26
------------------------------------------------------------------------------------------------------------------------
 INVESCO V.I. GLOBAL REAL ESTATE FUND
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      -- $109.26 $100.69 $127.18
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --       1       2       4
------------------------------------------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



---------------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------
                                         2003 2004 2005 2006 2007 2008 2009  2010    2011    2012
---------------------------------------------------------------------------------------------------
 INVESCO V.I. HIGH YIELD FUND
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --       -- $ 95.08 $109.87
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --       --       5      28
---------------------------------------------------------------------------------------------------
 INVESCO V.I. INTERNATIONAL GROWTH FUND
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --       -- $100.62 $114.57
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --       --      37      69
---------------------------------------------------------------------------------------------------
 INVESCO V.I. MID CAP CORE EQUITY FUND
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --  $104.26 $ 96.31 $105.26
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --        4      14      18
---------------------------------------------------------------------------------------------------
 INVESCO V.I. SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --  $108.58 $106.22 $119.27
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --        2       7      10
---------------------------------------------------------------------------------------------------
 IVY FUNDS VIP ENERGY
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --  $113.52 $101.98 $102.14
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --       10      31      49
---------------------------------------------------------------------------------------------------
 IVY FUNDS VIP HIGH INCOME
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --  $106.27 $110.52 $129.55
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --       10      62     152
---------------------------------------------------------------------------------------------------
 IVY FUNDS VIP MID CAP GROWTH
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --       -- $ 89.76 $100.71
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --       --      10      61
---------------------------------------------------------------------------------------------------
 IVY FUNDS VIP SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --       -- $ 99.44 $103.32
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --       --       9      21
---------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --  $113.45 $ 91.87 $110.79
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --       29     123     228
---------------------------------------------------------------------------------------------------
 MFS(R) INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --  $105.97 $102.84 $117.79
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --       15      75     138
---------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS GROWTH STOCK SERIES
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --  $118.95 $117.96 $135.98
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --        1       7      16
---------------------------------------------------------------------------------------------------
 MFS(R) INVESTORS TRUST SERIES
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --  $101.87 $ 98.22 $115.31
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --        8      15      19
---------------------------------------------------------------------------------------------------
 MFS(R) TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --   --   --  $119.10 $118.91 $134.23
---------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --   --   --        4      19      34
---------------------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2003    2004    2005    2006    2007    2008    2009    2010    2011    2012
------------------------------------------------------------------------------------------------------------------------
 MFS(R) UTILITIES SERIES
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      --      --      --      --      -- $110.84 $116.64 $130.46
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --      --      --      --       5      41      81
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 63.88 $ 70.75 $ 75.63 $ 78.55 $ 86.44 $ 45.54 $ 61.76 $ 71.76 $ 66.45 $ 74.98
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       106     123     122     112      98      84     166     203     170     147
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $109.55 $112.44 $113.04 $115.90 $121.67 $123.17 $131.81 $138.31 $144.59 $150.67
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       100     106     121     111     108      95      97     127     110     154
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $103.76 $120.87 $137.87 $170.70 $189.61 $ 98.85 $126.88 $134.08 $108.65 $126.39
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        31      62      71      89      88      80      70      63      51      43
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 96.89 $104.99 $110.72 $124.24 $128.89 $ 76.99 $100.80 $111.08 $101.68 $115.03
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        31      33      31      29      30      27      23      19      16      15
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $102.57 $115.96 $122.70 $144.66 $148.12 $ 91.53 $111.11 $124.21 $115.95 $132.39
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        39      51      62      87      93      86      77      69      62      53
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 86.02 $ 94.96 $101.69 $110.13 $121.76 $ 67.87 $ 95.07 $119.18 $108.47 $123.72
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        94     125     122     116     107      96      92      79      64      52
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $102.53 $116.68 $123.75 $140.28 $138.72 $ 87.76 $125.17 $154.48 $132.28 $150.05
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        66      91      89      85      82      69      66      62      49      42
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 88.34 $ 94.85 $ 96.58 $104.90 $106.89 $ 80.78 $ 87.51 $ 92.20 $ 95.71 $ 99.60
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       130     179     218     218     211     154     139     144     134     138
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 -- $114.62 $121.73 $132.55 $135.77 $ 77.65 $103.21 $130.17 $108.44 $119.32
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1      26      50      72      59      50      42      35      30
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $153.26 $177.32 $183.41 $210.41 $187.41 $115.05 $143.69 $176.76 $158.90 $183.31
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        54     102     120     127     112      94      85      70      57      48
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 88.33 $ 91.63 $100.73 $106.79 $124.72 $ 65.21 $102.08 $118.71 $111.64 $125.11
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        31     130     128     124     126     121     131     140     131     123
------------------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                 --      --      -- $108.37 $114.81 $ 78.86 $ 93.74 $102.55 $ 98.46 $107.85
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      --      --       5      11      13      18      22      24
------------------------------------------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.20%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------
                                         2003 2004 2005  2006    2007    2008   2009   2010    2011   2012
------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
------------------------------------------------------------------------------------------------------------
   Unit value                             --   --   --  $109.32 $115.96 $74.45 $90.62 $100.22 $95.16 $106.09
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --        2      15     24     33      39     50      62
------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------------------
   Unit value                             --   --   --  $110.21 $116.92 $71.58 $88.79 $ 98.89 $93.17 $105.04
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --        1       7     14     22      32     45      58
------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------------------
   Unit value                             --   --   --  $110.99 $118.22 $68.52 $86.50 $ 96.81 $90.36 $103.05
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --       --       5      9     12      19     32      47
------------------------------------------------------------------------------------------------------------
 VAN ECK VIP GLOBAL HARD ASSETS FUND
------------------------------------------------------------------------------------------------------------
   Unit value                             --   --   --       --      --     --     --      -- $83.02 $ 84.57
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --       --      --     --     --      --     17      38
------------------------------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on June 15, 2013 to a fixed maturity option with a maturity date of June 15, 2021 (eight years later) at a hypothetical rate to maturity of 7.00% (H) , resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2017./(a)/



---------------------------------------------------------------------------------------------------------------------------
                                                                             HYPOTHETICAL ASSUMED RATE TO MATURITY/(J)/
                                                                              ON JUNE 15, 2017
                                                                             ------------------------------------------ -
                                                                                5%                   9%
---------------------------------------------------------------------------------------------------------------------------
AS OF JUNE 15, 2017 BEFORE WITHDRAWAL
(1) market adjusted amount/(b)/                                              $141,389             $121,737
---------------------------------------------------------------------------------------------------------------------------
(2) fixed maturity amount/(c)/                                               $131,104             $131,104
---------------------------------------------------------------------------------------------------------------------------
(3) market value adjustment: (1) - (2)                                       $ 10,285             $ (9,367)
---------------------------------------------------------------------------------------------------------------------------
ON JUNE 15, 2017 AFTER $50,000 WITHDRAWAL
(4) portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                        $  3,637             $ (3,847)
---------------------------------------------------------------------------------------------------------------------------
(5) portion of fixed maturity associated with the withdrawal: $50,000 - (4)  $ 46,363             $ 53,847
---------------------------------------------------------------------------------------------------------------------------
(6) market adjusted amount (1) - $50,000                                     $ 91,389             $ 71,737
---------------------------------------------------------------------------------------------------------------------------
(7) fixed maturity amount: (2) - (5)                                         $ 84,741             $ 77,257
---------------------------------------------------------------------------------------------------------------------------
(8) maturity value/(d)/                                                      $111,099             $101,287
---------------------------------------------------------------------------------------------------------------------------

You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)Number of days from the withdrawal date to the maturity date = D = 1,461

(b)Market adjusted amount is based on the following calculation:

Maturity value         =               $171,882               where j is either 5% or 9%
-----------------------          -----------------------------
(1+j)/(D/365)/                    (1+j)/(1,461/365)/

(c)Fixed maturity amount is based on the following calculation:
Maturity value         =               $171,882
-----------------------          -----------------------------
(1+h)/(D/365)/                   (1+0.07)/(1,461/365)/

(d)Maturity value is based on the following calculation:

   Fixed maturity amount x (1+h)/(D/365) / =  ($84,741 or $77,257) x (1+0.07)/(1,461/365)/

                                     III-1

                 APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE

Appendix IV: Death benefit example

--------------------------------------------------------------------------------

If you do not elect the ratcheted death benefit, the death benefit is equal to the account value or the standard death benefit (contributions, adjusted for withdrawals, and any withdrawal charges and taxes that may apply), whichever provides the highest amount. If you elect the ratcheted death benefit, the death benefit is equal to the account value or the ratcheted death benefit, whichever provides the highest amount.

The following illustrates the death benefit calculation. Assuming $100,000 is allocated to the variable investment options, no additional contributions, no transfers and no withdrawals, the death benefit for an annuitant age 45 would be calculated as follows:

----------------------------------------------------------------------------------------------------------------------
         END OF CONTRACT YEAR                      ACCOUNT VALUE/(1)/             CONTRIBUTION RATCHETED DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                   1                                  $105,000/(2)/                 $100,000            $100,000
----------------------------------------------------------------------------------------------------------------------
                   2                                  $115,500/(2)/                                     $100,000
----------------------------------------------------------------------------------------------------------------------
                   3                                  $129,360/(2)/                                   $129,360/(2)/
----------------------------------------------------------------------------------------------------------------------
                   4                                    $103,488                                      $129,360/(3)/
----------------------------------------------------------------------------------------------------------------------
                   5                                    $113,837                                      $129,360/(3)/
----------------------------------------------------------------------------------------------------------------------
                   6                                    $127,497                                      $129,360/(3)/
----------------------------------------------------------------------------------------------------------------------
                   7                                    $127,497                                      $129,360/(3)/
----------------------------------------------------------------------------------------------------------------------
                   8                                  $133,872/(2)/                                     $129,360
----------------------------------------------------------------------------------------------------------------------
                   9                                    $147,259                                      $147,259/(4)/
----------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 9 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00%, 0.00%,
5.00% and 10.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

(1)If the ratcheted death benefit was not elected, the death benefit on each contract date anniversary would be equal to the account value, since it is higher than the contribution.

(2)If the ratcheted death benefit was elected, at the end of contract years 1, 2, 3 and 8, the death benefit will be equal to the account value. Also in year 3, the ratcheted death benefit is increased to equal the account value.

(3)At the end of contract years 4, 5, 6 and 7, the death benefit would be equal to the ratcheted death benefit since it is higher than the account value. Also, at the end of contract year six, no adjustment would be made to the ratcheted death benefit, since the ratcheted death benefit is higher than the account value.

(4)At the end of contract year 9, the ratcheted death benefit would be increased to the account value, since the account value on the contract date anniversary is higher than the current ratcheted death benefit.

                      APPENDIX IV: DEATH BENEFIT EXAMPLE

Appendix V: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------


STATES WHERE CERTAIN EQUI-VEST(R) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE
OR VARY:

------------------------------------------------------------------------------
                                                          AVAILABILITY /
 STATE                FEATURES / BENEFITS / CHARGES       VARIATION
------------------------------------------------------------------------------
CALIFORNIA            See "Contract features and          If you reside in
                      benefits"--"Your right to cancel    the state of
                      within a certain number of days"    California and you
                                                          are age 60 or older
                                                          at the time the
                                                          contract is issued,
                                                          you may return your
                                                          variable annuity
                                                          contract within 30
                                                          days from the date
                                                          that you receive it
                                                          and receive a
                                                          refund as described
                                                          below.

                                                          If you allocate
                                                          your entire initial
                                                          contribution to the
                                                          EQ/Money Market
                                                          option (and/or the
                                                          guaranteed interest
                                                          option), the amount
                                                          of your refund will
                                                          be equal to your
                                                          contribution less
                                                          interest, unless
                                                          you make a
                                                          transfer, in which
                                                          case the amount of
                                                          your refund will be
                                                          equal to your
                                                          account value on
                                                          the date we receive
                                                          your request to
                                                          cancel at our
                                                          processing office.
                                                          This amount could
                                                          be less than your
                                                          initial
                                                          contribution. If
                                                          you allocate any
                                                          portion of your
                                                          initial
                                                          contribution to
                                                          variable investment
                                                          options other than
                                                          the EQ/Money Market
                                                          option (and/or the
                                                          fixed maturity
                                                          options), your
                                                          refund will be
                                                          equal to your
                                                          account value on
                                                          the date we receive
                                                          your request to
                                                          cancel at our
                                                          processing office.
------------------------------------------------------------------------------

CONNECTICUT           Withdrawal charge                   During the first
The following change  See "Charges under the contracts    six contract years
applies to contracts  -- withdrawal charge" in "Charges   following a
issued on or after    and expenses."                      contribution, a
March 3, 2004.                                            withdrawal charge
                                                          will be deducted
                                                          from amounts you
                                                          withdraw that
                                                          exceed 15% of your
                                                          account value (the
                                                          free withdrawal
                                                          amount). The
                                                          withdrawal charge
                                                          is equal to a
                                                          percentage of each
                                                          contribution. The
                                                          percentage that
                                                          applies depends on
                                                          how long each
                                                          contribution has
                                                          been invested in
                                                          the contract. We
                                                          determine the
                                                          withdrawal charge
                                                          separately for each
                                                          contribution
                                                          according to the
                                                          following schedule:

-                 CONTRACT YEAR
      --------------------------------------------------
                     1   2   3   4   5   6   7 AND LATER
      --------------------------------------------------
      Percentage of  6   6   6   6   6   5        0
      contribution


                                                                             Certain other
                                                                             exemptions apply.

---------------------------------------------------------------------------------------------------
FLORIDA              See "How you can contribute to your contract" in        For all contracts,
                     "Contract features and benefits"                        acceptance of
                                                                             contributions has
                                                                             been discontinued.
---------------------------------------------------------------------------------------------------
ILLINOIS             Withdrawal charge.                                      During the first
For IRA and NQ       See "Fees and charges" under "EQUI-VEST at a glance --  six contract years
Contract Series 800  Key features;" and "Charges under the contracts --      following a
issued on or after   withdrawal charge" in "Charges and expenses."           contribution, a
September 24, 2007.                                                          withdrawal charge
                                                                             will be deducted
                                                                             from amounts you
                                                                             withdraw that
                                                                             exceed 15% of your
                                                                             account value (the
                                                                             free withdrawal
                                                                             amount). The
                                                                             withdrawal charge
                                                                             is equal to a
                                                                             percentage of each
                                                                             contribution. The
                                                                             percentage that
                                                                             applies depends on
                                                                             how long each
                                                                             contribution has
                                                                             been invested in
                                                                             the contract. We
                                                                             determine the
                                                                             withdrawal charge
                                                                             separately for each
                                                                             contribution
                                                                             according to the
                                                                             following schedule.


-                 CONTRACT YEAR
      --------------------------------------------------
                     1   2   3   4   5   6   7 AND LATER
      --------------------------------------------------
      Percentage of  6   6   6   6   6   5        0
      contribution
--------------------------------------------------------

                                      V-1

 APPENDIX V: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

---------------------------------------------------------------------------------------------
 STATE                    FEATURES / BENEFITS / CHARGES     AVAILABILITY / VARIATION
---------------------------------------------------------------------------------------------
ILLINOIS (CONTINUED)      Notice to all Illinois contract   Illinois law provides that a
For all contracts         owners                            spouse in a civil union and a
                                                            spouse in a marriage are to be
                                                            treated identically. For
                                                            purposes of your contract, when
                                                            we use the term ''married'', we
                                                            include ''parties to a civil
                                                            union'' and when we use the word
                                                            ''spouse'' we include ''parties
                                                            to a civil union''. While civil
                                                            union spouses are afforded the
                                                            same rights as married spouses
                                                            under Illinois law, tax-related
                                                            advantages such as spousal
                                                            continuation are derived from
                                                            federal tax law. Illinois' Civil
                                                            Union Law does not and cannot
                                                            alter federal law. The federal
                                                            Defense of Marriage Act excludes
                                                            civil unions and civil union
                                                            partners from the meaning of the
                                                            word ''marriage'' or ''spouse''
                                                            in all federal laws. Therefore,
                                                            a civil union spouse does not
                                                            qualify for the same tax
                                                            advantages provided to a married
                                                            spouse under federal law,
                                                            including the tax benefits
                                                            afforded to the surviving spouse
                                                            of an owner of an annuity
                                                            contract or any rights under
                                                            specified tax-favored savings or
                                                            retirement plans or arrangements.
---------------------------------------------------------------------------------------------
MARYLAND                  See "How you can contribute to    For all contracts, we continue
                          your contract" in "Contract       to accept contributions. The
                          features and benefits"            discontinuance of acceptance of
                                                            contributions and the $6,500
                                                            contribution limitation per
                                                            calendar year do not apply.
---------------------------------------------------------------------------------------------
MASSACHUSETTS             See "Disability, terminal         The disability, terminal illness
The following change      illness or confinement to         or confinement to a nursing home
applies to Traditional    nursing home" under "Withdrawal   withdrawal charge waiver is not
IRA, Roth IRA and NQ      charge" in "Charges and           available.
contracts issued on or    expenses."
after November 27, 2006.
---------------------------------------------------------------------------------------------
NEW YORK                  See "Selecting an annuity payout  In the second to last paragraph
                          option" in "Your annuity payout   in this section, the second line
                          option" under "Accessing your     in the paragraph "(1) the amount
                          money."                           applied to purchase the
                                                            annuity;" is deleted in its
                                                            entirety and replaced with the
                                                            following:

                                                            (1)The amount applied to provide
                                                               the annuity will be: (a) the
                                                               account value for any life
                                                               annuity form or (b) the cash
                                                               value for any period certain
                                                               annuity form except that, if
                                                               the period certain is more
                                                               than five years, the amount
                                                               applied will be no less than
                                                               95% of the account value.
---------------------------------------------------------------------------------------------
PUERTO RICO               See "Taxation of nonqualified     Income from NQ contracts we
                          annuities" under "Tax             issue is U.S. source. A Puerto
                          information."                     Rico resident is subject to U.S.
                                                            taxation on such U.S. source
                                                            income. Only Puerto Rico source
                                                            income of Puerto Rico residents
                                                            is excludable from U.S.
                                                            taxation. Income from NQ
                                                            contracts is also subject to
                                                            Puerto Rico tax. The calculation
                                                            of the taxable portion of
                                                            amounts distributed from a
                                                            contract may differ in the two
                                                            jurisdictions. Therefore, you
                                                            might have to file both U.S. and
                                                            Puerto Rico tax returns, showing
                                                            different amounts of income from
                                                            the contract for each tax
                                                            return. Puerto Rico generally
                                                            provides a credit against Puerto
                                                            Rico tax for U.S. tax paid.
                                                            Depending on your personal
                                                            situation and the timing of the
                                                            different tax liabilities, you
                                                            may not be able to take full
                                                            advantage of this credit.
---------------------------------------------------------------------------------------------


                                      V-2

 APPENDIX V: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-------------------------------------------------------------------------------------------
 STATE                  FEATURES / BENEFITS / CHARGES     AVAILABILITY / VARIATION
-------------------------------------------------------------------------------------------
UTAH                    Withdrawal charge.                During the first six contract
For non-qualified       See "Charges under the contracts  years following a contribution,
annuities, IRA, Roth    -- withdrawal charge" in          a withdrawal charge will be
IRA, Inherited IRA and  "Charges and expenses."           deducted from amounts you
Roth Inherited IRA                                        withdraw that exceed 15% of your
contracts issued on or                                    account value (the free
after November 27,                                        withdrawal amount). The
2006.                                                     withdrawal charge is equal to a
                                                          percentage of each contribution.
                                                          The percentage that applies
                                                          depends on how long each
                                                          contribution has been invested
                                                          in the contract. We determine
                                                          the withdrawal charge separately
                                                          for each contribution according
                                                          to the following schedule.

-                    CONTRACT YEAR
      --------------------------------------------------
                     1   2   3   4   5   6   7 AND LATER
      --------------------------------------------------
      Percentage of  6%  6%  6%  6%  6%  5%       0
      contribution

WASHINGTON             Fixed Maturity Option                                         Not available
The following changes  Ratcheted Death Benefit                                       Not available
apply to contracts
issued on or after     See "Selecting an annuity payout option" in "Accessing        In the third
August 13, 2001.       your money"                                                   paragraph, "New
                                                                                     York" is replaced
                                                                                     with "Washington"
                                                                                     and paragraph (ii)
                                                                                     is deleted and
                                                                                     replaced with: (ii)
                                                                                     if the annuitant
                                                                                     was age 81-85 when
                                                                                     the contract was
                                                                                     issued, the
                                                                                     contract
                                                                                     anniversary that
                                                                                     follows the
                                                                                     annuitant's 95/th
                                                                                     /birthday.
                       See "Annual administrative charge" in "Charges and            The second
                       Expenses"                                                     paragraph is
                                                                                     deleted and
                                                                                     replaced with: The
                                                                                     charge is deducted
                                                                                     pro rata from the
                                                                                     variable investment
                                                                                     options. If your
                                                                                     account value is
                                                                                     allocated 100% to
                                                                                     the guaranteed
                                                                                     interest option,
                                                                                     the charge will be
                                                                                     waived.
                       See "Withdrawal charge" in "Charges and expenses"             The second sentence
                                                                                     of the third
                                                                                     paragraph is
                                                                                     replaced with: In
                                                                                     the case of
                                                                                     surrenders, we will
                                                                                     pay you the greater
                                                                                     of (i) the cash
                                                                                     value or (ii) the
                                                                                     free withdrawal
                                                                                     amount plus 94%
                                                                                     (95% in the fifth
                                                                                     contract year if
                                                                                     the annuitant was
                                                                                     age 60 or over when
                                                                                     the contract was
                                                                                     issued) of the
                                                                                     remaining account
                                                                                     value.
                       See "Disability, terminal illness, or confinement to nursing  The last paragraph
                       home" in "Charges and expenses"                               and its first
                                                                                     bullet are replaced
                                                                                     with the following:

                                                                                     For NQ, traditional
                                                                                     IRA and Roth IRA
                                                                                     contracts, the with
                                                                                     drawal charge also
                                                                                     does not apply in
                                                                                     the following
                                                                                     circumstances:

                                                                                     .   After five
                                                                                         contract years
                                                                                         and the
                                                                                         annuitant is at
                                                                                         least age
                                                                                         59 1/2; or
---------------------------------------------------------------------------------------------------------

                                      V-3

 APPENDIX V: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                        2

Calculation of Annuity Payments                              2

Custodian and Independent Registered Public Accounting Firm  2

Distribution of the Contracts                                2

Calculating Unit Values                                      3

Financial Statements                                         3

HOW TO OBTAIN AN EQUI-VEST(R) (SERIES 800) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A

Call (800) 628-6673 or send this request form to:
  EQUI-VEST(R)
  Processing Office
  AXA Equitable
  P.O. Box 4956
  Syracuse, NY 13221-4956


----------------------------------------------------------------------------------
Please send me an EQUI-VEST(R) (Series 800) Statement of Additional
Information dated May 1, 2013.
(Combination variable and fixed deferred annuity)
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                                                                        #417027

EQUI-VEST(R) (Series 800)

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2013

AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related prospectus for EQUI-VEST(R)
(Series 800) dated May 1, 2013. That prospectus provides detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing the processing office (P.O. Box 4956, Syracuse, NY 13221-4956), by calling toll free,
(800) 628-6673, or by contacting your financial professional.

        TABLE OF CONTENTS

        Who is AXA Equitable?                                        2

        Calculation of annuity payments                              2

        Custodian and independent registered public accounting firm  2

        Distribution of the contracts                                2

        Calculating unit values                                      3

        Financial statements                                         3



  EQUI-VEST(R) is issued by and is a registered service mark of AXA Equitable
                    Life Insurance Company (AXA Equitable).
Co-distributed by affiliates, AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.


   Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.


                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 212-554-1234


                                                                  EV Series 800
                                                                        #417027

WHO IS AXA EQUITABLE?


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


CALCULATION OF ANNUITY PAYMENTS

The calculation of monthly annuity payments under a contract takes into account the number of annuity units of each variable investment option credited under a contract, their respective annuity unit values, and a net investment factor. The annuity unit values used for EQUI-VEST(R) may vary, although the method of calculating annuity unit values set forth below applies to all contracts. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

..   .00013366 of the net investment factor for a contract with an assumed base rate of net investment return of 5% a year; or

..   .00009425 of the net investment factor for a contract with an assumed base rate of net investment return of 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3 1/2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3 1/2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form, or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable EQUI-VEST(R) contract or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

ILLUSTRATION OF CALCULATION OF ANNUITY PAYMENTS

To show how we determine variable annuity payments, assume that the account value for an EQUI-VEST(R) contract on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the contract would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 2012, the annuity payment due in December 2012 would be $95.19 (the number of units (26.74) times $3.56).

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account A.


The financial statements of the Separate Account at December 31, 2012 and for each of the two years in the period ended December 31, 2012, and the consolidated financial statements of AXA Equitable at December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2012, 2011 and 2010. AXA Equitable paid AXA Advisors, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A, $630,130,187 in 2012, $529,410,549 in 2011 and $576,147,169 in 2010. Of these amounts, for each of these three years, AXA Advisors retained $371,036,017, $268,084,019 and $364,376,758, respectively.

Under a Distribution Agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Distributors, LLC, distribution fees of $575,594,540 in 2012, $562,732,447 in 2011 and

$399,625,078 in 2010, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A. Of these amounts, for each of these three years, AXA Distributors, LLC retained $16,167,554, $15,092,209 and $10,963,063, respectively.


CALCULATING UNIT VALUES

Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST(R) may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

                              (   _a    )     -    c
                                   b

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c)is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm...............
                                                                        FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2012............  FSA-3
   Statements of Operations for the Year Ended December 31, 2012...... FSA-44
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2012 and 2011....................................... FSA-61
   Notes to Financial Statements...................................... FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                  F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2012 and 2011.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2012, 2011 and 2010................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2012, 2011 and 2010................................... F-4
   Consolidated Statements of Equity, Years Ended December 31, 2012,
     2011 and 2010...................................................... F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2012, 2011 and 2010................................................ F-6
   Notes to Consolidated Financial Statements........................... F-8

                                 FSA-1  #413657

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account A of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account A of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 22, 2013

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                                   AMERICAN CENTURY
                                                      ALL ASSET    VP MID CAP VALUE AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE
                                                    GROWTH-ALT 20*       FUND        ALLOCATION*    STRATEGY*     ALLOCATION*
                                                    -------------- ---------------- -------------- ------------ ----------------
ASSETS:
Investments in shares of The Trusts, at fair value.  $ 38,706,663    $ 3,763,744    $ 418,525,757  $ 51,773,388  $ 124,092,270
Receivable for policy-related transactions.........        41,593          7,091          125,807        96,491         95,010
                                                     ------------    -----------    -------------  ------------  -------------
   Total assets....................................    38,748,256      3,770,835      418,651,564    51,869,879    124,187,280
                                                     ------------    -----------    -------------  ------------  -------------

LIABILITIES:
Payable for The Trusts shares purchased............        41,593          7,091          125,807        96,491         95,010
                                                     ------------    -----------    -------------  ------------  -------------
   Total liabilities...............................        41,593          7,091          125,807        96,491         95,010
                                                     ------------    -----------    -------------  ------------  -------------
NET ASSETS.........................................  $ 38,706,663    $ 3,763,744    $ 418,525,757  $ 51,773,388  $ 124,092,270
                                                     ============    ===========    =============  ============  =============

NET ASSETS:
Accumulation Unit Value............................  $ 38,706,286    $ 3,763,359    $ 418,515,075  $ 51,768,231  $ 124,089,828
Retained by AXA Equitable in Separate Account A....           377            385           10,682         5,157          2,442
                                                     ------------    -----------    -------------  ------------  -------------
TOTAL NET ASSETS...................................  $ 38,706,663    $ 3,763,744    $ 418,525,757  $ 51,773,388  $ 124,092,270
                                                     ============    ===========    =============  ============  =============

Investments in shares of The Trusts, at cost.......  $ 38,413,719    $ 3,576,264    $ 401,768,694  $ 49,886,239  $ 125,241,882
The Trusts shares held
   Class A.........................................            --             --               --        19,516             --
   Class B.........................................     2,096,399             --       42,090,733     4,102,759     12,917,262
   Class II........................................            --        257,967               --            --             --

                                                    AXA CONSERVATIVE
                                                    GROWTH STRATEGY*
                                                    ----------------
ASSETS:
Investments in shares of The Trusts, at fair value.   $ 9,767,256
Receivable for policy-related transactions.........        68,533
                                                      -----------
   Total assets....................................     9,835,789
                                                      -----------

LIABILITIES:
Payable for The Trusts shares purchased............        68,533
                                                      -----------
   Total liabilities...............................        68,533
                                                      -----------
NET ASSETS.........................................   $ 9,767,256
                                                      ===========

NET ASSETS:
Accumulation Unit Value............................   $ 9,765,744
Retained by AXA Equitable in Separate Account A....         1,512
                                                      -----------
TOTAL NET ASSETS...................................   $ 9,767,256
                                                      ===========

Investments in shares of The Trusts, at cost.......   $ 9,540,902
The Trusts shares held
   Class A.........................................            --
   Class B.........................................       798,478
   Class II........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                               AXA CONSERVATIVE AXA CONSERVATIVE- AXA GROWTH   AXA MODERATE     AXA MODERATE    AXA MODERATE-
                                  STRATEGY*     PLUS ALLOCATION*  STRATEGY*    ALLOCATION*    GROWTH STRATEGY* PLUS ALLOCATION*
                               ---------------- ----------------- ----------- --------------- ---------------- ----------------
ASSETS:
Investments in shares of The
 Trusts, at fair value........   $ 4,100,286      $ 180,317,497   $ 1,266,584 $ 1,589,600,380   $ 2,581,057     $ 890,786,915
Receivable for The Trusts
 shares sold..................            --                 --           118         304,983            --                --
Receivable for policy-related
 transactions.................         2,184            326,840            --              --        32,113           100,179
                                 -----------      -------------   ----------- ---------------   -----------     -------------
   Total assets...............     4,102,470        180,644,337     1,266,702   1,589,905,363     2,613,170       890,887,094
                                 -----------      -------------   ----------- ---------------   -----------     -------------

LIABILITIES:
Payable for The Trusts shares
 purchased....................         2,184            326,840            --              --        32,113           100,179
Payable for policy-related
 transactions.................            --                 --            81          55,135            --                --
                                 -----------      -------------   ----------- ---------------   -----------     -------------
   Total liabilities..........         2,184            326,840            81          55,135        32,113           100,179
                                 -----------      -------------   ----------- ---------------   -----------     -------------
NET ASSETS....................   $ 4,100,286      $ 180,317,497   $ 1,266,621 $ 1,589,850,228   $ 2,581,057     $ 890,786,915
                                 ===========      =============   =========== ===============   ===========     =============

NET ASSETS:
Accumulation Unit Value.......   $ 4,099,490      $ 180,296,216   $ 1,266,621 $ 1,583,044,003   $ 2,580,669     $ 890,720,368
Contracts in payout
 (annuitization) period.......            --                 --            --       6,806,225            --                --
Retained by AXA Equitable in
 Separate Account A...........           796             21,281            --              --           388            66,547
                                 -----------      -------------   ----------- ---------------   -----------     -------------
TOTAL NET ASSETS..............   $ 4,100,286      $ 180,317,497   $ 1,266,621 $ 1,589,850,228   $ 2,581,057     $ 890,786,915
                                 ===========      =============   =========== ===============   ===========     =============

Investments in shares of The
 Trusts, at cost..............   $ 4,044,786      $ 179,142,079   $ 1,138,091 $ 1,687,611,817   $ 2,557,881     $ 855,780,869
The Trusts shares held
   Class A....................            --                 --        94,491      95,295,468            --                --
   Class B....................       359,872         18,705,156            --      23,053,053       194,687        86,696,723

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                      EQ/ALLIANCEBERNSTEIN
                                                                        AXA TACTICAL        DYNAMIC        EQ/ALLIANCEBERNSTEIN
                               AXA TACTICAL AXA TACTICAL AXA TACTICAL     MANAGER      WEALTH STRATEGIES        SMALL CAP
                               MANAGER 400* MANAGER 500* MANAGER 2000* INTERNATIONAL*      PORTFOLIO*            GROWTH*
                               ------------ ------------ ------------- -------------- -------------------- --------------------
ASSETS:
Investments in shares of The
 Trusts, at fair value........  $3,273,415   $5,612,617   $1,866,789    $ 4,447,232        $1,419,712          $304,032,395
Receivable for The Trusts
 shares sold..................         900      350,903           --         20,608                --                15,787
Receivable for policy-related
 transactions.................          --           --        5,485             --            20,267                    --
                                ----------   ----------   ----------    -----------        ----------          ------------
   Total assets...............   3,274,315    5,963,520    1,872,274      4,467,840         1,439,979           304,048,182
                                ----------   ----------   ----------    -----------        ----------          ------------

LIABILITIES:
Payable for The Trusts shares
 purchased....................          --           --        5,485             --            20,267                    --
Payable for policy-related
 transactions.................         900      350,903           --         20,608                --                15,787
                                ----------   ----------   ----------    -----------        ----------          ------------
   Total liabilities..........         900      350,903        5,485         20,608            20,267                15,787
                                ----------   ----------   ----------    -----------        ----------          ------------
NET ASSETS....................  $3,273,415   $5,612,617   $1,866,789    $ 4,447,232        $1,419,712          $304,032,395
                                ==========   ==========   ==========    ===========        ==========          ============

NET ASSETS:
Accumulation Unit Value.......  $3,273,095   $5,612,102   $1,866,587    $ 4,446,620        $1,419,614          $302,013,074
Contracts in payout
 (annuitization) period.......          --           --           --             --                --             2,014,894
Retained by AXA Equitable in
 Separate Account A...........         320          515          202            612                98                 4,427
                                ----------   ----------   ----------    -----------        ----------          ------------
TOTAL NET ASSETS..............  $3,273,415   $5,612,617   $1,866,789    $ 4,447,232        $1,419,712          $304,032,395
                                ==========   ==========   ==========    ===========        ==========          ============

Investments in shares of The
 Trusts, at cost..............  $3,098,350   $5,438,014   $1,784,867    $ 4,184,751        $1,398,889          $264,143,837
The Trusts shares held
   Class A....................          --           --           --             --                --            15,302,576
   Class B....................     206,825      385,400      123,561        368,057           138,151             2,637,869

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                    EQ/AXA FRANKLIN EQ/BLACKROCK     EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL     EQ/COMMON
                                    SMALL CAP VALUE BASIC VALUE   ADVISORS EQUITY   SOCIALLY     GUARDIAN        STOCK
                                         CORE*        EQUITY*         INCOME*     RESPONSIBLE*  RESEARCH*       INDEX*
                                    --------------- ------------- --------------- ------------ ------------- --------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $ 15,133,441   $ 456,821,784  $ 70,746,755   $ 26,974,469 $ 166,786,718 $1,976,162,837
Receivable for The Trusts shares
 sold..............................            --              --            --             --        98,315        440,577
Receivable for policy-related
 transactions......................         5,615         210,249        29,431         30,811            --             --
                                     ------------   -------------  ------------   ------------ ------------- --------------
   Total assets....................    15,139,056     457,032,033    70,776,186     27,005,280   166,885,033  1,976,603,414
                                     ------------   -------------  ------------   ------------ ------------- --------------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................         5,615         210,249        29,431         30,811            --             --
Payable for policy-related
 transactions......................            --              --            --             --        98,315        303,683
                                     ------------   -------------  ------------   ------------ ------------- --------------
   Total liabilities...............         5,615         210,249        29,431         30,811        98,315        303,683
                                     ------------   -------------  ------------   ------------ ------------- --------------
NET ASSETS.........................  $ 15,133,441   $ 456,821,784  $ 70,746,755   $ 26,974,469 $ 166,786,718 $1,976,299,731
                                     ============   =============  ============   ============ ============= ==============

NET ASSETS:
Accumulation Unit Value............  $ 15,132,311   $ 456,812,413  $ 70,740,890   $ 26,788,757 $ 166,755,386 $1,963,538,808
Contracts in payout
 (annuitization) period............            --              --            --             --            --     12,676,935
Retained by AXA Equitable in
 Separate Account A................         1,130           9,371         5,865        185,712        31,332         83,988
                                     ------------   -------------  ------------   ------------ ------------- --------------
TOTAL NET ASSETS...................  $ 15,133,441   $ 456,821,784  $ 70,746,755   $ 26,974,469 $ 166,786,718 $1,976,299,731
                                     ============   =============  ============   ============ ============= ==============

Investments in shares of The
 Trusts, at cost...................  $ 13,661,357   $ 395,852,274  $ 61,018,904   $ 22,463,683 $ 140,695,383 $1,938,667,160
The Trusts shares held
   Class A.........................            --              --            --             --            --    103,794,289
   Class B.........................     1,412,502      31,203,404    12,037,457      3,247,863    11,425,151      5,209,280

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                    EQ/DAVIS                   EQ/EQUITY                  EQ/FRANKLIN
                                    EQ/CORE BOND    NEW YORK   EQ/EQUITY 500    GROWTH      EQ/FRANKLIN    TEMPLETON
                                       INDEX*       VENTURE*      INDEX*         PLUS*     CORE BALANCED* ALLOCATION*
                                    ------------- ------------ ------------- ------------- -------------- ------------
ASSETS:
Investments in shares of The
 Trusts, at fair value............. $ 120,953,667 $ 26,654,280 $831,784,431  $ 320,234,944  $ 72,647,017  $ 51,696,760
Receivable for The Trusts shares
 sold..............................        36,962       13,021           --         69,381        17,471            --
Receivable for policy-related
 transactions......................            --           --      123,503             --            --        30,991
                                    ------------- ------------ ------------  -------------  ------------  ------------
   Total assets....................   120,990,629   26,667,301  831,907,934    320,304,325    72,664,488    51,727,751
                                    ------------- ------------ ------------  -------------  ------------  ------------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................            --           --      123,503             --            --        30,991
Payable for policy-related
 transactions......................        36,962       13,021           --         69,381        17,471            --
                                    ------------- ------------ ------------  -------------  ------------  ------------
   Total liabilities...............        36,962       13,021      123,503         69,381        17,471        30,991
                                    ------------- ------------ ------------  -------------  ------------  ------------
NET ASSETS......................... $ 120,953,667 $ 26,654,280 $831,784,431  $ 320,234,944  $ 72,647,017  $ 51,696,760
                                    ============= ============ ============  =============  ============  ============

NET ASSETS:
Accumulation Unit Value............ $ 120,947,915 $ 26,650,496 $828,215,813  $ 320,204,281  $ 72,626,835  $ 51,678,756
Contracts in payout
 (annuitization) period............            --           --    3,413,963             --            --            --
Retained by AXA Equitable in
 Separate Account A................         5,752        3,784      154,655         30,663        20,182        18,004
                                    ------------- ------------ ------------  -------------  ------------  ------------
TOTAL NET ASSETS................... $ 120,953,667 $ 26,654,280 $831,784,431  $ 320,234,944  $ 72,647,017  $ 51,696,760
                                    ============= ============ ============  =============  ============  ============

Investments in shares of The
 Trusts, at cost................... $ 116,617,964 $ 24,191,715 $728,428,087  $ 263,194,893  $ 65,953,724  $ 46,326,011
The Trusts shares held
   Class A.........................            --           --   28,980,794             --            --            --
   Class B.........................    11,898,751    2,596,525    4,544,880     20,180,079     8,145,087     6,283,373

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                               EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL BOND EQ/GLOBAL MULTI- EQ/INTERMEDIATE  EQ/INTERNATIONAL
                               AND ACQUISITIONS* COMPANY VALUE*     PLUS*       SECTOR EQUITY*  GOVERNMENT BOND*    CORE PLUS*
                               ----------------- -------------- -------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The
 Trusts, at fair value........    $19,475,397     $456,753,343   $86,454,714     $382,178,697     $87,337,301      $127,021,030
Receivable for The Trusts
 shares sold..................             --          142,073            --               --          41,643                --
Receivable for policy-related
 transactions.................          8,448               --        27,234           78,213              --            14,217
                                  -----------     ------------   -----------     ------------     -----------      ------------
   Total assets...............     19,483,845      456,895,416    86,481,948      382,256,910      87,378,944       127,035,247
                                  -----------     ------------   -----------     ------------     -----------      ------------

LIABILITIES:
Payable for The Trusts shares
 purchased....................          8,448               --        27,234           78,213              --            14,217
Payable for policy-related
 transactions.................             --          142,073            --               --          69,301                --
                                  -----------     ------------   -----------     ------------     -----------      ------------
   Total liabilities..........          8,448          142,073        27,234           78,213          69,301            14,217
                                  -----------     ------------   -----------     ------------     -----------      ------------
NET ASSETS....................    $19,475,397     $456,753,343   $86,454,714     $382,178,697     $87,309,643      $127,021,030
                                  ===========     ============   ===========     ============     ===========      ============

NET ASSETS:
Accumulation Unit Value.......    $19,467,120     $456,724,134   $86,442,667     $382,122,331     $86,917,046      $127,017,809
Contracts in payout
 (annuitization) period.......             --               --            --               --         392,597                --
Retained by AXA Equitable in
 Separate Account A...........          8,277           29,209        12,047           56,366              --             3,221
                                  -----------     ------------   -----------     ------------     -----------      ------------
TOTAL NET ASSETS..............    $19,475,397     $456,753,343   $86,454,714     $382,178,697     $87,309,643      $127,021,030
                                  ===========     ============   ===========     ============     ===========      ============

Investments in shares of The
 Trusts, at cost..............    $19,346,771     $392,726,840   $88,478,385     $346,129,563     $84,564,397      $122,579,029
The Trusts shares held
   Class A....................             --               --            --               --       6,280,646                --
   Class B....................      1,557,536       10,803,682     8,776,787       30,925,609       2,132,528        14,337,572

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                       EQ/JPMORGAN
                                    EQ/INTERNATIONAL EQ/INTERNATIONAL     VALUE      EQ/LARGE CAP CORE EQ/LARGE CAP  EQ/LARGE CAP
                                     EQUITY INDEX*     VALUE PLUS*    OPPORTUNITIES*       PLUS*       GROWTH INDEX* GROWTH PLUS*
                                    ---------------- ---------------- -------------- ----------------- ------------- ------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............   $411,657,076     $211,692,025    $45,445,482      $13,486,698    $131,434,895  $230,652,384
Receivable for The Trusts shares
 sold..............................             --           42,693             --               --              --       217,421
Receivable for policy-related
 transactions......................         78,205               --          6,242            4,742          40,267            --
                                      ------------     ------------    -----------      -----------    ------------  ------------
   Total assets....................    411,735,281      211,734,718     45,451,724       13,491,440     131,475,162   230,869,805
                                      ------------     ------------    -----------      -----------    ------------  ------------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................         78,205               --          6,242            4,742          40,267            --
Payable for policy-related
 transactions......................             --           42,693             --               --              --       217,421
                                      ------------     ------------    -----------      -----------    ------------  ------------
   Total liabilities...............         78,205           42,693          6,242            4,742          40,267       217,421
                                      ------------     ------------    -----------      -----------    ------------  ------------
NET ASSETS.........................   $411,657,076     $211,692,025    $45,445,482      $13,486,698    $131,434,895  $230,652,384
                                      ============     ============    ===========      ===========    ============  ============

NET ASSETS:
Accumulation Unit Value............   $409,994,800     $211,658,168    $45,421,602      $13,440,762    $131,427,189  $230,620,232
Contracts in payout
 (annuitization) period............      1,600,389               --             --               --              --            --
Retained by AXA Equitable in
 Separate Account A................         61,887           33,857         23,880           45,936           7,706        32,152
                                      ------------     ------------    -----------      -----------    ------------  ------------
TOTAL NET ASSETS...................   $411,657,076     $211,692,025    $45,445,482      $13,486,698    $131,434,895  $230,652,384
                                      ============     ============    ===========      ===========    ============  ============

Investments in shares of The
 Trusts, at cost...................   $468,701,148     $199,758,137    $38,456,872      $13,679,072    $104,913,502  $194,373,288
The Trusts shares held
   Class A.........................     44,737,162               --             --               --              --            --
   Class B.........................      5,301,691       19,146,707      4,308,918        1,947,852      13,368,376    12,779,130

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                 EQ/MFS
                                    EQ/LARGE CAP EQ/LARGE CAP EQ/LORD ABBETT  INTERNATIONAL                   EQ/MID CAP VALUE
                                    VALUE INDEX* VALUE PLUS*  LARGE CAP CORE*    GROWTH*    EQ/MID CAP INDEX*      PLUS*
                                    ------------ ------------ --------------- ------------- ----------------- ----------------
ASSETS:
Investments in shares of The
 Trusts, at fair value............. $40,232,884  $711,494,680   $39,255,450    $80,382,828    $336,232,062      $426,233,391
Receivable for The Trusts shares
 sold..............................          --        94,795            --          4,131              --            93,954
Receivable for policy-related
 transactions......................         928            --        16,765             --          67,212                --
                                    -----------  ------------   -----------    -----------    ------------      ------------
   Total assets....................  40,233,812   711,589,475    39,272,215     80,386,959     336,299,274       426,327,345
                                    -----------  ------------   -----------    -----------    ------------      ------------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................         928            --        16,765             --          67,212                --
Payable for policy-related
 transactions......................          --        94,795            --          4,131              --            93,954
                                    -----------  ------------   -----------    -----------    ------------      ------------
   Total liabilities...............         928        94,795        16,765          4,131          67,212            93,954
                                    -----------  ------------   -----------    -----------    ------------      ------------
NET ASSETS......................... $40,232,884  $711,494,680   $39,255,450    $80,382,828    $336,232,062      $426,233,391
                                    ===========  ============   ===========    ===========    ============      ============

NET ASSETS:
Accumulation Unit Value............ $40,228,703  $707,862,509   $39,251,055    $80,371,435    $336,215,147      $426,204,618
Contracts in payout
 (annuitization) period............          --     3,440,600            --             --              --                --
Retained by AXA Equitable in
 Separate Account A................       4,181       191,571         4,395         11,393          16,915            28,773
                                    -----------  ------------   -----------    -----------    ------------      ------------
TOTAL NET ASSETS................... $40,232,884  $711,494,680   $39,255,450    $80,382,828    $336,232,062      $426,233,391
                                    ===========  ============   ===========    ===========    ============      ============

Investments in shares of The
 Trusts, at cost................... $35,240,115  $703,944,390   $36,220,256    $74,128,006    $261,682,326      $334,471,477
The Trusts shares held
   Class A.........................          --    57,969,436            --             --              --                --
   Class B.........................   6,826,039     7,354,688     3,133,684     12,128,288      36,012,448        40,721,913

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                    EQ/MORGAN
                                                  EQ/MONTAG &    STANLEY MID CAP EQ/MUTUAL LARGE EQ/OPPENHEIMER EQ/PIMCO ULTRA
                               EQ/MONEY MARKET* CALDWELL GROWTH*     GROWTH*       CAP EQUITY*      GLOBAL*      SHORT BOND*
                               ---------------- ---------------- --------------- --------------- -------------- --------------
ASSETS:
Investments in shares of The
 Trusts, at fair value........   $95,272,644      $38,861,269     $215,646,092     $26,271,243    $62,008,620    $115,188,446
Receivable for The Trusts
 shares sold..................            --               --          270,210              --             --              --
Receivable for policy-related
 transactions.................       121,944           35,683               --             311         49,260             565
                                 -----------      -----------     ------------     -----------    -----------    ------------
   Total assets...............    95,394,588       38,896,952      215,916,302      26,271,554     62,057,880     115,189,011
                                 -----------      -----------     ------------     -----------    -----------    ------------

LIABILITIES:
Payable for The Trusts shares
 purchased....................       121,946           35,683               --             311         49,260             565
Payable for policy-related
 transactions.................            --               --          270,210              --             --              --
                                 -----------      -----------     ------------     -----------    -----------    ------------
   Total liabilities..........       121,946           35,683          270,210             311         49,260             565
                                 -----------      -----------     ------------     -----------    -----------    ------------
NET ASSETS....................   $95,272,642      $38,861,269     $215,646,092     $26,271,243    $62,008,620    $115,188,446
                                 ===========      ===========     ============     ===========    ===========    ============

NET ASSETS:
Accumulation Unit Value.......   $94,443,084      $38,860,895     $215,643,382     $26,266,218    $62,005,445    $115,180,304
Contracts in payout
 (annuitization) period.......       605,232               --               --              --             --              --
Retained by AXA Equitable in
 Separate Account A...........       224,326              374            2,710           5,025          3,175           8,142
                                 -----------      -----------     ------------     -----------    -----------    ------------
TOTAL NET ASSETS..............   $95,272,642      $38,861,269     $215,646,092     $26,271,243    $62,008,620    $115,188,446
                                 ===========      ===========     ============     ===========    ===========    ============

Investments in shares of The
 Trusts, at cost..............   $95,294,778      $33,474,349     $228,769,185     $21,837,906    $56,279,015    $115,087,875
The Trusts shares held
   Class A....................    60,748,949               --               --              --             --          16,112
   Class B....................    34,492,406        5,556,620       13,927,567       2,800,380      5,427,032      11,529,291

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                    EQ/QUALITY BOND EQ/SMALL COMPANY EQ/T. ROWE PRICE  EQ/TEMPLETON  EQ/UBS GROWTH EQ/VAN KAMPEN
                                         PLUS*           INDEX*       GROWTH STOCK*   GLOBAL EQUITY*   & INCOME*     COMSTOCK*
                                    --------------- ---------------- ---------------- -------------- ------------- -------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $125,743,903     $190,857,941     $204,880,784    $34,851,704    $18,984,758   $26,680,663
Receivable for The Trusts shares
 sold..............................        55,182               --               --             --         25,058        12,005
Receivable for policy-related
 transactions......................            --           28,485          206,330         25,903             --            --
                                     ------------     ------------     ------------    -----------    -----------   -----------
   Total assets....................   125,799,085      190,886,426      205,087,114     34,877,607     19,009,816    26,692,668
                                     ------------     ------------     ------------    -----------    -----------   -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................            --           28,485          206,330         25,903             --            --
Payable for policy-related
 transactions......................        55,182               --               --             --         25,058        12,005
                                     ------------     ------------     ------------    -----------    -----------   -----------
   Total liabilities...............        55,182           28,485          206,330         25,903         25,058        12,005
                                     ------------     ------------     ------------    -----------    -----------   -----------
NET ASSETS.........................  $125,743,903     $190,857,941     $204,880,784    $34,851,704    $18,984,758   $26,680,663
                                     ============     ============     ============    ===========    ===========   ===========

NET ASSETS:
Accumulation Unit Value............  $124,933,285     $190,669,100     $204,879,184    $34,837,411    $18,984,192   $26,677,295
Contracts in payout
 (annuitization) period............       634,609               --               --             --             --            --
Retained by AXA Equitable in
 Separate Account A................       176,009          188,841            1,600         14,293            566         3,368
                                     ------------     ------------     ------------    -----------    -----------   -----------
TOTAL NET ASSETS...................  $125,743,903     $190,857,941     $204,880,784    $34,851,704    $18,984,758   $26,680,663
                                     ============     ============     ============    ===========    ===========   ===========

Investments in shares of The
 Trusts, at cost...................  $134,552,510     $170,657,015     $171,595,462    $31,446,110    $16,852,731   $22,243,684
The Trusts shares held
   Class A.........................    11,249,218               --               --             --             --            --
   Class B.........................     3,365,409       19,646,149        8,540,482      3,810,051      2,957,099     2,471,835

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                   FIDELITY(R) VIP
                                    EQ/WELLS FARGO  CONTRAFUND(R)  FIDELITY(R) VIP EQUITY- FIDELITY(R) VIP MID GOLDMAN SACHS VIT
                                    OMEGA GROWTH*     PORTFOLIO       INCOME PORTFOLIO        CAP PORTFOLIO    MID CAP VALUE FUND
                                    -------------- --------------- ----------------------- ------------------- ------------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $131,547,810   $131,738,109         $1,910,834            $7,525,413         $10,956,971
Receivable for policy-related
 transactions......................       153,681        224,909              5,736                28,205              17,697
                                     ------------   ------------         ----------            ----------         -----------
   Total assets....................   131,701,491    131,963,018          1,916,570             7,553,618          10,974,668
                                     ------------   ------------         ----------            ----------         -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................       153,681        224,909              5,646                28,205              17,697
                                     ------------   ------------         ----------            ----------         -----------
   Total liabilities...............       153,681        224,909              5,646                28,205              17,697
                                     ------------   ------------         ----------            ----------         -----------
NET ASSETS.........................  $131,547,810   $131,738,109         $1,910,924            $7,525,413         $10,956,971
                                     ============   ============         ==========            ==========         ===========

NET ASSETS:
Accumulation Unit Value............  $131,514,785   $131,733,455         $1,910,924            $7,524,671         $10,956,718
Retained by AXA Equitable in
 Separate Account A................        33,025          4,654                 --                   742                 253
                                     ------------   ------------         ----------            ----------         -----------
TOTAL NET ASSETS...................  $131,547,810   $131,738,109         $1,910,924            $7,525,413         $10,956,971
                                     ============   ============         ==========            ==========         ===========

Investments in shares of The
 Trusts, at cost...................  $124,114,326   $123,315,476         $1,905,882            $7,826,540         $10,289,955
The Trusts shares held
   Class B.........................    11,912,832             --                 --                    --                  --
   Series II.......................            --             --                 --                    --                  --
   Service Class 2.................            --      5,066,850             97,392               251,014                  --
   Service Shares..................            --             --                 --                    --             713,809

                                    INVESCO V.I.
                                     DIVERSIFIED
                                    DIVIDEND FUND
                                    -------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............   $723,842
Receivable for policy-related
 transactions......................      1,049
                                      --------
   Total assets....................    724,891
                                      --------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................      1,049
                                      --------
   Total liabilities...............      1,049
                                      --------
NET ASSETS.........................   $723,842
                                      ========

NET ASSETS:
Accumulation Unit Value............   $723,842
Retained by AXA Equitable in
 Separate Account A................         --
                                      --------
TOTAL NET ASSETS...................   $723,842
                                      ========

Investments in shares of The
 Trusts, at cost...................   $674,539
The Trusts shares held
   Class B.........................         --
   Series II.......................     44,462
   Service Class 2.................         --
   Service Shares..................         --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                          INVESCO V.I.
                                    INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL INVESCO V.I. MID CAP INVESCO V.I. SMALL
                                     REAL ESTATE FUND      YIELD FUND      GROWTH FUND    CORE EQUITY FUND    CAP EQUITY FUND
                                    ------------------- ----------------- ------------- -------------------- ------------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............     $30,274,641        $12,652,262     $19,462,627       $9,766,482          $4,644,284
Receivable for policy-related
 transactions......................          32,426             60,995         145,362           10,889               7,381
                                        -----------        -----------     -----------       ----------          ----------
   Total assets....................      30,307,067         12,713,257      19,607,989        9,777,371           4,651,665
                                        -----------        -----------     -----------       ----------          ----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................          32,426             60,922         145,304           10,889               7,381
                                        -----------        -----------     -----------       ----------          ----------
   Total liabilities...............          32,426             60,922         145,304           10,889               7,381
                                        -----------        -----------     -----------       ----------          ----------
NET ASSETS.........................     $30,274,641        $12,652,335     $19,462,685       $9,766,482          $4,644,284
                                        ===========        ===========     ===========       ==========          ==========

NET ASSETS:
Accumulation Unit Value............     $30,273,483        $12,652,335     $19,462,685       $9,766,329          $4,643,293
Retained by AXA Equitable in
 Separate Account A................           1,158                 --              --              153                 991
                                        -----------        -----------     -----------       ----------          ----------
TOTAL NET ASSETS...................     $30,274,641        $12,652,335     $19,462,685       $9,766,482          $4,644,284
                                        ===========        ===========     ===========       ==========          ==========

Investments in shares of The
 Trusts, at cost...................     $26,922,045        $12,353,315     $18,134,535       $9,481,059          $4,267,615
The Trusts shares held
   Common Shares...................              --                 --              --               --                  --
   Series II.......................       2,003,616          2,263,374         655,749          776,350             253,647

                                    IVY FUNDS VIP
                                       ENERGY
                                    -------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $21,722,165
Receivable for policy-related
 transactions......................      106,944
                                     -----------
   Total assets....................   21,829,109
                                     -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................      106,944
                                     -----------
   Total liabilities...............      106,944
                                     -----------
NET ASSETS.........................  $21,722,165
                                     ===========

NET ASSETS:
Accumulation Unit Value............  $21,720,784
Retained by AXA Equitable in
 Separate Account A................        1,381
                                     -----------
TOTAL NET ASSETS...................  $21,722,165
                                     ===========

Investments in shares of The
 Trusts, at cost...................  $21,754,694
The Trusts shares held
   Common Shares...................    3,685,408
   Series II.......................           --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                             LAZARD RETIREMENT     MFS(R)
                                    IVY FUNDS VIP HIGH IVY FUNDS VIP MID IVY FUNDS VIP SMALL EMERGING MARKETS   INTERNATIONAL
                                          INCOME          CAP GROWTH         CAP GROWTH      EQUITY PORTFOLIO  VALUE PORTFOLIO
                                    ------------------ ----------------- ------------------- ----------------- ---------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............    $88,395,671        $27,508,314        $5,529,099         $91,664,934      $61,845,600
Receivable for policy-related
 transactions......................        424,330            158,297            22,639              52,371           64,173
                                       -----------        -----------        ----------         -----------      -----------
   Total assets....................     88,820,001         27,666,611         5,551,738          91,717,305       61,909,773
                                       -----------        -----------        ----------         -----------      -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................        423,872            153,893            22,639              52,371           61,633
                                       -----------        -----------        ----------         -----------      -----------
   Total liabilities...............        423,872            153,893            22,639              52,371           61,633
                                       -----------        -----------        ----------         -----------      -----------
NET ASSETS.........................    $88,396,129        $27,512,718        $5,529,099         $91,664,934      $61,848,140
                                       ===========        ===========        ==========         ===========      ===========

NET ASSETS:
Accumulation Unit Value............    $88,396,129        $27,512,718        $5,526,910         $91,646,445      $61,848,140
Retained by AXA Equitable in
 Separate Account A................             --                 --             2,189              18,489               --
                                       -----------        -----------        ----------         -----------      -----------
TOTAL NET ASSETS...................    $88,396,129        $27,512,718        $5,529,099         $91,664,934      $61,848,140
                                       ===========        ===========        ==========         ===========      ===========

Investments in shares of The
 Trusts, at cost...................    $82,821,730        $27,289,899        $5,762,523         $87,199,477      $56,922,144
The Trusts shares held
   Common Shares...................     23,292,053          3,222,057           576,182                  --               --
   Service Class...................             --                 --                --                  --        3,608,261
   Service Shares..................             --                 --                --           4,125,335               --

                                    MFS(R) INVESTORS
                                      GROWTH STOCK
                                         SERIES
                                    ----------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............    $5,419,376
Receivable for policy-related
 transactions......................         1,122
                                       ----------
   Total assets....................     5,420,498
                                       ----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................         1,122
                                       ----------
   Total liabilities...............         1,122
                                       ----------
NET ASSETS.........................    $5,419,376
                                       ==========

NET ASSETS:
Accumulation Unit Value............    $5,419,080
Retained by AXA Equitable in
 Separate Account A................           296
                                       ----------
TOTAL NET ASSETS...................    $5,419,376
                                       ==========

Investments in shares of The
 Trusts, at cost...................    $5,197,338
The Trusts shares held
   Common Shares...................            --
   Service Class...................       454,265
   Service Shares..................            --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                    MFS(R) INVESTORS MFS(R) TECHNOLOGY MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER
                                      TRUST SERIES       PORTFOLIO          SERIES      AGGRESSIVE EQUITY*  CORE BOND*
                                    ---------------- ----------------- ---------------- ------------------ ------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............    $6,232,042       $18,530,094      $41,304,735       $525,231,204    $145,643,149
Receivable for The Trusts shares
 sold..............................            --                --               --            181,681           8,935
Receivable for policy-related
 transactions......................        16,966            33,202           66,267                 --              --
                                       ----------       -----------      -----------       ------------    ------------
   Total assets....................     6,249,008        18,563,296       41,371,002        525,412,885     145,652,084
                                       ----------       -----------      -----------       ------------    ------------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................        16,867            32,184           66,267                 --              --
Payable for policy-related
 transactions......................            --                --               --            120,664           8,935
                                       ----------       -----------      -----------       ------------    ------------
   Total liabilities...............        16,867            32,184           66,267            120,664           8,935
                                       ----------       -----------      -----------       ------------    ------------
NET ASSETS.........................    $6,232,141       $18,531,112      $41,304,735       $525,292,221    $145,643,149
                                       ==========       ===========      ===========       ============    ============

NET ASSETS:
Accumulation Unit Value............    $6,232,141       $18,531,112      $41,304,473       $524,392,392    $145,633,971
Contracts in payout
 (annuitization) period............            --                --               --            899,829              --
Retained by AXA Equitable in
 Separate Account A................            --                --              262                 --           9,178
                                       ----------       -----------      -----------       ------------    ------------
TOTAL NET ASSETS...................    $6,232,141       $18,531,112      $41,304,735       $525,292,221    $145,643,149
                                       ==========       ===========      ===========       ============    ============

Investments in shares of The
 Trusts, at cost...................    $5,692,795       $17,854,005      $39,667,446       $533,925,293    $150,259,426
The Trusts shares held
   Class A.........................            --                --               --         17,286,507              --
   Class B.........................            --                --               --            731,770      14,132,461
   Service Class...................       273,575         2,409,635        1,513,548                 --              --

                                    MULTIMANAGER
                                    INTERNATIONAL
                                       EQUITY*
                                    -------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $55,008,634
Receivable for The Trusts shares
 sold..............................           --
Receivable for policy-related
 transactions......................       83,022
                                     -----------
   Total assets....................   55,091,656
                                     -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................       83,022
Payable for policy-related
 transactions......................           --
                                     -----------
   Total liabilities...............       83,022
                                     -----------
NET ASSETS.........................  $55,008,634
                                     ===========

NET ASSETS:
Accumulation Unit Value............  $55,003,605
Contracts in payout
 (annuitization) period............           --
Retained by AXA Equitable in
 Separate Account A................        5,029
                                     -----------
TOTAL NET ASSETS...................  $55,008,634
                                     ===========

Investments in shares of The
 Trusts, at cost...................  $52,232,656
The Trusts shares held
   Class A.........................           --
   Class B.........................    5,347,598
   Service Class...................           --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                     MULTIMANAGER                                                     MULTIMANAGER MULTIMANAGER
                                    LARGE CAP CORE   MULTIMANAGER   MULTIMANAGER MID MULTIMANAGER MID MULTI-SECTOR    SMALL
                                       EQUITY*     LARGE CAP VALUE*   CAP GROWTH*       CAP VALUE*       BOND*     CAP GROWTH*
                                    -------------- ---------------- ---------------- ---------------- ------------ ------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $12,250,116     $48,064,853      $63,011,061      $56,933,299    $119,889,972 $38,769,971
Receivable for The Trusts shares
 sold..............................        9,010              --           17,762               --              --      10,002
Receivable for policy-related
 transactions......................           --           3,884               --               66         113,969          --
                                     -----------     -----------      -----------      -----------    ------------ -----------
   Total assets....................   12,259,126      48,068,737       63,028,823       56,933,365     120,003,941  38,779,973
                                     -----------     -----------      -----------      -----------    ------------ -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................           --           3,884               --               66         113,969          --
Payable for policy-related
 transactions......................        9,010              --           17,762               --              --     174,862
                                     -----------     -----------      -----------      -----------    ------------ -----------
   Total liabilities...............        9,010           3,884           17,762               66         113,969     174,862
                                     -----------     -----------      -----------      -----------    ------------ -----------
NET ASSETS.........................  $12,250,116     $48,064,853      $63,011,061      $56,933,299    $119,889,972 $38,605,111
                                     ===========     ===========      ===========      ===========    ============ ===========

NET ASSETS:
Accumulation Unit Value............  $12,242,714     $48,051,486      $62,997,713      $56,917,337    $119,369,788 $38,523,055
Contracts in payout
 (annuitization) period............           --              --               --               --         445,191          --
Retained by AXA Equitable in
 Separate Account A................        7,402          13,367           13,348           15,962          74,993      82,056
                                     -----------     -----------      -----------      -----------    ------------ -----------
TOTAL NET ASSETS...................  $12,250,116     $48,064,853      $63,011,061      $56,933,299    $119,889,972 $38,605,111
                                     ===========     ===========      ===========      ===========    ============ ===========

Investments in shares of The
 Trusts, at cost...................  $10,392,493     $39,116,522      $48,901,375      $48,513,230    $130,191,186 $34,291,100
The Trusts shares held
   Class A.........................           --              --               --               --      21,859,835          --
   Class B.........................    1,145,915       4,605,060        6,591,880        5,818,222       7,865,877   4,676,854

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                         PIMCO VARIABLE
                                                                                        INSURANCE TRUST
                                      MULTIMANAGER   MULTIMANAGER OPPENHEIMER MAIN  COMMODITY REAL RETURN(R) TARGET 2015
                                    SMALL CAP VALUE* TECHNOLOGY*  STREET FUND(R)/VA    STRATEGY PORTFOLIO    ALLOCATION*
                                    ---------------- ------------ ----------------- ------------------------ -----------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............   $112,241,323   $113,714,654     $520,984             $3,633,111        $22,219,602
Receivable for The Trusts shares
 sold..............................         32,124        220,901           --                     --            131,876
Receivable for policy-related
 transactions......................             --             --       17,013                 23,421                 --
                                      ------------   ------------     --------             ----------        -----------
   Total assets....................    112,273,447    113,935,555      537,997              3,656,532         22,351,478
                                      ------------   ------------     --------             ----------        -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................             --             --       17,013                 23,421                 --
Payable for policy-related
 transactions......................         32,124        220,901           --                     --            131,876
                                      ------------   ------------     --------             ----------        -----------
   Total liabilities...............         32,124        220,901       17,013                 23,421            131,876
                                      ------------   ------------     --------             ----------        -----------
NET ASSETS.........................   $112,241,323   $113,714,654     $520,984             $3,633,111        $22,219,602
                                      ============   ============     ========             ==========        ===========

NET ASSETS:
Accumulation Unit Value............   $112,152,246   $113,684,470     $520,761             $3,632,970        $22,217,056
Retained by AXA Equitable in
 Separate Account A................         89,077         30,184          223                    141              2,546
                                      ------------   ------------     --------             ----------        -----------
TOTAL NET ASSETS...................   $112,241,323   $113,714,654     $520,984             $3,633,111        $22,219,602
                                      ============   ============     ========             ==========        ===========

Investments in shares of The
 Trusts, at cost...................   $ 89,146,662   $101,954,322     $480,551             $3,962,710        $21,473,404
The Trusts shares held
   Advisor Class...................             --             --           --                503,899                 --
   Class B.........................      9,849,979      8,223,101           --                     --          2,434,569
   Service Class...................             --             --       21,908                     --                 --


                                    TARGET 2025
                                    ALLOCATION*
                                    -----------
ASSETS:
Investments in shares of The
 Trusts, at fair value............. $34,950,913
Receivable for The Trusts shares
 sold..............................          --
Receivable for policy-related
 transactions......................      71,329
                                    -----------
   Total assets....................  35,022,242
                                    -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................      71,329
Payable for policy-related
 transactions......................          --
                                    -----------
   Total liabilities...............      71,329
                                    -----------
NET ASSETS......................... $34,950,913
                                    ===========

NET ASSETS:
Accumulation Unit Value............ $34,948,271
Retained by AXA Equitable in
 Separate Account A................       2,642
                                    -----------
TOTAL NET ASSETS................... $34,950,913
                                    ===========

Investments in shares of The
 Trusts, at cost................... $32,559,614
The Trusts shares held
   Advisor Class...................          --
   Class B.........................   3,786,619
   Service Class...................          --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                            TEMPLETON   VAN ECK VIP
                                                                              GLOBAL      GLOBAL
                                                                               BOND        HARD
                                                    TARGET 2035 TARGET 2045 SECURITIES    ASSETS
                                                    ALLOCATION* ALLOCATION*    FUND        FUND
                                                    ----------- ----------- ----------- ----------- -   -
ASSETS:
Investments in shares of The Trusts, at fair value. $30,836,990 $21,756,102 $15,646,864 $13,911,139
Receivable for policy-related transactions.........      14,305      18,455      37,478      21,869
                                                    ----------- ----------- ----------- ----------- -   -
   Total assets....................................  30,851,295  21,774,557  15,684,342  13,933,008
                                                    ----------- ----------- ----------- ----------- -   -

LIABILITIES:
Payable for The Trusts shares purchased............      14,305      18,455      37,478      21,869
                                                    ----------- ----------- ----------- ----------- -   -
   Total liabilities...............................      14,305      18,455      37,478      21,869
                                                    ----------- ----------- ----------- ----------- -   -
NET ASSETS......................................... $30,836,990 $21,756,102 $15,646,864 $13,911,139
                                                    =========== =========== =========== =========== =   =

NET ASSETS:
Accumulation Unit Value............................ $30,826,152 $21,755,953 $15,646,713 $13,909,101
Retained by AXA Equitable in Separate Account A....      10,838         149         151       2,038
                                                    ----------- ----------- ----------- ----------- -   -
TOTAL NET ASSETS................................... $30,836,990 $21,756,102 $15,646,864 $13,911,139
                                                    =========== =========== =========== =========== =   =

Investments in shares of The Trusts, at cost....... $28,311,065 $19,968,297 $15,190,182 $14,290,966
The Trusts shares held
   Class B.........................................   3,360,661   2,468,690          --          --
   Class S.........................................          --          --                 490,174
   Class 2.........................................          --          --     803,640          --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                               UNITS
                                        CONTRACT                            OUTSTANDING
                                        CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                        -------- --------------- ---------- -----------
ALL ASSET GROWTH-ALT 20................  0.50%         B          $128.21         --
ALL ASSET GROWTH-ALT 20................  0.70%         B          $127.35         --
ALL ASSET GROWTH-ALT 20................  0.90%         B          $126.51          7
ALL ASSET GROWTH-ALT 20................  0.95%         B          $126.30          8
ALL ASSET GROWTH-ALT 20................  1.00%         B          $126.09          3
ALL ASSET GROWTH-ALT 20................  1.10%         B          $125.67          9
ALL ASSET GROWTH-ALT 20................  1.20%         B          $125.25         96
ALL ASSET GROWTH-ALT 20................  1.25%         B          $125.04         22
ALL ASSET GROWTH-ALT 20................  1.34%         B          $124.66        164
ALL ASSET GROWTH-ALT 20................  1.45%         B          $124.20         --
AMERICAN CENTURY VP MID CAP VALUE FUND.  0.50%      CLASS II      $121.35         --
AMERICAN CENTURY VP MID CAP VALUE FUND.  0.70%      CLASS II      $120.69         --
AMERICAN CENTURY VP MID CAP VALUE FUND.  0.90%      CLASS II      $120.04          1
AMERICAN CENTURY VP MID CAP VALUE FUND.  1.00%      CLASS II      $119.71         --
AMERICAN CENTURY VP MID CAP VALUE FUND.  1.10%      CLASS II      $119.39         --
AMERICAN CENTURY VP MID CAP VALUE FUND.  1.20%      CLASS II      $119.06         30
AXA AGGRESSIVE ALLOCATION..............  0.50%         B          $146.13          3
AXA AGGRESSIVE ALLOCATION..............  0.70%         B          $143.43          8
AXA AGGRESSIVE ALLOCATION..............  0.80%         B          $173.90         --
AXA AGGRESSIVE ALLOCATION..............  0.90%         B          $140.78        191
AXA AGGRESSIVE ALLOCATION..............  0.95%         B          $140.12        113
AXA AGGRESSIVE ALLOCATION..............  1.00%         B          $139.47          1
AXA AGGRESSIVE ALLOCATION..............  1.10%         B          $138.17        107
AXA AGGRESSIVE ALLOCATION..............  1.20%         B          $136.88        574
AXA AGGRESSIVE ALLOCATION..............  1.25%         B          $ 84.28         52
AXA AGGRESSIVE ALLOCATION..............  1.30%         B          $ 94.90         29
AXA AGGRESSIVE ALLOCATION..............  1.34%         B          $135.10      2,024
AXA AGGRESSIVE ALLOCATION..............  1.35%         B          $134.97          1
AXA AGGRESSIVE ALLOCATION..............  1.45%         B          $133.71          1
AXA BALANCED STRATEGY..................  1.10%         A          $116.35         --
AXA BALANCED STRATEGY..................  1.25%         A          $115.77          2
AXA BALANCED STRATEGY..................  0.50%         B          $103.82         --
AXA BALANCED STRATEGY..................  0.90%         B          $103.55          1
AXA BALANCED STRATEGY..................  0.95%         B          $103.52          1
AXA BALANCED STRATEGY..................  1.10%         B          $103.42          1
AXA BALANCED STRATEGY..................  1.20%         B          $103.35          3
AXA BALANCED STRATEGY..................  1.25%         B          $103.32          4
AXA BALANCED STRATEGY..................  1.25%         B          $123.99         68
AXA BALANCED STRATEGY..................  1.30%         B          $123.78        330
AXA BALANCED STRATEGY..................  1.34%         B          $103.26         13
AXA CONSERVATIVE ALLOCATION............  0.50%         B          $133.63          2
AXA CONSERVATIVE ALLOCATION............  0.70%         B          $131.16          1
AXA CONSERVATIVE ALLOCATION............  0.90%         B          $128.74         37
AXA CONSERVATIVE ALLOCATION............  0.95%         B          $128.14         75
AXA CONSERVATIVE ALLOCATION............  1.00%         B          $127.55         --
AXA CONSERVATIVE ALLOCATION............  1.10%         B          $126.36         40
AXA CONSERVATIVE ALLOCATION............  1.20%         B          $125.18        205
AXA CONSERVATIVE ALLOCATION............  1.25%         B          $107.86        214
AXA CONSERVATIVE ALLOCATION............  1.30%         B          $111.00         18

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
AXA CONSERVATIVE ALLOCATION......  1.34%          B         $123.55        433
AXA CONSERVATIVE ALLOCATION......  1.35%          B         $123.44         --
AXA CONSERVATIVE ALLOCATION......  1.45%          B         $122.28         --

AXA CONSERVATIVE GROWTH STRATEGY.  0.50%          B         $103.19         --
AXA CONSERVATIVE GROWTH STRATEGY.  0.90%          B         $102.93          1
AXA CONSERVATIVE GROWTH STRATEGY.  0.95%          B         $102.89          1
AXA CONSERVATIVE GROWTH STRATEGY.  1.10%          B         $102.79         --
AXA CONSERVATIVE GROWTH STRATEGY.  1.20%          B         $102.73          1
AXA CONSERVATIVE GROWTH STRATEGY.  1.25%          B         $102.69          3
AXA CONSERVATIVE GROWTH STRATEGY.  1.25%          B         $121.39         15
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B         $121.18         53
AXA CONSERVATIVE GROWTH STRATEGY.  1.34%          B         $102.63          7

AXA CONSERVATIVE STRATEGY........  0.70%          B         $101.74         --
AXA CONSERVATIVE STRATEGY........  0.90%          B         $101.61          1
AXA CONSERVATIVE STRATEGY........  0.95%          B         $101.58         --
AXA CONSERVATIVE STRATEGY........  1.20%          B         $101.41          2
AXA CONSERVATIVE STRATEGY........  1.25%          B         $101.38         --
AXA CONSERVATIVE STRATEGY........  1.25%          B         $114.65          6
AXA CONSERVATIVE STRATEGY........  1.30%          B         $114.45         23
AXA CONSERVATIVE STRATEGY........  1.34%          B         $101.32          5

AXA CONSERVATIVE-PLUS ALLOCATION.  0.50%          B         $136.50          1
AXA CONSERVATIVE-PLUS ALLOCATION.  0.70%          B         $133.98          3
AXA CONSERVATIVE-PLUS ALLOCATION.  0.80%          B         $139.94         --
AXA CONSERVATIVE-PLUS ALLOCATION.  0.90%          B         $131.51         79
AXA CONSERVATIVE-PLUS ALLOCATION.  0.95%          B         $130.90         51
AXA CONSERVATIVE-PLUS ALLOCATION.  1.00%          B         $130.29         --
AXA CONSERVATIVE-PLUS ALLOCATION.  1.10%          B         $129.08         48
AXA CONSERVATIVE-PLUS ALLOCATION.  1.20%          B         $127.87        364
AXA CONSERVATIVE-PLUS ALLOCATION.  1.25%          B         $101.55        114
AXA CONSERVATIVE-PLUS ALLOCATION.  1.30%          B         $107.03         24
AXA CONSERVATIVE-PLUS ALLOCATION.  1.34%          B         $126.21        760
AXA CONSERVATIVE-PLUS ALLOCATION.  1.35%          B         $126.09         --
AXA CONSERVATIVE-PLUS ALLOCATION.  1.45%          B         $124.91         --

AXA GROWTH STRATEGY..............  1.10%          A         $119.81          8
AXA GROWTH STRATEGY..............  1.25%          A         $119.21          3

AXA MODERATE ALLOCATION..........  0.70%          A         $178.43         13
AXA MODERATE ALLOCATION..........  0.90%          A         $212.01        223
AXA MODERATE ALLOCATION..........  1.20%          A         $186.40         71
AXA MODERATE ALLOCATION***.......  1.34%          A         $ 66.55     14,597
AXA MODERATE ALLOCATION..........  1.35%          A         $218.36      1,074
AXA MODERATE ALLOCATION..........  1.35%          A         $219.75         27
AXA MODERATE ALLOCATION..........  1.45%          A         $139.83          4
AXA MODERATE ALLOCATION..........  0.40%          B         $102.42         27
AXA MODERATE ALLOCATION..........  0.50%          B         $128.20         13
AXA MODERATE ALLOCATION..........  0.70%          B         $137.08         --
AXA MODERATE ALLOCATION..........  0.80%          B         $145.98         --
AXA MODERATE ALLOCATION***.......  0.90%          B         $133.44         15
AXA MODERATE ALLOCATION..........  0.90%          B         $148.50         42
AXA MODERATE ALLOCATION..........  0.95%          B         $132.55        215
AXA MODERATE ALLOCATION..........  1.00%          B         $146.25          3

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                     UNITS
                              CONTRACT                            OUTSTANDING
                              CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                              -------- --------------- ---------- -----------
AXA MODERATE ALLOCATION......  1.10%          B         $129.89        199
AXA MODERATE ALLOCATION......  1.20%          B         $140.23      1,393
AXA MODERATE ALLOCATION......  1.25%          B         $ 96.26        344
AXA MODERATE ALLOCATION......  1.30%          B         $104.38        115

AXA MODERATE GROWTH STRATEGY.  0.50%          B         $104.44         --
AXA MODERATE GROWTH STRATEGY.  0.70%          B         $104.30         --
AXA MODERATE GROWTH STRATEGY.  0.90%          B         $104.17          1
AXA MODERATE GROWTH STRATEGY.  0.95%          B         $104.13         --
AXA MODERATE GROWTH STRATEGY.  1.10%          B         $104.03         --
AXA MODERATE GROWTH STRATEGY.  1.20%          B         $103.96         12
AXA MODERATE GROWTH STRATEGY.  1.25%          B         $103.93          3
AXA MODERATE GROWTH STRATEGY.  1.34%          B         $103.87          8
AXA MODERATE GROWTH STRATEGY.  1.45%          B         $103.79         --

AXA MODERATE-PLUS ALLOCATION.  0.50%          B         $147.66          6
AXA MODERATE-PLUS ALLOCATION.  0.70%          B         $144.93         13
AXA MODERATE-PLUS ALLOCATION.  0.80%          B         $159.53         --
AXA MODERATE-PLUS ALLOCATION.  0.90%          B         $142.26        342
AXA MODERATE-PLUS ALLOCATION.  0.95%          B         $141.60        332
AXA MODERATE-PLUS ALLOCATION.  1.00%          B         $140.94          2
AXA MODERATE-PLUS ALLOCATION.  1.10%          B         $139.63        205
AXA MODERATE-PLUS ALLOCATION.  1.20%          B         $138.32      1,184
AXA MODERATE-PLUS ALLOCATION.  1.25%          B         $ 91.34        185
AXA MODERATE-PLUS ALLOCATION.  1.30%          B         $100.39        134
AXA MODERATE-PLUS ALLOCATION.  1.34%          B         $136.52      4,165
AXA MODERATE-PLUS ALLOCATION.  1.35%          B         $136.39          4
AXA MODERATE-PLUS ALLOCATION.  1.45%          B         $135.12          1

AXA TACTICAL MANAGER 400.....  0.40%          B         $104.96         --
AXA TACTICAL MANAGER 400.....  0.70%          B         $126.46         --
AXA TACTICAL MANAGER 400.....  0.90%          B         $111.55         --
AXA TACTICAL MANAGER 400.....  0.90%          B         $125.86         --
AXA TACTICAL MANAGER 400.....  0.95%          B         $125.72          2
AXA TACTICAL MANAGER 400.....  1.10%          B         $110.94          1
AXA TACTICAL MANAGER 400.....  1.20%          B         $110.64         12
AXA TACTICAL MANAGER 400.....  1.20%          B         $124.98         --
AXA TACTICAL MANAGER 400.....  1.25%          B         $124.83          1
AXA TACTICAL MANAGER 400.....  1.34%          B         $124.57         12

AXA TACTICAL MANAGER 500.....  0.50%          B         $113.40         --
AXA TACTICAL MANAGER 500.....  0.70%          B         $125.95         --
AXA TACTICAL MANAGER 500.....  0.80%          B         $112.48         --
AXA TACTICAL MANAGER 500.....  0.90%          B         $112.17         --
AXA TACTICAL MANAGER 500.....  0.90%          B         $125.36          1
AXA TACTICAL MANAGER 500.....  0.95%          B         $125.21          3
AXA TACTICAL MANAGER 500.....  1.10%          B         $111.56          1
AXA TACTICAL MANAGER 500.....  1.20%          B         $111.26         21
AXA TACTICAL MANAGER 500.....  1.20%          B         $124.48          1
AXA TACTICAL MANAGER 500.....  1.25%          B         $124.33          3
AXA TACTICAL MANAGER 500.....  1.34%          B         $124.07         17

AXA TACTICAL MANAGER 2000....  0.50%          B         $107.75         --
AXA TACTICAL MANAGER 2000....  0.70%          B         $126.30         --
AXA TACTICAL MANAGER 2000....  0.90%          B         $106.58         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                          -------- --------------- ---------- -----------
AXA TACTICAL MANAGER 2000................................  0.90%          B         $125.70          1
AXA TACTICAL MANAGER 2000................................  0.95%          B         $125.56          2
AXA TACTICAL MANAGER 2000................................  1.10%          B         $106.01          1
AXA TACTICAL MANAGER 2000................................  1.20%          B         $105.72          7
AXA TACTICAL MANAGER 2000................................  1.20%          B         $124.82         --
AXA TACTICAL MANAGER 2000................................  1.25%          B         $124.67         --
AXA TACTICAL MANAGER 2000................................  1.34%          B         $124.41          5

AXA TACTICAL MANAGER INTERNATIONAL.......................  0.50%          B         $101.43         --
AXA TACTICAL MANAGER INTERNATIONAL.......................  0.70%          B         $107.84         --
AXA TACTICAL MANAGER INTERNATIONAL.......................  0.90%          B         $100.34         --
AXA TACTICAL MANAGER INTERNATIONAL.......................  0.90%          B         $107.33          1
AXA TACTICAL MANAGER INTERNATIONAL.......................  0.95%          B         $107.21          2
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.00%          B         $100.06         --
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.10%          B         $ 99.79          1
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.20%          B         $ 99.52         17
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.20%          B         $106.58         --
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.25%          B         $106.45          1
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.34%          B         $106.23         20

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  0.70%          B         $103.63         --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  0.90%          B         $103.50         --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  0.95%          B         $103.46          1
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.10%          B         $103.36          1
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.20%          B         $103.29          5
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.25%          B         $103.26          2
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.34%          B         $103.20          4

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.70%          A         $200.28          3
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.90%          A         $249.86         14
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.20%          A         $238.25         14
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.34%          A         $233.02      1,071
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.35%          A         $232.65          8
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.45%          A         $168.20          2
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.50%          B         $130.85          1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.70%          B         $215.14         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.90%          B         $176.70          4
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.95%          B         $208.02         62
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.00%          B         $225.47         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.10%          B         $203.86          7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.20%          B         $168.72        146
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.25%          B         $107.11         23
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.30%          B         $128.59          5

EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  0.50%          B         $107.84          2
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  0.70%          B         $106.47         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  0.90%          B         $105.13          2
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  0.95%          B         $104.79          7
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.00%          B         $104.46         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.10%          B         $103.80          3
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.20%          B         $103.13         16
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.25%          B         $ 86.07          6
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.30%          B         $ 97.83          1
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.34%          B         $102.21        111
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.45%          B         $101.50         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
EQ/BLACKROCK BASIC VALUE EQUITY..  0.50%          B         $157.69          2
EQ/BLACKROCK BASIC VALUE EQUITY..  0.70%          B         $195.71          9
EQ/BLACKROCK BASIC VALUE EQUITY..  0.80%          B         $183.22         --
EQ/BLACKROCK BASIC VALUE EQUITY..  0.90%          B         $185.71          6
EQ/BLACKROCK BASIC VALUE EQUITY..  0.90%          B         $190.08         67
EQ/BLACKROCK BASIC VALUE EQUITY..  0.95%          B         $157.65        110
EQ/BLACKROCK BASIC VALUE EQUITY..  1.00%          B         $187.33          1
EQ/BLACKROCK BASIC VALUE EQUITY..  1.10%          B         $184.61         33
EQ/BLACKROCK BASIC VALUE EQUITY..  1.20%          B         $180.54        394
EQ/BLACKROCK BASIC VALUE EQUITY..  1.20%          B         $181.92         57
EQ/BLACKROCK BASIC VALUE EQUITY..  1.25%          B         $ 87.99        159
EQ/BLACKROCK BASIC VALUE EQUITY..  1.30%          B         $ 99.71          7
EQ/BLACKROCK BASIC VALUE EQUITY..  1.34%          B         $230.79      1,386
EQ/BLACKROCK BASIC VALUE EQUITY..  1.35%          B         $177.96          7
EQ/BLACKROCK BASIC VALUE EQUITY..  1.45%          B         $174.05          1

EQ/BOSTON ADVISORS EQUITY INCOME.  0.50%          B         $134.67          2
EQ/BOSTON ADVISORS EQUITY INCOME.  0.70%          B         $132.46          1
EQ/BOSTON ADVISORS EQUITY INCOME.  0.90%          B         $130.28         17
EQ/BOSTON ADVISORS EQUITY INCOME.  0.95%          B         $129.75         29
EQ/BOSTON ADVISORS EQUITY INCOME.  1.00%          B         $129.21         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.10%          B         $128.14          7
EQ/BOSTON ADVISORS EQUITY INCOME.  1.20%          B         $127.07         97
EQ/BOSTON ADVISORS EQUITY INCOME.  1.25%          B         $ 91.08         16
EQ/BOSTON ADVISORS EQUITY INCOME.  1.30%          B         $102.73          7
EQ/BOSTON ADVISORS EQUITY INCOME.  1.34%          B         $125.60        388
EQ/BOSTON ADVISORS EQUITY INCOME.  1.35%          B         $125.50         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.45%          B         $124.45         --

EQ/CALVERT SOCIALLY RESPONSIBLE..  0.40%          B         $101.42          2
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.50%          B         $ 87.40          1
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.70%          B         $ 96.29          2
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.90%          B         $ 93.73          5
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.95%          B         $119.36          4
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.00%          B         $ 92.47         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.10%          B         $ 91.23          2
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.20%          B         $ 90.00         37
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.25%          B         $ 90.11          4
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.30%          B         $ 99.20          1
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.34%          B         $ 88.31        243
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.35%          B         $ 88.19         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.45%          B         $112.76         --

EQ/CAPITAL GUARDIAN RESEARCH.....  0.70%          B         $150.90          2
EQ/CAPITAL GUARDIAN RESEARCH.....  0.90%          B         $146.89         14
EQ/CAPITAL GUARDIAN RESEARCH.....  0.95%          B         $145.90         45
EQ/CAPITAL GUARDIAN RESEARCH.....  1.10%          B         $142.98          4
EQ/CAPITAL GUARDIAN RESEARCH.....  1.20%          B         $141.05        184
EQ/CAPITAL GUARDIAN RESEARCH.....  1.25%          B         $ 98.92         82
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          B         $107.94          2
EQ/CAPITAL GUARDIAN RESEARCH.....  1.34%          B         $138.41        884
EQ/CAPITAL GUARDIAN RESEARCH.....  1.35%          B         $138.22          2
EQ/CAPITAL GUARDIAN RESEARCH.....  1.45%          B         $136.36          1

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                  UNITS
                           CONTRACT                            OUTSTANDING
                           CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                           -------- --------------- ---------- -----------
EQ/COMMON STOCK INDEX.....  0.70%          A         $155.49         24
EQ/COMMON STOCK INDEX***..  0.74%          A         $496.20         60
EQ/COMMON STOCK INDEX***..  0.74%          A         $537.49         22
EQ/COMMON STOCK INDEX.....  0.90%          A         $218.60         52
EQ/COMMON STOCK INDEX.....  1.20%          A         $178.12         31
EQ/COMMON STOCK INDEX.....  1.35%          A         $272.50      1,190
EQ/COMMON STOCK INDEX.....  1.35%          A         $284.72         25
EQ/COMMON STOCK INDEX***..  1.40%          A         $354.66      4,157
EQ/COMMON STOCK INDEX.....  1.45%          A         $109.28         18
EQ/COMMON STOCK INDEX.....  0.40%          B         $101.97         10
EQ/COMMON STOCK INDEX.....  0.50%          B         $ 99.55         --
EQ/COMMON STOCK INDEX.....  0.80%          B         $199.59         --
EQ/COMMON STOCK INDEX.....  0.90%          B         $104.47         18
EQ/COMMON STOCK INDEX.....  0.90%          B         $116.92         11
EQ/COMMON STOCK INDEX.....  0.95%          B         $ 99.08        211
EQ/COMMON STOCK INDEX.....  1.00%          B         $170.34         --
EQ/COMMON STOCK INDEX.....  1.10%          B         $ 97.10         14
EQ/COMMON STOCK INDEX.....  1.20%          B         $109.61        548
EQ/COMMON STOCK INDEX.....  1.25%          B         $ 86.68         66
EQ/COMMON STOCK INDEX.....  1.30%          B         $ 96.68         17

EQ/CORE BOND INDEX........  0.40%          B         $101.06          7
EQ/CORE BOND INDEX........  0.50%          B         $129.64          2
EQ/CORE BOND INDEX........  0.70%          B         $126.78          3
EQ/CORE BOND INDEX........  0.90%          B         $123.99         22
EQ/CORE BOND INDEX........  0.95%          B         $123.30        114
EQ/CORE BOND INDEX........  1.00%          B         $122.61         --
EQ/CORE BOND INDEX........  1.10%          B         $121.25         16
EQ/CORE BOND INDEX........  1.20%          B         $119.89        121
EQ/CORE BOND INDEX........  1.25%          B         $102.61         48
EQ/CORE BOND INDEX........  1.30%          B         $102.68          5
EQ/CORE BOND INDEX........  1.34%          B         $118.03        684
EQ/CORE BOND INDEX........  1.35%          B         $117.89         --
EQ/CORE BOND INDEX........  1.45%          B         $116.57         --

EQ/DAVIS NEW YORK VENTURE.  0.50%          B         $ 91.42         --
EQ/DAVIS NEW YORK VENTURE.  0.70%          B         $ 90.39         --
EQ/DAVIS NEW YORK VENTURE.  0.90%          B         $ 89.37          6
EQ/DAVIS NEW YORK VENTURE.  0.90%          B         $102.67         --
EQ/DAVIS NEW YORK VENTURE.  0.95%          B         $ 89.12         18
EQ/DAVIS NEW YORK VENTURE.  1.10%          B         $ 96.49         12
EQ/DAVIS NEW YORK VENTURE.  1.20%          B         $ 87.86         70
EQ/DAVIS NEW YORK VENTURE.  1.25%          B         $ 86.66         13
EQ/DAVIS NEW YORK VENTURE.  1.30%          B         $ 87.52          1
EQ/DAVIS NEW YORK VENTURE.  1.34%          B         $ 87.16        181
EQ/DAVIS NEW YORK VENTURE.  1.34%          B         $ 99.83         --
EQ/DAVIS NEW YORK VENTURE.  1.35%          B         $ 99.76         --
EQ/DAVIS NEW YORK VENTURE.  1.45%          B         $ 86.61         --

EQ/EQUITY 500 INDEX.......  0.70%          A         $170.53         21
EQ/EQUITY 500 INDEX.......  0.90%          A         $240.04         61
EQ/EQUITY 500 INDEX.......  1.20%          A         $196.00         59
EQ/EQUITY 500 INDEX.......  1.34%          A         $321.22      2,120
EQ/EQUITY 500 INDEX.......  1.35%          A         $320.61         14

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                   -------- --------------- ---------- -----------
EQ/EQUITY 500 INDEX...............  1.45%          A         $120.89          7
EQ/EQUITY 500 INDEX...............  0.40%          B         $101.23         38
EQ/EQUITY 500 INDEX...............  0.50%          B         $111.07         --
EQ/EQUITY 500 INDEX...............  0.90%          B         $128.81         15
EQ/EQUITY 500 INDEX...............  0.95%          B         $108.14        134
EQ/EQUITY 500 INDEX...............  1.00%          B         $163.65          1
EQ/EQUITY 500 INDEX...............  1.10%          B         $105.97         35
EQ/EQUITY 500 INDEX...............  1.20%          B         $121.24        597
EQ/EQUITY 500 INDEX...............  1.25%          B         $ 94.18        157
EQ/EQUITY 500 INDEX...............  1.30%          B         $105.59          9

EQ/EQUITY GROWTH PLUS.............  0.50%          B         $167.46          1
EQ/EQUITY GROWTH PLUS.............  0.70%          B         $163.71          6
EQ/EQUITY GROWTH PLUS.............  0.90%          B         $160.04         48
EQ/EQUITY GROWTH PLUS.............  0.95%          B         $159.14        106
EQ/EQUITY GROWTH PLUS.............  1.00%          B         $158.24         --
EQ/EQUITY GROWTH PLUS.............  1.10%          B         $156.45         13
EQ/EQUITY GROWTH PLUS.............  1.20%          B         $154.68        187
EQ/EQUITY GROWTH PLUS.............  1.25%          B         $ 95.66         19
EQ/EQUITY GROWTH PLUS.............  1.30%          B         $104.48          7
EQ/EQUITY GROWTH PLUS.............  1.34%          B         $152.23      1,711
EQ/EQUITY GROWTH PLUS.............  1.35%          B         $152.06          1
EQ/EQUITY GROWTH PLUS.............  1.45%          B         $150.33          1

EQ/FRANKLIN CORE BALANCED.........  0.40%          B         $102.12         --
EQ/FRANKLIN CORE BALANCED.........  0.50%          B         $114.20          4
EQ/FRANKLIN CORE BALANCED.........  0.70%          B         $112.76          2
EQ/FRANKLIN CORE BALANCED.........  0.90%          B         $111.34         11
EQ/FRANKLIN CORE BALANCED.........  0.95%          B         $110.98         43
EQ/FRANKLIN CORE BALANCED.........  1.00%          B         $110.63         --
EQ/FRANKLIN CORE BALANCED.........  1.10%          B         $109.93         11
EQ/FRANKLIN CORE BALANCED.........  1.20%          B         $109.23         78
EQ/FRANKLIN CORE BALANCED.........  1.25%          B         $100.25         21
EQ/FRANKLIN CORE BALANCED.........  1.30%          B         $106.92         10
EQ/FRANKLIN CORE BALANCED.........  1.34%          B         $108.25        489
EQ/FRANKLIN CORE BALANCED.........  1.45%          B         $107.49         --

EQ/FRANKLIN TEMPLETON ALLOCATION..  0.50%          B         $ 91.54          4
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.70%          B         $ 90.51         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.90%          B         $ 89.49         10
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.95%          B         $ 89.24         33
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.00%          B         $172.15         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.10%          B         $ 99.47         14
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.20%          B         $ 87.98         93
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.25%          B         $ 86.95         14
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          B         $ 87.64         16
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.34%          B         $ 87.28        405

EQ/GAMCO MERGERS AND ACQUISITIONS.  0.50%          B         $139.10         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.70%          B         $136.97         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.90%          B         $134.87          5
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.95%          B         $134.35         17
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.10%          B         $132.80          5
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.20%          B         $131.77         15

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                    -------- --------------- ---------- -----------
EQ/GAMCO MERGERS AND ACQUISITIONS..  1.25%          B         $105.52          9
EQ/GAMCO MERGERS AND ACQUISITIONS..  1.30%          B         $115.01          2
EQ/GAMCO MERGERS AND ACQUISITIONS..  1.34%          B         $130.29          2
EQ/GAMCO MERGERS AND ACQUISITIONS..  1.34%          B         $130.35         95
EQ/GAMCO MERGERS AND ACQUISITIONS..  1.45%          B         $129.24         --

EQ/GAMCO SMALL COMPANY VALUE.......  0.40%          B         $107.99         --
EQ/GAMCO SMALL COMPANY VALUE.......  0.50%          B         $218.50          2
EQ/GAMCO SMALL COMPANY VALUE.......  0.70%          B         $214.91          7
EQ/GAMCO SMALL COMPANY VALUE.......  0.80%          B         $251.66         --
EQ/GAMCO SMALL COMPANY VALUE.......  0.90%          B         $211.38         67
EQ/GAMCO SMALL COMPANY VALUE.......  0.95%          B         $210.50         70
EQ/GAMCO SMALL COMPANY VALUE.......  1.00%          B         $209.63          2
EQ/GAMCO SMALL COMPANY VALUE.......  1.10%          B         $207.90         35
EQ/GAMCO SMALL COMPANY VALUE.......  1.20%          B         $206.17        427
EQ/GAMCO SMALL COMPANY VALUE.......  1.25%          B         $131.34        144
EQ/GAMCO SMALL COMPANY VALUE.......  1.30%          B         $155.40         11
EQ/GAMCO SMALL COMPANY VALUE.......  1.34%          B         $203.78      1,517
EQ/GAMCO SMALL COMPANY VALUE.......  1.35%          B         $203.61          2
EQ/GAMCO SMALL COMPANY VALUE.......  1.45%          B         $201.92          1

EQ/GLOBAL BOND PLUS................  0.50%          B         $133.27          1
EQ/GLOBAL BOND PLUS................  0.70%          B         $131.34          3
EQ/GLOBAL BOND PLUS................  0.90%          B         $129.44         23
EQ/GLOBAL BOND PLUS................  0.95%          B         $128.97         69
EQ/GLOBAL BOND PLUS................  1.00%          B         $128.50         --
EQ/GLOBAL BOND PLUS................  1.10%          B         $127.56         33
EQ/GLOBAL BOND PLUS................  1.20%          B         $126.63         99
EQ/GLOBAL BOND PLUS................  1.25%          B         $126.92         70
EQ/GLOBAL BOND PLUS................  1.30%          B         $128.64          3
EQ/GLOBAL BOND PLUS................  1.34%          B         $125.34        383
EQ/GLOBAL BOND PLUS................  1.35%          B         $125.24         --
EQ/GLOBAL BOND PLUS................  1.45%          B         $124.33         --

EQ/GLOBAL MULTI-SECTOR EQUITY......  0.50%          B         $244.94          1
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.70%          B         $183.22         --
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.70%          B         $299.45          6
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.80%          B         $185.19         --
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.90%          B         $290.84         32
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.90%          B         $344.97          2
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.95%          B         $254.59         66
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.00%          B         $286.63         --
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.10%          B         $282.46         13
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.20%          B         $262.85        165
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.20%          B         $278.34         47
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.25%          B         $ 79.45        117
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.30%          B         $108.76          5
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.34%          B         $180.80      1,522
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.34%          B         $292.43         23
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.35%          B         $272.29          4
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.45%          B         $253.40          1

EQ/INTERMEDIATE GOVERNMENT BOND....  0.70%          A         $167.79          2
EQ/INTERMEDIATE GOVERNMENT BOND***.  0.74%          A         $ 95.02         26

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                 -------- --------------- ---------- -----------
EQ/INTERMEDIATE GOVERNMENT BOND.  0.90%          A         $179.04          5
EQ/INTERMEDIATE GOVERNMENT BOND.  1.20%          A         $162.35          2
EQ/INTERMEDIATE GOVERNMENT BOND.  1.34%          A         $179.64        336
EQ/INTERMEDIATE GOVERNMENT BOND.  1.35%          A         $173.03          3
EQ/INTERMEDIATE GOVERNMENT BOND.  1.45%          A         $144.47         --
EQ/INTERMEDIATE GOVERNMENT BOND.  0.50%          B         $149.03         --
EQ/INTERMEDIATE GOVERNMENT BOND.  0.90%          B         $151.25          2
EQ/INTERMEDIATE GOVERNMENT BOND.  0.95%          B         $147.42         48
EQ/INTERMEDIATE GOVERNMENT BOND.  1.00%          B         $119.01         --
EQ/INTERMEDIATE GOVERNMENT BOND.  1.10%          B         $144.47         11
EQ/INTERMEDIATE GOVERNMENT BOND.  1.20%          B         $144.89         55
EQ/INTERMEDIATE GOVERNMENT BOND.  1.25%          B         $110.79         43
EQ/INTERMEDIATE GOVERNMENT BOND.  1.30%          B         $111.19          2

EQ/INTERNATIONAL CORE PLUS......  0.50%          B         $111.98         --
EQ/INTERNATIONAL CORE PLUS......  0.70%          B         $123.06          4
EQ/INTERNATIONAL CORE PLUS......  0.80%          B         $167.55         --
EQ/INTERNATIONAL CORE PLUS......  0.90%          B         $119.79         30
EQ/INTERNATIONAL CORE PLUS......  0.95%          B         $146.18         36
EQ/INTERNATIONAL CORE PLUS......  1.00%          B         $118.19         --
EQ/INTERNATIONAL CORE PLUS......  1.10%          B         $116.60         13
EQ/INTERNATIONAL CORE PLUS......  1.20%          B         $115.03        234
EQ/INTERNATIONAL CORE PLUS......  1.25%          B         $ 75.44         48
EQ/INTERNATIONAL CORE PLUS......  1.30%          B         $ 87.41          3
EQ/INTERNATIONAL CORE PLUS......  1.34%          B         $112.87        756
EQ/INTERNATIONAL CORE PLUS......  1.35%          B         $112.72          1
EQ/INTERNATIONAL CORE PLUS......  1.45%          B         $138.21         --

EQ/INTERNATIONAL EQUITY INDEX...  0.70%          A         $122.23         10
EQ/INTERNATIONAL EQUITY INDEX...  0.90%          A         $130.18         48
EQ/INTERNATIONAL EQUITY INDEX...  1.20%          A         $113.42         25
EQ/INTERNATIONAL EQUITY INDEX...  1.34%          A         $125.52      2,822
EQ/INTERNATIONAL EQUITY INDEX...  1.35%          A         $125.29         18
EQ/INTERNATIONAL EQUITY INDEX...  1.45%          A         $ 97.62          3
EQ/INTERNATIONAL EQUITY INDEX...  0.50%          B         $102.38          2
EQ/INTERNATIONAL EQUITY INDEX...  0.90%          B         $105.78         11
EQ/INTERNATIONAL EQUITY INDEX...  0.95%          B         $101.39        136
EQ/INTERNATIONAL EQUITY INDEX...  1.00%          B         $154.09         --
EQ/INTERNATIONAL EQUITY INDEX...  1.10%          B         $ 99.36         26
EQ/INTERNATIONAL EQUITY INDEX...  1.20%          B         $ 97.79        216
EQ/INTERNATIONAL EQUITY INDEX...  1.25%          B         $ 60.89         53
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          B         $ 73.56         12

EQ/INTERNATIONAL VALUE PLUS.....  0.40%          B         $109.45         38
EQ/INTERNATIONAL VALUE PLUS.....  0.50%          B         $110.24          1
EQ/INTERNATIONAL VALUE PLUS.....  0.70%          B         $133.40          5
EQ/INTERNATIONAL VALUE PLUS.....  0.90%          B         $129.86         46
EQ/INTERNATIONAL VALUE PLUS.....  0.95%          B         $128.98         84
EQ/INTERNATIONAL VALUE PLUS.....  1.00%          B         $128.12         --
EQ/INTERNATIONAL VALUE PLUS.....  1.10%          B         $126.40         12
EQ/INTERNATIONAL VALUE PLUS.....  1.20%          B         $124.70        127
EQ/INTERNATIONAL VALUE PLUS.....  1.25%          B         $ 71.69         31
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          B         $ 82.77          8
EQ/INTERNATIONAL VALUE PLUS.....  1.34%          B         $122.36      1,381

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                 -------- --------------- ---------- -----------
EQ/INTERNATIONAL VALUE PLUS.....  1.35%          B         $122.19          6
EQ/INTERNATIONAL VALUE PLUS.....  1.45%          B         $131.98          1

EQ/JPMORGAN VALUE OPPORTUNITIES.  0.40%          B         $104.59         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.50%          B         $127.02         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.70%          B         $125.53          1
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.90%          B         $120.58          1
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.90%          B         $121.92          7
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.95%          B         $112.50         12
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.00%          B         $120.15         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.10%          B         $118.41          4
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.20%          B         $115.45         27
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.20%          B         $116.68          9
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.25%          B         $ 83.28         11
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          B         $ 93.73          1
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.34%          B         $144.24        258
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.35%          B         $114.14          2
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.45%          B         $111.30          1

EQ/LARGE CAP CORE PLUS..........  0.70%          B         $107.25         --
EQ/LARGE CAP CORE PLUS..........  0.90%          B         $104.40          5
EQ/LARGE CAP CORE PLUS..........  0.95%          B         $103.70          7
EQ/LARGE CAP CORE PLUS..........  1.10%          B         $101.62          1
EQ/LARGE CAP CORE PLUS..........  1.20%          B         $100.25         21
EQ/LARGE CAP CORE PLUS..........  1.25%          B         $ 89.68          2
EQ/LARGE CAP CORE PLUS..........  1.34%          B         $ 98.37        100
EQ/LARGE CAP CORE PLUS..........  1.45%          B         $ 96.91         --

EQ/LARGE CAP GROWTH INDEX.......  0.50%          B         $ 86.48         --
EQ/LARGE CAP GROWTH INDEX.......  0.70%          B         $ 93.51          2
EQ/LARGE CAP GROWTH INDEX.......  0.90%          B         $ 91.03         23
EQ/LARGE CAP GROWTH INDEX.......  0.95%          B         $ 90.42         80
EQ/LARGE CAP GROWTH INDEX.......  1.00%          B         $ 89.81         --
EQ/LARGE CAP GROWTH INDEX.......  1.10%          B         $ 88.60         12
EQ/LARGE CAP GROWTH INDEX.......  1.20%          B         $ 87.41        181
EQ/LARGE CAP GROWTH INDEX.......  1.25%          B         $115.56         15
EQ/LARGE CAP GROWTH INDEX.......  1.30%          B         $128.47          1
EQ/LARGE CAP GROWTH INDEX.......  1.34%          B         $ 85.77      1,199
EQ/LARGE CAP GROWTH INDEX.......  1.35%          B         $ 85.65          2
EQ/LARGE CAP GROWTH INDEX.......  1.45%          B         $ 84.50          1

EQ/LARGE CAP GROWTH PLUS........  0.50%          B         $ 70.75         --
EQ/LARGE CAP GROWTH PLUS........  0.70%          B         $123.60          4
EQ/LARGE CAP GROWTH PLUS........  0.80%          B         $183.45         --
EQ/LARGE CAP GROWTH PLUS........  0.90%          B         $107.48          4
EQ/LARGE CAP GROWTH PLUS........  0.90%          B         $120.04         27
EQ/LARGE CAP GROWTH PLUS........  0.95%          B         $101.21         63
EQ/LARGE CAP GROWTH PLUS........  1.00%          B         $118.30         --
EQ/LARGE CAP GROWTH PLUS........  1.10%          B         $116.58         14
EQ/LARGE CAP GROWTH PLUS........  1.20%          B         $110.32        148
EQ/LARGE CAP GROWTH PLUS........  1.20%          B         $114.88         10
EQ/LARGE CAP GROWTH PLUS........  1.25%          B         $101.12          6
EQ/LARGE CAP GROWTH PLUS........  1.30%          B         $116.32          3
EQ/LARGE CAP GROWTH PLUS........  1.34%          B         $168.24      1,181

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                               -------- --------------- ---------- -----------
EQ/LARGE CAP GROWTH PLUS......  1.35%          B         $112.38          8
EQ/LARGE CAP GROWTH PLUS......  1.45%          B         $106.36          5

EQ/LARGE CAP VALUE INDEX......  0.50%          B         $ 71.09         --
EQ/LARGE CAP VALUE INDEX......  0.70%          B         $ 70.06          1
EQ/LARGE CAP VALUE INDEX......  0.90%          B         $ 69.05         20
EQ/LARGE CAP VALUE INDEX......  0.95%          B         $ 68.79         27
EQ/LARGE CAP VALUE INDEX......  1.00%          B         $ 68.54         --
EQ/LARGE CAP VALUE INDEX......  1.10%          B         $ 68.04         12
EQ/LARGE CAP VALUE INDEX......  1.20%          B         $ 67.55         75
EQ/LARGE CAP VALUE INDEX......  1.25%          B         $ 56.74         30
EQ/LARGE CAP VALUE INDEX......  1.30%          B         $ 62.24          2
EQ/LARGE CAP VALUE INDEX......  1.34%          B         $ 66.86        436
EQ/LARGE CAP VALUE INDEX......  1.35%          B         $ 66.81         --
EQ/LARGE CAP VALUE INDEX......  1.45%          B         $ 66.32         --

EQ/LARGE CAP VALUE PLUS.......  0.70%          A         $117.14         10
EQ/LARGE CAP VALUE PLUS.......  0.90%          A         $114.03         59
EQ/LARGE CAP VALUE PLUS.......  1.20%          A         $109.50         62
EQ/LARGE CAP VALUE PLUS.......  1.34%          A         $107.44      5,681
EQ/LARGE CAP VALUE PLUS.......  1.35%          A         $107.30         20
EQ/LARGE CAP VALUE PLUS.......  1.45%          A         $113.23          6
EQ/LARGE CAP VALUE PLUS.......  0.40%          B         $103.13         26
EQ/LARGE CAP VALUE PLUS.......  0.50%          B         $128.01          2
EQ/LARGE CAP VALUE PLUS.......  0.80%          B         $183.84         --
EQ/LARGE CAP VALUE PLUS.......  0.90%          B         $112.55         15
EQ/LARGE CAP VALUE PLUS.......  0.95%          B         $118.56        202
EQ/LARGE CAP VALUE PLUS.......  1.00%          B         $112.50         --
EQ/LARGE CAP VALUE PLUS.......  1.10%          B         $109.55          6
EQ/LARGE CAP VALUE PLUS.......  1.10%          B         $110.99         --
EQ/LARGE CAP VALUE PLUS.......  1.20%          B         $108.08        449
EQ/LARGE CAP VALUE PLUS.......  1.25%          B         $ 70.56         18
EQ/LARGE CAP VALUE PLUS.......  1.30%          B         $ 77.76         11

EQ/LORD ABBETT LARGE CAP CORE.  0.50%          B         $133.30         --
EQ/LORD ABBETT LARGE CAP CORE.  0.70%          B         $131.26         --
EQ/LORD ABBETT LARGE CAP CORE.  0.90%          B         $129.25         10
EQ/LORD ABBETT LARGE CAP CORE.  0.95%          B         $128.75         13
EQ/LORD ABBETT LARGE CAP CORE.  1.00%          B         $128.25         --
EQ/LORD ABBETT LARGE CAP CORE.  1.10%          B         $127.26         10
EQ/LORD ABBETT LARGE CAP CORE.  1.20%          B         $126.28         63
EQ/LORD ABBETT LARGE CAP CORE.  1.25%          B         $ 99.11         23
EQ/LORD ABBETT LARGE CAP CORE.  1.30%          B         $109.52          1
EQ/LORD ABBETT LARGE CAP CORE.  1.34%          B         $124.91        198
EQ/LORD ABBETT LARGE CAP CORE.  1.34%          B         $126.28         --
EQ/LORD ABBETT LARGE CAP CORE.  1.35%          B         $124.81         --
EQ/LORD ABBETT LARGE CAP CORE.  1.45%          B         $123.85         --

EQ/MFS INTERNATIONAL GROWTH...  0.40%          B         $108.44         --
EQ/MFS INTERNATIONAL GROWTH...  0.50%          B         $164.13         --
EQ/MFS INTERNATIONAL GROWTH...  0.70%          B         $161.62          3
EQ/MFS INTERNATIONAL GROWTH...  0.80%          B         $193.60         --
EQ/MFS INTERNATIONAL GROWTH...  0.90%          B         $159.14         34
EQ/MFS INTERNATIONAL GROWTH...  0.95%          B         $158.53         24
EQ/MFS INTERNATIONAL GROWTH...  1.00%          B         $157.92          1

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                             -------- --------------- ---------- -----------
EQ/MFS INTERNATIONAL GROWTH.  1.10%          B         $156.70         11
EQ/MFS INTERNATIONAL GROWTH.  1.20%          B         $155.48         71
EQ/MFS INTERNATIONAL GROWTH.  1.25%          B         $ 96.02         25
EQ/MFS INTERNATIONAL GROWTH.  1.30%          B         $114.54          2
EQ/MFS INTERNATIONAL GROWTH.  1.34%          B         $153.74         15
EQ/MFS INTERNATIONAL GROWTH.  1.34%          B         $153.80        343
EQ/MFS INTERNATIONAL GROWTH.  1.35%          B         $153.68         --
EQ/MFS INTERNATIONAL GROWTH.  1.45%          B         $152.49         --

EQ/MID CAP INDEX............  0.40%          B         $105.09         41
EQ/MID CAP INDEX............  0.50%          B         $144.65          1
EQ/MID CAP INDEX............  0.70%          B         $137.85          7
EQ/MID CAP INDEX............  0.80%          B         $224.39         --
EQ/MID CAP INDEX............  0.90%          B         $134.47         57
EQ/MID CAP INDEX............  0.95%          B         $133.63         93
EQ/MID CAP INDEX............  1.00%          B         $132.81         --
EQ/MID CAP INDEX............  1.10%          B         $131.16         27
EQ/MID CAP INDEX............  1.20%          B         $129.53        364
EQ/MID CAP INDEX............  1.25%          B         $ 88.82        110
EQ/MID CAP INDEX............  1.30%          B         $103.86          5
EQ/MID CAP INDEX............  1.34%          B         $127.28      1,961
EQ/MID CAP INDEX............  1.35%          B         $127.12          1
EQ/MID CAP INDEX............  1.45%          B         $125.54         --

EQ/MID CAP VALUE PLUS.......  0.50%          B         $189.37          2
EQ/MID CAP VALUE PLUS.......  0.70%          B         $149.90          6
EQ/MID CAP VALUE PLUS.......  0.90%          B         $145.59         35
EQ/MID CAP VALUE PLUS.......  0.90%          B         $180.17          6
EQ/MID CAP VALUE PLUS.......  0.95%          B         $182.70        100
EQ/MID CAP VALUE PLUS.......  1.00%          B         $143.48         --
EQ/MID CAP VALUE PLUS.......  1.10%          B         $141.40         11
EQ/MID CAP VALUE PLUS.......  1.20%          B         $138.90        247
EQ/MID CAP VALUE PLUS.......  1.20%          B         $139.33         25
EQ/MID CAP VALUE PLUS.......  1.25%          B         $ 88.97         25
EQ/MID CAP VALUE PLUS.......  1.30%          B         $101.94          9
EQ/MID CAP VALUE PLUS.......  1.34%          B         $172.23      2,072
EQ/MID CAP VALUE PLUS.......  1.35%          B         $136.30          8
EQ/MID CAP VALUE PLUS.......  1.45%          B         $133.91          1

EQ/MONEY MARKET^............  0.00%          A         $  1.00        391
EQ/MONEY MARKET.............  0.70%          A         $132.95          1
EQ/MONEY MARKET.............  0.74%          A         $ 46.76         29
EQ/MONEY MARKET.............  0.90%          A         $138.36         26
EQ/MONEY MARKET.............  1.20%          A         $127.87          1
EQ/MONEY MARKET.............  1.35%          A         $138.30        111
EQ/MONEY MARKET.............  1.35%          A         $138.97         18
EQ/MONEY MARKET.............  1.40%          A         $ 35.06      1,041
EQ/MONEY MARKET.............  1.45%          A         $115.36         --
EQ/MONEY MARKET^............  0.00%          B         $  1.00        338
EQ/MONEY MARKET^............  0.40%          B         $  1.00          8
EQ/MONEY MARKET.............  0.40%          B         $ 99.85          3
EQ/MONEY MARKET.............  0.50%          B         $116.29         --
EQ/MONEY MARKET.............  0.90%          B         $109.88         --
EQ/MONEY MARKET.............  0.90%          B         $121.47          1

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
EQ/MONEY MARKET..................  0.95%          B         $115.76        139
EQ/MONEY MARKET..................  1.10%          B         $113.44         27
EQ/MONEY MARKET^.................  1.20%          B         $  1.00      1,722
EQ/MONEY MARKET..................  1.20%          B         $116.13         42
EQ/MONEY MARKET..................  1.25%          B         $ 97.37         73
EQ/MONEY MARKET..................  1.30%          B         $ 99.51          8

EQ/MONTAG & CALDWELL GROWTH......  0.40%          B         $ 99.99         --
EQ/MONTAG & CALDWELL GROWTH......  0.50%          B         $151.11         --
EQ/MONTAG & CALDWELL GROWTH......  0.70%          B         $148.63          1
EQ/MONTAG & CALDWELL GROWTH......  0.80%          B         $175.19         --
EQ/MONTAG & CALDWELL GROWTH......  0.90%          B         $146.18          8
EQ/MONTAG & CALDWELL GROWTH......  0.95%          B         $145.58         16
EQ/MONTAG & CALDWELL GROWTH......  1.00%          B         $144.98         --
EQ/MONTAG & CALDWELL GROWTH......  1.10%          B         $143.78          7
EQ/MONTAG & CALDWELL GROWTH......  1.20%          B         $142.58         34
EQ/MONTAG & CALDWELL GROWTH......  1.25%          B         $112.64         18
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B         $124.19          2
EQ/MONTAG & CALDWELL GROWTH......  1.34%          B         $140.93        190
EQ/MONTAG & CALDWELL GROWTH......  1.35%          B         $140.81          1
EQ/MONTAG & CALDWELL GROWTH......  1.45%          B         $139.64         --

EQ/MORGAN STANLEY MID CAP GROWTH.  0.40%          B         $102.88         --
EQ/MORGAN STANLEY MID CAP GROWTH.  0.50%          B         $176.56          1
EQ/MORGAN STANLEY MID CAP GROWTH.  0.70%          B         $173.86          3
EQ/MORGAN STANLEY MID CAP GROWTH.  0.80%          B         $217.37         --
EQ/MORGAN STANLEY MID CAP GROWTH.  0.90%          B         $171.19         60
EQ/MORGAN STANLEY MID CAP GROWTH.  0.95%          B         $170.53         36
EQ/MORGAN STANLEY MID CAP GROWTH.  1.00%          B         $169.87          1
EQ/MORGAN STANLEY MID CAP GROWTH.  1.10%          B         $168.56         26
EQ/MORGAN STANLEY MID CAP GROWTH.  1.20%          B         $167.26        283
EQ/MORGAN STANLEY MID CAP GROWTH.  1.25%          B         $109.07        111
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          B         $129.14          5
EQ/MORGAN STANLEY MID CAP GROWTH.  1.34%          B         $165.45        807
EQ/MORGAN STANLEY MID CAP GROWTH.  1.35%          B         $165.32          1
EQ/MORGAN STANLEY MID CAP GROWTH.  1.45%          B         $164.04         --

EQ/MUTUAL LARGE CAP EQUITY.......  0.50%          B         $100.20         --
EQ/MUTUAL LARGE CAP EQUITY.......  0.70%          B         $ 98.93         --
EQ/MUTUAL LARGE CAP EQUITY.......  0.90%          B         $ 97.68          6
EQ/MUTUAL LARGE CAP EQUITY.......  0.95%          B         $ 97.37         11
EQ/MUTUAL LARGE CAP EQUITY.......  1.00%          B         $ 97.06         --
EQ/MUTUAL LARGE CAP EQUITY.......  1.10%          B         $ 96.45          2
EQ/MUTUAL LARGE CAP EQUITY.......  1.20%          B         $ 95.83         36
EQ/MUTUAL LARGE CAP EQUITY.......  1.25%          B         $ 81.98          5
EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          B         $ 92.22          9
EQ/MUTUAL LARGE CAP EQUITY.......  1.34%          B         $ 94.98        208
EQ/MUTUAL LARGE CAP EQUITY.......  1.45%          B         $ 94.31         --

EQ/OPPENHEIMER GLOBAL............  0.50%          B         $118.74          1
EQ/OPPENHEIMER GLOBAL............  0.70%          B         $117.24          3
EQ/OPPENHEIMER GLOBAL............  0.90%          B         $115.76          9
EQ/OPPENHEIMER GLOBAL............  0.95%          B         $115.39         23
EQ/OPPENHEIMER GLOBAL............  1.00%          B         $115.02         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                               -------- --------------- ---------- -----------
EQ/OPPENHEIMER GLOBAL.........  1.10%          B         $114.29        17
EQ/OPPENHEIMER GLOBAL.........  1.20%          B         $113.56       110
EQ/OPPENHEIMER GLOBAL.........  1.25%          B         $ 93.30        30
EQ/OPPENHEIMER GLOBAL.........  1.30%          B         $106.99         2
EQ/OPPENHEIMER GLOBAL.........  1.34%          B         $112.55       360
EQ/OPPENHEIMER GLOBAL.........  1.45%          B         $111.76        --

EQ/PIMCO ULTRA SHORT BOND.....  1.10%          A         $ 99.61         2
EQ/PIMCO ULTRA SHORT BOND.....  0.50%          B         $114.29         1
EQ/PIMCO ULTRA SHORT BOND.....  0.70%          B         $112.53         6
EQ/PIMCO ULTRA SHORT BOND.....  0.80%          B         $106.31        --
EQ/PIMCO ULTRA SHORT BOND.....  0.90%          B         $110.81        28
EQ/PIMCO ULTRA SHORT BOND.....  0.95%          B         $110.38       130
EQ/PIMCO ULTRA SHORT BOND.....  1.00%          B         $109.96        --
EQ/PIMCO ULTRA SHORT BOND.....  1.10%          B         $109.11        54
EQ/PIMCO ULTRA SHORT BOND.....  1.20%          B         $108.26       152
EQ/PIMCO ULTRA SHORT BOND.....  1.25%          B         $109.24        84
EQ/PIMCO ULTRA SHORT BOND.....  1.30%          B         $108.56         3
EQ/PIMCO ULTRA SHORT BOND.....  1.34%          B         $107.09       608
EQ/PIMCO ULTRA SHORT BOND.....  1.35%          B         $107.01        --
EQ/PIMCO ULTRA SHORT BOND.....  1.45%          B         $106.18        --

EQ/QUALITY BOND PLUS..........  0.70%          A         $169.08         1
EQ/QUALITY BOND PLUS..........  0.90%          A         $186.20        10
EQ/QUALITY BOND PLUS..........  1.20%          A         $164.93         3
EQ/QUALITY BOND PLUS..........  1.34%          A         $182.86       508
EQ/QUALITY BOND PLUS..........  1.35%          A         $192.64         4
EQ/QUALITY BOND PLUS..........  1.45%          A         $143.42        --
EQ/QUALITY BOND PLUS..........  0.50%          B         $149.02         1
EQ/QUALITY BOND PLUS..........  0.90%          B         $150.23         4
EQ/QUALITY BOND PLUS..........  0.95%          B         $147.68        71
EQ/QUALITY BOND PLUS..........  1.00%          B         $119.30        --
EQ/QUALITY BOND PLUS..........  1.10%          B         $144.72        13
EQ/QUALITY BOND PLUS..........  1.20%          B         $144.05        88
EQ/QUALITY BOND PLUS..........  1.25%          B         $106.39        27
EQ/QUALITY BOND PLUS..........  1.30%          B         $106.49         3

EQ/SMALL COMPANY INDEX........  0.40%          B         $104.81        41
EQ/SMALL COMPANY INDEX........  0.50%          B         $187.63        --
EQ/SMALL COMPANY INDEX........  0.70%          B         $183.49         4
EQ/SMALL COMPANY INDEX........  0.90%          B         $179.44        26
EQ/SMALL COMPANY INDEX........  0.95%          B         $178.44        32
EQ/SMALL COMPANY INDEX........  1.00%          B         $177.45        --
EQ/SMALL COMPANY INDEX........  1.10%          B         $175.48        12
EQ/SMALL COMPANY INDEX........  1.20%          B         $173.52       166
EQ/SMALL COMPANY INDEX........  1.25%          B         $ 98.42        65
EQ/SMALL COMPANY INDEX........  1.30%          B         $108.37         4
EQ/SMALL COMPANY INDEX........  1.34%          B         $170.81       804
EQ/SMALL COMPANY INDEX........  1.35%          B         $170.62         1
EQ/SMALL COMPANY INDEX........  1.45%          B         $168.71        --

EQ/T. ROWE PRICE GROWTH STOCK.  0.40%          B         $101.45        21
EQ/T. ROWE PRICE GROWTH STOCK.  0.50%          B         $128.20        --
EQ/T. ROWE PRICE GROWTH STOCK.  0.70%          B         $126.10         4

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                               -------- --------------- ---------- -----------
EQ/T. ROWE PRICE GROWTH STOCK.  0.80%          B         $196.63         --
EQ/T. ROWE PRICE GROWTH STOCK.  0.90%          B         $124.02         62
EQ/T. ROWE PRICE GROWTH STOCK.  0.95%          B         $123.51         50
EQ/T. ROWE PRICE GROWTH STOCK.  1.00%          B         $123.00          1
EQ/T. ROWE PRICE GROWTH STOCK.  1.10%          B         $121.98         23
EQ/T. ROWE PRICE GROWTH STOCK.  1.20%          B         $120.97        402
EQ/T. ROWE PRICE GROWTH STOCK.  1.25%          B         $102.62        126
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          B         $111.03          4
EQ/T. ROWE PRICE GROWTH STOCK.  1.34%          B         $119.57      1,029
EQ/T. ROWE PRICE GROWTH STOCK.  1.35%          B         $119.47          2
EQ/T. ROWE PRICE GROWTH STOCK.  1.45%          B         $118.48         --

EQ/TEMPLETON GLOBAL EQUITY....  0.50%          B         $ 97.17          1
EQ/TEMPLETON GLOBAL EQUITY....  0.70%          B         $ 95.94          1
EQ/TEMPLETON GLOBAL EQUITY....  0.90%          B         $ 94.73          8
EQ/TEMPLETON GLOBAL EQUITY....  0.95%          B         $ 94.43         15
EQ/TEMPLETON GLOBAL EQUITY....  1.00%          B         $ 94.13         --
EQ/TEMPLETON GLOBAL EQUITY....  1.10%          B         $ 93.53          6
EQ/TEMPLETON GLOBAL EQUITY....  1.20%          B         $ 92.93         87
EQ/TEMPLETON GLOBAL EQUITY....  1.25%          B         $ 79.93         12
EQ/TEMPLETON GLOBAL EQUITY....  1.30%          B         $ 89.50          9
EQ/TEMPLETON GLOBAL EQUITY....  1.34%          B         $ 92.10        240
EQ/TEMPLETON GLOBAL EQUITY....  1.45%          B         $ 91.46         --

EQ/UBS GROWTH & INCOME........  0.50%          B         $130.37         --
EQ/UBS GROWTH & INCOME........  0.70%          B         $128.23         --
EQ/UBS GROWTH & INCOME........  0.90%          B         $126.12          2
EQ/UBS GROWTH & INCOME........  0.95%          B         $125.60          9
EQ/UBS GROWTH & INCOME........  1.10%          B         $124.04          2
EQ/UBS GROWTH & INCOME........  1.20%          B         $123.01         28
EQ/UBS GROWTH & INCOME........  1.25%          B         $ 85.69         15
EQ/UBS GROWTH & INCOME........  1.30%          B         $ 94.85          2
EQ/UBS GROWTH & INCOME........  1.34%          B         $121.59        103
EQ/UBS GROWTH & INCOME........  1.45%          B         $120.48         --

EQ/VAN KAMPEN COMSTOCK........  0.50%          B         $123.90         --
EQ/VAN KAMPEN COMSTOCK........  0.70%          B         $122.00         --
EQ/VAN KAMPEN COMSTOCK........  0.90%          B         $120.13          5
EQ/VAN KAMPEN COMSTOCK........  0.95%          B         $119.67         17
EQ/VAN KAMPEN COMSTOCK........  1.00%          B         $119.21         --
EQ/VAN KAMPEN COMSTOCK........  1.10%          B         $118.28          4
EQ/VAN KAMPEN COMSTOCK........  1.20%          B         $117.37         16
EQ/VAN KAMPEN COMSTOCK........  1.25%          B         $ 92.01          6
EQ/VAN KAMPEN COMSTOCK........  1.30%          B         $100.52          1
EQ/VAN KAMPEN COMSTOCK........  1.34%          B         $116.10        180
EQ/VAN KAMPEN COMSTOCK........  1.35%          B         $116.01         --
EQ/VAN KAMPEN COMSTOCK........  1.45%          B         $115.11         --

EQ/WELLS FARGO OMEGA GROWTH...  0.50%          B         $131.92         --
EQ/WELLS FARGO OMEGA GROWTH...  0.70%          B         $132.88          6
EQ/WELLS FARGO OMEGA GROWTH...  0.90%          B         $129.35         20
EQ/WELLS FARGO OMEGA GROWTH...  0.95%          B         $128.48         61
EQ/WELLS FARGO OMEGA GROWTH...  1.10%          B         $125.90         24
EQ/WELLS FARGO OMEGA GROWTH...  1.20%          B         $124.21        120

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                         -------- --------------- ---------- -----------
EQ/WELLS FARGO OMEGA GROWTH.............  1.25%          B         $125.95        58
EQ/WELLS FARGO OMEGA GROWTH.............  1.30%          B         $144.14         2
EQ/WELLS FARGO OMEGA GROWTH.............  1.34%          B         $121.88       775
EQ/WELLS FARGO OMEGA GROWTH.............  1.35%          B         $121.71         1
EQ/WELLS FARGO OMEGA GROWTH.............  1.45%          B         $120.07        --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.50%   SERVICE CLASS 2  $118.93        --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.70%   SERVICE CLASS 2  $118.28        --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.70%   SERVICE CLASS 2  $131.17         1
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.90%   SERVICE CLASS 2  $117.64         8
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.90%   SERVICE CLASS 2  $130.55        16
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.95%   SERVICE CLASS 2  $130.40        22
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.00%   SERVICE CLASS 2  $117.32         3
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.10%   SERVICE CLASS 2  $117.00        18
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.20%   SERVICE CLASS 2  $116.69       359
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.20%   SERVICE CLASS 2  $129.63        32
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.25%   SERVICE CLASS 2  $129.48        99
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.34%   SERVICE CLASS 2  $129.21       498
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.45%   SERVICE CLASS 2  $102.76        --

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.  0.50%   SERVICE CLASS 2  $120.35         2
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.  0.90%   SERVICE CLASS 2  $119.05         1
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.  1.00%   SERVICE CLASS 2  $118.73        --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.  1.10%   SERVICE CLASS 2  $118.41        --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.  1.20%   SERVICE CLASS 2  $118.08        14

FIDELITY(R) VIP MID CAP PORTFOLIO.......  0.90%   SERVICE CLASS 2  $112.97        --
FIDELITY(R) VIP MID CAP PORTFOLIO.......  1.00%   SERVICE CLASS 2  $112.66        --
FIDELITY(R) VIP MID CAP PORTFOLIO.......  1.10%   SERVICE CLASS 2  $112.36         1
FIDELITY(R) VIP MID CAP PORTFOLIO.......  1.20%   SERVICE CLASS 2  $112.05        66

GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.50%   SERVICE SHARES   $118.14         1
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.70%   SERVICE SHARES   $101.37        --
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.70%   SERVICE SHARES   $117.50        --
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.80%   SERVICE SHARES   $117.18        --
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.90%   SERVICE SHARES   $101.04         1
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.90%   SERVICE SHARES   $116.87         1
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.95%   SERVICE SHARES   $100.96         5
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.00%   SERVICE SHARES   $116.55        --
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.10%   SERVICE SHARES   $116.23         3
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.20%   SERVICE SHARES   $100.54         1
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.20%   SERVICE SHARES   $115.92        26
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.25%   SERVICE SHARES   $100.46         9
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.34%   SERVICE SHARES   $100.31        57
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.45%   SERVICE SHARES   $100.12        --

INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  0.50%      SERIES II     $107.78         1
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  0.80%      SERIES II     $106.91        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  0.90%      SERIES II     $106.62        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.00%      SERIES II     $106.33        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.10%      SERIES II     $106.04        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.20%      SERIES II     $105.75         6

INVESCO V.I. GLOBAL REAL ESTATE FUND....  0.50%      SERIES II     $131.22         2
INVESCO V.I. GLOBAL REAL ESTATE FUND....  0.70%      SERIES II     $128.69         5
INVESCO V.I. GLOBAL REAL ESTATE FUND....  0.80%      SERIES II     $130.15        --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                               UNITS
                                        CONTRACT                            OUTSTANDING
                                        CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                        -------- --------------- ---------- -----------
INVESCO V.I. GLOBAL REAL ESTATE FUND...  0.90%      SERIES II     $128.08         7
INVESCO V.I. GLOBAL REAL ESTATE FUND...  0.90%      SERIES II     $129.80         1
INVESCO V.I. GLOBAL REAL ESTATE FUND...  0.95%      SERIES II     $127.93        12
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.00%      SERIES II     $129.45        --
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.10%      SERIES II     $129.10         8
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.20%      SERIES II     $127.18         4
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.20%      SERIES II     $128.75        54
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.25%      SERIES II     $127.03        14
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.34%      SERIES II     $126.76       130
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.45%      SERIES II     $110.37        --

INVESCO V.I. HIGH YIELD FUND...........  0.50%      SERIES II     $111.14         1
INVESCO V.I. HIGH YIELD FUND...........  0.70%      SERIES II     $110.78        --
INVESCO V.I. HIGH YIELD FUND...........  0.90%      SERIES II     $110.41         3
INVESCO V.I. HIGH YIELD FUND...........  0.95%      SERIES II     $110.32         6
INVESCO V.I. HIGH YIELD FUND...........  1.00%      SERIES II     $110.23        --
INVESCO V.I. HIGH YIELD FUND...........  1.10%      SERIES II     $110.05         4
INVESCO V.I. HIGH YIELD FUND...........  1.20%      SERIES II     $109.87        28
INVESCO V.I. HIGH YIELD FUND...........  1.25%      SERIES II     $109.77        21
INVESCO V.I. HIGH YIELD FUND...........  1.34%      SERIES II     $109.61        52

INVESCO V.I. INTERNATIONAL GROWTH FUND.  0.50%      SERIES II     $116.77        --
INVESCO V.I. INTERNATIONAL GROWTH FUND.  0.70%      SERIES II     $ 99.75         1
INVESCO V.I. INTERNATIONAL GROWTH FUND.  0.90%      SERIES II     $ 99.42         6
INVESCO V.I. INTERNATIONAL GROWTH FUND.  0.90%      SERIES II     $115.51         2
INVESCO V.I. INTERNATIONAL GROWTH FUND.  0.95%      SERIES II     $ 99.33         7
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.00%      SERIES II     $115.20        --
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.10%      SERIES II     $114.88         4
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.20%      SERIES II     $ 98.92         2
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.20%      SERIES II     $114.57        69
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.25%      SERIES II     $ 98.84         6
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.34%      SERIES II     $ 98.69        88
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.45%      SERIES II     $ 98.51        --

INVESCO V.I. MID CAP CORE EQUITY FUND..  0.50%      SERIES II     $107.28        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.70%      SERIES II     $117.17        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.90%      SERIES II     $106.12        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.90%      SERIES II     $116.62         2
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.95%      SERIES II     $116.49         3
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.00%      SERIES II     $105.83        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.10%      SERIES II     $105.55         3
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.20%      SERIES II     $105.26        18
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.20%      SERIES II     $115.80         5
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.25%      SERIES II     $115.67         7
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.34%      SERIES II     $115.42        47

INVESCO V.I. SMALL CAP EQUITY FUND.....  0.50%      SERIES II     $121.56        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  0.70%      SERIES II     $138.24        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  0.80%      SERIES II     $120.58        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  0.90%      SERIES II     $120.25        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  0.90%      SERIES II     $137.59         1
INVESCO V.I. SMALL CAP EQUITY FUND.....  0.95%      SERIES II     $137.43         1
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.00%      SERIES II     $119.93        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.10%      SERIES II     $119.60         1

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                    -------- --------------- ---------- -----------
INVESCO V.I. SMALL CAP EQUITY FUND.  1.20%      SERIES II     $119.27        10
INVESCO V.I. SMALL CAP EQUITY FUND.  1.20%      SERIES II     $136.63         1
INVESCO V.I. SMALL CAP EQUITY FUND.  1.25%      SERIES II     $136.47         3
INVESCO V.I. SMALL CAP EQUITY FUND.  1.34%      SERIES II     $136.18        18

IVY FUNDS VIP ENERGY...............  0.40%    COMMON SHARES   $100.32        --
IVY FUNDS VIP ENERGY...............  0.50%    COMMON SHARES   $104.10         1
IVY FUNDS VIP ENERGY...............  0.70%    COMMON SHARES   $117.08        --
IVY FUNDS VIP ENERGY...............  0.90%    COMMON SHARES   $102.98         1
IVY FUNDS VIP ENERGY...............  0.90%    COMMON SHARES   $116.53         5
IVY FUNDS VIP ENERGY...............  0.95%    COMMON SHARES   $116.39         9
IVY FUNDS VIP ENERGY...............  1.00%    COMMON SHARES   $102.70        --
IVY FUNDS VIP ENERGY...............  1.10%    COMMON SHARES   $102.42         6
IVY FUNDS VIP ENERGY...............  1.20%    COMMON SHARES   $102.14        49
IVY FUNDS VIP ENERGY...............  1.20%    COMMON SHARES   $115.71        14
IVY FUNDS VIP ENERGY...............  1.25%    COMMON SHARES   $115.57        11
IVY FUNDS VIP ENERGY...............  1.34%    COMMON SHARES   $115.33        99
IVY FUNDS VIP ENERGY...............  1.45%    COMMON SHARES   $ 86.77        --

IVY FUNDS VIP HIGH INCOME..........  0.50%    COMMON SHARES   $131.69         1
IVY FUNDS VIP HIGH INCOME..........  0.70%    COMMON SHARES   $131.08         1
IVY FUNDS VIP HIGH INCOME..........  0.80%    COMMON SHARES   $130.77        --
IVY FUNDS VIP HIGH INCOME..........  0.90%    COMMON SHARES   $130.46        18
IVY FUNDS VIP HIGH INCOME..........  0.95%    COMMON SHARES   $130.31        47
IVY FUNDS VIP HIGH INCOME..........  1.00%    COMMON SHARES   $130.16         1
IVY FUNDS VIP HIGH INCOME..........  1.10%    COMMON SHARES   $129.85        21
IVY FUNDS VIP HIGH INCOME..........  1.20%    COMMON SHARES   $129.55       152
IVY FUNDS VIP HIGH INCOME..........  1.25%    COMMON SHARES   $129.39        93
IVY FUNDS VIP HIGH INCOME..........  1.34%    COMMON SHARES   $129.12       349
IVY FUNDS VIP HIGH INCOME..........  1.45%    COMMON SHARES   $114.86        --

IVY FUNDS VIP MID CAP GROWTH.......  0.50%    COMMON SHARES   $101.88        --
IVY FUNDS VIP MID CAP GROWTH.......  0.70%    COMMON SHARES   $101.55        --
IVY FUNDS VIP MID CAP GROWTH.......  0.80%    COMMON SHARES   $101.38        --
IVY FUNDS VIP MID CAP GROWTH.......  0.90%    COMMON SHARES   $101.21         6
IVY FUNDS VIP MID CAP GROWTH.......  0.95%    COMMON SHARES   $101.13        10
IVY FUNDS VIP MID CAP GROWTH.......  1.00%    COMMON SHARES   $101.04        --
IVY FUNDS VIP MID CAP GROWTH.......  1.10%    COMMON SHARES   $100.88         5
IVY FUNDS VIP MID CAP GROWTH.......  1.20%    COMMON SHARES   $100.71        61
IVY FUNDS VIP MID CAP GROWTH.......  1.25%    COMMON SHARES   $100.63        14
IVY FUNDS VIP MID CAP GROWTH.......  1.34%    COMMON SHARES   $100.48       177
IVY FUNDS VIP MID CAP GROWTH.......  1.45%    COMMON SHARES   $100.29        --

IVY FUNDS VIP SMALL CAP GROWTH.....  0.70%    COMMON SHARES   $ 82.94        --
IVY FUNDS VIP SMALL CAP GROWTH.....  0.90%    COMMON SHARES   $ 82.67         1
IVY FUNDS VIP SMALL CAP GROWTH.....  0.90%    COMMON SHARES   $104.16        --
IVY FUNDS VIP SMALL CAP GROWTH.....  0.95%    COMMON SHARES   $ 82.60         2
IVY FUNDS VIP SMALL CAP GROWTH.....  1.00%    COMMON SHARES   $103.88        --
IVY FUNDS VIP SMALL CAP GROWTH.....  1.10%    COMMON SHARES   $103.60         1
IVY FUNDS VIP SMALL CAP GROWTH.....  1.20%    COMMON SHARES   $ 82.26         1
IVY FUNDS VIP SMALL CAP GROWTH.....  1.20%    COMMON SHARES   $103.32        21
IVY FUNDS VIP SMALL CAP GROWTH.....  1.25%    COMMON SHARES   $ 82.19         3
IVY FUNDS VIP SMALL CAP GROWTH.....  1.34%    COMMON SHARES   $ 82.07        31

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                            UNITS
                                                     CONTRACT                            OUTSTANDING
                                                     CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                     -------- --------------- ---------- -----------
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.50%   SERVICE SHARES   $112.62         1
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.70%   SERVICE SHARES   $112.10         5
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.80%   SERVICE SHARES   $111.83        --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.90%   SERVICE SHARES   $111.57        23
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.95%   SERVICE SHARES   $111.44        35
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.00%   SERVICE SHARES   $111.31         1
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.10%   SERVICE SHARES   $111.05        21
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.20%   SERVICE SHARES   $110.79       228
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.25%   SERVICE SHARES   $110.66        40
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.34%   SERVICE SHARES   $110.42       473
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.45%   SERVICE SHARES   $ 98.77        --

MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.50%   SERVICE CLASS    $120.05         2
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.70%   SERVICE CLASS    $119.40        --
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.70%   SERVICE CLASS    $125.07         1
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.80%   SERVICE CLASS    $119.07        --
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.90%   SERVICE CLASS    $118.75         2
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.90%   SERVICE CLASS    $124.49        13
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.95%   SERVICE CLASS    $124.34        22
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.00%   SERVICE CLASS    $118.43         2
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.10%   SERVICE CLASS    $118.11         8
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.20%   SERVICE CLASS    $117.79       138
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.20%   SERVICE CLASS    $123.61        10
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.25%   SERVICE CLASS    $123.47        18
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.34%   SERVICE CLASS    $123.20       291
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.45%   SERVICE CLASS    $104.22        --

MFS(R) INVESTORS GROWTH STOCK SERIES................  0.50%   SERVICE CLASS    $138.24        --
MFS(R) INVESTORS GROWTH STOCK SERIES................  0.70%   SERVICE CLASS    $137.59        --
MFS(R) INVESTORS GROWTH STOCK SERIES................  0.80%   SERVICE CLASS    $137.27        --
MFS(R) INVESTORS GROWTH STOCK SERIES................  0.90%   SERVICE CLASS    $136.95         2
MFS(R) INVESTORS GROWTH STOCK SERIES................  0.95%   SERVICE CLASS    $136.79        --
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.00%   SERVICE CLASS    $136.63        --
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.10%   SERVICE CLASS    $136.31         1
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.20%   SERVICE CLASS    $135.98        16
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.25%   SERVICE CLASS    $135.82         3
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.34%   SERVICE CLASS    $135.54        18

MFS(R) INVESTORS TRUST SERIES.......................  0.50%   SERVICE CLASS    $117.53        --
MFS(R) INVESTORS TRUST SERIES.......................  0.90%   SERVICE CLASS    $116.26        --
MFS(R) INVESTORS TRUST SERIES.......................  0.90%   SERVICE CLASS    $131.01         1
MFS(R) INVESTORS TRUST SERIES.......................  0.95%   SERVICE CLASS    $130.86         1
MFS(R) INVESTORS TRUST SERIES.......................  1.00%   SERVICE CLASS    $115.94        --
MFS(R) INVESTORS TRUST SERIES.......................  1.10%   SERVICE CLASS    $115.63         1
MFS(R) INVESTORS TRUST SERIES.......................  1.20%   SERVICE CLASS    $115.31        19
MFS(R) INVESTORS TRUST SERIES.......................  1.20%   SERVICE CLASS    $130.09         2
MFS(R) INVESTORS TRUST SERIES.......................  1.25%   SERVICE CLASS    $129.94         3
MFS(R) INVESTORS TRUST SERIES.......................  1.34%   SERVICE CLASS    $129.66        23

MFS(R) TECHNOLOGY PORTFOLIO.........................  0.50%   SERVICE CLASS    $136.46         1
MFS(R) TECHNOLOGY PORTFOLIO.........................  0.70%   SERVICE CLASS    $135.82         2
MFS(R) TECHNOLOGY PORTFOLIO.........................  0.80%   SERVICE CLASS    $135.50        --
MFS(R) TECHNOLOGY PORTFOLIO.........................  0.90%   SERVICE CLASS    $135.19         3
MFS(R) TECHNOLOGY PORTFOLIO.........................  0.95%   SERVICE CLASS    $135.03         5

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                   -------- --------------- ---------- -----------
MFS(R) TECHNOLOGY PORTFOLIO.......  1.00%    SERVICE CLASS   $134.87         --
MFS(R) TECHNOLOGY PORTFOLIO.......  1.10%    SERVICE CLASS   $134.55          3
MFS(R) TECHNOLOGY PORTFOLIO.......  1.20%    SERVICE CLASS   $134.23         34
MFS(R) TECHNOLOGY PORTFOLIO.......  1.25%    SERVICE CLASS   $134.08          8
MFS(R) TECHNOLOGY PORTFOLIO.......  1.34%    SERVICE CLASS   $133.79         81
MFS(R) TECHNOLOGY PORTFOLIO.......  1.45%    SERVICE CLASS   $104.14         --

MFS(R) UTILITIES SERIES...........  0.40%    SERVICE CLASS   $104.12         --
MFS(R) UTILITIES SERIES...........  0.50%    SERVICE CLASS   $132.63         --
MFS(R) UTILITIES SERIES...........  0.70%    SERVICE CLASS   $132.01         --
MFS(R) UTILITIES SERIES...........  0.90%    SERVICE CLASS   $131.39          7
MFS(R) UTILITIES SERIES...........  0.95%    SERVICE CLASS   $131.24         14
MFS(R) UTILITIES SERIES...........  1.00%    SERVICE CLASS   $131.08         --
MFS(R) UTILITIES SERIES...........  1.10%    SERVICE CLASS   $130.77          7
MFS(R) UTILITIES SERIES...........  1.20%    SERVICE CLASS   $130.46         81
MFS(R) UTILITIES SERIES...........  1.25%    SERVICE CLASS   $130.31         23
MFS(R) UTILITIES SERIES...........  1.34%    SERVICE CLASS   $130.03        184
MFS(R) UTILITIES SERIES...........  1.45%    SERVICE CLASS   $105.89         --

MULTIMANAGER AGGRESSIVE EQUITY....  0.70%          A         $ 86.65         13
MULTIMANAGER AGGRESSIVE EQUITY***.  0.90%          A         $106.27         42
MULTIMANAGER AGGRESSIVE EQUITY....  0.90%          A         $106.28          3
MULTIMANAGER AGGRESSIVE EQUITY....  1.20%          A         $ 92.40         18
MULTIMANAGER AGGRESSIVE EQUITY***.  1.34%          A         $ 79.27      5,104
MULTIMANAGER AGGRESSIVE EQUITY....  1.35%          A         $135.77        649
MULTIMANAGER AGGRESSIVE EQUITY....  1.35%          A         $142.94         20
MULTIMANAGER AGGRESSIVE EQUITY....  1.45%          A         $ 74.76          4
MULTIMANAGER AGGRESSIVE EQUITY....  0.50%          B         $ 79.55         --
MULTIMANAGER AGGRESSIVE EQUITY***.  0.90%          B         $ 65.40         14
MULTIMANAGER AGGRESSIVE EQUITY....  0.90%          B         $ 78.58          3
MULTIMANAGER AGGRESSIVE EQUITY....  0.95%          B         $ 82.34         74
MULTIMANAGER AGGRESSIVE EQUITY....  1.00%          B         $154.94         --
MULTIMANAGER AGGRESSIVE EQUITY....  1.10%          B         $ 80.69          9
MULTIMANAGER AGGRESSIVE EQUITY....  1.20%          B         $ 74.98        147
MULTIMANAGER AGGRESSIVE EQUITY....  1.25%          B         $ 86.17         18
MULTIMANAGER AGGRESSIVE EQUITY....  1.30%          B         $ 99.75          3

MULTIMANAGER CORE BOND............  0.40%          B         $101.59         --
MULTIMANAGER CORE BOND............  0.50%          B         $162.84          1
MULTIMANAGER CORE BOND............  0.70%          B         $139.57         --
MULTIMANAGER CORE BOND............  0.70%          B         $159.27          2
MULTIMANAGER CORE BOND............  0.80%          B         $125.40         --
MULTIMANAGER CORE BOND............  0.90%          B         $155.78         16
MULTIMANAGER CORE BOND............  0.95%          B         $154.92        132
MULTIMANAGER CORE BOND............  1.00%          B         $154.07          1
MULTIMANAGER CORE BOND............  1.10%          B         $152.36         34
MULTIMANAGER CORE BOND............  1.20%          B         $150.67        154
MULTIMANAGER CORE BOND............  1.25%          B         $131.31        111
MULTIMANAGER CORE BOND............  1.30%          B         $129.97          6
MULTIMANAGER CORE BOND............  1.34%          B         $148.34        527
MULTIMANAGER CORE BOND............  1.35%          B         $148.18          1
MULTIMANAGER CORE BOND............  1.45%          B         $146.53         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                    -------- --------------- ---------- -----------
MULTIMANAGER INTERNATIONAL EQUITY..  0.40%          B         $109.68        --
MULTIMANAGER INTERNATIONAL EQUITY..  0.50%          B         $136.60        --
MULTIMANAGER INTERNATIONAL EQUITY..  0.70%          B         $111.80        --
MULTIMANAGER INTERNATIONAL EQUITY..  0.70%          B         $133.60         2
MULTIMANAGER INTERNATIONAL EQUITY..  0.90%          B         $130.68        11
MULTIMANAGER INTERNATIONAL EQUITY..  0.95%          B         $129.95        37
MULTIMANAGER INTERNATIONAL EQUITY..  1.00%          B         $129.24        --
MULTIMANAGER INTERNATIONAL EQUITY..  1.10%          B         $127.80         4
MULTIMANAGER INTERNATIONAL EQUITY..  1.20%          B         $126.39        43
MULTIMANAGER INTERNATIONAL EQUITY..  1.25%          B         $ 67.14         9
MULTIMANAGER INTERNATIONAL EQUITY..  1.30%          B         $ 78.00         2
MULTIMANAGER INTERNATIONAL EQUITY..  1.34%          B         $124.43       320
MULTIMANAGER INTERNATIONAL EQUITY..  1.34%          B         $143.74        14
MULTIMANAGER INTERNATIONAL EQUITY..  1.35%          B         $124.29        --
MULTIMANAGER INTERNATIONAL EQUITY..  1.45%          B         $122.91        --

MULTIMANAGER LARGE CAP CORE EQUITY.  0.50%          B         $124.33        --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.70%          B         $121.60        --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.90%          B         $117.63        --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.90%          B         $118.94         1
MULTIMANAGER LARGE CAP CORE EQUITY.  0.95%          B         $118.28         6
MULTIMANAGER LARGE CAP CORE EQUITY.  1.00%          B         $117.63        --
MULTIMANAGER LARGE CAP CORE EQUITY.  1.10%          B         $116.32         1
MULTIMANAGER LARGE CAP CORE EQUITY.  1.20%          B         $115.03        15
MULTIMANAGER LARGE CAP CORE EQUITY.  1.25%          B         $ 85.01         2
MULTIMANAGER LARGE CAP CORE EQUITY.  1.30%          B         $ 94.80         1
MULTIMANAGER LARGE CAP CORE EQUITY.  1.34%          B         $113.25        82
MULTIMANAGER LARGE CAP CORE EQUITY.  1.45%          B         $111.87        --

MULTIMANAGER LARGE CAP VALUE.......  0.50%          B         $143.09        --
MULTIMANAGER LARGE CAP VALUE.......  0.70%          B         $139.95         2
MULTIMANAGER LARGE CAP VALUE.......  0.90%          B         $136.88         4
MULTIMANAGER LARGE CAP VALUE.......  0.95%          B         $136.13        41
MULTIMANAGER LARGE CAP VALUE.......  1.10%          B         $133.88         5
MULTIMANAGER LARGE CAP VALUE.......  1.20%          B         $132.39        53
MULTIMANAGER LARGE CAP VALUE.......  1.25%          B         $ 84.17         9
MULTIMANAGER LARGE CAP VALUE.......  1.30%          B         $ 94.65         2
MULTIMANAGER LARGE CAP VALUE.......  1.34%          B         $130.34       252
MULTIMANAGER LARGE CAP VALUE.......  1.45%          B         $128.75        --

MULTIMANAGER MID CAP GROWTH........  0.50%          B         $133.71        --
MULTIMANAGER MID CAP GROWTH........  0.70%          B         $130.78         1
MULTIMANAGER MID CAP GROWTH........  0.90%          B         $127.92         7
MULTIMANAGER MID CAP GROWTH........  0.90%          B         $139.38        --
MULTIMANAGER MID CAP GROWTH........  0.95%          B         $127.21        36
MULTIMANAGER MID CAP GROWTH........  1.00%          B         $126.51        --
MULTIMANAGER MID CAP GROWTH........  1.10%          B         $125.10         4
MULTIMANAGER MID CAP GROWTH........  1.20%          B         $123.72        52
MULTIMANAGER MID CAP GROWTH........  1.25%          B         $ 99.47         8
MULTIMANAGER MID CAP GROWTH........  1.30%          B         $115.40         2
MULTIMANAGER MID CAP GROWTH........  1.34%          B         $121.80       394
MULTIMANAGER MID CAP GROWTH........  1.34%          B         $182.16         7
MULTIMANAGER MID CAP GROWTH........  1.35%          B         $121.67        --
MULTIMANAGER MID CAP GROWTH........  1.45%          B         $120.32        --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                -------- --------------- ---------- -----------
MULTIMANAGER MID CAP VALUE.....  0.40%          B         $106.24        --
MULTIMANAGER MID CAP VALUE.....  0.50%          B         $162.17        --
MULTIMANAGER MID CAP VALUE.....  0.70%          B         $138.58        --
MULTIMANAGER MID CAP VALUE.....  0.70%          B         $158.62         1
MULTIMANAGER MID CAP VALUE.....  0.90%          B         $155.14         9
MULTIMANAGER MID CAP VALUE.....  0.95%          B         $154.28        33
MULTIMANAGER MID CAP VALUE.....  1.10%          B         $151.73         6
MULTIMANAGER MID CAP VALUE.....  1.20%          B         $150.05        41
MULTIMANAGER MID CAP VALUE.....  1.25%          B         $ 95.34        12
MULTIMANAGER MID CAP VALUE.....  1.30%          B         $109.52         2
MULTIMANAGER MID CAP VALUE.....  1.34%          B         $147.73       278
MULTIMANAGER MID CAP VALUE.....  1.34%          B         $188.12         4
MULTIMANAGER MID CAP VALUE.....  1.45%          B         $145.92        --

MULTIMANAGER MULTI-SECTOR BOND.  0.70%          A         $119.15         2
MULTIMANAGER MULTI-SECTOR BOND.  0.90%          A         $154.67        16
MULTIMANAGER MULTI-SECTOR BOND.  1.20%          A         $128.85         5
MULTIMANAGER MULTI-SECTOR BOND.  1.34%          A         $170.12       492
MULTIMANAGER MULTI-SECTOR BOND.  1.35%          A         $181.29         4
MULTIMANAGER MULTI-SECTOR BOND.  1.45%          A         $ 99.32         1
MULTIMANAGER MULTI-SECTOR BOND.  0.50%          B         $133.36         2
MULTIMANAGER MULTI-SECTOR BOND.  0.70%          B         $124.44        --
MULTIMANAGER MULTI-SECTOR BOND.  0.80%          B         $128.22        --
MULTIMANAGER MULTI-SECTOR BOND.  0.90%          B         $104.45         4
MULTIMANAGER MULTI-SECTOR BOND.  0.95%          B         $120.33        85
MULTIMANAGER MULTI-SECTOR BOND.  1.00%          B         $140.56        --
MULTIMANAGER MULTI-SECTOR BOND.  1.10%          B         $117.92        15
MULTIMANAGER MULTI-SECTOR BOND.  1.20%          B         $ 99.60       138
MULTIMANAGER MULTI-SECTOR BOND.  1.25%          B         $ 92.86        49
MULTIMANAGER MULTI-SECTOR BOND.  1.30%          B         $ 96.76         7

MULTIMANAGER SMALL CAP GROWTH..  0.70%          B         $124.38         1
MULTIMANAGER SMALL CAP GROWTH..  0.80%          B         $188.20        --
MULTIMANAGER SMALL CAP GROWTH..  0.90%          B         $122.33         5
MULTIMANAGER SMALL CAP GROWTH..  0.95%          B         $121.83        20
MULTIMANAGER SMALL CAP GROWTH..  1.00%          B         $121.33        --
MULTIMANAGER SMALL CAP GROWTH..  1.10%          B         $120.32         3
MULTIMANAGER SMALL CAP GROWTH..  1.20%          B         $119.32        30
MULTIMANAGER SMALL CAP GROWTH..  1.25%          B         $ 80.94         5
MULTIMANAGER SMALL CAP GROWTH..  1.30%          B         $ 92.66         1
MULTIMANAGER SMALL CAP GROWTH..  1.34%          B         $117.21        13
MULTIMANAGER SMALL CAP GROWTH..  1.34%          B         $117.94       249
MULTIMANAGER SMALL CAP GROWTH..  1.35%          B         $117.84        --
MULTIMANAGER SMALL CAP GROWTH..  1.45%          B         $116.86        --

MULTIMANAGER SMALL CAP VALUE...  0.50%          B         $189.51         1
MULTIMANAGER SMALL CAP VALUE...  0.70%          B         $196.11         1
MULTIMANAGER SMALL CAP VALUE...  0.90%          B         $190.90        11
MULTIMANAGER SMALL CAP VALUE...  0.95%          B         $149.63        34
MULTIMANAGER SMALL CAP VALUE...  1.00%          B         $188.35        --
MULTIMANAGER SMALL CAP VALUE...  1.10%          B         $185.82         1
MULTIMANAGER SMALL CAP VALUE...  1.20%          B         $183.31        48
MULTIMANAGER SMALL CAP VALUE...  1.25%          B         $ 82.72         3
MULTIMANAGER SMALL CAP VALUE...  1.30%          B         $ 90.31        --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                       -------- --------------- ---------- -----------
MULTIMANAGER SMALL CAP VALUE..........................  1.34%          B         $178.36        18
MULTIMANAGER SMALL CAP VALUE..........................  1.34%          B         $179.88       511
MULTIMANAGER SMALL CAP VALUE..........................  1.35%          B         $179.63         1
MULTIMANAGER SMALL CAP VALUE..........................  1.45%          B         $138.95        --

MULTIMANAGER TECHNOLOGY...............................  0.50%          B         $135.22         1
MULTIMANAGER TECHNOLOGY...............................  0.70%          B         $132.25         7
MULTIMANAGER TECHNOLOGY...............................  0.70%          B         $150.06        --
MULTIMANAGER TECHNOLOGY...............................  0.90%          B         $129.35        12
MULTIMANAGER TECHNOLOGY...............................  0.95%          B         $128.64        39
MULTIMANAGER TECHNOLOGY...............................  1.00%          B         $127.93        --
MULTIMANAGER TECHNOLOGY...............................  1.10%          B         $126.51        10
MULTIMANAGER TECHNOLOGY...............................  1.20%          B         $125.11       123
MULTIMANAGER TECHNOLOGY...............................  1.25%          B         $103.86        19
MULTIMANAGER TECHNOLOGY...............................  1.30%          B         $122.00         3
MULTIMANAGER TECHNOLOGY...............................  1.34%          B         $123.17       698
MULTIMANAGER TECHNOLOGY***............................  1.34%          B         $191.22         4
MULTIMANAGER TECHNOLOGY...............................  1.35%          B         $123.04         2
MULTIMANAGER TECHNOLOGY...............................  1.45%          B         $121.67         1

OPPENHEIMER MAIN STREET FUND(R)/VA....................  0.50%    SERVICE CLASS   $123.06         1
OPPENHEIMER MAIN STREET FUND(R)/VA....................  1.20%    SERVICE CLASS   $120.74         3

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.50%    ADVISOR CLASS   $119.10        --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.70%    ADVISOR CLASS   $118.46        --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.90%    ADVISOR CLASS   $117.82         1
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.00%    ADVISOR CLASS   $117.50        --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.10%    ADVISOR CLASS   $117.18         1
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.20%    ADVISOR CLASS   $116.86        29

TARGET 2015 ALLOCATION................................  0.50%          B         $112.77        --
TARGET 2015 ALLOCATION................................  0.70%          B         $111.34         1
TARGET 2015 ALLOCATION................................  0.90%          B         $109.93        16
TARGET 2015 ALLOCATION................................  0.95%          B         $109.58         8
TARGET 2015 ALLOCATION................................  1.10%          B         $108.54         3
TARGET 2015 ALLOCATION................................  1.20%          B         $107.85        24
TARGET 2015 ALLOCATION................................  1.25%          B         $ 93.15        14
TARGET 2015 ALLOCATION................................  1.34%          B         $106.89       141
TARGET 2015 ALLOCATION................................  1.35%          B         $106.82         1

TARGET 2025 ALLOCATION................................  0.50%          B         $110.93        --
TARGET 2025 ALLOCATION................................  0.70%          B         $109.53         4
TARGET 2025 ALLOCATION................................  0.80%          B         $169.62        --
TARGET 2025 ALLOCATION................................  0.90%          B         $108.15        22
TARGET 2025 ALLOCATION................................  0.95%          B         $107.80        11
TARGET 2025 ALLOCATION................................  1.00%          B         $107.46        --
TARGET 2025 ALLOCATION................................  1.10%          B         $106.78        14
TARGET 2025 ALLOCATION................................  1.20%          B         $106.09        62
TARGET 2025 ALLOCATION................................  1.25%          B         $ 90.14         9

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2012

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                       -------- --------------- ---------- -----------
TARGET 2025 ALLOCATION................  1.34%         B          $105.15       211
TARGET 2025 ALLOCATION................  1.35%         B          $105.08        --
TARGET 2025 ALLOCATION................  1.45%         B          $104.41        --

TARGET 2035 ALLOCATION................  0.50%         B          $109.83        --
TARGET 2035 ALLOCATION................  0.70%         B          $108.44         1
TARGET 2035 ALLOCATION................  0.90%         B          $107.07        15
TARGET 2035 ALLOCATION................  0.95%         B          $106.73         6
TARGET 2035 ALLOCATION................  1.00%         B          $106.39        --
TARGET 2035 ALLOCATION................  1.10%         B          $105.72        11
TARGET 2035 ALLOCATION................  1.20%         B          $105.04        58
TARGET 2035 ALLOCATION................  1.25%         B          $ 87.86         9
TARGET 2035 ALLOCATION................  1.34%         B          $104.11       195
TARGET 2035 ALLOCATION................  1.35%         B          $104.04        --
TARGET 2035 ALLOCATION................  1.45%         B          $103.37        --

TARGET 2045 ALLOCATION................  0.70%         B          $106.39        --
TARGET 2045 ALLOCATION................  0.90%         B          $105.04        11
TARGET 2045 ALLOCATION................  0.95%         B          $104.71         6
TARGET 2045 ALLOCATION................  1.00%         B          $104.38        --
TARGET 2045 ALLOCATION................  1.10%         B          $103.71         8
TARGET 2045 ALLOCATION................  1.20%         B          $103.05        47
TARGET 2045 ALLOCATION................  1.25%         B          $ 84.81         4
TARGET 2045 ALLOCATION................  1.34%         B          $102.13       137
TARGET 2045 ALLOCATION................  1.35%         B          $102.06        --
TARGET 2045 ALLOCATION................  1.45%         B          $101.41        --

TEMPLETON GLOBAL BOND SECURITIES FUND.  0.50%      CLASS 2       $118.35         1
TEMPLETON GLOBAL BOND SECURITIES FUND.  0.70%      CLASS 2       $117.70        --
TEMPLETON GLOBAL BOND SECURITIES FUND.  0.80%      CLASS 2       $117.39        --
TEMPLETON GLOBAL BOND SECURITIES FUND.  0.90%      CLASS 2       $117.07         2
TEMPLETON GLOBAL BOND SECURITIES FUND.  1.00%      CLASS 2       $116.75         1
TEMPLETON GLOBAL BOND SECURITIES FUND.  1.10%      CLASS 2       $116.43         1
TEMPLETON GLOBAL BOND SECURITIES FUND.  1.20%      CLASS 2       $116.12       130

VAN ECK VIP GLOBAL HARD ASSETS FUND...  0.50%   CLASS S SHARES   $ 85.55         1
VAN ECK VIP GLOBAL HARD ASSETS FUND...  0.70%   CLASS S SHARES   $ 85.27        --
VAN ECK VIP GLOBAL HARD ASSETS FUND...  0.80%   CLASS S SHARES   $ 85.13        --
VAN ECK VIP GLOBAL HARD ASSETS FUND...  0.90%   CLASS S SHARES   $ 84.99         6
VAN ECK VIP GLOBAL HARD ASSETS FUND...  0.95%   CLASS S SHARES   $ 84.92         7
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.00%   CLASS S SHARES   $ 84.85        --
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.10%   CLASS S SHARES   $ 84.71         7
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.20%   CLASS S SHARES   $ 84.57        38
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.25%   CLASS S SHARES   $ 84.50        15
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.34%   CLASS S SHARES   $ 84.37        90
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.45%   CLASS S SHARES   $ 84.22        --

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the shares of the Portfolio that the Variable Investment
  Options invest in, as further described in Note 5 of these financial statements.
***In 2012, this Variable Investment Option exceeds the maximum expense limitation (See Note 7).
^ This Variable Investment Option is subject to a non-guaranteed fee waiver. If the total return on any given day is negative, the contract charges will be waived in its entirety. In 2012, the contract charges were 0.00%.
+ Variable Investment Options where Units Outstanding are less than 500 are denoted by a --.


                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   ALL ASSET  AMERICAN CENTURY
                                                                   GROWTH-ALT VP MID CAP VALUE AXA AGGRESSIVE AXA BALANCED
                                                                      20*           FUND        ALLOCATION*    STRATEGY*
                                                                   ---------- ---------------- -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  577,690     $ 51,281      $ 3,492,781    $  380,479
  Expenses:
   Asset-based charges............................................    423,323       30,575        5,011,898       556,251
                                                                   ----------     --------      -----------    ----------
   Net Expenses...................................................    423,323       30,575        5,011,898       556,251
                                                                   ----------     --------      -----------    ----------

NET INVESTMENT INCOME (LOSS)......................................    154,367       20,706       (1,519,117)     (175,772)
                                                                   ----------     --------      -----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    198,529       16,603        9,258,473       246,110
   Realized gain distribution from The Trusts.....................    889,573      111,546        5,437,944            --
                                                                   ----------     --------      -----------    ----------
  Net realized gain (loss)........................................  1,088,102      128,149       14,696,417       246,110
                                                                   ----------     --------      -----------    ----------

  Change in unrealized appreciation (depreciation) of investments.  1,866,134      198,500       33,150,613     2,678,525
                                                                   ----------     --------      -----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  2,954,236      326,649       47,847,030     2,924,635
                                                                   ----------     --------      -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $3,108,603     $347,355      $46,327,913    $2,748,863
                                                                   ==========     ========      ===========    ==========

                                                                   AXA CONSERVATIVE AXA CONSERVATIVE
                                                                     ALLOCATION*    GROWTH STRATEGY*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $1,029,333        $ 73,349
  Expenses:
   Asset-based charges............................................     1,509,855         103,553
                                                                      ----------        --------
   Net Expenses...................................................     1,509,855         103,553
                                                                      ----------        --------

NET INVESTMENT INCOME (LOSS)......................................      (480,522)        (30,204)
                                                                      ----------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (336,658)         88,394
   Realized gain distribution from The Trusts.....................     1,686,838              --
                                                                      ----------        --------
  Net realized gain (loss)........................................     1,350,180          88,394
                                                                      ----------        --------

  Change in unrealized appreciation (depreciation) of investments.     2,958,199         337,483
                                                                      ----------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     4,308,379         425,877
                                                                      ----------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $3,827,857        $395,673
                                                                      ==========        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                AXA CONSERVATIVE AXA CONSERVATIVE- AXA GROWTH AXA MODERATE      AXA MODERATE
                                   STRATEGY*     PLUS ALLOCATION*  STRATEGY*  ALLOCATION*   GROWTH STRATEGY*/(1)/
                                ---------------- ----------------- ---------- ------------  --------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts...     $ 32,529        $ 1,448,246     $  9,124  $ 12,309,235        $17,184
 Expenses:
   Asset-based charges.........       41,888          2,184,430       14,474    21,875,798          7,636
   Less: Reduction for
    expense limitation.........           --                 --           --    (7,142,768)            --
                                    --------        -----------     --------  ------------        -------
   Net Expenses................       41,888          2,184,430       14,474    14,733,030          7,636
                                    --------        -----------     --------  ------------        -------

NET INVESTMENT INCOME (LOSS)...       (9,359)          (736,184)      (5,350)   (2,423,795)         9,548
                                    --------        -----------     --------  ------------        -------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments................       23,055          2,194,961       12,394   (16,625,549)        12,453
   Realized gain distribution
    from The Trusts............           --          2,440,483           --    18,346,255             --
                                    --------        -----------     --------  ------------        -------
 Net realized gain (loss)......       23,055          4,635,444       12,394     1,720,706         12,453
                                    --------        -----------     --------  ------------        -------

 Change in unrealized
   appreciation
   (depreciation) of
   investments.................       83,831          6,032,702      115,828   118,284,296         23,176
                                    --------        -----------     --------  ------------        -------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS....      106,886         10,668,146      128,222   120,005,002         35,629
                                    --------        -----------     --------  ------------        -------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS....................     $ 97,527        $ 9,931,962     $122,872  $117,581,207        $45,177
                                    ========        ===========     ========  ============        =======

                                 AXA MODERATE-
                                PLUS ALLOCATION*
                                ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts...   $  6,964,135
 Expenses:
   Asset-based charges.........     10,949,701
   Less: Reduction for
    expense limitation.........             --
                                  ------------
   Net Expenses................     10,949,701
                                  ------------

NET INVESTMENT INCOME (LOSS)...     (3,985,566)
                                  ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments................    (11,132,487)
   Realized gain distribution
    from The Trusts............     13,627,355
                                  ------------
 Net realized gain (loss)......      2,494,868
                                  ------------

 Change in unrealized
   appreciation
   (depreciation) of
   investments.................     83,311,021
                                  ------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS....     85,805,889
                                  ------------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS....................   $ 81,820,323
                                  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
/(1)/Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                       EQ/ALLIANCEBERNSTEIN
                                                                         AXA TACTICAL        DYNAMIC
                                AXA TACTICAL AXA TACTICAL AXA TACTICAL     MANAGER      WEALTH STRATEGIES   EQ/ALLIANCEBERNSTEIN
                                MANAGER 400* MANAGER 500* MANAGER 2000* INTERNATIONAL*   PORTFOLIO*/(1)/     SMALL CAP GROWTH*
                                ------------ ------------ ------------- -------------- -------------------- --------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts...   $  6,653     $ 31,640     $  5,462      $  25,459          $ 5,240            $   651,679
 Expenses:
   Asset-based charges.........     36,105       58,683       19,105         48,548            5,091              3,961,372
                                  --------     --------     --------      ---------          -------            -----------
   Net Expenses................     36,105       58,683       19,105         48,548            5,091              3,961,372
                                  --------     --------     --------      ---------          -------            -----------

NET INVESTMENT INCOME (LOSS)...    (29,452)     (27,043)     (13,643)       (23,089)             149             (3,309,693)
                                  --------     --------     --------      ---------          -------            -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments................    (99,421)     166,894       18,649       (194,178)           3,782             12,399,814
   Realized gain distribution
    from The Trusts............     24,299       72,149       22,092             --            5,778             17,565,055
                                  --------     --------     --------      ---------          -------            -----------
 Net realized gain (loss)......    (75,122)     239,043       40,741       (194,178)           9,560             29,964,869
                                  --------     --------     --------      ---------          -------            -----------

 Change in unrealized
   appreciation
   (depreciation) of
   investments.................    498,667      370,759      178,864        767,834           20,823             13,162,841
                                  --------     --------     --------      ---------          -------            -----------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS....    423,545      609,802      219,605        573,656           30,383             43,127,710
                                  --------     --------     --------      ---------          -------            -----------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS....................   $394,093     $582,759     $205,962      $ 550,567          $30,532            $39,818,017
                                  ========     ========     ========      =========          =======            ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
/(1)/Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                     EQ/AXA FRANKLIN EQ/BLACKROCK    EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL
                                     SMALL CAP VALUE BASIC VALUE  ADVISORS EQUITY   SOCIALLY     GUARDIAN   EQ/COMMON STOCK
                                          CORE*        EQUITY*        INCOME*     RESPONSIBLE*  RESEARCH*       INDEX*
                                     --------------- ------------ --------------- ------------ -----------  ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........   $  102,533    $ 7,030,136    $1,312,077     $  262,158  $ 1,489,910   $ 30,865,365
 Expenses:
   Asset-based charges..............      183,937      5,693,819       805,464        339,358    2,137,431     28,713,568
   Less: Reduction for expense
    limitation......................           --             --            --             --           --     (5,669,278)
                                       ----------    -----------    ----------     ----------  -----------   ------------
   Net Expenses.....................      183,937      5,693,819       805,464        339,358    2,137,431     23,044,290
                                       ----------    -----------    ----------     ----------  -----------   ------------

NET INVESTMENT INCOME (LOSS)........      (81,404)     1,336,317       506,613        (77,200)    (647,521)     7,821,075
                                       ----------    -----------    ----------     ----------  -----------   ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................      577,638     (8,311,293)    3,773,680       (252,419)    (566,978)    (2,853,747)
   Realized gain distribution from
    The Trusts......................           --             --       794,244             --           --             --
                                       ----------    -----------    ----------     ----------  -----------   ------------
 Net realized gain (loss)...........      577,638     (8,311,293)    4,567,924       (252,419)    (566,978)    (2,853,747)
                                       ----------    -----------    ----------     ----------  -----------   ------------

 Change in unrealized appreciation
   (depreciation) of investments....    1,543,107     56,328,176     4,149,246      3,916,392   25,315,504    261,721,619
                                       ----------    -----------    ----------     ----------  -----------   ------------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............    2,120,745     48,016,883     8,717,170      3,663,973   24,748,526    258,867,872
                                       ----------    -----------    ----------     ----------  -----------   ------------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   $2,039,341    $49,353,200    $9,223,783     $3,586,773  $24,101,005   $266,688,947
                                       ==========    ===========    ==========     ==========  ===========   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                                            EQ/FRANKLIN
                                       EQ/CORE   EQ/DAVIS NEW YORK  EQ/EQUITY    EQ/EQUITY    EQ/FRANKLIN    TEMPLETON
                                     BOND INDEX*     VENTURE*       500 INDEX*  GROWTH PLUS* CORE BALANCED* ALLOCATION*
                                     ----------- ----------------- ------------ ------------ -------------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........ $1,750,214     $  230,133     $ 13,872,397 $ 1,996,020    $2,216,492   $  894,977
 Expenses:
   Asset-based charges..............  1,542,608        340,219       10,736,692   4,267,139       927,654      635,667
                                     ----------     ----------     ------------ -----------    ----------   ----------
   Net Expenses.....................  1,542,608        340,219       10,736,692   4,267,139       927,654      635,667
                                     ----------     ----------     ------------ -----------    ----------   ----------

NET INVESTMENT INCOME (LOSS)........    207,606       (110,086)       3,135,705  (2,271,119)    1,288,838      259,310
                                     ----------     ----------     ------------ -----------    ----------   ----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................   (309,555)     1,331,911       17,245,088  (2,631,241)    3,483,263    2,034,742
   Realized gain distribution from
    The Trusts......................         --             --          349,340          --            --           --
                                     ----------     ----------     ------------ -----------    ----------   ----------
 Net realized gain (loss)...........   (309,555)     1,331,911       17,594,428  (2,631,241)    3,483,263    2,034,742
                                     ----------     ----------     ------------ -----------    ----------   ----------

 Change in unrealized appreciation
   (depreciation) of investments....  2,366,021      1,418,686       83,075,715  44,087,585     1,935,083    3,822,764
                                     ----------     ----------     ------------ -----------    ----------   ----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............  2,056,466      2,750,597      100,670,143  41,456,344     5,418,346    5,857,506
                                     ----------     ----------     ------------ -----------    ----------   ----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $2,264,072     $2,640,511     $103,805,848 $39,185,225    $6,707,184   $6,116,816
                                     ==========     ==========     ============ ===========    ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                           EQ/GAMCOSMALL
                         EQ/GAMCO MERGERS     COMPANY    EQ/GLOBAL BOND EQ/GLOBAL MULTI- EQ/INTERMEDIATE  EQ/INTERNATIONAL
                         AND ACQUISITIONS*    VALUE*         PLUS*       SECTOR EQUITY*  GOVERNMENT BOND*    CORE PLUS*
                         ----------------- ------------- -------------- ---------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The
    Trusts..............    $       --      $ 5,415,282   $ 1,233,843     $ 5,300,886       $  216,384      $ 1,796,178
 Expenses:
   Asset-based charges..       248,519        5,327,352     1,074,138       4,825,393        1,165,833        1,574,635
   Less: Reduction
    for expense
    limitation..........            --               --            --              --          (11,342)              --
                            ----------      -----------   -----------     -----------       ----------      -----------
   Net Expenses.........       248,519        5,327,352     1,074,138       4,825,393        1,154,491        1,574,635
                            ----------      -----------   -----------     -----------       ----------      -----------

NET INVESTMENT INCOME
 (LOSS).................      (248,519)          87,930       159,705         475,493         (938,107)         221,543
                            ----------      -----------   -----------     -----------       ----------      -----------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain
    (loss) on
    investments.........       521,244       33,726,871     1,233,003      25,359,247          733,161          930,442
   Realized gain
    distribution from
    The Trusts..........       433,293       11,531,274     3,243,451              --          332,311               --
                            ----------      -----------   -----------     -----------       ----------      -----------
 Net realized gain
   (loss)...............       954,537       45,258,145     4,476,454      25,359,247        1,065,472          930,442
                            ----------      -----------   -----------     -----------       ----------      -----------

 Change in unrealized
   appreciation
   (depreciation) of
   investments..........        47,859       16,868,250    (2,575,551)     27,635,835         (383,986)      15,922,231
                            ----------      -----------   -----------     -----------       ----------      -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..     1,002,396       62,126,395     1,900,903      52,995,082          681,486       16,852,673
                            ----------      -----------   -----------     -----------       ----------      -----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS........    $  753,877      $62,214,325   $ 2,060,608     $53,470,575       $ (256,621)     $17,074,216
                            ==========      ===========   ===========     ===========       ==========      ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                        EQ/JPMORGAN
                                     EQ/INTERNATIONAL EQ/INTERNATIONAL     VALUE         EQ/LARGE    EQ/LARGE CAP  EQ/LARGE CAP
                                      EQUITY INDEX*     VALUE PLUS*    OPPORTUNITIES* CAP CORE PLUS* GROWTH INDEX* GROWTH PLUS*
                                     ---------------- ---------------- -------------- -------------- ------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........   $ 11,819,341     $  3,664,476     $  432,838     $  151,300    $ 1,606,990  $ 1,344,478
 Expenses:
   Asset-based charges..............      5,191,542        2,617,966        589,882        178,209      1,695,779    3,133,233
                                       ------------     ------------     ----------     ----------    -----------  -----------
   Net Expenses.....................      5,191,542        2,617,966        589,882        178,209      1,695,779    3,133,233
                                       ------------     ------------     ----------     ----------    -----------  -----------

NET INVESTMENT INCOME (LOSS)........      6,627,799        1,046,510       (157,044)       (26,909)       (88,789)  (1,788,755)
                                       ------------     ------------     ----------     ----------    -----------  -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................    (27,411,288)     (18,807,398)      (365,247)       696,962      4,588,063   10,425,351
   Realized gain distribution from
    The Trusts......................             --               --             --      1,036,019             --           --
                                       ------------     ------------     ----------     ----------    -----------  -----------
 Net realized gain (loss)...........    (27,411,288)     (18,807,398)      (365,247)     1,732,981      4,588,063   10,425,351
                                       ------------     ------------     ----------     ----------    -----------  -----------

 Change in unrealized appreciation
   (depreciation) of investments....     75,777,376       48,061,208      6,631,487         49,355     11,202,753   18,650,217
                                       ------------     ------------     ----------     ----------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............     48,366,088       29,253,810      6,266,240      1,782,336     15,790,816   29,075,568
                                       ------------     ------------     ----------     ----------    -----------  -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   $ 54,993,887     $ 30,300,320     $6,109,196     $1,755,427    $15,702,027  $27,286,813
                                       ============     ============     ==========     ==========    ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                   EQ/MFS
                                     EQ/LARGE CAP EQ/LARGE CAP  EQ/LORD ABBETT  INTERNATIONAL  EQ/MID CAP  EQ/MID CAP
                                     VALUE INDEX* VALUE PLUS*   LARGE CAP CORE*    GROWTH*       INDEX*    VALUE PLUS*
                                     ------------ ------------  --------------- ------------- -----------  -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........  $  777,014  $ 11,089,701    $  452,442     $   735,026  $ 3,211,351  $ 5,062,030
 Expenses:
   Asset-based charges..............     491,187     9,373,009       520,774         917,370    4,190,626    5,499,112
                                      ----------  ------------    ----------     -----------  -----------  -----------
   Net Expenses.....................     491,187     9,373,009       520,774         917,370    4,190,626    5,499,112
                                      ----------  ------------    ----------     -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS)........     285,827     1,716,692       (68,332)       (182,344)    (979,275)    (437,082)
                                      ----------  ------------    ----------     -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................   2,324,897   (58,332,902)    1,493,647       1,590,786   (2,334,603)  (2,141,118)
                                      ----------  ------------    ----------     -----------  -----------  -----------
 Net realized gain (loss)...........   2,324,897   (58,332,902)    1,493,647       1,590,786   (2,334,603)  (2,141,118)
                                      ----------  ------------    ----------     -----------  -----------  -----------

 Change in unrealized appreciation
   (depreciation) of investments....   2,711,222   152,399,937     3,890,413      10,431,662   49,751,851   68,424,769
                                      ----------  ------------    ----------     -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   5,036,119    94,067,035     5,384,060      12,022,448   47,417,248   66,283,651
                                      ----------  ------------    ----------     -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $5,321,946  $ 95,783,727    $5,315,728     $11,840,104  $46,437,973  $65,846,569
                                      ==========  ============    ==========     ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                      EQ/MORGAN    EQ/MUTUAL
                                       EQ/MONEY     EQ/MONTAG &    STANLEY MID CAP LARGE CAP  EQ/OPPENHEIMER EQ/PIMCO ULTRA
                                       MARKET*    CALDWELL GROWTH*     GROWTH*      EQUITY*      GLOBAL*      SHORT BOND*
                                     -----------  ---------------- --------------- ---------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........ $        --     $  333,631      $ 1,011,910   $  359,341   $  494,324     $  649,064
 Expenses:
   Asset-based charges..............   1,209,261        507,765        2,715,723      346,408      715,483      1,481,027
                                     -----------     ----------      -----------   ----------   ----------     ----------
   Net Expenses.....................   1,209,261        507,765        2,715,723      346,408      715,483      1,481,027
                                     -----------     ----------      -----------   ----------   ----------     ----------

NET INVESTMENT INCOME (LOSS)........  (1,209,261)      (174,134)      (1,703,813)      12,933     (221,159)      (831,963)
                                     -----------     ----------      -----------   ----------   ----------     ----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................      (4,881)     2,650,762        6,157,937      758,304    1,418,001         87,758
   Realized gain distribution from
    The Trusts......................          --             --        3,545,310           --           --             --
                                     -----------     ----------      -----------   ----------   ----------     ----------
 Net realized gain (loss)...........      (4,881)     2,650,762        9,703,247      758,304    1,418,001         87,758
                                     -----------     ----------      -----------   ----------   ----------     ----------

 Change in unrealized appreciation
   (depreciation) of investments....       5,689      1,648,294        5,359,705    2,434,742    8,489,212      1,055,818
                                     -----------     ----------      -----------   ----------   ----------     ----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............         808      4,299,056       15,062,952    3,193,046    9,907,213      1,143,576
                                     -----------     ----------      -----------   ----------   ----------     ----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $(1,208,453)    $4,124,922      $13,359,139   $3,205,979   $9,686,054     $  311,613
                                     ===========     ==========      ===========   ==========   ==========     ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                   EQ/SMALL
                                      EQ/QUALITY   COMPANY    EQ/T. ROWE PRICE  EQ/TEMPLETON  EQ/UBS GROWTH & EQ/VAN KAMPEN
                                      BOND PLUS*    INDEX*     GROWTH STOCK*   GLOBAL EQUITY*     INCOME*       COMSTOCK*
                                     -----------  ----------- ---------------- -------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........ $   788,325  $ 2,807,274   $        --      $  432,958     $  161,913     $  326,506
 Expenses:
   Asset-based charges..............   1,690,832    2,338,977     2,357,755         410,877        250,186        325,944
                                     -----------  -----------   -----------      ----------     ----------     ----------
   Net Expenses.....................   1,690,832    2,338,977     2,357,755         410,877        250,186        325,944
                                     -----------  -----------   -----------      ----------     ----------     ----------

NET INVESTMENT INCOME (LOSS)........    (902,507)     468,297    (2,357,755)         22,081        (88,273)           562
                                     -----------  -----------   -----------      ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................  (2,613,240)   3,022,850    12,264,853       1,474,559      1,804,301      1,780,459
   Realized gain distribution from
    The Trusts......................          --   11,211,541            --              --             --             --
                                     -----------  -----------   -----------      ----------     ----------     ----------
 Net realized gain (loss)...........  (2,613,240)  14,234,391    12,264,853       1,474,559      1,804,301      1,780,459
                                     -----------  -----------   -----------      ----------     ----------     ----------

 Change in unrealized appreciation
   (depreciation) of investments....   5,312,570    9,611,442    16,903,157       3,755,690        341,316      2,094,260
                                     -----------  -----------   -----------      ----------     ----------     ----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   2,699,330   23,845,833    29,168,010       5,230,249      2,145,617      3,874,719
                                     -----------  -----------   -----------      ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $ 1,796,823  $24,314,130   $26,810,255      $5,252,330     $2,057,344     $3,875,281
                                     ===========  ===========   ===========      ==========     ==========     ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                    FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP GOLDMAN SACHS INVESCO V.I.
                                     EQ/WELLS FARGO  CONTRAFUND(R)   EQUITY-INCOME      MID CAP      VIT MID CAP   DIVERSIFIED
                                     OMEGA GROWTH*     PORTFOLIO       PORTFOLIO       PORTFOLIO     VALUE FUND   DIVIDEND FUND
                                     -------------- --------------- --------------- --------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........  $    17,435     $ 1,438,761      $ 52,762        $ 28,422      $   99,148      $ 9,148
 Expenses:
   Asset-based charges..............    1,542,445       1,353,103        13,931          68,734          90,406        4,599
                                      -----------     -----------      --------        --------      ----------      -------
   Net Expenses.....................    1,542,445       1,353,103        13,931          68,734          90,406        4,599
                                      -----------     -----------      --------        --------      ----------      -------

NET INVESTMENT INCOME (LOSS)........   (1,525,010)         85,658        38,831         (40,312)          8,742        4,549
                                      -----------     -----------      --------        --------      ----------      -------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................    6,302,431       1,397,507        13,422          31,667         283,210        4,909
   Realized gain distribution from
    The Trusts......................    4,257,094              --        91,488         594,156              --           --
                                      -----------     -----------      --------        --------      ----------      -------
 Net realized gain (loss)...........   10,559,525       1,397,507       104,910         625,823         283,210        4,909
                                      -----------     -----------      --------        --------      ----------      -------

 Change in unrealized appreciation
   (depreciation) of investments....    9,709,315      11,049,882         9,887          46,597         717,132       46,080
                                      -----------     -----------      --------        --------      ----------      -------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   20,268,840      12,447,389       114,797         672,420       1,000,342       50,989
                                      -----------     -----------      --------        --------      ----------      -------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $18,743,830     $12,533,047      $153,628        $632,108      $1,009,084      $55,538
                                      ===========     ===========      ========        ========      ==========      =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                             INVESCO V.I.
                       INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL INVESCO V.I. MID CAP INVESCO V.I. SMALL IVY FUNDS VIP
                        REAL ESTATE FUND      YIELD FUND      GROWTH FUND    CORE EQUITY FUND    CAP EQUITY FUND      ENERGY
                       ------------------- ----------------- ------------- -------------------- ------------------ -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    The Trusts........     $  104,352          $488,454       $  208,993        $      --            $     --       $        --
 Expenses:
   Asset-based
    charges...........        252,233            90,912          173,507          111,710              54,923           246,487
                           ----------          --------       ----------        ---------            --------       -----------
   Net Expenses.......        252,233            90,912          173,507          111,710              54,923           246,487
                           ----------          --------       ----------        ---------            --------       -----------

NET INVESTMENT
 INCOME (LOSS)........       (147,881)          397,542           35,486         (111,710)            (54,923)         (246,487)
                           ----------          --------       ----------        ---------            --------       -----------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:
   Realized gain
    (loss) on
    investments.......        148,463           280,971          (14,570)         (56,717)             33,741        (1,399,861)
   Realized gain
    distribution
    from The Trusts...             --                --               --           79,195                  --                --
                           ----------          --------       ----------        ---------            --------       -----------
 Net realized gain
   (loss).............        148,463           280,971          (14,570)          22,478              33,741        (1,399,861)
                           ----------          --------       ----------        ---------            --------       -----------

 Change in
   unrealized
   appreciation
   (depreciation) of
   investments........      4,461,501           275,451        1,727,011          788,581             509,778         1,566,061
                           ----------          --------       ----------        ---------            --------       -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS..........      4,609,964           556,422        1,712,441          811,059             543,519           166,200
                           ----------          --------       ----------        ---------            --------       -----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS......     $4,462,083          $953,964       $1,747,927        $ 699,349            $488,596       $   (80,287)
                           ==========          ========       ==========        =========            ========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                            LAZARD RETIREMENT     MFS(R)
                   IVY FUNDS VIP HIGH IVY FUNDS VIP MID IVY FUNDS VIP SMALL EMERGING MARKETS   INTERNATIONAL   MFS(R) INVESTORS
                         INCOME          CAP GROWTH         CAP GROWTH      EQUITY PORTFOLIO  VALUE PORTFOLIO GROWTH STOCK SERIES
                   ------------------ ----------------- ------------------- ----------------- --------------- -------------------
INCOME AND
EXPENSES:
 Investment
   Income:
   Dividends
    from The
    Trusts........     $3,337,599        $       --          $      --         $ 1,394,757      $  696,408         $ 10,618
 Expenses:
   Asset-based
    charges.......        746,059           216,769             56,615             899,402         590,491           55,091
                       ----------        ----------          ---------         -----------      ----------         --------
   Net Expenses...        746,059           216,769             56,615             899,402         590,491           55,091
                       ----------        ----------          ---------         -----------      ----------         --------

NET INVESTMENT
 INCOME (LOSS)....      2,591,540          (216,769)           (56,615)            495,355         105,917          (44,473)
                       ----------        ----------          ---------         -----------      ----------         --------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:
   Realized gain
    (loss) on
    investments...        225,052            56,098             99,293          (1,341,773)        171,021          105,546
   Realized gain
    distribution
    from The
    Trusts........             --         1,473,376             99,733           1,012,612              --          233,979
                       ----------        ----------          ---------         -----------      ----------         --------
 Net realized
   gain (loss)....        225,052         1,529,474            199,026            (329,161)        171,021          339,525
                       ----------        ----------          ---------         -----------      ----------         --------

 Change in
   unrealized
   appreciation
   (depreciation)
   of investments.      5,955,479           151,104           (172,860)         11,761,140       5,864,928          236,991
                       ----------        ----------          ---------         -----------      ----------         --------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS             6,180,531         1,680,578             26,166          11,431,979       6,035,949          576,516
                       ----------        ----------          ---------         -----------      ----------         --------

NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.......     $8,772,071        $1,463,809          $ (30,449)        $11,927,334      $6,141,866         $532,043
                       ==========        ==========          =========         ===========      ==========         ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                      MFS(R) INVESTORS MFS(R) TECHNOLOGY MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER     MULTIMANAGER
                        TRUST SERIES       PORTFOLIO          SERIES      AGGRESSIVE EQUITY*  CORE BOND*  INTERNATIONAL EQUITY*
                      ---------------- ----------------- ---------------- ------------------ ------------ ---------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    The Trusts.......     $ 40,699        $       --        $2,175,539       $ 1,251,608     $ 2,761,825       $   748,809
 Expenses:
   Asset-based
    charges..........       62,829           195,871           407,554         7,289,071       1,659,955           683,869
   Less: Reduction
    for expense
    limitation.......           --                --                --        (2,549,069)             --                --
                          --------        ----------        ----------       -----------     -----------       -----------
   Net Expenses......       62,829           195,871           407,554         4,740,002       1,659,955           683,869
                          --------        ----------        ----------       -----------     -----------       -----------

NET INVESTMENT
 INCOME (LOSS).......      (22,130)         (195,871)        1,767,985        (3,488,394)      1,101,870            64,940
                          --------        ----------        ----------       -----------     -----------       -----------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:
   Realized gain
    (loss) on
    investments......      111,930           669,975           255,076        (2,301,002)      1,022,795        (2,270,141)
   Realized gain
    distribution
    from The Trusts..           --                --                --                --       6,568,759                --
                          --------        ----------        ----------       -----------     -----------       -----------
 Net realized gain
   (loss)............      111,930           669,975           255,076        (2,301,002)      7,591,554        (2,270,141)
                          --------        ----------        ----------       -----------     -----------       -----------

 Change in
   unrealized
   appreciation
   (depreciation)
   of investments....      609,816           821,345         1,559,970        73,343,611      (3,432,859)       10,243,045
                          --------        ----------        ----------       -----------     -----------       -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........      721,746         1,491,320         1,815,046        71,042,609       4,158,695         7,972,904
                          --------        ----------        ----------       -----------     -----------       -----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....     $699,616        $1,295,449        $3,583,031       $67,554,215     $ 5,260,565       $ 8,037,844
                          ========        ==========        ==========       ===========     ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                           MULTIMANAGER        MULTIMANAGER    MULTIMANAGER    MULTIMANAGER     MULTIMANAGER      MULTIMANAGER
                      LARGE CAP CORE EQUITY* LARGE CAP VALUE* MID CAP GROWTH* MID CAP VALUE* MULTI-SECTOR BOND* SMALL CAP GROWTH*
                      ---------------------- ---------------- --------------- -------------- ------------------ -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    The Trusts.......       $   72,094          $  573,073      $       --      $  207,551      $ 2,738,078        $       --
 Expenses:
   Asset-based
    charges..........          163,328             614,756         835,072         735,840        1,526,827           524,360
                            ----------          ----------      ----------      ----------      -----------        ----------
   Net Expenses......          163,328             614,756         835,072         735,840        1,526,827           524,360
                            ----------          ----------      ----------      ----------      -----------        ----------

NET INVESTMENT
 INCOME (LOSS).......          (91,234)            (41,683)       (835,072)       (528,289)       1,211,251          (524,360)
                            ----------          ----------      ----------      ----------      -----------        ----------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:
   Realized gain
    (loss) on
    investments......         (152,461)            (60,633)      1,271,611       3,430,720       (3,857,061)        3,444,844
                            ----------          ----------      ----------      ----------      -----------        ----------
 Net realized gain
   (loss)............         (152,461)            (60,633)      1,271,611       3,430,720       (3,857,061)        3,444,844
                            ----------          ----------      ----------      ----------      -----------        ----------

 Change in
   unrealized
   appreciation
   (depreciation)
   of investments....        1,812,989           6,509,135       7,954,264       4,337,914        7,321,493           876,022
                            ----------          ----------      ----------      ----------      -----------        ----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........        1,660,528           6,448,502       9,225,875       7,768,634        3,464,432         4,320,866
                            ----------          ----------      ----------      ----------      -----------        ----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....       $1,569,294          $6,406,819      $8,390,803      $7,240,345      $ 4,675,683        $3,796,506
                            ==========          ==========      ==========      ==========      ===========        ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                     PIMCO VARIABLE
                                                                                    INSURANCE TRUST
                           MULTIMANAGER   MULTIMANAGER       OPPENHEIMER        COMMODITY REAL RETURN(R) TARGET 2015 TARGET 2025
                         SMALL CAP VALUE* TECHNOLOGY*    MAIN STREET FUND(R)/VA    STRATEGY PORTFOLIO    ALLOCATION* ALLOCATION*
                         ---------------- ------------ ------------------------ ------------------------ ----------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The
    Trusts..............   $   637,175    $        --          $ 2,018                  $ 70,495         $  295,234  $  466,424
 Expenses:
   Asset-based charges..     1,408,866      1,517,878            3,573                    33,133            280,156     409,674
                           -----------    -----------          -------                  --------         ----------  ----------
   Net Expenses.........     1,408,866      1,517,878            3,573                    33,133            280,156     409,674
                           -----------    -----------          -------                  --------         ----------  ----------

NET INVESTMENT INCOME
 (LOSS).................      (771,691)    (1,517,878)          (1,555)                   37,362             15,078      56,750
                           -----------    -----------          -------                  --------         ----------  ----------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain
    (loss) on
    investments.........      (486,313)    11,109,883            5,114                   (88,323)           473,392   1,309,898
   Realized gain
    distribution from
    The Trusts..........            --             --               --                   116,237            425,344     418,902
                           -----------    -----------          -------                  --------         ----------  ----------
 Net realized gain
   (loss)...............      (486,313)    11,109,883            5,114                    27,914            898,736   1,728,800
                           -----------    -----------          -------                  --------         ----------  ----------

 Change in unrealized
   appreciation
   (depreciation) of
   investments..........    17,044,669      3,284,283           36,010                    12,335          1,054,067   1,647,156
                           -----------    -----------          -------                  --------         ----------  ----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..    16,558,356     14,394,166           41,124                    40,249          1,952,803   3,375,956
                           -----------    -----------          -------                  --------         ----------  ----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS........   $15,786,665    $12,876,288          $39,569                  $ 77,611         $1,967,881  $3,432,706
                           ===========    ===========          =======                  ========         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                         TARGET 2035 TARGET 2045   TEMPLETON GLOBAL   VAN ECK VIP GLOBAL
                         ALLOCATION* ALLOCATION* BOND SECURITIES FUND  HARD ASSETS FUND
                         ----------- ----------- -------------------- ------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The
    Trusts.............. $  418,614  $  304,624       $  645,209          $  78,103
 Expenses:
   Asset-based charges..    354,989     245,348          127,164            134,438
                         ----------  ----------       ----------          ---------
   Net Expenses.........    354,989     245,348          127,164            134,438
                         ----------  ----------       ----------          ---------

NET INVESTMENT INCOME
 (LOSS).................     63,625      59,276          518,045            (56,335)
                         ----------  ----------       ----------          ---------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain
    (loss) on
    investments.........  1,045,241     666,712          (30,109)          (637,706)
   Realized gain
    distribution from
    The Trusts..........    454,971     314,683           16,198            680,220
                         ----------  ----------       ----------          ---------
 Net realized gain
   (loss)...............  1,500,212     981,395          (13,911)            42,514
                         ----------  ----------       ----------          ---------

 Change in unrealized
   appreciation
   (depreciation) of
   investments..........  1,657,887   1,392,928          845,379             84,178
                         ----------  ----------       ----------          ---------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..  3,158,099   2,374,323          831,468            126,692
                         ----------  ----------       ----------          ---------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS........ $3,221,724  $2,433,599       $1,349,513          $  70,357
                         ==========  ==========       ==========          =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      ALL ASSET
                                                                                                   GROWTH-ALT 20*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   154,367  $   129,428
  Net realized gain (loss) on investments....................................................   1,088,102      829,958
  Change in unrealized appreciation (depreciation) of investments............................   1,866,134   (2,112,108)
                                                                                              -----------  -----------
  Net Increase (decrease) in net assets from operations......................................   3,108,603   (1,152,722)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   7,581,951    6,315,623
   Transfers between Variable Investment Options including guaranteed interest account, net..   5,149,541    9,144,962
   Transfers for contract benefits and terminations..........................................  (2,398,624)    (924,474)
   Contract maintenance charges..............................................................     (34,196)     (13,291)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  10,298,672   14,522,820
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account A..........         501        2,528
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  13,407,776   13,372,626
NET ASSETS -- BEGINNING OF PERIOD............................................................  25,298,887   11,926,261
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $38,706,663  $25,298,887
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         130          154
  Redeemed...................................................................................         (44)         (32)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          86          122
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                AMERICAN CENTURY VP
                                                                                                MID CAP VALUE FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   20,706  $    2,493
  Net realized gain (loss) on investments....................................................    128,149      31,886
  Change in unrealized appreciation (depreciation) of investments............................    198,500     (52,670)
                                                                                              ----------  ----------
  Net Increase (decrease) in net assets from operations......................................    347,355     (18,291)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,662,983   1,212,175
   Transfers between Variable Investment Options including guaranteed interest account, net..    121,727      18,918
   Transfers for contract benefits and terminations..........................................    (33,082)    (14,978)
   Contract maintenance charges..............................................................     (4,118)     (1,630)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  1,747,510   1,214,485
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account A..........         --         500
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,094,865   1,196,694
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,668,879     472,185
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,763,744  $1,668,879
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................         18          13
  Redeemed...................................................................................         (3)         (1)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         15          12
                                                                                              ==========  ==========

                                                                                                    AXA AGGRESSIVE
                                                                                                      ALLOCATION*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,519,117) $    255,988
  Net realized gain (loss) on investments....................................................   14,696,417     4,822,554
  Change in unrealized appreciation (depreciation) of investments............................   33,150,613   (38,727,822)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   46,327,913   (33,649,280)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   66,279,864    73,587,795
   Transfers between Variable Investment Options including guaranteed interest account, net..  (23,907,917)  (17,662,204)
   Transfers for contract benefits and terminations..........................................  (26,292,505)  (21,437,803)
   Contract maintenance charges..............................................................     (902,776)     (859,576)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowners transactions.....................   15,176,666    33,628,212
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account A..........           --        30,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   61,504,579         8,933
NET ASSETS -- BEGINNING OF PERIOD............................................................  357,021,178   357,012,245
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $418,525,757  $357,021,178
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          622           753
  Redeemed...................................................................................         (501)         (501)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          121           252
                                                                                              ============  ============
UNIT ACTIVITY CLASS II
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                     AXA BALANCED             AXA CONSERVATIVE          AXA CONSERVATIVE
                                                       STRATEGY*                 ALLOCATION*            GROWTH STRATEGY*
                                               ------------------------  --------------------------  ----------------------
                                                   2012         2011         2012          2011         2012        2011
                                               -----------  -----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (175,772) $    19,311  $   (480,522) $    561,068  $  (30,204) $    4,952
 Net realized gain (loss) on investments......     246,110      689,498     1,350,180     3,371,528      88,394     106,141
 Change in unrealized appreciation
   (depreciation) of investments..............   2,678,525   (1,867,333)    2,958,199    (3,341,680)    337,483    (283,295)
                                               -----------  -----------  ------------  ------------  ----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................   2,748,863   (1,158,524)    3,827,857       590,916     395,673    (172,202)
                                               -----------  -----------  ------------  ------------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  15,231,495   14,627,881    18,828,585    19,420,787   3,288,499   2,578,304
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   1,286,468       93,067     2,722,319     5,399,976     906,872          --
   Transfers for contract benefits and
    terminations..............................  (1,231,200)    (757,882)  (17,130,404)  (12,445,253)   (712,766)   (137,373)
   Contract maintenance charges...............    (396,471)    (222,322)     (181,409)     (156,438)    (63,597)    (38,612)
                                               -----------  -----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................  14,890,292   13,740,744     4,239,091    12,219,072   3,419,008   2,402,319
                                               -----------  -----------  ------------  ------------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............  17,639,155   12,582,220     8,066,948    12,809,988   3,814,681   2,230,117
NET ASSETS -- BEGINNING OF PERIOD.............  34,134,233   21,552,013   116,025,322   103,215,334   5,952,575   3,722,458
                                               -----------  -----------  ------------  ------------  ----------  ----------

NET ASSETS -- END OF PERIOD................... $51,773,388  $34,134,233  $124,092,270  $116,025,322  $9,767,256  $5,952,575
                                               ===========  ===========  ============  ============  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --           15            --            --          --          --
 Redeemed.....................................          (3)         (13)           --            --          --          --
                                               -----------  -----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................          (3)           2            --            --          --          --
                                               ===========  ===========  ============  ============  ==========  ==========
UNIT ACTIVITY CLASS B
 Issued.......................................         155          128           284           375          42          23
 Redeemed.....................................         (24)         (14)         (247)         (265)        (13)         (2)
                                               -----------  -----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................         131          114            37           110          29          21
                                               ===========  ===========  ============  ============  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  AXA CONSERVATIVE        AXA CONSERVATIVE-PLUS          AXA GROWTH
                                                      STRATEGY*                ALLOCATION*                STRATEGY*
                                               ----------------------  --------------------------  ----------------------
                                                  2012        2011         2012          2011         2012        2011
                                               ----------  ----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (9,359) $   10,526  $   (736,184) $    499,067  $   (5,350) $      346
 Net realized gain (loss) on investments......     23,055      34,256     4,635,444     2,805,644      12,394     (37,003)
 Change in unrealized appreciation
   (depreciation) of investments..............     83,831     (51,339)    6,032,702    (6,722,347)    115,828     (86,659)
                                               ----------  ----------  ------------  ------------  ----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................     97,527      (6,557)    9,931,962    (3,417,636)    122,872    (123,316)
                                               ----------  ----------  ------------  ------------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    875,788   1,337,673    30,850,487    32,578,576          --          --
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    697,142      64,397    (3,107,789)   (4,624,449)     (5,264)   (197,816)
   Transfers for contract benefits and
    terminations..............................   (308,159)    (88,795)  (17,102,390)  (13,924,755)    (27,561)    (37,188)
   Contract maintenance charges...............    (31,206)    (14,579)     (367,880)     (331,177)         --          --
                                               ----------  ----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................  1,233,565   1,298,696    10,272,428    13,698,195     (32,825)   (235,004)
                                               ----------  ----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --       2,002            --            --          --         (13)
                                               ----------  ----------  ------------  ------------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............  1,331,092   1,294,141    20,204,390    10,280,559      90,047    (358,333)
NET ASSETS -- BEGINNING OF PERIOD.............  2,769,194   1,475,053   160,113,107   149,832,548   1,176,574   1,534,907
                                               ----------  ----------  ------------  ------------  ----------  ----------

NET ASSETS -- END OF PERIOD................... $4,100,286  $2,769,194  $180,317,497  $160,113,107  $1,266,621  $1,176,574
                                               ==========  ==========  ============  ============  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................         --          --            --            --           3          15
 Redeemed.....................................         --          --            --            --          (3)        (17)
                                               ----------  ----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................         --          --            --            --          --          (2)
                                               ==========  ==========  ============  ============  ==========  ==========
UNIT ACTIVITY CLASS B
 Issued.......................................         18          13           347           406          --          --
 Redeemed.....................................         (6)         (1)         (261)         (292)         --          --
                                               ----------  ----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................         12          12            86           114          --          --
                                               ==========  ==========  ============  ============  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                        AXA MODERATE           AXA MODERATE GROWTH      AXA MODERATE-PLUS
                                                         ALLOCATION*              STRATEGY* (F)            ALLOCATION*
                                               ------------------------------  ------------------- --------------------------
                                                    2012            2011              2012             2012          2011
                                               --------------  --------------  ------------------- ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (2,423,795) $    9,745,454      $    9,548      $ (3,985,566) $  1,496,535
 Net realized gain (loss) on investments......      1,720,706      11,465,358          12,453         2,494,868   (17,411,389)
 Change in unrealized appreciation
   (depreciation) of investments..............    118,284,296     (72,874,301)         23,176        83,311,021   (37,194,527)
                                               --------------  --------------      ----------      ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................    117,581,207     (51,663,489)         45,177        81,820,323   (53,109,381)
                                               --------------  --------------      ----------      ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    145,708,248     163,460,368       1,541,469       119,063,673   137,254,300
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (66,730,650)    (65,737,429)      1,043,870       (55,683,884)  (43,912,940)
   Transfers for contract benefits and
    terminations..............................   (137,782,450)   (148,786,418)        (49,195)      (60,405,351)  (53,235,399)
   Contract maintenance charges...............     (2,143,994)     (2,093,925)           (264)       (1,780,572)   (1,726,164)
   Adjustments to net assets allocated to
    contracts in payout period................         49,330         420,767              --                --            --
                                               --------------  --------------      ----------      ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................    (60,899,516)    (52,736,637)      2,535,880         1,193,866    38,379,797
                                               --------------  --------------      ----------      ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....      1,051,602       1,009,349              --            31,200            --
                                               --------------  --------------      ----------      ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............     57,733,293    (103,390,777)      2,581,057        83,045,389   (14,729,584)
NET ASSETS -- BEGINNING OF PERIOD.............  1,532,116,935   1,635,507,712              --       807,741,526   822,471,110
                                               --------------  --------------      ----------      ------------  ------------

NET ASSETS -- END OF PERIOD................... $1,589,850,228  $1,532,116,935      $2,581,057      $890,786,915  $807,741,526
                                               ==============  ==============      ==========      ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          1,358           1,716              --                --            --
 Redeemed.....................................         (2,501)         (2,839)             --                --            --
                                               --------------  --------------      ----------      ------------  ------------
 Net Increase (Decrease)......................         (1,143)         (1,123)             --                --            --
                                               ==============  ==============      ==========      ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................            562             650              28             1,027         1,288
 Redeemed.....................................           (367)           (402)             (4)           (1,022)         (997)
                                               --------------  --------------      ----------      ------------  ------------
 Net Increase (Decrease)......................            195             248              24                 5           291
                                               ==============  ==============      ==========      ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                    AXA TACTICAL            AXA TACTICAL            AXA TACTICAL
                                                    MANAGER 400*            MANAGER 500*            MANAGER 2000*
                                               ----------------------  ----------------------  ----------------------
                                                  2012        2011        2012        2011        2012        2011
                                               ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (29,452) $  (25,503) $  (27,043) $  (15,490) $  (13,643) $  (12,956)
 Net realized gain (loss) on investments......    (75,122)     33,065     239,043      87,464      40,741     (13,494)
 Change in unrealized appreciation
   (depreciation) of investments..............    498,667    (372,562)    370,759    (262,625)    178,864    (125,693)
                                               ----------  ----------  ----------  ----------  ----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................    394,093    (365,000)    582,759    (190,651)    205,962    (152,143)
                                               ----------  ----------  ----------  ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    530,773     683,441   1,179,299   1,266,217     370,649     426,327
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................     (7,305)  1,389,074     480,752   1,458,891     133,027     655,110
   Transfers for contract benefits and
    terminations..............................   (233,192)    (68,432)   (345,395)    (25,772)   (132,727)    (53,599)
   Contract maintenance charges...............     (3,155)     (1,544)     (5,920)     (2,737)     (1,579)       (797)
                                               ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................    287,121   2,002,539   1,308,736   2,696,599     369,370   1,027,041
                                               ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --         454          --         501          --         485
                                               ----------  ----------  ----------  ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............    681,214   1,637,993   1,891,495   2,506,449     575,332     875,383
NET ASSETS -- BEGINNING OF PERIOD.............  2,592,201     954,208   3,721,122   1,214,673   1,291,457     416,074
                                               ----------  ----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF PERIOD................... $3,273,415  $2,592,201  $5,612,617  $3,721,122  $1,866,789  $1,291,457
                                               ==========  ==========  ==========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................         15          31          43          32          17          23
 Redeemed.....................................        (12)        (14)        (31)         (7)        (13)        (14)
                                               ----------  ----------  ----------  ----------  ----------  ----------
 Net Increase (Decrease)......................          3          17          12          25           4           9
                                               ==========  ==========  ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                    AXA TACTICAL         EQ/ALLIANCEBERNSTEIN
                                                       MANAGER         DYNAMIC WEALTH STRATEGIES    EQ/ALLIANCEBERNSTEIN
                                                   INTERNATIONAL*           PORTFOLIO* (F)            SMALL CAP GROWTH*
                                               ----------------------  ------------------------- --------------------------
                                                  2012        2011               2012                2012          2011
                                               ----------  ----------  ------------------------- ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (23,089) $   20,400         $      149         $ (3,309,693) $ (4,072,287)
 Net realized gain (loss) on investments......   (194,178)    (12,513)             9,560           29,964,869    26,769,989
 Change in unrealized appreciation
   (depreciation) of investments..............    767,834    (527,359)            20,823           13,162,841   (27,399,164)
                                               ----------  ----------         ----------         ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................    550,567    (519,472)            30,532           39,818,017    (4,701,462)
                                               ----------  ----------         ----------         ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    898,448   1,042,809            509,783           15,789,861    17,330,559
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    175,294   1,976,267            896,569          (16,538,369)  (19,286,014)
   Transfers for contract benefits and
    terminations..............................   (275,158)    (34,783)           (17,063)         (25,080,199)  (25,791,776)
   Contract maintenance charges...............     (4,082)     (1,699)              (109)            (266,333)     (280,794)
   Adjustments to net assets allocated to
    contracts in payout period................         --          --                 --             (159,416)      133,893
                                               ----------  ----------         ----------         ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................    794,502   2,982,594          1,389,180          (26,254,456)  (27,894,132)
                                               ----------  ----------         ----------         ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --       1,001                 --              158,907      (128,635)
                                               ----------  ----------         ----------         ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............  1,345,069   2,464,123          1,419,712           13,722,468   (32,724,229)
NET ASSETS -- BEGINNING OF PERIOD.............  3,102,163     638,040                 --          290,309,927   323,034,156
                                               ----------  ----------         ----------         ------------  ------------

NET ASSETS -- END OF PERIOD................... $4,447,232  $3,102,163         $1,419,712         $304,032,395  $290,309,927
                                               ==========  ==========         ==========         ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................         --          --                 --                  132           261
 Redeemed.....................................         --          --                 --                 (240)         (372)
                                               ----------  ----------         ----------         ------------  ------------
 Net Increase (Decrease)......................         --          --                 --                 (108)         (111)
                                               ==========  ==========         ==========         ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................         20          34                 15                   53            69
 Redeemed.....................................        (12)         (5)                (2)                 (60)          (94)
                                               ----------  ----------         ----------         ------------  ------------
 Net Increase (Decrease)......................          8          29                 13                   (7)          (25)
                                               ==========  ==========         ==========         ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                    EQ/AXA FRANKLIN             EQ/BLACKROCK            EQ/BOSTON ADVISORS
                                                 SMALL CAP VALUE CORE*       BASIC VALUE EQUITY*          EQUITY INCOME*
                                               ------------------------  --------------------------  ------------------------
                                                   2012         2011         2012          2011          2012         2011
                                               -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (81,404) $  (170,154) $  1,336,317  $    (92,279) $   506,613  $   327,172
 Net realized gain (loss) on investments......     577,638    1,245,770    (8,311,293)  (17,546,709)   4,567,924   (1,121,788)
 Change in unrealized appreciation
   (depreciation) of investments..............   1,543,107   (2,698,932)   56,328,176      (571,028)   4,149,246      (64,453)
                                               -----------  -----------  ------------  ------------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................   2,039,341   (1,623,316)   49,353,200   (18,210,016)   9,223,783     (859,069)
                                               -----------  -----------  ------------  ------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   1,530,753    1,598,545    47,952,016    48,369,750    6,976,894    6,285,363
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (947,358)    (463,688)  (11,142,520)    5,757,066    3,993,362   (3,328,642)
   Transfers for contract benefits and
    terminations..............................  (1,328,597)  (1,267,230)  (31,707,039)  (30,557,786)  (4,938,615)  (4,199,013)
   Contract maintenance charges...............     (11,920)     (12,375)     (375,316)     (345,940)     (63,421)     (60,420)
                                               -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................    (757,122)    (144,748)    4,727,141    23,223,090    5,968,220   (1,302,712)
                                               -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --        2,999            --            --        2,499           --
                                               -----------  -----------  ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............   1,282,219   (1,765,065)   54,080,341     5,013,074   15,194,502   (2,161,781)
NET ASSETS -- BEGINNING OF PERIOD.............  13,851,222   15,616,287   402,741,443   397,728,369   55,552,253   57,714,034
                                               -----------  -----------  ------------  ------------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $15,133,441  $13,851,222  $456,821,784  $402,741,443  $70,746,755  $55,552,253
                                               ===========  ===========  ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          44           63           415           513          155          131
 Redeemed.....................................         (52)         (63)         (369)         (361)        (107)        (143)
                                               -----------  -----------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......................          (8)          --            46           152           48          (12)
                                               ===========  ===========  ============  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  EQ/CALVERT SOCIALLY        EQ/CAPITAL GUARDIAN
                                                     RESPONSIBLE*                 RESEARCH*
                                               ------------------------  --------------------------
                                                   2012         2011         2012          2011
                                               -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (77,200) $  (216,161) $   (647,521) $   (950,724)
 Net realized gain (loss) on investments......    (252,419)    (598,773)     (566,978)   (3,369,169)
 Change in unrealized appreciation
   (depreciation) of investments..............   3,916,392      488,486    25,315,504     8,749,797
                                               -----------  -----------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   3,586,773     (326,448)   24,101,005     4,429,904
                                               -----------  -----------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   2,742,225    2,993,313     8,688,808     9,016,785
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (1,324,791)     205,342    (7,590,712)  (11,392,385)
   Transfers for contract benefits and
    terminations..............................  (1,704,440)  (1,352,899)  (13,973,266)  (15,066,165)
   Contract maintenance charges...............     (33,345)     (32,712)     (121,224)     (126,667)
   Adjustments to net assets allocated to
    contracts in payout period................          --           --            --            --
                                               -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................    (320,351)   1,813,044   (12,996,394)  (17,568,432)
                                               -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --            --            --
                                               -----------  -----------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............   3,266,422    1,486,596    11,104,611   (13,138,528)
NET ASSETS -- BEGINNING OF PERIOD.............  23,708,047   22,221,451   155,682,107   168,820,635
                                               -----------  -----------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $26,974,469  $23,708,047  $166,786,718  $155,682,107
                                               ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --           --            --            --
 Redeemed.....................................          --           --            --            --
                                               -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................          --           --            --            --
                                               ===========  ===========  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          51           69           125           115
 Redeemed.....................................         (54)         (48)         (218)         (256)
                                               -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................          (3)          21           (93)         (141)
                                               ===========  ===========  ============  ============

                                                       EQ/COMMON STOCK
                                                           INDEX*
                                               ------------------------------
                                                    2012            2011
                                               --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    7,821,075  $    2,358,501
 Net realized gain (loss) on investments......     (2,853,747)    (26,806,981)
 Change in unrealized appreciation
   (depreciation) of investments..............    261,721,619      16,325,355
                                               --------------  --------------
 Net Increase (decrease) in net assets from
   operations.................................    266,688,947      (8,123,125)
                                               --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......     55,009,274      63,856,345
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (96,691,521)   (109,386,927)
   Transfers for contract benefits and
    terminations..............................   (178,196,255)   (187,366,102)
   Contract maintenance charges...............     (1,509,507)     (1,602,267)
   Adjustments to net assets allocated to
    contracts in payout period................       (148,437)      1,455,896
                                               --------------  --------------

 Net increase (decrease) in net assets from
   contractowners transactions................   (221,536,446)   (233,043,055)
                                               --------------  --------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....      1,383,676          11,079
                                               --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.............     46,536,177    (241,155,101)
NET ASSETS -- BEGINNING OF PERIOD.............  1,929,763,554   2,170,918,655
                                               --------------  --------------

NET ASSETS -- END OF PERIOD................... $1,976,299,731  $1,929,763,554
                                               ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................            335             499
 Redeemed.....................................           (990)         (1,248)
                                               --------------  --------------
 Net Increase (Decrease)......................           (655)           (749)
                                               ==============  ==============
UNIT ACTIVITY CLASS B
 Issued.......................................             83             108
 Redeemed.....................................           (169)           (212)
                                               --------------  --------------
 Net Increase (Decrease)......................            (86)           (104)
                                               ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                      EQ/CORE BOND             EQ/DAVIS NEW YORK              EQ/EQUITY
                                                         INDEX*                    VENTURE*                  500 INDEX*
                                               --------------------------  ------------------------  --------------------------
                                                   2012          2011          2012         2011         2012          2011
                                               ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    207,606  $    734,984  $  (110,086) $  (264,606) $  3,135,705  $  2,926,959
 Net realized gain (loss) on investments......     (309,555)   (3,003,652)   1,331,911    2,525,168    17,594,428     2,998,007
 Change in unrealized appreciation
   (depreciation) of investments..............    2,366,021     6,541,464    1,418,686   (3,942,795)   83,075,715    (1,949,901)
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................    2,264,072     4,272,796    2,640,511   (1,682,233)  103,805,848     3,975,065
                                               ------------  ------------  -----------  -----------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   10,702,806    10,494,598    3,470,860    4,077,018    56,288,874    55,499,279
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   (1,242,487)   (6,569,546)  (2,643,690)  (2,708,026)  (25,634,165)  (31,444,736)
   Transfers for contract benefits and
    terminations..............................  (13,485,005)  (12,256,257)  (2,318,425)  (2,232,387)  (65,459,038)  (62,956,233)
   Contract maintenance charges...............     (124,130)     (130,168)     (22,100)     (22,711)     (688,625)     (699,124)
   Adjustments to net assets allocated to
    contracts in payout period................           --            --           --           --      (170,533)      260,413
                                               ------------  ------------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................   (4,148,816)   (8,461,373)  (1,513,355)    (886,106)  (35,663,487)  (39,340,401)
                                               ------------  ------------  -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....        1,698            --        3,400           --       170,535      (260,409)
                                               ------------  ------------  -----------  -----------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............   (1,883,046)   (4,188,577)   1,130,556   (2,568,339)   68,312,896   (35,625,745)
NET ASSETS -- BEGINNING OF PERIOD.............  122,836,713   127,025,290   25,523,724   28,092,063   763,471,535   799,097,280
                                               ------------  ------------  -----------  -----------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $120,953,667  $122,836,713  $26,654,280  $25,523,724  $831,784,431  $763,471,535
                                               ============  ============  ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................           --            --           --           --           322           408
 Redeemed.....................................           --            --           --           --          (448)         (548)
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................           --            --           --           --          (126)         (140)
                                               ============  ============  ===========  ===========  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          196           196           61           87           264           234
 Redeemed.....................................         (230)         (268)         (82)         (97)         (215)         (206)
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................          (34)          (72)         (21)         (10)           49            28
                                               ============  ============  ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                        EQ/EQUITY                 EQ/FRANKLIN               EQ/FRANKLIN
                                                      GROWTH PLUS*              CORE BALANCED*         TEMPLETON ALLOCATION*
                                               --------------------------  ------------------------  ------------------------
                                                   2012          2011          2012         2011         2012         2011
                                               ------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (2,271,119) $ (3,610,057) $ 1,288,838  $ 1,486,655  $   259,310  $   271,734
 Net realized gain (loss) on investments......   (2,631,241)  (12,289,597)   3,483,263   (2,744,561)   2,034,742     (763,323)
 Change in unrealized appreciation
   (depreciation) of investments..............   44,087,585    (8,979,323)   1,935,083      418,488    3,822,764   (2,398,689)
                                               ------------  ------------  -----------  -----------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................   39,185,225   (24,878,977)   6,707,184     (839,418)   6,116,816   (2,890,278)
                                               ------------  ------------  -----------  -----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   25,914,166    30,968,243    5,335,983    6,361,816    5,837,685    6,073,011
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (30,605,668)  (39,447,564)  (2,804,290)  (5,997,756)  (2,403,732)  (2,306,232)
   Transfers for contract benefits and
    terminations..............................  (25,063,924)  (26,925,810)  (7,351,512)  (7,366,572)  (4,212,769)  (3,105,504)
   Contract maintenance charges...............     (339,544)     (377,653)     (69,483)     (76,251)     (72,027)     (72,409)
                                               ------------  ------------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  (30,094,970)  (35,782,784)  (4,889,302)  (7,078,763)    (850,843)     588,866
                                               ------------  ------------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....       29,502         4,000           --           --           --           --
                                               ------------  ------------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............    9,119,757   (60,657,761)   1,817,882   (7,918,181)   5,265,973   (2,301,412)
NET ASSETS -- BEGINNING OF PERIOD.............  311,115,187   371,772,948   70,829,135   78,747,316   46,430,787   48,732,199
                                               ------------  ------------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $320,234,944  $311,115,187  $72,647,017  $70,829,135  $51,696,760  $46,430,787
                                               ============  ============  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          199           253          113          129          113          136
 Redeemed.....................................         (403)         (500)        (161)        (197)        (122)        (131)
                                               ------------  ------------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................         (204)         (247)         (48)         (68)          (9)           5
                                               ============  ============  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                 EQ/GAMCO MERGERS AND          EQ/GAMCO SMALL                EQ/GLOBAL
                                                     ACQUISITIONS*             COMPANY VALUE*               BOND PLUS*
                                               ------------------------  --------------------------  ------------------------
                                                   2012         2011         2012          2011          2012         2011
                                               -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (248,519) $  (217,324) $     87,930  $ (4,383,098) $   159,705  $ 1,760,404
 Net realized gain (loss) on investments......     954,537    1,467,561    45,258,145    32,392,486    4,476,454    1,073,060
 Change in unrealized appreciation
   (depreciation) of investments..............      47,859   (1,261,342)   16,868,250   (45,736,303)  (2,575,551)    (436,441)
                                               -----------  -----------  ------------  ------------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................     753,877      (11,105)   62,214,325   (17,726,915)   2,060,608    2,397,023
                                               -----------  -----------  ------------  ------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   1,459,629    1,842,087    56,481,085    54,005,905    8,544,005   10,771,381
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (646,423)   1,199,821    (2,473,639)   12,170,326      891,163    4,328,898
   Transfers for contract benefits and
    terminations..............................  (1,908,147)  (1,853,565)  (27,115,196)  (22,077,554)  (8,616,147)  (7,357,308)
   Contract maintenance charges...............     (16,777)     (15,194)     (363,138)     (317,086)     (58,965)     (54,115)
                                               -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  (1,111,718)   1,173,149    26,529,112    43,781,591      760,056    7,688,856
                                               -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --        18,002        14,916        7,599           --
                                               -----------  -----------  ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............    (357,841)   1,162,044    88,761,439    26,069,592    2,828,263   10,085,879
NET ASSETS -- BEGINNING OF PERIOD.............  19,833,238   18,671,194   367,991,904   341,922,312   83,626,451   73,540,572
                                               -----------  -----------  ------------  ------------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $19,475,397  $19,833,238  $456,753,343  $367,991,904  $86,454,714  $83,626,451
                                               ===========  ===========  ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          31           56           542           712          168          237
 Redeemed.....................................         (40)         (48)         (395)         (461)        (162)        (172)
                                               -----------  -----------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......................          (9)           8           147           251            6           65
                                               ===========  ===========  ============  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                 EQ/GLOBAL MULTI-SECTOR         EQ/INTERMEDIATE            EQ/INTERNATIONAL
                                                         EQUITY*                GOVERNMENT BOND*              CORE PLUS*
                                               --------------------------  -------------------------  --------------------------
                                                   2012          2011          2012         2011          2012          2011
                                               ------------  ------------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    475,493  $  1,816,976  $  (938,107) $   (633,406) $    221,543  $  2,085,394
 Net realized gain (loss) on investments......   25,359,247   (12,023,887)   1,065,472       320,881       930,442    (6,894,704)
 Change in unrealized appreciation
   (depreciation) of investments..............   27,635,835   (45,247,524)    (383,986)    4,141,063    15,922,231   (21,642,141)
                                               ------------  ------------  -----------  ------------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   53,470,575   (55,454,435)    (256,621)    3,828,538    17,074,216   (26,451,451)
                                               ------------  ------------  -----------  ------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   33,973,954    39,436,334    5,605,519     5,864,458    15,038,268    19,085,847
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (30,453,380)  (44,723,705)  (4,659,508)   (1,907,385)  (15,101,480)  (10,955,378)
   Transfers for contract benefits and
    terminations..............................  (29,393,074)  (32,336,934)  (9,059,486)  (10,473,148)   (9,781,238)  (10,226,414)
   Contract maintenance charges...............     (356,036)     (397,441)     (86,721)      (91,917)     (120,545)     (131,741)
   Adjustments to net assets allocated to
    contracts in payout period................           --            --       66,456        11,208            --            --
                                               ------------  ------------  -----------  ------------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (26,228,536)  (38,021,746)  (8,133,740)   (6,596,784)   (9,964,995)   (2,227,686)
                                               ------------  ------------  -----------  ------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....        5,001            --      (28,887)      (11,941)        1,999         2,001
                                               ------------  ------------  -----------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............   27,247,040   (93,476,181)  (8,419,248)   (2,780,187)    7,111,220   (28,677,136)
NET ASSETS -- BEGINNING OF PERIOD.............  354,931,657   448,407,838   95,728,891    98,509,078   119,909,810   148,586,946
                                               ------------  ------------  -----------  ------------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $382,178,697  $354,931,657  $87,309,643  $ 95,728,891  $127,021,030  $119,909,810
                                               ============  ============  ===========  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................           --            --           43            67            --            --
 Redeemed.....................................           --            --          (75)         (102)           --            --
                                               ------------  ------------  -----------  ------------  ------------  ------------
 Net Increase (Decrease)......................           --            --          (32)          (35)           --            --
                                               ============  ============  ===========  ============  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          302           387           29            46           197           271
 Redeemed.....................................         (436)         (584)         (44)          (47)         (301)         (289)
                                               ------------  ------------  -----------  ------------  ------------  ------------
 Net Increase (Decrease)......................         (134)         (197)         (15)           (1)         (104)          (18)
                                               ============  ============  ===========  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                     EQ/INTERNATIONAL            EQ/INTERNATIONAL              EQ/JPMORGAN
                                                      EQUITY INDEX*                 VALUE PLUS*           VALUE OPPORTUNITIES*
                                               ---------------------------  --------------------------  ------------------------
                                                   2012           2011          2012          2011          2012         2011
                                               ------------  -------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  6,627,799  $   7,578,347  $  1,046,510  $  1,517,012  $  (157,044) $  (124,798)
 Net realized gain (loss) on investments......  (27,411,288)   (26,743,984)  (18,807,398)  (27,918,441)    (365,247)  (5,479,571)
 Change in unrealized appreciation
   (depreciation) of investments..............   75,777,376    (40,823,026)   48,061,208   (15,263,773)   6,631,487    2,446,530
                                               ------------  -------------  ------------  ------------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................   54,993,887    (59,988,663)   30,300,320   (41,665,202)   6,109,196   (3,157,839)
                                               ------------  -------------  ------------  ------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   24,800,814     29,469,000    17,512,451    22,438,632    3,468,031    3,662,190
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (27,366,498)   (35,216,042)  (17,411,890)  (23,588,830)  (3,137,172)  (2,161,250)
   Transfers for contract benefits and
    terminations..............................  (34,906,233)   (38,960,063)  (16,575,786)  (19,392,865)  (4,219,899)  (4,189,261)
   Contract maintenance charges...............     (381,951)      (449,557)     (203,167)     (238,187)     (41,728)     (43,409)
   Adjustments to net assets allocated to
    contracts in payout period................     (148,733)       331,368            --            --           --           --
                                               ------------  -------------  ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  (38,002,601)   (44,825,294)  (16,678,392)  (20,781,250)  (3,930,768)  (2,731,730)
                                               ------------  -------------  ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....      148,733       (307,744)       21,002            --           --           --
                                               ------------  -------------  ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............   17,140,019   (105,121,701)   13,642,930   (62,446,452)   2,178,428   (5,889,569)
NET ASSETS -- BEGINNING OF PERIOD.............  394,517,057    499,638,758   198,049,095   260,495,547   43,267,054   49,156,623
                                               ------------  -------------  ------------  ------------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $411,657,076  $ 394,517,057  $211,692,025  $198,049,095  $45,445,482  $43,267,054
                                               ============  =============  ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          342            351            --            --           --           --
 Redeemed.....................................         (603)          (649)           --            --           --           --
                                               ------------  -------------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......................         (261)          (298)           --            --           --           --
                                               ============  =============  ============  ============  ===========  ===========
UNIT ACTIVITY CLASS B
 Issued.......................................           44             61           245           263           68           74
 Redeemed.....................................         (125)          (138)         (383)         (428)         (94)         (98)
                                               ------------  -------------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......................          (81)           (77)         (138)         (165)         (26)         (24)
                                               ============  =============  ============  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                     EQ/LARGE CAP               EQ/LARGE CAP                EQ/LARGE CAP
                                                      CORE PLUS*                GROWTH INDEX*             GROWTH PLUS* (B)
                                               ------------------------  --------------------------  --------------------------
                                                   2012         2011         2012          2011          2012          2011
                                               -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (26,909) $   (38,581) $    (88,789) $   (511,674) $ (1,788,755) $ (2,190,321)
 Net realized gain (loss) on investments......   1,732,981     (270,810)    4,588,063     4,003,589    10,425,351    11,477,691
 Change in unrealized appreciation
   (depreciation) of investments..............      49,355     (510,019)   11,202,753    (2,093,917)   18,650,217   (18,354,576)
                                               -----------  -----------  ------------  ------------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   1,755,427     (819,410)   15,702,027     1,397,998    27,286,813    (9,067,206)
                                               -----------  -----------  ------------  ------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   1,009,584    1,247,277     8,604,276     7,555,526    11,494,730     9,213,773
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (1,594,104)  (1,348,498)     (537,915)   (3,109,141)  (13,714,939)    4,547,125
   Transfers for contract benefits and
    terminations..............................  (1,477,645)  (1,390,143)  (10,771,430)  (10,205,367)  (19,471,137)  (19,266,781)
   Contract maintenance charges...............     (11,125)     (11,691)     (120,551)     (119,867)     (243,165)     (253,584)
                                               -----------  -----------  ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (2,073,290)  (1,503,055)   (2,825,620)   (5,878,849)  (21,934,511)   (5,759,467)
                                               -----------  -----------  ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --            --            --         1,400            --
                                               -----------  -----------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............    (317,863)  (2,322,465)   12,876,407    (4,480,851)    5,353,702   (14,826,673)
NET ASSETS -- BEGINNING OF PERIOD.............  13,804,561   16,127,026   118,558,488   123,039,339   225,298,682   240,125,355
                                               -----------  -----------  ------------  ------------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $13,486,698  $13,804,561  $131,434,895  $118,558,488  $230,652,384  $225,298,682
                                               ===========  ===========  ============  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          23           26           259           245           132           267
 Redeemed.....................................         (44)         (42)         (296)         (320)         (271)         (281)
                                               -----------  -----------  ------------  ------------  ------------  ------------
 Net Increase (Decrease)......................         (21)         (16)          (37)          (75)         (139)          (14)
                                               ===========  ===========  ============  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                     EQ/LARGE CAP                EQ/LARGE CAP              EQ/LORD ABBETT
                                                   VALUE INDEX* (C)              VALUE PLUS*               LARGE CAP CORE*
                                               ------------------------  ---------------------------  ------------------------
                                                   2012         2011         2012           2011          2012         2011
                                               -----------  -----------  ------------  -------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   285,827  $   149,972  $  1,716,692  $     (55,321) $   (68,332) $  (239,365)
 Net realized gain (loss) on investments......   2,324,897    1,765,812   (58,332,902)   (73,868,687)   1,493,647    3,069,132
 Change in unrealized appreciation
   (depreciation) of investments..............   2,711,222      133,059   152,399,937     28,991,504    3,890,413   (7,462,522)
                                               -----------  -----------  ------------  -------------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................   5,321,946    2,048,843    95,783,727    (44,932,504)   5,315,728   (4,632,755)
                                               -----------  -----------  ------------  -------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   4,265,331     (262,152)   40,653,802     46,598,894    4,346,711    6,509,801
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (1,819,926)  19,592,728   (54,062,350)   (59,246,151)  (6,476,149)     308,031
   Transfers for contract benefits and
    terminations..............................  (3,100,275)  (1,964,190)  (62,632,767)   (67,903,540)  (3,665,378)  (3,161,991)
   Contract maintenance charges...............     (34,382)     (26,809)     (675,198)      (743,624)     (26,803)     (23,102)
   Adjustments to net assets allocated to
    contracts in payout period................          --           --       (86,046)       576,375           --           --
                                               -----------  -----------  ------------  -------------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................    (689,252)  17,339,577   (76,802,559)   (80,718,046)  (5,821,619)   3,632,739
                                               -----------  -----------  ------------  -------------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....       1,600           --       109,046       (576,376)       2,999           --
                                               -----------  -----------  ------------  -------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............   4,634,294   19,388,420    19,090,214   (126,226,926)    (502,892)  (1,000,016)
NET ASSETS -- BEGINNING OF PERIOD.............  35,598,590   16,210,170   692,404,466    818,631,392   39,758,342   40,758,358
                                               -----------  -----------  ------------  -------------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $40,232,884  $35,598,590  $711,494,680  $ 692,404,466  $39,255,450  $39,758,342
                                               ===========  ===========  ============  =============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --           --           424            522           --           --
 Redeemed.....................................          --           --        (1,039)        (1,184)          --           --
                                               -----------  -----------  ------------  -------------  -----------  -----------
 Net Increase (Decrease)......................          --           --          (615)          (662)          --           --
                                               ===========  ===========  ============  =============  ===========  ===========
UNIT ACTIVITY CLASS B
 Issued.......................................         128          464            58             44           54          149
 Redeemed.....................................        (141)        (124)         (181)          (186)        (103)        (122)
                                               -----------  -----------  ------------  -------------  -----------  -----------
 Net Increase (Decrease)......................         (13)         340          (123)          (142)         (49)          27
                                               ===========  ===========  ============  =============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  EQ/MFS INTERNATIONAL            EQ/MID CAP                  EQ/MID CAP
                                                        GROWTH*                     INDEX*                    VALUE PLUS*
                                               -------------------------  --------------------------  --------------------------
                                                   2012         2011          2012          2011          2012          2011
                                               -----------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (182,344) $   (411,986) $   (979,275) $ (2,149,917) $   (437,082) $ (2,125,180)
 Net realized gain (loss) on investments......   1,590,786     7,840,562    (2,334,603)  (18,441,002)   (2,141,118)  (12,214,715)
 Change in unrealized appreciation
   (depreciation) of investments..............  10,431,662   (15,801,239)   49,751,851     9,588,070    68,424,769   (33,642,474)
                                               -----------  ------------  ------------  ------------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................  11,840,104    (8,372,663)   46,437,973   (11,002,849)   65,846,569   (47,982,369)
                                               -----------  ------------  ------------  ------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   8,849,499     8,587,619    27,187,641    29,286,056    26,778,620    31,929,188
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   1,829,230     2,503,672   (16,694,384)  (24,090,472)  (31,042,565)  (39,716,416)
   Transfers for contract benefits and
    terminations..............................  (5,165,047)   (4,989,422)  (22,949,273)  (23,349,654)  (34,975,014)  (37,536,567)
   Contract maintenance charges...............     (49,718)      (47,451)     (291,224)     (309,254)     (395,602)     (443,235)
                                               -----------  ------------  ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................   5,463,964     6,054,418   (12,747,240)  (18,463,324)  (39,634,561)  (45,767,030)
                                               -----------  ------------  ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....       3,397            --        11,999            --        11,000            --
                                               -----------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............  17,307,465    (2,318,245)   33,702,732   (29,466,173)   26,223,008   (93,749,399)
NET ASSETS -- BEGINNING OF PERIOD.............  63,075,363    65,393,608   302,529,330   331,995,503   400,010,383   493,759,782
                                               -----------  ------------  ------------  ------------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $80,382,828  $ 63,075,363  $336,232,062  $302,529,330  $426,233,391  $400,010,383
                                               ===========  ============  ============  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................         159           187           363           369           212           284
 Redeemed.....................................        (120)         (145)         (455)         (525)         (464)         (575)
                                               -----------  ------------  ------------  ------------  ------------  ------------
 Net Increase (Decrease)......................          39            42           (92)         (156)         (252)         (291)
                                               ===========  ============  ============  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                        EQ/MONEY             EQ/MONTAG & CALDWELL         EQ/MORGAN STANLEY
                                                         MARKET*                    GROWTH*                MID CAP GROWTH*
                                               --------------------------  ------------------------  --------------------------
                                                   2012          2011          2012         2011         2012          2011
                                               ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (1,209,261) $ (1,394,430) $  (174,134) $  (303,376) $ (1,703,813) $ (1,976,757)
 Net realized gain (loss) on investments......       (4,881)          283    2,650,762    3,702,704     9,703,247    37,221,592
 Change in unrealized appreciation
   (depreciation) of investments..............        5,689       (12,801)   1,648,294   (2,773,412)    5,359,705   (54,723,297)
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   (1,208,453)   (1,406,948)   4,124,922      625,916    13,359,139   (19,478,462)
                                               ------------  ------------  -----------  -----------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   27,121,855    16,272,027    2,915,746    3,516,418    34,261,350    34,507,323
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (15,369,412)    3,629,649   (2,074,517)  (4,164,046)   (6,364,911)   17,605,553
   Transfers for contract benefits and
    terminations..............................  (20,891,537)  (26,709,475)  (3,428,394)  (3,066,552)  (13,219,575)  (10,879,650)
   Contract maintenance charges...............     (115,488)     (117,391)     (28,629)     (25,369)     (176,626)     (144,445)
   Adjustments to net assets allocated to
    contracts in payout period................       52,521        56,063           --           --            --            --
                                               ------------  ------------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................   (9,202,061)   (6,869,127)  (2,615,794)  (3,739,549)   14,500,238    41,088,781
                                               ------------  ------------  -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....       14,479        39,106          491          511            --            --
                                               ------------  ------------  -----------  -----------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............  (10,396,035)   (8,236,969)   1,509,619   (3,113,122)   27,859,377    21,610,319
NET ASSETS -- BEGINNING OF PERIOD.............  105,668,677   113,905,646   37,351,650   40,464,772   187,786,715   166,176,396
                                               ------------  ------------  -----------  -----------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $ 95,272,642  $105,668,677  $38,861,269  $37,351,650  $215,646,092  $187,786,715
                                               ============  ============  ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................        7,547         3,401           --           --            --            --
 Redeemed.....................................       (7,511)       (3,341)          --           --            --            --
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................           36            60           --           --            --            --
                                               ============  ============  ===========  ===========  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................       26,804         5,489           55           68           418           626
 Redeemed.....................................      (25,325)       (4,935)         (73)         (98)         (330)         (377)
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................        1,479           554          (18)         (30)           88           249
                                               ============  ============  ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                    EQ/MUTUAL LARGE           EQ/OPPENHEIMER             EQ/PIMCO ULTRA
                                                      CAP EQUITY*                 GLOBAL*                  SHORT BOND*
                                               ------------------------  ------------------------  --------------------------
                                                   2012         2011         2012         2011         2012          2011
                                               -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    12,933  $  (113,286) $  (221,159) $  (211,811) $   (831,963) $ (1,014,080)
 Net realized gain (loss) on investments......     758,304   (1,195,134)   1,418,001    3,420,505        87,758       649,685
 Change in unrealized appreciation
   (depreciation) of investments..............   2,434,742     (265,812)   8,489,212   (8,792,992)    1,055,818    (1,512,560)
                                               -----------  -----------  -----------  -----------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   3,205,979   (1,574,232)   9,686,054   (5,584,298)      311,613    (1,876,955)
                                               -----------  -----------  -----------  -----------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   2,156,206    2,831,744    8,087,992    8,234,009    11,813,894    14,714,829
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (2,451,369)  (3,253,882)  (1,161,003)  13,023,849    (6,967,452)  (20,651,270)
   Transfers for contract benefits and
    terminations..............................  (2,586,497)  (2,603,706)  (3,985,829)  (3,444,318)  (13,862,469)  (14,103,131)
   Contract maintenance charges...............     (35,851)     (38,821)     (46,199)     (34,109)     (105,200)     (112,549)
                                               -----------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (2,917,511)  (3,064,665)   2,894,961   17,779,431    (9,121,227)  (20,152,121)
                                               -----------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --           --           --            --             4
                                               -----------  -----------  -----------  -----------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............     288,468   (4,638,897)  12,581,015   12,195,133    (8,809,614)  (22,029,072)
NET ASSETS -- BEGINNING OF PERIOD.............  25,982,775   30,621,672   49,427,605   37,232,472   123,998,060   146,027,132
                                               -----------  -----------  -----------  -----------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $26,271,243  $25,982,775  $62,008,620  $49,427,605  $115,188,446  $123,998,060
                                               ===========  ===========  ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --           --           --           --             3             3
 Redeemed.....................................          --           --           --           --            (3)           (3)
                                               -----------  -----------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................          --           --           --           --            --            --
                                               ===========  ===========  ===========  ===========  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          30           47          167          291           223           278
 Redeemed.....................................         (61)         (81)        (137)        (122)         (304)         (464)
                                               -----------  -----------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................         (31)         (34)          30          169           (81)         (186)
                                               ===========  ===========  ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                       EQ/QUALITY                   EQ/SMALL
                                                       BOND PLUS*                COMPANY INDEX*
                                               --------------------------  --------------------------
                                                   2012          2011          2012          2011
                                               ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (902,507) $  1,737,582  $    468,297  $ (1,097,688)
 Net realized gain (loss) on investments......   (2,613,240)   (4,530,559)   14,234,391    11,928,401
 Change in unrealized appreciation
   (depreciation) of investments..............    5,312,570     2,992,344     9,611,442   (20,321,282)
                                               ------------  ------------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................    1,796,823       199,367    24,314,130    (9,490,569)
                                               ------------  ------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    7,926,442     9,473,979    15,862,173    17,540,139
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   (7,598,123)  (12,790,959)  (11,923,075)  (13,153,005)
   Transfers for contract benefits and
    terminations..............................  (14,006,494)  (14,867,092)  (13,326,787)  (13,316,406)
   Contract maintenance charges...............     (121,783)     (130,282)     (161,393)     (171,786)
   Adjustments to net assets allocated to
    contracts in payout period................       (7,105)       31,133            --            --
                                               ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (13,807,063)  (18,283,221)   (9,549,082)   (9,101,058)
                                               ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....      150,961      (174,984)           --            --
                                               ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............  (11,859,279)  (18,258,838)   14,765,048   (18,591,627)
NET ASSETS -- BEGINNING OF PERIOD.............  137,603,182   155,862,020   176,092,893   194,684,520
                                               ------------  ------------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $125,743,903  $137,603,182  $190,857,941  $176,092,893
                                               ============  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................           56            74            --            --
 Redeemed.....................................         (116)         (151)           --            --
                                               ------------  ------------  ------------  ------------
 Net Increase (Decrease)......................          (60)          (77)           --            --
                                               ============  ============  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................           32            35           201           206
 Redeemed.....................................          (50)          (67)         (241)         (260)
                                               ------------  ------------  ------------  ------------
 Net Increase (Decrease)......................          (18)          (32)          (40)          (54)
                                               ============  ============  ============  ============

                                                    EQ/T. ROWE PRICE
                                                      GROWTH STOCK*
                                               --------------------------
                                                   2012          2011
                                               ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (2,357,755) $ (1,876,684)
 Net realized gain (loss) on investments......   12,264,853      (206,698)
 Change in unrealized appreciation
   (depreciation) of investments..............   16,903,157    (3,004,834)
                                               ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   26,810,255    (5,088,216)
                                               ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   26,312,793    22,981,481
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   14,123,257     3,941,259
   Transfers for contract benefits and
    terminations..............................  (12,107,073)   (8,591,224)
   Contract maintenance charges...............     (155,800)     (128,453)
   Adjustments to net assets allocated to
    contracts in payout period................           --            --
                                               ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................   28,173,177    18,203,063
                                               ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....           --            --
                                               ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............   54,983,432    13,114,847
NET ASSETS -- BEGINNING OF PERIOD.............  149,897,352   136,782,505
                                               ------------  ------------

NET ASSETS -- END OF PERIOD................... $204,880,784  $149,897,352
                                               ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................           --            --
 Redeemed.....................................           --            --
                                               ------------  ------------
 Net Increase (Decrease)......................           --            --
                                               ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          553           427
 Redeemed.....................................         (307)         (250)
                                               ------------  ------------
 Net Increase (Decrease)......................          246           177
                                               ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                     EQ/TEMPLETON                 EQ/UBS                 EQ/VAN KAMPEN
                                                    GLOBAL EQUITY*           GROWTH & INCOME*              COMSTOCK*
                                               ------------------------  ------------------------  ------------------------
                                                   2012         2011         2012         2011         2012         2011
                                               -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    22,081  $   170,759  $   (88,273) $  (116,498) $       562  $    23,748
 Net realized gain (loss) on investments......   1,474,559      644,583    1,804,301      920,554    1,780,459      929,847
 Change in unrealized appreciation
   (depreciation) of investments..............   3,755,690   (3,903,762)     341,316   (1,577,193)   2,094,260   (1,730,649)
                                               -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................   5,252,330   (3,088,420)   2,057,344     (773,137)   3,875,281     (777,054)
                                               -----------  -----------  -----------  -----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   4,337,054    4,806,874    1,287,843    1,380,835    2,005,096    1,927,364
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (1,460,613)  (1,373,993)  (1,853,562)  (3,261,313)    (389,508)      84,759
   Transfers for contract benefits and
    terminations..............................  (2,603,134)  (2,377,790)  (1,386,645)  (1,384,733)  (1,668,035)  (1,581,923)
   Contract maintenance charges...............     (44,257)     (44,866)     (15,264)     (15,951)     (18,776)     (19,396)
                                               -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................     229,050    1,010,225   (1,967,628)  (3,281,162)     (71,223)     410,804
                                               -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....       5,999           --           --           --        1,999           --
                                               -----------  -----------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............   5,487,379   (2,078,195)      89,716   (4,054,299)   3,806,057     (366,250)
NET ASSETS -- BEGINNING OF PERIOD.............  29,364,325   31,442,520   18,895,042   22,949,341   22,874,606   23,240,856
                                               -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $34,851,704  $29,364,325  $18,984,758  $18,895,042  $26,680,663  $22,874,606
                                               ===========  ===========  ===========  ===========  ===========  ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          80          103           40           37           46           51
 Redeemed.....................................         (76)         (91)         (56)         (66)         (47)         (48)
                                               -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................           4           12          (16)         (29)          (1)           3
                                               ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         FIDELITY(R) VIP
                                                     EQ/WELLS FARGO             FIDELITY(R) VIP           EQUITY-INCOME
                                                      OMEGA GROWTH*         CONTRAFUND(R) PORTFOLIO         PORTFOLIO
                                               --------------------------  -------------------------  --------------------
                                                   2012          2011          2012          2011        2012       2011
                                               ------------  ------------  ------------  -----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (1,525,010) $ (1,158,374) $     85,658  $       195  $   38,831  $ 10,361
 Net realized gain (loss) on investments......   10,559,525     9,213,843     1,397,507      551,802     104,910     7,484
 Change in unrealized appreciation
   (depreciation) of investments..............    9,709,315   (15,708,514)   11,049,882   (3,552,175)      9,887   (20,496)
                                               ------------  ------------  ------------  -----------  ----------  --------
 Net Increase (decrease) in net assets from
   operations.................................   18,743,830    (7,653,045)   12,533,047   (3,000,178)    153,628    (2,651)
                                               ------------  ------------  ------------  -----------  ----------  --------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   11,000,842    10,185,988    28,754,031   21,337,912   1,035,046   464,883
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   14,917,968    26,529,387    24,475,461   37,385,903      82,176    11,233
   Transfers for contract benefits and
    terminations..............................   (9,399,165)   (6,523,595)   (5,042,291)  (1,505,651)    (17,021)   (4,721)
   Contract maintenance charges...............      (59,028)      (51,974)      (75,329)     (28,218)     (2,883)   (1,161)
                                               ------------  ------------  ------------  -----------  ----------  --------

 Net increase (decrease) in net assets from
   contractowners transactions................   16,460,617    30,139,806    48,111,872   57,189,946   1,097,318   470,234
                                               ------------  ------------  ------------  -----------  ----------  --------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....           --            --         4,000         (217)         90        --
                                               ------------  ------------  ------------  -----------  ----------  --------

INCREASE (DECREASE) IN NET ASSETS.............   35,204,447    22,486,761    60,648,919   54,189,551   1,251,036   467,583
NET ASSETS -- BEGINNING OF PERIOD.............   96,343,363    73,856,602    71,089,190   16,899,639     659,888   192,305
                                               ------------  ------------  ------------  -----------  ----------  --------

NET ASSETS -- END OF PERIOD................... $131,547,810  $ 96,343,363  $131,738,109  $71,089,190  $1,910,924  $659,888
                                               ============  ============  ============  ===========  ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          401           503            --           --          --        --
 Redeemed.....................................         (264)         (234)           --           --          --        --
                                               ------------  ------------  ------------  -----------  ----------  --------
 Net Increase (Decrease)......................          137           269            --           --          --        --
                                               ============  ============  ============  ===========  ==========  ========
UNIT ACTIVITY SERVICE CLASS 2
 Issued.......................................           --            --           551          559          12         5
 Redeemed.....................................           --            --          (145)         (56)         (1)       (1)
                                               ------------  ------------  ------------  -----------  ----------  --------
 Net Increase (Decrease)......................           --            --           406          503          11         4
                                               ============  ============  ============  ===========  ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                               FIDELITY(R) VIP MID CAP    GOLDMAN SACHS VIT     INVESCO V.I. DIVERSIFIED
                                                      PORTFOLIO           MID CAP VALUE FUND    DIVIDEND FUND (A)(D)
                                               ----------------------  -----------------------  -----------------------
                                                  2012        2011         2012        2011       2012         2011
                                               ----------  ----------  -----------  ----------   --------     --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (40,312) $  (33,890) $     8,742  $    2,203  $  4,549     $   (711)
 Net realized gain (loss) on investments......    625,823      68,001      283,210     (30,733)    4,909        1,244
 Change in unrealized appreciation
   (depreciation) of investments..............     46,597    (474,238)     717,132     (84,427)   46,080        3,223
                                               ----------  ----------  -----------  ----------   --------     --------
 Net Increase (decrease) in net assets from
   operations.................................    632,108    (440,127)   1,009,084    (112,957)   55,538        3,756
                                               ----------  ----------  -----------  ----------   --------     --------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  3,139,570   2,764,153    1,956,864   1,102,293   474,790       51,211
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (44,825)     83,114    4,377,840   2,542,017    55,707       88,715
   Transfers for contract benefits and
    terminations..............................   (119,293)    (40,856)    (254,616)    (33,710)     (897)      (4,527)
   Contract maintenance charges...............    (12,576)     (6,298)      (5,506)     (1,736)     (308)        (140)
                                               ----------  ----------  -----------  ----------   --------     --------

 Net increase (decrease) in net assets from
   contractowners transactions................  2,962,876   2,800,113    6,074,582   3,608,864   529,292      135,259
                                               ----------  ----------  -----------  ----------   --------     --------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --         999          366         133        (7)           4
                                               ----------  ----------  -----------  ----------   --------     --------

INCREASE (DECREASE) IN NET ASSETS.............  3,594,984   2,360,985    7,084,032   3,496,040   584,823      139,019
NET ASSETS -- BEGINNING OF PERIOD.............  3,930,429   1,569,444    3,872,939     376,899   139,019           --
                                               ----------  ----------  -----------  ----------   --------     --------

NET ASSETS -- END OF PERIOD................... $7,525,413  $3,930,429  $10,956,971  $3,872,939  $723,842     $139,019
                                               ==========  ==========  ===========  ==========   ========     ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
 Issued.......................................         --          --           --          --         7        1,703
 Redeemed.....................................         --          --           --          --        (1)        (166)
                                               ----------  ----------  -----------  ----------   --------     --------
 Net Increase (Decrease)......................         --          --           --          --         6        1,537
                                               ==========  ==========  ===========  ==========   ========     ========
UNIT ACTIVITY SERVICE CLASS 2
 Issued.......................................         34          29           --          --        --           --
 Redeemed.....................................         (6)         (3)          --          --        --           --
                                               ----------  ----------  -----------  ----------   --------     --------
 Net Increase (Decrease)......................         28          26           --          --        --           --
                                               ==========  ==========  ===========  ==========   ========     ========
UNIT ACTIVITY SERVICE SHARES
 Issued.......................................         --          --          109          44        --           --
 Redeemed.....................................         --          --          (48)         (4)       --           --
                                               ----------  ----------  -----------  ----------   --------     --------
 Net Increase (Decrease)......................         --          --           61          40        --           --
                                               ==========  ==========  ===========  ==========   ========     ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                        INVESCO V.I.
                                                  INVESCO V.I. GLOBAL       INVESCO V.I. HIGH          INTERNATIONAL
                                                   REAL ESTATE FUND           YIELD FUND (E)            GROWTH FUND
                                               ------------------------  -----------------------  -----------------------
                                                   2012         2011         2012        2011         2012        2011
                                               -----------  -----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (147,881) $   305,590  $   397,542  $  (10,736) $    35,486  $  (24,984)
 Net realized gain (loss) on investments......     148,463      (82,669)     280,971      (9,770)     (14,570)      2,638
 Change in unrealized appreciation
   (depreciation) of investments..............   4,461,501   (1,181,739)     275,451      23,496    1,727,011    (473,546)
                                               -----------  -----------  -----------  ----------  -----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................   4,462,083     (958,818)     953,964       2,990    1,747,927    (495,892)
                                               -----------  -----------  -----------  ----------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   4,680,508    3,039,903    3,287,676     735,429    4,336,655   3,505,169
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  10,571,632    7,115,173    6,155,761   2,012,185    5,396,176   4,199,814
   Transfers for contract benefits and
    terminations..............................  (1,473,678)    (782,570)    (459,156)    (33,464)    (410,410)    (60,638)
   Contract maintenance charges...............     (11,819)      (4,141)      (3,301)       (325)     (14,367)     (5,474)
                                               -----------  -----------  -----------  ----------  -----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................  13,766,643    9,368,365    8,980,980   2,713,825    9,308,054   7,638,871
                                               -----------  -----------  -----------  ----------  -----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --        1,900           73         503           57          --
                                               -----------  -----------  -----------  ----------  -----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............  18,228,726    8,411,447    9,935,017   2,717,318   11,056,038   7,142,979
NET ASSETS -- BEGINNING OF PERIOD.............  12,045,915    3,634,468    2,717,318          --    8,406,647   1,263,668
                                               -----------  -----------  -----------  ----------  -----------  ----------

NET ASSETS -- END OF PERIOD................... $30,274,641  $12,045,915  $12,652,335  $2,717,318  $19,462,685  $8,406,647
                                               ===========  ===========  ===========  ==========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
 Issued.......................................         182          120          140          52          118          89
 Redeemed.....................................         (63)         (35)         (53)        (24)         (22)        (12)
                                               -----------  -----------  -----------  ----------  -----------  ----------
 Net Increase (Decrease)......................         119           85           87          28           96          77
                                               ===========  ===========  ===========  ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                INVESCO V.I. MID CAP   INVESCO V.I. SMALL CAP          IVY FUNDS
                                                  CORE EQUITY FUND           EQUITY FUND              VIP ENERGY
                                               ----------------------  ----------------------  ------------------------
                                                  2012        2011        2012        2011         2012         2011
                                               ----------  ----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (111,710) $  (56,467) $  (54,923) $  (38,320) $  (246,487) $  (155,398)
 Net realized gain (loss) on investments......     22,478      73,751      33,741    (137,187)  (1,399,861)    (113,451)
 Change in unrealized appreciation
   (depreciation) of investments..............    788,581    (595,835)    509,778    (191,054)   1,566,061   (1,874,179)
                                               ----------  ----------  ----------  ----------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................    699,349    (578,551)    488,596    (366,561)     (80,287)  (2,143,028)
                                               ----------  ----------  ----------  ----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  1,621,303   1,909,299     824,644     880,888    4,330,568    4,092,720
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  1,074,583   4,132,286    (118,408)  2,614,736    2,742,353   10,942,591
   Transfers for contract benefits and
    terminations..............................   (640,132)   (382,395)   (297,470)   (166,175)  (1,380,879)    (524,613)
   Contract maintenance charges...............     (5,725)     (2,906)     (2,743)     (1,292)     (11,933)      (5,330)
                                               ----------  ----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  2,050,029   5,656,284     406,023   3,328,157    5,680,109   14,505,368
                                               ----------  ----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --         999          --         470           --          384
                                               ----------  ----------  ----------  ----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............  2,749,378   5,078,732     894,619   2,962,066    5,599,822   12,362,724
NET ASSETS -- BEGINNING OF PERIOD.............  7,017,104   1,938,372   3,749,665     787,599   16,122,343    3,759,619
                                               ----------  ----------  ----------  ----------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $9,766,482  $7,017,104  $4,644,284  $3,749,665  $21,722,165  $16,122,343
                                               ==========  ==========  ==========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued.......................................         --          --          --          --          123          201
 Redeemed.....................................         --          --          --          --          (71)         (87)
                                               ----------  ----------  ----------  ----------  -----------  -----------
 Net Increase (Decrease)......................         --          --          --          --           52          114
                                               ==========  ==========  ==========  ==========  ===========  ===========
UNIT ACTIVITY SERIES II
 Issued.......................................         39          65          18          67           --           --
 Redeemed.....................................        (21)        (14)        (16)        (39)          --           --
                                               ----------  ----------  ----------  ----------  -----------  -----------
 Net Increase (Decrease)......................         18          51           2          28           --           --
                                               ==========  ==========  ==========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                  IVY FUNDS VIP HIGH      IVY FUNDS VIP MID CAP     IVY FUNDS VIP SMALL
                                                        INCOME                  GROWTH (E)              CAP GROWTH
                                               ------------------------  -----------------------  ----------------------
                                                   2012         2011         2012        2011        2012        2011
                                               -----------  -----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ 2,591,540  $ 1,123,834  $  (216,769) $  (18,174) $  (56,615) $  (11,227)
 Net realized gain (loss) on investments......     225,052     (231,815)   1,529,474     (63,768)    199,026    (152,768)
 Change in unrealized appreciation
   (depreciation) of investments..............   5,955,479     (456,502)     151,104      67,311    (172,860)    (99,753)
                                               -----------  -----------  -----------  ----------  ----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................   8,772,071      435,517    1,463,809     (14,631)    (30,449)   (263,748)
                                               -----------  -----------  -----------  ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  14,953,394    7,852,447    4,946,843     804,009   1,139,167     805,338
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  35,243,259   20,930,471   16,260,377   5,060,132   1,774,045   1,980,788
   Transfers for contract benefits and
    terminations..............................  (3,891,371)  (1,545,945)    (947,975)    (56,733)   (107,620)    (31,888)
   Contract maintenance charges...............     (30,061)      (8,244)      (7,066)       (451)     (3,101)     (1,104)
                                               -----------  -----------  -----------  ----------  ----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................  46,275,221   27,228,729   20,252,179   5,806,957   2,802,491   2,753,134
                                               -----------  -----------  -----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         457        2,430        4,404          --          --          --
                                               -----------  -----------  -----------  ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............  55,047,749   27,666,676   21,720,392   5,792,326   2,772,042   2,489,386
NET ASSETS -- BEGINNING OF PERIOD.............  33,348,380    5,681,704    5,792,326          --   2,757,057     267,671
                                               -----------  -----------  -----------  ----------  ----------  ----------

NET ASSETS -- END OF PERIOD................... $88,396,129  $33,348,380  $27,512,718  $5,792,326  $5,529,099  $2,757,057
                                               ===========  ===========  ===========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued.......................................         498          353          259          71          50          45
 Redeemed.....................................        (116)        (105)         (50)         (7)        (22)        (15)
                                               -----------  -----------  -----------  ----------  ----------  ----------
 Net Increase (Decrease)......................         382          248          209          64          28          30
                                               ===========  ===========  ===========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                   LAZARD RETIREMENT
                                                   EMERGING MARKETS        MFS(R) INTERNATIONAL       MFS(R) INVESTORS
                                                   EQUITY PORTFOLIO           VALUE PORTFOLIO        GROWTH STOCK SERIES
                                               ------------------------  ------------------------  ----------------------
                                                   2012         2011         2012         2011        2012        2011
                                               -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   495,355  $   551,329  $   105,917  $     8,786  $  (44,473) $  (10,590)
 Net realized gain (loss) on investments......    (329,161)    (756,474)     171,021      125,112     339,525      16,973
 Change in unrealized appreciation
   (depreciation) of investments..............  11,761,140   (7,559,136)   5,864,928   (1,156,303)    236,991     (27,650)
                                               -----------  -----------  -----------  -----------  ----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................  11,927,334   (7,764,281)   6,141,866   (1,022,405)    532,043     (21,267)
                                               -----------  -----------  -----------  -----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  17,206,069   13,915,336   12,148,835    7,025,890   1,322,332     972,849
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  20,577,756   24,946,858   15,897,187   18,684,625   1,297,442   1,343,249
   Transfers for contract benefits and
    terminations..............................  (3,946,053)  (1,526,257)  (2,154,893)    (932,803)   (280,946)    (56,538)
   Contract maintenance charges...............     (51,141)     (18,599)     (35,266)     (13,023)     (3,176)       (822)
                                               -----------  -----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................  33,786,631   37,317,338   25,855,863   24,764,689   2,335,652   2,258,738
                                               -----------  -----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --          168        4,040        2,000          --         489
                                               -----------  -----------  -----------  -----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............  45,713,965   29,553,225   32,001,769   23,744,284   2,867,695   2,237,960
NET ASSETS -- BEGINNING OF PERIOD.............  45,950,969   16,397,744   29,846,371    6,102,087   2,551,681     313,721
                                               -----------  -----------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF PERIOD................... $91,664,934  $45,950,969  $61,848,140  $29,846,371  $5,419,376  $2,551,681
                                               ===========  ===========  ===========  ===========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
 Issued.......................................          --           --          313          289          28          25
 Redeemed.....................................          --           --          (87)         (63)        (10)         (6)
                                               -----------  -----------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)......................          --           --          226          226          18          19
                                               ===========  ===========  ===========  ===========  ==========  ==========
UNIT ACTIVITY SERVICE SHARES
 Issued.......................................         491          474           --           --          --          --
 Redeemed.....................................        (163)        (119)          --           --          --          --
                                               -----------  -----------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)......................         328          355           --           --          --          --
                                               ===========  ===========  ===========  ===========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                  MFS(R) INVESTORS        MFS(R) TECHNOLOGY         MFS(R) UTILITIES
                                                    TRUST SERIES              PORTFOLIO                  SERIES
                                               ----------------------  -----------------------  ------------------------
                                                  2012        2011         2012        2011         2012         2011
                                               ----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (22,130) $  (11,799) $  (195,871) $  (76,111) $ 1,767,985  $   191,961
 Net realized gain (loss) on investments......    111,930      56,840      669,975      46,128      255,076       88,981
 Change in unrealized appreciation
   (depreciation) of investments..............    609,816    (180,498)     821,345    (189,026)   1,559,970       17,015
                                               ----------  ----------  -----------  ----------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................    699,616    (135,457)   1,295,449    (219,009)   3,583,031      297,957
                                               ----------  ----------  -----------  ----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    913,000   1,262,778    3,150,132   1,817,533    7,328,209    3,211,562
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  1,425,684     651,437    5,332,127   6,707,120   11,757,394   15,248,077
   Transfers for contract benefits and
    terminations..............................   (189,917)   (135,925)    (865,131)   (652,846)  (1,691,164)    (482,570)
   Contract maintenance charges...............     (4,334)     (2,854)      (7,491)     (2,215)     (13,172)      (2,906)
                                               ----------  ----------  -----------  ----------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  2,144,433   1,775,436    7,609,637   7,869,592   17,381,267   17,974,163
                                               ----------  ----------  -----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         66          33        1,521         498          (42)         541
                                               ----------  ----------  -----------  ----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............  2,844,115   1,640,012    8,906,607   7,651,081   20,964,256   18,272,661
NET ASSETS -- BEGINNING OF PERIOD.............  3,388,026   1,748,014    9,624,505   1,973,424   20,340,479    2,067,818
                                               ----------  ----------  -----------  ----------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $6,232,141  $3,388,026  $18,531,112  $9,624,505  $41,304,735  $20,340,479
                                               ==========  ==========  ===========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
 Issued.......................................         28          25          119         127          230          195
 Redeemed.....................................        (10)         (9)         (62)        (63)         (89)         (39)
                                               ----------  ----------  -----------  ----------  -----------  -----------
 Net Increase (Decrease)......................         18          16           57          64          141          156
                                               ==========  ==========  ===========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                       MULTIMANAGER                MULTIMANAGER
                                                    AGGRESSIVE EQUITY*              CORE BOND*
                                               ---------------------------  --------------------------
                                                   2012           2011          2012          2011
                                               ------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (3,488,394) $  (5,433,835) $  1,101,870  $  1,495,640
 Net realized gain (loss) on investments......   (2,301,002)    (5,894,524)    7,591,554     5,649,207
 Change in unrealized appreciation
   (depreciation) of investments..............   73,343,611    (27,891,336)   (3,432,859)   (2,212,270)
                                               ------------  -------------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   67,554,215    (39,219,695)    5,260,565     4,932,577
                                               ------------  -------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   15,027,084     18,244,271    15,443,303    10,802,336
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (26,975,309)   (30,747,145)   18,899,386     4,829,382
   Transfers for contract benefits and
    terminations..............................  (49,018,163)   (54,652,161)  (13,926,209)  (12,171,924)
   Contract maintenance charges...............     (542,767)      (589,041)      (88,650)      (78,067)
   Adjustments to net assets allocated to
    contracts in payout period................        6,062        218,103            --            --
                                               ------------  -------------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (61,503,093)   (67,525,973)   20,327,830     3,381,727
                                               ------------  -------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....     (190,369)      (672,541)           --            --
                                               ------------  -------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............    5,860,753   (107,418,209)   25,588,395     8,314,304
NET ASSETS -- BEGINNING OF PERIOD.............  519,431,468    626,849,677   120,054,754   111,740,450
                                               ------------  -------------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $525,292,221  $ 519,431,468  $145,643,149  $120,054,754
                                               ============  =============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          453            545            --            --
 Redeemed.....................................       (1,144)        (1,305)           --            --
                                               ------------  -------------  ------------  ------------
 Net Increase (Decrease)......................         (691)          (760)           --            --
                                               ============  =============  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................           21             31           354           285
 Redeemed.....................................          (56)           (95)         (213)         (259)
                                               ------------  -------------  ------------  ------------
 Net Increase (Decrease)......................          (35)           (64)          141            26
                                               ============  =============  ============  ============

                                                      MULTIMANAGER
                                                 INTERNATIONAL EQUITY*
                                               -------------------------
                                                   2012         2011
                                               -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    64,940  $    207,024
 Net realized gain (loss) on investments......  (2,270,141)   (7,959,375)
 Change in unrealized appreciation
   (depreciation) of investments..............  10,243,045    (4,778,334)
                                               -----------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   8,037,844   (12,530,685)
                                               -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   3,838,556     4,965,641
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (4,098,841)   (6,022,363)
   Transfers for contract benefits and
    terminations..............................  (5,210,469)   (6,951,591)
   Contract maintenance charges...............     (48,845)      (57,920)
   Adjustments to net assets allocated to
    contracts in payout period................          --            --
                                               -----------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (5,519,599)   (8,066,233)
                                               -----------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --            --
                                               -----------  ------------

INCREASE (DECREASE) IN NET ASSETS.............   2,518,245   (20,596,918)
NET ASSETS -- BEGINNING OF PERIOD.............  52,490,389    73,087,307
                                               -----------  ------------

NET ASSETS -- END OF PERIOD................... $55,008,634  $ 52,490,389
                                               ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --            --
 Redeemed.....................................          --            --
                                               -----------  ------------
 Net Increase (Decrease)......................          --            --
                                               ===========  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          57            79
 Redeemed.....................................        (104)         (142)
                                               -----------  ------------
 Net Increase (Decrease)......................         (47)          (63)
                                               ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  MULTIMANAGER LARGE         MULTIMANAGER LARGE        MULTIMANAGER MID CAP
                                                   CAP CORE EQUITY*              CAP VALUE*                  GROWTH*
                                               ------------------------  -------------------------  -------------------------
                                                   2012         2011         2012         2011          2012         2011
                                               -----------  -----------  -----------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (91,234) $  (142,193) $   (41,683) $   (148,699) $  (835,072) $   (933,646)
 Net realized gain (loss) on investments......    (152,461)    (979,653)     (60,633)   (2,218,231)   1,271,611      (535,570)
 Change in unrealized appreciation
   (depreciation) of investments..............   1,812,989      (84,016)   6,509,135    (1,068,708)   7,954,264    (4,684,186)
                                               -----------  -----------  -----------  ------------  -----------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   1,569,294   (1,205,862)   6,406,819    (3,435,638)   8,390,803    (6,153,402)
                                               -----------  -----------  -----------  ------------  -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......     584,393      794,421    3,163,236     4,511,534    3,471,945     4,096,192
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (1,146,630)    (645,992)  (4,477,644)   (5,206,177)  (5,200,480)   (5,636,353)
   Transfers for contract benefits and
    terminations..............................  (1,362,693)  (1,344,031)  (4,438,056)   (5,823,846)  (5,422,645)   (6,591,885)
   Contract maintenance charges...............     (11,129)     (12,268)     (48,149)      (50,128)     (56,436)      (61,988)
                                               -----------  -----------  -----------  ------------  -----------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (1,936,059)  (1,207,870)  (5,800,613)   (6,568,617)  (7,207,616)   (8,194,034)
                                               -----------  -----------  -----------  ------------  -----------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --        1,999            --           --            --
                                               -----------  -----------  -----------  ------------  -----------  ------------

INCREASE (DECREASE) IN NET ASSETS.............    (366,765)  (2,413,732)     608,205   (10,004,255)   1,183,187   (14,347,436)
NET ASSETS -- BEGINNING OF PERIOD.............  12,616,881   15,030,613   47,456,648    57,460,903   61,827,874    76,175,310
                                               -----------  -----------  -----------  ------------  -----------  ------------

NET ASSETS -- END OF PERIOD................... $12,250,116  $12,616,881  $48,064,853  $ 47,456,648  $63,011,061  $ 61,827,874
                                               ===========  ===========  ===========  ============  ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          11           28           37            58           51            91
 Redeemed.....................................         (28)         (40)         (83)         (112)        (113)         (160)
                                               -----------  -----------  -----------  ------------  -----------  ------------
 Net Increase (Decrease)......................         (17)         (12)         (46)          (54)         (62)          (69)
                                               ===========  ===========  ===========  ============  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  MULTIMANAGER MID CAP        MULTIMANAGER MULTI-         MULTIMANAGER SMALL
                                                         VALUE*                  SECTOR BOND*                CAP GROWTH*
                                               -------------------------  --------------------------  -------------------------
                                                   2012         2011          2012          2011          2012         2011
                                               -----------  ------------  ------------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (528,289) $   (861,445) $  1,211,251  $  3,258,963  $  (524,360) $   (606,671)
 Net realized gain (loss) on investments......   3,430,720       828,915    (3,857,061)   (7,293,340)   3,444,844       867,034
 Change in unrealized appreciation
   (depreciation) of investments..............   4,337,914    (9,970,029)    7,321,493     8,758,653      876,022    (8,288,175)
                                               -----------  ------------  ------------  ------------  -----------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   7,240,345   (10,002,559)    4,675,683     4,724,276    3,796,506    (8,027,812)
                                               -----------  ------------  ------------  ------------  -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   3,096,134     3,995,264     9,626,149     8,840,575    3,035,407     3,761,144
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (5,120,682)   (4,467,572)      156,127    (2,855,040)  (3,894,095)   (5,773,072)
   Transfers for contract benefits and
    terminations..............................  (5,369,795)   (6,483,753)  (13,422,265)  (14,246,903)  (3,458,287)   (3,612,351)
   Contract maintenance charges...............     (42,628)      (48,281)     (116,997)     (120,600)     (40,902)      (47,911)
   Adjustments to net assets allocated to
    contracts in payout period................          --            --         7,069           (51)          --            --
                                               -----------  ------------  ------------  ------------  -----------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (7,436,971)   (7,004,342)   (3,749,917)   (8,382,019)  (4,357,877)   (5,672,190)
                                               -----------  ------------  ------------  ------------  -----------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --            --        (7,069)           54     (162,859)           --
                                               -----------  ------------  ------------  ------------  -----------  ------------

INCREASE (DECREASE) IN NET ASSETS.............    (196,626)  (17,006,901)      918,697    (3,657,689)    (724,230)  (13,700,002)
NET ASSETS -- BEGINNING OF PERIOD.............  57,129,925    74,136,826   118,971,275   122,628,964   39,329,341    53,029,343
                                               -----------  ------------  ------------  ------------  -----------  ------------

NET ASSETS -- END OF PERIOD................... $56,933,299  $ 57,129,925  $119,889,972  $118,971,275  $38,605,111  $ 39,329,341
                                               ===========  ============  ============  ============  ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --            --            87            93           --            --
 Redeemed.....................................          --            --          (113)         (133)          --            --
                                               -----------  ------------  ------------  ------------  -----------  ------------
 Net Increase (Decrease)......................          --            --           (26)          (40)          --            --
                                               ===========  ============  ============  ============  ===========  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          49            83            81           101           47            83
 Redeemed.....................................        (103)         (130)          (70)         (117)         (85)         (128)
                                               -----------  ------------  ------------  ------------  -----------  ------------
 Net Increase (Decrease)......................         (54)          (47)           11           (16)         (38)          (45)
                                               ===========  ============  ============  ============  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                 MULTIMANAGER SMALL CAP           MULTIMANAGER          OPPENHEIMER MAIN
                                                         VALUE*                    TECHNOLOGY*          STREET FUND(R)/VA
                                               --------------------------  --------------------------  ------------------
                                                   2012          2011          2012          2011        2012      2011
                                               ------------  ------------  ------------  ------------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (771,691) $ (1,499,920) $ (1,517,878) $ (1,568,439) $ (1,555) $   (839)
 Net realized gain (loss) on investments......     (486,313)   (6,985,670)   11,109,883    15,655,902     5,114     1,411
 Change in unrealized appreciation
   (depreciation) of investments..............   17,044,669    (3,750,544)    3,284,283   (20,998,243)   36,010        76
                                               ------------  ------------  ------------  ------------  --------  --------
 Net Increase (decrease) in net assets from
   operations.................................   15,786,665   (12,236,134)   12,876,288    (6,910,780)   39,569       648
                                               ------------  ------------  ------------  ------------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    7,220,365     8,813,250     7,079,708     8,186,452   286,306   136,585
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   (9,164,967)  (12,911,704)   (4,585,464)   (9,959,354)   12,797      (690)
   Transfers for contract benefits and
    terminations..............................   (9,075,254)  (10,581,620)   (9,689,190)   (9,474,797)   (4,587)   (1,597)
   Contract maintenance charges...............     (114,594)     (129,776)      (97,762)     (104,264)     (718)     (258)
                                               ------------  ------------  ------------  ------------  --------  --------

 Net increase (decrease) in net assets from
   contractowners transactions................  (11,134,450)  (14,809,850)   (7,292,708)  (11,351,963)  293,798   134,040
                                               ------------  ------------  ------------  ------------  --------  --------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....           --            --         2,001            --        --       493
                                               ------------  ------------  ------------  ------------  --------  --------

INCREASE (DECREASE) IN NET ASSETS.............    4,652,215   (27,045,984)    5,585,581   (18,262,743)  333,367   135,181
NET ASSETS -- BEGINNING OF PERIOD.............  107,589,108   134,635,092   108,129,073   126,391,816   187,617    52,436
                                               ------------  ------------  ------------  ------------  --------  --------

NET ASSETS -- END OF PERIOD................... $112,241,323  $107,589,108  $113,714,654  $108,129,073  $520,984  $187,617
                                               ============  ============  ============  ============  ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................           58           101           264           299        --        --
 Redeemed.....................................         (125)         (188)         (323)         (396)       --        --
                                               ------------  ------------  ------------  ------------  --------  --------
 Net Increase (Decrease)......................          (67)          (87)          (59)          (97)       --        --
                                               ============  ============  ============  ============  ========  ========
UNIT ACTIVITY SERVICE CLASS
 Issued.......................................           --            --            --            --         2         2
                                               ------------  ------------  ------------  ------------  --------  --------
 Net Increase (Decrease)......................           --            --            --            --         2         2
                                               ============  ============  ============  ============  ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                   PIMCO VARIABLE
                                                   INSURANCE TRUST
                                               COMMODITYREALRETURN(R)         TARGET 2015               TARGET 2025
                                                 STRATEGY PORTFOLIO           ALLOCATION*               ALLOCATION*
                                               ----------------------  ------------------------  ------------------------
                                                  2012        2011         2012         2011         2012         2011
                                               ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   37,362  $  173,497  $    15,078  $    61,859  $    56,750  $    54,386
 Net realized gain (loss) on investments......     27,914       7,547      898,736    1,385,535    1,728,800      566,951
 Change in unrealized appreciation
   (depreciation) of investments..............     12,335    (374,355)   1,054,067   (2,371,761)   1,647,156   (2,192,171)
                                               ----------  ----------  -----------  -----------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................     77,611    (193,311)   1,967,881     (924,367)   3,432,706   (1,570,834)
                                               ----------  ----------  -----------  -----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  1,695,187   1,393,746    2,344,836    3,147,529    4,920,997    5,726,176
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (26,366)    181,700   (1,205,162)     (16,336)     315,095     (770,150)
   Transfers for contract benefits and
    terminations..............................    (36,168)    (15,767)  (2,090,067)  (1,477,091)  (2,668,020)  (1,545,675)
   Contract maintenance charges...............     (3,507)     (1,290)     (16,259)     (15,892)     (40,610)     (39,114)
                                               ----------  ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  1,629,146   1,558,389     (966,652)   1,638,210    2,527,462    3,371,237
                                               ----------  ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --          (1)          --           --           --        5,000
                                               ----------  ----------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............  1,706,757   1,365,077    1,001,229      713,843    5,960,168    1,805,403
NET ASSETS -- BEGINNING OF PERIOD.............  1,926,354     561,277   21,218,373   20,504,530   28,990,745   27,185,342
                                               ----------  ----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $3,633,111  $1,926,354  $22,219,602  $21,218,373  $34,950,913  $28,990,745
                                               ==========  ==========  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
 Issued.......................................         18          14           --           --           --           --
 Redeemed.....................................         (3)         (2)          --           --           --           --
                                               ----------  ----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................         15          12           --           --           --           --
                                               ==========  ==========  ===========  ===========  ===========  ===========
UNIT ACTIVITY CLASS B
 Issued.......................................         --          --           41           71           80           89
 Redeemed.....................................         --          --          (50)         (56)         (53)         (55)
                                               ----------  ----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................         --          --           (9)          15           27           34
                                               ==========  ==========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                      TARGET 2035               TARGET 2045            TEMPLETON GLOBAL
                                                      ALLOCATION*               ALLOCATION*          BOND SECURITIES FUND
                                               ------------------------  ------------------------  -----------------------
                                                   2012         2011         2012         2011         2012        2011
                                               -----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    63,625  $    39,864  $    59,276  $    11,253  $   518,045  $  178,398
 Net realized gain (loss) on investments......   1,500,212      141,811      981,395      556,773      (13,911)     44,616
 Change in unrealized appreciation
   (depreciation) of investments..............   1,657,887   (1,629,309)   1,392,928   (1,738,780)     845,379    (432,475)
                                               -----------  -----------  -----------  -----------  -----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................   3,221,724   (1,447,634)   2,433,599   (1,170,754)   1,349,513    (209,461)
                                               -----------  -----------  -----------  -----------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   5,128,691    5,424,107    4,180,394    4,303,496    6,693,387   4,372,755
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................     138,295     (378,722)     181,920     (230,129)   1,136,396     452,304
   Transfers for contract benefits and
    terminations..............................  (1,477,997)  (1,168,672)  (1,063,167)  (1,043,129)    (119,874)    (41,315)
   Contract maintenance charges...............     (63,261)     (60,106)     (58,470)     (54,476)     (15,445)     (6,546)
                                               -----------  -----------  -----------  -----------  -----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................   3,725,728    3,816,607    3,240,677    2,975,762    7,694,464   4,777,198
                                               -----------  -----------  -----------  -----------  -----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --           --           --           --         500
                                               -----------  -----------  -----------  -----------  -----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............   6,947,452    2,368,973    5,674,276    1,805,008    9,043,977   4,568,237
NET ASSETS -- BEGINNING OF PERIOD.............  23,889,538   21,520,565   16,081,826   14,276,818    6,602,887   2,034,650
                                               -----------  -----------  -----------  -----------  -----------  ----------

NET ASSETS -- END OF PERIOD................... $30,836,990  $23,889,538  $21,756,102  $16,081,826  $15,646,864  $6,602,887
                                               ===========  ===========  ===========  ===========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          73           73           58           59           --          --
 Redeemed.....................................         (36)         (34)         (24)         (27)          --          --
                                               -----------  -----------  -----------  -----------  -----------  ----------
 Net Increase (Decrease)......................          37           39           34           32           --          --
                                               ===========  ===========  ===========  ===========  ===========  ==========
UNIT ACTIVITY CLASS 2
 Issued.......................................          --           --           --           --           78          51
 Redeemed.....................................          --           --           --           --           (8)         (5)
                                               -----------  -----------  -----------  -----------  -----------  ----------
 Net Increase (Decrease)......................          --           --           --           --           70          46
                                               ===========  ===========  ===========  ===========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  VAN ECK VIP GLOBAL
                                                 HARD ASSETS FUND (E)
                                               -----------------------
                                                   2012        2011
                                               -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (56,335) $  (26,188)
 Net realized gain (loss) on investments......      42,514    (164,006)
 Change in unrealized appreciation
   (depreciation) of investments..............      84,178    (464,005)
                                               -----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................      70,357    (654,199)
                                               -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   2,788,671   1,146,487
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   5,561,675   5,888,245
   Transfers for contract benefits and
    terminations..............................    (818,326)    (65,624)
   Contract maintenance charges...............      (5,375)       (772)
                                               -----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................   7,526,645   6,968,336
                                               -----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............   7,597,002   6,314,137
NET ASSETS -- BEGINNING OF PERIOD.............   6,314,137          --
                                               -----------  ----------

NET ASSETS -- END OF PERIOD................... $13,911,139  $6,314,137
                                               ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS S SHARES
 Issued.......................................         138          94
 Redeemed.....................................         (50)        (18)
                                               -----------  ----------
 Net Increase (Decrease)......................          88          76
                                               ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Invesco V.I. Diversified Dividend Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011.
(b)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
(c)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
(d)Units were made available on May 2, 2011.
(e)Units were made available on May 20, 2011.
(f)Units were made available on June 8, 2012.

                                    FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AIM Variable Insurance Funds ("Invesco Variable Insurance Funds") American Century Variable Portfolios, Inc., AXA Premier VIP Trust ("VIP"), EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust- Variable Insurance Portfolios, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and Van Eck VIP Trust, (collectively, "The Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 .   Invesco V.I. Diversified Dividend Fund/(1)/
 .   Invesco V.I. Global Real Estate Fund
 .   Invesco V.I. High Yield Fund
 .   Invesco V.I. International Growth Fund
 .   Invesco V.I. Mid Cap Core Equity Fund
 .   Invesco V.I. Small Cap Equity Fund

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 .   American Century VP Mid Cap Value Fund

     AXA PREMIER VIP TRUST*
 .   AXA Aggressive Allocation
 .   AXA Conservative Allocation
 .   AXA Conservative-Plus Allocation
 .   AXA Moderate Allocation
 .   AXA Moderate-Plus Allocation
 .   Multimanager Aggressive Equity
 .   Multimanager Core Bond
 .   Multimanager International Equity
 .   Multimanager Large Cap Core Equity
 .   Multimanager Large Cap Value
 .   Multimanager Mid Cap Growth
 .   Multimanager Mid Cap Value
 .   Multimanager Multi-Sector Bond
 .   Multimanager Small Cap Growth
 .   Multimanager Small Cap Value
 .   Multimanager Technology
 .   Target 2015 Allocation
 .   Target 2025 Allocation
 .   Target 2035 Allocation
 .   Target 2045 Allocation

     EQ ADVISORS TRUST*
 .   All Asset Growth-Alt 20/(2)/
 .   AXA Balanced Strategy
 .   AXA Conservative Growth Strategy
 .   AXA Conservative Strategy
 .   AXA Growth Strategy
 .   AXA Moderate Growth Strategy
 .   AXA Tactical Manager 400
 .   AXA Tactical Manager 500
 .   AXA Tactical Manager 2000
 .   AXA Tactical Manager International
 .   EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio
 .   EQ/AllianceBernstein Small Cap Growth
 .   EQ/AXA Franklin Small Cap Value Core
 .   EQ/BlackRock Basic Value Equity
 .   EQ/Boston Advisors Equity Income
 .   EQ/Calvert Socially Responsible
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Core Bond Index
 .   EQ/Davis New York Venture
 .   EQ/Equity 500 Index
 .   EQ/Equity Growth PLUS
 .   EQ/Franklin Core Balanced
 .   EQ/Franklin Templeton Allocation
 .   EQ/GAMCO Mergers and Acquisitions
 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond/(3)/
 .   EQ/International Core PLUS
 .   EQ/International Equity Index
 .   EQ/International Value PLUS
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS
 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth
 .   EQ/Mid Cap Index

                                    FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Continued)

 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/Mutual Large Cap Equity
 .   EQ/Oppenheimer Global
 .   EQ/PIMCO Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/Templeton Global Equity
 .   EQ/UBS Growth & Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Equity-Income Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Templeton Global Bond Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST- VARIABLE INSURANCE PORTFOLIOS
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP High Income
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Technology Portfolio
 .   MFS(R) Utilities Series

     OPPENHEIMER VARIABLE ACCOUNT FUNDS
 .   Oppenheimer Main Street Fund(R) /VA

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio

     VAN ECK VIP TRUST
 .   Van Eck VIP Global Hard Assets Fund

   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
  (1)Formerly known as Invesco V.I. Dividend Growth Fund.
  (2)Formerly known as All Asset Allocation.
  (3)Formerly known as EQ/Intermediate Government Bond Index.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST(R) Contracts), individual tax-favored and non-qualified contracts (Variable Immediate Annuity Contracts) group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts ("Contracts").

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense risks, other expenses, financial accounting charges accumulated in the account, and
   (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

                                    FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Concluded)


   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividend income and distributions of net realized gains from The Trusts are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of the Trusts' shares (determined on the identified cost basis) and (2) distributions representing the net realized gains on investment transactions.

   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under EQUI-VEST(R) Series 100 through 801, EQUI-VEST(R) Vantage Series 900, EQUI-VEST(R) Strategies Series 900 and 901, Momentum, Momentum Plus, EQUI-VEST(R) At Retirement, Variable Immediate Annuity (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) and participant contributions under other contracts (Old Contracts, EQUIPLAN) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Payments received from Contractowners also include amounts applied to purchase contracts in payout (annuitization) period. Contractowners may allocate amounts in their individual accounts to Variable Investment Options, and/or to the guaranteed interest account, of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 48. Transfers between Variable Investment Options including the guaranteed interest account, net, represents amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 48. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to certain withdrawals under:

 .   EQUI-VEST(R) Series 100 through 801
 .   EQUI-VEST(R) Vantage Series 900
 .   EQUI-VEST(R) Strategies Series 900 and 901
 .   Momentum
 .   Momentum Plus
 .   Variable Immediate Annuity

                                    FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

2. Significant Accounting Policies (Concluded)


   Administrative charges, if any, are included in Contract maintenance charges and are deducted annually from Contractowner accounts under:

 .   EQUI-VEST(R) Series 100 through 801
 .   EQUI-VEST(R) Strategies Series 900 and 901
 .   EQUIPLAN
 .   Old Contracts

   Administrative charges, if any, are included in Contract maintenance charges and are deducted quarterly from Contractowner accounts under Momentum and Momentum Plus. Under the Variable Immediate Annuity, an administrative charge of $350 is deducted when the contract is purchased.

   Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table for business issued in 1994 and later and according to the 1969 ELAS Mortality Table for business issued prior to 1994. The assumed investment return is 3% to 5%, as regulated by the laws of various states. The mortality risk is fully borne by AXA Equitable and may result in additional amounts being transferred into the variable annuity account by AXA Equitable to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

                                         PURCHASES     SALES
                                        ----------- -----------
All Asset Growth-Alt 20................ $17,072,040 $ 5,728,927
American Century VP Mid Cap Value Fund.   2,222,372     342,610
AXA Aggressive Allocation..............  88,827,282  69,731,789
AXA Balanced Strategy..................  18,459,405   3,744,885
AXA Conservative Allocation............  37,014,179  31,568,772

                                    FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Continued)

                                                           PURCHASES      SALES
                                                          ------------ ------------
AXA Conservative Growth Strategy......................... $  4,921,527 $  1,532,723
AXA Conservative Strategy................................    1,997,875      773,669
AXA Conservative-Plus Allocation.........................   46,297,676   34,320,949
AXA Growth Strategy......................................      314,227      352,403
AXA Moderate Allocation..................................  152,490,524  196,534,710
AXA Moderate Growth Strategy.............................    2,944,173      398,745
AXA Moderate-Plus Allocation.............................  155,093,462  144,226,607
AXA Tactical Manager 400.................................    1,737,600    1,455,632
AXA Tactical Manager 500.................................    5,098,632    3,744,790
AXA Tactical Manager 2000................................    1,947,880    1,570,061
AXA Tactical Manager International.......................    1,991,851    1,220,438
EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio.    1,613,887      218,780
EQ/AllianceBernstein Small Cap Growth....................   55,998,649   67,838,323
EQ/AXA Franklin Small Cap Value Core.....................    4,318,114    5,156,640
EQ/BlackRock Basic Value Equity..........................   85,532,921   79,469,463
EQ/Boston Advisors Equity Income.........................   20,676,502   13,404,926
EQ/Calvert Socially Responsible..........................    4,598,398    4,995,949
EQ/Capital Guardian Research.............................   16,907,643   30,551,558
EQ/Common Stock Index....................................   65,532,826  277,855,145
EQ/Core Bond Index.......................................   24,593,978   28,533,490
EQ/Davis New York Venture................................    5,582,449    7,202,490
EQ/Equity 500 Index......................................  135,455,164  167,463,071
EQ/Equity Growth PLUS....................................   31,814,527   64,151,114
EQ/Franklin Core Balanced................................   14,035,187   17,635,651
EQ/Franklin Templeton Allocation.........................   10,287,220   10,878,753
EQ/GAMCO Mergers and Acquisitions........................    4,463,722    5,390,666
EQ/GAMCO Small Company Value.............................  117,418,231   79,251,913
EQ/Global Bond PLUS......................................   25,478,816   21,308,005
EQ/Global Multi-Sector Equity............................   57,805,242   83,553,284
EQ/Intermediate Government Bond..........................   11,954,033   20,694,618
EQ/International Core PLUS...............................   22,709,646   32,451,099
EQ/International Equity Index............................   54,699,755   85,925,824
EQ/International Value PLUS..............................   30,527,916   46,138,796
EQ/JPMorgan Value Opportunities..........................    8,927,139   13,014,951
EQ/Large Cap Core PLUS...................................    3,310,405    4,374,585
EQ/Large Cap Growth Index................................   23,763,376   26,677,785
EQ/Large Cap Growth PLUS.................................   20,271,686   43,993,552
EQ/Large Cap Value Index.................................    8,927,177    9,329,002
EQ/Large Cap Value PLUS..................................   60,340,385  135,317,206
EQ/Lord Abbett Large Cap Core............................    7,017,380   12,904,332
EQ/MFS International Growth..............................   23,108,682   17,823,665
EQ/Mid Cap Index.........................................   45,771,135   59,485,651
EQ/Mid Cap Value PLUS....................................   38,165,803   78,226,446
EQ/Money Market..........................................   78,382,880   88,779,723
EQ/Montag & Caldwell Growth..............................    7,716,119   10,505,546
EQ/Morgan Stanley Mid Cap Growth.........................   72,483,400   56,141,665
EQ/Mutual Large Cap Equity...............................    3,045,213    5,949,791
EQ/Oppenheimer Global....................................   17,506,544   14,832,742
EQ/PIMCO Ultra Short Bond................................   24,831,319   34,784,509
EQ/Quality Bond PLUS.....................................   15,033,006   29,735,468
EQ/Small Company Index...................................   43,364,820   41,234,064
EQ/T. Rowe Price Growth Stock............................   63,834,901   38,019,479
EQ/Templeton Global Equity...............................    7,199,529    6,942,399
EQ/UBS Growth & Income...................................    4,762,536    6,818,437

                                    FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Concluded)

                                                                           PURCHASES     SALES
                                                                          ----------- -----------
EQ/Van Kampen Comstock................................................... $ 5,366,237 $ 5,434,899
EQ/Wells Fargo Omega Growth..............................................  51,918,423  32,725,722
Fidelity(R) VIP Contrafund(R) Portfolio..................................  67,253,445  19,051,915
Fidelity(R) VIP Equity-Income Portfolio..................................   1,348,682     121,045
Fidelity(R) VIP Mid Cap Portfolio........................................   4,283,448     766,728
Goldman Sachs VIT Mid Cap Value Fund.....................................  10,725,528   4,641,705
Invesco V.I. Diversified Dividend Fund...................................     603,436      69,596
Invesco V.I. Global Real Estate Fund.....................................  21,246,655   7,627,893
Invesco V.I. High Yield Fund.............................................  14,944,453   5,565,931
Invesco V.I. International Growth Fund...................................  11,697,422   2,353,883
Invesco V.I. Mid Cap Core Equity Fund....................................   4,377,569   2,360,055
Invesco V.I. Small Cap Equity Fund.......................................   2,339,532   1,988,432
Ivy Funds VIP Energy.....................................................  13,733,437   8,299,815
Ivy Funds VIP High Income................................................  63,787,456  14,920,696
Ivy Funds VIP Mid Cap Growth.............................................  26,585,712   5,076,926
Ivy Funds VIP Small Cap Growth...........................................   4,777,799   1,932,190
Lazard Retirement Emerging Markets Equity Portfolio......................  52,839,385  17,544,787
MFS(R) International Value Portfolio.....................................  36,510,370  10,547,090
MFS(R) Investors Growth Stock Series.....................................   3,882,186   1,357,028
MFS(R) Investors Trust Series............................................   3,358,516   1,236,215
MFS(R) Technology Portfolio..............................................  15,691,358   8,277,089
MFS(R) Utilities Series..................................................  30,399,433  11,250,180
Multimanager Aggressive Equity...........................................  17,679,469  82,866,186
Multimanager Core Bond...................................................  60,711,337  32,712,878
Multimanager International Equity........................................   7,162,142  12,616,801
Multimanager Large Cap Core Equity.......................................   1,264,178   3,291,471
Multimanager Large Cap Value.............................................   5,166,383  11,006,680
Multimanager Mid Cap Growth..............................................   6,184,498  14,227,186
Multimanager Mid Cap Value...............................................   7,029,818  14,995,078
Multimanager Multi-Sector Bond...........................................  25,429,932  27,975,667
Multimanager Small Cap Growth............................................   5,459,100  10,339,336
Multimanager Small Cap Value.............................................  10,445,509  22,351,650
Multimanager Technology..................................................  32,749,097  41,557,682
Oppenheimer Main Street Fund(R)/VA.......................................     351,214      58,971
PIMCO Variable Insurance Trust Commodityrealreturn(R) Strategy Portfolio.   2,281,390     498,645
Target 2015 Allocation...................................................   4,936,246   5,462,476
Target 2025 Allocation...................................................   8,872,533   5,869,419
Target 2035 Allocation...................................................   8,159,828   3,915,504
Target 2045 Allocation...................................................   6,192,115   2,577,479
Templeton Global Bond Securities Fund....................................   9,193,759     965,052
Van Eck VIP Global Hard Assets Fund......................................  12,548,765   4,398,235

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are categorized by the share class of the Portfolio. All share classes are subject to fees for investment management and advisory services and other Trust expenses and are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Directors and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge annually a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments

                                    FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

5. Expenses and Related Party Transactions (Concluded)

   are attributable. These fees and expenses are reflected in the net asset value of the shares of the Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and its affiliates serve as investment manager of the Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.12% to a high of 1.40% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0.30% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network"). AXA Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with AXA Distributors.

6. Reorganizations

   In 2012, there were no reorganizations within the Variable Investment Options of the Account.

   In 2011, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives.

   In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby certain Portfolios of EQAT and VIP (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQAT and VIP (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, reorganizations which occurred in 2011 were treated as mergers.

   In 2011, a fund reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco V.I. Diversified Dividend Fund. On April 29, 2011, Invesco V.I. Financial Services Fund exchanged all of its assets and liabilities for equivalent interests in Invesco V.I. Diversified Dividend Fund. For accounting purposes, the reorganization which occurred in 2011 was treated as a merger.

                                    FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

6. Reorganizations (Concluded)


-------------------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
-------------------------------------------------------------------------------------------------------
 APRIL 29, 2011           INVESCO V.I. FINANCIAL SERVICES FUND INVESCO V.I. DIVERSIFIED DIVIDEND FUND
-------------------------------------------------------------------------------------------------------
Shares -- Series II            10,932                                 4,239
Value -- Series II        $      5.89                          $      15.19
Net Assets Before Merger  $    64,390                          $         --
Net Assets After Merger   $        --                          $     64,390
-------------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH           EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------
Shares -- Class B           1,457,589                            14,915,711
Value -- Class B          $     13.86                          $      17.57
Net Assets Before Merger  $20,202,177                          $241,866,858
Net Assets After Merger   $        --                          $262,069,035
-------------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/LORD ABBETT GROWTH AND INCOME     EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------
Shares -- Class B           1,978,505                             6,927,143
Value -- Class B          $     10.68                          $       5.61
Net Assets Before Merger  $21,130,433                          $ 17,730,838
Net Assets After Merger   $        --                          $ 38,861,271

7. Contractowner Charges


   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the Account for the following charges:

                                           MORTALITY AND                FINANCIAL
                                           EXPENSE RISKS OTHER EXPENSES ACCOUNTING TOTAL
                                           ------------- -------------- ---------- -----

OLD CONTRACTS                                  0.58%          0.16%          --    0.74%

EQUIPLAN(R) CONTRACTS                          0.58%          0.16%          --    0.74%

EQUI-VEST(R) SERIES 100

EQ/Money Market,
EQ/Common Stock Index.....................     0.56%          0.60%        0.24%   1.40%

All Other Funds...........................     0.50%          0.60%        0.24%   1.34%

MOMENTUM CONTRACTS

EQ/Money Market,
EQ/Common Stock Index.....................     0.65%          0.60%        0.24%   1.49%

All Other Funds...........................     0.50%          0.60%        0.24%   1.34%

EQUI-VEST(R) SERIES 200

EQ/Money Market,
EQ/Common Stock Index.....................     1.15%          0.25%          --    1.40%

All Other Funds...........................     1.09%          0.25%          --    1.34%

EQUI-VEST(R) SERIES 201

All Funds.................................     0.95%          0.25%          --    1.20%

EQUI-VEST(R) SERIES 300 AND 400 CONTRACTS

EQ/Money Market, EQ/Common Stock Index,
Multimanager Aggressive Equity and
AXA Moderate Allocation...................     1.10%          0.25%          --    1.35%

All Other Funds...........................     1.10%          0.24%          --    1.34%

                                    FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Continued)

                                              MORTALITY AND                FINANCIAL
                                              EXPENSE RISKS OTHER EXPENSES ACCOUNTING TOTAL
                                              ------------- -------------- ---------- -----

MOMENTUM PLUS CONTRACTS                           1.10%          0.25%         --     1.35%

EQUI-VEST(R) SERIES 500 CONTRACTS                 1.20%          0.25%         --     1.45%

EQUI-VEST(R) AT RETIREMENT

1.30% All Funds..............................     0.80%          0.50%         --     1.30%

1.25% All Funds..............................     0.75%          0.50%         --     1.25%

EQUI-VEST(R) SERIES 600 AND 800 CONTRACTS         0.95%          0.25%         --     1.20%

EQUI-VEST(R) VANTAGE CONTRACTS

0.90% All Funds..............................     0.90%            --          --     0.90%

0.70% All Funds..............................     0.70%            --          --     0.70%

0.50% All Funds..............................     0.50%            --          --     0.50%

0.40% All Funds..............................     0.40%            --          --     0.40%

EQUI-VEST(R) STRATEGIES CONTRACTS SERIES 900

1.20% All Funds..............................     1.20%            --          --     1.20%

0.90% All Funds..............................     0.90%            --          --     0.90%

0.70% All Funds..............................     0.70%            --          --     0.70%

0.50% All Funds..............................     0.50%            --          --     0.50%

0.25% All Funds..............................     0.25%            --          --     0.25%

EQUI-VEST(R) STRATEGIES CONTRACTS SERIES 901

0.00% All Funds..............................      .00%            --          --     0.00%

0.25% All Funds..............................     0.25%            --          --     0.25%

0.50% All Funds..............................     0.50%            --          --     0.50%

0.70% All Funds..............................     0.70%            --          --     0.70%

0.80% All Funds..............................     0.80%            --          --     0.80%

0.90% All Funds..............................     0.90%            --          --     0.90%

1.00% All Funds..............................     1.00%            --          --     1.00%

1.10% All Funds..............................     1.10%            --          --     1.10%

EQUI-VEST(R) EXPRESS SERIES 700 CONTRACTS         0.70%          0.25%         --     0.95%

EQUI-VEST(R) EXPRESS SERIES 701 CONTRACTS

1.10% All Funds..............................     0.85%          0.25%         --     1.10%

EQUI-VEST(R) SERIES 801 CONTRACTS

1.25% All Funds..............................     1.00%          0.25%         --     1.25%

VARIABLE IMMEDIATE ANNUITY

0.50% All Funds..............................     0.40%          0.10%         --     0.50%

   The charges may be retained in the Account by AXA Equitable and, to the extent retained, participate in the net investment results of the Trusts ratably with assets attributable to the Contracts. Under the terms of the Contracts, the aggregate of these asset charges and the charges of The Trusts for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST Series 100/200 and Momentum Contracts for EQ/Money Market, EQ/Common Stock Index, Multimanager Aggressive Equity and AXA Moderate Allocation Variable Investment Options and 1% of all portfolios of the Old Contracts and EQUIPLAN Contracts (the "Cap"). Fees for advisory services in excess of the Cap are refunded to the Variable Investment Options from AXA Equitable's General Account. Direct operating expenses in excess of the Cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

                                    FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Continued)


   For EQUI-VEST(R) Series 200 and EQUI-VEST(R) Series 201 for participants of employer plans that are subject to the rules of the Teachers Retirement System of Texas as well as EQUI-VEST(R) Vantage and EQUI-VEST(R) Strategies Contracts under Optional Retirement Programs in Texas, the total Separate Account A annual expenses and total expenses of the Trust, when added together, are not permitted to exceed 2.75% (except for Multimanager Aggressive Equity, AXA Moderate Allocation, EQ/Common Stock Index and EQ/Money Market options in EQUI-VEST(R) series 200, which are not permitted to exceed 1.75%). Fees for advisory services in excess of the cap are refunded to the Variable Investment Options from AXA Equitable's general account. Direct operating expenses in excess of the cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

   The table below lists all the fees charged by the Variable Investment Option assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                             WHEN CHARGE
               CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                   HOW DEDUCTED
                -------                       -----------                    ---------------                    ------------

Annual Administrative charge            Annual                  LOW - $0 depending on the product and      Unit liquidation from
                                                                account value.                             account value

                                                                HIGH - Depending on account value, $50 if  Unit liquidation from
                                                                the account value on the last business     account value
                                                                day of the contract year is less than
                                                                $100,000.

Withdrawal Charge                       At time of transaction  LOW - 5% of withdrawals or contributions   Unit liquidation from
                                                                made in the current and prior five         account value
                                                                participation years, whichever is less.

                                                                HIGH - 7% of contributions withdrawn,
                                                                declining by 1% each contract years
                                                                following each contribution.

                                                                Exceptions and limitations may eliminate
                                                                or reduce the withdrawal charge.

Plan Loan charges                       At time of transaction  $25 set-up fee and $6 quarterly            Unit liquidation from
                                                                recordkeeping fee                          account value

Variable Immediate Annuity Payout       At time of transaction  $350 annuity administration fee            Unit liquidation from
option                                                                                                     account value

Charge for third-party transfer or      At time of transaction  $0 to $65                                  Unit liquidation from
exchange                                                                                                   account value

Enhanced death benefit charge           Participation date      0.15% of account value                     Unit liquidation from
                                        anniversary                                                        account value

Guaranteed Minimum Income Benefit                               0.65%                                      Unit liquidation from
                                                                                                           account value

Guaranteed Withdrawal Benefit for Life                          LOW - 0.60% for single life option;        Unit liquidation from
                                                                    0.75% for joint life option            account value

                                                                HIGH - 0.75% for single life;
                                                                    0.90% for joint life

Sales Premium and Other Applicable                              Current tax charge varies by jurisdiction  Deducted from the
Taxes                                                           and ranges from 0% to 3.5%.                amount applied to
                                                                                                           provide an annuity
                                                                                                           payout option

                                    FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Concluded)

                                          WHEN CHARGE
            CHARGES                       IS DEDUCTED                       AMOUNT DEDUCTED                   HOW DEDUCTED
             -------                      -----------                       ---------------                    ------------

Guaranteed minimum death benefit                               STANDARD DEATH BENEFIT (AVAILABLE ONLY     Unit liquidation from
charge                                                         WITH THE GUARANTEED MINIMUM INCOME         account value
                                                               BENEFIT) - 0.00%

                                                               GWBL STANDARD DEATH BENEFIT - 0.00%

                                                               ANNUAL RACHET TO AGE 85 - 0.25% of the
                                                               Annual Rachet to age 85 benefit base

                                                               GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL
                                                               RACHET TO AGE 85 - 0.60% of the greater
                                                               of 6% roll-up to age 85 benefit base, as
                                                               applicable

                                                               GWBL ENHANCED DEATH BENEFIT - 0.30% of
                                                               the GWBL Enhance death benefit base

Personal Income Benefit Charge    Contract/Participation Date  1.00% of the Personal Income Benefit       Unit liquidation from
                                  Anniversary                  account value                              account value

Wire Transfer Charge              At time of transaction       $90 for outgoing wire transfers            Unit liquidation from
                                                                                                          account value

Express Mail Charge               At time of transaction       $35 for checks sent by express delivery    Unit liquidation from
                                                                                                          account value

8. Financial Highlights

   The ranges for the total return ratios and unit values correspond to product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                          YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------
                                                                    UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ------------------- ----------------- -------------- ---------
ALL ASSET GROWTH-ALT 20
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B (l)     $128.21            --                   --             --        11.43%
      Highest contract charge 1.45% Class B (l)    $124.20            --                   --             --        10.36%
      All contract charges                              --           309              $38,706           1.74%          --
2011  Lowest contract charge 0.50% Class B (l)     $115.06            --                   --             --        (3.97)%
      Highest contract charge 1.45% Class B (l)    $112.54            --                   --             --        (4.89)%
      All contract charges                              --           223              $25,298           1.97%          --
2010  Lowest contract charge 0.50% Class B (l)     $119.82            --                   --             --        14.41%
      Highest contract charge 1.45% Class B (l)    $118.33            --                   --             --        13.31%
      All contract charges                              --           101              $11,926           2.90%          --
2009  Lowest contract charge 0.50% Class B (l)     $104.73            --                   --             --         2.75%
      Highest contract charge 1.45% Class B (l)    $104.43            --                   --             --         2.47%
      All contract charges                              --            20              $ 2,043           4.20%          --
AMERICAN CENTURY VP MID CAP VALUE
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Class II (n)    $121.35            --                   --             --        15.65%
      Highest contract charge 1.20% Class II (n)   $119.06            --                   --             --        14.83%
      All contract charges                              --            31              $ 3,763           2.00%          --
2011  Lowest contract charge 0.70% Class II (n)    $104.57            --                   --             --        (1.53)%
      Highest contract charge 1.20% Class II (n)   $103.68            --                   --             --        (2.03)%
      All contract charges                              --            16              $ 1,668           1.44%          --

                                    FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------
                                                                    UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ------------------- ----------------- -------------- ---------
AMERICAN CENTURY VP MID CAP VALUE (CONTINUED)
2010  Lowest contract charge 0.90% Class II (n)    $106.06             --                  --             --         6.01%
      Highest contract charge 1.20% Class II (n)   $105.83             --                  --             --         5.79%
      All contract charges                              --              4            $    472           2.34%          --
AXA AGGRESSIVE ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B         $146.13             --                  --             --        13.60%
      Highest contract charge 1.45% Class B        $133.71             --                  --             --        12.51%
      All contract charges                              --          3,104            $418,515           0.89%          --
2011  Lowest contract charge 0.50% Class B         $128.63             --                  --             --        (7.96)%
      Highest contract charge 1.45% Class B        $118.84             --                  --             --        (8.84)%
      All contract charges                              --          2,983            $357,014           1.34%          --
2010  Lowest contract charge 0.50% Class B         $139.76             --                  --             --        12.51%
      Highest contract charge 1.45% Class B        $130.37             --                  --             --        11.44%
      All contract charges                              --          2,731            $357,010           1.71%          --
2009  Lowest contract charge 0.50% Class B         $124.22             --                  --             --        26.65%
      Highest contract charge 1.45% Class B        $116.99             --                  --             --        25.44%
      All contract charges                              --          2,255            $264,074           1.16%          --
2008  Lowest contract charge 0.50% Class B         $ 98.08             --                  --             --       (39.50)%
      Highest contract charge 1.45% Class B        $ 93.26             --                  --             --       (40.08)%
      All contract charges                              --          1,573            $146,691           1.79%          --
AXA BALANCED STRATEGY
      Unit Value 1.10% to 1.25%*
2012  Lowest contract charge 1.10% Class A (m)     $116.35             --                  --             --         7.33%
      Highest contract charge 1.25% Class A (m)    $115.77             --                  --             --         7.17%
      All contract charges                              --              2            $    245           0.89%          --
2011  Lowest contract charge 1.10% Class A (m)     $108.40             --                  --             --        (3.22)%
      Highest contract charge 1.25% Class A (m)    $108.02             --                  --             --        (3.37)%
      All contract charges                              --              5            $    544           1.36%          --
2010  Lowest contract charge 1.10% Class A (m)     $112.01             --                  --             --         9.12%
      Highest contract charge 1.25% Class A (m)    $111.79             --                  --             --         8.96%
      All contract charges                              --              3            $    350           1.92%          --
2009  Lowest contract charge 1.10% Class A (m)     $102.65             --                  --             --         1.93%
      Highest contract charge 1.25% Class A (m)    $102.60             --                  --             --         1.89%
      All contract charges                              --              4            $    394           2.34%          --
AXA BALANCED STRATEGY
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B (v)     $103.82             --                  --             --         5.32%
      Highest contract charge 1.30% Class B (k)    $123.78             --                  --             --         7.12%
      All contract charges                              --            421            $ 51,523           0.89%          --
2011  Lowest contract charge 1.25% Class B (k)     $115.70             --                  --             --        (3.61)%
      Highest contract charge 1.30% Class B (k)    $115.55             --                  --             --        (3.66)%
      All contract charges                              --            290            $ 33,585           1.36%          --
2010  Lowest contract charge 1.25% Class B (k)     $120.03             --                  --             --         8.68%
      Highest contract charge 1.30% Class B (k)    $119.94             --                  --             --         8.62%
      All contract charges                              --            176            $ 21,202           1.92%          --
2009  Lowest contract charge 1.25% Class B (k)     $110.45             --                  --             --        12.64%
      Highest contract charge 1.30% Class B (k)    $110.42             --                  --             --        12.60%
      All contract charges                              --             51            $  5,642           2.34%          --
AXA CONSERVATIVE ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B         $133.63             --                  --             --         4.06%
      Highest contract charge 1.45% Class B        $122.28             --                  --             --         3.06%
      All contract charges                              --          1,025            $124,090           0.85%          --

                                    FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
AXA CONSERVATIVE ALLOCATION (CONTINUED)
2011  Lowest contract charge 0.50% Class B        $128.42             --                  --             --         1.39%
      Highest contract charge 1.45% Class B       $118.65             --                  --             --         0.42%
      All contract charges                             --            988            $116,023           1.76%          --
2010  Lowest contract charge 0.50% Class B        $126.66             --                  --             --         6.73%
      Highest contract charge 1.45% Class B       $118.15             --                  --             --         5.71%
      All contract charges                             --            878            $103,215           2.41%          --
2009  Lowest contract charge 0.50% Class B        $118.67             --                  --             --         9.27%
      Highest contract charge 1.45% Class B       $111.77             --                  --             --         8.24%
      All contract charges                             --            701            $ 78,154           2.54%          --
2008  Lowest contract charge 0.50% Class B        $108.60             --                  --             --       (11.46)%
      Highest contract charge 1.45% Class B       $103.26             --                  --             --       (12.31)%
      All contract charges                             --            539            $ 55,833           4.85%          --
AXA CONSERVATIVE GROWTH STRATEGY
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B (v)    $103.19             --                  --             --         4.35%
      Highest contract charge 1.30% Class B (k)   $121.18             --                  --             --         5.81%
      All contract charges                             --             81            $  9,766           0.92%          --
2011  Lowest contract charge 1.25% Class B (k)    $114.67             --                  --             --        (2.62)%
      Highest contract charge 1.30% Class B (k)   $114.53             --                  --             --        (2.67)%
      All contract charges                             --             52            $  5,951           1.39%          --
2010  Lowest contract charge 1.25% Class B (k)    $117.76             --                  --             --         7.76%
      Highest contract charge 1.30% Class B (k)   $117.67             --                  --             --         7.74%
      All contract charges                             --             31            $  3,722           1.71%          --
2009  Lowest contract charge 1.25% Class B (k)    $109.28             --                  --             --        10.60%
      Highest contract charge 1.30% Class B (k)   $109.22             --                  --             --        10.58%
      All contract charges                             --             10            $  1,140           1.96%          --
AXA CONSERVATIVE STRATEGY
      Unit Value 0.90% to 1.30%*
2012  Lowest contract charge 0.90% Class B (v)    $101.61             --                  --             --         2.14%
      Highest contract charge 1.30% Class B (k)   $101.32             --                  --             --         3.13%
      All contract charges                             --             37            $  4,099           1.00%          --
2011  Lowest contract charge 1.25% Class B (k)    $111.12             --                  --             --        (0.54)%
      Highest contract charge 1.30% Class B (k)   $110.98             --                  --             --        (0.59)%
      All contract charges                             --             25            $  2,768           1.90%          --
2010  Lowest contract charge 1.25% Class B (k)    $111.72             --                  --             --         5.94%
      Highest contract charge 1.30% Class B (k)   $111.64             --                  --             --         5.89%
      All contract charges                             --             13            $  1,475           2.37%          --
2009  Lowest contract charge 1.25% Class B (k)    $105.46             --                  --             --         5.67%
      Highest contract charge 1.30% Class B (k)   $105.43             --                  --             --         5.64%
      All contract charges                             --              3            $    275           2.59%          --
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B        $136.50             --                  --             --         6.83%
      Highest contract charge 1.45% Class B       $124.91             --                  --             --         5.81%
      All contract charges                             --          1,444            $180,296           0.84%          --
2011  Lowest contract charge 0.50% Class B        $127.77             --                  --             --        (1.21)%
      Highest contract charge 1.45% Class B       $118.05             --                  --             --        (2.15)%
      All contract charges                             --          1,358            $160,091           1.58%          --
2010  Lowest contract charge 0.50% Class B        $129.33             --                  --             --         8.52%
      Highest contract charge 1.45% Class B       $120.64             --                  --             --         7.49%
      All contract charges                             --          1,244            $149,815           2.16%          --
2009  Lowest contract charge 0.50% Class B        $119.17             --                  --             --        13.85%
      Highest contract charge 1.45% Class B       $112.23             --                  --             --        12.76%
      All contract charges                             --          1,056            $118,182           2.15%          --

                                    FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
AXA CONSERVATIVE-PLUS ALLOCATION (CONTINUED)
2008  Lowest contract charge 0.50% Class B        $104.67             --                   --            --       (19.83)%
      Highest contract charge 1.45% Class B       $ 99.53             --                   --            --       (20.59)%
      All contract charges                             --            800           $   79,752          3.64%          --
AXA GROWTH STRATEGY
      Unit Value 1.10% to 1.25%*
2012  Lowest contract charge 1.10% Class A (m)    $119.81             --                   --            --         9.99%
      Highest contract charge 1.25% Class A (m)   $119.21             --                   --            --         9.82%
      All contract charges                             --             11           $    1,267          0.73%          --
2011  Lowest contract charge 1.10% Class A (m)    $108.93             --                   --            --        (5.21)%
      Highest contract charge 1.25% Class A (m)   $108.55             --                   --            --        (5.35)%
      All contract charges                             --             11           $    1,177          1.19%          --
2010  Lowest contract charge 1.10% Class A (m)    $114.92             --                   --            --        10.72%
      Highest contract charge 1.25% Class A (m)   $114.69             --                   --            --        10.56%
      All contract charges                             --             13           $    1,535          1.56%          --
2009  Lowest contract charge 1.10% Class A (m)    $103.79             --                   --            --         2.87%
      Highest contract charge 1.25% Class A (m)   $103.74             --                   --            --         2.84%
      All contract charges                             --             14           $    1,474          1.76%          --
AXA MODERATE ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A        $111.06             --                   --            --         8.26%
      Highest contract charge 1.45% Class A       $139.83             --                   --            --         7.22%
      All contract charges                             --         16,009           $1,275,105          0.78%          --
2011  Lowest contract charge 0.50% Class A        $102.59             --                   --            --        (2.64)%
      Highest contract charge 1.45% Class A       $130.42             --                   --            --        (3.56)%
      All contract charges                             --         17,152           $1,263,112          1.69%          --
2010  Lowest contract charge 0.50% Class A        $105.37             --                   --            --         9.63%
      Highest contract charge 1.45% Class A       $135.24             --                   --            --         8.59%
      All contract charges                             --         18,275           $1,387,456          2.37%          --
2009  Lowest contract charge 0.50% Class A        $ 96.11             --                   --            --        16.72%
      Highest contract charge 1.45% Class A       $124.54             --                   --            --        15.60%
      All contract charges                             --         18,864           $1,310,255          1.65%          --
2008  Lowest contract charge 0.50% Class A        $ 82.34             --                   --            --       (24.67)%
      Highest contract charge 1.45% Class A       $107.73             --                   --            --       (25.38)%
      All contract charges                             --         19,014           $1,142,587          3.70%          --
AXA MODERATE ALLOCATION
      Unit Value 0.40% to 1.30%*
2012  Lowest contract charge 0.40% Class B (w)    $102.42             --                   --            --         2.26%
      Highest contract charge 1.30% Class B       $104.38             --                   --            --         7.40%
      All contract charges                             --          2,366           $  307,939          0.78%          --
2011  Lowest contract charge 0.50% Class B        $118.42             --                   --            --        (2.88)%
      Highest contract charge 1.30% Class B       $ 97.19             --                   --            --        (3.65)%
      All contract charges                             --          2,171           $  261,855          1.69%          --
2010  Lowest contract charge 0.50% Class B        $121.93             --                   --            --         9.36%
      Highest contract charge 1.30% Class B       $100.87             --                   --            --         8.50%
      All contract charges                             --          1,923           $  240,775          2.37%          --
2009  Lowest contract charge 0.50% Class B        $111.49             --                   --            --        16.43%
      Highest contract charge 1.30% Class B       $ 92.97             --                   --            --        15.51%
      All contract charges                             --          1,585           $  183,180          1.65%          --
2008  Lowest contract charge 0.50% Class B        $ 95.76             --                   --            --       (24.85)%
      Highest contract charge 1.30% Class B       $ 80.49             --                   --            --       (25.44)%
      All contract charges                             --          1,338           $  136,760          3.70%          --

                                    FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
AXA MODERATE GROWTH STRATEGY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B (v)    $104.44             --                  --             --         6.29%
      Highest contract charge 1.45% Class B (v)   $103.79             --                  --             --         5.70%
      All contract charges                             --             24            $  2,581           1.62%          --
AXA MODERATE-PLUS ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B        $147.66             --                  --             --        10.96%
      Highest contract charge 1.45% Class B       $135.12             --                  --             --         9.91%
      All contract charges                             --          6,573            $890,720           0.81%          --
2011  Lowest contract charge 0.50% Class B        $133.07             --                  --             --        (5.43)%
      Highest contract charge 1.45% Class B       $122.94             --                  --             --        (6.34)%
      All contract charges                             --          6,568            $807,708           1.45%          --
2010  Lowest contract charge 0.50% Class B        $140.71             --                  --             --        11.00%
      Highest contract charge 1.45% Class B       $131.26             --                  --             --         9.94%
      All contract charges                             --          6,277            $822,427           1.82%          --
2009  Lowest contract charge 0.50% Class B        $126.77             --                  --             --        21.35%
      Highest contract charge 1.45% Class B       $119.39             --                  --             --        20.18%
      All contract charges                             --          5,622            $668,768           1.48%          --
2008  Lowest contract charge 0.50% Class B        $104.47             --                  --             --       (32.12)%
      Highest contract charge 1.45% Class B       $ 99.34             --                  --             --       (32.77)%
      All contract charges                             --          4,565            $452,172           2.45%          --
AXA TACTICAL MANAGER 400
      Unit Value 0.40% to 1.34%*
2012  Lowest contract charge 0.40% Class B (w)    $104.96             --                  --             --         4.46%
      Highest contract charge 1.34% Class B (n)   $124.57             --                  --             --        14.91%
      All contract charges                             --             28            $  3,273           0.23%          --
2011  Lowest contract charge 0.70% Class B (n)    $109.35             --                  --             --        (8.86)%
      Highest contract charge 1.34% Class B (n)   $108.41             --                  --             --        (9.45)%
      All contract charges                             --             25            $  2,592           0.05%          --
2010  Lowest contract charge 0.70% Class B (n)    $119.98             --                  --             --        14.37%
      Highest contract charge 1.34% Class B (n)   $119.72             --                  --             --        14.17%
      All contract charges                             --              8            $    954           0.00%          --
AXA TACTICAL MANAGER 500
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Class B (n)    $125.95             --                  --             --        14.01%
      Highest contract charge 1.34% Class B (n)   $124.07             --                  --             --        13.27%
      All contract charges                             --             47            $  5,612           0.66%          --
2011  Lowest contract charge 0.70% Class B (n)    $110.47             --                  --             --        (4.42)%
      Highest contract charge 1.34% Class B (n)   $109.53             --                  --             --        (5.03)%
      All contract charges                             --             35            $  3,721           0.64%          --
2010  Lowest contract charge 0.70% Class B (n)    $115.58             --                  --             --        10.26%
      Highest contract charge 1.34% Class B (n)   $115.33             --                  --             --        10.06%
      All contract charges                             --             10            $  1,215           0.69%          --
AXA TACTICAL MANAGER 2000
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Class B (n)    $126.30             --                  --             --        14.64%
      Highest contract charge 1.34% Class B (n)   $124.41             --                  --             --        13.90%
      All contract charges                             --             16            $  1,867           0.34%          --
2011  Lowest contract charge 0.70% Class B (n)    $110.17             --                  --             --       (11.18)%
      Highest contract charge 1.34% Class B (n)   $109.23             --                  --             --       (11.75)%
      All contract charges                             --             12            $  1,291           0.03%          --
2010  Lowest contract charge 0.70% Class B (n)    $124.04             --                  --             --        17.16%
      Highest contract charge 1.34% Class B (n)   $123.77             --                  --             --        16.95%
      All contract charges                             --              3            $    416           0.08%          --

                                    FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
AXA TACTICAL MANAGER INTERNATIONAL
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Class B (n)    $107.84             --                  --             --        15.77%
      Highest contract charge 1.34% Class B (n)   $106.23             --                  --             --        15.03%
      All contract charges                             --             42            $  4,447           0.66%          --
2011  Lowest contract charge 0.70% Class B (n)    $ 93.15             --                  --             --       (16.64)%
      Highest contract charge 1.34% Class B (n)   $ 92.35             --                  --             --       (17.17)%
      All contract charges                             --             34            $  3,102           2.30%          --
2010  Lowest contract charge 0.70% Class B (n)    $111.74             --                  --             --         6.88%
      Highest contract charge 1.34% Class B (n)   $111.50             --                  --             --         6.68%
      All contract charges                             --              5            $    638           1.76%          --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Class B (v)    $103.63             --                  --             --         6.00%
      Highest contract charge 1.34% Class B (v)   $103.20             --                  --             --         5.62%
      All contract charges                             --             13            $  1,420           0.72%          --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A        $136.80             --                  --             --        15.01%
      Highest contract charge 1.45% Class A       $168.20             --                  --             --        13.91%
      All contract charges                             --          1,112            $259,067           0.21%          --
2011  Lowest contract charge 0.50% Class A        $118.95             --                  --             --        (0.89)%
      Highest contract charge 1.45% Class A       $147.66             --                  --             --        (1.84)%
      All contract charges                             --          1,220            $249,306           0.00%          --
2010  Lowest contract charge 0.50% Class A        $120.02             --                  --             --        32.92%
      Highest contract charge 1.45% Class A       $150.43             --                  --             --        31.64%
      All contract charges                             --          1,331            $276,722           0.05%          --
2009  Lowest contract charge 0.50% Class A        $ 90.30             --                  --             --        35.32%
      Highest contract charge 1.45% Class A       $114.27             --                  --             --        34.04%
      All contract charges                             --          1,403            $221,353           0.15%          --
2008  Lowest contract charge 0.50% Class A        $ 66.73             --                  --             --       (44.79)%
      Highest contract charge 1.45% Class A       $ 85.25             --                  --             --       (45.32)%
      All contract charges                             --          1,444            $169,875           0.01%          --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B        $130.85             --                  --             --        15.00%
      Highest contract charge 1.30% Class B       $128.59             --                  --             --        14.10%
      All contract charges                             --            248            $ 42,946           0.21%          --
2011  Lowest contract charge 0.50% Class B        $113.78             --                  --             --        (1.14)%
      Highest contract charge 1.30% Class B       $112.70             --                  --             --        (1.92)%
      All contract charges                             --            255            $ 39,148           0.00%          --
2010  Lowest contract charge 0.50% Class B        $115.09             --                  --             --        32.58%
      Highest contract charge 1.30% Class B       $114.91             --                  --             --        31.54%
      All contract charges                             --            280            $ 44,323           0.05%          --
2009  Lowest contract charge 0.50% Class B        $ 86.81             --                  --             --        35.01%
      Highest contract charge 1.30% Class B       $ 87.36             --                  --             --        33.93%
      All contract charges                             --            301            $ 36,400           0.15%          --
2008  Lowest contract charge 0.50% Class B        $ 64.30             --                  --             --       (44.93)%
      Highest contract charge 1.30% Class B       $ 65.23             --                  --             --       (45.37)%
      All contract charges                             --            318            $ 29,108           0.01%          --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B        $107.84             --                  --             --        16.24%
      Highest contract charge 1.45% Class B       $101.50             --                  --             --        15.13%
      All contract charges                             --            148            $ 15,132           0.72%          --

                                    FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE (CONTINUED)
2011  Lowest contract charge 0.50% Class B       $ 92.77             --                  --             --       (10.03)%
      Highest contract charge 1.45% Class B      $ 88.16             --                  --             --       (10.89)%
      All contract charges                            --            156            $ 13,851           0.14%          --
2010  Lowest contract charge 0.50% Class B       $103.11             --                  --             --        23.65%
      Highest contract charge 1.45% Class B      $ 98.93             --                  --             --        22.47%
      All contract charges                            --            156            $ 15,611           0.19%          --
2009  Lowest contract charge 0.50% Class B       $ 83.39             --                  --             --        27.59%
      Highest contract charge 1.45% Class B      $ 80.78             --                  --             --        26.36%
      All contract charges                            --            144            $ 11,627           1.05%          --
2008  Lowest contract charge 0.50% Class B       $ 65.36             --                  --             --       (33.74)%
      Highest contract charge 1.45% Class B      $ 63.93             --                  --             --       (34.37)%
      All contract charges                            --            118            $  7,589           1.02%          --
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $157.69             --                  --             --        13.06%
      Highest contract charge 1.45% Class B      $174.05             --                  --             --        11.99%
      All contract charges                            --          2,239            $456,812           1.59%          --
2011  Lowest contract charge 0.50% Class B       $139.47             --                  --             --        (3.59)%
      Highest contract charge 1.45% Class B      $155.42             --                  --             --        (4.51)%
      All contract charges                            --          2,193            $402,728           1.27%          --
2010  Lowest contract charge 0.50% Class B       $144.66             --                  --             --        11.72%
      Highest contract charge 1.45% Class B      $162.76             --                  --             --        10.66%
      All contract charges                            --          2,041            $397,717           1.33%          --
2009  Lowest contract charge 0.50% Class B       $129.48             --                  --             --        29.64%
      Highest contract charge 1.45% Class B      $147.09             --                  --             --        28.40%
      All contract charges                            --          1,845            $328,742           2.77%          --
2008  Lowest contract charge 0.50% Class B       $ 99.88             --                  --             --       (36.88)%
      Highest contract charge 1.45% Class B      $114.56             --                  --             --       (37.48)%
      All contract charges                            --          1,678            $235,310           1.69%          --
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $134.67             --                  --             --        17.15%
      Highest contract charge 1.45% Class B      $124.45             --                  --             --        16.02%
      All contract charges                            --            564            $ 70,741           2.09%          --
2011  Lowest contract charge 0.50% Class B       $114.96             --                  --             --        (0.90)%
      Highest contract charge 1.45% Class B      $107.27             --                  --             --        (1.84)%
      All contract charges                            --            516            $ 55,550           1.86%          --
2010  Lowest contract charge 0.50% Class B       $116.00             --                  --             --        15.13%
      Highest contract charge 1.45% Class B      $109.28             --                  --             --        14.03%
      All contract charges                            --            528            $ 57,712           2.42%          --
2009  Lowest contract charge 0.50% Class B       $100.76             --                  --             --        10.99%
      Highest contract charge 1.45% Class B      $ 95.83             --                  --             --         9.92%
      All contract charges                            --            524            $ 50,322           2.62%          --
2008  Lowest contract charge 0.50% Class B       $ 90.78             --                  --             --       (32.64)%
      Highest contract charge 1.45% Class B      $ 87.18             --                  --             --       (33.28)%
      All contract charges                            --            487            $ 42,542           2.38%          --
EQ/CALVERT SOCIALLY RESPONSIBLE
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $101.42             --                  --             --         1.04%
      Highest contract charge 1.45% Class B      $112.76             --                  --             --        15.05%
      All contract charges                            --            301            $ 26,789           1.00%          --
2011  Lowest contract charge 0.50% Class B       $ 75.24             --                  --             --        (0.24)%
      Highest contract charge 1.35% Class B      $ 76.58             --                  --             --        (1.07)%
      All contract charges                            --            304            $ 23,549           0.38%          --

                                    FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/CALVERT SOCIALLY RESPONSIBLE (CONTINUED)
2010  Lowest contract charge 0.50% Class B       $ 75.42             --                   --            --        11.96%
      Highest contract charge 1.45% Class B      $ 99.18             --                   --            --        10.89%
      All contract charges                            --            283           $   22,061          0.05%          --
2009  Lowest contract charge 0.50% Class B       $ 67.36             --                   --            --        30.24%
      Highest contract charge 1.45% Class B      $ 89.44             --                   --            --        28.99%
      All contract charges                            --            267           $   18,810          0.26%          --
2008  Lowest contract charge 0.50% Class B       $ 51.72             --                   --            --       (45.50)%
      Highest contract charge 1.45% Class B      $ 69.34             --                   --            --       (46.02)%
      All contract charges                            --            235           $   12,828          0.29%          --
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class B       $150.90             --                   --            --        16.59%
      Highest contract charge 1.45% Class B      $136.36             --                   --            --        15.71%
      All contract charges                            --          1,220              166,755          0.91%          --
2011  Lowest contract charge 0.70% Class B       $129.43             --                   --            --         3.27%
      Highest contract charge 1.45% Class B      $117.85             --                   --            --         2.50%
      All contract charges                            --          1,313           $  155,656          0.71%          --
2010  Lowest contract charge 0.50% Class B       $114.78             --                   --            --        15.22%
      Highest contract charge 1.45% Class B      $114.98             --                   --            --        14.12%
      All contract charges                            --          1,454           $  168,794          0.74%          --
2009  Lowest contract charge 0.50% Class B       $ 99.62             --                   --            --        30.80%
      Highest contract charge 1.45% Class B      $100.76             --                   --            --        29.56%
      All contract charges                            --          1,584           $  161,230          1.16%          --
2008  Lowest contract charge 0.50% Class B       $ 76.16             --                   --            --       (39.97)%
      Highest contract charge 1.45% Class B      $ 77.77             --                   --            --       (40.54)%
      All contract charges                            --          1,706           $  134,398          0.92%          --
EQ/COMMON STOCK INDEX (G)
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A       $102.86             --                   --            --        15.02%
      Highest contract charge 1.45% Class A      $109.28             --                   --            --        13.92%
      All contract charges                            --          5,579           $1,869,594          1.54%          --
2011  Lowest contract charge 0.50% Class A       $ 89.43             --                   --            --         0.28%
      Highest contract charge 1.45% Class A      $ 95.93             --                   --            --        (0.68)%
      All contract charges                            --          6,234           $1,826,842          1.45%          --
2010  Lowest contract charge 0.50% Class A       $ 89.18             --                   --            --        15.58%
      Highest contract charge 1.49% Class A      $311.66             --                   --            --        14.67%
      All contract charges                            --          6,983           $2,055,925          1.50%          --
2009  Lowest contract charge 0.50% Class A       $ 77.16             --                   --            --        28.00%
      Highest contract charge 1.49% Class A      $271.80             --                   --            --        27.02%
      All contract charges                            --          7,732           $1,984,969          2.01%          --
2008  Lowest contract charge 0.50% Class A       $ 60.28             --                   --            --       (43.94)%
      Highest contract charge 1.49% Class A      $213.98             --                   --            --       (44.31)%
      All contract charges                            --          8,404           $1,696,532          1.74%          --
EQ/COMMON STOCK INDEX (G)
      Unit Value 0.40% to 1.30%*
2012  Lowest contract charge 0.40% Class B (w)   $101.97             --                   --            --         1.74%
      Highest contract charge 1.30% Class B      $ 96.68             --                   --            --        14.12%
      All contract charges                            --            895           $   93,945          1.54%          --
2011  Lowest contract charge 0.50% Class B       $ 86.56             --                   --            --         0.03%
      Highest contract charge 1.30% Class B      $ 84.72             --                   --            --        (0.76)%
      All contract charges                            --            981           $   90,393          1.45%          --
2010  Lowest contract charge 0.50% Class B       $ 86.53             --                   --            --        15.30%
      Highest contract charge 1.30% Class B      $ 85.37             --                   --            --        14.38%
      All contract charges                            --          1,085           $  100,911          1.50%          --

                                    FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/COMMON STOCK INDEX (G) (CONTINUED)
2009  Lowest contract charge 0.50% Class B       $ 75.05             --                  --             --        27.68%
      Highest contract charge 1.30% Class B      $ 74.64             --                  --             --        26.68%
      All contract charges                            --          1,189            $ 96,715           2.01%          --
2008  Lowest contract charge 0.50% Class B       $ 58.78             --                  --             --       (44.08)%
      Highest contract charge 1.30% Class B      $ 58.92             --                  --             --       (44.52)%
      All contract charges                            --          1,286            $ 82,770           1.74%          --
EQ/CORE BOND INDEX (J)
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $101.06             --                  --             --         1.02%
      Highest contract charge 1.45% Class B      $116.57             --                  --             --         1.66%
      All contract charges                            --          1,022            $120,948           1.43%          --
2011  Lowest contract charge 0.50% Class B       $126.30             --                  --             --         4.28%
      Highest contract charge 1.45% Class B      $114.67             --                  --             --         3.29%
      All contract charges                            --          1,056            $122,833           1.85%          --
2010  Lowest contract charge 0.50% Class B       $121.12             --                  --             --         5.25%
      Highest contract charge 1.45% Class B      $111.02             --                  --             --         4.25%
      All contract charges                            --          1,128            $127,022           2.18%          --
2009  Lowest contract charge 0.50% Class B       $115.08             --                  --             --         2.18%
      Highest contract charge 1.45% Class B      $106.50             --                  --             --         1.20%
      All contract charges                            --          1,163            $125,579           2.75%          --
2008  Lowest contract charge 0.50% Class B       $112.63             --                  --             --        (9.40)%
      Highest contract charge 1.45% Class B      $105.24             --                  --             --       (10.26)%
      All contract charges                            --            993            $105,935           4.16%          --
EQ/DAVIS NEW YORK VENTURE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $ 91.42             --                  --             --        11.37%
      Highest contract charge 1.45% Class B      $ 86.61             --                  --             --        10.29%
      All contract charges                            --            301            $ 26,650           0.86%          --
2011  Lowest contract charge 0.50% Class B       $ 82.09             --                  --             --        (5.13)%
      Highest contract charge 1.45% Class B      $ 78.53             --                  --             --        (6.03)%
      All contract charges                            --            322            $ 25,523           0.30%          --
2010  Lowest contract charge 0.50% Class B       $ 86.53             --                  --             --        11.19%
      Highest contract charge 1.45% Class B      $ 83.57             --                  --             --        10.14%
      All contract charges                            --            332            $ 28,092           0.85%          --
2009  Lowest contract charge 0.50% Class B       $ 77.82             --                  --             --        32.01%
      Highest contract charge 1.45% Class B      $ 75.88             --                  --             --        30.76%
      All contract charges                            --            281            $ 21,535           1.99%          --
2008  Lowest contract charge 0.50% Class B       $ 58.95             --                  --             --       (39.51)%
      Highest contract charge 1.45% Class B      $ 58.03             --                  --             --       (40.09)%
      All contract charges                            --            187            $ 10,886           0.78%          --
EQ/EQUITY 500 INDEX
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A       $112.35             --                  --             --        14.65%
      Highest contract charge 1.45% Class A      $120.89             --                  --             --        13.57%
      All contract charges                            --          2,282            $715,915           1.69%          --
2011  Lowest contract charge 0.50% Class A       $ 97.99             --                  --             --         1.26%
      Highest contract charge 1.45% Class A      $106.45             --                  --             --         0.29%
      All contract charges                            --          2,408            $665,749           1.68%          --
2010  Lowest contract charge 0.50% Class A       $ 96.77             --                  --             --        14.09%
      Highest contract charge 1.45% Class A      $106.14             --                  --             --        13.00%
      All contract charges                            --          2,548            $703,946           1.65%          --
2009  Lowest contract charge 0.50% Class A       $ 84.82             --                  --             --        25.55%
      Highest contract charge 1.45% Class A      $ 93.93             --                  --             --        24.34%
      All contract charges                            --          2,660            $651,857           2.22%          --

                                    FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/EQUITY 500 INDEX (CONTINUED)
2008  Lowest contract charge 0.50% Class A       $ 67.56             --                  --             --       (37.48)%
      Highest contract charge 1.45% Class A      $ 75.54             --                  --             --       (38.07)%
      All contract charges                            --          2,707            $534,905           1.87%          --
EQ/EQUITY 500 INDEX
      Unit Value 0.40% to 1.30%*
2012  Lowest contract charge 0.40% Class B (w)   $101.23             --                  --             --         1.05%
      Highest contract charge 1.30% Class B      $105.59             --                  --             --        13.75%
      All contract charges                            --            986            $112,301           1.69%          --
2011  Lowest contract charge 0.50% Class B       $ 96.88             --                  --             --         1.01%
      Highest contract charge 1.30% Class B      $ 92.83             --                  --             --         0.21%
      All contract charges                            --            937            $ 94,390           1.68%          --
2010  Lowest contract charge 0.50% Class B       $ 95.91             --                  --             --        13.80%
      Highest contract charge 1.30% Class B      $ 92.64             --                  --             --        12.91%
      All contract charges                            --            909              91,565           1.65%          --
2009  Lowest contract charge 0.50% Class B       $ 84.28             --                  --             --        25.25%
      Highest contract charge 1.30% Class B      $ 82.05             --                  --             --        24.24%
      All contract charges                            --            891            $ 79,695           2.22%          --
2008  Lowest contract charge 0.50% Class B       $ 67.29             --                  --             --       (37.64)%
      Highest contract charge 1.30% Class B      $ 66.04             --                  --             --       (38.13)%
      All contract charges                            --            852            $ 61,956           1.87%          --
EQ/EQUITY GROWTH PLUS
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $167.46             --                  --             --        13.67%
      Highest contract charge 1.45% Class B      $150.33             --                  --             --        12.58%
      All contract charges                            --          2,100            $320,204           0.61%          --
2011  Lowest contract charge 0.50% Class B       $147.32             --                  --             --        (6.66)%
      Highest contract charge 1.45% Class B      $133.53             --                  --             --        (7.55)%
      All contract charges                            --          2,304            $311,114           0.26%          --
2010  Lowest contract charge 0.50% Class B       $157.83             --                  --             --        14.68%
      Highest contract charge 1.45% Class B      $144.44             --                  --             --        13.59%
      All contract charges                            --          2,551            $371,771           0.29%          --
2009  Lowest contract charge 0.50% Class B       $137.63             --                  --             --        27.18%
      Highest contract charge 1.45% Class B      $127.16             --                  --             --        25.96%
      All contract charges                            --          2,765            $354,268           0.90%          --
2008  Lowest contract charge 0.50% Class B       $108.22             --                  --             --       (40.59)%
      Highest contract charge 1.45% Class B      $100.95             --                  --             --       (41.16)%
      All contract charges                            --          2,670            $271,576           0.99%          --
EQ/FRANKLIN CORE BALANCED
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $102.12             --                  --             --         2.16%
      Highest contract charge 1.45% Class B      $107.49             --                  --             --         9.61%
      All contract charges                            --            669            $ 72,627           3.08%          --
2011  Lowest contract charge 0.50% Class B       $103.19             --                  --             --        (0.42)%
      Highest contract charge 1.45% Class B      $ 98.07             --                  --             --        (1.37)%
      All contract charges                            --            717            $ 70,812           3.23%          --
2010  Lowest contract charge 0.50% Class B       $103.63             --                  --             --        10.75%
      Highest contract charge 1.45% Class B      $ 99.43             --                  --             --         9.68%
      All contract charges                            --            785            $ 78,731           3.04%          --
2009  Lowest contract charge 0.50% Class B       $ 93.57             --                  --             --        29.87%
      Highest contract charge 1.45% Class B      $ 90.65             --                  --             --        28.64%
      All contract charges                            --            850            $ 77,384           5.79%          --
2008  Lowest contract charge 0.50% Class B       $ 72.05             --                  --             --       (32.14)%
      Highest contract charge 1.45% Class B      $ 70.47             --                  --             --       (32.79)%
      All contract charges                            --            845            $ 59,776           6.17%          --

                                    FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 0.50% to 1.34%*
2012  Lowest contract charge 0.50% Class B       $ 91.54             --                  --             --        14.14%
      Highest contract charge 1.34% Class B      $ 87.28             --                  --             --        13.19%
      All contract charges                            --            589            $ 51,679           1.81%          --
2011  Lowest contract charge 0.50% Class B       $ 80.20             --                  --             --        (4.92)%
      Highest contract charge 1.34% Class B      $ 77.11             --                  --             --        (5.72)%
      All contract charges                            --            598            $ 46,424           1.83%          --
2010  Lowest contract charge 0.50% Class B       $ 84.35             --                  --             --         9.84%
      Highest contract charge 1.45% Class B      $ 81.46             --                  --             --         8.79%
      All contract charges                            --            593            $ 48,725           2.10%          --
2009  Lowest contract charge 0.50% Class B       $ 76.79             --                  --             --        27.81%
      Highest contract charge 1.45% Class B      $ 74.88             --                  --             --        26.59%
      All contract charges                            --            562            $ 42,403           2.59%          --
2008  Lowest contract charge 0.50% Class B       $ 60.08             --                  --             --       (37.20)%
      Highest contract charge 1.45% Class B      $ 59.15             --                  --             --       (37.80)%
      All contract charges                            --            501            $ 29,735           4.75%          --
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $139.10             --                  --             --         4.72%
      Highest contract charge 1.45% Class B      $129.24             --                  --             --         3.72%
      All contract charges                            --            150            $ 19,467           0.00%          --
2011  Lowest contract charge 0.50% Class B       $132.83             --                  --             --         0.84%
      Highest contract charge 1.45% Class B      $124.60             --                  --             --        (0.12)%
      All contract charges                            --            159            $ 19,826           0.18%          --
2010  Lowest contract charge 0.50% Class B       $131.72             --                  --             --         9.08%
      Highest contract charge 1.45% Class B      $124.75             --                  --             --         8.04%
      All contract charges                            --            151            $ 18,664           0.00%          --
2009  Lowest contract charge 0.50% Class B       $120.76             --                  --             --        16.04%
      Highest contract charge 1.45% Class B      $115.47             --                  --             --        14.93%
      All contract charges                            --            120            $ 13,875             --           --
2008  Lowest contract charge 0.50% Class B       $104.07             --                  --             --       (14.25)%
      Highest contract charge 1.45% Class B      $100.47             --                  --             --       (15.07)%
      All contract charges                            --            115            $ 11,611           0.51%          --
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $107.99             --                  --             --         7.26%
      Highest contract charge 1.45% Class B      $201.92             --                  --             --        16.14%
      All contract charges                            --          2,285            $456,724           1.31%          --
2011  Lowest contract charge 0.50% Class B       $186.34             --                  --             --        (3.97)%
      Highest contract charge 1.45% Class B      $173.86             --                  --             --        (4.89)%
      All contract charges                            --          2,138            $367,988           0.08%          --
2010  Lowest contract charge 0.50% Class B       $194.05             --                  --             --        31.98%
      Highest contract charge 1.45% Class B      $182.80             --                  --             --        30.72%
      All contract charges                            --          1,887            $341,922           0.39%          --
2009  Lowest contract charge 0.50% Class B       $147.03             --                  --             --        40.75%
      Highest contract charge 1.45% Class B      $139.84             --                  --             --        39.39%
      All contract charges                            --          1,474            $205,125           0.47%          --
2008  Lowest contract charge 0.50% Class B       $104.46             --                  --             --       (31.01)%
      Highest contract charge 1.45% Class B      $100.32             --                  --             --       (31.66)%
      All contract charges                            --          1,113            $111,588           0.62%          --
EQ/GLOBAL BOND PLUS
      Unit Value 0.50% to 1.45%
2012  Lowest contract charge 0.50% Class B       $133.27             --                  --             --         3.20%
      Highest contract charge 1.45% Class B      $124.33             --                  --             --         2.21%
      All contract charges                            --            684            $ 86,443           1.44%          --

                                    FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                               UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ------------------- ----------------- -------------- ---------
EQ/GLOBAL BOND PLUS (CONTINUED)
2011  Lowest contract charge 0.50% Class B    $129.14             --                  --             --         3.88%
      Highest contract charge 1.45% Class B   $121.64             --                  --             --         2.89%
      All contract charges                         --            678            $ 83,622           3.45%          --
2010  Lowest contract charge 0.50% Class B    $124.32             --                  --             --         5.78%
      Highest contract charge 1.45% Class B   $118.22             --                  --             --         4.76%
      All contract charges                         --            613            $ 73,535           2.99%          --
2009  Lowest contract charge 0.50% Class B    $117.53             --                  --             --         1.46%
      Highest contract charge 1.45% Class B   $112.85             --                  --             --         0.49%
      All contract charges                         --            507            $ 57,768           0.80%          --
2008  Lowest contract charge 0.50% Class B    $115.84             --                  --             --         5.94%
      Highest contract charge 1.45% Class B   $112.30             --                  --             --         4.94%
      All contract charges                         --            483            $ 54,607          19.47%          --
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $244.94             --                  --             --        16.39%
      Highest contract charge 1.45% Class B   $253.40             --                  --             --        15.28%
      All contract charges                         --          2,004             382,122           1.42%          --
2011  Lowest contract charge 0.50% Class B    $210.44             --                  --             --       (12.75)%
      Highest contract charge 1.45% Class B   $219.81             --                  --             --       (13.59)%
      All contract charges                         --          2,138            $354,891           1.73%          --
2010  Lowest contract charge 0.50% Class B    $241.20             --                  --             --        10.90%
      Highest contract charge 1.45% Class B   $254.37             --                  --             --         9.84%
      All contract charges                         --          2,335            $448,383           1.13%          --
2009  Lowest contract charge 0.50% Class B    $217.50             --                  --             --        49.31%
      Highest contract charge 1.45% Class B   $231.58             --                  --             --        47.89%
      All contract charges                         --          2,370            $413,743           1.34%          --
2008  Lowest contract charge 0.50% Class B    $145.67             --                  --             --       (57.56)%
      Highest contract charge 1.45% Class B   $156.59             --                  --             --       (57.97)%
      All contract charges                         --          2,129            $253,220           0.14%          --
EQ/INTERMEDIATE GOVERNMENT BOND
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class A    $167.79             --                  --             --         0.27%
      Highest contract charge 1.45% Class A   $144.47             --                  --             --        (0.49)%
      All contract charges                         --            374            $ 64,905           0.24%          --
2011  Lowest contract charge 0.70% Class A    $167.34             --                  --             --         4.82%
      Highest contract charge 1.45% Class A   $145.18             --                  --             --         4.03%
      All contract charges                         --            406            $ 71,034           0.59%          --
2010  Lowest contract charge 0.50% Class A    $112.11             --                  --             --         3.96%
      Highest contract charge 1.45% Class A   $139.56             --                  --             --         2.96%
      All contract charges                         --            441            $ 74,135           1.34%          --
2009  Lowest contract charge 0.50% Class A    $107.84             --                  --             --        (2.52)%
      Highest contract charge 1.45% Class A   $135.54             --                  --             --        (3.45)%
      All contract charges                         --            480            $ 78,061           1.17%          --
2008  Lowest contract charge 0.50% Class A    $110.63             --                  --             --         3.33%
      Highest contract charge 1.45% Class A   $140.38             --                  --             --         2.35%
      All contract charges                         --            531            $ 89,495           3.33%          --
EQ/INTERMEDIATE GOVERNMENT BOND
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B    $149.03             --                  --             --         0.47%
      Highest contract charge 1.30% Class B   $111.19             --                  --             --        (0.32)%
      All contract charges                         --            161            $ 22,012           0.24%          --
2011  Lowest contract charge 0.90% Class B    $151.15             --                  --             --         4.35%
      Highest contract charge 1.30% Class B   $111.55             --                  --             --         3.94%
      All contract charges                         --            176            $ 24,234           0.59%          --

                                    FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                               UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ------------------- ----------------- -------------- ---------
EQ/INTERMEDIATE GOVERNMENT BOND (CONTINUED)
2010  Lowest contract charge 0.50% Class B    $141.57             --                  --             --         3.70%
      Highest contract charge 1.30% Class B   $107.32             --                  --             --         2.87%
      All contract charges                         --            177            $ 23,904           1.34%          --
2009  Lowest contract charge 0.50% Class B    $136.52             --                  --             --        (2.76)%
      Highest contract charge 1.30% Class B   $104.32             --                  --             --        (3.52)%
      All contract charges                         --            189            $ 25,089           1.17%          --
2008  Lowest contract charge 0.50% Class B    $140.40             --                  --             --         3.08%
      Highest contract charge 1.30% Class B   $108.13             --                  --             --         2.26%
      All contract charges                         --            220            $ 30,638           3.33%          --
EQ/INTERNATIONAL CORE PLUS
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $111.98             --                  --             --        15.73%
      Highest contract charge 1.45% Class B   $138.21             --                  --             --        14.62%
      All contract charges                         --          1,125            $127,018           1.47%          --
2011  Lowest contract charge 0.50% Class B    $ 96.76             --                  --             --       (17.35)%
      Highest contract charge 1.45% Class B   $120.58             --                  --             --       (18.13)%
      All contract charges                         --          1,229            $119,909           2.76%          --
2010  Lowest contract charge 0.50% Class B    $117.07             --                  --             --         8.68%
      Highest contract charge 1.45% Class B   $147.29             --                  --             --         7.64%
      All contract charges                         --          1,247            $148,586           1.90%          --
2009  Lowest contract charge 0.50% Class B    $107.72             --                  --             --        34.65%
      Highest contract charge 1.45% Class B   $136.84             --                  --             --        33.37%
      All contract charges                         --          1,120            $124,727           3.37%          --
2008  Lowest contract charge 0.50% Class B    $ 80.00             --                  --             --       (45.13)%
      Highest contract charge 1.45% Class B   $102.60             --                  --             --       (45.66)%
      All contract charges                         --            889            $ 75,314           1.61%          --
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A    $ 78.26             --                  --             --        15.68%
      Highest contract charge 1.45% Class A   $ 97.62             --                  --             --        14.58%
      All contract charges                         --          2,926            $367,081           2.99%          --
2011  Lowest contract charge 0.50% Class A    $ 67.65             --                  --             --       (12.42)%
      Highest contract charge 1.45% Class A   $ 85.20             --                  --             --       (13.26)%
      All contract charges                         --          3,187            $348,671           2.95%          --
2010  Lowest contract charge 0.50% Class A    $ 77.24             --                  --             --         4.95%
      Highest contract charge 1.45% Class A   $ 98.22             --                  --             --         3.96%
      All contract charges                         --          3,485            $439,022           2.46%          --
2009  Lowest contract charge 0.50% Class A    $ 73.60             --                  --             --        26.79%
      Highest contract charge 1.45% Class A   $ 94.48             --                  --             --        25.55%
      All contract charges                         --          3,794            $458,941           2.69%          --
2008  Lowest contract charge 0.50% Class A    $ 58.05             --                  --             --       (50.85)%
      Highest contract charge 1.45% Class A   $ 75.25             --                  --             --       (51.31)%
      All contract charges                         --          3,962            $381,162           2.82%          --
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B    $102.38             --                  --             --        15.68%
      Highest contract charge 1.30% Class B   $ 73.56             --                  --             --        14.78%
      All contract charges                         --            456            $ 42,914           2.99%          --
2011  Lowest contract charge 0.50% Class B    $ 88.50             --                  --             --       (12.64)%
      Highest contract charge 1.30% Class B   $ 64.09             --                  --             --       (13.33)%
      All contract charges                         --            537            $ 44,371           2.95%          --
2010  Lowest contract charge 0.50% Class B    $101.30             --                  --             --         4.69%
      Highest contract charge 1.30% Class B   $ 73.95             --                  --             --         3.86%
      All contract charges                         --            614              58,834           2.46%          --

                                    FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/INTERNATIONAL EQUITY INDEX (CONTINUED)
2009  Lowest contract charge 0.50% Class B       $ 96.76             --                  --             --        26.47%
      Highest contract charge 1.30% Class B      $ 71.20             --                  --             --        25.46%
      All contract charges                            --            676            $ 62,696           2.69%          --
2008  Lowest contract charge 0.50% Class B       $ 76.51             --                  --             --       (50.97)%
      Highest contract charge 1.30% Class B      $ 56.75             --                  --             --       (51.35)%
      All contract charges                            --            744            $ 55,667           2.82%          --
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $109.45             --                  --             --         9.20%
      Highest contract charge 1.45% Class B      $131.98             --                  --             --        15.76%
      All contract charges                            --          1,740            $211,658           1.81%          --
2011  Lowest contract charge 0.50% Class B       $ 94.32             --                  --             --       (16.58)%
      Highest contract charge 1.45% Class B      $114.01             --                  --             --       (17.38)%
      All contract charges                            --          1,878            $198,047           1.92%          --
2010  Lowest contract charge 0.50% Class B       $113.07             --                  --             --         5.54%
      Highest contract charge 1.45% Class B      $138.00             --                  --             --         4.54%
      All contract charges                            --          2,043            $260,491           0.77%          --
2009  Lowest contract charge 0.50% Class B       $107.14             --                  --             --        29.60%
      Highest contract charge 1.45% Class B      $132.01             --                  --             --        28.35%
      All contract charges                            --          2,074            $252,937           2.12%          --
2008  Lowest contract charge 0.50% Class B       $ 82.67             --                  --             --       (43.28)%
      Highest contract charge 1.45% Class B      $102.85             --                  --             --       (43.82)%
      All contract charges                            --          2,004            $190,748           2.24%          --
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class B       $125.53             --                  --             --        15.24%
      Highest contract charge 1.45% Class B      $111.30             --                  --             --        14.36%
      All contract charges                            --            334            $ 45,422           0.96%          --
2011  Lowest contract charge 0.70% Class B       $108.93             --                  --             --        (5.89)%
      Highest contract charge 1.45% Class B      $ 97.32             --                  --             --        (6.60)%
      All contract charges                            --            360            $ 43,245           1.04%          --
2010  Lowest contract charge 0.50% Class B       $116.66             --                  --             --        11.76%
      Highest contract charge 1.45% Class B      $104.20             --                  --             --        10.70%
      All contract charges                            --            384            $ 49,132           1.33%          --
2009  Lowest contract charge 0.50% Class B       $104.38             --                  --             --        31.64%
      Highest contract charge 1.45% Class B      $ 94.13             --                  --             --        30.39%
      All contract charges                            --            376            $ 43,960           1.50%          --
2008  Lowest contract charge 0.50% Class B       $ 79.29             --                  --             --       (40.07)%
      Highest contract charge 1.45% Class B      $ 72.19             --                  --             --       (40.65)%
      All contract charges                            --            380            $ 34,198           1.82%          --
EQ/LARGE CAP CORE PLUS
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $103.69             --                  --             --        14.41%
      Highest contract charge 1.45% Class B      $ 96.91             --                  --             --        13.32%
      All contract charges                            --            136            $ 13,441           1.09%          --
2011  Lowest contract charge 0.50% Class B       $ 90.63             --                  --             --        (4.71)%
      Highest contract charge 1.45% Class B      $ 85.52             --                  --             --        (5.63)%
      All contract charges                            --            157            $ 13,764           1.03%          --
2010  Lowest contract charge 0.50% Class B       $ 95.11             --                  --             --        13.61%
      Highest contract charge 1.45% Class B      $ 90.62             --                  --             --        12.53%
      All contract charges                            --            173            $ 16,084           1.05%          --
2009  Lowest contract charge 0.50% Class B       $ 83.72             --                  --             --        25.88%
      Highest contract charge 1.45% Class B      $ 80.53             --                  --             --        24.68%
      All contract charges                            --            163            $ 13,328           4.70%          --

                                    FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                               UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ------------------- ----------------- -------------- ---------
EQ/LARGE CAP CORE PLUS (CONTINUED)
2008  Lowest contract charge 0.50% Class B    $ 66.51             --                  --             --       (37.71)%
      Highest contract charge 1.45% Class B   $ 64.59             --                  --             --       (38.32)%
      All contract charges                         --            150            $  9,852           0.37%          --
EQ/LARGE CAP GROWTH INDEX
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $ 86.48             --                  --             --        14.15%
      Highest contract charge 1.45% Class B   $ 84.50             --                  --             --        13.06%
      All contract charges                         --          1,516            $131,427           1.24%          --
2011  Lowest contract charge 0.50% Class B    $ 75.76             --                  --             --         1.84%
      Highest contract charge 1.45% Class B   $ 74.74             --                  --             --         0.88%
      All contract charges                         --          1,553            $118,553           0.88%          --
2010  Lowest contract charge 0.50% Class B    $ 74.39             --                  --             --        15.37%
      Highest contract charge 1.45% Class B   $ 74.09             --                  --             --        14.27%
      All contract charges                         --          1,628            $123,033           0.96%          --
2009  Lowest contract charge 0.50% Class B    $ 64.48             --                  --             --        35.52%
      Highest contract charge 1.45% Class B   $ 64.84             --                  --             --        34.24%
      All contract charges                         --          1,755            $115,833           2.19%          --
2008  Lowest contract charge 0.50% Class B    $ 47.58             --                  --             --       (36.59)%
      Highest contract charge 1.45% Class B   $ 48.30             --                  --             --       (37.20)%
      All contract charges                         --          1,741            $ 85,377           0.14%          --
EQ/LARGE CAP GROWTH PLUS (R)
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $ 70.75             --                  --             --        13.16%
      Highest contract charge 1.45% Class B   $106.36             --                  --             --        12.09%
      All contract charges                         --          1,473            $230,620           0.57%          --
2011  Lowest contract charge 0.50% Class B    $ 62.52             --                  --             --        (4.14)%
      Highest contract charge 1.45% Class B   $ 94.89             --                  --             --        (5.05)%
      All contract charges                         --          1,612            $225,271           0.40%          --
2010  Lowest contract charge 0.50% Class B    $ 65.22             --                  --             --        13.88%
      Highest contract charge 1.45% Class B   $ 99.94             --                  --             --        12.80%
      All contract charges                         --          1,626            $240,110           0.37%          --
2009  Lowest contract charge 0.50% Class B    $ 57.27             --                  --             --        34.18%
      Highest contract charge 1.45% Class B   $ 88.60             --                  --             --        32.89%
      All contract charges                         --          1,746            $229,113           1.30%          --
2008  Lowest contract charge 0.50% Class B    $ 42.68             --                  --             --       (38.55)%
      Highest contract charge 1.45% Class B   $ 66.67             --                  --             --       (39.13)%
      All contract charges                         --          1,840            $181,508           0.11%          --
EQ/LARGE CAP VALUE INDEX (S)
      Unit Value 0.70% to 1.45%
2012  Lowest contract charge 0.70% Class B    $ 70.06             --                  --             --        15.78%
      Highest contract charge 1.45% Class B   $ 66.32             --                  --             --        14.90%
      All contract charges                         --            603            $ 40,229           2.04%          --
2011  Lowest contract charge 0.70% Class B    $ 60.51             --                  --             --        (1.03)%
      Highest contract charge 1.45% Class B   $ 57.72             --                  --             --        (1.77)%
      All contract charges                         --            616            $ 35,596           1.82%          --
2010  Lowest contract charge 0.50% Class B    $ 61.79             --                  --             --        14.04%
      Highest contract charge 1.45% Class B   $ 58.76             --                  --             --        12.97%
      All contract charges                         --            276            $ 16,209           1.51%          --
2009  Lowest contract charge 0.50% Class B    $ 54.18             --                  --             --        18.56%
      Highest contract charge 1.45% Class B   $ 52.01             --                  --             --        17.40%
      All contract charges                         --            268            $ 14,005          10.00%          --
2008  Lowest contract charge 0.50% Class B    $ 45.70             --                  --             --       (56.92)%
      Highest contract charge 1.45% Class B   $ 44.30             --                  --             --       (57.33)%
      All contract charges                         --            198            $  8,765           1.43%          --

                                    FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/LARGE CAP VALUE PLUS
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A       $129.69             --                  --             --        15.28%
      Highest contract charge 1.45% Class A      $113.23             --                  --             --        14.18%
      All contract charges                            --          5,838            $627,943           1.55%          --
2011  Lowest contract charge 0.50% Class A       $112.50             --                  --             --        (5.28)%
      Highest contract charge 1.45% Class A      $ 99.17             --                  --             --        (6.18)%
      All contract charges                            --          6,453            $607,136           1.30%          --
2010  Lowest contract charge 0.50% Class A       $118.77             --                  --             --        12.34%
      Highest contract charge 1.45% Class A      $105.70             --                  --             --        11.26%
      All contract charges                            --          7,115            $712,720           1.35%          --
2009  Lowest contract charge 0.50% Class A       $105.72             --                  --             --        20.01%
      Highest contract charge 1.45% Class A      $ 95.00             --                  --             --        18.87%
      All contract charges                            --          7,826            $703,519           2.43%          --
2008  Lowest contract charge 0.50% Class A       $ 88.09             --                  --             --       (43.29)%
      Highest contract charge 1.45% Class A      $ 79.92             --                  --             --       (43.83)%
      All contract charges                            --          8,288            $607,794           3.00%          --
EQ/LARGE CAP VALUE PLUS
      Unit Value 0.40% to 1.30%*
2012  Lowest contract charge 0.40% Class B (w)   $103.13             --                  --             --         3.04%
      Highest contract charge 1.30% Class B      $ 77.76             --                  --             --        14.37%
      All contract charges                            --            729            $ 79,920           1.55%          --
2011  Lowest contract charge 0.50% Class B       $111.04             --                  --             --        (5.55)%
      Highest contract charge 1.30% Class B      $ 67.99             --                  --             --        (6.30)%
      All contract charges                            --            852            $ 81,786           1.30%          --
2010  Lowest contract charge 0.50% Class B       $117.56             --                  --             --        12.12%
      Highest contract charge 1.30% Class B      $ 72.56             --                  --             --        11.24%
      All contract charges                            --            994            $101,850           1.35%          --
2009  Lowest contract charge 0.50% Class B       $104.86             --                  --             --        19.84%
      Highest contract charge 1.30% Class B      $ 65.23             --                  --             --        18.88%
      All contract charges                            --          1,154            $106,366           2.43%          --
2008  Lowest contract charge 0.50% Class B       $ 87.50             --                  --             --       (43.61)%
      Highest contract charge 1.30% Class B      $ 54.87             --                  --             --       (44.06)%
      All contract charges                            --          1,368            $124,290           3.00%          --
EQ/LORD ABBETT LARGE CAP CORE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $133.30             --                  --             --        14.79%
      Highest contract charge 1.45% Class B      $123.85             --                  --             --        13.70%
      All contract charges                            --            318            $ 39,251           1.11%          --
2011  Lowest contract charge 0.50% Class B       $116.13             --                  --             --        (8.97)%
      Highest contract charge 1.45% Class B      $108.93             --                  --             --        (9.84)%
      All contract charges                            --            367            $ 39,757           0.72%          --
2010  Lowest contract charge 0.50% Class B       $127.57             --                  --             --        13.40%
      Highest contract charge 1.45% Class B      $120.82             --                  --             --        12.32%
      All contract charges                            --            340            $ 40,755           0.44%          --
2009  Lowest contract charge 0.50% Class B       $112.50             --                  --             --        24.89%
      Highest contract charge 1.45% Class B      $107.57             --                  --             --        23.70%
      All contract charges                            --            227            $ 24,207           0.81%          --
2008  Lowest contract charge 0.50% Class B       $ 90.08             --                  --             --       (31.32)%
      Highest contract charge 1.45% Class B      $ 86.96             --                  --             --       (31.98)%
      All contract charges                            --            104            $  9,067           1.30%          --
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $108.44             --                  --             --         8.57%
      Highest contract charge 1.45% Class B      $152.49             --                  --             --        17.95%
      All contract charges                            --            529            $ 80,371           1.02%          --

                                    FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/MFS INTERNATIONAL GROWTH (CONTINUED)
2011  Lowest contract charge 0.50% Class B       $137.81             --                  --             --       (11.16)%
      Highest contract charge 1.45% Class B      $129.28             --                  --             --       (12.01)%
      All contract charges                            --            490            $ 63,068           0.66%          --
2010  Lowest contract charge 0.50% Class B       $155.13             --                  --             --        14.37%
      Highest contract charge 1.45% Class B      $146.92             --                  --             --        14.87%
      All contract charges                            --            448            $ 65,388           0.99%          --
2009  Lowest contract charge 0.50% Class B       $135.64             --                  --             --        36.55%
      Highest contract charge 1.45% Class B      $127.90             --                  --             --        35.26%
      All contract charges                            --            353            $ 45,543           1.34%          --
2008  Lowest contract charge 0.50% Class B       $ 99.33             --                  --             --       (40.58)%
      Highest contract charge 1.45% Class B      $ 95.89             --                  --             --       (41.15)%
      All contract charges                            --            269            $ 25,877           0.98%          --
EQ/MID CAP INDEX
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $105.09             --                  --             --         4.58%
      Highest contract charge 1.45% Class B      $125.54             --                  --             --        15.38%
      All contract charges                            --          2,667            $336,215           0.99%          --
2011  Lowest contract charge 0.50% Class B       $124.17             --                  --             --        (2.89)%
      Highest contract charge 1.45% Class B      $108.81             --                  --             --        (3.82)%
      All contract charges                            --          2,759            $302,528           0.62%          --
2010  Lowest contract charge 0.50% Class B       $127.87             --                  --             --        25.12%
      Highest contract charge 1.45% Class B      $113.13             --                  --             --        23.93%
      All contract charges                            --          2,915            $331,992           0.76%          --
2009  Lowest contract charge 0.50% Class B       $102.20             --                  --             --        35.58%
      Highest contract charge 1.45% Class B      $ 91.29             --                  --             --        34.29%
      All contract charges                            --          2,983            $274,329           1.14%          --
2008  Lowest contract charge 0.50% Class B       $ 75.38             --                  --             --       (49.53)%
      Highest contract charge 1.45% Class B      $ 67.98             --                  --             --       (50.02)%
      All contract charges                            --          2,796            $192,207           0.92%          --
EQ/MID CAP VALUE PLUS (A)(B)(C)
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $189.37             --                  --             --        18.03%
      Highest contract charge 1.45% Class B      $133.91             --                  --             --        16.90%
      All contract charges                            --          2,547            $426,205           1.21%          --
2011  Lowest contract charge 0.50% Class B       $160.44             --                  --             --        (9.88)%
      Highest contract charge 1.45% Class B      $114.55             --                  --             --       (10.74)%
      All contract charges                            --          2,799            $399,994           0.84%          --
2010  Lowest contract charge 0.50% Class B       $178.03             --                  --             --        21.85%
      Highest contract charge 1.45% Class B      $128.33             --                  --             --        20.69%
      All contract charges                            --          3,090            $493,736           1.01%          --
2009  Lowest contract charge 0.50% Class B       $146.11             --                  --             --        35.17%
      Highest contract charge 1.45% Class B      $106.33             --                  --             --        33.88%
      All contract charges                            --          3,356            $444,470           1.36%          --
2008  Lowest contract charge 0.50% Class B       $108.09             --                  --             --       (39.87)%
      Highest contract charge 1.45% Class B      $ 79.42             --                  --             --       (40.45)%
      All contract charges                            --          2,463            $244,404           1.43%          --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.45%*
2012  Lowest contract charge 0.00% Class A       $  1.00             --                  --             --         0.00%
      Highest contract charge 1.45% Class A      $115.36             --                  --             --        (1.45)%
      All contract charges                            --          1,618            $ 59,952           0.00%          --
2011  Lowest contract charge 0.00% Class A       $  1.00             --                  --             --         0.00%
      Highest contract charge 1.45% Class A      $117.06             --                  --             --        (1.45)%
      All contract charges                            --          1,582            $ 66,822           0.01%          --

                                    FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/MONEY MARKET (CONTINUED)
2010  Lowest contract charge 0.50% Class A       $106.54             --                  --             --        (0.40)%
      Highest contract charge 1.49% Class A      $ 35.91             --                  --             --        (1.51)%
      All contract charges                            --          1,522            $ 75,400           0.06%          --
2009  Lowest contract charge 0.50% Class A       $106.97             --                  --             --        (0.21)%
      Highest contract charge 1.49% Class A      $ 36.46             --                  --             --        (1.43)%
      All contract charges                            --          1,888            $ 95,425           0.17%          --
2008  Lowest contract charge 0.50% Class A       $107.20             --                  --             --         1.85%
      Highest contract charge 1.49% Class A      $ 36.99             --                  --             --         1.04%
      All contract charges                            --          2,804            $139,434           2.82%          --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.30%*
2012  Lowest contract charge 0.00% Class B       $  1.00             --                  --             --         0.00%
      Highest contract charge 1.30% Class B      $ 99.51             --                  --             --        (1.29)%
      All contract charges                            --          2,361            $ 34,491           0.00%          --
2011  Lowest contract charge 0.00% Class B       $  1.00             --                  --             --         0.00%
      Highest contract charge 1.30% Class B      $100.81             --                  --             --        (1.28)%
      All contract charges                            --            882            $ 38,034           0.01%          --
2010  Lowest contract charge 0.50% Class B       $117.46             --                  --             --        (0.49)%
      Highest contract charge 1.30% Class B      $102.12             --                  --             --        (1.28)%
      All contract charges                            --            328            $ 37,487           0.06%          --
2009  Lowest contract charge 0.50% Class B       $118.04             --                  --             --        (0.51)%
      Highest contract charge 1.30% Class B      $103.45             --                  --             --        (1.29)%
      All contract charges                            --            380            $ 44,026           0.17%          --
2008  Lowest contract charge 0.50% Class B       $118.64             --                  --             --         1.60%
      Highest contract charge 1.30% Class B      $104.80             --                  --             --         0.80%
      All contract charges                            --            466            $ 55,344           2.82%          --
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $ 99.99             --                  --             --        (0.22)%
      Highest contract charge 1.45% Class B      $139.64             --                  --             --        10.94%
      All contract charges                            --            277            $ 38,861           0.84%          --
2011  Lowest contract charge 0.70% Class B       $132.95             --                  --             --         2.16%
      Highest contract charge 1.45% Class B      $125.87             --                  --             --         1.39%
      All contract charges                            --            295            $ 37,352           0.50%          --
2010  Lowest contract charge 0.50% Class B       $131.79             --                  --             --         7.68%
      Highest contract charge 1.45% Class B      $124.15             --                  --             --         6.65%
      All contract charges                            --            325            $ 40,465           0.61%          --
2009  Lowest contract charge 0.50% Class B       $122.39             --                  --             --        29.09%
      Highest contract charge 1.45% Class B      $116.41             --                  --             --        27.85%
      All contract charges                            --            287            $ 33,366           0.44%          --
2008  Lowest contract charge 0.50% Class B       $ 94.81             --                  --             --       (33.23)%
      Highest contract charge 1.45% Class B      $ 91.05             --                  --             --       (33.86)%
      All contract charges                            --            216            $ 19,750           0.25%          --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $102.88             --                  --             --         2.91%
      Highest contract charge 1.45% Class B      $164.04             --                  --             --         7.17%
      All contract charges                            --          1,334            $215,643           0.48%          --
2011  Lowest contract charge 0.50% Class B       $163.17             --                  --             --        (8.16)%
      Highest contract charge 1.45% Class B      $153.06             --                  --             --        (9.03)%
      All contract charges                            --          1,246            $187,783           0.26%          --
2010  Lowest contract charge 0.50% Class B       $177.66             --                  --             --        31.64%
      Highest contract charge 1.45% Class B      $168.26             --                  --             --        30.38%
      All contract charges                            --            997            $166,171           0.12%          --

                                    FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
EQ/MORGAN STANLEY MID CAP GROWTH (CONTINUED)
2009  Lowest contract charge 0.50% Class B        $134.96            --                   --             --        56.28%
      Highest contract charge 1.45% Class B       $129.05            --                   --             --        54.79%
      All contract charges                             --           662              $84,822           0.00%          --
2008  Lowest contract charge 0.50% Class B        $ 86.36            --                   --             --       (47.59)%
      Highest contract charge 1.45% Class B       $ 83.37            --                   --             --       (48.09)%
      All contract charges                             --           384              $32,050           0.00%          --
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B        $100.20            --                   --             --        13.63%
      Highest contract charge 1.45% Class B       $ 94.31            --                   --             --        12.54%
      All contract charges                             --           277              $26,266           1.35%          --
2011  Lowest contract charge 0.50% Class B        $ 88.18            --                   --             --        (4.93)%
      Highest contract charge 1.45% Class B       $ 83.80            --                   --             --        (5.83)%
      All contract charges                             --           308              $25,979           0.90%          --
2010  Lowest contract charge 0.50% Class B        $ 92.75            --                   --             --        11.37%
      Highest contract charge 1.45% Class B       $ 88.99            --                   --             --        10.31%
      All contract charges                             --           342              $30,620           1.86%          --
2009  Lowest contract charge 0.50% Class B        $ 83.28            --                   --             --        24.50%
      Highest contract charge 1.45% Class B       $ 80.67            --                   --             --        23.31%
      All contract charges                             --           364              $29,448           0.19%          --
2008  Lowest contract charge 0.50% Class B        $ 66.89            --                   --             --       (38.41)%
      Highest contract charge 1.45% Class B       $ 65.42            --                   --             --       (39.00)%
      All contract charges                             --           351              $23,077           3.77%          --
EQ/OPPENHEIMER GLOBAL
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B        $118.74            --                   --             --        19.77%
      Highest contract charge 1.45% Class B       $111.76            --                   --             --        18.63%
      All contract charges                             --           555              $62,005           0.89%          --
2011  Lowest contract charge 0.50% Class B        $ 99.14            --                   --             --        (9.08)%
      Highest contract charge 1.45% Class B       $ 94.21            --                   --             --        (9.94)%
      All contract charges                             --           525              $49,427           0.83%          --
2010  Lowest contract charge 0.50% Class B        $109.04            --                   --             --        14.61%
      Highest contract charge 1.45% Class B       $104.61            --                   --             --        13.51%
      All contract charges                             --           356              $37,232           0.66%          --
2009  Lowest contract charge 0.50% Class B        $ 95.14            --                   --             --        37.92%
      Highest contract charge 1.45% Class B       $ 92.16            --                   --             --        36.61%
      All contract charges                             --           242              $22,289           0.70%          --
2008  Lowest contract charge 0.50% Class B        $ 68.98            --                   --             --       (41.04)%
      Highest contract charge 1.45% Class B       $ 67.46            --                   --             --       (41.61)%
      All contract charges                             --           160              $10,889           1.37%          --
EQ/PIMCO ULTRA SHORT BOND (D)(E)
      Unit Value 1.10% to 1.25%*
2012  Lowest contract charge 1.10% Class A (m)    $ 99.61            --                   --             --         0.38%
      Highest contract charge 1.25% Class A (m)   $ 99.11            --                   --             --         0.23%
      All contract charges                             --             2              $   161           0.55%          --
2011  Lowest contract charge 1.10% Class A (m)    $ 99.23            --                   --             --        (1.05)%
      Highest contract charge 1.25% Class A (m)   $ 98.88            --                   --             --        (1.20)%
      All contract charges                             --             2              $   163           0.48%          --
2010  Lowest contract charge 1.10% Class A (m)    $100.28            --                   --             --        (0.02)%
      Highest contract charge 1.25% Class A (m)   $100.08            --                   --             --        (0.17)%
      All contract charges                             --             2              $   168           0.33%          --
2009  Lowest contract charge 1.10% Class A (m)    $100.30            --                   --             --         0.30%
      Highest contract charge 1.25% Class A (m)   $100.25            --                   --             --         0.25%
      All contract charges                             --             2              $   171           1.17%          --

                                    FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/PIMCO ULTRA SHORT BOND (D)(E)
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $114.29             --                  --             --         0.99%
      Highest contract charge 1.45% Class B      $106.18             --                  --             --         0.02%
      All contract charges                            --          1,066            $115,019           0.55%          --
2011  Lowest contract charge 0.50% Class B       $113.17             --                  --             --        (0.69)%
      Highest contract charge 1.45% Class B      $106.16             --                  --             --        (1.64)%
      All contract charges                            --          1,147            $123,827           0.48%          --
2010  Lowest contract charge 0.50% Class B       $113.96             --                  --             --         0.34%
      Highest contract charge 1.45% Class B      $107.93             --                  --             --        (0.62)%
      All contract charges                            --          1,333            $145,853           0.33%          --
2009  Lowest contract charge 0.50% Class B       $113.57             --                  --             --         7.47%
      Highest contract charge 1.45% Class B      $108.60             --                  --             --         6.44%
      All contract charges                            --          1,345            $147,582           1.17%          --
2008  Lowest contract charge 0.50% Class B       $105.68             --                  --             --        (4.53)%
      Highest contract charge 1.45% Class B      $102.03             --                  --             --        (5.44)%
      All contract charges                            --            975            $100,324           3.21%          --
EQ/QUALITY BOND PLUS (I)
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class A       $169.08             --                  --             --         1.94%
      Highest contract charge 1.45% Class A      $143.42             --                  --             --         1.16%
      All contract charges                            --            526            $ 96,066           0.60%          --
2011  Lowest contract charge 0.70% Class A       $165.87             --                  --             --         0.75%
      Highest contract charge 1.45% Class A      $141.77             --                  --             --         0.00%
      All contract charges                            --            586            $105,659           2.46%          --
2010  Lowest contract charge 0.50% Class A       $109.76             --                  --             --         5.93%
      Highest contract charge 1.45% Class A      $141.77             --                  --             --         4.93%
      All contract charges                            --            663            $119,757          10.69%          --
2009  Lowest contract charge 0.50% Class A       $103.61             --                  --             --         5.75%
      Highest contract charge 1.45% Class A      $135.11             --                  --             --         4.74%
      All contract charges                            --            714            $122,518           3.62%          --
2008  Lowest contract charge 0.50% Class A       $ 97.98             --                  --             --        (6.79)%
      Highest contract charge 1.45% Class A      $129.00             --                  --             --        (7.69)%
      All contract charges                            --            603            $ 98,734           5.15%          --
EQ/QUALITY BOND PLUS (I)
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B       $149.02             --                  --             --         2.15%
      Highest contract charge 1.30% Class B      $106.49             --                  --             --         1.33%
      All contract charges                            --            207            $ 28,867           0.60%          --
2011  Lowest contract charge 0.50% Class B       $145.89             --                  --             --         0.72%
      Highest contract charge 1.30% Class B      $105.09             --                  --             --        (0.08)%
      All contract charges                            --            225            $ 31,270           2.46%          --
2010  Lowest contract charge 0.50% Class B       $144.85             --                  --             --         5.71%
      Highest contract charge 1.30% Class B      $105.17             --                  --             --         4.88%
      All contract charges                            --            257            $ 35,267          10.69%          --
2009  Lowest contract charge 0.50% Class B       $137.03             --                  --             --         5.54%
      Highest contract charge 1.30% Class B      $100.28             --                  --             --         4.70%
      All contract charges                            --            266            $ 35,438           3.62%          --
2008  Lowest contract charge 0.50% Class B       $129.84             --                  --             --        (7.02)%
      Highest contract charge 1.30% Class B      $ 95.78             --                  --             --        (7.74)%
      All contract charges                            --            195            $ 25,267           5.15%          --
EQ/SMALL COMPANY INDEX (H)
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $104.81             --                  --             --         3.94%
      Highest contract charge 1.45% Class B      $168.71             --                  --             --        13.86%
      All contract charges                            --          1,155            $190,669           1.51%          --

                                    FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/SMALL COMPANY INDEX (H) (CONTINUED)
2011  Lowest contract charge 0.50% Class B       $163.21             --                  --             --        (4.48)%
      Highest contract charge 1.45% Class B      $148.17             --                  --             --        (5.39)%
      All contract charges                            --          1,195            $175,975           0.67%          --
2010  Lowest contract charge 0.50% Class B       $170.86             --                  --             --        25.19%
      Highest contract charge 1.45% Class B      $156.61             --                  --             --        24.00%
      All contract charges                            --          1,249            $194,601           0.97%          --
2009  Lowest contract charge 0.50% Class B       $136.48             --                  --             --        25.50%
      Highest contract charge 1.45% Class B      $126.30             --                  --             --        24.30%
      All contract charges                            --          1,263            $158,989           0.00%          --
2008  Lowest contract charge 0.50% Class B       $108.75             --                  --             --       (34.46)%
      Highest contract charge 1.45% Class B      $101.61             --                  --             --       (35.09)%
      All contract charges                            --          1,079            $110,179           0.86%          --
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $101.45             --                  --             --         0.94%
      Highest contract charge 1.45% Class B      $118.48             --                  --             --        17.20%
      All contract charges                            --          1,724            $204,879           0.00%          --
2011  Lowest contract charge 0.50% Class B       $108.34             --                  --             --        (2.43)%
      Highest contract charge 1.45% Class B      $101.09             --                  --             --        (3.36)%
      All contract charges                            --          1,478            $149,894           0.00%          --
2010  Lowest contract charge 0.50% Class B       $111.04             --                  --             --        15.81%
      Highest contract charge 1.45% Class B      $104.60             --                  --             --        14.71%
      All contract charges                            --          1,301            $136,780           0.00%          --
2009  Lowest contract charge 0.50% Class B       $ 95.88             --                  --             --        41.92%
      Highest contract charge 1.45% Class B      $ 91.19             --                  --             --        40.57%
      All contract charges                            --          1,059            $ 96,907           0.00%          --
2008  Lowest contract charge 0.50% Class B       $ 67.56             --                  --             --       (42.49)%
      Highest contract charge 1.45% Class B      $ 64.87             --                  --             --       (43.05)%
      All contract charges                            --            804            $ 52,446           0.00%
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $ 97.17             --                  --             --        18.75%
      Highest contract charge 1.45% Class B      $ 91.46             --                  --             --        17.60%
      All contract charges                            --            379            $ 34,837           1.35%          --
2011  Lowest contract charge 0.50% Class B       $ 81.83             --                  --             --        (8.76)%
      Highest contract charge 1.45% Class B      $ 77.77             --                  --             --        (9.62)%
      All contract charges                            --            375            $ 29,358           1.82%          --
2010  Lowest contract charge 0.50% Class B       $ 89.69             --                  --             --         7.45%
      Highest contract charge 1.45% Class B      $ 86.05             --                  --             --         6.42%
      All contract charges                            --            363            $ 31,436           1.51%          --
2009  Lowest contract charge 0.50% Class B       $ 83.47             --                  --             --        29.39%
      Highest contract charge 1.45% Class B      $ 80.86             --                  --             --        28.15%
      All contract charges                            --            345            $ 27,972           1.63%          --
2008  Lowest contract charge 0.50% Class B       $ 64.51             --                  --             --       (41.12)%
      Highest contract charge 1.45% Class B      $ 63.10             --                  --             --       (41.68)%
      All contract charges                            --            291            $ 18,450           1.69%          --
EQ/UBS GROWTH & INCOME
      Unit Value 0.50% to 1.34%*
2012  Lowest contract charge 0.50% Class B       $130.37             --                  --             --        12.31%
      Highest contract charge 1.34% Class B      $121.59             --                  --             --        11.36%
      All contract charges                            --            161            $ 18,984           0.84%          --
2011  Lowest contract charge 0.70% Class B       $114.40             --                  --             --        (3.50)%
      Highest contract charge 1.34% Class B      $109.19             --                  --             --        (4.12)%
      All contract charges                            --            177            $ 18,894           0.73%          --

                                    FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                           UNITS        ACCUMULATION UNIT   INVESTMENT
                                                         UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO**
                                                         ---------- ------------------- ----------------- --------------
EQ/UBS GROWTH & INCOME (CONTINUED)
2010  Lowest contract charge 0.50% Class B                $120.05             --                  --             --
      Highest contract charge 1.45% Class B               $113.09             --                  --             --
      All contract charges                                     --            206            $ 22,949           0.73%
2009  Lowest contract charge 0.50% Class B                $106.71             --                  --             --
      Highest contract charge 1.45% Class B               $101.49             --                  --             --
      All contract charges                                     --            207            $ 20,745           0.00%
2008  Lowest contract charge 0.50% Class B                $ 80.98             --                  --             --
      Highest contract charge 1.45% Class B               $ 77.76             --                  --             --
      All contract charges                                     --            195            $ 15,016           1.19%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B                $123.90             --                  --             --
      Highest contract charge 1.45% Class B               $115.11             --                  --             --
      All contract charges                                     --            229            $ 26,677           1.29%
2011  Lowest contract charge 0.70% Class B                $103.75             --                  --             --
      Highest contract charge 1.45% Class B               $ 98.64             --                  --             --
      All contract charges                                     --            230            $ 22,874           1.38%
2010  Lowest contract charge 0.50% Class B                $107.82             --                  --             --
      Highest contract charge 1.45% Class B               $102.11             --                  --             --
      All contract charges                                     --            227            $ 23,239           1.31%
2009  Lowest contract charge 0.50% Class B                $ 94.05             --                  --             --
      Highest contract charge 1.45% Class B               $ 89.93             --                  --             --
      All contract charges                                     --            210            $ 18,995           0.00%
2008  Lowest contract charge 0.50% Class B                $ 73.61             --                  --             --
      Highest contract charge 1.45% Class B               $ 71.07             --                  --             --
      All contract charges                                     --            197            $ 14,153           1.92%
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B                $131.92             --                  --             --
      Highest contract charge 1.45% Class B               $120.07             --                  --             --
      All contract charges                                     --          1,067            $131,515           0.01%
2011  Lowest contract charge 0.50% Class B                $110.09             --                  --             --
      Highest contract charge 1.45% Class B               $101.17             --                  --             --
      All contract charges                                     --            930            $ 96,316           0.00%
2010  Lowest contract charge 0.50% Class B                $117.54             --                  --             --
      Highest contract charge 1.45% Class B               $109.06             --                  --             --
      All contract charges                                     --            661            $ 73,829           0.01%
2009  Lowest contract charge 0.50% Class B                $100.72             --                  --             --
      Highest contract charge 1.45% Class B               $ 94.35             --                  --             --
      All contract charges                                     --            484            $ 46,515           0.19%
2008  Lowest contract charge 0.50% Class B                $ 72.15             --                  --             --
      Highest contract charge 1.45% Class B               $ 68.24             --                  --             --
      All contract charges                                     --            305            $ 21,123           0.58%
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Service Class 2 (n)    $118.93             --                  --             --
      Highest contract charge 1.45% Service Class 2 (n)   $102.76             --                  --             --
      All contract charges                                     --          1,056            $131,733           1.35%
2011  Lowest contract charge 0.50% Service Class 2 (n)    $102.91             --                  --             --
      Highest contract charge 1.45% Service Class 2 (n)   $ 89.78             --                  --             --
      All contract charges                                     --            650            $ 71,089           1.27%
2010  Lowest contract charge 0.70% Service Class 2 (n)    $117.81             --                  --             --
      Highest contract charge 1.34% Service Class 2 (n)   $117.57             --                  --             --
      All contract charges                                     --            147            $ 16,900           2.98%

                                                   --------
                                                     TOTAL
                                                   RETURN***
                                                   ---------

Lowest contract charge 0.50% Class B                 12.50%
Highest contract charge 1.45% Class B                11.43%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 31.77%
Highest contract charge 1.45% Class B                30.52%
All contract charges                                    --
Lowest contract charge 0.50% Class B                (40.33)%
Highest contract charge 1.45% Class B               (40.90)%
All contract charges                                    --

Unit Value 0.50% to 1.45%*
Lowest contract charge 0.50% Class B                 17.83%
Highest contract charge 1.45% Class B                16.70%
All contract charges                                    --
Lowest contract charge 0.70% Class B                 (2.67)%
Highest contract charge 1.45% Class B                (3.40)%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 14.64%
Highest contract charge 1.45% Class B                13.55%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 27.77%
Highest contract charge 1.45% Class B                26.54%
All contract charges                                    --
Lowest contract charge 0.50% Class B                (37.26)%
Highest contract charge 1.45% Class B               (37.86)%
All contract charges                                    --

Unit Value 0.50% to 1.45%*
Lowest contract charge 0.50% Class B                 19.83%
Highest contract charge 1.45% Class B                18.68%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 (6.34)%
Highest contract charge 1.45% Class B                (7.23)%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 16.70%
Highest contract charge 1.45% Class B                15.59%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 39.60%
Highest contract charge 1.45% Class B                38.26%
All contract charges                                    --
Lowest contract charge 0.50% Class B                (27.97)%
Highest contract charge 1.45% Class B               (28.66)%
All contract charges                                    --

Unit Value 0.50% to 1.45%*
Lowest contract charge 0.50% Service Class 2 (n)     15.57%
Highest contract charge 1.45% Service Class 2 (n)    14.46%
All contract charges                                    --
Lowest contract charge 0.50% Service Class 2 (n)     (3.27)%
Highest contract charge 1.45% Service Class 2 (n)    (7.73)%
All contract charges                                    --
Lowest contract charge 0.70% Service Class 2 (n)     12.48%
Highest contract charge 1.34% Service Class 2 (n)    12.28%
All contract charges                                    --

                                    FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                           UNITS        ACCUMULATION UNIT   INVESTMENT
                                                         UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO**
                                                         ---------- ------------------- ----------------- --------------
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Service Class 2 (n)    $120.35            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $118.08            --                   --             --
      All contract charges                                     --            17              $ 1,911           4.38%
2011  Lowest contract charge 0.90% Service Class 2 (n)    $102.63            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $102.11            --                   --             --
      All contract charges                                     --             6              $   659           3.76%
2010  Lowest contract charge 0.90% Service Class 2 (n)    $102.89            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $102.67            --                   --             --
      All contract charges                                     --             2              $   192           3.45%
FIDELITY(R) VIP MID CAP PORTFOLIO
      Unit Value 0.90% to 1.20%*
2012  Lowest contract charge 0.90% Service Class 2 (n)    $112.97            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $112.05            --                   --             --
      All contract charges                                     --            67              $ 7,525           0.50%
2011  Lowest contract charge 0.90% Service Class 2 (n)    $ 99.51            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $ 99.00            --                   --             --
      All contract charges                                     --            39              $ 3,930           0.03%
2010  Lowest contract charge 0.90% Service Class 2 (n)    $112.63            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $112.39            --                   --             --
      All contract charges                                     --            13              $ 1,569           0.28%
GOLDMAN SACHS VIT MID CAP VALUE FUND
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Service Class 2 (n)    $118.14            --                   --             --
      Highest contract charge 1.45% Service Class 2 (n)   $100.12            --                   --             --
      All contract charges                                     --           104              $10,957           1.38%
2011  Lowest contract charge 0.70% Service Class 2 (n)    $ 86.38            --                   --             --
      Highest contract charge 1.34% Service Class 2 (n)   $ 86.03            --                   --             --
      All contract charges                                     --            43              $ 3,873           1.38%
2010  Lowest contract charge 0.90% Service Class 2 (n)    $107.80            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $107.57            --                   --             --
      All contract charges                                     --             3              $   377           1.16%
INVESCO V.I. DIVERSIFIED DIVIDEND FUND (Q)
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Series II (t)          $107.78            --                   --             --
      Highest contract charge 1.20% Series II (t)         $105.75            --                   --             --
      All contract charges                                     --             7              $   724           2.26%
2011  Lowest contract charge 1.00% Series II (t)          $ 90.74            --                   --             --
      Highest contract charge 1.20% Series II (t)         $ 90.43            --                   --             --
      All contract charges                                     --             2              $   139           0.00%
INVESCO V.I. GLOBAL REAL ESTATE FUND
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Series II (n)          $131.22            --                   --             --
      Highest contract charge 1.45% Series II (n)         $110.37            --                   --             --
      All contract charges                                     --           237              $30,273           0.52%
2011  Lowest contract charge 0.50% Series II (n)          $103.15            --                   --             --
      Highest contract charge 1.45% Series II (n)         $ 87.60            --                   --             --
      All contract charges                                     --           118              $12,045           4.79%
2010  Lowest contract charge 0.70% Series II (n)          $109.44            --                   --             --
      Highest contract charge 1.34% Series II (n)         $109.21            --                   --             --
      All contract charges                                     --            33              $ 3,634           1.16%

                                                   --------
                                                     TOTAL
                                                   RETURN***
                                                   ---------

Unit Value 0.50% to 1.20%*
Lowest contract charge 0.50% Service Class 2 (n)     16.47%
Highest contract charge 1.20% Service Class 2 (n)    15.64%
All contract charges                                    --
Lowest contract charge 0.90% Service Class 2 (n)     (0.25)%
Highest contract charge 1.20% Service Class 2 (n)    (0.55)%
All contract charges                                    --
Lowest contract charge 0.90% Service Class 2 (n)      3.37%
Highest contract charge 1.20% Service Class 2 (n)     3.16%
All contract charges                                    --

Unit Value 0.90% to 1.20%*
Lowest contract charge 0.90% Service Class 2 (n)     13.53%
Highest contract charge 1.20% Service Class 2 (n)    13.18%
All contract charges                                    --
Lowest contract charge 0.90% Service Class 2 (n)    (11.65)%
Highest contract charge 1.20% Service Class 2 (n)   (11.91)%
All contract charges                                    --
Lowest contract charge 0.90% Service Class 2 (n)     13.50%
Highest contract charge 1.20% Service Class 2 (n)    13.27%
All contract charges                                    --

Unit Value 0.50% to 1.45%*
Lowest contract charge 0.50% Service Class 2 (n)     17.59%
Highest contract charge 1.45% Service Class 2 (n)    16.46%
All contract charges                                    --
Lowest contract charge 0.70% Service Class 2 (n)    (11.80)%
Highest contract charge 1.34% Service Class 2 (n)   (12.14)%
All contract charges                                    --
Lowest contract charge 0.90% Service Class 2 (n)      7.99%
Highest contract charge 1.20% Service Class 2 (n)     7.77%
All contract charges                                    --

Unit Value 0.50% to 1.20%*
Lowest contract charge 0.50% Series II (t)           17.78%
Highest contract charge 1.20% Series II (t)          16.94%
All contract charges                                    --
Lowest contract charge 1.00% Series II (t)           (8.50)%
Highest contract charge 1.20% Series II (t)          (8.63)%
All contract charges                                    --

Unit Value 0.50% to 1.45%*
Lowest contract charge 0.50% Series II (n)           27.21%
Highest contract charge 1.45% Series II (n)          25.99%
All contract charges                                    --
Lowest contract charge 0.50% Series II (n)           (7.20)%
Highest contract charge 1.45% Series II (n)         (11.03)%
All contract charges                                    --
Lowest contract charge 0.70% Series II (n)            5.19%
Highest contract charge 1.34% Series II (n)           5.00%
All contract charges                                    --

                                    FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------
                                                                     UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                   UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                   ---------- ------------------- ----------------- -------------- ---------
INVESCO V.I. HIGH YIELD FUND
      Unit Value 0.50% to 1.34%*
2012  Lowest contract charge 0.50% Series II (u)    $111.14            --                   --             --        16.38%
      Highest contract charge 1.34% Series II (u)   $109.61            --                   --             --        15.39%
      All contract charges                               --           115              $12,652           6.78%          --
2011  Lowest contract charge 0.70% Series II (u)    $ 95.38            --                   --             --        (4.60)%
      Highest contract charge 1.34% Series II (u)   $ 94.99            --                   --             --        (4.97)%
      All contract charges                               --            28              $ 2,717           0.00%          --
INVESCO V.I. INTERNATIONAL GROWTH FUND
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Series II (n)    $116.77            --                   --             --        14.68%
      Highest contract charge 1.45% Series II (n)   $ 98.51            --                   --             --        13.57%
      All contract charges                               --           185              $19,463           1.50%          --
2011  Lowest contract charge 0.70% Series II (n)    $ 87.16            --                   --             --       (10.41)%
      Highest contract charge 1.34% Series II (n)   $ 86.80            --                   --             --       (10.76)%
      All contract charges                               --            89              $ 8,406           0.59%          --
2010  Lowest contract charge 0.90% Series II (n)    $109.72            --                   --             --        11.11%
      Highest contract charge 1.20% Series II (n)   $109.49            --                   --             --        10.89%
      All contract charges                               --            12              $ 1,264           1.91%          --
INVESCO V.I. MID CAP CORE EQUITY FUND
      Unit Value 0.50% to 1.34%*
2012  Lowest contract charge 0.50% Series II (n)    $117.72            --                   --             --        10.06%
      Highest contract charge 1.34% Series II (n)   $115.42            --                   --             --         9.13%
      All contract charges                               --            85              $ 9,766           0.00%          --
2011  Lowest contract charge 0.50% Series II (n)    $106.96            --                   --             --        (6.97)%
      Highest contract charge 1.34% Series II (n)   $105.76            --                   --             --        (7.75)%
      All contract charges                               --            67              $ 7,017           0.11%          --
2010  Lowest contract charge 0.70% Series II (n)    $114.89            --                   --             --         9.90%
      Highest contract charge 1.34% Series II (n)   $114.65            --                   --             --         9.70%
      All contract charges                               --            16              $ 1,938           0.11%          --
INVESCO V.I. SMALL CAP EQUITY FUND
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Series II (n)    $138.24            --                   --             --        12.86%
      Highest contract charge 1.34% Series II (n)   $136.18            --                   --             --        12.14%
      All contract charges                               --            35              $ 4,643           0.00%          --
2011  Lowest contract charge 0.70% Series II (n)    $122.49            --                   --             --        (1.68)%
      Highest contract charge 1.34% Series II (n)   $121.44            --                   --             --        (2.31)%
      All contract charges                               --            33              $ 3,749           0.00%          --
2010  Lowest contract charge 0.70% Series II (n)    $124.58            --                   --             --        17.58%
      Highest contract charge 1.34% Series II (n)   $124.31            --                   --             --        17.37%
      All contract charges                               --             5              $   788           0.00%          --
IVY FUNDS VIP ENERGY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Common
       Shares (n)                                   $104.10            --                   --             --         0.86%
      Highest contract charge 1.45% Common
       Shares (n)                                   $ 86.77            --                   --             --        (0.10)%
      All contract charges                               --           195              $21,721           0.00%          --
2011  Lowest contract charge 0.50% Common
       Shares (n)                                   $103.21            --                   --             --        (9.53)%
      Highest contract charge 1.45% Common
       Shares (n)                                   $ 86.86            --                   --             --       (12.04)%
      All contract charges                               --           143              $16,122           0.00%          --
2010  Lowest contract charge 0.70% Common
       Shares (n)                                   $128.82            --                   --             --        24.79%
      Highest contract charge 1.34% Common
       Shares (n)                                   $128.55            --                   --             --        24.57%
      All contract charges                               --            29              $ 3,760           0.00%          --

                                    FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                                          UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ------------------- ----------------- -------------- ---------
IVY FUNDS VIP HIGH INCOME
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Common Shares (p)     $131.69            --                   --             --        18.04%
      Highest contract charge 1.45% Common
       Shares (p)                                        $114.86            --                   --             --        16.92%
      All contract charges                                    --           683              $88,396           5.63%          --
2011  Lowest contract charge 0.50% Common Shares (p)     $111.56            --                   --             --         4.73%
      Highest contract charge 1.34% Common
       Shares (p)                                        $110.31            --                   --             --         3.85%
      All contract charges                                    --           301              $33,347           6.59%          --
2010  Lowest contract charge 0.70% Common Shares (p)     $106.45            --                   --             --         4.86%
      Highest contract charge 1.34% Common
       Shares (p)                                        $106.22            --                   --             --         4.67%
      All contract charges                                    --            53              $ 5,682           0.00%          --
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Common Shares (u)     $101.88            --                   --             --        12.99%
      Highest contract charge 1.45% Common
       Shares (u)                                        $100.29            --                   --             --        11.91%
      All contract charges                                    --           273              $27,513           0.00%          --
2011  Lowest contract charge 0.70% Common Shares (u)     $ 90.05            --                   --             --        (7.12)%
      Highest contract charge 1.34% Common
       Shares (u)                                        $ 89.68            --                   --             --        (7.48)%
      All contract charges                                    --            64              $ 5,792           0.00%          --
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Common Shares (n)     $ 83.22            --                   --             --         4.64%
      Highest contract charge 1.45% Common
       Shares (n)                                        $ 81.92            --                   --             --         3.64%
      All contract charges                                    --            60              $ 5,527           0.00%          --
2011  Lowest contract charge 0.50% Common Shares (n)     $ 79.53            --                   --             --       (16.05)%
      Highest contract charge 1.34% Common
       Shares (n)                                        $ 79.10            --                   --             --       (16.49)%
      All contract charges                                    --            32              $ 2,757           0.35%          --
2010  Lowest contract charge 0.90% Common Shares (n)     $112.82            --                   --             --        13.52%
      Highest contract charge 1.20% Common
       Shares (n)                                        $112.58            --                   --             --        13.30%
      All contract charges                                    --             2              $   268           0.00%          --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Service Shares (p)    $112.62            --                   --             --        21.44%
      Highest contract charge 1.45% Service Shares (p)   $ 98.77            --                   --             --        20.28%
      All contract charges                                    --           827              $91,646           1.97%          --
2011  Lowest contract charge 0.50% Service Shares (p)    $ 92.74            --                   --             --       (18.44)%
      Highest contract charge 1.45% Service Shares (p)   $ 82.12            --                   --             --       (15.20)%
      All contract charges                                    --           499              $45,930           2.84%          --
2010  Lowest contract charge 0.50% Service Shares (p)    $113.71            --                   --             --         8.60%
      Highest contract charge 1.34% Service Shares (p)   $113.40            --                   --             --         8.34%
      All contract charges                                    --           144              $16,398           1.82%          --
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Service Class (n)     $120.05            --                   --             --        15.36%
      Highest contract charge 1.45% Service Class (n)    $104.22            --                   --             --        14.25%
      All contract charges                                    --           507              $61,848           1.50%          --
2011  Lowest contract charge 0.70% Service Class (n)     $108.65            --                   --             --        (2.46)%
      Highest contract charge 1.34% Service Class (n)    $107.72            --                   --             --        (3.09)%
      All contract charges                                    --           281              $29,846           1.30%          --
2010  Lowest contract charge 0.70% Service Class (n)     $111.39            --                   --             --         7.84%
      Highest contract charge 1.34% Service Class (n)    $111.16            --                   --             --         7.65%
      All contract charges                                    --            55              $ 6,102           0.00%          --

                                    FSA-129

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------------------
                                                                         UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ------------------- ----------------- -------------- ---------
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Service Class (p)    $137.59             --                  --             --        15.87%
      Highest contract charge 1.34% Service Class (p)   $135.54             --                  --             --        15.12%
      All contract charges                                   --             40            $  5,419           0.24%          --
2011  Lowest contract charge 0.70% Service Class (p)    $118.75             --                  --             --        (0.34)%
      Highest contract charge 1.34% Service Class (p)   $117.74             --                  --             --        (0.98)%
      All contract charges                                   --             22            $  2,551           0.26%          --
2010  Lowest contract charge 0.70% Service Class (p)    $119.15             --                  --             --        12.10%
      Highest contract charge 1.34% Service Class (p)   $118.90             --                  --             --        11.90%
      All contract charges                                   --              3            $    314           0.00%          --
MFS(R) INVESTORS TRUST SERIES
      Unit Value 0.90% to 1.34%*
2012  Lowest contract charge 0.90% Service Class (n)    $131.01             --                  --             --        17.76%
      Highest contract charge 1.34% Service Class (n)   $129.66             --                  --             --        17.23%
      All contract charges                                   --             50            $  6,232           0.82%          --
2011  Lowest contract charge 0.90% Service Class (n)    $111.25             --                  --             --        (3.29)%
      Highest contract charge 1.34% Service Class (n)   $110.60             --                  --             --        (3.72)%
      All contract charges                                   --             32            $  3,388           0.82%          --
2010  Lowest contract charge 0.90% Service Class (n)    $115.04             --                  --             --         9.34%
      Highest contract charge 1.34% Service Class (n)   $114.87             --                  --             --         9.20%
      All contract charges                                   --             16            $  1,748           0.00%          --
MFS(R) TECHNOLOGY PORTFOLIO
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Service Class (p)    $136.46             --                  --             --        13.69%
      Highest contract charge 1.45% Service Class (p)   $104.14             --                  --             --        12.61%
      All contract charges                                   --            137            $ 18,531           0.00%          --
2011  Lowest contract charge 0.50% Service Class (p)    $120.03             --                  --             --         0.55%
      Highest contract charge 1.45% Service Class (p)   $ 92.48             --                  --             --        (3.74)%
      All contract charges                                   --             80            $  9,624           0.00%          --
2010  Lowest contract charge 0.70% Service Class (p)    $119.29             --                  --             --        11.34%
      Highest contract charge 1.34% Service Class (p)   $119.04             --                  --             --        11.14%
      All contract charges                                   --             16            $  1,973           0.00%          --
MFS(R) UTILITIES SERIES
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Service Class (w)    $104.12             --                  --             --         3.92%
      Highest contract charge 1.45% Service Class (p)   $105.89             --                  --             --        11.57%
      All contract charges                                   --            316            $ 41,304           6.82%          --
2011  Lowest contract charge 0.50% Service Class (p)    $117.74             --                  --             --         5.98%
      Highest contract charge 1.45% Service Class (p)   $ 94.91             --                  --             --        (3.94)%
      All contract charges                                   --            175            $ 20,340           3.47%          --
2010  Lowest contract charge 0.70% Service Class (p)    $111.03             --                  --             --         9.36%
      Highest contract charge 1.34% Service Class (p)   $110.79             --                  --             --         9.16%
      All contract charges                                   --             19            $  2,068           0.00%          --
MULTIMANAGER AGGRESSIVE EQUITY (F)(O)
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A              $106.13             --                  --             --        13.64%
      Highest contract charge 1.45% Class A             $ 74.76             --                  --             --        12.56%
      All contract charges                                   --          5,853            $503,519           0.23%          --
2011  Lowest contract charge 0.50% Class A              $ 93.39             --                  --             --        (6.52)%
      Highest contract charge 1.45% Class A             $ 66.42             --                  --             --        (7.42)%
      All contract charges                                   --          6,544            $497,562           0.15%          --
2010  Lowest contract charge 0.50% Class A              $ 99.90             --                  --             --        17.31%
      Highest contract charge 1.45% Class A             $ 71.74             --                  --             --        16.19%
      All contract charges                                   --          7,304            $598,009           0.87%          --

                                    FSA-130

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
MULTIMANAGER AGGRESSIVE EQUITY (F)(O) (CONTINUED)
2009  Lowest contract charge 0.50% Class A       $ 85.16             --                  --             --        36.94%
      Highest contract charge 1.45% Class A      $ 61.74             --                  --             --        35.63%
      All contract charges                            --          7,754            $543,315           0.40%          --
2008  Lowest contract charge 0.50% Class A       $ 62.19             --                  --             --       (46.81)%
      Highest contract charge 1.45% Class A      $ 45.52             --                  --             --       (47.32)%
      All contract charges                            --          7,902            $406,785           0.49%          --
MULTIMANAGER AGGRESSIVE EQUITY (F)(O)
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B       $ 79.55             --                  --             --        13.64%
      Highest contract charge 1.30% Class B      $ 99.75             --                  --             --        12.74%
      All contract charges                            --            268            $ 20,873           0.23%          --
2011  Lowest contract charge 0.50% Class B       $ 70.00             --                  --             --        (6.75)%
      Highest contract charge 1.30% Class B      $ 88.48             --                  --             --        (7.49)%
      All contract charges                            --            303            $ 20,908           0.15%          --
2010  Lowest contract charge 0.50% Class B       $ 75.07             --                  --             --        17.02%
      Highest contract charge 1.30% Class B      $ 95.64             --                  --             --        16.10%
      All contract charges                            --            367            $ 27,322           0.87%          --
2009  Lowest contract charge 0.50% Class B       $ 64.15             --                  --             --        36.58%
      Highest contract charge 1.30% Class B      $ 82.38             --                  --             --        35.52%
      All contract charges                            --            279            $ 17,675           0.40%          --
2008  Lowest contract charge 0.50% Class B       $ 46.97             --                  --             --       (46.94)%
      Highest contract charge 1.30% Class B      $ 60.79             --                  --             --       (47.37)%
      All contract charges                            --            133            $  6,081           0.49%          --
MULTIMANAGER CORE BOND
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $101.59             --                  --             --         1.52%
      Highest contract charge 1.45% Class B      $146.53             --                  --             --         3.94%
      All contract charges                            --            985            $145,634           2.08%          --
2011  Lowest contract charge 0.50% Class B       $155.17             --                  --             --         5.28%
      Highest contract charge 1.45% Class B      $140.97             --                  --             --         4.28%
      All contract charges                            --            844            $120,045           2.57%          --
2010  Lowest contract charge 0.50% Class B       $147.39             --                  --             --         5.68%
      Highest contract charge 1.45% Class B      $135.19             --                  --             --         4.66%
      All contract charges                            --            818            $111,731           2.80%          --
2009  Lowest contract charge 0.50% Class B       $139.47             --                  --             --         7.77%
      Highest contract charge 1.45% Class B      $129.17             --                  --             --         6.74%
      All contract charges                            --            666            $ 86,980           3.57%          --
2008  Lowest contract charge 0.50% Class B       $129.41             --                  --             --         1.95%
      Highest contract charge 1.45% Class B      $121.01             --                  --             --         0.98%
      All contract charges                            --            582            $ 71,497           4.88%          --
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $136.60             --                  --             --        17.15%
      Highest contract charge 1.45% Class B      $122.91             --                  --             --        16.03%
      All contract charges                            --            442            $ 55,004           1.41%          --
2011  Lowest contract charge 0.50% Class B       $116.60             --                  --             --       (18.39)%
      Highest contract charge 1.45% Class B      $105.93             --                  --             --       (19.17)%
      All contract charges                            --            489            $ 52,486           1.60%          --
2010  Lowest contract charge 0.50% Class B       $142.88             --                  --             --         6.42%
      Highest contract charge 1.45% Class B      $131.06             --                  --             --         5.40%
      All contract charges                            --            552            $ 73,081           2.93%          --
2009  Lowest contract charge 0.50% Class B       $134.26             --                  --             --        29.27%
      Highest contract charge 1.45% Class B      $124.34             --                  --             --        28.04%
      All contract charges                            --            597            $ 74,900           1.59%          --

                                    FSA-131

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                               UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ------------------- ----------------- -------------- ---------
MULTIMANAGER INTERNATIONAL EQUITY (CONTINUED)
2008  Lowest contract charge 0.50% Class B    $103.86            --                   --             --       (47.50)%
      Highest contract charge 1.45% Class B   $ 97.11            --                   --             --       (48.00)%
      All contract charges                         --           616              $60,647           1.53%          --
MULTIMANAGER LARGE CAP CORE EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $124.33            --                   --             --        13.94%
      Highest contract charge 1.45% Class B   $111.87            --                   --             --        12.84%
      All contract charges                         --           108              $12,243           0.57%          --
2011  Lowest contract charge 0.50% Class B    $109.12            --                   --             --        (7.81)%
      Highest contract charge 1.45% Class B   $ 99.14            --                   --             --        (8.69)%
      All contract charges                         --           125              $12,610           0.30%          --
2010  Lowest contract charge 0.50% Class B    $118.37            --                   --             --        10.98%
      Highest contract charge 1.45% Class B   $108.58            --                   --             --         9.93%
      All contract charges                         --           137              $15,023           0.26%          --
2009  Lowest contract charge 0.50% Class B    $106.66            --                   --             --        31.86%
      Highest contract charge 1.45% Class B   $ 98.77            --                   --             --        30.58%
      All contract charges                         --           150              $15,024           1.43%          --
2008  Lowest contract charge 0.50% Class B    $ 80.89            --                   --             --       (39.85)%
      Highest contract charge 1.45% Class B   $ 75.64            --                   --             --       (40.41)%
      All contract charges                         --           159              $12,192           0.51%          --
MULTIMANAGER LARGE CAP VALUE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $143.09            --                   --             --        15.00%
      Highest contract charge 1.45% Class B   $128.75            --                   --             --        13.89%
      All contract charges                         --           368              $48,051           1.18%          --
2011  Lowest contract charge 0.50% Class B    $124.43            --                   --             --        (6.00)%
      Highest contract charge 1.45% Class B   $113.05            --                   --             --        (6.89)%
      All contract charges                         --           414              $47,447           0.98%          --
2010  Lowest contract charge 0.50% Class B    $132.37            --                   --             --        12.22%
      Highest contract charge 1.45% Class B   $121.41            --                   --             --        11.51%
      All contract charges                         --           468              $57,445           0.87%          --
2009  Lowest contract charge 0.50% Class B    $117.95            --                   --             --        22.65%
      Highest contract charge 1.45% Class B   $108.88            --                   --             --        21.09%
      All contract charges                         --           507              $55,659           1.87%          --
2008  Lowest contract charge 0.50% Class B    $ 96.17            --                   --             --       (37.77)%
      Highest contract charge 1.45% Class B   $ 89.92            --                   --             --       (38.36)%
      All contract charges                         --           523              $47,681           1.42%          --
MULTIMANAGER MID CAP GROWTH
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class B    $130.78            --                   --             --        14.64%
      Highest contract charge 1.45% Class B   $120.32            --                   --             --        13.78%
      All contract charges                         --           511              $62,998           0.00%          --
2011  Lowest contract charge 0.70% Class B    $114.08            --                   --             --        (8.53)%
      Highest contract charge 1.45% Class B   $105.75            --                   --             --        (9.22)%
      All contract charges                         --           573              $61,816           0.00%          --
2010  Lowest contract charge 0.50% Class B    $127.00            --                   --             --        26.24%
      Highest contract charge 1.45% Class B   $116.49            --                   --             --        25.04%
      All contract charges                         --           642              $76,165           0.00%          --
2009  Lowest contract charge 0.50% Class B    $100.60            --                   --             --        41.07%
      Highest contract charge 1.45% Class B   $ 93.16            --                   --             --        39.71%
      All contract charges                         --           679              $64,442           0.00%          --
2008  Lowest contract charge 0.50% Class B    $ 71.31            --                   --             --       (43.86)%
      Highest contract charge 1.45% Class B   $ 66.68            --                   --             --       (44.40)%
      All contract charges                         --           679              $46,112           0.00%          --

                                    FSA-132

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                               UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ------------------- ----------------- -------------- ---------
MULTIMANAGER MID CAP VALUE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $162.17            --                   --             --        14.24%
      Highest contract charge 1.45% Class B   $145.92            --                   --             --        13.14%
      All contract charges                         --           386              $56,917           0.36%          --
2011  Lowest contract charge 0.50% Class B    $141.96            --                   --             --       (13.77)%
      Highest contract charge 1.45% Class B   $128.97            --                   --             --       (14.58)%
      All contract charges                         --           440              $57,115           0.02%          --
2010  Lowest contract charge 0.50% Class B    $164.62            --                   --             --        24.29%
      Highest contract charge 1.45% Class B   $150.99            --                   --             --        23.10%
      All contract charges                         --           487              $74,122           0.77%          --
2009  Lowest contract charge 0.50% Class B    $132.45            --                   --             --        43.64%
      Highest contract charge 1.45% Class B   $122.66            --                   --             --        42.28%
      All contract charges                         --           487              $60,246           3.10%          --
2008  Lowest contract charge 0.50% Class B    $ 92.21            --                   --             --       (36.28)%
      Highest contract charge 1.45% Class B   $ 86.21            --                   --             --       (36.90)%
      All contract charges                         --           478              $41,835           0.45%          --
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A    $102.94            --                   --             --         4.81%
      Highest contract charge 1.45% Class A   $ 99.32            --                   --             --         3.80%
      All contract charges                         --           520              $87,757           2.29%          --
2011  Lowest contract charge 0.50% Class A    $ 98.22            --                   --             --         4.80%
      Highest contract charge 1.45% Class A   $ 95.68            --                   --             --         3.81%
      All contract charges                         --           546              $88,897           3.96%          --
2010  Lowest contract charge 0.50% Class A    $ 93.72            --                   --             --         6.36%
      Highest contract charge 1.45% Class A   $ 92.17            --                   --             --         5.35%
      All contract charges                         --           586              $92,038           2.82%          --
2009  Lowest contract charge 0.50% Class A    $ 88.11            --                   --             --         9.36%
      Highest contract charge 1.45% Class A   $ 87.49            --                   --             --         8.32%
      All contract charges                         --           599              $89,248           4.66%          --
2008  Lowest contract charge 0.50% Class A    $ 80.57            --                   --             --       (23.70)%
      Highest contract charge 1.45% Class A   $ 80.77            --                   --             --       (24.43)%
      All contract charges                         --           645              $88,735           9.05%          --
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B    $133.36            --                   --             --         4.79%
      Highest contract charge 1.30% Class B   $ 96.76            --                   --             --         3.96%
      All contract charges                         --           300              $31,613           2.29%          --
2011  Lowest contract charge 0.50% Class B    $127.26            --                   --             --         4.55%
      Highest contract charge 1.30% Class B   $ 93.07            --                   --             --         3.72%
      All contract charges                         --           289              $29,574           3.96%          --
2010  Lowest contract charge 0.50% Class B    $121.72            --                   --             --         6.09%
      Highest contract charge 1.30% Class B   $ 89.73            --                   --             --         5.26%
      All contract charges                         --           305              $30,085           2.82%          --
2009  Lowest contract charge 0.50% Class B    $114.73            --                   --             --         9.10%
      Highest contract charge 1.30% Class B   $ 85.24            --                   --             --         8.23%
      All contract charges                         --           277              $26,252           4.66%          --
2008  Lowest contract charge 0.50% Class B    $105.16            --                   --             --       (23.89)%
      Highest contract charge 1.30% Class B   $ 78.76            --                   --             --       (24.49)%
      All contract charges                         --           298              $26,227           9.05%          --
MULTIMANAGER SMALL CAP GROWTH
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $126.46            --                   --             --        10.81%
      Highest contract charge 1.45% Class B   $116.86            --                   --             --         9.76%
      All contract charges                         --           327              $38,523           0.00%          --

                                    FSA-133

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------------------
                                                                         UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ------------------- ----------------- -------------- ---------
MULTIMANAGER SMALL CAP GROWTH (CONTINUED)
2011  Lowest contract charge 0.50% Class B              $114.12             --                  --             --       (16.10)%
      Highest contract charge 1.45% Class B             $106.47             --                  --             --       (16.90)%
      All contract charges                                   --            365            $ 39,106           0.00%          --
2010  Lowest contract charge 0.50% Class B              $136.02             --                  --             --        27.01%
      Highest contract charge 1.45% Class B             $128.13             --                  --             --        25.81%
      All contract charges                                   --            410            $ 52,764           0.00%          --
2009  Lowest contract charge 0.50% Class B              $107.09             --                  --             --        33.86%
      Highest contract charge 1.45% Class B             $101.85             --                  --             --        32.58%
      All contract charges                                   --            429            $ 43,863           0.00%
2008  Lowest contract charge 0.50% Class B              $ 80.00             --                  --             --       (42.40)%
      Highest contract charge 1.45% Class B             $ 76.82             --                  --             --       (42.96)%
      All contract charges                                   --            416            $ 32,215           0.00%          --
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B              $189.51             --                  --             --        16.19%
      Highest contract charge 1.45% Class B             $138.95             --                  --             --        15.08%
      All contract charges                                   --            629            $112,152           0.58%          --
2011  Lowest contract charge 0.50% Class B              $163.11             --                  --             --        (9.47)%
      Highest contract charge 1.45% Class B             $120.74             --                  --             --       (10.34)%
      All contract charges                                   --            696            $107,551           0.07%          --
2010  Lowest contract charge 0.50% Class B              $180.17             --                  --             --        23.89%
      Highest contract charge 1.45% Class B             $134.66             --                  --             --        22.70%
      All contract charges                                   --            783            $134,605           0.15%          --
2009  Lowest contract charge 0.50% Class B              $145.43             --                  --             --        25.78%
      Highest contract charge 1.45% Class B             $109.75             --                  --             --        24.59%
      All contract charges                                   --            853            $119,151           1.05%          --
2008  Lowest contract charge 0.50% Class B              $115.62             --                  --             --       (38.17)%
      Highest contract charge 1.45% Class B             $ 88.09             --                  --             --       (38.77)%
      All contract charges                                   --            872            $ 97,762           0.25%          --
MULTIMANAGER TECHNOLOGY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B              $135.22             --                  --             --        12.86%
      Highest contract charge 1.45% Class B             $121.67             --                  --             --        11.78%
      All contract charges                                   --            919            $113,684           0.00%          --
2011  Lowest contract charge 0.50% Class B              $119.81             --                  --             --        (5.30)%
      Highest contract charge 1.45% Class B             $108.85             --                  --             --        (6.20)%
      All contract charges                                   --            978            $108,102           0.00%          --
2010  Lowest contract charge 0.50% Class B              $126.51             --                  --             --        17.11%
      Highest contract charge 1.45% Class B             $116.04             --                  --             --        16.00%
      All contract charges                                   --          1,075            $126,366           0.00%          --
2009  Lowest contract charge 0.50% Class B              $108.02             --                  --             --        57.65%
      Highest contract charge 1.45% Class B             $100.03             --                  --             --        56.15%
      All contract charges                                   --          1,128            $114,338           0.00%          --
2008  Lowest contract charge 0.50% Class B              $ 68.52             --                  --             --       (47.34)%
      Highest contract charge 1.45% Class B             $ 64.06             --                  --             --       (47.85)%
      All contract charges                                   --            995            $ 64,569           0.00%          --
OPPENHEIMER MAIN STREET FUND(R) /VA
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Service Class (n)    $123.06             --                  --             --        16.02%
      Highest contract charge 1.20% Service Class (n)   $120.74             --                  --             --        15.20%
      All contract charges                                   --              4            $    521           0.60%          --
2011  Lowest contract charge 0.50% Service Class (n)    $106.07             --                  --             --        (0.80)%
      Highest contract charge 1.20% Service Class (n)   $104.81             --                  --             --        (1.50)%
      All contract charges                                   --              2            $    187           0.41%          --

                                    FSA-134

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------------------
                                                                         UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ------------------- ----------------- -------------- ---------
OPPENHEIMER MAIN STREET FUND(R) /VA (CONTINUED)
2010  Lowest contract charge 1.20% Service Class (n)    $106.41            --                   --             --         7.17%
      Highest contract charge 1.20% Service Class (n)   $106.41            --                   --             --         7.17%
      All contract charges                                   --            --              $    52           0.00%          --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY
 PORTFOLIO
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Advisor Class (n)    $119.10            --                   --             --         4.59%
      Highest contract charge 1.20% Advisor Class (n)   $116.86            --                   --             --         3.86%
      All contract charges                                   --            31              $ 3,633           2.52%          --
2011  Lowest contract charge 0.50% Advisor Class (n)    $113.87            --                   --             --        (8.01)%
      Highest contract charge 1.20% Advisor Class (n)   $112.52            --                   --             --        (8.65)%
      All contract charges                                   --            16              $ 1,926          14.41%          --
2010  Lowest contract charge 0.90% Advisor Class (n)    $123.43            --                   --             --        22.88%
      Highest contract charge 1.20% Advisor Class (n)   $123.17            --                   --             --        22.63%
      All contract charges                                   --             4              $   561          11.03%          --
TARGET 2015 ALLOCATION
      Unit Value 0.50% to 1.35%*
2012  Lowest contract charge 0.50% Class B              $112.77            --                   --             --        10.31%
      Highest contract charge 1.35% Class B             $106.82            --                   --             --         9.37%
      All contract charges                                   --           208              $22,217           1.35%          --
2011  Lowest contract charge 0.50% Class B              $102.23            --                   --             --        (3.30)%
      Highest contract charge 1.35% Class B             $ 97.67            --                   --             --        (4.13)%
      All contract charges                                   --           217              $21,215           1.57%          --
2010  Lowest contract charge 0.50% Class B              $105.72            --                   --             --        10.17%
      Highest contract charge 1.45% Class B             $101.43            --                   --             --         9.12%
      All contract charges                                   --           202              $20,501           1.52%          --
2009  Lowest contract charge 0.50% Class B              $ 95.96            --                   --             --        19.71%
      Highest contract charge 1.45% Class B             $ 92.95            --                   --             --        18.56%
      All contract charges                                   --           171              $15,922           4.64%          --
2008  Lowest contract charge 0.50% Class B              $ 80.16            --                   --             --       (30.82)%
      Highest contract charge 1.45% Class B             $ 78.40            --                   --             --       (31.49)%
      All contract charges                                   --           128              $10,137           3.62%          --
TARGET 2025 ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B              $110.93            --                   --             --        12.28%
      Highest contract charge 1.45% Class B             $104.41            --                   --             --        11.22%
      All contract charges                                   --           333              $34,948           1.44%          --
2011  Lowest contract charge 0.50% Class B              $ 98.80            --                   --             --        (4.38)%
      Highest contract charge 1.45% Class B             $ 93.88            --                   --             --        (5.30)%
      All contract charges                                   --           306              $28,988           1.45%          --
2010  Lowest contract charge 0.50% Class B              $103.33            --                   --             --        11.38%
      Highest contract charge 1.45% Class B             $ 99.13            --                   --             --        10.32%
      All contract charges                                   --           272              $27,184           1.46%          --
2009  Lowest contract charge 0.50% Class B              $ 92.77            --                   --             --        22.58%
      Highest contract charge 1.45% Class B             $ 89.86            --                   --             --        21.42%
      All contract charges                                   --           222              $20,037           4.87%          --
2008  Lowest contract charge 0.50% Class B              $ 75.68            --                   --             --       (35.34)%
      Highest contract charge 1.45% Class B             $ 74.01            --                   --             --       (35.96)%
      All contract charges                                   --           143              $10,694           3.46%          --
TARGET 2035 ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B              $109.83            --                   --             --        13.54%
      Highest contract charge 1.45% Class B             $103.37            --                   --             --        12.46%
      All contract charges                                   --           295              $30,826           1.51%          --

                                    FSA-135

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
TARGET 2035 ALLOCATION (CONTINUED)
2011  Lowest contract charge 0.70% Class B        $ 95.70            --                   --             --        (5.31)%
      Highest contract charge 1.45% Class B       $ 91.92            --                   --             --        (6.03)%
      All contract charges                             --           258              $23,880           1.44%          --
2010  Lowest contract charge 0.50% Class B        $101.96            --                   --             --        12.16%
      Highest contract charge 1.45% Class B       $ 97.82            --                   --             --        11.09%
      All contract charges                             --           219              $21,513           1.41%          --
2009  Lowest contract charge 0.50% Class B        $ 90.90            --                   --             --        24.93%
      Highest contract charge 1.45% Class B       $ 88.05            --                   --             --        23.74%
      All contract charges                             --           169              $14,876           4.83%          --
2008  Lowest contract charge 0.50% Class B        $ 72.76            --                   --             --       (38.34)%
      Highest contract charge 1.45% Class B       $ 71.16            --                   --             --       (38.94)%
      All contract charges                             --            97              $ 6,992           3.39%          --
TARGET 2045 ALLOCATION
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class B        $106.39            --                   --             --        14.62%
      Highest contract charge 1.45% Class B       $101.41            --                   --             --        13.75%
      All contract charges                             --           213              $21,756           1.59%          --
2011  Lowest contract charge 0.70% Class B        $ 92.82            --                   --             --        (6.19)%
      Highest contract charge 1.45% Class B       $ 89.15            --                   --             --        (6.90)%
      All contract charges                             --           179              $16,081           1.35%          --
2010  Lowest contract charge 0.50% Class B        $ 99.81            --                   --             --        12.71%
      Highest contract charge 1.45% Class B       $ 95.76            --                   --             --        11.65%
      All contract charges                             --           147              $14,276           1.25%          --
2009  Lowest contract charge 0.50% Class B        $ 88.55            --                   --             --        27.14%
      Highest contract charge 1.45% Class B       $ 85.77            --                   --             --        25.91%
      All contract charges                             --           117              $10,042           4.83%          --
2008  Lowest contract charge 0.50% Class B        $ 69.65            --                   --             --       (41.63)%
      Highest contract charge 1.45% Class B       $ 68.12            --                   --             --       (42.18)%
      All contract charges                             --            69              $ 4,692           2.97%          --
TEMPLETON GLOBAL BOND SECURITIES FUND
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Class 2 (n)    $118.35            --                   --             --        14.49%
      Highest contract charge 1.20% Class 2 (n)   $116.12            --                   --             --        13.69%
      All contract charges                             --           135              $15,647           6.09%          --
2011  Lowest contract charge 0.70% Class 2 (n)    $103.02            --                   --             --        (1.56)%
      Highest contract charge 1.20% Class 2 (n)   $102.14            --                   --             --        (2.06)%
      All contract charges                             --            65              $ 6,603           5.27%          --
2010  Lowest contract charge 0.90% Class 2 (n)    $104.51            --                   --             --         4.37%
      Highest contract charge 1.20% Class 2 (n)   $104.29            --                   --             --         4.16%
      All contract charges                             --            19              $ 2,035           0.24%          --
VAN ECK VIP GLOBAL HARD ASSETS FUND
      Unit Value 0.50% to 1.34%*
2012  Lowest contract charge 0.50% Common
       Shares (u)                                 $ 85.55            --                   --             --         2.59%
      Highest contract charge 1.34% Common
       Shares (u)                                 $ 84.37            --                   --             --         1.72%
      All contract charges                             --           164              $13,909           0.74%          --
2011  Lowest contract charge 0.50% Common
       Shares (u)                                 $ 83.39            --                   --             --       (16.43)%
      Highest contract charge 1.34% Common
       Shares (u)                                 $ 82.94            --                   --             --       (16.86)%
      All contract charges                             --            76              $ 6,314           0.00%          --

   ----------
  (a)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
  (b)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (c)EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
  (d)EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
  (e)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.

                                    FSA-136

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2012

8. Financial Highlights (Concluded)

  (f)Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
  (g)EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
  (h)EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
  (i)EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
  (j)EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
  (k)Units were made available for sale on July 10, 2009
  (l)Units were made available for sale on September 18, 2009.
  (m)Units were made available for sale on September 30, 2009.
  (n)Units were made available on May 3, 2010.
  (o)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
  (p)Units were made available on September 20, 2010.
  (q)Invesco V.I. Dividend Growth Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011.
  (r)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
  (s)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
  (t)Units were made available on May 2, 2011.
  (u)Units were made available on May 20, 2011.
  (v)Units were made available on June 8, 2012.
  (w)Units were made available on August 17, 2012.
  * Expenses as percentage of average net assets consisting of mortality, risk, financial accounting and other expenses, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of trust fees and expenses divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2012 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-137

                             FINANCIAL STATEMENTS

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm.................... F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2012 and 2011.................. F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31,
   2012, 2011 and 2010..................................................... F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended
   December 31, 2012, 2011 and 2010........................................ F-4
  Consolidated Statements of Equity, Years Ended December 31, 2012, 2011
   and 2010................................................................ F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2012,
   2011 and 2010........................................................... F-6
  Notes to Consolidated Financial Statements............................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the notes to Consolidated Financial Statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs associated with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 8, 2013

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2012 AND 2011

                                                                                        2012       2011
                                                                                     ---------- ----------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   33,607 $   31,992
 Mortgage loans on real estate......................................................      5,059      4,281
 Equity real estate, held for the production of income..............................          4         99
 Policy loans.......................................................................      3,512      3,542
 Other equity investments...........................................................      1,643      1,707
 Trading securities.................................................................      2,309        982
 Other invested assets..............................................................      1,828      2,340
                                                                                     ---------- ----------
   Total investments................................................................     47,962     44,943
Cash and cash equivalents...........................................................      3,162      3,227
Cash and securities segregated, at fair value.......................................      1,551      1,280
Broker-dealer related receivables...................................................      1,605      1,327
Deferred policy acquisition costs...................................................      3,728      3,545
Goodwill and other intangible assets, net...........................................      3,673      3,697
Amounts due from reinsurers.........................................................      3,847      3,542
Loans to affiliates.................................................................      1,037      1,041
Guaranteed minimum income benefit reinsurance asset, at fair value..................     11,044     10,547
Other assets........................................................................      5,095      5,340
Separate Accounts' assets...........................................................     94,139     86,419
                                                                                     ---------- ----------

TOTAL ASSETS........................................................................ $  176,843 $  164,908
                                                                                     ========== ==========

LIABILITIES
Policyholders' account balances..................................................... $   28,263 $   26,033
Future policy benefits and other policyholders liabilities..........................     22,687     21,595
Broker-dealer related payables......................................................        664        466
Customers related payables..........................................................      2,562      1,889
Amounts due to reinsurers...........................................................         75         74
Short-term and long-term debt.......................................................        523        645
Loans from affiliates...............................................................      1,325      1,325
Current and deferred income taxes...................................................      5,172      5,104
Other liabilities...................................................................      3,503      3,815
Separate Accounts' liabilities......................................................     94,139     86,419
                                                                                     ---------- ----------
   Total liabilities................................................................    158,913    147,365
                                                                                     ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding.          2          2
 Capital in excess of par value.....................................................      5,992      5,743
 Retained earnings..................................................................      9,125      9,392
 Accumulated other comprehensive income (loss)......................................        317       (297)
                                                                                     ---------- ----------
   Total AXA Equitable's equity.....................................................     15,436     14,840
                                                                                     ---------- ----------
Noncontrolling interest.............................................................      2,494      2,703
                                                                                     ---------- ----------
   Total equity.....................................................................     17,930     17,543
                                                                                     ---------- ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  176,843 $  164,908
                                                                                     ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                           2012      2011      2010
                                                                         --------  --------  --------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $  3,334  $  3,312  $  3,067
Premiums................................................................      514       533       530
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     (978)    2,374      (284)
 Other investment income (loss).........................................    2,316     2,128     2,260
                                                                         --------  --------  --------
   Total net investment income (loss)...................................    1,338     4,502     1,976
                                                                         --------  --------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................      (96)      (36)     (300)
 Portion of loss recognized in other comprehensive income (loss)........        2         4        18
                                                                         --------  --------  --------
   Net impairment losses recognized.....................................      (94)      (32)     (282)
 Other investment gains (losses), net...................................       (3)      (15)       98
                                                                         --------  --------  --------
     Total investment gains (losses), net...............................      (97)      (47)     (184)
                                                                         --------  --------  --------
Commissions, fees and other income......................................    3,574     3,631     3,702
Increase (decrease) in the fair value of the reinsurance contract asset.      497     5,941     2,350
                                                                         --------  --------  --------
     Total revenues.....................................................    9,160    17,872    11,441
                                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................    2,989     4,360     3,082
Interest credited to policyholders' account balances....................    1,166       999       950
Compensation and benefits...............................................    1,672     2,263     1,953
Commissions.............................................................    1,248     1,195     1,044
Distribution related payments...........................................      367       303       287
Amortization of deferred sales commissions..............................       40        38        47
Interest expense........................................................      108       106       106
Amortization of deferred policy acquisition costs.......................      576     3,620      (326)
Capitalization of deferred policy acquisition costs.....................     (718)     (759)     (655)
Rent expense............................................................      201       240       244
Amortization of other intangible assets.................................       24        24        23
Other operating costs and expenses......................................    1,429     1,359     1,438
                                                                         --------  --------  --------
     Total benefits and other deductions................................    9,102    13,748     8,193
                                                                         --------  --------  --------
Earnings (loss) from continuing operations, before income taxes......... $     58  $  4,124  $  3,248
Income tax (expense) benefit............................................      158    (1,298)     (789)
                                                                         --------  --------  --------

Net earnings (loss).....................................................      216     2,826     2,459
 Less: net (earnings) loss attributable to the noncontrolling interest..     (121)      101      (235)
                                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....................... $     95  $  2,927  $  2,224
                                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                2012     2011      2010
                                                                               ------  --------  --------
                                                                                      (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $  216  $  2,826  $  2,459
                                                                               ------  --------  --------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......    580       366       459
 Defined benefit plans:
   Net gain (loss) arising during year........................................    (82)     (169)     (121)
   Prior service cost arising during year.....................................      1        --        --
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........    106        94        82
     Amortization of net prior service credit included in net periodic cost...      1         1        (1)
                                                                               ------  --------  --------
       Other comprehensive income (loss) -- defined benefit plans.............     26       (74)      (40)
                                                                               ------  --------  --------
Total other comprehensive income (loss), net of income taxes..................    606       292       419
                                                                               ------  --------  --------

Comprehensive income (loss)...................................................    822     3,118     2,878

 Less: Comprehensive (income) loss attributable to noncontrolling interest....   (113)      122      (228)
                                                                               ------  --------  --------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $  709  $  3,240  $  2,650
                                                                               ======  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                               2012       2011       2010
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,743      5,593      5,583
 Changes in capital in excess of par value.................................       249        150         10
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,992      5,743      5,593
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     9,392      6,844      4,920
 Net earnings (loss).......................................................        95      2,927      2,224
 Stockholder dividends.....................................................      (362)      (379)      (300)
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................     9,125      9,392      6,844
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (297)      (610)    (1,036)
 Other comprehensive income (loss).........................................       614        313        426
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................       317       (297)      (610)
                                                                            ---------  ---------  ---------

   Total AXA Equitable's equity, end of year...............................    15,436     14,840     11,829
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     2,703      3,118      3,269
 Purchase of AllianceBernstein Units by noncontrolling interest............        --          1          5
 Purchase of noncontrolling interest in consolidated entity................        --        (31)        (5)
 Repurchase of AllianceBernstein Holding units.............................      (145)      (140)      (148)
 Net earnings (loss) attributable to noncontrolling interest...............       121       (101)       235
 Dividends paid to noncontrolling interest.................................      (219)      (312)      (357)
 Other comprehensive income (loss) attributable to noncontrolling interest.        (8)       (21)        (7)
 Other changes in noncontrolling interest..................................        42        189        126
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,494      2,703      3,118
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  17,930  $  17,543  $  14,947
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                              2012     2011      2010
                                                                                            -------  --------  --------
                                                                                                   (IN MILLIONS)
Net earnings (loss)........................................................................ $   216  $  2,826  $  2,459
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................   1,166       999       950
 Universal life and investment-type product policy fee income..............................  (3,334)   (3,312)   (3,067)
 Net change in broker-dealer and customer related receivables/payables.....................     383       266       125
 (Income) loss related to derivative instruments...........................................     978    (2,374)      284
 Change in reinsurance recoverable with affiliate..........................................    (207)     (242)     (233)
 Investment (gains) losses, net............................................................      97        47       184
 Change in segregated cash and securities, net.............................................    (272)     (170)     (124)
 Change in deferred policy acquisition costs...............................................    (142)    2,861      (981)
 Change in future policy benefits..........................................................     876     2,110     1,136
 Change in current and deferred income taxes...............................................    (254)    1,226       803
 Real estate asset write-off charge........................................................      42         5        26
 Change in the fair value of the reinsurance contract asset................................    (497)   (5,941)   (2,350)
 Amortization of deferred compensation.....................................................      22       418       178
 Amortization of deferred sales commission.................................................      40        38        47
 Amortization of reinsurance cost..........................................................      47       211       274
 Other depreciation and amortization.......................................................     157       146       161
 Amortization of other intangibles.........................................................      24        24        23
 Other, net................................................................................    (122)      (76)      111
                                                                                            -------  --------  --------

Net cash provided by (used in) operating activities........................................    (780)     (938)        6
                                                                                            -------  --------  --------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........   3,551     3,435     2,753
 Sales of investments......................................................................   1,951     1,141     3,398
 Purchases of investments..................................................................  (7,893)   (7,970)   (7,068)
 Cash settlements related to derivative instruments........................................    (287)    1,429      (651)
 Change in short-term investments..........................................................      34        16       (53)
 Decrease in loans to affiliates...........................................................       4        --         3
 Investment in capitalized software, leasehold improvements and EDP equipment..............     (66)     (104)      (62)
 Other, net................................................................................      14        25       (25)
                                                                                            -------  --------  --------

Net cash provided by (used in) investing activities........................................  (2,692)   (2,028)   (1,705)
                                                                                            -------  --------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                                  (CONTINUED)

                                                                         2012      2011      2010
                                                                       --------  --------  --------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  5,437  $  4,461  $  3,187
   Withdrawals and transfers to Separate Accounts.....................     (982)     (821)     (483)
 Change in short-term financings......................................     (122)      220       (24)
 Change in collateralized pledged liabilities.........................     (288)      989      (270)
 Change in collateralized pledged assets..............................       (5)       99       533
 Capital contribution.................................................      195        --        --
 Shareholder dividends paid...........................................     (362)     (379)     (300)
 Repurchase of AllianceBernstein Holding units........................     (238)     (221)     (235)
 Distribution to noncontrolling interest in consolidated subsidiaries.     (219)     (312)     (357)
 Other, net...........................................................       (9)        2        11
                                                                       --------  --------  --------

Net cash provided by (used in) financing activities...................    3,407     4,038     2,062
                                                                       --------  --------  --------

Change in cash and cash equivalents...................................      (65)    1,072       363
Cash and cash equivalents, beginning of year..........................    3,227     2,155     1,792
                                                                       --------  --------  --------

Cash and Cash Equivalents, End of Year................................ $  3,162  $  3,227  $  2,155
                                                                       ========  ========  ========

Supplemental cash flow information:
 Interest Paid........................................................ $    107  $    107  $    110
                                                                       ========  ========  ========
 Income Taxes (Refunded) Paid......................................... $    271  $     36  $    (27)
                                                                       ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2012 and 2011, the Company's economic interest in AllianceBernstein was 39.5% and 37.3%, respectively. At December 31, 2012 and 2011, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 65.5% and 64.6%. AXA Equitable as the General Partner of the limited partnership consolidates AllianceBernstein in the Company's consolidated financial statements.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2012 and 2011, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2012 and 2011, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2012 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2012, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $22 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2012," "2011" and "2010" refer to the years ended December 31, 2012, 2011 and 2010, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Retrospective Adoption of Accounting Pronouncements

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                                    AS PREVIOUSLY REPORTED      ADJUSTMENT            AS ADJUSTED
                                    --------------------   --------------------  --------------------
                                        DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                    --------------------   --------------------  --------------------
                                       2011        2010       2011       2010       2011       2010
                                    ---------   ---------  ---------  ---------  ---------  ---------
                                                              (IN MILLIONS)
ASSETS:
 Deferred policy acquisition costs. $   4,653   $   8,383  $  (1,108) $  (1,880) $   3,545  $   6,503
LIABILITIES:
 Current and deferred income taxes.     5,491       4,315       (387)      (658)     5,104      3,657
EQUITY:
 Retained earnings.................    10,120       8,085       (728)    (1,241)     9,392      6,844
 Accumulated other comprehensive
   income (loss)...................      (304)       (629)         7         19       (297)      (610)
 Total AXA Equitable's equity......    15,561      13,051       (721)    (1,222)    14,840     11,829
 Total equity......................    18,264      16,169       (721)    (1,222)    17,543     14,947

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

                                                                     AS PREVIOUSLY
                                                                       REPORTED     ADJUSTMENT AS ADJUSTED
                                                                    --------------  ---------- -----------
                                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $        4,680  $  (1,060) $    3,620
       Capitalization of deferred policy acquisition costs.........         (1,030)       271        (759)
   Earnings (loss) from continuing operations, before income taxes.          3,335        789       4,124
   Income tax (expense) benefit....................................         (1,022)      (276)     (1,298)
   Net earnings (loss).............................................          2,313        513       2,826
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,414        513       2,927

YEAR ENDED DECEMBER 31, 2010
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $          168  $    (494) $     (326)
       Capitalization of deferred policy acquisition costs.........           (916)       261        (655)
   Earnings (loss) from continuing operations, before income taxes.          3,015        233       3,248
   Income tax (expense) benefit....................................           (707)       (82)       (789)
   Net earnings (loss).............................................          2,308        151       2,459
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,073        151       2,224

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                 AS PREVIOUSLY
                                                   REPORTED       ADJUSTMENT     AS ADJUSTED
                                                --------------  --------------  ------------
                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,313  $          513  $      2,826
   Change in deferred policy acquisition costs.          3,650            (789)        2,861
   Change in current and deferred income taxes.            950             276         1,226

YEAR ENDED DECEMBER 31, 2010
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,308  $          151  $      2,459
   Change in deferred policy acquisition costs.           (748)           (233)         (981)
   Change in current and deferred income taxes.            721              82           803

   Adoption of New Accounting Pronouncements

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and International Financial Reporting Standards ("IFRS"). The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

     . Consider the receivable impaired when calculating the allowance for credit losses; and

     . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance is effective for interim and annual periods beginning after December 31, 2012. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by IFRS. The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or
   (2) subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2012 and 2011, the carrying value of COLI was $715 million and $737 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

     . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

     . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

     . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

     . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

     . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

     . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

     . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

     . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

     . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2012 and 2011, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $52 million for commercial and $2 million and $5 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GWBL and other features is that under-performance of the financial markets could result in GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized interest rate volatility was hedged through December 31, 2012 using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   At the end of 2012, AXA Equitable adjusted its long term view of interest rates and persistency and proceeded to reduce the size of its GMIB and GMDB interest rate hedges, changed their maturity and began to fully unwind its swaption position hedging exposure to interest rate volatility. AXA Equitable completed the full unwind in early 2013.

   GIB and GWBL and other features and reinsurance contract asset covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the GIB and GWBL and other features which are reported in Policyholder's benefits and the GMIB reinsurance contract asset are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to the Company's existing programs, in first quarter 2012, the Company entered into interest rate swaps related to the Company's GMDB and GMIB block of business issued prior to 2001 to manage exposure to interest rate fluctuations.

   The Company periodically, including during 2012, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   The Company also uses equity and commodity index options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and has equity future derivative contracts specifically to minimize such risk.

   In second quarter 2012, the Company entered into futures and total return swaps on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions covered fees expected to be earned through December 31, 2012 of the current year from the Company's Separate Account products. As of December 31, 2012, all positions had matured.

   At December 31, 2012, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $270 million. At December 31, 2012, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $100 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $7 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2012 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2012 and December 31, 2011, respectively, the Company held $1,165 million and $1,438 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2012, and 2011, respectively, were $5 million and $4 million, for which the Company posted collateral of $5 million in 2012, and held collateral of $3 million in 2011 in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2012, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   At December 31, 2012 and 2011, respectively, the fair value of public fixed maturities is approximately $25,591 million and $24,534 million or approximately 19.2% and 19.8% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2012 and 2011, respectively, the fair value of private fixed maturities is approximately $8,016 million and $7,459 million or approximately 6.0% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2012 and 2011, respectively, the net fair value of freestanding derivative positions is approximately $1,163 million and $1,536 million or approximately 92.2% and 92.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2 million at December 31, 2012 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2012.

   At December 31, 2012 and 2011, respectively, investments classified as Level 1 comprise approximately 70.3% and 70.2% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2012 and 2011, respectively, investments classified as Level 2 comprise approximately 28.4% and 28.2% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2012 and 2011, respectively, approximately $1,966 million and $1,718 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   At December 31, 2012 and 2011, respectively, investments classified as Level 3 comprise approximately 1.3% and 1.6% of assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2012 and 2011, respectively, were approximately $222 million and $347 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,021 million and $1,088 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2012 and 2011, respectively. At December 31, 2012, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other feature's liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $447 million and $688 million at December 31, 2012 and 2011, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2012. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Certain other products such as Access Accounts are held at book value.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL products and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2012, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.71% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.71% net of product weighted average Separate Account fees) and 0.0% (-2.29% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2012, current projections of future average gross market returns assume a 0.0% annualized return for the next two quarters, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in eight quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2012, the average rate of assumed investment yields, excluding policy loans, was 5.15% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and GIB features. The Company previously issued certain variable annuity products with GWBL and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2012, participating policies, including those in the Closed Block, represent approximately 6.2% ($22,418 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2012, 2011 and 2010, investment results of such Separate Accounts were gains (losses) of $10,110 million, $(2,928) million and $10,117 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2012 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2012. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                   GROSS       GROSS
                                       AMORTIZED UNREALIZED  UNREALIZED                OTTI
                                         COST      GAINS       LOSSES    FAIR VALUE IN AOCI/(3)/
                                       --------- ---------- ------------ ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $  20,854 $    2,364 $         20 $  23,198  $         --
 U.S. Treasury, government and agency.     4,664        517            1     5,180            --
 States and political subdivisions....       445         85           --       530            --
 Foreign governments..................       454         76           --       530            --
 Commercial mortgage-backed...........     1,175         16          291       900            13
 Residential mortgage-backed/(1)/.....     1,864         85           --     1,949            --
 Asset-backed/(2)/....................       175         12            5       182             5
 Redeemable preferred stock...........     1,089         60           11     1,138            --
                                       --------- ---------- ------------ ---------  ------------
   Total Fixed Maturities.............    30,720      3,215          328    33,607            18

Equity securities.....................        23          1           --        24            --
                                       --------- ---------- ------------ ---------  ------------

Total at December 31, 2012............ $  30,743 $    3,216 $        328 $  33,631  $         18
                                       ========= ========== ============ =========  ============

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

                                                    Gross       Gross
                                       Amortized  Unrealized  Unrealized                OTTI
                                         Cost       Gains       Losses    Fair Value in AOCI/(3)/
                                       --------- ------------ ----------- ---------- -----------
                                                             (In Millions)
December 31, 2011:
Fixed Maturities:
 Corporate............................ $  21,444 $      1,840 $       147 $  23,137  $        --
 U.S. Treasury, government and agency.     3,598          350          --     3,948           --
 States and political subdivisions....       478           64           2       540           --
 Foreign governments..................       461           65           1       525           --
 Commercial mortgage-backed...........     1,306            7         411       902           22
 Residential mortgage-backed/(1)/.....     1,556           90          --     1,646           --
 Asset-backed/(2)/....................       260           15          11       264            6
 Redeemable preferred stock...........     1,106           38         114     1,030           --
                                       --------- ------------ ----------- ---------  -----------
   Total Fixed Maturities.............    30,209        2,469         686    31,992           28

Equity securities.....................        18            1          --        19           --
                                       --------- ------------ ----------- ---------  -----------

Total at December 31, 2011............ $  30,227 $      2,470 $       686 $  32,011  $        28
                                       ========= ============ =========== =========  ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2012 and 2011, respectively, the Company had trading fixed maturities with an amortized cost of $194 million and $172 million and carrying values of $202 million and $172 million. Gross unrealized gains on trading fixed maturities were $12 million and $4 million and gross unrealized losses were $4 million and $4 million for 2012 and 2011, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2012 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2012

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   3,018 $   3,088
          Due in years two through five..........     5,801     6,333
          Due in years six through ten...........     9,877    11,140
          Due after ten years....................     7,721     8,877
                                                  --------- ---------
             Subtotal............................    26,417    29,438
          Commercial mortgage-backed securities..     1,175       900
          Residential mortgage-backed securities.     1,864     1,949
          Asset-backed securities................       175       182
                                                  --------- ---------
          Total.................................. $  29,631 $  32,469
                                                  ========= =========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2012, 2011 and 2010:

                                                   December 31,
                                             -----------------------
                                              2012    2011     2010
                                             ------  ------  -------
                                                  (IN MILLIONS)
Proceeds from sales......................... $  139  $  340  $   840
                                             ======  ======  =======
Gross gains on sales........................ $   13  $    6  $    28
                                             ======  ======  =======
Gross losses on sales....................... $  (12) $   (9) $   (16)
                                             ======  ======  =======
Total OTTI.................................. $  (96) $  (36) $  (300)
Non-credit losses recognized in OCI.........      2       4       18
                                             ------  ------  -------
Credit losses recognized in earnings (loss). $  (94) $  (32) $  (282)
                                             ======  ======  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                          2012     2011
                                                                                        -------  -------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................. $  (332) $  (329)
Previously recognized impairments on securities that matured, paid, prepaid or sold....      54       29
Recognized impairments on securities impaired to fair value this period/(1)/...........      --       --
Impairments recognized this period on securities not previously impaired...............     (62)     (27)
Additional impairments this period on securities previously impaired...................     (32)      (5)
Increases due to passage of time on previously recorded credit losses..................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows.      --       --
                                                                                        -------  -------
Balances at December 31,............................................................... $  (372) $  (332)
                                                                                        =======  =======

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                  DECEMBER 31,
                               ------------------
                                 2012      2011
                               --------  --------
                                  (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (12) $    (47)
   All other..................    2,899     1,830
 Equity securities............        1         1
                               --------  --------
Net Unrealized Gains (Losses). $  2,888  $  1,784
                               ========  ========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                  AOCI GAIN
                                                  NET                                               (LOSS)
                                              UNREALIZED                           DEFERRED       RELATED TO
                                                 GAINS                              INCOME      NET UNREALIZED
                                              (LOSSES) ON          POLICYHOLDERS   TAX ASSET      INVESTMENT
                                              INVESTMENTS   DAC     LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              ----------- ------  --------------  ----------- ------------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $      (47) $    5  $            6  $       12  $              (24)
Net investment gains (losses) arising during
  the period.................................          5      --              --          --                   5
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........         32      --              --          --                  32
   Excluded from Net earnings (loss)/(1)/....         (2)     --              --          --                  (2)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --      (4)             --          --                  (4)
   Deferred income taxes.....................         --      --              --         (10)                (10)
   Policyholders liabilities.................         --      --              (2)         --                  (2)
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2012................... $      (12) $    1  $            4  $        2  $               (5)
                                              ==========  ======  ==============  ==========  ==================

BALANCE, JANUARY 1, 2011..................... $      (16) $    3  $            2  $        4  $               (7)
Net investment gains (losses) arising during
  the period.................................        (32)     --              --          --                 (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          5      --              --          --                   5
   Excluded from Net earnings (loss)/(1)/....         (4)     --              --          --                  (4)

Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --       2              --          --                   2
   Deferred income taxes.....................         --      --              --           8                   8
   Policyholders liabilities.................         --      --               4          --                   4
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2011................... $      (47) $    5  $            6  $       12  $              (24)
                                              ==========  ======  ==============  ==========  ==================

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                  NET                                                (LOSS)
                                              UNREALIZED                            DEFERRED       RELATED TO
                                                 GAINS                               INCOME      NET UNREALIZED
                                              (LOSSES) ON            POLICYHOLDERS  TAX ASSET      INVESTMENT
                                              INVESTMENTS    DAC      LIABILITIES  (LIABILITY)   GAINS (LOSSES)
                                              ----------- ---------  ------------- -----------  ---------------
                                                                        (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $     1,831 $    (207) $       (385) $      (433) $           806
Net investment gains (losses) arising during
  the period.................................       1,008        --            --           --            1,008
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          59        --            --           --               59
   Excluded from Net earnings (loss)/(1)/....           2        --            --           --                2
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --        28            --           --               28
   Deferred income taxes.....................          --        --            --         (308)            (308)
   Policyholders liabilities.................          --        --          (218)          --             (218)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2012................... $     2,900 $    (179) $       (603) $      (741) $         1,377
                                              =========== =========  ============  ===========  ===============

BALANCE, JANUARY 1, 2011..................... $       889 $    (108) $       (121) $      (232) $           428
Net investment gains (losses) arising during
  the period.................................         915        --            --           --              915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          23        --            --           --               23
   Excluded from Net earnings (loss)/(1)/....           4        --            --           --                4
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --       (99)           --           --              (99)
   Deferred income taxes.....................          --        --            --         (201)            (201)
   Policyholders liabilities.................          --        --          (264)          --             (264)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2011................... $     1,831 $    (207) $       (385) $      (433) $           806
                                              =========== =========  ============  ===========  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 402 issues at December 31, 2012 and the 535 issues at December 31, 2011 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                         LESS THAN 12 MONTHS    12 MONTHS OR LONGER          TOTAL
                                       ----------------------  --------------------  --------------------
                                                     GROSS                  GROSS                 GROSS
                                                   UNREALIZED             UNREALIZED            UNREALIZED
                                       FAIR VALUE    LOSSES    FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                       ---------- -----------  ---------- ---------- ---------- ----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $      562 $        (5) $      208 $     (15) $      770 $     (20)
 U.S. Treasury, government and agency.        513          (1)         --        --         513        (1)
 States and political subdivisions....         20          --          --        --          20        --
 Foreign governments..................          6          --           2        --           8        --
 Commercial mortgage-backed...........          7          (3)        805      (288)        812      (291)
 Residential mortgage-backed..........         27          --           1        --          28        --
 Asset-backed.........................          8          --          36        (5)         44        (5)
 Redeemable preferred stock...........        143          (1)        327       (10)        470       (11)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    1,286 $       (10) $    1,379 $    (318) $    2,665 $    (328)
                                       ========== ===========  ========== =========  ========== =========

December 31, 2011:
Fixed Maturities:
 Corporate............................ $    1,910 $       (96) $      389 $     (51) $    2,299 $    (147)
 U.S. Treasury, government and agency.        149          --          --        --         149        --
 States and political subdivisions....         --          --          18        (2)         18        (2)
 Foreign governments..................         30          (1)          5        --          35        (1)
 Commercial mortgage-backed...........         79         (27)        781      (384)        860      (411)
 Residential mortgage-backed..........         --          --           1        --           1        --
 Asset-backed.........................         49          --          44       (11)         93       (11)
 Redeemable preferred stock...........        341         (28)        325       (86)        666      (114)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    2,558 $      (152) $    1,563 $    (534) $    4,121 $    (686)
                                       ========== ===========  ========== =========  ========== =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2012 and 2011 were $138 million and $139 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2012 and 2011, respectively, approximately $2,095 million and

   $2,179 million, or 6.8% and 7.2%, of the $30,720 million and $30,209 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $224 million and $455 million at December 31, 2012 and 2011, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2012 and 2011, respectively, the Company owned $17 million and $23 million in RMBS backed by subprime residential mortgage loans, and $11 million and $13 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2012, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $17 million.

   At December 31, 2012 and 2011, respectively, the amortized cost of the Company's trading account securities was $2,265 million and $1,014 million with respective fair values of $2,309 million and $982 million. Also at December 31, 2012 and 2011, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $58 million and $48 million and costs of $57 million and $50 million as well as other equity securities with carrying values of $24 million and $19 million and costs of $23 million and $18 million.

   In 2012, 2011 and 2010, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $69 million, $(42) million and $39 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $126 million and $141 million at December 31, 2012 and 2011, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $7 million and $0 million in 2012, 2011 and 2010, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8 million, $7 million and $0 million in 2012, 2011 and 2010, respectively.

   Troubled Debt Restructurings

   In 2011, one of the 2 loans shown in the table below was modified to interest only payments until October 1, 2013, at which time the loan reverts to its normal amortizing payment. In 2012, the second loan was modified retroactive to the July 1, 2012 payment and was converted to interest only payments through maturity in August 2014. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2012

                                           OUTSTANDING RECORDED INVESTMENT
                                 NUMBER   ----------------------------------
                                OF LOANS  PRE-MODIFICATION POST-MODIFICATION
                                --------- ---------------- -----------------
                                                (DOLLARS IN MILLIONS)
Troubled debt restructurings:
   Agricultural mortgage loans.        -- $             -- $              --
   Commercial mortgage loans...         2              126               126
                                --------- ---------------- -----------------
Total..........................         2 $            126 $             126
                                ========= ================ =================

   There were no default payments on the above loans during 2012.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2012, 2011 and 2010 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -----------------------
                                                       2012       2011  2010
                                                    ---------    -----  -----
                                                         (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $      32    $  18  $  --
   Charge-offs.....................................        --       --     --
   Recoveries......................................       (24)      (8)    --
   Provision.......................................        26       22     18
                                                    ---------    -----  -----
Ending Balance, December 31,....................... $      34    $  32  $  18
                                                    =========    =====  =====

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $      34    $  32  $  18
                                                    =========    =====  =====
   Collectively Evaluated for Impairment........... $      --    $  --  $  --
                                                    =========    =====  =====

   Loans Acquired with Deteriorated Credit Quality. $      --    $  --  $  --
                                                    =========    =====  =====

   There were no allowances for credit losses for agricultural mortgage loans in 2012, 2011 and 2010.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2012 and 2011, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                              DEBT SERVICE COVERAGE RATIO
                                   -------------------------------------------------
                                                                               LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO  1.0X TO  THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- -------- ------- ------ --------
                                                         (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    269  $   21  $   --  $     -- $   27  $   -- $    317
 50% - 70%........................      370      75     619       655     --      --    1,719
 70% - 90%........................       61     102     235       445    131      15      989
 90% plus.........................       --      --      --       156     89     165      410
                                   --------  ------  ------  -------- ------  ------ --------

Total Commercial Mortgage Loans... $    700  $  198  $  854  $  1,256 $  247  $  180 $  3,435
                                   ========  ======  ======  ======== ======  ====== ========

AGRICULTURAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    179  $   84  $  211  $    308 $  177  $   49 $  1,008
 50% - 70%........................      122      29     136       188    116      50      641
 70% - 90%........................       --      --      --         1     --       8        9
 90% plus.........................       --      --      --        --     --      --       --
                                   --------  ------  ------  -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    301  $  113  $  347  $    497 $  293  $  107 $  1,658
                                   ========  ======  ======  ======== ======  ====== ========

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                      DEBT SERVICE COVERAGE RATIO
                           --------------------------------------------------
                                                                        LESS   TOTAL
                            GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                           THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/  --------- ------- -------- -------- ------- ------ --------
                                                  (IN MILLIONS)
TOTAL MORTGAGE LOANS/(1)/
 0% - 50%................. $    448  $  105  $    211 $    308 $  204  $   49 $  1,325
 50% - 70%................      492     104       755      843    116      50    2,360
 70% - 90%................       61     102       235      446    131      23      998
 90% plus.................       --      --        --      156     89     165      410
                           --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans...... $  1,001  $  311  $  1,201 $  1,753 $  540  $  287 $  5,093
                           ========  ======  ======== ======== ======  ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2011

                                              Debt Service Coverage Ratio
                                   --------------------------------------------------
                                                                                Less   Total
                                    Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                   than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/          --------- ------- -------- -------- ------- ------ --------
                                                          (In Millions)
Commercial Mortgage Loans/(1)/
 0% - 50%......................... $    182  $   --  $     33 $     30 $   31  $   -- $    276
 50% - 70%........................      201     252       447      271     45      --    1,216
 70% - 90%........................       --      41       280      318    213      --      852
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Commercial Mortgage Loans... $    383  $  293  $    844 $    754 $  585  $  117 $  2,976
                                   --------  ------  -------- -------- ------  ------ --------

Agricultural Mortgage Loans/(1)/
 0% - 50%......................... $    150  $   89  $    175 $    247 $  190  $    8 $    859
 50% - 70%........................       68      15       101      158     82      45      469
 70% - 90%........................       --      --        --        1     --       8        9
 90% plus.........................       --      --        --       --     --      --       --
                                   --------  ------  -------- -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    218  $  104  $    276 $    406 $  272  $   61 $  1,337
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans/(1)/
 0% - 50%......................... $    332  $   89  $    208 $    277 $  221  $    8 $  1,135
 50% - 70%........................      269     267       548      429    127      45    1,685
 70% - 90%........................       --      41       280      319    213       8      861
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans.............. $    601  $  397  $  1,120 $  1,160 $  857  $  178 $  4,313
                                   --------  ------  -------- -------- ------  ------ --------

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2012 and 2011, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                          RECORDED
                                                                                         INVESTMENT
                                         90                           TOTAL        (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                        FINANCING               AND
                      DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT  RECEIVABLES            ACCRUING
                      ----- ----- ----------------- ----- -------- ----------- ------------------------------
                                                           (IN MILLIONS)
DECEMBER 31, 2012
 Commercial.......... $  -- $  -- $              -- $  -- $  3,435 $    3,435  $                           --
 Agricultural........     6     1                10    17    1,641      1,658                               9
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
TOTAL MORTGAGE LOANS. $   6 $   1 $              10 $  17 $  5,076 $    5,093  $                            9
                      ===== ===== ================= ===== ======== ==========  ==============================

December 31, 2011
 Commercial.......... $  61 $  -- $              -- $  61 $  2,915 $    2,976  $                           --
 Agricultural........     5     1                 7    13    1,324      1,337                               3
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
Total Mortgage Loans. $  66 $   1 $               7 $  74 $  4,239 $    4,313  $                            3
                      ===== ===== ================= ===== ======== ==========  ==============================

   The following table provides information relating to impaired loans at December 31, 2012 and 2011, respectively.

                                                IMPAIRED MORTGAGE LOANS

                                                 UNPAID                        AVERAGE           INTEREST
                                      RECORDED  PRINCIPAL    RELATED           RECORDED           INCOME
                                     INVESTMENT  BALANCE    ALLOWANCE       INVESTMENT/(1)/     RECOGNIZED
                                     ---------- ---------  ----------   ----------------------- ----------
                                                                (IN MILLIONS)
DECEMBER 31, 2012:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          2        2           --                         3        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $        2 $      2   $       --   $                     3 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      170 $    170   $      (34)  $                   178 $      10
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $      170 $    170   $      (34)  $                   178 $      10
                                     ========== ========   ==========   ======================= =========

December 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          5        5           --                         5        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $        5 $      5   $       --   $                     5 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      202 $    202   $      (32)  $                   152 $       8
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $      202 $    202   $      (32)  $                   152 $       8
                                     ========== ========   ==========   ======================= =========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,520 million and $1,587 million, respectively, at December 31, 2012 and 2011. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $0 million and $91 million, respectively, at December 31, 2012 and 2011. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $170 million, $179 million and $173 million, respectively, for 2012, 2011 and 2010.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2012 and 2011, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                                                      DECEMBER 31,
                                                                                     --------------
                                                                                      2012    2011
                                                                                     ------  ------
                                                                                      (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost..................................... $  233  $  584
Investments in securities, generally at fair value..................................     54      51
Cash and cash equivalents...........................................................      8      10
Other assets........................................................................     14      13
                                                                                     ------  ------
Total Assets........................................................................ $  309  $  658
                                                                                     ======  ======

Borrowed funds -- third party....................................................... $  162  $  372
Other liabilities...................................................................     11       6
                                                                                     ------  ------
Total liabilities...................................................................    173     378
                                                                                     ------  ------

Partners' capital...................................................................    136     280
                                                                                     ------  ------
Total Liabilities and Partners' Capital............................................. $  309  $  658
                                                                                     ======  ======

The Company's Carrying Value in These Entities Included Above....................... $   63  $  169
                                                                                     ======  ======

                                                                               2012   2011    2010
                                                                              -----  ------  ------
                                                                                  (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  26  $  111  $  110
Net revenues of other limited partnership interests..........................     3       6       3
Interest expense -- third party..............................................    --     (21)    (22)
Other expenses...............................................................   (19)    (61)    (59)
                                                                              -----  ------  ------
Net Earnings (Loss).......................................................... $  10  $   35  $   32
                                                                              =====  ======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $  18  $   20  $   18
                                                                              =====  ======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2012

                                                      FAIR VALUE
                                                -----------------------
                                                                          GAINS (LOSSES)
                                      NOTIONAL     ASSET     LIABILITY      REPORTED IN
                                       AMOUNT   DERIVATIVES DERIVATIVES   EARNINGS (LOSS)
                                      --------- ----------- ----------- -------------------
                                                          (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
 Futures............................. $   6,189 $        -- $        2  $            (1,058)
 Swaps...............................       965           2         56                 (320)
 Options.............................     3,492         443        219                   66

Interest rate contracts:/(1)/
 Floors..............................     2,700         291         --                   68
 Swaps...............................    18,239         554        353                  402
 Futures.............................    14,033          --         --                   84
 Swaptions...........................     7,608         502         --                 (220)

Other freestanding contracts:/(1)/
 Foreign currency Contracts..........        81           1         --                   --
                                                                        -------------------
NET INVESTMENT INCOME (LOSS).........                                                  (978)
                                                                        -------------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...........        --      11,044         --                  497

GIB and GWBL and other features/(2)/.        --          --        265                   26
                                      --------- ----------- ----------  -------------------

Balances, December 31, 2012.......... $  53,307 $    12,837 $      895  $              (455)
                                      ========= =========== ==========  ===================

  /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
  /(2)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2011

                                                       Fair Value
                                                ------------------------
                                                                            Gains (Losses)
                                      Notional     Asset      Liability       Reported In
                                       Amount   Derivatives  Derivatives    Earnings (Loss)
                                      --------- ------------ ----------- ---------------------
                                                            (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
 Futures............................. $   6,443 $         -- $        2  $                 (34)
 Swaps...............................       784           10         21                     33
 Options.............................     1,211           92         85                    (20)

Interest rate contracts:/(1)/
 Floors..............................     3,000          327         --                    139
 Swaps...............................     9,826          503        317                    590
 Futures.............................    11,983           --         --                    849
 Swaptions...........................     7,354        1,029         --                    817

Other freestanding contracts:/(1)/
 Foreign currency contracts..........        38           --         --                     --
                                                                         ---------------------
Net investment income (loss).........                                                    2,374
                                                                         ---------------------

Embedded derivatives:
GMIB reinsurance contracts...........        --       10,547         --                  5,941

GIB and GWBL and other features/(2)/.        --           --        291                   (197)
                                      --------- ------------ ----------  ---------------------

Balances, December 31, 2011.......... $  40,639 $     12,508 $      716  $               8,118
                                      ========= ============ ==========  =====================

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholder liabilities.

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                     2012          2011         2010
                                   --------  ---------------  --------
                                              (IN MILLIONS)
Fixed maturities.................. $  1,529  $         1,555  $  1,616
Mortgage loans on real estate.....      264              241       231
Equity real estate................       14               19        20
Other equity investments..........      189              116       111
Policy loans......................      226              229       234
Short-term investments............       15                5        11
Derivative investments............     (978)           2,374      (284)
Broker-dealer related receivables.       14               13        12
Trading securities................       85              (29)       49
Other investment income...........       33               37        36
                                   --------  ---------------  --------
   Gross investment income (loss).    1,391            4,560     2,036

Investment expenses...............      (50)             (55)      (56)
Interest expense..................       (3)              (3)       (4)
                                   --------  ---------------  --------

Net Investment Income (Loss)...... $  1,338  $         4,502  $  1,976
                                   ========  ===============  ========

   For 2012, 2011 and 2010, respectively, Net investment income (loss) from derivatives included $232 million, $1,303 million and $(968) million of realized gains (losses) on contracts closed during those periods and $746 million, $1,071 million and $684 million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                 2012    2011     2010
                                ------  ------  -------
                                     (IN MILLIONS)
Fixed maturities............... $  (89) $  (29) $  (200)
Mortgage loans on real estate..     (7)    (14)     (18)
Other equity investments.......    (13)     (4)      34
Other..........................     12      --       --
                                ------  ------  -------
Investment Gains (Losses), Net. $  (97) $  (47) $  (184)
                                ======  ======  =======

   For 2012, 2011 and 2010, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $6 million, $10 million and $31 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,472 million at December 31, 2012 and 2011, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2012 and 2011, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $561 million at December 31, 2012 and 2011, respectively and the accumulated amortization of these intangible assets was $360 million and $336 million at December 31, 2012 and 2011, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $23 million and $24 million for 2012, 2011 and 2010, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2012 and 2011, respectively, net deferred sales commissions totaled $95 million and $60 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2012 net asset balance for each of the next five years is $39 million, $26 million, $20 million, $9 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2012, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of

   $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                              DECEMBER 31,
                                                                                                            -----------------
                                                                                                              2012     2011
                                                                                                            -------- --------
                                                                                                              (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.......................................... $  7,942 $  8,121
Policyholder dividend obligation...........................................................................      373      260
Other liabilities..........................................................................................      192       86
                                                                                                            -------- --------
Total Closed Block liabilities.............................................................................    8,507    8,467
                                                                                                            -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,245 and $5,342)..................    5,741    5,686
Mortgage loans on real estate..............................................................................    1,255    1,205
Policy loans...............................................................................................    1,026    1,061
Cash and other invested assets.............................................................................        2       30
Other assets...............................................................................................      232      207
                                                                                                            -------- --------
Total assets designated to the Closed Block................................................................    8,256    8,189
                                                                                                            -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block..............................      251      278

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(47) and $(33)
   and policyholder dividend obligation of $(373) and $(260)...............................................       87       62
                                                                                                            -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.......................... $    338 $    340
                                                                                                            ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                        2012          2011         2010
                                       ------  -----------------  ------
                                                 (IN MILLIONS)
REVENUES:
Premiums and other income............. $  316  $             354  $  365
Investment income (loss)..............    420                438     468
Net investment gains (losses).........     (9)               (10)    (23)
                                       ------  -----------------  ------
Total revenues........................    727                782     810
                                       ------  -----------------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends.    724                757     776
Other operating costs and expenses....     --                  2       2
                                       ------  -----------------  ------
Total benefits and other deductions...    724                759     778
                                       ------  -----------------  ------

Net revenues, before income taxes.....      3                 23      32
Income tax (expense) benefit..........     (1)                (8)    (11)
                                       ------  -----------------  ------
Net Revenues (Losses)................. $    2  $              15  $   21
                                       ======  =================  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2012   2011
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  260 $  119
Unrealized investment gains (losses).    113    141
                                      ------ ------
Balances, End of year................ $  373 $  260
                                      ====== ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2012    2011
                                                ------  ------
                                                 (IN MILLIONS)
Balance, beginning of year..................... $  718  $  772
Contractholder bonus interest credits deferred.     30      34
Amortization charged to income.................   (127)    (88)
                                                ------  ------
Balance, End of Year........................... $  621  $  718
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2012 and 2011, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2012

                                                  LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                                 ---------  --------- --------- ----------
                                                               (IN MILLIONS)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       6  $  22,837 $     355 $   23,198
       U.S. Treasury, government and agency.....        --      5,180        --      5,180
       States and political subdivisions........        --        480        50        530
       Foreign governments......................        --        511        19        530
       Commercial mortgage-backed...............        --         --       900        900
       Residential mortgage-backed/(1)/.........        --      1,940         9      1,949
       Asset-backed/(2)/........................        --         69       113        182
       Redeemable preferred stock...............       242        881        15      1,138
                                                 ---------  --------- --------- ----------
          Subtotal..............................       248     31,898     1,461     33,607
                                                 ---------  --------- --------- ----------
   Other equity investments.....................        78         --        77        155
   Trading securities...........................       446      1,863        --      2,309
   Other invested assets:
       Short-term investments...................        --         98        --         98
       Swaps....................................        --        148        --        148
       Futures..................................        (2)        --        --         (2)
       Options..................................        --        224        --        224
       Floors...................................        --        291        --        291
       Swaptions................................        --        502        --        502
                                                 ---------  --------- --------- ----------
          Subtotal..............................        (2)     1,263        --      1,261
                                                 ---------  --------- --------- ----------
Cash equivalents................................     2,289         --        --      2,289
Segregated securities...........................        --      1,551        --      1,551
GMIB reinsurance contracts......................        --         --    11,044     11,044
Separate Accounts' assets.......................    90,751      2,775       224     93,750
                                                 ---------  --------- --------- ----------
       Total Assets............................. $  93,810  $  39,350 $  12,806 $  145,966
                                                 =========  ========= ========= ==========

LIABILITIES
GIB and GWBL and other features' liability......        --         --       265        265
                                                 ---------  --------- --------- ----------
       Total Liabilities........................ $      --  $      -- $     265 $      265
                                                 =========  ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2011

                                                  Level 1    Level 2   Level 3      Total
                                                 ---------  --------- ---------  ----------
                                                                (In Millions)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       7  $  22,698 $     432  $   23,137
       U.S. Treasury, government and agency.....        --      3,948        --       3,948
       States and political subdivisions........        --        487        53         540
       Foreign governments......................        --        503        22         525
       Commercial mortgage-backed...............        --         --       902         902
       Residential mortgage-backed/(1)/.........        --      1,632        14       1,646
       Asset-backed/(2)/........................        --         92       172         264
       Redeemable preferred stock...............       203        813        14       1,030
                                                 ---------  --------- ---------  ----------
          Subtotal..............................       210     30,173     1,609      31,992
                                                 ---------  --------- ---------  ----------
   Other equity investments.....................        66         --        77         143
   Trading securities...........................       457        525        --         982
   Other invested assets:
       Short-term investments...................        --        132        --         132
       Swaps....................................        --        177        (2)        175
       Futures..................................        (2)        --        --          (2)
       Options..................................        --          7        --           7
       Floors...................................        --        327        --         327
       Swaptions................................        --      1,029        --       1,029
                                                 ---------  --------- ---------  ----------
          Subtotal..............................        (2)     1,672        (2)      1,668
                                                 ---------  --------- ---------  ----------
Cash equivalents................................     2,475         --        --       2,475
Segregated securities...........................        --      1,280        --       1,280
GMIB reinsurance contracts......................        --         --    10,547      10,547
Separate Accounts' assets.......................    83,672      2,532       215      86,419
                                                 ---------  --------- ---------  ----------
       Total Assets............................. $  86,878  $  36,182 $  12,446  $  135,506
                                                 =========  ========= =========  ==========

LIABILITIES
GIB and GWBL and other features' liability...... $      --  $      -- $     291  $      291
                                                 ---------  --------- ---------  ----------
       Total Liabilities........................ $      --  $      -- $     291  $      291
                                                 =========  ========= =========  ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2012, AFS fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $17 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.7% of total equity at December 31, 2012. In the first quarter of 2012, one of the Company's private securities went public and as a result, $14 million was transferred from a Level 3 classification to a Level 2 classification. In the third quarter of 2012, $6 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   In 2011, AFS fixed maturities with fair values of $51 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In the second quarter of 2011, $21 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities. In the third quarter of 2011, $3 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2012 and 2011, respectively.

                                                                    LEVEL 3 INSTRUMENTS
                                                                  FAIR VALUE MEASUREMENTS
                                                ----------------------------------------------------------
                                                          STATE AND
                                                          POLITICAL         COMMERCIAL RESIDENTIAL
                                                            SUB-    FOREIGN MORTGAGE-   MORTGAGE-   ASSET-
                                                CORPORATE DIVISIONS  GOVTS    BACKED     BACKED     BACKED
                                                --------- --------- ------- ---------- ----------- -------
                                                                       (IN MILLIONS)

BALANCE, JANUARY 1, 2012....................... $    432  $     53  $   22  $     902  $       14  $   172
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        2        --      --          2          --       --
       Investment gains (losses), net..........        4        --      --       (105)         --       --
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal......................................        6        --      --       (103)         --       --
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       15        (1)     --        128          --        4
Purchases......................................       --        --      --         --          --       --
Issuances......................................       --        --      --         --          --       --
Sales..........................................      (47)       (2)     --        (27)         (5)     (25)
Settlements....................................       --        --      --         --          --       --
Transfers into Level 3/(2)/....................       17        --      --         --          --       --
Transfers out of Level 3/(2)/..................      (68)       --      (3)        --          --      (38)
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2012/(1)/................ $    355  $     50  $   19  $     900  $        9  $   113
                                                ========  ========  ======  =========  ==========  =======

BALANCE, JANUARY 1, 2011....................... $    320  $     49  $   21  $   1,103  $       --  $   148
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        1        --      --          2          --       --
       Investment gains (losses), net..........       --        --      --        (30)         --        1
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal...................................... $      1  $     --  $   --  $     (28) $       --  $     1
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       (2)        5      (1)       (34)         (1)       2
Purchases......................................      117        --       1         --          --       21
Sales..........................................      (52)       (2)     --       (139)         (5)     (33)
Transfers into Level 3/(2)/....................      100         1       1         --          20       33
Transfers out of Level 3/(2)/..................      (52)       --      --         --          --       --
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2011/(1)/................ $    432  $     53  $   22  $     902  $       14  $   172
                                                ========  ========  ======  =========  ==========  =======

  /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2012 and 2011.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                      GWBL
                                                   REDEEMABLE          OTHER           OTHER      GMIB     SEPARATE AND OTHER
                                                   PREFERRED          EQUITY          INVESTED REINSURANCE ACCOUNTS FEATURES
                                                     STOCK        INVESTMENTS/(1)/     ASSETS     ASSET     ASSETS  LIABILITY
                                                  -----------  ---------------------  -------- ----------- -------- ---------
                                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2012......................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       --          --       --         --
     Investment gains (losses), net..............          --                     --       --          --        8         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --         315       --         --
     Policyholders' benefits.....................          --                     --       --          --       --        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................          --                     --       --         315        8        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................           1                     --        2          --       --         --
Purchases........................................          --                     --       --         182        6         51
Issuances........................................          --                     --       --          --       --         --
Sales............................................          --                     --       --          --       (2)        --
Settlements......................................          --                     --       --          --       (3)        --
Transfers into Level 3/(2)/......................          --                     --       --          --       --         --
Transfers out of Level 3/(2)/....................          --                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2012....................... $        15  $                  77  $    --  $   11,044  $   224  $     265
                                                  ===========  =====================  =======  ==========  =======  =========

BALANCE, JANUARY 1, 2011......................... $         2  $                  73  $    --  $    4,606  $   207  $      94
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       (2)         --       --         --
     Investment gains (losses), net..............          --                      1       --          --       --         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --       5,737       17         --
     Policyholders' benefits.....................          --                     --       --          --       --        176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................ $        --  $                   1  $    (2) $    5,737  $    17  $     176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................          (1)                     6       --          --       --         --
Purchases........................................          --                      2       --         204        4         21
Sales............................................          (2)                    (5)      --          --      (11)        --
Settlements......................................          --                     --       --          --       (2)        --
Transfers into Level 3/(2)/......................          15                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2011....................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
                                                  ===========  =====================  =======  ==========  =======  =========

  /(1)/Includes Trading securities' Level 3 amount.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2012 and 2011 by category for Level 3 assets and liabilities still held at December 31, 2012 and 2011, respectively:

                                                                 EARNINGS (LOSS)
                                                   -------------------------------------------
                                                                               INCREASE
                                                      NET     INVESTMENT   (DECREASE) IN THE
                                                   INVESTMENT   GAINS        FAIR VALUE OF              POLICY-
                                                     INCOME   (LOSSES),       REINSURANCE               HOLDERS'
                                                     (LOSS)      NET           CONTRACTS         OCI    BENEFITS
                                                   ---------- ---------- --------------------- ------  ----------
                                                                            (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2012
STILL HELD AT DECEMBER 31, 2012:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $   14  $       --
          State and political
            subdivisions..........................         --        --                     --     (1)         --
          Foreign governments.....................         --        --                     --      1          --
          Commercial mortgage-
            backed................................         --        --                     --    124          --
          Asset-backed............................         --        --                     --      3          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     --          --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  141  $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                    497     --          --
       Separate Accounts' assets..................         --         8                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --          26
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $       8  $                 497 $  141  $       26
                                                   ========== =========  ===================== ======  ==========
Level 3 Instruments
Full Year 2011
Still Held at December 31, 2011:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $    1  $       --
          State and political
            subdivisions..........................         --        --                     --      5          --
          Foreign governments.....................         --        --                     --     (1)         --
          Commercial mortgage-
            backed................................         --        --                     --    (40)         --
          Asset-backed............................         --        --                     --      2          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     (2)         --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  (35) $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                  5,941     --          --
       Separate Accounts' assets..................         --        18                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --        (197)
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $      18  $               5,941 $  (35) $     (197)
                                                   ========== =========  ===================== ======  ==========

  /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2012 and 2011.

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2012.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2012

                                         FAIR         VALUATION                  SIGNIFICANT
                                         VALUE        TECHNIQUE               UNOBSERVABLE INPUT                 RANGE
                                        ------- --------------------- ----------------------------------   -----------------
                                                                          (IN MILLIONS)
ASSETS:
Investments:
 Fixed maturities, available-for-sale:
   Corporate........................... $    94 Matrix pricing model   Spread over the industry-specific
                                                                                   benchmark yield curve   125 BPS - 650 BPS
----------------------------------------------------------------------------------------------------------------------------

   Commercial mortgage-backed..........     889 Discounted Cash flow               Constant default rate     3.0% - 25.0%
                                                                                  Probability of default         55.0%
                                                                                           Loss severity         49.0%
                                                                                           Discount rate    3.72% - 13.42%
----------------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.........       1 Matrix pricing model     Spread over U.S. Treasury curve        46 BPS
----------------------------------------------------------------------------------------------------------------------------

   Asset-backed........................       8 Matrix pricing model     Spread over U.S. Treasury curve   30 BPS - 695 BPS
----------------------------------------------------------------------------------------------------------------------------

   Other equity investments............      38 Market comparable                       Revenue multiple     0.6X - 62.5X
                                                  companies                                 R&D multiple     1.0X - 30.6X
                                                                                           Discount rate         18.0%
                                                                                          Discount years         1 - 2
                                                                      Discount for lack of marketability
                                                                                        and risk factors     40.0% - 60.0%
----------------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets..............     194 Third party appraisal                Capitalization rate         5.5%
                                                                                Exit capitalization rate         6.6%
                                                                                           Discount rate         7.7%

                                             22 Discounted cash flow     Spread over U.S. Treasury curve   275 BPS - 586 BPS
                                                                                          Inflation rate      2.0% - 3.0%
                                                                                         Discount factor      1.0% - 2.0%
----------------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.............  11,044 Discounted Cash flow                         Lapse Rates      1.5% - 8.0%
                                                                                        Withdrawal Rates      0.2% - 8.0%
                                                                                  GMIB Utilization Rates      0.0% - 15.0%
                                                                                    Non-performance risk    13 BPS - 45 BPS
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/......................... $   205 Discounted Cash flow                         Lapse Rates      1.0% - 8.0%
                                                                                        Withdrawal Rates      0.0% - 7.0%
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the table above are approximately $516 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 29.3% of total assets classified as Level 3 and represent only 0.4% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above are approximately $94 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 at December 31, 2012 that is determined by application of a matrix pricing model, representing approximately 26.5% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Commercial mortgage-backed securities classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which the Company applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the table above are approximately 11.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the table above are approximately 7.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 are approximately $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2012, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $12 million.

   Separate Accounts' assets classified as Level 3 primarily consist of private equity investments with fair value of approximately $198 million, including approximately $194 million fair value investment in a private real estate fund, as well as mortgage loans with fair value of approximately $18 million. Third party appraisal is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach also is applied to determine the approximately $4 million fair value of the other private equity investment and for which the significant unobservable assumptions are an inflation rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the inflation rate would have directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans, a significant increase (decrease) in the assumed spread over US Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 at December 31, 2012 consist of mortgage- and asset-backed securities with fair values of approximately $4 million and $4 million, respectively, and for which those measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in equity and interest rate volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in equity and interest rate volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2012 and 2011 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                 DECEMBER 31, 2012
                                                 --------------------------------------------------
                                                                         FAIR VALUE
                                                 CARRYING -----------------------------------------
                                                  VALUE      LEVEL 1     LEVEL 2  LEVEL 3   TOTAL
                                                 -------- -------------- -------- -------- --------
                                                                   (IN MILLIONS)

Mortgage loans on real estate................... $  5,059 $           -- $     -- $  5,249 $  5,249
Other limited partnership interests.............    1,514             --       --    1,514    1,514
Loans to affiliates.............................    1,037             --      784      402    1,186
Policyholders liabilities: Investment contracts.    2,494             --       --    2,682    2,682
Long-term debt..................................      200             --      236       --      236
Loans from affiliates...........................    1,325             --    1,676       --    1,676

                                                    December 31, 2011
                                                 -----------------------
                                                 Carrying
                                                  Value     Fair Value
                                                 -------- --------------
                                                      (In Millions)

Mortgage loans on real estate................... $  4,281 $        4,432
Other limited partnership interests.............    1,582          1,582
Loans to affiliates.............................    1,041          1,097
Policyholders liabilities: Investment contracts.    2,549          2,713
Long-term debt..................................      200            220
Loans from affiliates...........................    1,325          1,485

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

     . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

     . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

     . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

     . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

     . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2010... $  1,087  $  1,558  $  2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011.    1,593     4,130     5,723
 Paid guarantee benefits.....     (288)      (77)     (365)
 Other changes in reserve....      467       508       975
                              --------  --------  --------
Balance at December 31, 2012. $  1,772  $  4,561  $  6,333
                              ========  ========  ========

     Related GMDB reinsurance ceded amounts were:

                                      GMDB
                              ---------------------
                                  (IN MILLIONS)

Balance at January 1, 2010...
                              $                 405
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   209
                              ---------------------
Balance at December 31, 2010.                   533
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   264
                              ---------------------
Balance at December 31, 2011.                   716
   Paid guarantee benefits...                  (127)
   Other changes in reserve..                   255
                              ---------------------
Balance at December 31, 2012. $                 844
                              =====================

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2012 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                       RETURN OF
                                                        PREMIUM    RATCHET    ROLL-UP       COMBO        TOTAL
                                                       ---------  --------  -----------  -----------  -----------
                                                                          (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account.................................... $  12,817  $    223  $       102  $       467  $    13,609
   Separate Accounts.................................. $  30,349  $  7,419  $     3,722  $    34,536  $    76,026
 Net amount at risk, gross............................ $     756  $    784  $     2,722  $    13,931  $    18,193
 Net amount at risk, net of amounts reinsured......... $     756  $    480  $     1,843  $     5,617  $     8,696
 Average attained age of contractholders..............      48.5      63.8         69.4         64.6         52.9
 Percentage of contractholders over age 70............       8.1%     29.3%        49.9%        30.8%        14.8%
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

GMIB:
 Account values invested in:
   General Account....................................       N/A       N/A  $        23  $       562  $       585
   Separate Accounts..................................       N/A       N/A  $     2,488  $    46,378  $    48,866
 Net amount at risk, gross............................       N/A       N/A  $     1,995  $    10,208  $    12,203
 Net amount at risk, net of amounts reinsured.........       N/A       N/A  $       593  $     2,753  $     3,346
 Weighted average years remaining until annuitization.       N/A       N/A          0.3          4.4          4.2
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

   The liability for GIB and GWBL and other features, not included above, was $265 million and $291 million at December 31, 2012 and 2011, respectively, which are accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2012      2011
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  52,633 $  46,207
Fixed income.     3,748     3,810
Balanced.....    19,102    19,525
Other........       543       652
              --------- ---------
Total........ $  76,026 $  70,194
              ========= =========

GMIB:
Equity....... $  33,361 $  29,819
Fixed income.     2,335     2,344
Balanced.....    12,906    13,379
Other........       264       345
              --------- ---------
Total........ $  48,866 $  45,887
              ========= =========

   C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2012, the total account value and net amount at risk of the hedged variable annuity contracts were $38,029 million and $7,035 million, respectively, with the GMDB feature and $21,615 million and $2,761 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  --------
                                          (IN MILLIONS)

Balance at January 1, 2010... $           255  $      (174) $     81
 Other changes in reserves...             120          (57)       63
                              ---------------  -----------  --------
Balance at December 31, 2010.             375         (231)      144
 Other changes in reserves...              95          (31)       64
                              ---------------  -----------  --------
Balance at December 31, 2011.             470         (262)      208
 Other changes in reserves...              86          (48)       38
                              ---------------  -----------  --------
Balance at December 31, 2012. $           556  $      (310) $    246
                              ===============  ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2012, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.2% and 47.0%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 21.3% and 51.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2012 and 2011 were $11,044 million and $10,547 million, respectively. The increases (decreases) in estimated fair value were $497 million, $5,941 million and $2,350 million for 2012, 2011 and 2010, respectively.

   At December 31, 2012 and 2011, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,465 million and $2,383 million, of which $1,964 million and $1,959 million related to two specific reinsurers, which are rated A/AA- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2012 and 2011, affiliated reinsurance recoverables related to insurance contracts amounted to $1,383 million and $1,159 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $73 million are included in other liabilities in the consolidated balance sheets at December 31, 2012 and 2011, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $160 million and $177 million at December 31, 2012 and 2011, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2012 and 2011 were $752 million and $703 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                     2012    2011    2010
                                                                    ------  ------  ------
                                                                         (IN MILLIONS)
Direct premiums.................................................... $  873  $  908  $  903
Reinsurance assumed................................................    219     210     213
Reinsurance ceded..................................................   (578)   (585)   (586)
                                                                    ------  ------  ------
Premiums........................................................... $  514  $  533  $  530
                                                                    ======  ======  ======
Universal Life and Investment-type Product Policy Fee Income Ceded. $  234  $  221  $  210
                                                                    ======  ======  ======
Policyholders' Benefits Ceded...................................... $  667  $  510  $  536
                                                                    ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $86 million and $92 million at December 31, 2012 and 2011, respectively. At December 31, 2012 and 2011, respectively, $1,704 million and $1,684 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2012  2011  2010
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  16 $  24 $  30
Incurred benefits related to prior years..    14    18    10
                                           ----- ----- -----
Total Incurred Benefits................... $  30 $  42 $  40
                                           ===== ===== =====
Benefits paid related to current year..... $  21 $  15 $  12
Benefits paid related to prior years......    16    24    30
                                           ----- ----- -----
Total Benefits Paid....................... $  37 $  39 $  42
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2012   2011
                                                                           ------ ------
                                                                           (IN MILLIONS)

Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.5% and 0.2%). $  323 $  445
                                                                           ------ ------
Total short-term debt.....................................................    323    445
                                                                           ------ ------

Long-term debt:
AXA Equitable:
   Surplus Notes, 7.7%, due 2015..........................................    200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  523 $  645
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12 million, as of December 31, 2012). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2012, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management expects to draw on the AB Credit Facility from time to time.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2012 and 2011, AllianceBernstein had no amounts outstanding under the AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2012, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life Insurance Company ("MONY Life") and MONY Life Insurance Company of America ("MLOA"), both of which are wholly-owned subsidiaries of AXA Financial, for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $37 million, $14 million and $59 million, respectively, for 2012, 2011 and 2010.

   In 2012, 2011 and 2010, respectively, the Company paid AXA Distribution and its subsidiaries $684 million, $641 million and $647 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $348 million, $413 million and $428 million, respectively, for their applicable share of operating expenses in 2012, 2011 and 2010, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA RE Arizona Company (formerly AXA Bermuda, which during second quarter 2012, redomesticated from Bermuda to Arizona and changed its name to AXA RE Arizona Company) ("AXA Arizona") a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2012 and 2011, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,888 million and $8,129 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2012, 2011 and 2010 related to the UL and no lapse guarantee riders totaled approximately $484 million, $484 million and $477 million, respectively. Ceded claims paid in 2012, 2011 and 2010 were $68 million, $31 million and $39 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2012, 2011 and 2010 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $0 million, $0 million and $0 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2012, 2011 and 2010 totaled approximately $9 million, $9 million and $9 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2012, 2011 and 2010 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $5 million, $4 million and $4 million, respectively. Premiums earned in 2012, 2011 and 2010 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $7 million, $8 million and $10 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $161 million, $152 million and $160 million in 2012, 2011 and 2010, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $26 million, $22 million and $51 million in 2012, 2011 and 2010, respectively. The net receivable related to these contracts was approximately $8 million and $15 million at December 31, 2012 and 2011, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                               2012   2011   2010
                                              ------ ------ ------
                                                 (IN MILLIONS)
Investment advisory and services fees........ $  886 $  840 $  778
Distribution revenues........................    401    352    339
Other revenues -- shareholder servicing fees.     89     92     93
Other revenues -- other......................      5      6      5

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2012, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $260 million and $5 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2012, no minimum contribution is required to be made in 2013 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2013. AllianceBernstein currently estimates that it will contribute $4 million to its pension plan during 2013.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2012    2011    2010
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   40  $   41  $   37
Interest cost.................    109     122     129
Expected return on assets.....   (146)   (120)   (115)
Actuarial (gains) loss........      1      --      --
Net amortization..............    164     145     125
Plan amendments and additions.     --      --      13
                               ------  ------  ------
Net Periodic Pension Expense.. $  168  $  188  $  189
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2012      2011
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,626  $  2,424
Service cost....................................       32        30
Interest cost...................................      109       122
Actuarial (gains) losses........................      219       229
Benefits paid...................................     (187)     (179)
Plan amendments and additions...................       (2)       --
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,797  $  2,626
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2012      2011
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  2,093  $  1,529
Actual return on plan assets.........................      231        77
Contributions........................................      265       672
Benefits paid and fees...............................     (193)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,396     2,093
PBO..................................................    2,797     2,626
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (401) $   (533)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $401 million and $533 million at December 31, 2012 and 2011, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,797 million and $2,396 million, respectively, at December 31, 2012 and $2,626 million and $2,093 million, respectively, at December 31, 2011. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,761 million and $2,396 million, respectively, at December 31, 2012 and $2,593 million and $2,093 million, respectively, at December 31, 2011. The accumulated benefit obligation for all defined benefit pension plans was $2,761 million and $2,593 million at December 31, 2012 and 2011, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2012 and 2011 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2012     2011
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,650 $  1,679
Unrecognized prior service cost (credit).        4        7
                                          -------- --------
 Total................................... $  1,654 $  1,686
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $165 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2012 and 2011:

                                 DECEMBER 31,
                                 ------------
                                  2012   2011
                                 -----  -----
                                 (IN MILLIONS)
Fixed Maturities................  52.8%  52.4%
Equity Securities...............  36.5   36.3
Equity real estate..............   8.4    9.3
Cash and short-term investments.   2.3    2.0
                                 -----  -----
 Total.......................... 100.0% 100.0%
                                 =====  =====

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2012, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2012, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2012 and 2011, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2012:                     ------- -------- ------- --------
ASSET CATEGORIES                                 (IN MILLIONS)
Fixed Maturities:
 Corporate............................ $   --  $    849 $   --  $    849
 U.S. Treasury, government and agency.     --       410     --       410
 States and political subdivisions....     --        18     --        18
 Other structured debt................     --        --      5         5
Common and preferred equity...........    751        62     --       813
Mutual funds..........................     35        --     --        35
Private real estate investment funds..     --        --      3         3
Private real estate investment trusts.     --        11    197       208
Cash and cash equivalents.............     25        --     --        25
Short-term investments................     --        30     --        30
                                       ------  -------- ------  --------
 Total................................ $  811  $  1,380 $  205  $  2,396
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2011:                     ------- -------- ------- --------
Asset Categories                                 (In Millions)
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private investment trusts.............     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

   At December 31, 2012, assets classified as Level 1, Level 2, and Level 3 comprise approximately 33.9%, 57.5% and 8.6%, respectively, of qualified pension plan assets. At December 31, 2011, assets classified as Level 1, Level 2 and Level 3 comprised approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $3 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2012 and 2011, respectively.

                                                                       PRIVATE
                                                                     REAL ESTATE  PRIVATE
                                                         FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES/(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     --------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2012.......................... $            6  $        4  $     183  $    --  $  193
Actual return on plan assets:
 Relating to assets still held at December 31, 2012.             --          --         14       --      14
 Purchases/issues...................................             --          --         --       --      --
 Sales/settlements..................................             (1)         (1)        --       --      (2)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2012........................ $            5  $        3  $     197  $    --  $  205
                                                     ==============  ==========  =========  =======  ======

Balance at January 1, 2011.......................... $            6  $       13  $     163  $    --  $  182
Actual return on plan assets:
 Relating to assets still held at December 31, 2011.             --           3         20       --      23
 Purchases/issues...................................             --          --         --        1       1
 Sales/settlements..................................             --         (12)        --       (1)    (13)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2011........................ $            6  $        4  $     183  $    --  $  193
                                                     ==============  ==========  =========  =======  ======

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits' obligations at December 31, 2012 and 2011 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2012 and 2011.

                                                                           2012  2011
                                                                           ----  ----

Discount rates:
 Benefit obligation....................................................... 3.50% 4.25%
 Periodic cost............................................................ 4.25% 5.25%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $12 million, $13 million and $14 million for 2012, 2011 and 2010, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2013, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2012 and include benefits attributable to estimated future employee service.

                         PENSION
                        BENEFITS
                   --------------------
                      (IN MILLIONS)

2013.............. $                193
2014..............                  203
2015..............                  202
2016..............                  200
2017..............                  197
Years 2018 - 2022.                  936

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Management, in consultation with its actuarial advisors in respect of the Plan, has concluded the Health Acts have no material impact on the calculations on future benefit levels due to the caps on the Company subsidy. Any increases in plan cost, including those associated under the Excise Tax on high cost plans, are anticipated to be passed on to retirees.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million in 2011.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $194 million, $416 million and $199 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $11 million.

   On April 12, 2012, cash distributions of approximately $9 million were made to AXA Equitable active and former employees in settlement of 539,406 performance units, representing 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. The remaining earned performance units vest with continued service to March 19, 2013, the third anniversary of the date of grant, with limited exception for retirement, death, or disability, and will be valued using the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars at the Euro to U.S. dollar exchange rate on March 18, 2013. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of that settlement.

   On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units of approximately $11 million and $2 million, respectively.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $620,000, $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   For 2012, 2011 and 2010, the Company recognized compensation costs of $24 million, $2 million and $16 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2012 and 2011 was $58 million and $24 million, respectively. Approximately 4,968,118 outstanding performance units are at risk to achievement of 2012 performance criteria, primarily representing the grant of March 16, 2012 for which cumulative average 2012-2013 performance targets will determine the number of performance units earned and including one-half of the award granted on March 18, 2011.

   Option Plans. On March 16, 2012, approximately 900,790 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,426 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2012, the expense associated with the March 16, 2012 grant of options was approximately $790,754.

   On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $1 million and $2 million, respectively.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $662,000, $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2012 follows:

                                                                          Options Outstanding
                                             ---------------------------------------------------------------------------
                                                                                                  AllianceBernstein Holding
                                                  AXA Ordinary Shares          AXA ADRs/(3)/               Units
                                             ---------------------------   ---------------------- ----------------------
                                                              Weighted                   Weighted                 Weighted
                                                Number        Average         Number     Average     Number       Average
                                              Outstanding     Exercise      Outstanding  Exercise  Outstanding    Exercise
                                             (In Millions)     Price       (In Millions)  Price   (In Millions)    Price
                                             ------------- -------------   ------------- -------- -------------  --------

Options outstanding at January 1, 2012......        18.1   (Euro)  19.40           7.6   $  18.47         9.0    $  39.63
Options granted.............................         1.2   (Euro)  12.68            --   $     --         0.1    $  14.58
Options exercised...........................        (0.1)  (Euro)  10.09          (1.1)  $  12.04          --    $     --
Options forfeited, net......................        (1.1)  (Euro)  19.46          (1.5)  $  18.19          --    $     --
Options expired.............................          --              --            --         --        (0.5)   $  32.34
                                              ----------                    ----------              ---------
Options Outstanding at December 31, 2012....        18.1   (Euro)  21.00           5.0   $  20.01         8.6    $  39.77
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        5.17                          1.62                    5.8
                                              ==========                    ==========              =========
Options Exercisable at December 31, 2012....        12.8   (Euro)  23.94           5.0   $  20.03         4.2       33.85
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        4.06                          1.60                    5.7
                                              ==========                    ==========              =========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2012 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2012 was $14 million. The intrinsic value related to employee and financial professional exercises of stock options during 2012, 2011 and 2010 were $5 million, $3 million and $3 million, respectively, resulting in amounts currently deductible for tax purposes of $2 million, $1 million and $1 million, respectively, for the periods then ended. In 2012, 2011 and 2010, windfall tax benefits of approximately $2 million, $1 million and $1 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2012, AXA Financial held 534,628 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.22 per share, of which approximately 436,695 were designated to fund future exercises of outstanding stock options and approximately 97,933 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2012, 2011 and 2010, respectively.

                                                          AXA Ordinary Shares     AllianceBernstein Holding Units
                                                      --------------------------  ------------------------------
                                                        2012      2011     2010     2012     2011       2010
                                                      --------  -------  -------  -------  -------  ------------
Dividend yield.......................................     7.54%    7.00%    6.98%    6.20%    5.40%  7.2 - 8.2%
Expected volatility..................................    39.89%   33.90%    36.5%   49.20%   47.30% 46.2 - 46.6%
Risk-free interest rates.............................     1.80%    3.13%    2.66%    0.70%     1.9%  2.2 - 2.3%
Expected life in years...............................      5.6      6.4      6.4      6.0      6.0       6.0
Weighted average fair value per option at grant date. $   2.48  $  2.49  $  3.54  $  3.67  $  5.98  $       6.18

   For 2012, 2011 and 2010, the Company recognized compensation costs for employee stock options of $9 million, $26 million, and $16 million, respectively. As of December 31, 2012, approximately $2 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.8 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $13 million, $378 million and $149 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2012, approximately 19 million restricted shares and Holding units remain unvested. At December 31, 2012, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.0 years.

   The following table summarizes unvested restricted stock activity for 2012.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2012...  243,572    $  30.22
Granted..........................   27,218    $  13.23
Vested...........................   93,789    $  30.93
Forfeited........................       --          --
                                   -------
Unvested as of December 31, 2012.  177,001    $  27.23
                                   =======

   Restricted stock vested in 2012, 2011 and 2010 had aggregate vesting date fair values of approximately $1 million, $2 million and $2 million, respectively.

   SARs. For 2012, 2011 and 2010, respectively, 352,158, 113,210 and 24,101
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2012, 2011 and 2010 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.05 -- 33.78 Euros, 10.71 -- 14.96 Euros and 15.43 Euros, respectively, as of the date of exercise. At December 31, 2012, 840,324 SARs were outstanding, having weighted average remaining contractual term of 7.0 years. The accrued value of SARs at December 31, 2012 and 2011 was $538,928 and $136,667, respectively, and recorded as liabilities in the consolidated balance sheets. For 2012, 2011 and 2010, the Company recorded compensation expense (credit) for SARs of $(402,262), $(87,759) and $(865,661), respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2012, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2012. Eligible employees could reserve a share purchase during the reservation period from August 31, 2012 through September 17, 2012 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from October 26, 2012 through October 31, 2012. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 24, 2012 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $12.29 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 17.19% formula discounted price of $12.71 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2012 which is July 2, 2017. All subscriptions became binding and irrevocable at October 31, 2012.

   The Company recognized compensation expense of $18 million in 2012, $9 million in 2011 and $17 million in 2010 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2012, 2011 and 2010 primarily invested under Investment Option B for the purchase of approximately 9 million, 9 million and 8 million AXA ordinary shares, respectively.

   AXA Miles Program. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired. Half of each AXA Miles grant, or 25 AXA Miles, are further subject to vesting conditions based on achievement of improvements in specific AXA performance metrics. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2012, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $537,914.

   On July 1, 2007, under the terms of the AXA Miles Program 2007, AXA granted 50 AXA Miles to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011 and 2010, respectively, the Company recognized compensation expense of approximately $1 million and $2 million in respect of this grant of AXA Miles.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense for 2012, 2011 and 2010 was $1 million, $1 million and $0 million, respectively.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest in 2011.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2012 and 2011, AllianceBernstein purchased 15.7 million and 13.5 million Holding units for $238 million and $221 million respectively. These amounts reflect open-market purchases of 12.3 million and 11.1 million Holding units for $182 million and $192 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   AllianceBernstein granted to employees and Eligible Directors 12.1 million (including 8.7 million restricted Holding units granted in January 2012 for 2011 year-end awards) and 1.7 million restricted Holding awards during 2012 and 2011, respectively. To fund these awards, AllianceBernstein allocated previously repurchased Holding units that had been held in the consolidated rabbi trust.

   The 2012 and 2011 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards and 8.7 million restricted Holding unit awards for the December 2011 awards were awarded and allocated as such within the consolidated rabbi trust in January 2013 and 2012, respectively. There were approximately 17.9 million and 12.0 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012 and January 31, 2013, respectively. The purchases and issuances of Holding units resulted in an increase of $60 million and $54 million in Capital in excess of par value during 2012 and 2011, respectively, with a corresponding decrease of $60 million and $54 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $147 million, $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million) and $208 million for 2012, 2011 and 2010, respectively. The cost of the 2012 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2012, 210,591 options to buy Holding units had been granted and 25 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 35 million Holding units were available for grant as of December 31, 2012.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2012       2011      2010
                               --------  ---------  -------
                                       (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $   (233) $      40  $   (34)
 Deferred (expense) benefit...      391     (1,338)    (755)
                               --------  ---------  -------
Total......................... $    158  $  (1,298) $  (789)
                               ========  =========  =======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                               2012       2011       2010
                                             --------  ---------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $    (20) $  (1,443) $  (1,137)
Noncontrolling interest.....................       37        (36)        66
Separate Accounts investment activity.......       94         83         53
Non-taxable investment income (loss)........       24          8         15
Adjustment of tax audit reserves............       (2)        (7)       (13)
State income taxes..........................        7          7         (5)
AllianceBernstein Federal and foreign taxes.       10        (13)        (3)
Tax settlement..............................       --         84         99
ACMC conversion.............................       --         --        135
Other.......................................        8         19          1
                                             --------  ---------  ---------
Income tax (expense) benefit................ $    158  $  (1,298) $    (789)
                                             ========  =========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2012-2013 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                       DECEMBER 31, 2012   December 31, 2011
                                       ------------------ -------------------
                                       ASSETS LIABILITIES Assets Liabilities
                                       ------ ----------- ------ ------------
                                                   (IN MILLIONS)
Compensation and related benefits..... $  207 $        -- $  248 $         --
Reserves and reinsurance..............     --       2,419     --        3,060
DAC...................................     --         960     --          891
Unrealized investment gains or losses.     --         739     --          418
Investments...........................     --       1,137     --        1,101
Alternative minimum tax credits.......    157          --    242           --
Other.................................     --          57     79           --
                                       ------ ----------- ------ ------------
Total................................. $  364 $     5,312 $  569 $      5,470
                                       ====== =========== ====== ============

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2012, $245 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

   At December 31, 2012, the total amount of unrecognized tax benefits was $678 million, of which $522 million would affect the effective rate and $156 million was temporary in nature. At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2012 and 2011 were $105 million and $97 million, respectively. For 2012, 2011 and 2010, respectively, there were $4 million, $14 million and $10 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                2012       2011      2010
                                             ----------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1,....................... $      453  $    434  $    577
Additions for tax positions of prior years..        740       337       168
Reductions for tax positions of prior years.       (620)     (235)     (266)
Additions for tax positions of current year.         --         1         1
Settlements with tax authorities............         --       (84)      (46)
                                             ----------  --------  --------
Balance at December 31,..................... $      573  $    453  $    434
                                             ==========  ========  ========

   In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                       DECEMBER 31,
                                                                             --------------------------------
                                                                                2012        2011       2010
                                                                             ----------  ---------  ---------
                                                                                       (IN MILLIONS)
Unrealized gains (losses) on investments.................................... $    1,352  $     772  $     406
Defined benefit pension plans...............................................     (1,056)    (1,082)    (1,008)
                                                                             ----------  ---------  ---------
Total accumulated other comprehensive income (loss).........................        296       (310)      (602)
                                                                             ----------  ---------  ---------
Less: Accumulated other comprehensive (income) loss attributable to
  noncontrolling interest...................................................         21         13         (8)
                                                                             ----------  ---------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable. $      317  $    (297) $    (610)
                                                                             ==========  =========  =========

   The components of OCI for the past three years follow:

                                                                                                 2012     2011    2010
                                                                                               --------  ------  ------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  1,013  $  879  $  646
 (Gains) losses reclassified into net earnings (loss) during the year.........................       91      28     189
                                                                                               --------  ------  ------
Net unrealized gains (losses) on investments..................................................    1,104     907     835
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................     (524)   (541)   (376)
                                                                                               --------  ------  ------
Change in unrealized gains (losses), net of adjustments.......................................      580     366     459
Change in defined benefit pension plans.......................................................       26     (74)    (40)
                                                                                               --------  ------  ------
Total other comprehensive income (loss), net of income taxes..................................      606     292     419
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............        8      21       7
                                                                                               --------  ------  ------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $    614  $  313  $  426
                                                                                               ========  ======  ======

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2012, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2013 and the four successive years are $214 million, $208 million, $204 million, $199 million, $197 million and $1,409 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2013 and the four successive years is $22 million, $24 million, $24 million, $24 million, $25 million and $137 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2012 and 2011, respectively, AXA Equitable recorded $30 million and $55 million pre-tax charges related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                  DECEMBER 31,
                            ------------------------
                              2012     2011    2010
                            --------  ------  ------
                                  (IN MILLIONS)
Balance, beginning of year. $     44  $   11  $   20
Additions..................       54      79      13
Cash payments..............      (46)    (43)    (17)
Other reductions...........       --      (3)     (5)
                            --------  ------  ------
Balance, End of Year....... $     52  $   44  $   11
                            ========  ======  ======

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

   During 2012, AllianceBernstein completed a comprehensive review of its worldwide office locations and initiated a space consolidation plan. As a result, AllianceBernstein recorded pre-tax real estate charges of $223 million that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2012, these arrangements include commitments by the Company to provide equity financing of $355 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2012. The Company had $328 million of commitments under existing mortgage loan agreements at December 31, 2012.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,635 million at December 31, 2012) and/or letters of credit ($2,626 million at December 31, 2012). Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2012, AllianceBernstein had funded $23 million of its revised commitment of $35 million.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2012, AllianceBernstein had funded $9 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2012, AllianceBernstein had funded $8 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC. The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford lawsuits, the parties and the Court agreed to consolidate the two lawsuits.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable is also under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File ("DMF") or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed a number of reports with the NYSDFS related to its request. A number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the DMF, claims processing and payments to beneficiaries. In December 2012, AXA Equitable received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, AXA Equitable, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of a former European pension fund client, alleging that AllianceBernstein Limited (a wholly-owned subsidiary of AllianceBernstein organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to AllianceBernstein's initial investment in and management of a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million plus compound interest on an alleged $125 million of realized losses in the portfolio. AllianceBernstein believes that it has strong defenses to these claims, which are set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These matters involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such matters. Some of these matters filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $469 million during 2013. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2012, 2011 and 2010, respectively, the Insurance Group's statutory net income (loss) totaled $602 million, $967 million and $(510) million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,178 million and $4,845 million at December 31, 2012 and 2011, respectively. In 2012, 2011 and 2010, respectively, AXA Equitable paid $362 million, $379 million and $300 million in shareholder dividends.

   At December 31, 2012, AXA Equitable, in accordance with various government and state regulations, had $81 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $71 million.

   At December 31, 2012 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2012.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                    DECEMBER 31,
                                                                          --------------------------------
                                                                             2012        2011       2010
                                                                          ----------  ---------  ---------
                                                                                    (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $       64  $     824  $     685
Change in AVR............................................................        269       (211)      (291)
                                                                          ----------  ---------  ---------
Net change in statutory surplus, capital stock and AVR...................        333        613        394
Adjustments:
 Future policy benefits and policyholders' account balances..............       (508)      (270)       (61)
 DAC.....................................................................        142     (2,861)       981
 Deferred income taxes...................................................        798     (1,272)    (1,089)
 Valuation of investments................................................       (377)        16        145
 Valuation of investment subsidiary......................................       (306)       590        366
 Increase (decrease) in the fair value of the reinsurance contract asset.        497      5,941      2,350
 Pension adjustment......................................................        (41)       111         56
 Premiums and benefits ceded to AXA Arizona..............................       (126)      (156)    (1,099)
 Shareholder dividends paid..............................................        362        379        300
 Changes in non-admitted assets..........................................       (489)      (154)       (64)
 Other, net..............................................................       (190)       (10)       (55)
                                                                          ----------  ---------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $       95  $   2,927  $   2,224
                                                                          ==========  =========  =========

                                                                        DECEMBER 31,
                                                             ---------------------------------
                                                                2012        2011        2010
                                                             ---------  -----------  ---------
                                                                       (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,689  $     4,625  $   3,801
AVR.........................................................       489          220        431
                                                             ---------  -----------  ---------
Statutory surplus, capital stock and AVR....................     5,178        4,845      4,232
Adjustments:
 Future policy benefits and policyholders' account balances.    (3,642)      (2,456)    (2,015)
 DAC........................................................     3,728        3,545      6,503
 Deferred income taxes......................................    (5,330)      (5,357)    (4,117)
 Valuation of investments...................................     3,271        2,266      1,658
 Valuation of investment subsidiary.........................      (137)         231       (657)
 Fair value of reinsurance contracts........................    11,044       10,547      4,606
 Deferred cost of insurance ceded to AXA Arizona............     2,646        2,693      2,904
 Non-admitted assets........................................       467          510        761
 Issuance of surplus notes..................................    (1,525)      (1,525)    (1,525)
 Other, net.................................................      (264)        (459)      (521)
                                                             ---------  -----------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,436  $    14,840  $  11,829
                                                             =========  ===========  =========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                               2012       2011        2010
                            ---------  ----------  ----------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................. $   6,443  $   15,140  $    8,511
Investment Management/(1)/.     2,738       2,750       2,959
Consolidation/elimination..       (21)        (18)        (29)
                            ---------  ----------  ----------
Total Revenues............. $   9,160  $   17,872  $   11,441
                            =========  ==========  ==========

  /(1)/Intersegment investment advisory and other fees of approximately $58 million, $56 million and $62 million for 2012, 2011 and 2010, respectively, are included in total revenues of the Investment Management segment.

                                                                             2012       2011       2010
                                                                          ---------  ----------  ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................ $    (132) $    4,284  $   2,846
Investment Management/(2)/...............................................       190        (164)       400
Consolidation/elimination................................................        --           4          2
                                                                          ---------  ----------  ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes.... $      58  $    4,124  $   3,248
                                                                          =========  ==========  =========

  /(2)/Net of interest expenses incurred on securities borrowed.

                               DECEMBER 31,
                           --------------------
                              2012       2011
                           ---------  ---------
                               (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $ 164,201  $ 153,099
Investment Management.....    12,647     11,811
Consolidation/elimination.        (5)        (2)
                           ---------  ---------
Total Assets.............. $ 176,843  $ 164,908
                           =========  =========

   In accordance with SEC regulations, securities with a fair value of $1,509 million and $1,240 million have been segregated in a special reserve bank custody account at December 31, 2012 and 2011, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2012 and 2011 are summarized below:

                                                                                THREE MONTHS ENDED
                                                                  ---------------------------------------------
                                                                  MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                                  --------  -------- ------------  ------------
                                                                                  (IN MILLIONS)
2012
Total Revenues................................................... $   (952) $  6,475 $      1,728  $      1,909
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============

2011
Total Revenues................................................... $  1,311  $  3,402 $     10,858  $      2,301
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============

EQUI-VEST(R) (Series 801)

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2013


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS EQUI-VEST?

EQUI-VEST(R) is a deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options and in our guaranteed interest option ("investment options").

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The contract should also be read carefully. You have the right to cancel the contract within a certain number of days after receipt of the contract.

The contract may not currently be available in all states. All optional features and benefits described in this prospectus may not be available at the time you purchase the contract. We have the right to restrict availability of any optional feature or benefit. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.


-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
 FIXED INCOME
-------------------------------------------------------------------------------------------------
.. American Funds Insurance Services(R)           . EQ/Intermediate Government Bond
  Bond/SM(1)/                                    . EQ/Money Market
.. AXA Conservative Allocation/(2)/               . EQ/PIMCO Global Real Return/(1)/
.. AXA Conservative-Plus Allocation/(2)/          . EQ/PIMCO Ultra Short Bond
.. AXA Conservative Growth Strategy               . EQ/Quality Bond PLUS
.. AXA Conservative Strategy                      . Invesco V.I. High Yield
.. EQ/Core Bond Index                             . Ivy Funds VIP High Income
.. EQ/Franklin Core Balanced                      . Multimanager Core Bond
.. EQ/Global Bond PLUS                            . Multimanager Multi-Sector Bond
.. EQ/High Yield Bond/(1)/
-------------------------------------------------------------------------------------------------
 DOMESTIC STOCKS
-------------------------------------------------------------------------------------------------
.. AXA Aggressive Allocation/(2)/                 . EQ/Mutual Large Cap Equity
.. AXA Moderate Growth Strategy                   . EQ/Small Company Index
.. AXA Moderate-Plus Allocation/(2)/              . EQ/T. Rowe Price Growth Stock
.. AXA Tactical Manager 2000                      . EQ/Templeton Global Equity
.. AXA Tactical Manager 400                       . EQ/UBS Growth and Income
.. AXA Tactical Manager 500                       . EQ/Van Kampen Comstock
.. EQ/AllianceBernstein Dynamic Wealth            . EQ/Wells Fargo Omega Growth
  Strategies                                     . Fidelity(R) VIP Contrafund(R)
.. EQ/AllianceBernstein Small Cap Growth          . Goldman Sachs VIT Mid Cap Value
.. EQ/AXA Franklin Small Cap Value Core           . Invesco V.I. Mid Cap Core Equity
.. EQ/BlackRock Basic Value Equity                . Invesco V.I. Small Cap Equity
.. EQ/Boston Advisors Equity Income               . Ivy Funds VIP Energy
.. EQ/Calvert Socially Responsible                . Ivy Funds VIP Mid Cap Growth
.. EQ/Capital Guardian Research                   . Ivy Funds VIP Small Cap Growth
.. EQ/Common Stock Index                          . MFS(R) Investors Growth Stock
.. EQ/Davis New York Venture                      . MFS(R) Investors Trust
.. EQ/Equity 500 Index                            . MFS(R) Technology
.. EQ/Equity Growth PLUS                          . MFS(R) Utilities
.. EQ/Franklin Templeton Allocation               . Multimanager Aggressive Equity
.. EQ/GAMCO Mergers and Acquisitions              . Multimanager Large Cap Core Equity
.. EQ/GAMCO Small Company Value                   . Multimanager Large Cap Value
.. EQ/JPMorgan Value Opportunities                . Multimanager Mid Cap Growth
.. EQ/Large Cap Core PLUS                         . Multimanager Mid Cap Value
.. EQ/Large Cap Growth Index                      . Multimanager Small Cap Growth
.. EQ/Large Cap Growth PLUS                       . Multimanager Small Cap Value
.. EQ/Large Cap Value Index                       . Multimanager Technology
.. EQ/Large Cap Value PLUS                        . Target 2015 Allocation
.. EQ/Lord Abbett Large Cap Core                  . Target 2025 Allocation
.. EQ/Mid Cap Index                               . Target 2035 Allocation
.. EQ/Mid Cap Value PLUS                          . Target 2045 Allocation
.. EQ/Montag & Caldwell Growth                    . Van Eck VIP Global Hard Assets
.. EQ/Morgan Stanley Mid Cap Growth


-----------------------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
-----------------------------------------------------------------------------------------------
.. AXA Tactical Manager International            . Invesco V.I. Global Real Estate
.. EQ/Emerging Markets Equity PLUS/(1)/          . Invesco V.I. International Growth
.. EQ/Global Multi-Sector Equity                 . Lazard Retirement Emerging Markets Equity
.. EQ/International Core PLUS                    . MFS(R) International Value
.. EQ/International Equity Index                 . Multimanager International Equity
.. EQ/International Value PLUS
.. EQ/MFS International Growth
.. EQ/Oppenheimer Global
-----------------------------------------------------------------------------------------------
 BALANCED/HYBRID
-----------------------------------------------------------------------------------------------
.. All Asset Aggressive - Alt 25/(1)(3)/         . AXA Balanced Strategy
.. All Asset Growth - Alt 20/(3)/                . AXA Moderate Allocation/(1)/
.. All Asset Moderate Growth - Alt 15/(1)(3)/
-----------------------------------------------------------------------------------------------


(1)These new variable investment options will be available on or about May 20, 2013, subject to Regulatory approval. Please see "Portfolios of the Trusts" later in this prospectus for more information on these new variable investment options.
(2)The "AXA Allocation" portfolios.
(3)Also referred to as "All Asset" variable investment option in this prospectus.


You may allocate amounts to the variable investment options under your choice of investment method subject to any restrictions. At any time, we have the right to terminate your contributions. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio that is part of one of the trusts (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. You may also allocate amounts to the guaranteed interest option.

TYPES OF CONTRACTS. For existing and new contract owners, we offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), any of traditional IRA, Roth IRA or Inherited IRA beneficiary continuation contracts ("Inherited IRA").

A minimum contribution of $25,000 is required to purchase a contract.

A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2012, is a part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling
(800) 628-6673. The SAI has been incorporated by this reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                          EV Series 801 (IF/NB)
                                                                        #417077

Contents of this Prospectus

--------------------------------------------------------------------------------





         Index of key words and phrases                             4
         Who is AXA Equitable?                                      5
         How to reach us                                            6
         EQUI-VEST(R) at a glance -- key features                   8


         -------------------------------------------------------------
         FEE TABLE
         -------------------------------------------------------------

         Examples                                                  11
         Condensed financial information                           11


         -------------------------------------------------------------
         1. CONTRACT FEATURES AND BENEFITS
         -------------------------------------------------------------
         How you can purchase and contribute to your contract      12
         Owner and annuitant requirements                          15
         How you can make your contributions                       15
         What are your investment options under the contract?      15
         Portfolios of the Trusts                                  16
         Selecting your investment method                          25
         Allocating your contributions                             26
         Your right to cancel within a certain number of days      26
         Death benefit                                             26
         Inherited IRA beneficiary continuation contract           27


         -------------------------------------------------------------
         2. DETERMINING YOUR CONTRACT'S VALUE
         -------------------------------------------------------------
         Your account value and cash value                         30
         Your contract's value in the variable investment options  30
         Your contract's value in the guaranteed interest option   30



-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

      -------------------------------------------------------------------
      3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
        OPTIONS
      -------------------------------------------------------------------
      Transferring your account value                                 31
      Disruptive transfer activity                                    31
      Automatic transfer options                                      32
      Investment simplifier                                           32
      Rebalancing your account value                                  32


      -------------------------------------------------------------------
      4.ACCESSING YOUR MONEY
      -------------------------------------------------------------------
      Withdrawing your account value                                  34
      How withdrawals are taken from your account value               35
      Surrender of your contract to receive its cash value            35
      Termination                                                     35
      When to expect payments                                         35
      Your annuity payout options                                     35


      -------------------------------------------------------------------
      5.CHARGES AND EXPENSES
      -------------------------------------------------------------------
      Charges that AXA Equitable deducts                              38
      Charges under the contracts                                     38
      Charges that the Trusts deduct                                  40
      Group or sponsored arrangements                                 40
      Other distribution arrangements                                 40


      -------------------------------------------------------------------
      6.PAYMENT OF DEATH BENEFIT
      -------------------------------------------------------------------
      Your beneficiary and payment of benefit                         41
      How death benefit payment is made                               41
      Beneficiary continuation option                                 42


      -------------------------------------------------------------------
      7.TAX INFORMATION
      -------------------------------------------------------------------
      Overview                                                        44
      Buying a contract to fund a retirement arrangement              44
      Transfers among investment options                              44
      Taxation of nonqualified annuities                              44
      Individual retirement arrangements ("IRAs")                     46
      Traditional individual retirement annuities (traditional IRAs)  46
      Roth individual retirement annuities ("Roth IRAs")              51
      Federal and state income tax withholding and information
        reporting                                                     57
      Impact of taxes to AXA Equitable                                57


      -------------------------------------------------------------------
      8.MORE INFORMATION
      -------------------------------------------------------------------
      About our Separate Account A                                    58
      About the Trusts                                                58
      About the general account                                       58
      About other methods of payment                                  59
      Dates and prices at which contract events occur                 59
      About your voting rights                                        59
      Statutory compliance                                            60
      About legal proceedings                                         60
      Financial statements                                            60


        Transfers of ownership, collateral assignments, loans, and
          borrowing                                                 60
        Distribution of the contracts                               60


        ---------------------------------------------------------------
        APPENDICES
        ---------------------------------------------------------------

          I  --  Death benefit example                               I-1
         II  --  Condensed financial information                    II-1
        III  --  State contract availability and/or variations of
                   certain features and benefits                   III-1
         IV  --  Hypothetical Illustrations                         IV-1


        ----------------------------------------------------------------
        STATEMENT OF ADDITIONAL INFORMATION
          Table of contents
        ----------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                         PAGE

                  account value                             29
                  annuitant                                 12
                  annuity payout options                    34
                  automatic investment program ("AIP")      58
                  AXA Equitable Access Account              41
                  beneficiary                               40
                  beneficiary continuation option           41
                  business day                          15, 58
                  cash value                                29
                  conduit IRA                               48
                  contract date                             12
                  contract date anniversary                 12
                  contract year                             12
                  contributions                             12
                  Contributions to Roth IRAs                50
                     regular contribution                   50
                     rollovers and direct transfers         51
                     conversion contributions               51
                     direct transfers                       50
                  Contributions to traditional IRAs         45
                     regular contribution                   45
                     rollovers and transfers                47
                     direct transfers                       45


                                                     PAGE

                      Disruptive transfer activity     30
                      guaranteed interest option       25
                      IRA                              45
                      IRS                              43
                      Inherited IRA                 1, 27
                      investment options            1, 15
                      market timing                    30
                      NQ                                1
                      Online Account Access             6
                      partial withdrawals              33
                      portfolios                        1
                      processing office              1, 6
                      ratcheted death benefit          27
                      Required Beginning Date          49
                      Roth IRA                         50
                      SAI                               1
                      SEC                               1
                      TOPS                              6
                      traditional IRA                  45
                      Trusts                        1, 57
                      unit                             29
                      unit investment trust            57
                      variable investment options   1, 15


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------

account value                          Annuity Account Value

guaranteed interest option             Guaranteed Interest Account

unit                                   Accumulation unit

unit value                             Accumulation unit value
-----------------------------------------------------------------------------

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------




We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS INDIVIDUALLY BY REGULAR MAIL:

  AXA Equitable
  EQUI-VEST(R) Annuity Lockbox
  P.O. Box 13459
  Newark, NJ 07188-0459

FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS INDIVIDUALLY BY EXPRESS DELIVERY:

  JPMorganChase
  EQUI-VEST(R) Lockbox #13459
  4 Chase Metrotech Center (7th Floor)
  Brooklyn, NY 11245-0001
  Telephone number to be used on express mail packages
  Attn: Extraction Supervisor, (718) 242-0716

FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS AND SENT BY REGULAR MAIL:

  AXA Equitable
  EQUI-VEST(R) Unit Annuity Lockbox
  P.O. Box 13463
  Newark, NJ 07188-0463

FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS AND SENT BY EXPRESS DELIVERY:

  AXA Equitable
  JPMorganChase
  EQUI-VEST(R) Lockbox #13463
  4 Chase Metrotech Center (7th Floor)
  Brooklyn, NY 11245-0001
  Telephone number to be used on express mail packages
  Attn: Extraction Supervisor, (718) 242-0716
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  AXA Equitable
  EQUI-VEST(R) Processing Office
  P.O. Box 4956
  Syracuse, NY 13221-4956

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  AXA Equitable
  EQUI-VEST(R) Processing Office
  100 Madison Street, Suite 1000
  Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Suite 1000, Syracuse, New York 13202.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   confirmation notices of financial transactions; and

..   quarterly statements of your contract values as of the close of each calendar quarter.

As required, notices and statements will be sent by mail under certain circumstances. They are also available on Online Account Access.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT (''TOPS'') AND ONLINE ACCOUNT ACCESS
 SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;


..   the number of units you have in the variable investment options; and

..   the daily unit values for the variable investment options;


You can also:

..   change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option; and

..   change your TOPS personal identification number (''PIN'') (through TOPS only) and your Online Account Access password (through Online Account Access only).

Under TOPS only you can:

..   elect the investment simplifier.

Under Online Account Access only you can:

..   make a contribution to your IRA or NQ annuity contract;

..   elect to receive certain contract statements electronically;


..   change your address;

..   access ''Frequently Asked Questions'' and certain service forms; and

..   obtain performance information regarding the variable investment options.


TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You can use TOPS by calling toll-free (800) 755-7777. You may use Online Account Access by visiting our

                             WHO IS AXA EQUITABLE?

website at www.axa-equitable.com and clicking on Online Account Access. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity such as ''market timing.'' (See ''Disruptive transfer activity'' in ''Transferring your money among investment options" later in this prospectus.)''
--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.
--------------------------------------------------------------------------------
 TOLL-FREE TELEPHONE SERVICE:

You may reach us toll-free by calling (800) 841-0801 for a recording of daily unit values for the variable investment options.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)conversion of your traditional IRA contract to a Roth IRA contract;

(2)cancellation of your Roth IRA contract and return to a traditional IRA contract;

(3)election of the automatic investment program;

(4)election of the investment simplifier;

(5)election of the automatic deposit service;

(6)election of the rebalancing program;

(7)election of the required minimum distribution automatic withdrawal option;

(8)election of the beneficiary continuation option;

(9)request for a transfer/rollover of assets or 1035 exchange to another carrier;

(10)purchase by, or change of ownership to, a non-natural owner;

(11)contract surrender and withdrawal requests;

(12)death claims; and

(13) partial annuitization of an NQ contract.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)address changes;

(2)beneficiary changes;

(3)transfers among investment options; and

(4)change of ownership.

TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)investment simplifier;

(3)rebalancing program;

(4)systematic withdrawals; and

(5)the date annuity payments are to begin.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, all must sign.

                             WHO IS AXA EQUITABLE?

EQUI-VEST(R) at a glance -- key features

--------------------------------------------------------------------------------

PROFESSIONAL INVESTMENT     EQUI-VEST(R) variable investment options invest in
MANAGEMENT                  different portfolios managed by professional investment
                            advisers.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees
                            .   Interest rates set periodically
----------------------------------------------------------------------------------------

TAX ADVANTAGES  .   On earnings inside the contract                No tax until you make withdrawals from your contract or
                                                                   receive annuity payments.
                ---------------------------------------------------------------------------------------------------------------

                .   On transfers inside the contract               No tax on transfers among investment options.

                            ------------------------------------------------------------
                            If you are purchasing an annuity contract as an Individual
                            Retirement Annuity (IRA), you should be aware that such
                            annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for
                            individual retirement arrangements. Before purchasing one
                            of these contracts, you should consider whether its
                            features and benefits beyond tax deferral meet your needs
                            and goals. You may also want to consider the relative
                            features, benefits and costs of these contracts with any
                            other investment that you may use in connection with your
                            retirement plan or arrangement. (For more information, see
                            "Tax information" later in this prospectus.)
----------------------------------------------------------------------------------------

CONTRIBUTION AMOUNTS      Minimum initial contribution (all contracts): $25,000
                          Minimums for additional contributions:
                          .   $50 (Traditional IRA, Roth IRA and NQ); $20 under our
                              automatic investment program
                          .   $1,000 (Inherited IRA)
                          .   Maximum contribution limitations apply to all contracts.
                          In general, contributions are limited to $1.5 million
                          ($500,000 for owners or annuitants who are age 81 and older at contract issue) under all EQUI-VEST(R) series,
                          EQUI-VEST(R) At Retirement and At Retirement contracts with the same owner or annuitant or $2.5 million under all AXA
                          Equitable annuity accumulation contracts with the same
                          owner or annuitant. Upon advance notice to you, we may
                          exercise certain rights we have under the contract
                          regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and
                          limitations, and (ii) discontinue acceptance of
                          contributions. For more information, see "How you can
                          purchase and contribute to your contract" in "Contract
                          features and benefits" later in this prospectus.
----------------------------------------------------------------------------------------
DEATH BENEFIT PROTECTION  The contract provides a death benefit for the beneficiary should the annuitant die. The death benefit is equal to the account value or the standard death benefit, whichever is
                          higher. However, if you elect the ratcheted death benefit, the death benefit is equal to the account value or the
                          ratcheted death benefit, whichever is higher.
----------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY      .   Partial withdrawals
                          .   Several withdrawal options on a periodic basis
                          .   Contract surrender
                          You may incur a withdrawal charge for certain withdrawals
                          or if you surrender your contract. You may also incur
                          income tax and a penalty tax.
----------------------------------------------------------------------------------------
PAYOUT OPTIONS            .   Fixed annuity payout options
                          .   Variable Immediate Annuity payout options (described in
                              a separate prospectus for that option)
----------------------------------------------------------------------------------------
ADDITIONAL FEATURES       .   Dollar-cost averaging by automatic transfers
                             -- Interest sweep option
                             -- Fixed-dollar option
                          .   Automatic investment program
                          .   Account value rebalancing (quarterly, semi-annually,
                              and annually)
                          .   No charge on transfers among investment options
                          .   Waiver of withdrawal charge under certain circumstances
----------------------------------------------------------------------------------------
FEES AND CHARGES          Please see "Fee table" later in this prospectus for
                          complete details.
----------------------------------------------------------------------------------------
ANNUITANT ISSUE AGES      0 - 85 (0 - 70 for Inherited IRA)
----------------------------------------------------------------------------------------

                   EQUI-VEST(R) AT A GLANCE -- KEY FEATURES

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS, INCLUDING THE AVAILABILITY OF ALL INVESTMENT OPTIONS, MAY VARY IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS OR IN ALL STATES. PLEASE SEE APPENDIX III LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The prospectus should be read carefully before investing. Please feel free to speak with your financial professional or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" in "Contract features and benefits" later in this prospectus for additional information.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same Selling broker-dealer. Some Selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the Selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance. Some Selling broker-dealers may limit their clients from purchasing some optional benefits based upon the client's age.

                   EQUI-VEST(R) AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

---------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME
 YOU REQUEST CERTAIN TRANSACTIONS
---------------------------------------------------------

Maximum withdrawal charge as a percentage of
contributions withdrawn (deducted if you surrender
your contract or make certain withdrawals)./(1)/        6.00%

Charge for third-party transfer or exchange (for each
occurrence)/(2)/                                        $65 (current and maximum)


Special services charges
 .   Wire transfer charge/(3)/                          $90 (current and maximum)
 .   Express mail charge/(3)/                           $35 (current and maximum)
------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.

---------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH
 CONTRACT DATE ANNIVERSARY
---------------------------------------------------------

Maximum annual administrative charge:

   If your account value on the last day of your
   contract year is less than $100,000                    $50

   If your account value on the last day of your          $0
   contract year is $100,000 or more

-------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT
 OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY
 NET ASSETS
-------------------------------------------------------

SEPARATE ACCOUNT ANNUAL EXPENSES:
Mortality and expense risks/(4)/                         1.00%
Other expenses                                           0.25%
                                                         -----   -
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                   1.25%
---------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT
 THE OPTIONAL BENEFIT
---------------------------------------------------------------------

Ratcheted death benefit charge (as a percentage of
your account value). (This charge is deducted annually
on each contract date anniversary.)                     0.15%
------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.


----------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL
 PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012
(expenses that are deducted from portfolio assets
including management fees, 12b-1 fees, service fees,    Lowest Highest
and/or other expenses)/(*)/                             0.63%  35.18%
----------------------------------------------------------------------



Notes:

(*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2012, if applicable, and for the underlying Portfolios. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2014 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2014. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.

                                   FEE TABLE

----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 after the effect of Expense Limitation Arrangements  Lowest Highest
                                                                                                        0.63%  1.44%
----------------------------------------------------------------------------------------------------------------------



   For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.


(1)Deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. The amount of the withdrawal charge we deduct is equal to a percentage of contributions that have been in the contract less than six contract years.

            Contract Year
            -------------
            1................................................. 6.00%
            2................................................. 6.00%
            3................................................. 6.00%
            4................................................. 6.00%
            5................................................. 6.00%
            6................................................. 5.00%
            7................................................. 0.00%

(2)This charge will never exceed 2% of the amount disbursed or transferred.

(3)Unless you specify otherwise, this charge will be deducted from the amount you request.

(4)A portion of this charge is for providing the standard death benefit.



EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). For a complete description of portfolio charges and expenses, please see the prospectus for each Trust.


The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. The examples use an average annual administrative charge based on charges paid in 2012, which results in an estimated annual charge of 0.0295% of contract value.


The guaranteed interest option is not covered by the fee table and examples. However, the annual administrative charge, the withdrawal charge, the third-party transfer or exchange charge, and the charge if you elect a Variable Immediate Annuity payout option do apply to the guaranteed interest option.

These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) maximum contract charges rather than the lower current expenses discussed in "Charges and expenses" later in this prospectus (except the annual administrative charge which is described above); (ii) the total annual expenses of the portfolios (before expense limitations) set forth in the previous tables; (iii) that the ratcheted death benefit has been elected; and
(iv) there is no waiver of the withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


---------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   portfolios                       $4,182   $8,255    $10,059  $11,299   $3,843 $8,104  $9,993  $11,299
---------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   portfolios                       $  741   $1,222    $ 1,731  $ 2,460   $  216 $  667  $1,144  $ 2,460
---------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix II at the end of this prospectus for information about the unit values and number of units outstanding as of the period shown for each of the variable investment options available as of December 31, 2012.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. The minimum additional contribution amount under our automatic investment program is $20. We discuss the automatic investment program under "About methods of payment" in "More information" later in this prospectus. The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. All ages in the table refer to the age of the annuitant named in the contract.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our right to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
WE RESERVE THE RIGHT TO CHANGE OUR CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS
AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS.
--------------------------------------------------------------------------------

See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. We currently do not accept any contribution if (i) the aggregate contributions under one or more EQUI-VEST(R) series, EQUI-VEST(R) At Retirement and At Retirement contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue) or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on criteria we determine.

--------------------------------------------------------------------------------
THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING
CONTRACT BENEFITS. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12-MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12-MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12-MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                 AVAILABLE FOR         MINIMUM              SOURCE OF            LIMITATIONS ON
 CONTRACT TYPE   ANNUITANT ISSUE AGES  CONTRIBUTIONS        CONTRIBUTIONS        CONTRIBUTIONS
-----------------------------------------------------------------------------------------------------
NQ               0 through 85          .   $25,000          .   After-tax money. .   Additional
                                           (initial)                                 contributions
                                                            .   Paid to us by        can be made up
                                       .   $50 (additional)     check or             to the later of
                                                                transfer of          attainment of
                                                                contract value       age 86 or the
                                                                in a tax             first contract
                                                                deferred             date
                                                                exchange under       anniversary.
                                                                Section 1035 of
                                                                the Internal
                                                                Revenue Code.

                                                            .   Paid to us by
                                                                an employer who
                                                                establishes a
                                                                payroll
                                                                deduction
                                                                program.
-----------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------
                 AVAILABLE FOR         MINIMUM              SOURCE OF            LIMITATIONS ON
 CONTRACT TYPE   ANNUITANT ISSUE AGES  CONTRIBUTIONS        CONTRIBUTIONS        CONTRIBUTIONS
-----------------------------------------------------------------------------------------------------
Traditional IRA  0 through 85          .   $25,000          Initial              .   Additional
                                           (initial)        contribution must        contributions
                                                            be any of the            (rollover or
                                       .   $50 (additional) following:               direct
                                                                                     transfer) may
                                                            .   Eligible             be made up to
                                                                rollover             the later of
                                                                distribution         attainment of
                                                                from 403(b)          age 86 or the
                                                                plan, qualified      first contract
                                                                plan or              date
                                                                governmental         anniversary.
                                                                employer 457(b)
                                                                plan.            .   Rollover and
                                                                                     direct transfer
                                                            .   Rollover from        contributions
                                                                another              after age
                                                                traditional          70 1/2 must be
                                                                individual           net of required
                                                                retirement           minimum
                                                                arrangement.         distributions.

                                                            .   Direct           .   Although we
                                                                custodian-to-        accept regular
                                                                custodian            IRA
                                                                transfer from        contributions
                                                                other                (limited to
                                                                traditional          $5,500) under
                                                                individual           traditional IRA
                                                                retirement           contracts, we
                                                                arrangement.         intend that
                                                                                     this contract
                                                            Additional               be used
                                                            contributions may        primarily for
                                                            also be:                 rollover and
                                                                                     direct transfer
                                                            .   "Regular"            contributions.
                                                                traditional IRA
                                                                contributions    .   No regular IRA
                                                                either made by       contributions
                                                                you or paid to       in the calendar
                                                                us by an             year you turn
                                                                employer who         age 70 1/2 and
                                                                establishes a        thereafter.
                                                                payroll
                                                                deduction        .   Additional
                                                                program.             catch-up
                                                                                     contributions
                                                            .   Additional           of up to $1,000
                                                                catch-up             per calendar
                                                                contributions.       year if the
                                                                                     owner is at
                                                                                     least age 50
                                                                                     but under age
                                                                                     70 1/2 at any
                                                                                     time during the
                                                                                     calendar year
                                                                                     for which the
                                                                                     contribution is
                                                                                     made.
-----------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR         MINIMUM              SOURCE OF            LIMITATIONS ON
 CONTRACT TYPE    ANNUITANT ISSUE AGES  CONTRIBUTIONS        CONTRIBUTIONS        CONTRIBUTIONS
------------------------------------------------------------------------------------------------------
Roth IRA          0 through 85          .   $25,000          Initial              .   Additional
                                            (initial)        contribution must        contributions
                                                             be any of the            can be made up
                                        .   $50 (additional) following:               to the later of
                                                                                      attainment of
                                                             .   Rollovers from       age 86 or the
                                                                 another Roth         first contract
                                                                 IRA.                 date
                                                                                      anniversary.
                                                             .   Rollovers from
                                                                 a "designated    .   Contributions
                                                                 Roth                 are subject to
                                                                 contribution         income limits
                                                                 account" under       and other tax
                                                                 specified            rules. See
                                                                 retirement           "Contributions
                                                                 plans.               to Roth IRAs --
                                                                                      Tax
                                                             .   Conversion           information"
                                                                 rollovers from       later in this
                                                                 a traditional        prospectus.
                                                                 IRA or other
                                                                 eligible         .   Although we
                                                                 retirement plan.     accept regular
                                                                                      Roth IRA
                                                             .   Direct               contributions
                                                                 transfers from       (limited to
                                                                 another Roth         $5,500), under
                                                                 IRA.                 the Roth IRA
                                                                                      contracts, we
                                                             Additional               intend that
                                                             contributions may        this contract
                                                             also be:                 be used
                                                                                      primarily for
                                                             .   Regular Roth         rollover and
                                                                 IRA                  direct transfer
                                                                 contributions        contributions.
                                                                 either made by
                                                                 you or paid to   .   Additional
                                                                 us by an             catch-up
                                                                 employer who         contributions
                                                                 establishes a        of up to $1,000
                                                                 payroll              per calendar
                                                                 deduction            year if the
                                                                 program.             owner is at
                                                                                      least age 50 at
                                                             .   Additional           any time during
                                                                 catch-up             the calendar
                                                                 contributions.       year for which
                                                                                      the
                                                                                      contribution is
                                                                                      made.
------------------------------------------------------------------------------------------------------
Inherited IRA     0 through 70          .   $25,000          .   Direct           .   Any additional
(traditional IRA                            (initial)            custodian-to-        contributions
or Roth IRA)                                                     custodian            must be from
                                        .   $1,000               transfers of         the same type
                                            (additional)         your interest        of IRA of the
                                                                 as death             same deceased
                                                                 beneficiary of       owner.
                                                                 the deceased
                                                                 owner's          .   No additional
                                                                 traditional          contributions
                                                                 individual           are permitted
                                                                 retirement           to Inherited
                                                                 arrangement or       IRA contracts
                                                                 Roth IRA to an       issued as a
                                                                 IRA of the same      Non-spousal
                                                                 type.                beneficiary
                                                                                      direct rollover
                                                             .   Non-spousal          from an
                                                                 beneficiary          Applicable Plan.
                                                                 direct rollover
                                                                 contributions
                                                                 may be made to
                                                                 an inherited
                                                                 IRA contract
                                                                 under specified
                                                                 circumstances
                                                                 from these
                                                                 "Applicable
                                                                 Plans":
                                                                 qualified
                                                                 plans, 403(b)
                                                                 plans and
                                                                 governmental
                                                                 employer 457(b)
                                                                 plans.
------------------------------------------------------------------------------------------------------

See "Tax information" later in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract, see "Dates and prices at which contract events occur" in "More information" later in this prospectus. Please review your contract for information on contribution limitations.

                        CONTRACT FEATURES AND BENEFITS

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under traditional and Roth IRA contracts, the owner and annuitant must be the same person. For owner and annuitant requirements for Inherited IRA, see "Inherited IRA beneficiary continuation contract" later in this prospectus.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars, and made payable to "AXA Equitable". We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, contract exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Additional contributions may also be made by wire transfer or our automatic investment program. The methods of payment are discussed in detail under "About other methods of payment" in "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the contribution. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

If additional contributions are permitted under the contract, generally, you may make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.

--------------------------------------------------------------------------------

OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR" IN "MORE INFORMATION" LATER IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the guaranteed interest option.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions and to limit the number of variable investment options you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio, if any. The chart below also shows the currently available portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The affiliated portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.

AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.


The AXA Allocation portfolios, the AXA Strategic Allocation portfolios and the All Assets portfolios offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation portfolios, the AXA Strategic Allocation portfolios and the All Assets portfolios by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation portfolios, the AXA Strategic Allocation portfolios and the All Assets portfolios than certain other portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the underlying portfolio prospectuses, the AXA Tactical Manager portfolios, the AXA Allocation portfolios, the AXA Strategic Allocation portfolios, the All Assets portfolios and certain other affiliated portfolios use futures and options to reduce the portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions.


The investment strategies of the portfolios are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. This approach, while reducing volatility, may also suppress the investment performance of your contract.


-----------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -
 CLASS B SHARES                                                              INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                               SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks to achieve long-term capital appreciation.        .   AXA Equitable Funds
  ALLOCATION/(1)/                                                                Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks to achieve a high level of current income.        .   AXA Equitable Funds
  ALLOCATION/(1)/                                                                Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA                  Seeks to achieve current income and growth of capital,  .   AXA Equitable Funds
  CONSERVATIVE-PLUS  with a greater emphasis on current income.                  Management Group, LLC
  ALLOCATION/(1)/
-----------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital appreciation and     .   AXA Equitable Funds
  ALLOCATION/(1)/    current income.                                             Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks to achieve long-term capital appreciation and     .   AXA Equitable Funds
  ALLOCATION/(1)/    current income, with a greater emphasis on capital          Management Group, LLC
                     appreciation.
-----------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -
 CLASS B SHARES                                                            INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                             SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an  .   AllianceBernstein L.P.
  AGGRESSIVE EQUITY  emphasis on risk-adjusted returns and managing        .   AXA Equitable Funds
                     volatility in the Portfolio.                              Management Group, LLC
                                                                           .   ClearBridge Investments,
                                                                               LLC
                                                                           .   GCIC US Ltd.
                                                                           .   Marsico Capital
                                                                               Management, LLC
                                                                           .   T. Rowe Price Associates,
                                                                               Inc.
                                                                           .   Westfield Capital
                                                                               Management Company, L.P.
---------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high current income     .   BlackRock Financial
  BOND               and capital appreciation, consistent with a prudent       Management, Inc.
                     level of risk.                                        .   Pacific Investment
                                                                               Management Company LLC
                                                                           .   SSgA Funds Management,
                                                                               Inc.
---------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an  .   AXA Equitable Funds
  INTERNATIONAL      emphasis on risk-adjusted returns and managing            Management Group, LLC
  EQUITY             volatility in the Portfolio.                          .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   EARNEST Partners, LLC
                                                                           .   J.P. Morgan Investment
                                                                               Management Inc.
                                                                           .   Marsico Capital
                                                                               Management, LLC
---------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an  .   AllianceBernstein L.P.
  CAP CORE EQUITY    emphasis on risk-adjusted returns and managing        .   AXA Equitable Funds
                     volatility in the Portfolio.                              Management Group, LLC
                                                                           .   Janus Capital Management,
                                                                               LLC
                                                                           .   Thornburg Investment
                                                                               Management, Inc.
---------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an  .   AllianceBernstein L.P.
  CAP VALUE          emphasis on risk-adjusted returns and managing        .   AXA Equitable Funds
                     volatility in the Portfolio.                              Management Group, LLC
                                                                           .   Institutional Capital LLC
                                                                           .   MFS Investment Management
---------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an  .   AllianceBernstein L.P.
  CAP GROWTH         emphasis on risk-adjusted returns and managing        .   AXA Equitable Funds
                     volatility in the Portfolio.                              Management Group, LLC
                                                                           .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   Franklin Advisers, Inc.
                                                                           .   Wellington Management
                                                                               Company, LLP
---------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an  .   AXA Equitable Funds
  CAP VALUE          emphasis on risk-adjusted returns and managing            Management Group, LLC
                     volatility in the Portfolio.                          .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   Diamond Hill Capital
                                                                               Management, Inc.
                                                                           .   Knightsbridge Asset
                                                                               Management, LLC
                                                                           .   Lord, Abbett & Co. LLC
---------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -                                                                    INVESTMENT MANAGER
 CLASS B SHARES                                                             (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME       OBJECTIVE                                             APPLICABLE)
----------------------------------------------------------------------------------------------------------
MULTIMANAGER          Seeks to achieve a high total return through a        .   Pacific Investment
  MULTI-SECTOR BOND   combination of current income and capital                 Management Company LLC
                      appreciation.                                         .   Post Advisory Group, LLC
                                                                            .   SSgA Funds Management,
                                                                                Inc.
----------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL    Seeks to achieve long-term growth of capital with an  .   AXA Equitable Funds
  CAP GROWTH          emphasis on risk-adjusted returns and managing            Management Group, LLC
                      volatility in the Portfolio.                          .   BlackRock Investment
                                                                                Management, LLC
                                                                            .   Lord, Abbett & Co. LLC.
                                                                            .   Morgan Stanley Investment
                                                                                Management Inc.
                                                                            .   NorthPointe Capital, LLC
----------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL    Seeks to achieve long-term growth of capital with an  .   AXA Equitable Funds
  CAP VALUE           emphasis on risk-adjusted returns and managing            Management Group, LLC
                      volatility in the Portfolio.                          .   BlackRock Investment
                                                                                Management, LLC
                                                                            .   Franklin Advisory
                                                                                Services, LLC
                                                                            .   Pacific Global Investment
                                                                                Management Company
----------------------------------------------------------------------------------------------------------
MULTIMANAGER          Seeks to achieve long-term growth of capital.         .   Allianz Global Investors
  TECHNOLOGY                                                                    US LLC
                                                                            .   AXA Equitable Funds
                                                                                Management Group, LLC
                                                                            .   SSgA Funds Management,
                                                                                Inc.
                                                                            .   Wellington Management
                                                                                Company, LLP
----------------------------------------------------------------------------------------------------------
TARGET 2015           Seeks the highest total return over time consistent   .   AXA Equitable Funds
  ALLOCATION          with its asset mix. Total return includes capital         Management Group, LLC
                      growth and income.
----------------------------------------------------------------------------------------------------------
TARGET 2025           Seeks the highest total return over time consistent   .   AXA Equitable Funds
  ALLOCATION          with its asset mix. Total return includes capital         Management Group, LLC
                      growth and income.
----------------------------------------------------------------------------------------------------------
TARGET 2035           Seeks the highest total return over time consistent   .   AXA Equitable Funds
  ALLOCATION          with its asset mix. Total return includes capital         Management Group, LLC
                      growth and income.
----------------------------------------------------------------------------------------------------------
TARGET 2045           Seeks the highest total return over time consistent   .   AXA Equitable Funds
  ALLOCATION          with its asset mix. Total return includes capital         Management Group, LLC
                      growth and income.
----------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                        INVESTMENT MANAGER
 CLASS IB SHARES                                                            (OR SUB-ADVISER(S),
 PORTFOLIO NAME       OBJECTIVE                                             AS APPLICABLE)
----------------------------------------------------------------------------------------------------------
ALL ASSET             Seeks long-term capital appreciation and current      .   AXA Equitable Funds
  AGGRESSIVE - ALT    income, with a greater emphasis on capital                Management Group, LLC
  25/(2)(3)/          appreciation.
----------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -    Seeks long-term capital appreciation and current      .   AXA Equitable Funds
  ALT 20/(3)/         income.                                                   Management Group, LLC
----------------------------------------------------------------------------------------------------------
ALL ASSET MODERATE    Seeks long-term capital appreciation and current      .   AXA Equitable Funds
  GROWTH - ALT        income, with a greater emphasis on current income.        Management Group, LLC
  15/(2)(3)/
----------------------------------------------------------------------------------------------------------
AXA BALANCED          Seeks long-term capital appreciation and current      .   AXA Equitable Funds
  STRATEGY            income                                                    Management Group, LLC
----------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                              INVESTMENT MANAGER
 CLASS IB SHARES                                                                  (OR SUB-ADVISER(S),
 PORTFOLIO NAME                        OBJECTIVE                                  AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH STRATEGY       Seeks current income and growth of         .   AXA Equitable Funds
                                       capital, with a greater emphasis on            Management Group, LLC
                                       current income.
----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY              Seeks a high level of current income.      .   AXA Equitable Funds
                                                                                      Management Group, LLC
----------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY           Seeks long-term capital appreciation and   .   AXA Equitable Funds
                                       current income, with a greater emphasis        Management Group, LLC
                                       on current income.
----------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400               Seeks to achieve long-term growth of       .   AllianceBernstein L.P.
                                       capital with an emphasis on risk-adjusted  .   AXA Equitable Funds
                                       returns and managing volatility in the         Management Group, LLC
                                       Portfolio.
                                                                                  .   BlackRock Investment
                                                                                      Management, LLC
----------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500               Seeks to achieve long-term growth of       .   AllianceBernstein L.P.
                                       capital with an emphasis on risk-adjusted  .   AXA Equitable Funds
                                       returns and managing volatility in the         Management Group, LLC
                                       Portfolio.
                                                                                  .   BlackRock Investment
                                                                                      Management, LLC
----------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000              Seeks to achieve long-term growth of       .   AllianceBernstein L.P.
                                       capital with an emphasis on risk-adjusted  .   AXA Equitable Funds
                                       returns and managing volatility in the         Management Group, LLC
                                       Portfolio.
                                                                                  .   BlackRock Investment
                                                                                      Management, LLC
----------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER INTERNATIONAL     Seeks to achieve long-term growth of       .   AllianceBernstein L.P.
                                       capital with an emphasis on risk-adjusted  .   AXA Equitable Funds
                                       returns and managing volatility in the         Management Group, LLC
                                       Portfolio.
                                                                                  .   BlackRock Investment
                                                                                      Management, LLC
----------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH    Seeks to achieve total return from long-   .   AllianceBernstein L.P.
  STRATEGIES                           term growth of capital and income.
----------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH  Seeks to achieve long-term growth of       .   AllianceBernstein L.P.
                                       capital.
----------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE   Seeks to achieve long-term total return    .   AXA Equitable Funds
                                       with an emphasis on risk-adjusted returns      Management Group, LLC
                                       and managing volatility in the Portfolio.  .   BlackRock Investment
                                                                                      Management, LLC
                                                                                  .   Franklin Advisory
                                                                                      Services, LLC
----------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY        Seeks to achieve capital appreciation and  .   BlackRock Investment
                                       secondarily, income.                           Management, LLC
----------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME       Seeks a combination of growth and income   .   Boston Advisors, LLC
                                       to achieve an above-average and
                                       consistent total return.
----------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE        Seeks to achieve long-term capital         .   Calvert Investment
                                       appreciation.                                  Management Inc.
----------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH           Seeks to achieve long-term growth of       .   Capital Guardian Trust
                                       capital.                                       Company
----------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                               INVESTMENT MANAGER
 CLASS IB SHARES                                                                   (OR SUB-ADVISER(S),
 PORTFOLIO NAME                        OBJECTIVE                                   AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX                  Seeks to achieve a total return before      .   AllianceBernstein L.P.
                                       expenses that approximates the total
                                       return performance of the Russell 3000
                                       Index, including reinvestment of
                                       dividends, at a risk level consistent with
                                       that of the Russell 3000 Index.
-----------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX                     Seeks to achieve a total return before      .   AXA Equitable Funds
                                       expenses that approximates the total            Management Group, LLC
                                       return performance of the Barclays          .   SSgA Funds Management,
                                       Intermediate U.S. Government/Credit             Inc.
                                       Index, including reinvestment of
                                       dividends, at a risk level consistent with
                                       that of the Barclays Intermediate U.S.
                                       Government/Credit Index.
-----------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE              Seeks to achieve long-term growth of        .   Davis Selected Advisers,
                                       capital.                                        L.P.
-----------------------------------------------------------------------------------------------------------------
EQ/EMERGING MARKETS EQUITY PLUS/(2)/   Seeks to achieve long-term growth of        .   AllianceBernstein L.P.
                                       capital.                                    .   AXA Equitable Funds
                                                                                       Management Group, LLC
                                                                                   .   EARNEST Partners, LLC
-----------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX                    Seeks to achieve a total return before      .   AllianceBernstein L.P.
                                       expenses that approximates the total
                                       return performance of the S&P 500 Index,
                                       including reinvestment of dividends, at a
                                       risk level consistent with that of the S&P
                                       500 Index.
-----------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS                  Seeks to achieve long-term growth of        .   AXA Equitable Funds
                                       capital with an emphasis on risk-adjusted       Management Group, LLC
                                       returns and managing volatility in the      .   BlackRock Capital
                                       Portfolio.                                      Management, Inc.
                                                                                   .   BlackRock Investment
                                                                                       Management, LLC
-----------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED              Seeks to maximize income while              .   AXA Equitable Funds
                                       maintaining prospects for capital               Management Group, LLC
                                       appreciation with an emphasis on risk-      .   BlackRock Investment
                                       adjusted returns and managing volatility        Management, LLC
                                       in the Portfolio.                           .   Franklin Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON ALLOCATION       Primarily seeks capital appreciation and    .   AXA Equitable Funds
                                       secondarily seeks income.                       Management Group, LLC
-----------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND ACQUISITIONS      Seeks to achieve capital appreciation.      .   GAMCO Asset Management,
                                                                                       Inc.
-----------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY VALUE           Seeks to maximize capital appreciation.     .   GAMCO Asset Management,
                                                                                       Inc.
-----------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS                    Seeks to achieve capital growth and         .   AXA Equitable Funds
                                       current income.                                 Management Group, LLC
                                                                                   .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   First International
                                                                                       Advisors, LLC
                                                                                   .   Wells Capital Management,
                                                                                       Inc.
-----------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                         INVESTMENT MANAGER
 CLASS IB SHARES                                                             (OR SUB-ADVISER(S),
 PORTFOLIO NAME                  OBJECTIVE                                   AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY    Seeks to achieve long-term capital          .   AXA Equitable Funds
                                 appreciation with an emphasis on risk-          Management Group, LLC
                                 adjusted returns and managing volatility    .   BlackRock Investment
                                 in the Portfolio.                               Management, LLC
                                                                             .   Morgan Stanley Investment
                                                                                 Management Inc.
-----------------------------------------------------------------------------------------------------------
EQ/HIGH YIELD BOND/(2)/          Seeks to maximize current income.           .   AXA Equitable Funds
                                                                                 Management Group, LLC
                                                                             .   AXA Investment Managers,
                                                                                 Inc.
-----------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND  Seeks to achieve a total return before      .   AXA Equitable Funds
                                 expenses that approximates the total            Management Group, LLC
                                 return performance of the Barclays          .   SSgA Funds Management,
                                 Intermediate U.S. Government Bond               Inc.
                                 Index, including reinvestment of
                                 dividends, at a risk level consistent with
                                 that of the Barclays Intermediate U.S.
                                 Government Bond Index.
-----------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS       Seeks to achieve long-term growth of        .   AXA Equitable Funds
                                 capital with an emphasis on risk-adjusted       Management Group, LLC
                                 returns and managing volatility in the      .   BlackRock Investment
                                 Portfolio.                                      Management, LLC
                                                                             .   Hirayama Investments, LLC
                                                                             .   WHV Investment Management
-----------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX    Seeks to achieve a total return (before     .   AllianceBernstein L.P.
                                 expenses) that approximates the total
                                 return performance of a composite index
                                 comprised of 40% DJ EURO STOXX 50
                                 Index, 25% FTSE 100 Index, 25% TOPIX
                                 Index, and 10% S&P/ASX 200 Index,
                                 including reinvestment of dividends, at a
                                 risk level consistent with that of the
                                 composite index.
-----------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE PLUS      Seeks to provide current income and long-   .   AXA Equitable Funds
                                 term growth of income, accompanied by           Management Group, LLC
                                 growth of capital with an emphasis on       .   BlackRock Investment
                                 risk-adjusted returns and managing              Management, LLC
                                 volatility in the Portfolio.                .   Northern Cross, LLC
-----------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES  Seeks to achieve long-term capital          .   J.P. Morgan Investment
                                 appreciation.                                   Management Inc.
-----------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS           Seeks to achieve long-term growth of        .   AXA Equitable Funds
                                 capital with an emphasis on risk-adjusted       Management Group, LLC
                                 returns and managing volatility in the      .   BlackRock Investment
                                 Portfolio.                                      Management, LLC
                                                                             .   Institutional Capital LLC
-----------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX        Seeks to achieve a total return before      .   AllianceBernstein L.P.
                                 expenses that approximates the total
                                 return performance of the Russell 1000
                                 Growth Index, including reinvestment of
                                 dividends at a risk level consistent with
                                 that of the Russell 1000 Growth Index.
-----------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                          INVESTMENT MANAGER
 CLASS IB SHARES                                                              (OR SUB-ADVISER(S),
 PORTFOLIO NAME                   OBJECTIVE                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS          Seeks to provide long-term capital growth   .   AXA Equitable Funds
                                  with an emphasis on risk-adjusted returns       Management Group, LLC
                                  and managing volatility in the Portfolio.   .   BlackRock Investment
                                                                                  Management, LLC
                                                                              .   Marsico Capital
                                                                                  Management, LLC
------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX          Seeks to achieve a total return before      .   SSgA Funds Management,
                                  expenses that approximates the total            Inc.
                                  return performance of the Russell 1000
                                  Value Index, including reinvestment of
                                  dividends, at a risk level consistent with
                                  that of the Russell 1000 Value Index.
------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS           Seeks to achieve long-term growth of        .   AllianceBernstein L.P.
                                  capital with an emphasis on risk-adjusted   .   AXA Equitable Funds
                                  returns and managing volatility in the          Management Group, LLC
                                  Portfolio.
------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP CORE     Seeks to achieve capital appreciation and   .   Lord Abbett & Co. LLC
                                  growth of income with reasonable risk.
------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL GROWTH       Seeks to achieve capital appreciation.      .   Massachusetts Financial
                                                                                  Services Company d/b/a
                                                                                  MFS Investment Management
------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                  Seeks to achieve a total return before      .   SSgA Funds Management,
                                  expenses that approximates the total            Inc.
                                  return performance of the S&P Mid Cap
                                  400 Index, including reinvestment of
                                  dividends, at a risk level consistent with
                                  that of the S&P Mid Cap 400 Index.
------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS             Seeks to achieve long-term capital          .   AXA Equitable Funds
                                  appreciation with an emphasis on risk-          Management Group, LLC
                                  adjusted returns and managing volatility    .   BlackRock Investment
                                  in the Portfolio.                               Management, LLC
                                                                              .   Wellington Management
                                                                                  Company, LLP
------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                   Seeks to obtain a high level of current     .   The Dreyfus Corporation
                                  income, preserve its assets and maintain
                                  liquidity.
------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL GROWTH       Seeks to achieve capital appreciation.      .   Montag & Caldwell, LLC
------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP GROWTH  Seeks to achieve capital growth.            .   Morgan Stanley Investment
                                                                                  Management Inc.
------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY        Seeks to achieve capital appreciation,      .   AXA Equitable Funds
                                  which may occasionally be short-term,           Management Group, LLC
                                  with an emphasis on risk-adjusted returns   .   BlackRock Investment
                                  and managing volatility in the Portfolio.       Management, LLC
                                                                              .   Franklin Mutual Advisers,
                                                                                  LLC
------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL             Seeks to achieve capital appreciation.      .   OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------
EQ/PIMCO GLOBAL REAL RETURN/(2)/  Seeks to achieve maximum real return,       .   Pacific Investment
                                  consistent with preservation of capital         Management Company, LLC
                                  and prudent investment management.
------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -                                                                INVESTMENT MANAGER
 CLASS IB SHARES                                                                    (OR SUB-ADVISER(S),
 PORTFOLIO NAME                          OBJECTIVE                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND                Seeks to generate a return in excess of    .   Pacific Investment
                                         traditional money market products while        Management Company, LLC
                                         maintaining an emphasis on preservation
                                         of capital and liquidity.
------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS                     Seeks to achieve high current income       .   AllianceBernstein L.P.
                                         consistent with moderate risk to capital.
------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX                   Seeks to replicate as closely as possible  .   AllianceBernstein L.P.
                                         (before expenses) the total return of the
                                         Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK            Seeks to achieve long-term capital         .   T. Rowe Price Associates,
                                         appreciation and secondarily, income.          Inc.
------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY               Seeks to achieve long-term capital growth  .   AXA Equitable Funds
                                         with an emphasis on risk-adjusted returns      Management Group, LLC
                                         and managing volatility in the Portfolio.  .   BlackRock Investment
                                                                                        Management, LLC
                                                                                    .   Templeton Investment
                                                                                        Counsel, LLC
------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME                 Seeks to achieve total return through      .   UBS Global Asset
                                         capital appreciation with income as a          Management (Americas) Inc.
                                         secondary consideration.
------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK                   Seeks to achieve capital growth and        .   Invesco Advisers, Inc.
                                         income.
------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA GROWTH              Seeks to achieve long-term capital         .   Wells Capital Management,
                                         growth.                                        Inc.
------------------------------------------------------------------------------------------------------------------
 AIM VARIABLE INSURANCE FUNDS
 (INVESCO VARIABLE INSURANCE
 FUNDS) - SERIES II                                                                 INVESTMENT MANAGER (OR
 PORTFOLIO NAME                          OBJECTIVE                                  SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL ESTATE FUND     The fund's investment objective is total   .   Invesco Advisers, Inc.
                                         return through growth of capital and       .   Invesco Asset Management
                                         current income.                                Limited
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD FUND             The fund's investment objective is total   .   Invesco Advisers, Inc.
                                         return comprised of current income and
                                         capital appreciation.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND   The fund's investment objective is long-   .   Invesco Advisers, Inc.
                                         term growth of capital.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND    The fund's investment objective is long-   .   Invesco Advisers, Inc.
                                         term growth of capital.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY FUND       The fund's investment objective is long-   .   Invesco Advisers, Inc.
                                         term growth of capital.
------------------------------------------------------------------------------------------------------------------
                                                                                    INVESTMENT MANAGER
 AMERICAN FUNDS INSURANCE SERIES(R)                                                 (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME -- CLASS 4 SHARES        OBJECTIVE                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------
BOND FUND/SM(2)/                         The fund's investment objective is to      .   Capital Research and
                                         provide as high a level of current income      Management Company,
                                         as is consistent with the preservation of
                                         capital.
------------------------------------------------------------------------------------------------------------------
 FIDELITY(R) VARIABLE INSURANCE
 PRODUCT (VIP) - SERVICE CLASS 2                                                    INVESTMENT MANAGER (OR
 PORTFOLIO NAME                          OBJECTIVE                                  SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO  Seeks long-term capital appreciation.      .   Fidelity Management and
                                                                                        Research Company (FMR)

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------
 GOLDMAN SACHS
 VARIABLE INSURANCE
 TRUST - SERVICE
 SHARES PORTFOLIO                                           INVESTMENT MANAGER (OR
 NAME                OBJECTIVE                              SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT    Seeks long-term capital appreciation.  .   Goldman Sachs Asset
  MID CAP VALUE FUND                                            Management, L.P.

-------------------------------------------------------------------------------------------------------------------------
 IVY FUNDS VARIABLE
 INSURANCE PORTFOLIOS PORTFOLIO                                                            INVESTMENT MANAGER (OR
 NAME                            OBJECTIVE                                                 SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY             To seek to provide capital growth and appreciation.       .   Waddell & Reed Investment
                                                                                               Management Company
                                                                                               (WRIMCO)
-------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH               To seek to provide total return through a combination of  .   Waddell & Reed Investment
  INCOME                         high current income and capital appreciation.                 Management Company
                                                                                               (WRIMCO)
-------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID                To seek to provide growth of capital.                     .   Waddell & Reed Investment
  CAP GROWTH                                                                                   Management Company
                                                                                               (WRIMCO)
-------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL              To seek to provide growth of capital.                     .   Waddell & Reed Investment
  CAP GROWTH                                                                                   Management Company
                                                                                               (WRIMCO)

------------------------------------------------------------------------------------------
 LAZARD RETIREMENT
 SERIES,
 INC. - SERVICE
 SHARES PORTFOLIO                                           INVESTMENT MANAGER (OR
 NAME                OBJECTIVE                              SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------
LAZARD RETIREMENT    Seeks long-term capital appreciation.  .   Lazard Asset Management
  EMERGING MARKETS                                              LLC
  EQUITY PORTFOLIO

-------------------------------------------------------------------------------------------------------------
 MFS(R) VARIABLE
 INSURANCE
 TRUSTS - SERVICE
 CLASS PORTFOLIO                                                               INVESTMENT MANAGER (OR
 NAME                OBJECTIVE                                                 SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------
MFS(R)               The fund's investment objective is to seek capital        .   Massachusetts Financial
  INTERNATIONAL      appreciation.                                                 Services Company
  VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS     The fund's investment objective is to seek capital        .   Massachusetts Financial
  GROWTH STOCK       appreciation.                                                 Services Company
  SERIES
-------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS     The fund's investment objective is to seek capital        .   Massachusetts Financial
  TRUST SERIES       appreciation.                                                 Services Company
-------------------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY    The fund's investment objective is to seek capital        .   Massachusetts Financial
  PORTFOLIO          appreciation.                                                 Services Company
-------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES     The fund's investment objective is to seek total return.  .   Massachusetts Financial
  SERIES                                                                           Services Company

------------------------------------------------------------------------------------------------------
 VAN ECK VIP TRUST
 - S                                                                    INVESTMENT MANAGER
 CLASS PORTFOLIO                                                        (OR SUB-ADVISER(S), AS
 NAME                OBJECTIVE                                          APPLICABLE)
------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL   Seeks long-term capital appreciation by investing  .   Van Eck Associates
  HARD ASSETS FUND   primarily in "hard asset" securities. Income is a      Corporation
                     secondary consideration.
------------------------------------------------------------------------------------------------------


(1)The "AXA Allocation" portfolios.
(2)These new variable investment options will be available on or about May 20, 2013, subject to Regulatory approval. Please see "Portfolios of the Trusts" later in this prospectus for more information on these new variable investment options.
(3)Also referred to as "All Asset" variable investment option in this prospectus.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT (800) 628-6673.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the annual minimum guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.


The annual minimum guaranteed interest rate for 2013 ranges from 1.00% to 3.00%. Depending on the year and the state where your contract is issued, the lifetime minimum guaranteed interest rate ranges from 1.00% to 3.00%. The lifetime minimum guaranteed interest rate is shown in your contract. The annual minimum guaranteed interest rate will never be less than the lifetime minimum guaranteed interest rate. Current rates will never be less than the annual minimum guaranteed interest rate. Check with your financial professional as to which rate applies in your state.


SELECTING YOUR INVESTMENT METHOD

You must choose one of the following methods for selecting your investment options:

..   MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

..   MAXIMUM TRANSFER FLEXIBILITY. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart and no transfer restrictions will apply.

..   TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT
    METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. For example, if you elect the "Maximum investment options choice" method, for a limited time there will be no restrictions on the amount you can transfer out of the guaranteed interest option listed in group "A." If you elect the "Maximum transfer flexibility" method, for a limited time you will be able to use the fixed income variable investment options listed in group "B".

We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if you elect the "Maximum investment options choice" method, limits on transfers out of the guaranteed interest option will again apply. If you elect the "Maximum transfer flexibility" method, you will no longer be permitted to allocate contributions to or transfer amounts into the variable investment options in group "B" (including through our rebalancing program). However, amounts that are in any investment options that are not available under "Maximum transfer flexibility" can remain in these options.


-------------------------------------------------------------------------------------------------
 INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
                                               A
-------------------------------------------------------------------------------------------------
.. Guaranteed Interest Option
-------------------------------------------------------------------------------------------------
 DOMESTIC STOCKS
-------------------------------------------------------------------------------------------------
.. AXA Aggressive Allocation                      . EQ/Morgan Stanley Mid Cap Growth
.. AXA Moderate-Plus Allocation                   . EQ/Mutual Large Cap Equity
.. AXA Moderate Growth Strategy                   . EQ/Small Company Index
.. AXA Tactical Manager 400                       . EQ/T. Rowe Price Growth Stock
.. AXA Tactical Manager 500                       . EQ/Templeton Global Equity
.. AXA Tactical Manager 2000                      . EQ/UBS Growth and Income
.. EQ/AllianceBernstein Dynamic Wealth            . EQ/Van Kampen Comstock
  Strategies                                     . EQ/Wells Fargo Omega Growth
.. EQ/AllianceBernstein Small Cap Growth          . Fidelity(R) VIP Contrafund(R)
.. EQ/AXA Franklin Small Cap Value Core           . Goldman Sachs VIT Mid Cap Value
.. EQ/BlackRock Basic Value Equity                . Invesco V.I. Mid Cap Core Equity
.. EQ/Boston Advisors Equity Income               . Invesco V.I. Small Cap Equity
.. EQ/Calvert Socially Responsible                . Ivy Funds VIP Energy
.. EQ/Capital Guardian Research                   . Ivy Funds VIP Mid Cap Growth
.. EQ/Common Stock Index                          . Ivy Funds VIP Small Cap Growth
.. EQ/Davis New York Venture                      . MFS(R) Investors Growth Stock
.. EQ/Equity 500 Index                            . MFS(R) Investors Trust
.. EQ/Equity Growth PLUS                          . MFS(R) Technology
.. EQ/Franklin Templeton Allocation               . MFS(R) Utilities
.. EQ/GAMCO Mergers and Acquisitions              . Multimanager Aggressive Equity
.. EQ/GAMCO Small Company Value                   . Multimanager Large Cap Core Equity
.. EQ/JPMorgan Value Opportunities                . Multimanager Large Cap Value
.. EQ/Large Cap Core PLUS                         . Multimanager Mid Cap Growth
.. EQ/Large Cap Growth Index                      . Multimanager Mid Cap Value
.. EQ/Large Cap Growth PLUS                       . Multimanager Small Cap Growth
.. EQ/Large Cap Value Index                       . Multimanager Small Cap Value
.. EQ/Large Cap Value PLUS                        . Multimanager Technology
.. EQ/Lord Abbett Large Cap Core                  . Target 2015 Allocation
.. EQ/Mid Cap Index                               . Target 2025 Allocation
.. EQ/Mid Cap Value PLUS                          . Target 2035 Allocation
.. EQ/Montag & Caldwell Growth                    . Target 2045 Allocation
                                                 . Van Eck VIP Global Hard Assets
-------------------------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
-------------------------------------------------------------------------------------------------
.. AXA Tactical Manager International             . EQ/Oppenheimer Global
.. EQ/BlackRock International Value               . Invesco V.I. Global Real Estate
.. EQ/Emerging Markets Equity PLUS                . Invesco V.I. International Growth
.. EQ/Global Multi-Sector Equity                  . Lazard Retirement Emerging Markets Equity
.. EQ/International Equity Index                  . MFS(R) International Value
.. EQ/International Value PLUS                    . Multimanager International Equity
.. EQ/MFS International Growth
-------------------------------------------------------------------------------------------------
 BALANCED/HYBRID
-------------------------------------------------------------------------------------------------
.. All Asset Aggressive - Alt 25                  . AXA Balanced Strategy
.. All Asset Growth - Alt 20                      . AXA Moderate Allocation
.. All Asset Moderate Growth - Alt 15
-------------------------------------------------------------------------------------------------
                                               B
-------------------------------------------------------------------------------------------------
 FIXED INCOME
-------------------------------------------------------------------------------------------------
.. American Funds Insurance Services(R) BondSM    . EQ/Intermediate Government Bond
.. AXA Conservative Allocation                    . EQ/Money Market
.. AXA Conservative-Plus Allocation               . EQ/PIMCO Global Real Return
.. AXA Conservative Growth Strategy               . EQ/PIMCO Ultra Short Bond
.. AXA Conservative Strategy                      . EQ/Quality Bond PLUS
.. EQ/Core Bond Index                             . Invesco V.I. High Yield
.. EQ/Franklin Core Balanced                      . Ivy Funds VIP High Income
.. EQ/Global Bond PLUS                            . Multimanager Core Bond
.. EQ/High Yield Bond                             . Multimanager Multi-Sector Bond
-------------------------------------------------------------------------------------------------


The Target Allocation investment options are expected to invest more heavily in fixed income securities as they approach their respective target dates, and thereafter. As each Target Allocation investment option reaches its respective target date, we reserve the right to make

                        CONTRACT FEATURES AND BENEFITS
it a group "B" investment option. Please note that if you select the" Maximum transfer flexibility" method, and you allocate any contributions or account value to any of the Target Allocation investment options, you will be deemed to have changed to the "maximum investment option choice" method. This change to your investment method will occur when you change your allocation instruction to include a Target Allocation investment option or when you make a transfer to a Target Allocation investment option that has been reassigned. We will notify you of this change in writing. Please note that if this occurs, the number of variable investment options available to you will increase. In other words, the "B" investment options will be available to you. However, your ability to transfer out of the guaranteed interest option will be limited.

If you select the "maximum transfer flexibility" method but have not included any of the Target Allocation investment options among your allocations, you will not be changed to the alternate method but those options will no longer be available to you.

You may choose from any of the investment options available under your investment method. In all cases, if any of the options listed in B in the chart referenced above are selected, you will be subject to the restrictions on transfers out of the guaranteed interest option that apply under the maximum investment options choice investment method.

ALLOCATING YOUR CONTRIBUTIONS

Once you have made your investment method choice, you may allocate your contributions to one or more, or all, of the investment options that you have chosen, subject to any restrictions under the investment method you chose. Also, you are restricted as to the amounts you can allocate to the guaranteed interest option.

If your initial contribution is $100,000 or less, no more than 25% of such initial contribution and any additional contributions may be allocated to the guaranteed interest option. If at some future point in time, your account value is greater than $100,000, you will need to send us new allocation instructions in order to be permitted to allocate more than 25% (but no more than 50%) of any additional contributions to the guaranteed interest option.

If your initial contribution is more than $100,000, no more than 50% of such initial contribution and any additional contributions may be allocated to the guaranteed interest option. If at some future point in time, you send us new allocation instructions, and your account value is $100,000 or less at that time, you will be permitted to allocate no more than 25% of additional contributions to the guaranteed interest option. In order to make these determinations with respect to additional contributions, we look to your account value as of the end of the prior business day.

Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. We discuss account value in "Determining your contract's value" later in this prospectus.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.

For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, or interest). For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions, without interest. For an IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see Appendix III for any state variations.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrender of your contract to receive its cash value" later in this prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this prospectus.

DEATH BENEFIT

Your contract provides a death benefit. If you do not elect the ratcheted death benefit described below, the death benefit is equal to the greater of (i) the account value as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment and (ii) the "standard death benefit." The standard death benefit is equal to your total contributions, adjusted for withdrawals and any withdrawal charges, and any taxes that apply. Each withdrawal you make will reduce the amount of your current standard death benefit on a pro rata basis, in the same manner as described under "Ratcheted death benefit" below.


If your surviving spouse rolls the death benefit proceeds over into a contract issued by us, the death proceeds will remain invested in this contract until your spouse's contract is issued and the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. The amount of

                        CONTRACT FEATURES AND BENEFITS
the death benefit will be calculated to equal the greater of (i) your account value as of the date that your spouse's contract is issued, (ii) the "standard death benefit" as of the date of your death, or if you elected the ratcheted death benefit, the ratcheted death benefit value on the date of your death. This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.


If you elect the ratcheted death benefit, the death benefit is equal to the greater of:

(a)your account value as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payments and

(b)the ratcheted death benefit on the date of the annuitant's death, less any subsequent withdrawals, withdrawal charges and taxes that apply.

RATCHETED DEATH BENEFIT

For an additional fee, you may elect the ratcheted death benefit. On the contract date, your ratcheted death benefit equals your initial contribution. Then, on each third contract date anniversary, until the annuitant is age 85, we will determine your ratcheted death benefit by comparing your current ratcheted death benefit to your account value on that third contract date anniversary. If your account value is higher than your ratcheted death benefit, we will increase your ratcheted death benefit to equal your account value. On the other hand, if your account value on the third contract date anniversary is less than your ratcheted death benefit, we will not adjust your ratcheted death benefit either up or down.

If you make additional contributions, we will increase your current ratcheted death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your death benefit on the date you take the withdrawal.

Each withdrawal you make will reduce the amount of your current ratcheted death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current ratcheted death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your ratcheted death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new ratcheted death benefit after the withdrawal would be $24,000 ($40,000 - $16,000). You may only elect the ratcheted death benefit at the time you apply for a contract if the annuitant is not older than age 75 when the contract is issued. Once you elect this benefit, you may not cancel it as long as the contract is in effect.

See Appendix I at the end of this prospectus for an example of how we calculate the death benefit.


Before purchasing the ratcheted death benefit for your IRA contract, you and your tax adviser should carefully consider the following. If you intend to satisfy your lifetime Required Minimum Distribution ("RMD") requirements which begin after age 70 1/2 for this contract by taking account-based withdrawals (as opposed to receiving annuity payments), you should know that under the terms of the annuity contract such withdrawals will reduce your ratcheted death benefit and may have the effect of eliminating your ability to utilize the entire benefit. Also, purchasing the ratcheted death benefit may increase the amount of RMDs you are required to withdraw under the tax rules if you elect withdrawals and not annuity payments. For more information see "Lifetime minimum distribution withdrawals" under "Withdrawing your account value" in "Accessing your money" and "Tax information" later in this prospectus.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS INTENDED TO PROVIDE OPTIONS TO BENEFICIARIES IN COMPLYING WITH FEDERAL INCOME TAX RULES. THERE ARE A NUMBER OF LIMITATIONS ON WHO CAN PURCHASE THE CONTRACT, HOW THE CONTRACT IS PURCHASED, AND THE FEATURES THAT ARE AVAILABLE UNDER THE CONTRACT. A PROSPECTIVE PURCHASER SHOULD SEEK TAX ADVICE BEFORE MAKING A DECISION TO PURCHASE THE CONTRACT.

We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity was not issued by AXA Equitable. The beneficiary may want to change the investments of the "original IRA" inherited from the now-deceased IRA owner, but must take post-death required minimum distribution ("RMD") payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option ("BCO") restricted to eligible beneficiaries of contracts issued by AXA Equitable. See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" under "Beneficiary continuation option" in "Payment of death benefit" later in this prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the existing arrangement before making any purchase decision. Finally, the contract may not be available in all states. Please speak with your financial professional for further information.

WHO CAN PURCHASE AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

..   beneficiaries of IRAs who are individuals ("IRA beneficiaries"); and

..   eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Non-spousal Applicable Plan beneficiaries"). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules which may not be offered under the Applicable Plan.

Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.

                        CONTRACT FEATURES AND BENEFITS

HOW AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS PURCHASED

IRA BENEFICIARY. A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original Roth IRA. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

NON-SPOUSAL APPLICABLE PLAN BENEFICIARY. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

LIMITATIONS ON CERTAIN FEATURES UNDER THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Since the contract is set up to make post-death RMD payments at least once a year, the contract is not suitable for beneficiaries who do not want to take payments from this contract every year. Beneficiaries who do not want to take scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract's focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY AN IRA BENEFICIARY

..   The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts (at least $25,000). See "How you can purchase and contribute to your contract" earlier in this section.

..   Any subsequent contribution must be at least $1,000 and must be a direct transfer of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

..   The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY A NON-SPOUSAL APPLICABLE PLAN BENEFICIARY

..   The initial contribution must be a direct rollover from the deceased plan participant's Applicable Plan and is subject to minimum contribution amounts (at least $25,000). See "How you can purchase and contribute to your contract" earlier in this section.

..   There are no subsequent contributions.

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

FEATURES OF THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT WHICH APPLY TO EITHER TYPE OF OWNER

..   The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An Inherited IRA beneficiary continuation contract is not available for annuitants over age 70.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described under "Withdrawal charge" in "Charges and expenses" later in this prospectus.

..   The following features mentioned in the prospectus are not available under the Inherited IRA beneficiary continuation contract: successor owner/annuitant, automatic investment program and systematic withdrawals.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to

                        CONTRACT FEATURES AND BENEFITS
   continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply. If you had elected the ratcheted death benefit, it will no longer be in effect and charges for such benefit will stop.

                        CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have in the variable investment options and (ii) guaranteed interest option. These amounts are subject to certain fees and charges discussed under "Charges and expenses" later in this prospectus.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less (i) any withdrawal charge that may apply and (ii) the total amount or a pro rata portion of the annual administrative charge. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions;

(ii)decreased to reflect a withdrawal (plus applicable withdrawal charges); or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of a variable investment option.

In addition, when we deduct the annual administrative charge, third-party transfer or exchange charge, or the ratcheted death benefit charge, we will reduce the number of units credited to your contract. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive this minimum transfer amount requirement.

..   If your account value as of the prior business day is $100,000 or less, transfers into the guaranteed interest option will not be permitted if it would result in more than 25% of your account value being in the guaranteed interest option.

..   If your account value as of the prior business day is more than $100,000, transfers into the guaranteed interest option will not be permitted if it would result in more than 50% of your account value being in the guaranteed interest option.

..   If you choose the maximum investment options choice method for selecting investment options (including if you have been deemed to have selected that method as a result of a Target Allocation investment option in which you are invested becoming a group "B" option as described under "Selecting your investment method" in "Contract features and benefits" earlier in this prospectus) the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is the greatest of (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior contract year; or (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior contract year; or (c) 25% of the amounts transferred or allocated to the guaranteed interest option during the current contract year.

Upon advance notice to you, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing or by telephone using TOPS or online using Online Account Access. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1)the contract number,

(2)the dollar amounts to be transferred, and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

"affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

AUTOMATIC TRANSFER OPTIONS

INVESTMENT SIMPLIFIER

Our Investment simplifier program allows you to choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both. If you elect to use rebalancing Option II (discussed below), you may not choose either of the investment simplifier options.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above.

INTEREST SWEEP. Under the interest sweep option, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

The fixed-dollar and the interest sweep options are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

..   Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

..   Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

..   Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.

REBALANCING YOUR ACCOUNT VALUE

Our rebalancing program offers two options that you can use to automatically reallocate your account value. Option I permits reallocation

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS among the variable investment options only and Option II permits reallocation among the variable investment options and the guaranteed interest option. To enroll in the asset rebalancing program, you must notify us in writing by completing our asset rebalancing form telling us:

(a)in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

(b)how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among the variable investment options (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Currently, we permit rebalancing of up to 20 investment options. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value" above in this section. The initial transfer under the rebalancing program (based on your account value as of the day before the program is established) is not permitted to cause the transfer restrictions to be violated, and any rebalancing election that would be a violation of the transfer restrictions will not be put into effect. However, if the program can be established, once it is in effect the transfer restrictions will be waived for the rebalancing transfers.

--------------------------------------------------------------------------------
REBALANCING DOES NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS. YOU SHOULD PERIODICALLY REVIEW YOUR ALLOCATION PERCENTAGES AS YOUR NEEDS CHANGE. YOU MAY WANT TO DISCUSS THE REBALANCING PROGRAM WITH YOUR FINANCIAL PROFESSIONAL AND/OR FINANCIAL ADVISER BEFORE ELECTING THE PROGRAM.
--------------------------------------------------------------------------------

To be eligible, you must have (i) at least $5,000 of account value in the variable investment options for Option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for Option II. We may waive this $5,000 requirement.

If you elect to use Option II, you may not choose either of the investment simplifier automatic options.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our processing office.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this prospectus.

METHOD OF WITHDRAWAL

-------------------------------------------------------------------
                                                         MINIMUM
             CONTRACT               PARTIAL SYSTEMATIC DISTRIBUTION
-------------------------------------------------------------------
NQ                                    Yes      Yes         No
-------------------------------------------------------------------
Traditional IRA                       Yes      Yes         Yes
-------------------------------------------------------------------
Roth IRA                              Yes      Yes         No
-------------------------------------------------------------------

PARTIAL WITHDRAWALS

(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time while the annuitant is living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves you with an account value of less than $500, we may treat it as a request to surrender the contract for its cash value. See "Surrender of your contract to receive its cash value" below.

Partial withdrawals in excess of the 15% free withdrawal amount may be subject to a withdrawal charge. See "15% free withdrawal amount" in "Charges and expenses" later in this prospectus.

SYSTEMATIC WITHDRAWALS

(ALL CONTRACTS EXCEPT INHERITED IRA)


You may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. If you do not select a date, your withdrawals will be made on the first business day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking or savings account.


You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options and/or the guaranteed interest option, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1)Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (without exhausting your values in those options). Once the requested amount is greater than your account value, the systematic withdrawal program will terminate.

(2)Pro rata from all of your variable investment options and the guaranteed interest option, in which you have value (until your account value is exhausted). Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

(3)You may specify a dollar amount from one variable investment option or the guaranteed interest option. If you choose this option and the value in the investment option drops below the requested withdrawal amount, the requested withdrawal amount will be taken on a pro rata basis from all remaining investment options in which you have value. Once the requested amount leaves you with an account value of less than $500, we will treat it as a request to surrender your contract.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 15% free withdrawal amount may be subject to a withdrawal charge.

LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS

(TRADITIONAL IRA CONTRACTS -- SEE "TAX INFORMATION" LATER IN THIS PROSPECTUS)

We offer our "required minimum distribution (RMD) automatic withdrawal option" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply if your withdrawal exceeds the free withdrawal amount. You may choose instead an annuity payout option. Before electing an account-based withdrawal option, please refer to "Required minimum distributions" under "Individual retirement arrangements ("IRAs")" in "Tax information" later in this prospectus. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals, which could increase the amount required to be withdrawn. For this purpose additional annuity contract benefits may include enhanced death benefits.

You may elect our RMD automatic withdrawal option in the year in which you reach age 70 1/2 or in any later year. To elect this option, you must have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. Currently, minimum distribution withdrawal payments will be made annually.

We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our RMD automatic withdrawal option.

                             ACCESSING YOUR MONEY

The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same contract year exceeds the 15% free withdrawal amount.

--------------------------------------------------------------------------------
WE WILL SEND TO TRADITIONAL IRA OWNERS A FORM OUTLINING THE MINIMUM
DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE
NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the investment options.

AUTOMATIC DEPOSIT SERVICE

If you are receiving Required Minimum Distribution payments from a traditional IRA contract, you may use our automatic deposit service.

Under this service we will automatically deposit the Required Minimum Distribution payment from your traditional IRA contract directly into an existing EQUI-VEST(R) NQ or Roth IRA or an existing EQUI-VEST(R) Express NQ or Roth IRA contract according to your allocation instructions. Please note that you must have compensation or earned income for the year of the contribution to make regular contributions to Roth IRAs. See "Tax information" later in this prospectus.

DEPOSIT OPTION FOR NQ CONTRACTS ONLY


If available, you may elect the deposit option for your benefit while you are alive, or for the benefit of your beneficiary.

If this option is available, proceeds from your NQ contract can be deposited with us for a period you select, but no longer than five years. We will hold the amounts in our general account. We will credit interest on the amounts at a guaranteed rate for the specified period using our then current rate for this option. We will pay out the interest on the amount deposited at least once each year.

If you elect this option for your benefit, you deposit the amount with us that you would otherwise apply to an annuity payout option. If you elect this option for your beneficiary before the annuitant's death, death benefit proceeds may be left on deposit with us subject to certain restrictions, instead of being paid out to the beneficiary.

Other restrictions apply to the deposit option. We may remove this payout option at any time. Your financial professional can provide more information about this option and whether it is available, or you may call our processing office.


SURRENDER OF YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus.

TERMINATION

We may terminate your contract and pay you the cash value if:

(1)your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

(2)you request a partial withdrawal that reduces your account value to an amount less than $500; or

(3)you have not made any contributions within 120 days from your contract date.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as EQUI-VEST(R) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your EQUI-VEST(R) contract and all its benefits will terminate and you will receive a supplemental payout annuity contract ("payout option") that provides for periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your EQUI-VEST(R) contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your EQUI-VEST(R) contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase

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                             ACCESSING YOUR MONEY
factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We may offer other payout options not outlined here. Your financial professional can provide details.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time.

ANNUITY PAYOUT OPTIONS

---------------------------------------------------------------------------------
Fixed annuity payout options             .   Life annuity
                                         .   Life annuity with period certain
                                         .   Life annuity with refund certain
                                         .   Period certain annuity
---------------------------------------------------------------------------------
Variable Immediate Annuity pay-out       .   Life annuity (not available in New
  options (as described in a separate        York)
  prospectus for this option)            .   Life annuity with period certain
                                         .   Life annuity with refund certain
                                         .   Period certain annuity
---------------------------------------------------------------------------------

..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

..   PERIOD CERTAIN ANNUITY: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of EQ Advisors Trust and AXA Premier VIP Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

PARTIAL ANNUITIZATION


Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the annuity payout options described here, but if you choose a period certain annuity payout, the certain period must be for 10 years or more. We require you to elect partial annuitization on the form we specify. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "Withdrawing your account value" above. See also the discussion of "Partial annuitization" under "Taxation of nonqualified annuities" in "Tax information."


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the EQUI-VEST(R) contract date. You can change the date your annuity payments are to

                             ACCESSING YOUR MONEY
begin any time before that date as long as you do not choose a date later than the 28th day of any month or later than your contract's maturity date. Your contract's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option.

The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday.

We will send you a notice with your contract statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within the 30 days following your maturity date, your contract will be annuitized automatically.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payments, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1)the amount applied to purchase the annuity;

(2)the type of annuity chosen, and whether it is fixed or variable;

(3)in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4)in certain instances, the sex of the annuitant(s).

The amount applied to provide the annuity payments will be (1) the account value for any life annuity form, or (2) the cash value for any annuity certain (an annuity form that does not guarantee payments for a person's lifetime) except that if the period certain is more than five years, the amount applied will be no less than 95% of the account value.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

Please see Appendix III later in this prospectus for state variations.

                             ACCESSING YOUR MONEY

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   A charge for other expenses

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On the last day of the contract year -- an annual administrative charge, if applicable

..   Charge for third-party transfer or exchange

..   Charges for certain optional charges

..   At the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge, if applicable

..   A ratcheted death benefit charge, if you elect the benefit

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. A variable immediate annuity administrative fee may also apply.

More information about these charges appears below.

We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

CHARGES UNDER THE CONTRACTS

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the standard death benefit. The daily charge is equivalent to an annual rate of 1.00% of the net assets in each variable investment option.

The mortality risk we assume is that annuitants (as a group) will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.

To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.

CHARGE FOR OTHER EXPENSES

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to an annual rate of 0.25% of net assets in each variable investment option.

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge of $50 from your account value on the last business day of each contract year. The charge is deducted pro rata from the variable investment options and the guaranteed interest option. Also, we will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. We deduct the charge if your account value on the last business day of the contract year is less than $100,000. If your account value on such date is $100,000 or more, we do not deduct the charge. See Appendix III for any state variations.

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any individually owned EQUI-VEST(R) contract/certificate having an account value that, when combined with the account value of other EQUI-VEST(R) contracts/certificates owned by the same person, exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to EQUI-VEST(R) contracts/certificates owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.

CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE


We impose a charge for making a direct transfer of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. In either case, we will deduct from your account value any withdrawal charge that applies and a charge of $65 for each direct transfer or exchange. This charge will never exceed 2% of the amount disbursed or transferred. We will deduct this charge and any withdrawal charge that applies from your account value.


WITHDRAWAL CHARGE

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The

                             CHARGES AND EXPENSES
amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.

The withdrawal charge equals a percentage of the contributions withdrawn attributable to contributions that have been in the contract less than six contract years as measured from the date of the withdrawal according to the following table:

----------------------------------------------------------
                  CONTRACT YEAR
----------------------------------------------------------
                               1   2   3   4   5   6   7
----------------------------------------------------------
Percentage of contribution     6%  6%  6%  6%  6%  5%  0%
----------------------------------------------------------

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and the guaranteed interest option.

In the case of surrenders, we will pay you the greater of the following up to a maximum of the account value:

..   the account value after any withdrawal charge has been imposed (cash value), or

..   the 15% free withdrawal amount plus the contributions made before the current and five prior contract years that have not been previously withdrawn, plus 94% of (a) the remaining account value, minus (b) any administrative fees.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, the federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this prospectus. In the case of contract surrender, the free withdrawal amount is taken into account when calculating the amount of the withdrawal.

We may reduce the withdrawal charge in order to comply with any state law requirement.

The withdrawal charge does not apply in the circumstances described below.

15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

DEATH OR PURCHASE OF ANNUITY. The withdrawal charge does not apply if:

..   the annuitant dies and a death benefit is payable to the beneficiary, or

..   we receive a properly completed election form providing for the entire account value to be used to buy a life contingent annuity.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii)The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is
     (a) approved by Medicare as a provider of skilled nursing care service, or
     (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, with respect to a contribution if the condition as described in (i), (ii) or (iii) above existed at the time the contribution was remitted, or if the condition began within the 12 month period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. See Appendix III for any state variations.

For traditional IRA and Roth IRA contracts, the withdrawal charge also does not apply:

..   after six contract years and the annuitant is at least age 59 1/2; or

..   if you request a refund of a contribution in excess of amounts allowed to be contributed under the federal income tax rules within one month of the date on which you made the contribution.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.



SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

                             CHARGES AND EXPENSES

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

OPTIONAL RATCHETED DEATH BENEFIT CHARGE

If you elect the optional ratcheted death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.15% of your account value on the contract date anniversary.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. See Appendix III for any state variations.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of a Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.

                             CHARGES AND EXPENSES

6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time while the contract is in force and the owner and annuitant are alive. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received at our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.

We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment. We describe the death benefit in "Contract features and benefits" earlier in this prospectus.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, if you are both the owner and the annuitant and your spouse is the sole primary beneficiary or the joint owner, the contract can be continued as discussed below under "Successor owner and annuitant." Only a spouse who is the sole primary beneficiary can be a successor owner/annuitant. The determination of spousal status is made under applicable state law; however, in the event of a conflict between federal and state law, we follow federal rules. A beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.

SUCCESSOR OWNER AND ANNUITANT. For all contracts, your spouse can elect upon your death to continue the contract as the owner/annuitant and no death benefit is payable until the surviving spouse's death.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the successor owner and annuitant feature, we will increase the account value to equal your ratcheted (or minimum) death benefit, if such death benefit is greater than such account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be withdrawn only after all other amounts have been withdrawn. The minimum death benefit will continue to apply. In determining whether the ratcheted death benefit, if elected, will continue to grow, and to determine if contributions are permitted we will use your surviving spouse's age as of the date the successor owner and annuitant feature is effected.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death for purposes of receiving federal tax law required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, we will automatically make the beneficiary you name to receive the death benefit upon the annuitant's death your successor owner. If you do not want this beneficiary also to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time while the contract is in force and the owner and annuitant are alive by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

..   The cash value of the contract must be fully paid to the successor owner
    (new owner) within five years after your death (or in a joint ownership situation, the death of the first owner to die).

..   The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

If the surviving spouse is the successor owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living. An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed under "Beneficiary continuation option" below. The account value must be distributed no later than 5 years after the spouse's death.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.

                           PAYMENT OF DEATH BENEFIT

If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "AXA Equitable Access Account," which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a draft is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY.

The beneficiary must elect this feature by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2 if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $25,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   The minimum death benefit or the ratcheted death benefit, if applicable under the contract, will no longer be in effect and the charge for the ratcheted death benefit will stop.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as the "inherited annuity," may only be elected when the NQ contract owner dies before the date annuity payments are to begin, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section.

This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

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                           PAYMENT OF DEATH BENEFIT

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Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and annuitant are the same person):

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The contract continues in your name for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $25,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   The minimum death benefit or the ratcheted death benefit, if applicable under your contract, will no longer be in effect and the charge for the ratcheted death benefit will stop.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time. See "Taxation of nonqualified annuities" in "Tax information" later in this prospectus.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary that he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If you are both the owner and annuitant:

..   As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value. The increase in account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   No withdrawal charges will apply to any withdrawals by the beneficiary.

If the owner and annuitant are not the same person:

..   If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

..   The account value will not be reset to the death benefit amount.

..   The withdrawal charge schedule and free withdrawal amount on the contract will continue to be applied to any withdrawal or surrender other than scheduled payments.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceeds the free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" earlier in this prospectus.

If a contract is jointly owned:

..   The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

..   If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" above.

..   If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" above.

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                           PAYMENT OF DEATH BENEFIT

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7. Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this prospectus, or a custodial or trusteed individual retirement account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the choice of death benefits, selection of variable investment options, provision of a guaranteed interest option and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from individual retirement annuity contracts. For this purpose, additional annuity contract benefits may include enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract, purchase additional features under this annuity contract or make additional contributions.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES



CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

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                                TAX INFORMATION

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Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PARTIAL ANNUITIZATION


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity pay-out, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the beneficiary continuation option the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies), using an IRS-approved distribution method.

We will report a life-contingent partial annuitization made to an owner under age 59 1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59 1/2.


ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income may have to pay an additional surtax of 3.8% for taxable years beginning after December 31, 2012. (This tax has been informally referred to as the "Medicare Tax".) For this purpose net investment income includes distributions from and payments under nonqualified


                                      45

                                TAX INFORMATION

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annuity contracts. The threshold amount of MAGI varies by filing status:
$200,000 for single filers; $250,000 for married taxpayers filing jointly and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account A. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account A. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account A, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a large number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account A.

INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   "traditional IRAs," typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans.

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. We offer the EQUI-VEST(R) contract in both traditional IRA and Roth IRA versions. We also offer an Inherited IRA version for payments of post-death required minimum distributions for each.

This prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contracts.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this prospectus. We do not guarantee or project growth in variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for an opinion letter from the IRS approving the forms of the EQUI-VEST(R) contract as a traditional or Roth IRA, respectively. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the EQUI-VEST(R) IRA contract (traditional IRA or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this prospectus. You can cancel an EQUI-VEST(R) Roth IRA contract issued as a result of a full or partial conversion of any EQUI-VEST(R) traditional IRA contract by following the instructions in the "EQUI-VEST(R) Roth IRA Re-Characterization Form." The form is available from our processing office or your financial professional. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Generally, individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

                                      46

                                TAX INFORMATION

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Because the minimum initial contribution AXA Equitable requires to purchase the contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, contracts must be purchased through a direct transfer contribution or rollover contribution.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS.


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the taxable year in which you reach age 70 1/2 or any taxable year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA.


SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is being made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for the taxable year up to the maximum amount discussed above under "Limits on contributions." That is, your fully deductible contribution can be up to $5,500, or if less, your earned income. The dollar limit is $6,500 for people eligible to make age 50-70 1/2 catch-up contributions.


IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) IS BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make FULLY DEDUCTIBLE contributions to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI FALLS WITHIN A PHASE-OUT RANGE, you can make PARTIALLY DEDUCTIBLE contributions to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you MAY NOT DEDUCT any of your regular contributions to your traditional IRAs.

Cost-of-living adjustments apply to the income limits to deductible contributions.


If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 (for 2013, AGI between $59,000 and $69,000 after adjustment).

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $80,000 and $100,000 (for 2013, AGI between $95,000 and $115,000, after adjustment).

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000 (for 2013, AGI between $178,000 and $188,000 after adjustment).

To determine the deductible amount of the contribution for 2013, for example, you determine AGI and subtract $59,000 if you are single, or $95,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


($10,000-excess AGI)  times  the maximum   Equals  the adjusted
 divided by $10,000     x      regular       =      deductible
                             contribution          contribution
                             for the year             limit

ADDITIONAL "SAVER'S CREDIT" FOR CONTRIBUTIONS TO A TRADITIONAL IRA OR ROTH IRA

Certain lower income individuals may be eligible for a nonrefundable income tax credit for contributions made to a traditional IRA or Roth IRA. Please see the current version of IRS Publication 590 for details.


NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2013 after adjustment).


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The dollar limit is $1,000 higher for people eligible to make age 50-701/2 catch-up contributions ($6,500 for 2013). See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans, also referred to as "governmental employer EDC plans";

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distribution is:

..   "a required minimum distribution" after age 70 1/2 or retirement; or

..   one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   one of a series of substantially equal periodic payments made for a specified period of 10 years or more; or

..   a hardship withdrawal; or

..   a corrective distribution which fits specified technical tax rules; or

..   a loan that is treated as a distribution; or

..   a death benefit payment to a beneficiary who is not your surviving spouse;
    or

..   a qualified domestic relations order distribution to a beneficiary who is not your current or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of payments" later in this prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee

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or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVER AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spousal beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or


..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from 'eligible retirement plans' other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" above.)


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. You should discuss this with your tax adviser.


Certain distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 701/2 or older if made by December 31, 2013.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS.

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include enhanced death benefits. This could increase the amount required to be distributed from these contracts if you take withdrawals instead of receiving annuity payments.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

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WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The
first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. If you do not elect one of these options, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his or her own traditional IRA or other eligible retirement plan.

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If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his or her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death. The required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay certain extraordinary medical expenses (special federal income tax definition); or

..   to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   to pay certain first-time home buyer expenses (special federal income tax definition -- there is a $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

ROTH INDIVIDUAL RETIREMENT ANNUITIES ("ROTH IRAS")

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional IRAs."

The EQUI-VEST(R) Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2013, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make

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contributions, regardless of your age, for any year that your modified adjusted gross income exceeds the following amounts (indexed for cost-of-living adjustment):


..   your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000 (for 2013, $188,000 after adjustment); or,

..   your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000 (for 2013, $127,000 after adjustment).


However, you can make regular Roth IRA contributions in reduced amounts when:


..   your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000 (for 2013, between $178,000 and $188,000 after adjustment); or

..   your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000 (for 2013, between $112,000 and $127,000 after adjustment).


If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.

WHEN CAN YOU MAKE CONTRIBUTIONS? Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: In a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds) in a taxable "conversion" rollover ("conversion contribution");

..   a "designated Roth contribution account" under a 401(k) plan, a 403(b)
    plan, or a governmental employer EDC plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spousal beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

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HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan that is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   Rollovers from a Roth IRA to another Roth IRA;

..   Direct transfers from a Roth IRA to another Roth IRA;

..   Qualified distributions from a Roth IRA; and

..   Return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition -- there is a $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

                                TAX INFORMATION

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Generally, the same as traditional IRA, except that regular contributions made after age 70 1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

ILLUSTRATION OF GUARANTEED INTEREST RATES

In the following two tables, we provide information that the IRS requires us to furnish to prospective IRA contract owners. In the tables we illustrate the 1.00% minimum guaranteed interest rate for contributions we assume are allocated entirely to the guaranteed interest option. (The rate may be higher in your state.) In Table I we assume a $1,000 contribution made annually on the contract date and on each anniversary after that. In Table II we assume a single initial contribution of $1,000, and no additional contributions. The guaranteed interest rate, which can range from 1.00% to 3.00%, is in the contract.

The account values shown reflect no withdrawal charges. The cash values shown reflect the withdrawal charge that applies if you surrender your contract for its cash value. In all cases we assume no transfers.

These values reflect the effect of the annual administrative charge deducted at the end of each contract year in which the account value is less than $20,000.

To find the appropriate value for the end of the contract year at any particular age, you subtract the age (nearest birthday) at issue of the contract from the current age and find the corresponding year in the table. Years that correspond to a current age over 70, should be ignored, unless the contract is a Roth IRA.

You should consider the information shown in the tables in light of your present age. Also, with respect to Table I, you should consider your ability to contribute $1,000 annually. Any change in the amounts contributed annually in Table I, or in the amount of the single contribution in Table II would, of course, change the results shown.

                                TAX INFORMATION

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Table I at the guaranteed minimum rate of 1.00% (the rate may be higher in your state)

                                    TABLE I
                        ACCOUNT VALUES AND CASH VALUES
 (ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY AT THE BEGINNING OF THE CONTRACT
                                     YEAR)

------------------------------------------------------------------

          1.00% MINIMUM GUARANTEE          1.00% MINIMUM GUARANTEE
          -----------------------          -----------------------

CONTRACT   ACCOUNT      CASH      CONTRACT  ACCOUNT      CASH
YEAR END    VALUE       VALUE     YEAR END   VALUE       VALUE
------------------------------------------------------------------
  1       $   989.80  $   936.35     26    $29,196.26  $28,836.26
------------------------------------------------------------------
  2       $ 1,979.70  $ 1,872.79     27    $30,498.22  $30,138.22
------------------------------------------------------------------
  3       $ 2,979.49  $ 2,818.60     28    $31,813.20  $31,453.20
------------------------------------------------------------------
  4       $ 3,989.29  $ 3,773.87     29    $33,141.33  $32,781.33
------------------------------------------------------------------
  5       $ 5,009.18  $ 4,738.69     30    $34,482.75  $34,122.75
------------------------------------------------------------------
  6       $ 6,039.27  $ 5,713.15     31    $35,837.57  $35,477.57
------------------------------------------------------------------
  7       $ 7,079.67  $ 6,719.67     32    $37,205.95  $36,845.95
------------------------------------------------------------------
  8       $ 8,130.46  $ 7,770.46     33    $38,588.01  $38,228.01
------------------------------------------------------------------
  9       $ 9,191.77  $ 8,831.77     34    $39,983.89  $39,623.89
------------------------------------------------------------------
  10      $10,263.69  $ 9,903.69     35    $41,393.73  $41,033.73
------------------------------------------------------------------
  11      $11,346.32  $10,986.32     36    $42,817.67  $42,457.67
------------------------------------------------------------------
  12      $12,439.79  $12,079.79     37    $44,255.84  $43,895.84
------------------------------------------------------------------
  13      $13,544.18  $13,184.18     38    $45,708.40  $45,348.40
------------------------------------------------------------------
  14      $14,659.63  $14,299.63     39    $47,175.49  $46,815.49
------------------------------------------------------------------
  15      $15,786.22  $15,426.22     40    $48,657.24  $48,297.24
------------------------------------------------------------------
  16      $16,924.08  $16,564.08     41    $50,153.81  $49,793.81
------------------------------------------------------------------
  17      $18,073.33  $17,713.33     42    $51,665.35  $51,305.35
------------------------------------------------------------------
  18      $19,234.06  $18,874.06     43    $53,192.00  $52,832.00
------------------------------------------------------------------
  19      $20,436.40  $20,076.40     44    $54,733.92  $54,373.92
------------------------------------------------------------------
  20      $21,650.76  $21,290.76     45    $56,291.26  $55,931.26
------------------------------------------------------------------
  21      $22,877.27  $22,517.27     46    $57,864.18  $57,504.18
------------------------------------------------------------------
  22      $24,116.04  $23,756.04     47    $59,452.82  $59,092.82
------------------------------------------------------------------
  23      $25,367.20  $25,007.20     48    $61,057.35  $60,697.35
------------------------------------------------------------------
  24      $26,630.88  $26,270.88     49    $62,677.92  $62,317.92
------------------------------------------------------------------
  25      $27,907.18  $27,547.18     50    $64,314.70  $63,954.70
------------------------------------------------------------------

Table II at the guaranteed minimum rate of 1.00% (the rate may be higher in your state)

                                TAX INFORMATION

                                   TABLE II
                        ACCOUNT VALUES AND CASH VALUES
    (ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)

------------------------------------------------------------------

          1.00% MINIMUM GUARANTEE          1.00% MINIMUM GUARANTEE
          -----------------------          -----------------------

CONTRACT  ACCOUNT      CASH       CONTRACT ACCOUNT      CASH
YEAR END   VALUE       VALUE      YEAR END  VALUE       VALUE
------------------------------------------------------------------
  1       $989.80     $936.35        26    $434.76     $434.76
------------------------------------------------------------------
  2       $979.70     $926.80        27    $409.11     $409.11
------------------------------------------------------------------
  3       $959.50     $907.69        28    $383.20     $383.20
------------------------------------------------------------------
  4       $939.10     $888.38        29    $357.03     $357.03
------------------------------------------------------------------
  5       $918.49     $868.89        30    $330.60     $330.60
------------------------------------------------------------------
  6       $897.67     $849.20        31    $303.91     $303.91
------------------------------------------------------------------
  7       $876.65     $876.65        32    $276.95     $276.95
------------------------------------------------------------------
  8       $855.42     $855.42        33    $249.72     $249.72
------------------------------------------------------------------
  9       $833.97     $833.97        34    $222.21     $222.21
------------------------------------------------------------------
  10      $812.31     $812.31        35    $194.44     $194.44
------------------------------------------------------------------
  11      $790.43     $790.43        36    $166.38     $166.38
------------------------------------------------------------------
  12      $768.34     $768.34        37    $138.04     $138.04
------------------------------------------------------------------
  13      $746.02     $746.02        38    $109.42     $109.42
------------------------------------------------------------------
  14      $723.48     $723.48        39    $ 80.52     $ 80.52
------------------------------------------------------------------
  15      $700.71     $700.71        40    $ 51.32     $ 51.32
------------------------------------------------------------------
  16      $677.72     $677.72        41    $ 21.84     $ 21.84
------------------------------------------------------------------
  17      $654.50     $654.50        42    $  0.00     $  0.00
------------------------------------------------------------------
  18      $631.04     $631.04        43    $  0.00     $  0.00
------------------------------------------------------------------
  19      $607.35     $607.35        44    $  0.00     $  0.00
------------------------------------------------------------------
  20      $583.43     $583.43        45    $  0.00     $  0.00
------------------------------------------------------------------
  21      $559.26     $559.26        46    $  0.00     $  0.00
------------------------------------------------------------------
  22      $534.85     $534.85        47    $  0.00     $  0.00
------------------------------------------------------------------
  23      $510.20     $510.20        48    $  0.00     $  0.00
------------------------------------------------------------------
  24      $485.31     $485.31        49    $  0.00     $  0.00
------------------------------------------------------------------
  25      $460.16     $460.16        50    $  0.00     $  0.00
------------------------------------------------------------------

                                TAX INFORMATION

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any required transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the state income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different marital status and number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender, termination, or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

                                TAX INFORMATION

8. More information

--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account A assets in any investment permitted by applicable law. The results of Separate Account A's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account
A. However, the obligations themselves are obligations of AXA Equitable.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account A that is available under the contract invests in shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to limit the number of variable investment options which you may elect;

(4)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(5)to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(6)to deregister Separate Account A under the Investment Company Act of 1940;

(7)to restrict or eliminate any voting rights as to Separate Account A; and

(8)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account A, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each of its portfolios.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.


The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance

                               MORE INFORMATION
laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, TRADITIONAL IRA, AND ROTH IRA CONTRACTS

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a bank checking or savings account, money market checking or savings account, or credit union checking or savings account and contributed as an additional contribution into an NQ, traditional IRA, or Roth IRA contract on a monthly basis. For all forms of IRAs, your contributions are subject to the limits and conditions on contributions described in "Tax information" earlier in this prospectus.

AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option. Our minimum contribution amount requirement is $20. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

PAYROLL DEDUCTION PROGRAM. You can authorize your employer to remit your NQ, traditional IRA or Roth IRA additional contributions to us if your employer has a payroll deduction program. Those contributions are still your contributions, not your employer's.

WIRE TRANSFERS. You may also send your contributions by wire transfer from your bank.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time, on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

..   Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

..   For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

..   For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

..   Quarterly rebalancing will be processed on a calendar year basis.
    Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

..   Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.

ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

..   the election of trustees;

..   the formal approval of independent auditors selected for each Trust; or

..   any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We

                               MORE INFORMATION
will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling (800) 628-6673.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of a traditional IRA or Roth IRA contract except by surrender to us.

You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your traditional IRA or Roth IRA contract to another similar arrangement, under federal income tax rules. In the case of such a transfer, we will impose a withdrawal charge if one applies.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Account A. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable. AXA Advisors is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors is also a distributor for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with AXA Advisors ("Selling broker-dealers").

AXA Equitable pays compensation to AXA Advisors based on contracts sold. AXA Equitable may also make additional payments to AXA Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to AXA Advisors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to

                               MORE INFORMATION
the portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.5% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.60% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.


AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.


AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.


DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.


The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

                               MORE INFORMATION

Appendix I: Death benefit example

--------------------------------------------------------------------------------

If you do not elect the ratcheted death benefit, the death benefit is equal to the account value or the standard death benefit (contributions, adjusted for withdrawals, and any withdrawal charges and taxes that may apply), whichever provides the highest amount. If you elect the ratcheted death benefit, the death benefit is equal to the account value or the ratcheted death benefit, whichever provides the highest amount.

The following illustrates the death benefit calculation. Assuming $100,000 is allocated to the variable investment options, no additional contributions, no transfers and no withdrawals, the death benefit for an annuitant age 45 would be calculated as follows:

---------------------------------------------------------------------------------------------------------
  END OF CONTRACT YEAR              ACCOUNT VALUE/(1)/             CONTRIBUTION  RATCHETED DEATH BENEFIT
---------------------------------------------------------------------------------------------------------
           1                           $105,000/(2)/                $100,000           $100,000
---------------------------------------------------------------------------------------------------------
           2                           $115,500/(2)/                                   $100,000
---------------------------------------------------------------------------------------------------------
           3                           $129,360/(2)/                                 $129,360/(2)/
---------------------------------------------------------------------------------------------------------
           4                             $103,488                                    $129,360/(3)/
---------------------------------------------------------------------------------------------------------
           5                             $113,837                                    $129,360/(3)/
---------------------------------------------------------------------------------------------------------
           6                             $127,497                                    $129,360/(3)/
---------------------------------------------------------------------------------------------------------
           7                             $127,497                                    $129,360/(3)/
---------------------------------------------------------------------------------------------------------
           8                           $133,872/(2)/                                   $129,360
---------------------------------------------------------------------------------------------------------
           9                             $147,259                                    $147,259/(4)/
---------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 9 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00%, 0.00%,
5.00% and 10.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

(1)If the ratcheted death benefit was not elected, the death benefit on each contract date anniversary would be equal to the account value, since it is higher than the contribution.

(2)If the ratcheted death benefit was elected, at the end of contract years 1, 2, 3 and 8, the death benefit will be equal to the account value. Also in year 3, the ratcheted death benefit is increased to equal the account value.

(3)At the end of contract years 4, 5, 6 and 7, the death benefit would be equal to the ratcheted death benefit since it is higher than the account value. Also, at the end of contract year six, no adjustment would be made to the ratcheted death benefit, since the ratcheted death benefit is higher than the account value.

(4)At the end of contract year 9, the ratcheted death benefit would be increased to the account value, since the account value on the contract date anniversary is higher than the current ratcheted death benefit.

                       APPENDIX I: DEATH BENEFIT EXAMPLE

Appendix II: Condensed financial information

--------------------------------------------------------------------------------

The following tables show the unit values and the number of outstanding units for each variable investment option on the last business day of the periods shown. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.


THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012.



---------------------------------------------------------------------------------------
                                               FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------
                                          2007    2008   2009    2010    2011    2012
---------------------------------------------------------------------------------------
 ALL ASSET GROWTH-ALT 20
---------------------------------------------------------------------------------------
   Unit value                                 --     -- $104.49 $118.64 $113.07 $125.04
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --       1       3      18      22
---------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------
   Unit value                            $ 97.11 $58.31 $ 73.29 $ 81.84 $ 74.76 $ 84.28
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     11      36      56      50      52
---------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
---------------------------------------------------------------------------------------
   Unit value                                 --     --      --      --      -- $103.32
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --      --      --      --       4
---------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------
   Unit value                            $102.82 $90.35 $ 97.99 $103.79 $104.44 $107.86
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1     21      68     132     188     214
---------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
---------------------------------------------------------------------------------------
   Unit value                                 --     --      --      --      -- $102.69
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --      --      --      --       3
---------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
---------------------------------------------------------------------------------------
   Unit value                                 --     --      --      --      -- $101.38
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --      --      --      --      --
---------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------
   Unit value                            $100.87 $80.26 $ 90.69 $ 97.68 $ 95.78 $101.55
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     13      55      83     104     114
---------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------
   Unit value                            $ 99.38 $74.12 $ 85.64 $ 92.96 $ 89.60 $ 96.26
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)         3     51     164     249     327     344
---------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
---------------------------------------------------------------------------------------
   Unit value                                 --     --      --      --      -- $103.93
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --      --      --      --       3
---------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------
   Unit value                            $ 98.88 $66.61 $ 80.22 $ 88.37 $ 82.94 $ 91.34
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)        13     44     109     156     179     185
---------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 400
---------------------------------------------------------------------------------------
   Unit value                                 --     --      -- $119.76 $108.54 $124.83
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --      --      --       1       1
---------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



--------------------------------------------------------------------------------------
                                               FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------
                                          2007    2008   2009   2010    2011    2012
--------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 500
--------------------------------------------------------------------------------------
   Unit value                                 --     --     -- $115.37 $109.66 $124.33
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --     --      --       2       3
--------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER 2000
--------------------------------------------------------------------------------------
   Unit value                                 --     --     -- $123.81 $109.36 $124.67
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --     --      --       1      --
--------------------------------------------------------------------------------------
 AXA TACTICAL MANAGER INTERNATIONAL
--------------------------------------------------------------------------------------
   Unit value                                 --     --     -- $111.53 $ 92.46 $106.45
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --     --      --       1       1
--------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
--------------------------------------------------------------------------------------
   Unit value                                 --     --     --      --      -- $103.26
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --     --      --      --       2
--------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------
   Unit value                            $ 99.28 $54.25 $72.69 $ 95.65 $ 93.85 $107.11
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1      4     10      15      18      23
--------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------
   Unit value                            $ 81.76 $53.77 $68.08 $ 83.55 $ 74.60 $ 86.07
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      1      3       5       5       6
--------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------
   Unit value                            $ 91.70 $57.45 $73.91 $ 81.95 $ 78.41 $ 87.99
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1     17     61      98     142     159
--------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------
   Unit value                            $ 94.66 $63.29 $69.71 $ 79.65 $ 78.35 $ 91.08
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      4      8      12      11      16
--------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------
   Unit value                            $101.62 $54.97 $71.04 $ 78.94 $ 78.17 $ 90.11
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     --      1       1       2       4
--------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------
   Unit value                            $ 93.93 $55.97 $72.65 $ 83.08 $ 85.33 $ 98.92
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --     14     34      44      61      82
--------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------
   Unit value                            $ 95.05 $52.75 $66.85 $ 76.49 $ 75.94 $ 86.68
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      8     28      46      57      66
--------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------
   Unit value                            $102.18 $91.88 $93.17 $ 97.32 $100.72 $102.61
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      2     16      29      36      48
--------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------
   Unit value                            $ 95.94 $57.59 $75.46 $ 83.27 $ 78.41 $ 86.66
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      3      8      11      14      13
--------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



----------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------
                                          2007    2008    2009    2010    2011    2012
----------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------
   Unit value                            $ 95.03 $ 58.82 $ 73.10 $ 82.57 $ 82.77 $ 94.18
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      27      77     101     127     157
----------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------
   Unit value                            $108.07 $ 63.72 $ 80.42 $ 91.54 $ 84.79 $ 95.66
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1      20      34      29      23      19
----------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------
   Unit value                            $ 96.80 $ 65.19 $ 84.02 $ 92.35 $ 91.27 $100.25
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       4      13      16      17      21
----------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------
   Unit value                            $ 94.37 $ 58.82 $ 74.62 $ 81.34 $ 76.76 $ 86.95
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       3       7      11      13      14
----------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------
   Unit value                            $ 95.62 $ 81.37 $ 93.71 $101.45 $101.53 $105.52
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       4       9       9       9
----------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------
   Unit value                            $ 94.52 $ 64.72 $ 90.41 $118.42 $112.86 $131.34
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1      13      46      87     123     144
----------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------
   Unit value                            $108.14 $113.71 $114.50 $120.20 $123.92 $126.92
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       7      25      45      67      70
----------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------
   Unit value                            $115.64 $ 48.70 $ 72.17 $ 79.43 $ 68.78 $ 79.45
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1      14      52      84      90     117
----------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
----------------------------------------------------------------------------------------
   Unit value                            $105.16 $107.58 $103.82 $106.85 $111.11 $110.79
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       7      16      26      34      43
----------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------
   Unit value                            $102.01 $ 55.55 $ 74.24 $ 80.07 $ 65.68 $ 75.44
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      11      57      84      84      48
----------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------
   Unit value                            $ 96.39 $ 46.90 $ 58.87 $ 61.16 $ 53.03 $ 60.89
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1      20      39      48      51      53
----------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
----------------------------------------------------------------------------------------
   Unit value                            $ 98.44 $ 55.41 $ 71.27 $ 74.65 $ 61.80 $ 71.69
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       7      23      30      34      31
----------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------
   Unit value                            $ 90.10 $ 53.58 $ 70.01 $ 77.65 $ 72.67 $ 83.28
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       4       8      10      11
----------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



----------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------
                                          2007    2008    2009    2010    2011    2012
----------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------
   Unit value                            $ 95.91 $ 59.29 $ 74.07 $ 83.52 $ 78.98 $ 89.68
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       3       3       3       2
----------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------
   Unit value                            $104.11 $ 65.52 $ 88.13 $100.91 $102.00 $115.56
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       7       8      11      15
----------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------
   Unit value                            $103.08 $ 62.87 $ 83.73 $ 94.63 $ 90.03 $101.12
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       3       4       6       6
----------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------
   Unit value                            $ 87.93 $ 37.59 $ 44.23 $ 50.06 $ 49.28 $ 56.74
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       4       9      33      30
----------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------
   Unit value                            $ 88.84 $ 49.72 $ 59.13 $ 65.79 $ 61.68 $ 70.56
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1      10      14      16      19      18
----------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------------
   Unit value                            $101.27 $ 69.03 $ 85.56 $ 96.29 $ 87.00 $ 99.11
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1      18      29      29      23
----------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------
   Unit value                            $101.57 $ 59.90 $ 81.17 $ 92.14 $ 81.24 $ 96.02
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       4      12      18      23      25
----------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
----------------------------------------------------------------------------------------
   Unit value                            $ 95.26 $ 47.70 $ 64.19 $ 79.71 $ 76.82 $ 88.82
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1      28      77      97     102     110
----------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------
   Unit value                            $ 87.71 $ 52.34 $ 70.22 $ 84.92 $ 75.95 $ 88.97
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       3      22      26      27      25
----------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------
   Unit value                            $101.55 $102.39 $101.11 $ 99.85 $ 98.61 $ 97.37
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      39      65      62      75      73
----------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
----------------------------------------------------------------------------------------
   Unit value                            $109.93 $ 72.85 $ 93.33 $ 99.74 $101.32 $112.64
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       2      11      17      18      18
----------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
----------------------------------------------------------------------------------------
   Unit value                            $105.71 $ 54.99 $ 85.29 $111.42 $101.56 $109.07
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       5      26      58      95     111
----------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
----------------------------------------------------------------------------------------
   Unit value                            $ 92.28 $ 56.41 $ 69.70 $ 77.04 $ 72.69 $ 81.98
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       2       3       4       5       5
----------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDING DECEMBER 31,
                                           -----------------------------------------------
                                            2007    2008    2009    2010    2011    2012
------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------
   Unit value                              $ 95.47 $ 55.87 $ 76.47 $ 86.98 $ 78.50 $ 93.30
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --       1       7      17      29      30
------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------
   Unit value                              $109.88 $104.12 $111.05 $110.58 $108.99 $109.24
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --      22      84      96      85      84
------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------
   Unit value                              $103.54 $ 95.55 $100.08 $105.00 $104.95 $106.39
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --       3      18      36      28      27
------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------
   Unit value                              $ 90.40 $ 58.80 $ 73.24 $ 90.99 $ 86.27 $ 98.42
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --      13      44      56      61      65
------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------
   Unit value                              $ 97.66 $ 55.74 $ 78.51 $ 90.23 $ 87.38 $102.62
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --       9      38      64      96     126
------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------
   Unit value                              $ 93.60 $ 54.70 $ 70.24 $ 74.91 $ 67.83 $ 79.93
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --       1       3       8      12      12
------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------
   Unit value                              $ 92.64 $ 54.86 $ 71.75 $ 80.11 $ 76.88 $ 85.69
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --       6      16      20      15      15
------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------
   Unit value                              $ 90.49 $ 56.35 $ 71.45 $ 81.29 $ 78.68 $ 92.01
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --      --       2       5       5       6
------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------
   Unit value                              $ 99.32 $ 71.00 $ 98.37 $113.94 $105.91 $125.95
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --       2      13      20      40      58
------------------------------------------------------------------------------------------
 FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
------------------------------------------------------------------------------------------
   Unit value                                   --      --      -- $117.60 $112.90 $129.48
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --      --      --      11      66      99
------------------------------------------------------------------------------------------
 GOLDMAN SACHS VIT MID CAP VALUE FUND
------------------------------------------------------------------------------------------
   Unit value                                   --      --      --      -- $ 86.08 $100.46
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --      --      --      --       6       9
------------------------------------------------------------------------------------------
 INVESCO V.I. GLOBAL REAL ESTATE FUND
------------------------------------------------------------------------------------------
   Unit value                                   --      --      -- $109.25 $100.62 $127.03
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --      --      --       2       8      14
------------------------------------------------------------------------------------------
 INVESCO V.I. HIGH YIELD FUND
------------------------------------------------------------------------------------------
   Unit value                                   --      --      --      -- $ 95.05 $109.77
------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          --      --      --      --       2      21
------------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



-------------------------------------------------------------------------------
                                           FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------
                                         2007 2008 2009  2010    2011    2012
-------------------------------------------------------------------------------
 INVESCO V.I. INTERNATIONAL GROWTH FUND
-------------------------------------------------------------------------------
   Unit value                             --   --   --       -- $ 86.85 $ 98.84
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --       --       3       6
-------------------------------------------------------------------------------
 INVESCO V.I. MID CAP CORE EQUITY FUND
-------------------------------------------------------------------------------
   Unit value                             --   --   --  $114.69 $105.89 $115.67
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --        1       7       7
-------------------------------------------------------------------------------
 INVESCO V.I. SMALL CAP EQUITY FUND
-------------------------------------------------------------------------------
   Unit value                             --   --   --  $124.35 $121.59 $136.47
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --       --       3       3
-------------------------------------------------------------------------------
 IVY FUNDS VIP ENERGY
-------------------------------------------------------------------------------
   Unit value                             --   --   --  $128.58 $115.45 $115.57
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --        1       9      11
-------------------------------------------------------------------------------
 IVY FUNDS VIP HIGH INCOME
-------------------------------------------------------------------------------
   Unit value                             --   --   --  $106.25 $110.45 $129.39
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --        8      37      93
-------------------------------------------------------------------------------
 IVY FUNDS VIP MID CAP GROWTH
-------------------------------------------------------------------------------
   Unit value                             --   --   --       -- $ 89.73 $100.63
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --       --       4      14
-------------------------------------------------------------------------------
 IVY FUNDS VIP SMALL CAP GROWTH
-------------------------------------------------------------------------------
   Unit value                             --   --   --       -- $ 79.15 $ 82.19
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --       --       1       3
-------------------------------------------------------------------------------
 LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
-------------------------------------------------------------------------------
   Unit value                             --   --   --  $113.43 $ 91.81 $110.66
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --        8      32      40
-------------------------------------------------------------------------------
 MFS(R) INTERNATIONAL VALUE PORTFOLIO
-------------------------------------------------------------------------------
   Unit value                             --   --   --  $111.19 $107.85 $123.47
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --        2      12      18
-------------------------------------------------------------------------------
 MFS(R) INVESTORS GROWTH STOCK SERIES
-------------------------------------------------------------------------------
   Unit value                             --   --   --  $118.93 $117.88 $135.82
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --       --       2       3
-------------------------------------------------------------------------------
 MFS(R) INVESTORS TRUST SERIES
-------------------------------------------------------------------------------
   Unit value                             --   --   --  $114.91 $110.73 $129.94
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --        1       1       3
-------------------------------------------------------------------------------
 MFS(R) TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------
   Unit value                             --   --   --  $119.08 $118.83 $134.08
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --        1       6       8
-------------------------------------------------------------------------------
 MFS(R) UTILITIES SERIES
-------------------------------------------------------------------------------
   Unit value                             --   --   --  $110.83 $116.56 $130.31
-------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --        1      12      23
-------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



----------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------
                                          2007    2008    2009    2010    2011    2012
----------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------
   Unit value                            $ 99.59 $ 52.44 $ 71.08 $ 82.56 $ 76.41 $ 86.17
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --      11      16      17      18
----------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------------
   Unit value                            $106.02 $107.54 $115.05 $120.66 $126.07 $131.31
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       2      23      63      82     111
----------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------
   Unit value                            $100.71 $ 52.61 $ 67.51 $ 71.30 $ 57.75 $ 67.14
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       2       8       8       9       9
----------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------------------------------------------------------------
   Unit value                            $ 95.23 $ 57.00 $ 74.60 $ 82.17 $ 75.18 $ 85.01
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --      --       1       2       2       2
----------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
----------------------------------------------------------------------------------------
   Unit value                            $ 94.15 $ 58.30 $ 70.74 $ 79.05 $ 73.75 $ 84.17
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1       4       8      10      10       9
----------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------------
   Unit value                            $ 98.14 $ 54.68 $ 76.55 $ 95.92 $ 87.26 $ 99.47
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       5       9       9       8
----------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------------
   Unit value                            $ 88.13 $ 55.86 $ 79.65 $ 98.25 $ 84.09 $ 95.34
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       9      14      14      12
----------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------
   Unit value                            $ 99.91 $ 75.47 $ 81.72 $ 86.05 $ 89.29 $ 92.86
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       8      33      34      49
----------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
----------------------------------------------------------------------------------------
   Unit value                            $ 92.33 $ 52.78 $ 70.12 $ 88.39 $ 73.60 $ 80.94
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       2       4       5       5       5
----------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------
   Unit value                            $ 84.78 $ 52.02 $ 64.94 $ 79.85 $ 71.74 $ 82.72
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       3       3       3       3
----------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------
   Unit value                            $103.56 $ 54.24 $ 84.88 $ 98.66 $ 92.73 $103.86
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)         1       3      10      17      18      19
----------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
----------------------------------------------------------------------------------------
   Unit value                            $ 99.42 $ 68.25 $ 81.09 $ 88.66 $ 85.09 $ 93.15
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       5       8      11      14
----------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
----------------------------------------------------------------------------------------
   Unit value                            $ 98.77 $ 63.38 $ 77.11 $ 85.24 $ 80.89 $ 90.14
----------------------------------------------------------------------------------------
   Number of units outstanding (000's)        --       1       3       5       9       9
----------------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

THE UNIT VALUES AND NUMBERS OF UNITS OUTSTANDING SHOWN BELOW ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME DAILY ASSET CHARGE OF 1.25%. UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2012. (CONTINUED)



----------------------------------------------------------------------------------
                                             FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------
                                          2007   2008   2009   2010   2011   2012
----------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
----------------------------------------------------------------------------------
   Unit value                            $98.05 $59.99 $74.38 $82.80 $77.97 $87.86
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       --      1      6      6      9      9
----------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
----------------------------------------------------------------------------------
   Unit value                            $97.54 $56.51 $71.30 $79.76 $74.41 $84.81
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       --      1      1      1      3      4
----------------------------------------------------------------------------------
 VAN ECK VIP GLOBAL HARD ASSETS FUND
----------------------------------------------------------------------------------
   Unit value                                --     --     --     -- $82.99 $84.50
----------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --      7     15
----------------------------------------------------------------------------------

                 APPENDIX II: CONDENSED FINANCIAL INFORMATION

Appendix III: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

STATES WHERE CERTAIN EQUI-VEST(R) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR
VARY:

-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA  See "Contract features and        If you reside in the state of
            benefits"--"Your right to cancel  California and you are age 60 or within a certain number of days"  older at the time the contract is issued, you may return your
                                              variable annuity contract within
                                              30 days from the date that you
                                              receive it and receive a refund
                                              as described below.

                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market option, the
                                              amount of your refund will be
                                              equal to your contribution less
                                              interest, unless you make a
                                              transfer, in which case the
                                              amount of your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office. This amount could be
                                              less than your initial
                                              contribution. If you allocate
                                              any portion of your initial
                                              contribution to variable
                                              investment options other than
                                              the EQ/Money Market option, your
                                              refund will be equal to your
                                              account value on the date we
                                              receive your request to cancel
                                              at our processing office.
-------------------------------------------------------------------------------
FLORIDA     See "Your right to cancel within  If you reside in the state of
            a certain number of days" in      Florida and you are age 65 or
            "Contract features and benefits"  older at the time the contract is issued, you may cancel your
                                              variable annuity contract and
                                              return it to us within 21 days
                                              from the date that you receive
                                              it. You will receive an
                                              unconditional refund equal to
                                              the cash surrender value
                                              provided in the annuity
                                              contract, plus any fees or
                                              charges deducted from the
                                              contributions or imposed under
                                              the contract.

                                              If you reside in the state of
                                              Florida and you are age 64 or
                                              younger at the time the contract
                                              is issued, you may cancel your
                                              variable annuity contract and
                                              return it to us within 14 days
                                              from the date that you receive
                                              it. You will receive an
                                              unconditional refund equal to
                                              your contributions, including
                                              any contract fees or charges.

            See "Withdrawal charge" in        If you are age 65 or older at
            "Charges and expenses"            the time your contract is
                                              issued, the applicable
                                              withdrawal charge will not
                                              exceed 10% of the amount
                                              withdrawn. In addition, no
                                              charge will apply after the end
                                              of the 10th contract year or 10
                                              years after a contribution is
                                              made, whichever is later.
-------------------------------------------------------------------------------
ILLINOIS    Notice to all Illinois contract   Illinois law provides that a
            owners                            spouse in a civil union and a
                                              spouse in a marriage are to be
                                              treated identically. For
                                              purposes of your contract, when
                                              we use the term "married", we
                                              include "parties to a civil
                                              union" and when we use the word
                                              "spouse" we include "parties to
                                              a civil union". While civil
                                              union spouses are afforded the
                                              same rights as married spouses
                                              under Illinois law, tax-related
                                              advantages such as spousal
                                              continuation are derived from
                                              federal tax law. Illinois' Civil
                                              Union Law does not and cannot
                                              alter federal law. The federal
                                              Defense of Marriage Act excludes
                                              civil unions and civil union
                                              partners from the meaning of the
                                              word "marriage" or "spouse" in
                                              all federal laws. Therefore, a
                                              civil union spouse does not
                                              qualify for the same tax
                                              advantages provided to a married
                                              spouse under federal law,
                                              including the tax benefits
                                              afforded to the surviving spouse
                                              of an owner of an annuity
                                              contract or any rights under
                                              specified tax-favored savings or
                                              retirement plans or arrangements.
-------------------------------------------------------------------------------

                                     III-1

APPENDIX III: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

--------------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------------
ILLINOIS       See "Selecting an annuity payout    You can choose the date annuity
(CONTINUED)    option" in the "Your annuity        payments are to begin, but it may
               payout options" section under       not be earlier than twelve months
               "Accessing your money"              from the EQUI-VEST(R) contract
                                                   date.
--------------------------------------------------------------------------------------
MASSACHUSETTS  See "Charges and Expenses --        Waivers (i), (ii), and (iii) are
               Disability, terminal illness, or    not available.
               confinement to nursing home"

               See "Charges and expenses --        We will deduct this charge on a
               Annual administrative charge"       pro rata basis from the variable
                                                   investment options. We will not
                                                   deduct this charge from your value
                                                   in the guaranteed interest option.
--------------------------------------------------------------------------------------
MISSISSIPPI    See "How you can purchase and       For all contract types, additional
               contribute to your contract" under  contributions can be made up to
               "Contract features and benefits"    the first contract date
                                                   anniversary only.
--------------------------------------------------------------------------------------
NEW HAMPSHIRE  See "Charges and Expenses --        Waiver (iii) regarding the
               Disability, terminal illness, or    definition of a nursing home is
               confinement to nursing home"        deleted, and replaced with the
                                                   following: You are confined to a
                                                   nursing home for more than 90 days
                                                   (or such other period, as required
                                                   in your state) as verified by a
                                                   licensed physician. A nursing home
                                                   for this purpose means one that is
                                                   (A) A PROVIDER OF SKILLED NURSING
                                                   CARE SERVICE, OR QUALIFIED TO
                                                   RECEIVE APPROVAL OF MEDICARE
                                                   BENEFITS, or (b) operated pursuant
                                                   to law as a skilled nursing home
                                                   by the state or territory in which
                                                   it is located (it must be within
                                                   the United States, Puerto Rico,
                                                   U.S. Virgin Islands, or Guam) and
                                                   meets all of the following:
                                                   .   its main function is to
                                                       provide skilled, intermediate,
                                                       or custodial nursing care;
                                                   .   IT PROVIDES CONTINUOUS ROOM
                                                       AND BOARD;
                                                   .   it is supervised by a
                                                       registered nurse or licensed
                                                       practical nurse;
                                                   .   it keeps daily medical records
                                                       of each patient;
                                                   .   it controls and records all
                                                       medications dispenses; and
                                                   .   its primary service is other
                                                       than to provide housing for
                                                       residents.
--------------------------------------------------------------------------------------
NEW YORK       See "Accessing your                 Maturity date: For contracts
               money"--"Selecting an annuity       issued in New York, the maturity
               payout option"                      date is:
                                                   (i)The contract date anniversary
                                                      that follows the annuitant's
                                                      95th birthday if the annuitant
                                                      was not older than age 80 when
                                                      the contract was issued; and

                                                   (ii)The contract date anniversary
                                                       that is 10 years after the
                                                       date the contract was issued
                                                       if the annuitant was attained
                                                       age 81 through 85 when the
                                                       contract was issued.

               See "Charges and expenses --        The charge for contracts issued in
               Annual administrative charge"       New York is $30. Also, we will
                                                   deduct this charge on a pro rata
                                                   basis from the variable investment
                                                   options. We will not deduct this
                                                   charge from your value in the
                                                   guaranteed interest option.

               See "Charges and expenses --        We will deduct this charge on a
               Charge for third party transfer or  pro rata basis from the variable
               exchange"                           investment options. We will not
                                                   deduct this charge from your value
                                                   in the guaranteed interest option.

               See "Charges and expenses --        We will deduct this charge on a
               Optional ratcheted death benefit    pro rata basis from the variable
               charge"                             investment options. We will not
                                                   deduct the charge for this benefit
                                                   from your value in the guaranteed
                                                   interest option.
--------------------------------------------------------------------------------------
PUERTO RICO    Beneficiary continuation option     Not Available
               (IRA)

               IRA contracts                       Available for rollovers from U.S.
                                                   source 401(a) plans only.

               Inherited IRA                       Not Available
--------------------------------------------------------------------------------------


                                     III-2

APPENDIX III: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------

PUERTO RICO  Tax information -- Special rules    Income from NQ contracts we issue
(CONTINUED)  for NQ contracts                    is U.S. source. A Puerto Rico
                                                 resident is subject to U.S.
                                                 taxation on such U.S. source
                                                 income. Only Puerto Rico source
                                                 income of Puerto Rico residents is
                                                 excludable from U.S. taxation.
                                                 Income from NQ contracts is also
                                                 subject to Puerto Rico tax. The
                                                 calculation of the taxable portion
                                                 of amounts distributed from a
                                                 contract may differ in the two
                                                 jurisdictions. Therefore, you
                                                 might have to file both U.S. and
                                                 Puerto Rico tax returns, showing
                                                 different amounts of income from
                                                 the contract for each tax return.
                                                 Puerto Rico generally provides a
                                                 credit against Puerto Rico tax for
                                                 U.S. tax paid. Depending on your
                                                 personal situation and the timing
                                                 of the different tax liabilities,
                                                 you may not be able to take full
                                                 advantage of this credit.
------------------------------------------------------------------------------------
TEXAS        See "Charges and expenses --        We will deduct this charge on a
             Annual administrative charge"       pro rata basis from the variable
                                                 investment options. We will not
                                                 deduct this charge from your value
                                                 in the guaranteed interest option.
------------------------------------------------------------------------------------
WASHINGTON   See "How you can purchase and       For NQ contracts, additional
             contribute to your contract" under  contributions can be made up to
             "Contract features and benefits"    the first contract date
                                                 anniversary only. For IRA
                                                 contracts, additional
                                                 contributions can be made up to
                                                 the fourth contract date
                                                 anniversary.

             See "Charges and expenses --        We will deduct the annual
             Annual administrative charge and    administrative charge and the
             optional ratcheted death benefit    enhanced death benefit charge on a
             charge"                             pro rata basis from the variable
                                                 investment options. We will not
                                                 deduct this charge from your value
                                                 in the guaranteed interest option.

             See "Charges and expenses --        For traditional IRA and Roth IRA
             Withdrawal charge"                  contracts, the withdrawal charge
                                                 does not apply after five contract
                                                 years and the annuitant has
                                                 attained age 59 1/2.

             See "Charges and Expenses --        Waiver (iii) regarding the
             Disability, terminal illness, or    definition of a nursing home is
             confinement to nursing home"        deleted, and replaced with the
                                                 following: "The Annuitant has been
                                                 confined to a nursing home for
                                                 more than a 90 day period (or such
                                                 other period, if required in your
                                                 state) as verified by a licensed
                                                 physician. A nursing home for this
                                                 purpose means any home, place or
                                                 institution which operates or
                                                 maintains facilities providing
                                                 convalescent or chronic care, or
                                                 both, for a period in excess of
                                                 twenty-four consecutive hours for
                                                 three or more patients not related
                                                 by blood of marriage to the
                                                 operator, who by reason of illness
                                                 or infirmity, are unable to
                                                 properly care for themselves and
                                                 as further defined in RCW
                                                 18.51.010."
------------------------------------------------------------------------------------


                                     III-3

APPENDIX III: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Appendix IV: Hypothetical Illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the ratcheted death benefit under certain hypothetical circumstances for an EQUI-VEST(R) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.98)%, 3.02% for the EQUI-VEST(R) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the ratcheted death benefit, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the ratcheted death benefit charge and any applicable administrative charge and withdrawal charge.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.54%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.94% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee Table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables. Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. For new business, we will furnish you with a personalized illustration upon request.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
EQUI-VEST(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   RATCHETED DEATH BENEFIT TO AGE 85


-----------------------------------------------------------------------------------------------
    CONTRACT                                RATCHETED DEATH BENEFIT GREATER OF ACCOUNT VALUE OR
AGE   YEAR    ACCOUNT VALUE    CASH VALUE      TO AGE 85            THE DEATH BENEFIT
-----------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%          6%          0%            6%
-----------------------------------------------------------------------------------------------
60      1    100,000 100,000 94,900  94,900 100,000     100,000     100,000       100,000
-----------------------------------------------------------------------------------------------
61      2     96,826 102,866 91,889  97,622 100,000     100,000     100,000       102,866
-----------------------------------------------------------------------------------------------
62      3     93,750 105,815 88,971 100,420 100,000     100,000     100,000       105,815
-----------------------------------------------------------------------------------------------
63      4     90,771 108,848 86,143 103,299 100,000     108,848     100,000       108,848
-----------------------------------------------------------------------------------------------
64      5     87,885 111,968 83,405 106,260 100,000     108,848     100,000       111,968
-----------------------------------------------------------------------------------------------
65      6     85,089 115,178 80,751 109,305 100,000     108,848     100,000       115,178
-----------------------------------------------------------------------------------------------
66      7     82,381 118,480 78,881 113,480 100,000     118,480     100,000       118,480
-----------------------------------------------------------------------------------------------
67      8     79,757 121,876 79,757 121,876 100,000     118,480     100,000       121,876
-----------------------------------------------------------------------------------------------
68      9     77,215 125,369 77,215 125,369 100,000     118,480     100,000       125,369
-----------------------------------------------------------------------------------------------
69     10     74,752 128,963 74,752 128,963 100,000     128,963     100,000       128,963
-----------------------------------------------------------------------------------------------
74     15     63,547 148,537 63,547 148,537 100,000     140,374     100,000       148,537
-----------------------------------------------------------------------------------------------
79     20     53,986 171,082 53,986 171,082 100,000     166,315     100,000       171,082
-----------------------------------------------------------------------------------------------
84     25     45,828 197,049 45,828 197,049 100,000     197,049     100,000       197,049
-----------------------------------------------------------------------------------------------
89     30     38,868 226,957 38,868 226,957 100,000     197,049     100,000       226,957
-----------------------------------------------------------------------------------------------
94     35     32,929 261,405 32,929 261,405 100,000     197,049     100,000       261,405
-----------------------------------------------------------------------------------------------
95     36     31,850 268,898 31,850 268,898 100,000     197,049     100,000       268,898
-----------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Calculation of annuity payments                               2

Custodian and independent registered public accounting firm   2

Distribution of the contracts                                 2

Calculating unit values                                       2

Financial statements                                          3

HOW TO OBTAIN AN EQUI-VEST(R) (SERIES 801) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A

Call (800) 628-6673 or send this request form to:
  EQUI-VEST(R)
  Processing Office
  AXA Equitable
  P.O. Box 4956
  Syracuse, NY 13221-4956


----------------------------------------------------------------------------------
Please send me an EQUI-VEST(R) (Series 801) Statement of Additional
Information dated May 1, 2013.
(Combination variable and fixed deferred annuity)
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                                                                        #417029

EQUI-VEST(R) (Series 801)

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2013


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related prospectus for EQUI-VEST(R)
(Series 801) dated May 1, 2013. That prospectus provides detailed information concerning the contracts and the variable investment options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing the processing office (P.O. Box 4956, Syracuse, NY 13221-4956), by calling toll free,
(800) 628-6673, or by contacting your financial professional.

        TABLE OF CONTENTS

        Who is AXA Equitable?                                        2

        Calculation of annuity payments                              2

        Custodian and independent registered public accounting firm  2

        Distribution of the contracts                                2

        Calculating unit values                                      2

        Financial statements                                         3



  EQUI-VEST(R) is issued by and is a registered service mark of AXA Equitable
                    Life Insurance Company (AXA Equitable).
 Distributed by its affiliate AXA Advisors, LLC. 1290 Avenue of the Americas,
                              New York, NY 10104.

   Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.


                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 212-554-1234


                                                                  EV Series 801
                                                                        #417029

WHO IS AXA EQUITABLE?


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


CALCULATION OF ANNUITY PAYMENTS

The calculation of monthly annuity payments under a contract takes into account the number of annuity units of each variable investment option credited under a contract, their respective annuity unit values, and a net investment factor. The annuity unit values used for EQUI-VEST(R) may vary, although the method of calculating annuity unit values set forth below applies to all contracts. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

..   .00013366 of the net investment factor for a contract with an assumed base rate of net investment return of 5% a year; or

..   .00009425 of the net investment factor for a contract with an assumed base rate of net investment return of 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3 1/2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3 1/2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form, or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable EQUI-VEST(R) contract or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

ILLUSTRATION OF CALCULATION OF ANNUITY PAYMENTS

To show how we determine variable annuity payments, assume that the account value for an EQUI-VEST(R) contract on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the contract would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 2012, the annuity payment due in December 2012 would be $95.19 (the number of units (26.74) times $3.56).

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account A.


The financial statements of the Separate Account at December 31, 2012 and for each of the two years in the period ended December 31, 2012, and the consolidated financial statements of AXA Equitable at December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2012, 2011 and 2010. AXA Equitable paid AXA Advisors, as distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A, $630,130,187 in 2012, $529,410,549 in 2011 and $576,147,169 in 2010. Of these amounts, for each of these three years, AXA Advisors retained $371,036,017, $268,084,019, and $364,376,758, respectively.


CALCULATING UNIT VALUES

Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST(R) may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

                              (   _a    )     -    c
                                   b

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c)is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm...............
                                                                        FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2012............  FSA-3
   Statements of Operations for the Year Ended December 31, 2012...... FSA-44
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2012 and 2011....................................... FSA-61
   Notes to Financial Statements...................................... FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                  F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2012 and 2011.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2012, 2011 and 2010................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2012, 2011 and 2010................................... F-4
   Consolidated Statements of Equity, Years Ended December 31, 2012,
     2011 and 2010...................................................... F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2012, 2011 and 2010................................................ F-6
   Notes to Consolidated Financial Statements........................... F-8

                                 FSA-1  #413657

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account A of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account A of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 22, 2013

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                                   AMERICAN CENTURY
                                                      ALL ASSET    VP MID CAP VALUE AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE
                                                    GROWTH-ALT 20*       FUND        ALLOCATION*    STRATEGY*     ALLOCATION*
                                                    -------------- ---------------- -------------- ------------ ----------------
ASSETS:
Investments in shares of The Trusts, at fair value.  $ 38,706,663    $ 3,763,744    $ 418,525,757  $ 51,773,388  $ 124,092,270
Receivable for policy-related transactions.........        41,593          7,091          125,807        96,491         95,010
                                                     ------------    -----------    -------------  ------------  -------------
   Total assets....................................    38,748,256      3,770,835      418,651,564    51,869,879    124,187,280
                                                     ------------    -----------    -------------  ------------  -------------

LIABILITIES:
Payable for The Trusts shares purchased............        41,593          7,091          125,807        96,491         95,010
                                                     ------------    -----------    -------------  ------------  -------------
   Total liabilities...............................        41,593          7,091          125,807        96,491         95,010
                                                     ------------    -----------    -------------  ------------  -------------
NET ASSETS.........................................  $ 38,706,663    $ 3,763,744    $ 418,525,757  $ 51,773,388  $ 124,092,270
                                                     ============    ===========    =============  ============  =============

NET ASSETS:
Accumulation Unit Value............................  $ 38,706,286    $ 3,763,359    $ 418,515,075  $ 51,768,231  $ 124,089,828
Retained by AXA Equitable in Separate Account A....           377            385           10,682         5,157          2,442
                                                     ------------    -----------    -------------  ------------  -------------
TOTAL NET ASSETS...................................  $ 38,706,663    $ 3,763,744    $ 418,525,757  $ 51,773,388  $ 124,092,270
                                                     ============    ===========    =============  ============  =============

Investments in shares of The Trusts, at cost.......  $ 38,413,719    $ 3,576,264    $ 401,768,694  $ 49,886,239  $ 125,241,882
The Trusts shares held
   Class A.........................................            --             --               --        19,516             --
   Class B.........................................     2,096,399             --       42,090,733     4,102,759     12,917,262
   Class II........................................            --        257,967               --            --             --

                                                    AXA CONSERVATIVE
                                                    GROWTH STRATEGY*
                                                    ----------------
ASSETS:
Investments in shares of The Trusts, at fair value.   $ 9,767,256
Receivable for policy-related transactions.........        68,533
                                                      -----------
   Total assets....................................     9,835,789
                                                      -----------

LIABILITIES:
Payable for The Trusts shares purchased............        68,533
                                                      -----------
   Total liabilities...............................        68,533
                                                      -----------
NET ASSETS.........................................   $ 9,767,256
                                                      ===========

NET ASSETS:
Accumulation Unit Value............................   $ 9,765,744
Retained by AXA Equitable in Separate Account A....         1,512
                                                      -----------
TOTAL NET ASSETS...................................   $ 9,767,256
                                                      ===========

Investments in shares of The Trusts, at cost.......   $ 9,540,902
The Trusts shares held
   Class A.........................................            --
   Class B.........................................       798,478
   Class II........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                               AXA CONSERVATIVE AXA CONSERVATIVE- AXA GROWTH   AXA MODERATE     AXA MODERATE    AXA MODERATE-
                                  STRATEGY*     PLUS ALLOCATION*  STRATEGY*    ALLOCATION*    GROWTH STRATEGY* PLUS ALLOCATION*
                               ---------------- ----------------- ----------- --------------- ---------------- ----------------
ASSETS:
Investments in shares of The
 Trusts, at fair value........   $ 4,100,286      $ 180,317,497   $ 1,266,584 $ 1,589,600,380   $ 2,581,057     $ 890,786,915
Receivable for The Trusts
 shares sold..................            --                 --           118         304,983            --                --
Receivable for policy-related
 transactions.................         2,184            326,840            --              --        32,113           100,179
                                 -----------      -------------   ----------- ---------------   -----------     -------------
   Total assets...............     4,102,470        180,644,337     1,266,702   1,589,905,363     2,613,170       890,887,094
                                 -----------      -------------   ----------- ---------------   -----------     -------------

LIABILITIES:
Payable for The Trusts shares
 purchased....................         2,184            326,840            --              --        32,113           100,179
Payable for policy-related
 transactions.................            --                 --            81          55,135            --                --
                                 -----------      -------------   ----------- ---------------   -----------     -------------
   Total liabilities..........         2,184            326,840            81          55,135        32,113           100,179
                                 -----------      -------------   ----------- ---------------   -----------     -------------
NET ASSETS....................   $ 4,100,286      $ 180,317,497   $ 1,266,621 $ 1,589,850,228   $ 2,581,057     $ 890,786,915
                                 ===========      =============   =========== ===============   ===========     =============

NET ASSETS:
Accumulation Unit Value.......   $ 4,099,490      $ 180,296,216   $ 1,266,621 $ 1,583,044,003   $ 2,580,669     $ 890,720,368
Contracts in payout
 (annuitization) period.......            --                 --            --       6,806,225            --                --
Retained by AXA Equitable in
 Separate Account A...........           796             21,281            --              --           388            66,547
                                 -----------      -------------   ----------- ---------------   -----------     -------------
TOTAL NET ASSETS..............   $ 4,100,286      $ 180,317,497   $ 1,266,621 $ 1,589,850,228   $ 2,581,057     $ 890,786,915
                                 ===========      =============   =========== ===============   ===========     =============

Investments in shares of The
 Trusts, at cost..............   $ 4,044,786      $ 179,142,079   $ 1,138,091 $ 1,687,611,817   $ 2,557,881     $ 855,780,869
The Trusts shares held
   Class A....................            --                 --        94,491      95,295,468            --                --
   Class B....................       359,872         18,705,156            --      23,053,053       194,687        86,696,723

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                      EQ/ALLIANCEBERNSTEIN
                                                                        AXA TACTICAL        DYNAMIC        EQ/ALLIANCEBERNSTEIN
                               AXA TACTICAL AXA TACTICAL AXA TACTICAL     MANAGER      WEALTH STRATEGIES        SMALL CAP
                               MANAGER 400* MANAGER 500* MANAGER 2000* INTERNATIONAL*      PORTFOLIO*            GROWTH*
                               ------------ ------------ ------------- -------------- -------------------- --------------------
ASSETS:
Investments in shares of The
 Trusts, at fair value........  $3,273,415   $5,612,617   $1,866,789    $ 4,447,232        $1,419,712          $304,032,395
Receivable for The Trusts
 shares sold..................         900      350,903           --         20,608                --                15,787
Receivable for policy-related
 transactions.................          --           --        5,485             --            20,267                    --
                                ----------   ----------   ----------    -----------        ----------          ------------
   Total assets...............   3,274,315    5,963,520    1,872,274      4,467,840         1,439,979           304,048,182
                                ----------   ----------   ----------    -----------        ----------          ------------

LIABILITIES:
Payable for The Trusts shares
 purchased....................          --           --        5,485             --            20,267                    --
Payable for policy-related
 transactions.................         900      350,903           --         20,608                --                15,787
                                ----------   ----------   ----------    -----------        ----------          ------------
   Total liabilities..........         900      350,903        5,485         20,608            20,267                15,787
                                ----------   ----------   ----------    -----------        ----------          ------------
NET ASSETS....................  $3,273,415   $5,612,617   $1,866,789    $ 4,447,232        $1,419,712          $304,032,395
                                ==========   ==========   ==========    ===========        ==========          ============

NET ASSETS:
Accumulation Unit Value.......  $3,273,095   $5,612,102   $1,866,587    $ 4,446,620        $1,419,614          $302,013,074
Contracts in payout
 (annuitization) period.......          --           --           --             --                --             2,014,894
Retained by AXA Equitable in
 Separate Account A...........         320          515          202            612                98                 4,427
                                ----------   ----------   ----------    -----------        ----------          ------------
TOTAL NET ASSETS..............  $3,273,415   $5,612,617   $1,866,789    $ 4,447,232        $1,419,712          $304,032,395
                                ==========   ==========   ==========    ===========        ==========          ============

Investments in shares of The
 Trusts, at cost..............  $3,098,350   $5,438,014   $1,784,867    $ 4,184,751        $1,398,889          $264,143,837
The Trusts shares held
   Class A....................          --           --           --             --                --            15,302,576
   Class B....................     206,825      385,400      123,561        368,057           138,151             2,637,869

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                    EQ/AXA FRANKLIN EQ/BLACKROCK     EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL     EQ/COMMON
                                    SMALL CAP VALUE BASIC VALUE   ADVISORS EQUITY   SOCIALLY     GUARDIAN        STOCK
                                         CORE*        EQUITY*         INCOME*     RESPONSIBLE*  RESEARCH*       INDEX*
                                    --------------- ------------- --------------- ------------ ------------- --------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $ 15,133,441   $ 456,821,784  $ 70,746,755   $ 26,974,469 $ 166,786,718 $1,976,162,837
Receivable for The Trusts shares
 sold..............................            --              --            --             --        98,315        440,577
Receivable for policy-related
 transactions......................         5,615         210,249        29,431         30,811            --             --
                                     ------------   -------------  ------------   ------------ ------------- --------------
   Total assets....................    15,139,056     457,032,033    70,776,186     27,005,280   166,885,033  1,976,603,414
                                     ------------   -------------  ------------   ------------ ------------- --------------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................         5,615         210,249        29,431         30,811            --             --
Payable for policy-related
 transactions......................            --              --            --             --        98,315        303,683
                                     ------------   -------------  ------------   ------------ ------------- --------------
   Total liabilities...............         5,615         210,249        29,431         30,811        98,315        303,683
                                     ------------   -------------  ------------   ------------ ------------- --------------
NET ASSETS.........................  $ 15,133,441   $ 456,821,784  $ 70,746,755   $ 26,974,469 $ 166,786,718 $1,976,299,731
                                     ============   =============  ============   ============ ============= ==============

NET ASSETS:
Accumulation Unit Value............  $ 15,132,311   $ 456,812,413  $ 70,740,890   $ 26,788,757 $ 166,755,386 $1,963,538,808
Contracts in payout
 (annuitization) period............            --              --            --             --            --     12,676,935
Retained by AXA Equitable in
 Separate Account A................         1,130           9,371         5,865        185,712        31,332         83,988
                                     ------------   -------------  ------------   ------------ ------------- --------------
TOTAL NET ASSETS...................  $ 15,133,441   $ 456,821,784  $ 70,746,755   $ 26,974,469 $ 166,786,718 $1,976,299,731
                                     ============   =============  ============   ============ ============= ==============

Investments in shares of The
 Trusts, at cost...................  $ 13,661,357   $ 395,852,274  $ 61,018,904   $ 22,463,683 $ 140,695,383 $1,938,667,160
The Trusts shares held
   Class A.........................            --              --            --             --            --    103,794,289
   Class B.........................     1,412,502      31,203,404    12,037,457      3,247,863    11,425,151      5,209,280

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                    EQ/DAVIS                   EQ/EQUITY                  EQ/FRANKLIN
                                    EQ/CORE BOND    NEW YORK   EQ/EQUITY 500    GROWTH      EQ/FRANKLIN    TEMPLETON
                                       INDEX*       VENTURE*      INDEX*         PLUS*     CORE BALANCED* ALLOCATION*
                                    ------------- ------------ ------------- ------------- -------------- ------------
ASSETS:
Investments in shares of The
 Trusts, at fair value............. $ 120,953,667 $ 26,654,280 $831,784,431  $ 320,234,944  $ 72,647,017  $ 51,696,760
Receivable for The Trusts shares
 sold..............................        36,962       13,021           --         69,381        17,471            --
Receivable for policy-related
 transactions......................            --           --      123,503             --            --        30,991
                                    ------------- ------------ ------------  -------------  ------------  ------------
   Total assets....................   120,990,629   26,667,301  831,907,934    320,304,325    72,664,488    51,727,751
                                    ------------- ------------ ------------  -------------  ------------  ------------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................            --           --      123,503             --            --        30,991
Payable for policy-related
 transactions......................        36,962       13,021           --         69,381        17,471            --
                                    ------------- ------------ ------------  -------------  ------------  ------------
   Total liabilities...............        36,962       13,021      123,503         69,381        17,471        30,991
                                    ------------- ------------ ------------  -------------  ------------  ------------
NET ASSETS......................... $ 120,953,667 $ 26,654,280 $831,784,431  $ 320,234,944  $ 72,647,017  $ 51,696,760
                                    ============= ============ ============  =============  ============  ============

NET ASSETS:
Accumulation Unit Value............ $ 120,947,915 $ 26,650,496 $828,215,813  $ 320,204,281  $ 72,626,835  $ 51,678,756
Contracts in payout
 (annuitization) period............            --           --    3,413,963             --            --            --
Retained by AXA Equitable in
 Separate Account A................         5,752        3,784      154,655         30,663        20,182        18,004
                                    ------------- ------------ ------------  -------------  ------------  ------------
TOTAL NET ASSETS................... $ 120,953,667 $ 26,654,280 $831,784,431  $ 320,234,944  $ 72,647,017  $ 51,696,760
                                    ============= ============ ============  =============  ============  ============

Investments in shares of The
 Trusts, at cost................... $ 116,617,964 $ 24,191,715 $728,428,087  $ 263,194,893  $ 65,953,724  $ 46,326,011
The Trusts shares held
   Class A.........................            --           --   28,980,794             --            --            --
   Class B.........................    11,898,751    2,596,525    4,544,880     20,180,079     8,145,087     6,283,373

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                               EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL BOND EQ/GLOBAL MULTI- EQ/INTERMEDIATE  EQ/INTERNATIONAL
                               AND ACQUISITIONS* COMPANY VALUE*     PLUS*       SECTOR EQUITY*  GOVERNMENT BOND*    CORE PLUS*
                               ----------------- -------------- -------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The
 Trusts, at fair value........    $19,475,397     $456,753,343   $86,454,714     $382,178,697     $87,337,301      $127,021,030
Receivable for The Trusts
 shares sold..................             --          142,073            --               --          41,643                --
Receivable for policy-related
 transactions.................          8,448               --        27,234           78,213              --            14,217
                                  -----------     ------------   -----------     ------------     -----------      ------------
   Total assets...............     19,483,845      456,895,416    86,481,948      382,256,910      87,378,944       127,035,247
                                  -----------     ------------   -----------     ------------     -----------      ------------

LIABILITIES:
Payable for The Trusts shares
 purchased....................          8,448               --        27,234           78,213              --            14,217
Payable for policy-related
 transactions.................             --          142,073            --               --          69,301                --
                                  -----------     ------------   -----------     ------------     -----------      ------------
   Total liabilities..........          8,448          142,073        27,234           78,213          69,301            14,217
                                  -----------     ------------   -----------     ------------     -----------      ------------
NET ASSETS....................    $19,475,397     $456,753,343   $86,454,714     $382,178,697     $87,309,643      $127,021,030
                                  ===========     ============   ===========     ============     ===========      ============

NET ASSETS:
Accumulation Unit Value.......    $19,467,120     $456,724,134   $86,442,667     $382,122,331     $86,917,046      $127,017,809
Contracts in payout
 (annuitization) period.......             --               --            --               --         392,597                --
Retained by AXA Equitable in
 Separate Account A...........          8,277           29,209        12,047           56,366              --             3,221
                                  -----------     ------------   -----------     ------------     -----------      ------------
TOTAL NET ASSETS..............    $19,475,397     $456,753,343   $86,454,714     $382,178,697     $87,309,643      $127,021,030
                                  ===========     ============   ===========     ============     ===========      ============

Investments in shares of The
 Trusts, at cost..............    $19,346,771     $392,726,840   $88,478,385     $346,129,563     $84,564,397      $122,579,029
The Trusts shares held
   Class A....................             --               --            --               --       6,280,646                --
   Class B....................      1,557,536       10,803,682     8,776,787       30,925,609       2,132,528        14,337,572

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                       EQ/JPMORGAN
                                    EQ/INTERNATIONAL EQ/INTERNATIONAL     VALUE      EQ/LARGE CAP CORE EQ/LARGE CAP  EQ/LARGE CAP
                                     EQUITY INDEX*     VALUE PLUS*    OPPORTUNITIES*       PLUS*       GROWTH INDEX* GROWTH PLUS*
                                    ---------------- ---------------- -------------- ----------------- ------------- ------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............   $411,657,076     $211,692,025    $45,445,482      $13,486,698    $131,434,895  $230,652,384
Receivable for The Trusts shares
 sold..............................             --           42,693             --               --              --       217,421
Receivable for policy-related
 transactions......................         78,205               --          6,242            4,742          40,267            --
                                      ------------     ------------    -----------      -----------    ------------  ------------
   Total assets....................    411,735,281      211,734,718     45,451,724       13,491,440     131,475,162   230,869,805
                                      ------------     ------------    -----------      -----------    ------------  ------------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................         78,205               --          6,242            4,742          40,267            --
Payable for policy-related
 transactions......................             --           42,693             --               --              --       217,421
                                      ------------     ------------    -----------      -----------    ------------  ------------
   Total liabilities...............         78,205           42,693          6,242            4,742          40,267       217,421
                                      ------------     ------------    -----------      -----------    ------------  ------------
NET ASSETS.........................   $411,657,076     $211,692,025    $45,445,482      $13,486,698    $131,434,895  $230,652,384
                                      ============     ============    ===========      ===========    ============  ============

NET ASSETS:
Accumulation Unit Value............   $409,994,800     $211,658,168    $45,421,602      $13,440,762    $131,427,189  $230,620,232
Contracts in payout
 (annuitization) period............      1,600,389               --             --               --              --            --
Retained by AXA Equitable in
 Separate Account A................         61,887           33,857         23,880           45,936           7,706        32,152
                                      ------------     ------------    -----------      -----------    ------------  ------------
TOTAL NET ASSETS...................   $411,657,076     $211,692,025    $45,445,482      $13,486,698    $131,434,895  $230,652,384
                                      ============     ============    ===========      ===========    ============  ============

Investments in shares of The
 Trusts, at cost...................   $468,701,148     $199,758,137    $38,456,872      $13,679,072    $104,913,502  $194,373,288
The Trusts shares held
   Class A.........................     44,737,162               --             --               --              --            --
   Class B.........................      5,301,691       19,146,707      4,308,918        1,947,852      13,368,376    12,779,130

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                 EQ/MFS
                                    EQ/LARGE CAP EQ/LARGE CAP EQ/LORD ABBETT  INTERNATIONAL                   EQ/MID CAP VALUE
                                    VALUE INDEX* VALUE PLUS*  LARGE CAP CORE*    GROWTH*    EQ/MID CAP INDEX*      PLUS*
                                    ------------ ------------ --------------- ------------- ----------------- ----------------
ASSETS:
Investments in shares of The
 Trusts, at fair value............. $40,232,884  $711,494,680   $39,255,450    $80,382,828    $336,232,062      $426,233,391
Receivable for The Trusts shares
 sold..............................          --        94,795            --          4,131              --            93,954
Receivable for policy-related
 transactions......................         928            --        16,765             --          67,212                --
                                    -----------  ------------   -----------    -----------    ------------      ------------
   Total assets....................  40,233,812   711,589,475    39,272,215     80,386,959     336,299,274       426,327,345
                                    -----------  ------------   -----------    -----------    ------------      ------------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................         928            --        16,765             --          67,212                --
Payable for policy-related
 transactions......................          --        94,795            --          4,131              --            93,954
                                    -----------  ------------   -----------    -----------    ------------      ------------
   Total liabilities...............         928        94,795        16,765          4,131          67,212            93,954
                                    -----------  ------------   -----------    -----------    ------------      ------------
NET ASSETS......................... $40,232,884  $711,494,680   $39,255,450    $80,382,828    $336,232,062      $426,233,391
                                    ===========  ============   ===========    ===========    ============      ============

NET ASSETS:
Accumulation Unit Value............ $40,228,703  $707,862,509   $39,251,055    $80,371,435    $336,215,147      $426,204,618
Contracts in payout
 (annuitization) period............          --     3,440,600            --             --              --                --
Retained by AXA Equitable in
 Separate Account A................       4,181       191,571         4,395         11,393          16,915            28,773
                                    -----------  ------------   -----------    -----------    ------------      ------------
TOTAL NET ASSETS................... $40,232,884  $711,494,680   $39,255,450    $80,382,828    $336,232,062      $426,233,391
                                    ===========  ============   ===========    ===========    ============      ============

Investments in shares of The
 Trusts, at cost................... $35,240,115  $703,944,390   $36,220,256    $74,128,006    $261,682,326      $334,471,477
The Trusts shares held
   Class A.........................          --    57,969,436            --             --              --                --
   Class B.........................   6,826,039     7,354,688     3,133,684     12,128,288      36,012,448        40,721,913

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                    EQ/MORGAN
                                                  EQ/MONTAG &    STANLEY MID CAP EQ/MUTUAL LARGE EQ/OPPENHEIMER EQ/PIMCO ULTRA
                               EQ/MONEY MARKET* CALDWELL GROWTH*     GROWTH*       CAP EQUITY*      GLOBAL*      SHORT BOND*
                               ---------------- ---------------- --------------- --------------- -------------- --------------
ASSETS:
Investments in shares of The
 Trusts, at fair value........   $95,272,644      $38,861,269     $215,646,092     $26,271,243    $62,008,620    $115,188,446
Receivable for The Trusts
 shares sold..................            --               --          270,210              --             --              --
Receivable for policy-related
 transactions.................       121,944           35,683               --             311         49,260             565
                                 -----------      -----------     ------------     -----------    -----------    ------------
   Total assets...............    95,394,588       38,896,952      215,916,302      26,271,554     62,057,880     115,189,011
                                 -----------      -----------     ------------     -----------    -----------    ------------

LIABILITIES:
Payable for The Trusts shares
 purchased....................       121,946           35,683               --             311         49,260             565
Payable for policy-related
 transactions.................            --               --          270,210              --             --              --
                                 -----------      -----------     ------------     -----------    -----------    ------------
   Total liabilities..........       121,946           35,683          270,210             311         49,260             565
                                 -----------      -----------     ------------     -----------    -----------    ------------
NET ASSETS....................   $95,272,642      $38,861,269     $215,646,092     $26,271,243    $62,008,620    $115,188,446
                                 ===========      ===========     ============     ===========    ===========    ============

NET ASSETS:
Accumulation Unit Value.......   $94,443,084      $38,860,895     $215,643,382     $26,266,218    $62,005,445    $115,180,304
Contracts in payout
 (annuitization) period.......       605,232               --               --              --             --              --
Retained by AXA Equitable in
 Separate Account A...........       224,326              374            2,710           5,025          3,175           8,142
                                 -----------      -----------     ------------     -----------    -----------    ------------
TOTAL NET ASSETS..............   $95,272,642      $38,861,269     $215,646,092     $26,271,243    $62,008,620    $115,188,446
                                 ===========      ===========     ============     ===========    ===========    ============

Investments in shares of The
 Trusts, at cost..............   $95,294,778      $33,474,349     $228,769,185     $21,837,906    $56,279,015    $115,087,875
The Trusts shares held
   Class A....................    60,748,949               --               --              --             --          16,112
   Class B....................    34,492,406        5,556,620       13,927,567       2,800,380      5,427,032      11,529,291

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                    EQ/QUALITY BOND EQ/SMALL COMPANY EQ/T. ROWE PRICE  EQ/TEMPLETON  EQ/UBS GROWTH EQ/VAN KAMPEN
                                         PLUS*           INDEX*       GROWTH STOCK*   GLOBAL EQUITY*   & INCOME*     COMSTOCK*
                                    --------------- ---------------- ---------------- -------------- ------------- -------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $125,743,903     $190,857,941     $204,880,784    $34,851,704    $18,984,758   $26,680,663
Receivable for The Trusts shares
 sold..............................        55,182               --               --             --         25,058        12,005
Receivable for policy-related
 transactions......................            --           28,485          206,330         25,903             --            --
                                     ------------     ------------     ------------    -----------    -----------   -----------
   Total assets....................   125,799,085      190,886,426      205,087,114     34,877,607     19,009,816    26,692,668
                                     ------------     ------------     ------------    -----------    -----------   -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................            --           28,485          206,330         25,903             --            --
Payable for policy-related
 transactions......................        55,182               --               --             --         25,058        12,005
                                     ------------     ------------     ------------    -----------    -----------   -----------
   Total liabilities...............        55,182           28,485          206,330         25,903         25,058        12,005
                                     ------------     ------------     ------------    -----------    -----------   -----------
NET ASSETS.........................  $125,743,903     $190,857,941     $204,880,784    $34,851,704    $18,984,758   $26,680,663
                                     ============     ============     ============    ===========    ===========   ===========

NET ASSETS:
Accumulation Unit Value............  $124,933,285     $190,669,100     $204,879,184    $34,837,411    $18,984,192   $26,677,295
Contracts in payout
 (annuitization) period............       634,609               --               --             --             --            --
Retained by AXA Equitable in
 Separate Account A................       176,009          188,841            1,600         14,293            566         3,368
                                     ------------     ------------     ------------    -----------    -----------   -----------
TOTAL NET ASSETS...................  $125,743,903     $190,857,941     $204,880,784    $34,851,704    $18,984,758   $26,680,663
                                     ============     ============     ============    ===========    ===========   ===========

Investments in shares of The
 Trusts, at cost...................  $134,552,510     $170,657,015     $171,595,462    $31,446,110    $16,852,731   $22,243,684
The Trusts shares held
   Class A.........................    11,249,218               --               --             --             --            --
   Class B.........................     3,365,409       19,646,149        8,540,482      3,810,051      2,957,099     2,471,835

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                   FIDELITY(R) VIP
                                    EQ/WELLS FARGO  CONTRAFUND(R)  FIDELITY(R) VIP EQUITY- FIDELITY(R) VIP MID GOLDMAN SACHS VIT
                                    OMEGA GROWTH*     PORTFOLIO       INCOME PORTFOLIO        CAP PORTFOLIO    MID CAP VALUE FUND
                                    -------------- --------------- ----------------------- ------------------- ------------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $131,547,810   $131,738,109         $1,910,834            $7,525,413         $10,956,971
Receivable for policy-related
 transactions......................       153,681        224,909              5,736                28,205              17,697
                                     ------------   ------------         ----------            ----------         -----------
   Total assets....................   131,701,491    131,963,018          1,916,570             7,553,618          10,974,668
                                     ------------   ------------         ----------            ----------         -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................       153,681        224,909              5,646                28,205              17,697
                                     ------------   ------------         ----------            ----------         -----------
   Total liabilities...............       153,681        224,909              5,646                28,205              17,697
                                     ------------   ------------         ----------            ----------         -----------
NET ASSETS.........................  $131,547,810   $131,738,109         $1,910,924            $7,525,413         $10,956,971
                                     ============   ============         ==========            ==========         ===========

NET ASSETS:
Accumulation Unit Value............  $131,514,785   $131,733,455         $1,910,924            $7,524,671         $10,956,718
Retained by AXA Equitable in
 Separate Account A................        33,025          4,654                 --                   742                 253
                                     ------------   ------------         ----------            ----------         -----------
TOTAL NET ASSETS...................  $131,547,810   $131,738,109         $1,910,924            $7,525,413         $10,956,971
                                     ============   ============         ==========            ==========         ===========

Investments in shares of The
 Trusts, at cost...................  $124,114,326   $123,315,476         $1,905,882            $7,826,540         $10,289,955
The Trusts shares held
   Class B.........................    11,912,832             --                 --                    --                  --
   Series II.......................            --             --                 --                    --                  --
   Service Class 2.................            --      5,066,850             97,392               251,014                  --
   Service Shares..................            --             --                 --                    --             713,809

                                    INVESCO V.I.
                                     DIVERSIFIED
                                    DIVIDEND FUND
                                    -------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............   $723,842
Receivable for policy-related
 transactions......................      1,049
                                      --------
   Total assets....................    724,891
                                      --------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................      1,049
                                      --------
   Total liabilities...............      1,049
                                      --------
NET ASSETS.........................   $723,842
                                      ========

NET ASSETS:
Accumulation Unit Value............   $723,842
Retained by AXA Equitable in
 Separate Account A................         --
                                      --------
TOTAL NET ASSETS...................   $723,842
                                      ========

Investments in shares of The
 Trusts, at cost...................   $674,539
The Trusts shares held
   Class B.........................         --
   Series II.......................     44,462
   Service Class 2.................         --
   Service Shares..................         --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                          INVESCO V.I.
                                    INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL INVESCO V.I. MID CAP INVESCO V.I. SMALL
                                     REAL ESTATE FUND      YIELD FUND      GROWTH FUND    CORE EQUITY FUND    CAP EQUITY FUND
                                    ------------------- ----------------- ------------- -------------------- ------------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............     $30,274,641        $12,652,262     $19,462,627       $9,766,482          $4,644,284
Receivable for policy-related
 transactions......................          32,426             60,995         145,362           10,889               7,381
                                        -----------        -----------     -----------       ----------          ----------
   Total assets....................      30,307,067         12,713,257      19,607,989        9,777,371           4,651,665
                                        -----------        -----------     -----------       ----------          ----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................          32,426             60,922         145,304           10,889               7,381
                                        -----------        -----------     -----------       ----------          ----------
   Total liabilities...............          32,426             60,922         145,304           10,889               7,381
                                        -----------        -----------     -----------       ----------          ----------
NET ASSETS.........................     $30,274,641        $12,652,335     $19,462,685       $9,766,482          $4,644,284
                                        ===========        ===========     ===========       ==========          ==========

NET ASSETS:
Accumulation Unit Value............     $30,273,483        $12,652,335     $19,462,685       $9,766,329          $4,643,293
Retained by AXA Equitable in
 Separate Account A................           1,158                 --              --              153                 991
                                        -----------        -----------     -----------       ----------          ----------
TOTAL NET ASSETS...................     $30,274,641        $12,652,335     $19,462,685       $9,766,482          $4,644,284
                                        ===========        ===========     ===========       ==========          ==========

Investments in shares of The
 Trusts, at cost...................     $26,922,045        $12,353,315     $18,134,535       $9,481,059          $4,267,615
The Trusts shares held
   Common Shares...................              --                 --              --               --                  --
   Series II.......................       2,003,616          2,263,374         655,749          776,350             253,647

                                    IVY FUNDS VIP
                                       ENERGY
                                    -------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $21,722,165
Receivable for policy-related
 transactions......................      106,944
                                     -----------
   Total assets....................   21,829,109
                                     -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................      106,944
                                     -----------
   Total liabilities...............      106,944
                                     -----------
NET ASSETS.........................  $21,722,165
                                     ===========

NET ASSETS:
Accumulation Unit Value............  $21,720,784
Retained by AXA Equitable in
 Separate Account A................        1,381
                                     -----------
TOTAL NET ASSETS...................  $21,722,165
                                     ===========

Investments in shares of The
 Trusts, at cost...................  $21,754,694
The Trusts shares held
   Common Shares...................    3,685,408
   Series II.......................           --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                             LAZARD RETIREMENT     MFS(R)
                                    IVY FUNDS VIP HIGH IVY FUNDS VIP MID IVY FUNDS VIP SMALL EMERGING MARKETS   INTERNATIONAL
                                          INCOME          CAP GROWTH         CAP GROWTH      EQUITY PORTFOLIO  VALUE PORTFOLIO
                                    ------------------ ----------------- ------------------- ----------------- ---------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............    $88,395,671        $27,508,314        $5,529,099         $91,664,934      $61,845,600
Receivable for policy-related
 transactions......................        424,330            158,297            22,639              52,371           64,173
                                       -----------        -----------        ----------         -----------      -----------
   Total assets....................     88,820,001         27,666,611         5,551,738          91,717,305       61,909,773
                                       -----------        -----------        ----------         -----------      -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................        423,872            153,893            22,639              52,371           61,633
                                       -----------        -----------        ----------         -----------      -----------
   Total liabilities...............        423,872            153,893            22,639              52,371           61,633
                                       -----------        -----------        ----------         -----------      -----------
NET ASSETS.........................    $88,396,129        $27,512,718        $5,529,099         $91,664,934      $61,848,140
                                       ===========        ===========        ==========         ===========      ===========

NET ASSETS:
Accumulation Unit Value............    $88,396,129        $27,512,718        $5,526,910         $91,646,445      $61,848,140
Retained by AXA Equitable in
 Separate Account A................             --                 --             2,189              18,489               --
                                       -----------        -----------        ----------         -----------      -----------
TOTAL NET ASSETS...................    $88,396,129        $27,512,718        $5,529,099         $91,664,934      $61,848,140
                                       ===========        ===========        ==========         ===========      ===========

Investments in shares of The
 Trusts, at cost...................    $82,821,730        $27,289,899        $5,762,523         $87,199,477      $56,922,144
The Trusts shares held
   Common Shares...................     23,292,053          3,222,057           576,182                  --               --
   Service Class...................             --                 --                --                  --        3,608,261
   Service Shares..................             --                 --                --           4,125,335               --

                                    MFS(R) INVESTORS
                                      GROWTH STOCK
                                         SERIES
                                    ----------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............    $5,419,376
Receivable for policy-related
 transactions......................         1,122
                                       ----------
   Total assets....................     5,420,498
                                       ----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................         1,122
                                       ----------
   Total liabilities...............         1,122
                                       ----------
NET ASSETS.........................    $5,419,376
                                       ==========

NET ASSETS:
Accumulation Unit Value............    $5,419,080
Retained by AXA Equitable in
 Separate Account A................           296
                                       ----------
TOTAL NET ASSETS...................    $5,419,376
                                       ==========

Investments in shares of The
 Trusts, at cost...................    $5,197,338
The Trusts shares held
   Common Shares...................            --
   Service Class...................       454,265
   Service Shares..................            --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                    MFS(R) INVESTORS MFS(R) TECHNOLOGY MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER
                                      TRUST SERIES       PORTFOLIO          SERIES      AGGRESSIVE EQUITY*  CORE BOND*
                                    ---------------- ----------------- ---------------- ------------------ ------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............    $6,232,042       $18,530,094      $41,304,735       $525,231,204    $145,643,149
Receivable for The Trusts shares
 sold..............................            --                --               --            181,681           8,935
Receivable for policy-related
 transactions......................        16,966            33,202           66,267                 --              --
                                       ----------       -----------      -----------       ------------    ------------
   Total assets....................     6,249,008        18,563,296       41,371,002        525,412,885     145,652,084
                                       ----------       -----------      -----------       ------------    ------------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................        16,867            32,184           66,267                 --              --
Payable for policy-related
 transactions......................            --                --               --            120,664           8,935
                                       ----------       -----------      -----------       ------------    ------------
   Total liabilities...............        16,867            32,184           66,267            120,664           8,935
                                       ----------       -----------      -----------       ------------    ------------
NET ASSETS.........................    $6,232,141       $18,531,112      $41,304,735       $525,292,221    $145,643,149
                                       ==========       ===========      ===========       ============    ============

NET ASSETS:
Accumulation Unit Value............    $6,232,141       $18,531,112      $41,304,473       $524,392,392    $145,633,971
Contracts in payout
 (annuitization) period............            --                --               --            899,829              --
Retained by AXA Equitable in
 Separate Account A................            --                --              262                 --           9,178
                                       ----------       -----------      -----------       ------------    ------------
TOTAL NET ASSETS...................    $6,232,141       $18,531,112      $41,304,735       $525,292,221    $145,643,149
                                       ==========       ===========      ===========       ============    ============

Investments in shares of The
 Trusts, at cost...................    $5,692,795       $17,854,005      $39,667,446       $533,925,293    $150,259,426
The Trusts shares held
   Class A.........................            --                --               --         17,286,507              --
   Class B.........................            --                --               --            731,770      14,132,461
   Service Class...................       273,575         2,409,635        1,513,548                 --              --

                                    MULTIMANAGER
                                    INTERNATIONAL
                                       EQUITY*
                                    -------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $55,008,634
Receivable for The Trusts shares
 sold..............................           --
Receivable for policy-related
 transactions......................       83,022
                                     -----------
   Total assets....................   55,091,656
                                     -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................       83,022
Payable for policy-related
 transactions......................           --
                                     -----------
   Total liabilities...............       83,022
                                     -----------
NET ASSETS.........................  $55,008,634
                                     ===========

NET ASSETS:
Accumulation Unit Value............  $55,003,605
Contracts in payout
 (annuitization) period............           --
Retained by AXA Equitable in
 Separate Account A................        5,029
                                     -----------
TOTAL NET ASSETS...................  $55,008,634
                                     ===========

Investments in shares of The
 Trusts, at cost...................  $52,232,656
The Trusts shares held
   Class A.........................           --
   Class B.........................    5,347,598
   Service Class...................           --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                     MULTIMANAGER                                                     MULTIMANAGER MULTIMANAGER
                                    LARGE CAP CORE   MULTIMANAGER   MULTIMANAGER MID MULTIMANAGER MID MULTI-SECTOR    SMALL
                                       EQUITY*     LARGE CAP VALUE*   CAP GROWTH*       CAP VALUE*       BOND*     CAP GROWTH*
                                    -------------- ---------------- ---------------- ---------------- ------------ ------------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............  $12,250,116     $48,064,853      $63,011,061      $56,933,299    $119,889,972 $38,769,971
Receivable for The Trusts shares
 sold..............................        9,010              --           17,762               --              --      10,002
Receivable for policy-related
 transactions......................           --           3,884               --               66         113,969          --
                                     -----------     -----------      -----------      -----------    ------------ -----------
   Total assets....................   12,259,126      48,068,737       63,028,823       56,933,365     120,003,941  38,779,973
                                     -----------     -----------      -----------      -----------    ------------ -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................           --           3,884               --               66         113,969          --
Payable for policy-related
 transactions......................        9,010              --           17,762               --              --     174,862
                                     -----------     -----------      -----------      -----------    ------------ -----------
   Total liabilities...............        9,010           3,884           17,762               66         113,969     174,862
                                     -----------     -----------      -----------      -----------    ------------ -----------
NET ASSETS.........................  $12,250,116     $48,064,853      $63,011,061      $56,933,299    $119,889,972 $38,605,111
                                     ===========     ===========      ===========      ===========    ============ ===========

NET ASSETS:
Accumulation Unit Value............  $12,242,714     $48,051,486      $62,997,713      $56,917,337    $119,369,788 $38,523,055
Contracts in payout
 (annuitization) period............           --              --               --               --         445,191          --
Retained by AXA Equitable in
 Separate Account A................        7,402          13,367           13,348           15,962          74,993      82,056
                                     -----------     -----------      -----------      -----------    ------------ -----------
TOTAL NET ASSETS...................  $12,250,116     $48,064,853      $63,011,061      $56,933,299    $119,889,972 $38,605,111
                                     ===========     ===========      ===========      ===========    ============ ===========

Investments in shares of The
 Trusts, at cost...................  $10,392,493     $39,116,522      $48,901,375      $48,513,230    $130,191,186 $34,291,100
The Trusts shares held
   Class A.........................           --              --               --               --      21,859,835          --
   Class B.........................    1,145,915       4,605,060        6,591,880        5,818,222       7,865,877   4,676,854

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                         PIMCO VARIABLE
                                                                                        INSURANCE TRUST
                                      MULTIMANAGER   MULTIMANAGER OPPENHEIMER MAIN  COMMODITY REAL RETURN(R) TARGET 2015
                                    SMALL CAP VALUE* TECHNOLOGY*  STREET FUND(R)/VA    STRATEGY PORTFOLIO    ALLOCATION*
                                    ---------------- ------------ ----------------- ------------------------ -----------
ASSETS:
Investments in shares of The
 Trusts, at fair value.............   $112,241,323   $113,714,654     $520,984             $3,633,111        $22,219,602
Receivable for The Trusts shares
 sold..............................         32,124        220,901           --                     --            131,876
Receivable for policy-related
 transactions......................             --             --       17,013                 23,421                 --
                                      ------------   ------------     --------             ----------        -----------
   Total assets....................    112,273,447    113,935,555      537,997              3,656,532         22,351,478
                                      ------------   ------------     --------             ----------        -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................             --             --       17,013                 23,421                 --
Payable for policy-related
 transactions......................         32,124        220,901           --                     --            131,876
                                      ------------   ------------     --------             ----------        -----------
   Total liabilities...............         32,124        220,901       17,013                 23,421            131,876
                                      ------------   ------------     --------             ----------        -----------
NET ASSETS.........................   $112,241,323   $113,714,654     $520,984             $3,633,111        $22,219,602
                                      ============   ============     ========             ==========        ===========

NET ASSETS:
Accumulation Unit Value............   $112,152,246   $113,684,470     $520,761             $3,632,970        $22,217,056
Retained by AXA Equitable in
 Separate Account A................         89,077         30,184          223                    141              2,546
                                      ------------   ------------     --------             ----------        -----------
TOTAL NET ASSETS...................   $112,241,323   $113,714,654     $520,984             $3,633,111        $22,219,602
                                      ============   ============     ========             ==========        ===========

Investments in shares of The
 Trusts, at cost...................   $ 89,146,662   $101,954,322     $480,551             $3,962,710        $21,473,404
The Trusts shares held
   Advisor Class...................             --             --           --                503,899                 --
   Class B.........................      9,849,979      8,223,101           --                     --          2,434,569
   Service Class...................             --             --       21,908                     --                 --


                                    TARGET 2025
                                    ALLOCATION*
                                    -----------
ASSETS:
Investments in shares of The
 Trusts, at fair value............. $34,950,913
Receivable for The Trusts shares
 sold..............................          --
Receivable for policy-related
 transactions......................      71,329
                                    -----------
   Total assets....................  35,022,242
                                    -----------

LIABILITIES:
Payable for The Trusts shares
 purchased.........................      71,329
Payable for policy-related
 transactions......................          --
                                    -----------
   Total liabilities...............      71,329
                                    -----------
NET ASSETS......................... $34,950,913
                                    ===========

NET ASSETS:
Accumulation Unit Value............ $34,948,271
Retained by AXA Equitable in
 Separate Account A................       2,642
                                    -----------
TOTAL NET ASSETS................... $34,950,913
                                    ===========

Investments in shares of The
 Trusts, at cost................... $32,559,614
The Trusts shares held
   Advisor Class...................          --
   Class B.........................   3,786,619
   Service Class...................          --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                            TEMPLETON   VAN ECK VIP
                                                                              GLOBAL      GLOBAL
                                                                               BOND        HARD
                                                    TARGET 2035 TARGET 2045 SECURITIES    ASSETS
                                                    ALLOCATION* ALLOCATION*    FUND        FUND
                                                    ----------- ----------- ----------- ----------- -   -
ASSETS:
Investments in shares of The Trusts, at fair value. $30,836,990 $21,756,102 $15,646,864 $13,911,139
Receivable for policy-related transactions.........      14,305      18,455      37,478      21,869
                                                    ----------- ----------- ----------- ----------- -   -
   Total assets....................................  30,851,295  21,774,557  15,684,342  13,933,008
                                                    ----------- ----------- ----------- ----------- -   -

LIABILITIES:
Payable for The Trusts shares purchased............      14,305      18,455      37,478      21,869
                                                    ----------- ----------- ----------- ----------- -   -
   Total liabilities...............................      14,305      18,455      37,478      21,869
                                                    ----------- ----------- ----------- ----------- -   -
NET ASSETS......................................... $30,836,990 $21,756,102 $15,646,864 $13,911,139
                                                    =========== =========== =========== =========== =   =

NET ASSETS:
Accumulation Unit Value............................ $30,826,152 $21,755,953 $15,646,713 $13,909,101
Retained by AXA Equitable in Separate Account A....      10,838         149         151       2,038
                                                    ----------- ----------- ----------- ----------- -   -
TOTAL NET ASSETS................................... $30,836,990 $21,756,102 $15,646,864 $13,911,139
                                                    =========== =========== =========== =========== =   =

Investments in shares of The Trusts, at cost....... $28,311,065 $19,968,297 $15,190,182 $14,290,966
The Trusts shares held
   Class B.........................................   3,360,661   2,468,690          --          --
   Class S.........................................          --          --                 490,174
   Class 2.........................................          --          --     803,640          --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                               UNITS
                                        CONTRACT                            OUTSTANDING
                                        CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                        -------- --------------- ---------- -----------
ALL ASSET GROWTH-ALT 20................  0.50%         B          $128.21         --
ALL ASSET GROWTH-ALT 20................  0.70%         B          $127.35         --
ALL ASSET GROWTH-ALT 20................  0.90%         B          $126.51          7
ALL ASSET GROWTH-ALT 20................  0.95%         B          $126.30          8
ALL ASSET GROWTH-ALT 20................  1.00%         B          $126.09          3
ALL ASSET GROWTH-ALT 20................  1.10%         B          $125.67          9
ALL ASSET GROWTH-ALT 20................  1.20%         B          $125.25         96
ALL ASSET GROWTH-ALT 20................  1.25%         B          $125.04         22
ALL ASSET GROWTH-ALT 20................  1.34%         B          $124.66        164
ALL ASSET GROWTH-ALT 20................  1.45%         B          $124.20         --
AMERICAN CENTURY VP MID CAP VALUE FUND.  0.50%      CLASS II      $121.35         --
AMERICAN CENTURY VP MID CAP VALUE FUND.  0.70%      CLASS II      $120.69         --
AMERICAN CENTURY VP MID CAP VALUE FUND.  0.90%      CLASS II      $120.04          1
AMERICAN CENTURY VP MID CAP VALUE FUND.  1.00%      CLASS II      $119.71         --
AMERICAN CENTURY VP MID CAP VALUE FUND.  1.10%      CLASS II      $119.39         --
AMERICAN CENTURY VP MID CAP VALUE FUND.  1.20%      CLASS II      $119.06         30
AXA AGGRESSIVE ALLOCATION..............  0.50%         B          $146.13          3
AXA AGGRESSIVE ALLOCATION..............  0.70%         B          $143.43          8
AXA AGGRESSIVE ALLOCATION..............  0.80%         B          $173.90         --
AXA AGGRESSIVE ALLOCATION..............  0.90%         B          $140.78        191
AXA AGGRESSIVE ALLOCATION..............  0.95%         B          $140.12        113
AXA AGGRESSIVE ALLOCATION..............  1.00%         B          $139.47          1
AXA AGGRESSIVE ALLOCATION..............  1.10%         B          $138.17        107
AXA AGGRESSIVE ALLOCATION..............  1.20%         B          $136.88        574
AXA AGGRESSIVE ALLOCATION..............  1.25%         B          $ 84.28         52
AXA AGGRESSIVE ALLOCATION..............  1.30%         B          $ 94.90         29
AXA AGGRESSIVE ALLOCATION..............  1.34%         B          $135.10      2,024
AXA AGGRESSIVE ALLOCATION..............  1.35%         B          $134.97          1
AXA AGGRESSIVE ALLOCATION..............  1.45%         B          $133.71          1
AXA BALANCED STRATEGY..................  1.10%         A          $116.35         --
AXA BALANCED STRATEGY..................  1.25%         A          $115.77          2
AXA BALANCED STRATEGY..................  0.50%         B          $103.82         --
AXA BALANCED STRATEGY..................  0.90%         B          $103.55          1
AXA BALANCED STRATEGY..................  0.95%         B          $103.52          1
AXA BALANCED STRATEGY..................  1.10%         B          $103.42          1
AXA BALANCED STRATEGY..................  1.20%         B          $103.35          3
AXA BALANCED STRATEGY..................  1.25%         B          $103.32          4
AXA BALANCED STRATEGY..................  1.25%         B          $123.99         68
AXA BALANCED STRATEGY..................  1.30%         B          $123.78        330
AXA BALANCED STRATEGY..................  1.34%         B          $103.26         13
AXA CONSERVATIVE ALLOCATION............  0.50%         B          $133.63          2
AXA CONSERVATIVE ALLOCATION............  0.70%         B          $131.16          1
AXA CONSERVATIVE ALLOCATION............  0.90%         B          $128.74         37
AXA CONSERVATIVE ALLOCATION............  0.95%         B          $128.14         75
AXA CONSERVATIVE ALLOCATION............  1.00%         B          $127.55         --
AXA CONSERVATIVE ALLOCATION............  1.10%         B          $126.36         40
AXA CONSERVATIVE ALLOCATION............  1.20%         B          $125.18        205
AXA CONSERVATIVE ALLOCATION............  1.25%         B          $107.86        214
AXA CONSERVATIVE ALLOCATION............  1.30%         B          $111.00         18

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
AXA CONSERVATIVE ALLOCATION......  1.34%          B         $123.55        433
AXA CONSERVATIVE ALLOCATION......  1.35%          B         $123.44         --
AXA CONSERVATIVE ALLOCATION......  1.45%          B         $122.28         --

AXA CONSERVATIVE GROWTH STRATEGY.  0.50%          B         $103.19         --
AXA CONSERVATIVE GROWTH STRATEGY.  0.90%          B         $102.93          1
AXA CONSERVATIVE GROWTH STRATEGY.  0.95%          B         $102.89          1
AXA CONSERVATIVE GROWTH STRATEGY.  1.10%          B         $102.79         --
AXA CONSERVATIVE GROWTH STRATEGY.  1.20%          B         $102.73          1
AXA CONSERVATIVE GROWTH STRATEGY.  1.25%          B         $102.69          3
AXA CONSERVATIVE GROWTH STRATEGY.  1.25%          B         $121.39         15
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B         $121.18         53
AXA CONSERVATIVE GROWTH STRATEGY.  1.34%          B         $102.63          7

AXA CONSERVATIVE STRATEGY........  0.70%          B         $101.74         --
AXA CONSERVATIVE STRATEGY........  0.90%          B         $101.61          1
AXA CONSERVATIVE STRATEGY........  0.95%          B         $101.58         --
AXA CONSERVATIVE STRATEGY........  1.20%          B         $101.41          2
AXA CONSERVATIVE STRATEGY........  1.25%          B         $101.38         --
AXA CONSERVATIVE STRATEGY........  1.25%          B         $114.65          6
AXA CONSERVATIVE STRATEGY........  1.30%          B         $114.45         23
AXA CONSERVATIVE STRATEGY........  1.34%          B         $101.32          5

AXA CONSERVATIVE-PLUS ALLOCATION.  0.50%          B         $136.50          1
AXA CONSERVATIVE-PLUS ALLOCATION.  0.70%          B         $133.98          3
AXA CONSERVATIVE-PLUS ALLOCATION.  0.80%          B         $139.94         --
AXA CONSERVATIVE-PLUS ALLOCATION.  0.90%          B         $131.51         79
AXA CONSERVATIVE-PLUS ALLOCATION.  0.95%          B         $130.90         51
AXA CONSERVATIVE-PLUS ALLOCATION.  1.00%          B         $130.29         --
AXA CONSERVATIVE-PLUS ALLOCATION.  1.10%          B         $129.08         48
AXA CONSERVATIVE-PLUS ALLOCATION.  1.20%          B         $127.87        364
AXA CONSERVATIVE-PLUS ALLOCATION.  1.25%          B         $101.55        114
AXA CONSERVATIVE-PLUS ALLOCATION.  1.30%          B         $107.03         24
AXA CONSERVATIVE-PLUS ALLOCATION.  1.34%          B         $126.21        760
AXA CONSERVATIVE-PLUS ALLOCATION.  1.35%          B         $126.09         --
AXA CONSERVATIVE-PLUS ALLOCATION.  1.45%          B         $124.91         --

AXA GROWTH STRATEGY..............  1.10%          A         $119.81          8
AXA GROWTH STRATEGY..............  1.25%          A         $119.21          3

AXA MODERATE ALLOCATION..........  0.70%          A         $178.43         13
AXA MODERATE ALLOCATION..........  0.90%          A         $212.01        223
AXA MODERATE ALLOCATION..........  1.20%          A         $186.40         71
AXA MODERATE ALLOCATION***.......  1.34%          A         $ 66.55     14,597
AXA MODERATE ALLOCATION..........  1.35%          A         $218.36      1,074
AXA MODERATE ALLOCATION..........  1.35%          A         $219.75         27
AXA MODERATE ALLOCATION..........  1.45%          A         $139.83          4
AXA MODERATE ALLOCATION..........  0.40%          B         $102.42         27
AXA MODERATE ALLOCATION..........  0.50%          B         $128.20         13
AXA MODERATE ALLOCATION..........  0.70%          B         $137.08         --
AXA MODERATE ALLOCATION..........  0.80%          B         $145.98         --
AXA MODERATE ALLOCATION***.......  0.90%          B         $133.44         15
AXA MODERATE ALLOCATION..........  0.90%          B         $148.50         42
AXA MODERATE ALLOCATION..........  0.95%          B         $132.55        215
AXA MODERATE ALLOCATION..........  1.00%          B         $146.25          3

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                     UNITS
                              CONTRACT                            OUTSTANDING
                              CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                              -------- --------------- ---------- -----------
AXA MODERATE ALLOCATION......  1.10%          B         $129.89        199
AXA MODERATE ALLOCATION......  1.20%          B         $140.23      1,393
AXA MODERATE ALLOCATION......  1.25%          B         $ 96.26        344
AXA MODERATE ALLOCATION......  1.30%          B         $104.38        115

AXA MODERATE GROWTH STRATEGY.  0.50%          B         $104.44         --
AXA MODERATE GROWTH STRATEGY.  0.70%          B         $104.30         --
AXA MODERATE GROWTH STRATEGY.  0.90%          B         $104.17          1
AXA MODERATE GROWTH STRATEGY.  0.95%          B         $104.13         --
AXA MODERATE GROWTH STRATEGY.  1.10%          B         $104.03         --
AXA MODERATE GROWTH STRATEGY.  1.20%          B         $103.96         12
AXA MODERATE GROWTH STRATEGY.  1.25%          B         $103.93          3
AXA MODERATE GROWTH STRATEGY.  1.34%          B         $103.87          8
AXA MODERATE GROWTH STRATEGY.  1.45%          B         $103.79         --

AXA MODERATE-PLUS ALLOCATION.  0.50%          B         $147.66          6
AXA MODERATE-PLUS ALLOCATION.  0.70%          B         $144.93         13
AXA MODERATE-PLUS ALLOCATION.  0.80%          B         $159.53         --
AXA MODERATE-PLUS ALLOCATION.  0.90%          B         $142.26        342
AXA MODERATE-PLUS ALLOCATION.  0.95%          B         $141.60        332
AXA MODERATE-PLUS ALLOCATION.  1.00%          B         $140.94          2
AXA MODERATE-PLUS ALLOCATION.  1.10%          B         $139.63        205
AXA MODERATE-PLUS ALLOCATION.  1.20%          B         $138.32      1,184
AXA MODERATE-PLUS ALLOCATION.  1.25%          B         $ 91.34        185
AXA MODERATE-PLUS ALLOCATION.  1.30%          B         $100.39        134
AXA MODERATE-PLUS ALLOCATION.  1.34%          B         $136.52      4,165
AXA MODERATE-PLUS ALLOCATION.  1.35%          B         $136.39          4
AXA MODERATE-PLUS ALLOCATION.  1.45%          B         $135.12          1

AXA TACTICAL MANAGER 400.....  0.40%          B         $104.96         --
AXA TACTICAL MANAGER 400.....  0.70%          B         $126.46         --
AXA TACTICAL MANAGER 400.....  0.90%          B         $111.55         --
AXA TACTICAL MANAGER 400.....  0.90%          B         $125.86         --
AXA TACTICAL MANAGER 400.....  0.95%          B         $125.72          2
AXA TACTICAL MANAGER 400.....  1.10%          B         $110.94          1
AXA TACTICAL MANAGER 400.....  1.20%          B         $110.64         12
AXA TACTICAL MANAGER 400.....  1.20%          B         $124.98         --
AXA TACTICAL MANAGER 400.....  1.25%          B         $124.83          1
AXA TACTICAL MANAGER 400.....  1.34%          B         $124.57         12

AXA TACTICAL MANAGER 500.....  0.50%          B         $113.40         --
AXA TACTICAL MANAGER 500.....  0.70%          B         $125.95         --
AXA TACTICAL MANAGER 500.....  0.80%          B         $112.48         --
AXA TACTICAL MANAGER 500.....  0.90%          B         $112.17         --
AXA TACTICAL MANAGER 500.....  0.90%          B         $125.36          1
AXA TACTICAL MANAGER 500.....  0.95%          B         $125.21          3
AXA TACTICAL MANAGER 500.....  1.10%          B         $111.56          1
AXA TACTICAL MANAGER 500.....  1.20%          B         $111.26         21
AXA TACTICAL MANAGER 500.....  1.20%          B         $124.48          1
AXA TACTICAL MANAGER 500.....  1.25%          B         $124.33          3
AXA TACTICAL MANAGER 500.....  1.34%          B         $124.07         17

AXA TACTICAL MANAGER 2000....  0.50%          B         $107.75         --
AXA TACTICAL MANAGER 2000....  0.70%          B         $126.30         --
AXA TACTICAL MANAGER 2000....  0.90%          B         $106.58         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                          -------- --------------- ---------- -----------
AXA TACTICAL MANAGER 2000................................  0.90%          B         $125.70          1
AXA TACTICAL MANAGER 2000................................  0.95%          B         $125.56          2
AXA TACTICAL MANAGER 2000................................  1.10%          B         $106.01          1
AXA TACTICAL MANAGER 2000................................  1.20%          B         $105.72          7
AXA TACTICAL MANAGER 2000................................  1.20%          B         $124.82         --
AXA TACTICAL MANAGER 2000................................  1.25%          B         $124.67         --
AXA TACTICAL MANAGER 2000................................  1.34%          B         $124.41          5

AXA TACTICAL MANAGER INTERNATIONAL.......................  0.50%          B         $101.43         --
AXA TACTICAL MANAGER INTERNATIONAL.......................  0.70%          B         $107.84         --
AXA TACTICAL MANAGER INTERNATIONAL.......................  0.90%          B         $100.34         --
AXA TACTICAL MANAGER INTERNATIONAL.......................  0.90%          B         $107.33          1
AXA TACTICAL MANAGER INTERNATIONAL.......................  0.95%          B         $107.21          2
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.00%          B         $100.06         --
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.10%          B         $ 99.79          1
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.20%          B         $ 99.52         17
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.20%          B         $106.58         --
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.25%          B         $106.45          1
AXA TACTICAL MANAGER INTERNATIONAL.......................  1.34%          B         $106.23         20

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  0.70%          B         $103.63         --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  0.90%          B         $103.50         --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  0.95%          B         $103.46          1
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.10%          B         $103.36          1
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.20%          B         $103.29          5
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.25%          B         $103.26          2
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO.  1.34%          B         $103.20          4

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.70%          A         $200.28          3
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.90%          A         $249.86         14
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.20%          A         $238.25         14
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.34%          A         $233.02      1,071
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.35%          A         $232.65          8
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.45%          A         $168.20          2
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.50%          B         $130.85          1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.70%          B         $215.14         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.90%          B         $176.70          4
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  0.95%          B         $208.02         62
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.00%          B         $225.47         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.10%          B         $203.86          7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.20%          B         $168.72        146
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.25%          B         $107.11         23
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH....................  1.30%          B         $128.59          5

EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  0.50%          B         $107.84          2
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  0.70%          B         $106.47         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  0.90%          B         $105.13          2
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  0.95%          B         $104.79          7
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.00%          B         $104.46         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.10%          B         $103.80          3
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.20%          B         $103.13         16
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.25%          B         $ 86.07          6
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.30%          B         $ 97.83          1
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.34%          B         $102.21        111
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.....................  1.45%          B         $101.50         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
EQ/BLACKROCK BASIC VALUE EQUITY..  0.50%          B         $157.69          2
EQ/BLACKROCK BASIC VALUE EQUITY..  0.70%          B         $195.71          9
EQ/BLACKROCK BASIC VALUE EQUITY..  0.80%          B         $183.22         --
EQ/BLACKROCK BASIC VALUE EQUITY..  0.90%          B         $185.71          6
EQ/BLACKROCK BASIC VALUE EQUITY..  0.90%          B         $190.08         67
EQ/BLACKROCK BASIC VALUE EQUITY..  0.95%          B         $157.65        110
EQ/BLACKROCK BASIC VALUE EQUITY..  1.00%          B         $187.33          1
EQ/BLACKROCK BASIC VALUE EQUITY..  1.10%          B         $184.61         33
EQ/BLACKROCK BASIC VALUE EQUITY..  1.20%          B         $180.54        394
EQ/BLACKROCK BASIC VALUE EQUITY..  1.20%          B         $181.92         57
EQ/BLACKROCK BASIC VALUE EQUITY..  1.25%          B         $ 87.99        159
EQ/BLACKROCK BASIC VALUE EQUITY..  1.30%          B         $ 99.71          7
EQ/BLACKROCK BASIC VALUE EQUITY..  1.34%          B         $230.79      1,386
EQ/BLACKROCK BASIC VALUE EQUITY..  1.35%          B         $177.96          7
EQ/BLACKROCK BASIC VALUE EQUITY..  1.45%          B         $174.05          1

EQ/BOSTON ADVISORS EQUITY INCOME.  0.50%          B         $134.67          2
EQ/BOSTON ADVISORS EQUITY INCOME.  0.70%          B         $132.46          1
EQ/BOSTON ADVISORS EQUITY INCOME.  0.90%          B         $130.28         17
EQ/BOSTON ADVISORS EQUITY INCOME.  0.95%          B         $129.75         29
EQ/BOSTON ADVISORS EQUITY INCOME.  1.00%          B         $129.21         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.10%          B         $128.14          7
EQ/BOSTON ADVISORS EQUITY INCOME.  1.20%          B         $127.07         97
EQ/BOSTON ADVISORS EQUITY INCOME.  1.25%          B         $ 91.08         16
EQ/BOSTON ADVISORS EQUITY INCOME.  1.30%          B         $102.73          7
EQ/BOSTON ADVISORS EQUITY INCOME.  1.34%          B         $125.60        388
EQ/BOSTON ADVISORS EQUITY INCOME.  1.35%          B         $125.50         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.45%          B         $124.45         --

EQ/CALVERT SOCIALLY RESPONSIBLE..  0.40%          B         $101.42          2
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.50%          B         $ 87.40          1
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.70%          B         $ 96.29          2
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.90%          B         $ 93.73          5
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.95%          B         $119.36          4
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.00%          B         $ 92.47         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.10%          B         $ 91.23          2
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.20%          B         $ 90.00         37
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.25%          B         $ 90.11          4
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.30%          B         $ 99.20          1
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.34%          B         $ 88.31        243
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.35%          B         $ 88.19         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.45%          B         $112.76         --

EQ/CAPITAL GUARDIAN RESEARCH.....  0.70%          B         $150.90          2
EQ/CAPITAL GUARDIAN RESEARCH.....  0.90%          B         $146.89         14
EQ/CAPITAL GUARDIAN RESEARCH.....  0.95%          B         $145.90         45
EQ/CAPITAL GUARDIAN RESEARCH.....  1.10%          B         $142.98          4
EQ/CAPITAL GUARDIAN RESEARCH.....  1.20%          B         $141.05        184
EQ/CAPITAL GUARDIAN RESEARCH.....  1.25%          B         $ 98.92         82
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          B         $107.94          2
EQ/CAPITAL GUARDIAN RESEARCH.....  1.34%          B         $138.41        884
EQ/CAPITAL GUARDIAN RESEARCH.....  1.35%          B         $138.22          2
EQ/CAPITAL GUARDIAN RESEARCH.....  1.45%          B         $136.36          1

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                  UNITS
                           CONTRACT                            OUTSTANDING
                           CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                           -------- --------------- ---------- -----------
EQ/COMMON STOCK INDEX.....  0.70%          A         $155.49         24
EQ/COMMON STOCK INDEX***..  0.74%          A         $496.20         60
EQ/COMMON STOCK INDEX***..  0.74%          A         $537.49         22
EQ/COMMON STOCK INDEX.....  0.90%          A         $218.60         52
EQ/COMMON STOCK INDEX.....  1.20%          A         $178.12         31
EQ/COMMON STOCK INDEX.....  1.35%          A         $272.50      1,190
EQ/COMMON STOCK INDEX.....  1.35%          A         $284.72         25
EQ/COMMON STOCK INDEX***..  1.40%          A         $354.66      4,157
EQ/COMMON STOCK INDEX.....  1.45%          A         $109.28         18
EQ/COMMON STOCK INDEX.....  0.40%          B         $101.97         10
EQ/COMMON STOCK INDEX.....  0.50%          B         $ 99.55         --
EQ/COMMON STOCK INDEX.....  0.80%          B         $199.59         --
EQ/COMMON STOCK INDEX.....  0.90%          B         $104.47         18
EQ/COMMON STOCK INDEX.....  0.90%          B         $116.92         11
EQ/COMMON STOCK INDEX.....  0.95%          B         $ 99.08        211
EQ/COMMON STOCK INDEX.....  1.00%          B         $170.34         --
EQ/COMMON STOCK INDEX.....  1.10%          B         $ 97.10         14
EQ/COMMON STOCK INDEX.....  1.20%          B         $109.61        548
EQ/COMMON STOCK INDEX.....  1.25%          B         $ 86.68         66
EQ/COMMON STOCK INDEX.....  1.30%          B         $ 96.68         17

EQ/CORE BOND INDEX........  0.40%          B         $101.06          7
EQ/CORE BOND INDEX........  0.50%          B         $129.64          2
EQ/CORE BOND INDEX........  0.70%          B         $126.78          3
EQ/CORE BOND INDEX........  0.90%          B         $123.99         22
EQ/CORE BOND INDEX........  0.95%          B         $123.30        114
EQ/CORE BOND INDEX........  1.00%          B         $122.61         --
EQ/CORE BOND INDEX........  1.10%          B         $121.25         16
EQ/CORE BOND INDEX........  1.20%          B         $119.89        121
EQ/CORE BOND INDEX........  1.25%          B         $102.61         48
EQ/CORE BOND INDEX........  1.30%          B         $102.68          5
EQ/CORE BOND INDEX........  1.34%          B         $118.03        684
EQ/CORE BOND INDEX........  1.35%          B         $117.89         --
EQ/CORE BOND INDEX........  1.45%          B         $116.57         --

EQ/DAVIS NEW YORK VENTURE.  0.50%          B         $ 91.42         --
EQ/DAVIS NEW YORK VENTURE.  0.70%          B         $ 90.39         --
EQ/DAVIS NEW YORK VENTURE.  0.90%          B         $ 89.37          6
EQ/DAVIS NEW YORK VENTURE.  0.90%          B         $102.67         --
EQ/DAVIS NEW YORK VENTURE.  0.95%          B         $ 89.12         18
EQ/DAVIS NEW YORK VENTURE.  1.10%          B         $ 96.49         12
EQ/DAVIS NEW YORK VENTURE.  1.20%          B         $ 87.86         70
EQ/DAVIS NEW YORK VENTURE.  1.25%          B         $ 86.66         13
EQ/DAVIS NEW YORK VENTURE.  1.30%          B         $ 87.52          1
EQ/DAVIS NEW YORK VENTURE.  1.34%          B         $ 87.16        181
EQ/DAVIS NEW YORK VENTURE.  1.34%          B         $ 99.83         --
EQ/DAVIS NEW YORK VENTURE.  1.35%          B         $ 99.76         --
EQ/DAVIS NEW YORK VENTURE.  1.45%          B         $ 86.61         --

EQ/EQUITY 500 INDEX.......  0.70%          A         $170.53         21
EQ/EQUITY 500 INDEX.......  0.90%          A         $240.04         61
EQ/EQUITY 500 INDEX.......  1.20%          A         $196.00         59
EQ/EQUITY 500 INDEX.......  1.34%          A         $321.22      2,120
EQ/EQUITY 500 INDEX.......  1.35%          A         $320.61         14

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                   -------- --------------- ---------- -----------
EQ/EQUITY 500 INDEX...............  1.45%          A         $120.89          7
EQ/EQUITY 500 INDEX...............  0.40%          B         $101.23         38
EQ/EQUITY 500 INDEX...............  0.50%          B         $111.07         --
EQ/EQUITY 500 INDEX...............  0.90%          B         $128.81         15
EQ/EQUITY 500 INDEX...............  0.95%          B         $108.14        134
EQ/EQUITY 500 INDEX...............  1.00%          B         $163.65          1
EQ/EQUITY 500 INDEX...............  1.10%          B         $105.97         35
EQ/EQUITY 500 INDEX...............  1.20%          B         $121.24        597
EQ/EQUITY 500 INDEX...............  1.25%          B         $ 94.18        157
EQ/EQUITY 500 INDEX...............  1.30%          B         $105.59          9

EQ/EQUITY GROWTH PLUS.............  0.50%          B         $167.46          1
EQ/EQUITY GROWTH PLUS.............  0.70%          B         $163.71          6
EQ/EQUITY GROWTH PLUS.............  0.90%          B         $160.04         48
EQ/EQUITY GROWTH PLUS.............  0.95%          B         $159.14        106
EQ/EQUITY GROWTH PLUS.............  1.00%          B         $158.24         --
EQ/EQUITY GROWTH PLUS.............  1.10%          B         $156.45         13
EQ/EQUITY GROWTH PLUS.............  1.20%          B         $154.68        187
EQ/EQUITY GROWTH PLUS.............  1.25%          B         $ 95.66         19
EQ/EQUITY GROWTH PLUS.............  1.30%          B         $104.48          7
EQ/EQUITY GROWTH PLUS.............  1.34%          B         $152.23      1,711
EQ/EQUITY GROWTH PLUS.............  1.35%          B         $152.06          1
EQ/EQUITY GROWTH PLUS.............  1.45%          B         $150.33          1

EQ/FRANKLIN CORE BALANCED.........  0.40%          B         $102.12         --
EQ/FRANKLIN CORE BALANCED.........  0.50%          B         $114.20          4
EQ/FRANKLIN CORE BALANCED.........  0.70%          B         $112.76          2
EQ/FRANKLIN CORE BALANCED.........  0.90%          B         $111.34         11
EQ/FRANKLIN CORE BALANCED.........  0.95%          B         $110.98         43
EQ/FRANKLIN CORE BALANCED.........  1.00%          B         $110.63         --
EQ/FRANKLIN CORE BALANCED.........  1.10%          B         $109.93         11
EQ/FRANKLIN CORE BALANCED.........  1.20%          B         $109.23         78
EQ/FRANKLIN CORE BALANCED.........  1.25%          B         $100.25         21
EQ/FRANKLIN CORE BALANCED.........  1.30%          B         $106.92         10
EQ/FRANKLIN CORE BALANCED.........  1.34%          B         $108.25        489
EQ/FRANKLIN CORE BALANCED.........  1.45%          B         $107.49         --

EQ/FRANKLIN TEMPLETON ALLOCATION..  0.50%          B         $ 91.54          4
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.70%          B         $ 90.51         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.90%          B         $ 89.49         10
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.95%          B         $ 89.24         33
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.00%          B         $172.15         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.10%          B         $ 99.47         14
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.20%          B         $ 87.98         93
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.25%          B         $ 86.95         14
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          B         $ 87.64         16
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.34%          B         $ 87.28        405

EQ/GAMCO MERGERS AND ACQUISITIONS.  0.50%          B         $139.10         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.70%          B         $136.97         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.90%          B         $134.87          5
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.95%          B         $134.35         17
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.10%          B         $132.80          5
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.20%          B         $131.77         15

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                    -------- --------------- ---------- -----------
EQ/GAMCO MERGERS AND ACQUISITIONS..  1.25%          B         $105.52          9
EQ/GAMCO MERGERS AND ACQUISITIONS..  1.30%          B         $115.01          2
EQ/GAMCO MERGERS AND ACQUISITIONS..  1.34%          B         $130.29          2
EQ/GAMCO MERGERS AND ACQUISITIONS..  1.34%          B         $130.35         95
EQ/GAMCO MERGERS AND ACQUISITIONS..  1.45%          B         $129.24         --

EQ/GAMCO SMALL COMPANY VALUE.......  0.40%          B         $107.99         --
EQ/GAMCO SMALL COMPANY VALUE.......  0.50%          B         $218.50          2
EQ/GAMCO SMALL COMPANY VALUE.......  0.70%          B         $214.91          7
EQ/GAMCO SMALL COMPANY VALUE.......  0.80%          B         $251.66         --
EQ/GAMCO SMALL COMPANY VALUE.......  0.90%          B         $211.38         67
EQ/GAMCO SMALL COMPANY VALUE.......  0.95%          B         $210.50         70
EQ/GAMCO SMALL COMPANY VALUE.......  1.00%          B         $209.63          2
EQ/GAMCO SMALL COMPANY VALUE.......  1.10%          B         $207.90         35
EQ/GAMCO SMALL COMPANY VALUE.......  1.20%          B         $206.17        427
EQ/GAMCO SMALL COMPANY VALUE.......  1.25%          B         $131.34        144
EQ/GAMCO SMALL COMPANY VALUE.......  1.30%          B         $155.40         11
EQ/GAMCO SMALL COMPANY VALUE.......  1.34%          B         $203.78      1,517
EQ/GAMCO SMALL COMPANY VALUE.......  1.35%          B         $203.61          2
EQ/GAMCO SMALL COMPANY VALUE.......  1.45%          B         $201.92          1

EQ/GLOBAL BOND PLUS................  0.50%          B         $133.27          1
EQ/GLOBAL BOND PLUS................  0.70%          B         $131.34          3
EQ/GLOBAL BOND PLUS................  0.90%          B         $129.44         23
EQ/GLOBAL BOND PLUS................  0.95%          B         $128.97         69
EQ/GLOBAL BOND PLUS................  1.00%          B         $128.50         --
EQ/GLOBAL BOND PLUS................  1.10%          B         $127.56         33
EQ/GLOBAL BOND PLUS................  1.20%          B         $126.63         99
EQ/GLOBAL BOND PLUS................  1.25%          B         $126.92         70
EQ/GLOBAL BOND PLUS................  1.30%          B         $128.64          3
EQ/GLOBAL BOND PLUS................  1.34%          B         $125.34        383
EQ/GLOBAL BOND PLUS................  1.35%          B         $125.24         --
EQ/GLOBAL BOND PLUS................  1.45%          B         $124.33         --

EQ/GLOBAL MULTI-SECTOR EQUITY......  0.50%          B         $244.94          1
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.70%          B         $183.22         --
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.70%          B         $299.45          6
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.80%          B         $185.19         --
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.90%          B         $290.84         32
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.90%          B         $344.97          2
EQ/GLOBAL MULTI-SECTOR EQUITY......  0.95%          B         $254.59         66
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.00%          B         $286.63         --
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.10%          B         $282.46         13
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.20%          B         $262.85        165
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.20%          B         $278.34         47
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.25%          B         $ 79.45        117
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.30%          B         $108.76          5
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.34%          B         $180.80      1,522
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.34%          B         $292.43         23
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.35%          B         $272.29          4
EQ/GLOBAL MULTI-SECTOR EQUITY......  1.45%          B         $253.40          1

EQ/INTERMEDIATE GOVERNMENT BOND....  0.70%          A         $167.79          2
EQ/INTERMEDIATE GOVERNMENT BOND***.  0.74%          A         $ 95.02         26

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                 -------- --------------- ---------- -----------
EQ/INTERMEDIATE GOVERNMENT BOND.  0.90%          A         $179.04          5
EQ/INTERMEDIATE GOVERNMENT BOND.  1.20%          A         $162.35          2
EQ/INTERMEDIATE GOVERNMENT BOND.  1.34%          A         $179.64        336
EQ/INTERMEDIATE GOVERNMENT BOND.  1.35%          A         $173.03          3
EQ/INTERMEDIATE GOVERNMENT BOND.  1.45%          A         $144.47         --
EQ/INTERMEDIATE GOVERNMENT BOND.  0.50%          B         $149.03         --
EQ/INTERMEDIATE GOVERNMENT BOND.  0.90%          B         $151.25          2
EQ/INTERMEDIATE GOVERNMENT BOND.  0.95%          B         $147.42         48
EQ/INTERMEDIATE GOVERNMENT BOND.  1.00%          B         $119.01         --
EQ/INTERMEDIATE GOVERNMENT BOND.  1.10%          B         $144.47         11
EQ/INTERMEDIATE GOVERNMENT BOND.  1.20%          B         $144.89         55
EQ/INTERMEDIATE GOVERNMENT BOND.  1.25%          B         $110.79         43
EQ/INTERMEDIATE GOVERNMENT BOND.  1.30%          B         $111.19          2

EQ/INTERNATIONAL CORE PLUS......  0.50%          B         $111.98         --
EQ/INTERNATIONAL CORE PLUS......  0.70%          B         $123.06          4
EQ/INTERNATIONAL CORE PLUS......  0.80%          B         $167.55         --
EQ/INTERNATIONAL CORE PLUS......  0.90%          B         $119.79         30
EQ/INTERNATIONAL CORE PLUS......  0.95%          B         $146.18         36
EQ/INTERNATIONAL CORE PLUS......  1.00%          B         $118.19         --
EQ/INTERNATIONAL CORE PLUS......  1.10%          B         $116.60         13
EQ/INTERNATIONAL CORE PLUS......  1.20%          B         $115.03        234
EQ/INTERNATIONAL CORE PLUS......  1.25%          B         $ 75.44         48
EQ/INTERNATIONAL CORE PLUS......  1.30%          B         $ 87.41          3
EQ/INTERNATIONAL CORE PLUS......  1.34%          B         $112.87        756
EQ/INTERNATIONAL CORE PLUS......  1.35%          B         $112.72          1
EQ/INTERNATIONAL CORE PLUS......  1.45%          B         $138.21         --

EQ/INTERNATIONAL EQUITY INDEX...  0.70%          A         $122.23         10
EQ/INTERNATIONAL EQUITY INDEX...  0.90%          A         $130.18         48
EQ/INTERNATIONAL EQUITY INDEX...  1.20%          A         $113.42         25
EQ/INTERNATIONAL EQUITY INDEX...  1.34%          A         $125.52      2,822
EQ/INTERNATIONAL EQUITY INDEX...  1.35%          A         $125.29         18
EQ/INTERNATIONAL EQUITY INDEX...  1.45%          A         $ 97.62          3
EQ/INTERNATIONAL EQUITY INDEX...  0.50%          B         $102.38          2
EQ/INTERNATIONAL EQUITY INDEX...  0.90%          B         $105.78         11
EQ/INTERNATIONAL EQUITY INDEX...  0.95%          B         $101.39        136
EQ/INTERNATIONAL EQUITY INDEX...  1.00%          B         $154.09         --
EQ/INTERNATIONAL EQUITY INDEX...  1.10%          B         $ 99.36         26
EQ/INTERNATIONAL EQUITY INDEX...  1.20%          B         $ 97.79        216
EQ/INTERNATIONAL EQUITY INDEX...  1.25%          B         $ 60.89         53
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          B         $ 73.56         12

EQ/INTERNATIONAL VALUE PLUS.....  0.40%          B         $109.45         38
EQ/INTERNATIONAL VALUE PLUS.....  0.50%          B         $110.24          1
EQ/INTERNATIONAL VALUE PLUS.....  0.70%          B         $133.40          5
EQ/INTERNATIONAL VALUE PLUS.....  0.90%          B         $129.86         46
EQ/INTERNATIONAL VALUE PLUS.....  0.95%          B         $128.98         84
EQ/INTERNATIONAL VALUE PLUS.....  1.00%          B         $128.12         --
EQ/INTERNATIONAL VALUE PLUS.....  1.10%          B         $126.40         12
EQ/INTERNATIONAL VALUE PLUS.....  1.20%          B         $124.70        127
EQ/INTERNATIONAL VALUE PLUS.....  1.25%          B         $ 71.69         31
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          B         $ 82.77          8
EQ/INTERNATIONAL VALUE PLUS.....  1.34%          B         $122.36      1,381

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                 -------- --------------- ---------- -----------
EQ/INTERNATIONAL VALUE PLUS.....  1.35%          B         $122.19          6
EQ/INTERNATIONAL VALUE PLUS.....  1.45%          B         $131.98          1

EQ/JPMORGAN VALUE OPPORTUNITIES.  0.40%          B         $104.59         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.50%          B         $127.02         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.70%          B         $125.53          1
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.90%          B         $120.58          1
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.90%          B         $121.92          7
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.95%          B         $112.50         12
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.00%          B         $120.15         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.10%          B         $118.41          4
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.20%          B         $115.45         27
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.20%          B         $116.68          9
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.25%          B         $ 83.28         11
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          B         $ 93.73          1
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.34%          B         $144.24        258
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.35%          B         $114.14          2
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.45%          B         $111.30          1

EQ/LARGE CAP CORE PLUS..........  0.70%          B         $107.25         --
EQ/LARGE CAP CORE PLUS..........  0.90%          B         $104.40          5
EQ/LARGE CAP CORE PLUS..........  0.95%          B         $103.70          7
EQ/LARGE CAP CORE PLUS..........  1.10%          B         $101.62          1
EQ/LARGE CAP CORE PLUS..........  1.20%          B         $100.25         21
EQ/LARGE CAP CORE PLUS..........  1.25%          B         $ 89.68          2
EQ/LARGE CAP CORE PLUS..........  1.34%          B         $ 98.37        100
EQ/LARGE CAP CORE PLUS..........  1.45%          B         $ 96.91         --

EQ/LARGE CAP GROWTH INDEX.......  0.50%          B         $ 86.48         --
EQ/LARGE CAP GROWTH INDEX.......  0.70%          B         $ 93.51          2
EQ/LARGE CAP GROWTH INDEX.......  0.90%          B         $ 91.03         23
EQ/LARGE CAP GROWTH INDEX.......  0.95%          B         $ 90.42         80
EQ/LARGE CAP GROWTH INDEX.......  1.00%          B         $ 89.81         --
EQ/LARGE CAP GROWTH INDEX.......  1.10%          B         $ 88.60         12
EQ/LARGE CAP GROWTH INDEX.......  1.20%          B         $ 87.41        181
EQ/LARGE CAP GROWTH INDEX.......  1.25%          B         $115.56         15
EQ/LARGE CAP GROWTH INDEX.......  1.30%          B         $128.47          1
EQ/LARGE CAP GROWTH INDEX.......  1.34%          B         $ 85.77      1,199
EQ/LARGE CAP GROWTH INDEX.......  1.35%          B         $ 85.65          2
EQ/LARGE CAP GROWTH INDEX.......  1.45%          B         $ 84.50          1

EQ/LARGE CAP GROWTH PLUS........  0.50%          B         $ 70.75         --
EQ/LARGE CAP GROWTH PLUS........  0.70%          B         $123.60          4
EQ/LARGE CAP GROWTH PLUS........  0.80%          B         $183.45         --
EQ/LARGE CAP GROWTH PLUS........  0.90%          B         $107.48          4
EQ/LARGE CAP GROWTH PLUS........  0.90%          B         $120.04         27
EQ/LARGE CAP GROWTH PLUS........  0.95%          B         $101.21         63
EQ/LARGE CAP GROWTH PLUS........  1.00%          B         $118.30         --
EQ/LARGE CAP GROWTH PLUS........  1.10%          B         $116.58         14
EQ/LARGE CAP GROWTH PLUS........  1.20%          B         $110.32        148
EQ/LARGE CAP GROWTH PLUS........  1.20%          B         $114.88         10
EQ/LARGE CAP GROWTH PLUS........  1.25%          B         $101.12          6
EQ/LARGE CAP GROWTH PLUS........  1.30%          B         $116.32          3
EQ/LARGE CAP GROWTH PLUS........  1.34%          B         $168.24      1,181

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                               -------- --------------- ---------- -----------
EQ/LARGE CAP GROWTH PLUS......  1.35%          B         $112.38          8
EQ/LARGE CAP GROWTH PLUS......  1.45%          B         $106.36          5

EQ/LARGE CAP VALUE INDEX......  0.50%          B         $ 71.09         --
EQ/LARGE CAP VALUE INDEX......  0.70%          B         $ 70.06          1
EQ/LARGE CAP VALUE INDEX......  0.90%          B         $ 69.05         20
EQ/LARGE CAP VALUE INDEX......  0.95%          B         $ 68.79         27
EQ/LARGE CAP VALUE INDEX......  1.00%          B         $ 68.54         --
EQ/LARGE CAP VALUE INDEX......  1.10%          B         $ 68.04         12
EQ/LARGE CAP VALUE INDEX......  1.20%          B         $ 67.55         75
EQ/LARGE CAP VALUE INDEX......  1.25%          B         $ 56.74         30
EQ/LARGE CAP VALUE INDEX......  1.30%          B         $ 62.24          2
EQ/LARGE CAP VALUE INDEX......  1.34%          B         $ 66.86        436
EQ/LARGE CAP VALUE INDEX......  1.35%          B         $ 66.81         --
EQ/LARGE CAP VALUE INDEX......  1.45%          B         $ 66.32         --

EQ/LARGE CAP VALUE PLUS.......  0.70%          A         $117.14         10
EQ/LARGE CAP VALUE PLUS.......  0.90%          A         $114.03         59
EQ/LARGE CAP VALUE PLUS.......  1.20%          A         $109.50         62
EQ/LARGE CAP VALUE PLUS.......  1.34%          A         $107.44      5,681
EQ/LARGE CAP VALUE PLUS.......  1.35%          A         $107.30         20
EQ/LARGE CAP VALUE PLUS.......  1.45%          A         $113.23          6
EQ/LARGE CAP VALUE PLUS.......  0.40%          B         $103.13         26
EQ/LARGE CAP VALUE PLUS.......  0.50%          B         $128.01          2
EQ/LARGE CAP VALUE PLUS.......  0.80%          B         $183.84         --
EQ/LARGE CAP VALUE PLUS.......  0.90%          B         $112.55         15
EQ/LARGE CAP VALUE PLUS.......  0.95%          B         $118.56        202
EQ/LARGE CAP VALUE PLUS.......  1.00%          B         $112.50         --
EQ/LARGE CAP VALUE PLUS.......  1.10%          B         $109.55          6
EQ/LARGE CAP VALUE PLUS.......  1.10%          B         $110.99         --
EQ/LARGE CAP VALUE PLUS.......  1.20%          B         $108.08        449
EQ/LARGE CAP VALUE PLUS.......  1.25%          B         $ 70.56         18
EQ/LARGE CAP VALUE PLUS.......  1.30%          B         $ 77.76         11

EQ/LORD ABBETT LARGE CAP CORE.  0.50%          B         $133.30         --
EQ/LORD ABBETT LARGE CAP CORE.  0.70%          B         $131.26         --
EQ/LORD ABBETT LARGE CAP CORE.  0.90%          B         $129.25         10
EQ/LORD ABBETT LARGE CAP CORE.  0.95%          B         $128.75         13
EQ/LORD ABBETT LARGE CAP CORE.  1.00%          B         $128.25         --
EQ/LORD ABBETT LARGE CAP CORE.  1.10%          B         $127.26         10
EQ/LORD ABBETT LARGE CAP CORE.  1.20%          B         $126.28         63
EQ/LORD ABBETT LARGE CAP CORE.  1.25%          B         $ 99.11         23
EQ/LORD ABBETT LARGE CAP CORE.  1.30%          B         $109.52          1
EQ/LORD ABBETT LARGE CAP CORE.  1.34%          B         $124.91        198
EQ/LORD ABBETT LARGE CAP CORE.  1.34%          B         $126.28         --
EQ/LORD ABBETT LARGE CAP CORE.  1.35%          B         $124.81         --
EQ/LORD ABBETT LARGE CAP CORE.  1.45%          B         $123.85         --

EQ/MFS INTERNATIONAL GROWTH...  0.40%          B         $108.44         --
EQ/MFS INTERNATIONAL GROWTH...  0.50%          B         $164.13         --
EQ/MFS INTERNATIONAL GROWTH...  0.70%          B         $161.62          3
EQ/MFS INTERNATIONAL GROWTH...  0.80%          B         $193.60         --
EQ/MFS INTERNATIONAL GROWTH...  0.90%          B         $159.14         34
EQ/MFS INTERNATIONAL GROWTH...  0.95%          B         $158.53         24
EQ/MFS INTERNATIONAL GROWTH...  1.00%          B         $157.92          1

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                             -------- --------------- ---------- -----------
EQ/MFS INTERNATIONAL GROWTH.  1.10%          B         $156.70         11
EQ/MFS INTERNATIONAL GROWTH.  1.20%          B         $155.48         71
EQ/MFS INTERNATIONAL GROWTH.  1.25%          B         $ 96.02         25
EQ/MFS INTERNATIONAL GROWTH.  1.30%          B         $114.54          2
EQ/MFS INTERNATIONAL GROWTH.  1.34%          B         $153.74         15
EQ/MFS INTERNATIONAL GROWTH.  1.34%          B         $153.80        343
EQ/MFS INTERNATIONAL GROWTH.  1.35%          B         $153.68         --
EQ/MFS INTERNATIONAL GROWTH.  1.45%          B         $152.49         --

EQ/MID CAP INDEX............  0.40%          B         $105.09         41
EQ/MID CAP INDEX............  0.50%          B         $144.65          1
EQ/MID CAP INDEX............  0.70%          B         $137.85          7
EQ/MID CAP INDEX............  0.80%          B         $224.39         --
EQ/MID CAP INDEX............  0.90%          B         $134.47         57
EQ/MID CAP INDEX............  0.95%          B         $133.63         93
EQ/MID CAP INDEX............  1.00%          B         $132.81         --
EQ/MID CAP INDEX............  1.10%          B         $131.16         27
EQ/MID CAP INDEX............  1.20%          B         $129.53        364
EQ/MID CAP INDEX............  1.25%          B         $ 88.82        110
EQ/MID CAP INDEX............  1.30%          B         $103.86          5
EQ/MID CAP INDEX............  1.34%          B         $127.28      1,961
EQ/MID CAP INDEX............  1.35%          B         $127.12          1
EQ/MID CAP INDEX............  1.45%          B         $125.54         --

EQ/MID CAP VALUE PLUS.......  0.50%          B         $189.37          2
EQ/MID CAP VALUE PLUS.......  0.70%          B         $149.90          6
EQ/MID CAP VALUE PLUS.......  0.90%          B         $145.59         35
EQ/MID CAP VALUE PLUS.......  0.90%          B         $180.17          6
EQ/MID CAP VALUE PLUS.......  0.95%          B         $182.70        100
EQ/MID CAP VALUE PLUS.......  1.00%          B         $143.48         --
EQ/MID CAP VALUE PLUS.......  1.10%          B         $141.40         11
EQ/MID CAP VALUE PLUS.......  1.20%          B         $138.90        247
EQ/MID CAP VALUE PLUS.......  1.20%          B         $139.33         25
EQ/MID CAP VALUE PLUS.......  1.25%          B         $ 88.97         25
EQ/MID CAP VALUE PLUS.......  1.30%          B         $101.94          9
EQ/MID CAP VALUE PLUS.......  1.34%          B         $172.23      2,072
EQ/MID CAP VALUE PLUS.......  1.35%          B         $136.30          8
EQ/MID CAP VALUE PLUS.......  1.45%          B         $133.91          1

EQ/MONEY MARKET^............  0.00%          A         $  1.00        391
EQ/MONEY MARKET.............  0.70%          A         $132.95          1
EQ/MONEY MARKET.............  0.74%          A         $ 46.76         29
EQ/MONEY MARKET.............  0.90%          A         $138.36         26
EQ/MONEY MARKET.............  1.20%          A         $127.87          1
EQ/MONEY MARKET.............  1.35%          A         $138.30        111
EQ/MONEY MARKET.............  1.35%          A         $138.97         18
EQ/MONEY MARKET.............  1.40%          A         $ 35.06      1,041
EQ/MONEY MARKET.............  1.45%          A         $115.36         --
EQ/MONEY MARKET^............  0.00%          B         $  1.00        338
EQ/MONEY MARKET^............  0.40%          B         $  1.00          8
EQ/MONEY MARKET.............  0.40%          B         $ 99.85          3
EQ/MONEY MARKET.............  0.50%          B         $116.29         --
EQ/MONEY MARKET.............  0.90%          B         $109.88         --
EQ/MONEY MARKET.............  0.90%          B         $121.47          1

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                  -------- --------------- ---------- -----------
EQ/MONEY MARKET..................  0.95%          B         $115.76        139
EQ/MONEY MARKET..................  1.10%          B         $113.44         27
EQ/MONEY MARKET^.................  1.20%          B         $  1.00      1,722
EQ/MONEY MARKET..................  1.20%          B         $116.13         42
EQ/MONEY MARKET..................  1.25%          B         $ 97.37         73
EQ/MONEY MARKET..................  1.30%          B         $ 99.51          8

EQ/MONTAG & CALDWELL GROWTH......  0.40%          B         $ 99.99         --
EQ/MONTAG & CALDWELL GROWTH......  0.50%          B         $151.11         --
EQ/MONTAG & CALDWELL GROWTH......  0.70%          B         $148.63          1
EQ/MONTAG & CALDWELL GROWTH......  0.80%          B         $175.19         --
EQ/MONTAG & CALDWELL GROWTH......  0.90%          B         $146.18          8
EQ/MONTAG & CALDWELL GROWTH......  0.95%          B         $145.58         16
EQ/MONTAG & CALDWELL GROWTH......  1.00%          B         $144.98         --
EQ/MONTAG & CALDWELL GROWTH......  1.10%          B         $143.78          7
EQ/MONTAG & CALDWELL GROWTH......  1.20%          B         $142.58         34
EQ/MONTAG & CALDWELL GROWTH......  1.25%          B         $112.64         18
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B         $124.19          2
EQ/MONTAG & CALDWELL GROWTH......  1.34%          B         $140.93        190
EQ/MONTAG & CALDWELL GROWTH......  1.35%          B         $140.81          1
EQ/MONTAG & CALDWELL GROWTH......  1.45%          B         $139.64         --

EQ/MORGAN STANLEY MID CAP GROWTH.  0.40%          B         $102.88         --
EQ/MORGAN STANLEY MID CAP GROWTH.  0.50%          B         $176.56          1
EQ/MORGAN STANLEY MID CAP GROWTH.  0.70%          B         $173.86          3
EQ/MORGAN STANLEY MID CAP GROWTH.  0.80%          B         $217.37         --
EQ/MORGAN STANLEY MID CAP GROWTH.  0.90%          B         $171.19         60
EQ/MORGAN STANLEY MID CAP GROWTH.  0.95%          B         $170.53         36
EQ/MORGAN STANLEY MID CAP GROWTH.  1.00%          B         $169.87          1
EQ/MORGAN STANLEY MID CAP GROWTH.  1.10%          B         $168.56         26
EQ/MORGAN STANLEY MID CAP GROWTH.  1.20%          B         $167.26        283
EQ/MORGAN STANLEY MID CAP GROWTH.  1.25%          B         $109.07        111
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          B         $129.14          5
EQ/MORGAN STANLEY MID CAP GROWTH.  1.34%          B         $165.45        807
EQ/MORGAN STANLEY MID CAP GROWTH.  1.35%          B         $165.32          1
EQ/MORGAN STANLEY MID CAP GROWTH.  1.45%          B         $164.04         --

EQ/MUTUAL LARGE CAP EQUITY.......  0.50%          B         $100.20         --
EQ/MUTUAL LARGE CAP EQUITY.......  0.70%          B         $ 98.93         --
EQ/MUTUAL LARGE CAP EQUITY.......  0.90%          B         $ 97.68          6
EQ/MUTUAL LARGE CAP EQUITY.......  0.95%          B         $ 97.37         11
EQ/MUTUAL LARGE CAP EQUITY.......  1.00%          B         $ 97.06         --
EQ/MUTUAL LARGE CAP EQUITY.......  1.10%          B         $ 96.45          2
EQ/MUTUAL LARGE CAP EQUITY.......  1.20%          B         $ 95.83         36
EQ/MUTUAL LARGE CAP EQUITY.......  1.25%          B         $ 81.98          5
EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          B         $ 92.22          9
EQ/MUTUAL LARGE CAP EQUITY.......  1.34%          B         $ 94.98        208
EQ/MUTUAL LARGE CAP EQUITY.......  1.45%          B         $ 94.31         --

EQ/OPPENHEIMER GLOBAL............  0.50%          B         $118.74          1
EQ/OPPENHEIMER GLOBAL............  0.70%          B         $117.24          3
EQ/OPPENHEIMER GLOBAL............  0.90%          B         $115.76          9
EQ/OPPENHEIMER GLOBAL............  0.95%          B         $115.39         23
EQ/OPPENHEIMER GLOBAL............  1.00%          B         $115.02         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                               -------- --------------- ---------- -----------
EQ/OPPENHEIMER GLOBAL.........  1.10%          B         $114.29        17
EQ/OPPENHEIMER GLOBAL.........  1.20%          B         $113.56       110
EQ/OPPENHEIMER GLOBAL.........  1.25%          B         $ 93.30        30
EQ/OPPENHEIMER GLOBAL.........  1.30%          B         $106.99         2
EQ/OPPENHEIMER GLOBAL.........  1.34%          B         $112.55       360
EQ/OPPENHEIMER GLOBAL.........  1.45%          B         $111.76        --

EQ/PIMCO ULTRA SHORT BOND.....  1.10%          A         $ 99.61         2
EQ/PIMCO ULTRA SHORT BOND.....  0.50%          B         $114.29         1
EQ/PIMCO ULTRA SHORT BOND.....  0.70%          B         $112.53         6
EQ/PIMCO ULTRA SHORT BOND.....  0.80%          B         $106.31        --
EQ/PIMCO ULTRA SHORT BOND.....  0.90%          B         $110.81        28
EQ/PIMCO ULTRA SHORT BOND.....  0.95%          B         $110.38       130
EQ/PIMCO ULTRA SHORT BOND.....  1.00%          B         $109.96        --
EQ/PIMCO ULTRA SHORT BOND.....  1.10%          B         $109.11        54
EQ/PIMCO ULTRA SHORT BOND.....  1.20%          B         $108.26       152
EQ/PIMCO ULTRA SHORT BOND.....  1.25%          B         $109.24        84
EQ/PIMCO ULTRA SHORT BOND.....  1.30%          B         $108.56         3
EQ/PIMCO ULTRA SHORT BOND.....  1.34%          B         $107.09       608
EQ/PIMCO ULTRA SHORT BOND.....  1.35%          B         $107.01        --
EQ/PIMCO ULTRA SHORT BOND.....  1.45%          B         $106.18        --

EQ/QUALITY BOND PLUS..........  0.70%          A         $169.08         1
EQ/QUALITY BOND PLUS..........  0.90%          A         $186.20        10
EQ/QUALITY BOND PLUS..........  1.20%          A         $164.93         3
EQ/QUALITY BOND PLUS..........  1.34%          A         $182.86       508
EQ/QUALITY BOND PLUS..........  1.35%          A         $192.64         4
EQ/QUALITY BOND PLUS..........  1.45%          A         $143.42        --
EQ/QUALITY BOND PLUS..........  0.50%          B         $149.02         1
EQ/QUALITY BOND PLUS..........  0.90%          B         $150.23         4
EQ/QUALITY BOND PLUS..........  0.95%          B         $147.68        71
EQ/QUALITY BOND PLUS..........  1.00%          B         $119.30        --
EQ/QUALITY BOND PLUS..........  1.10%          B         $144.72        13
EQ/QUALITY BOND PLUS..........  1.20%          B         $144.05        88
EQ/QUALITY BOND PLUS..........  1.25%          B         $106.39        27
EQ/QUALITY BOND PLUS..........  1.30%          B         $106.49         3

EQ/SMALL COMPANY INDEX........  0.40%          B         $104.81        41
EQ/SMALL COMPANY INDEX........  0.50%          B         $187.63        --
EQ/SMALL COMPANY INDEX........  0.70%          B         $183.49         4
EQ/SMALL COMPANY INDEX........  0.90%          B         $179.44        26
EQ/SMALL COMPANY INDEX........  0.95%          B         $178.44        32
EQ/SMALL COMPANY INDEX........  1.00%          B         $177.45        --
EQ/SMALL COMPANY INDEX........  1.10%          B         $175.48        12
EQ/SMALL COMPANY INDEX........  1.20%          B         $173.52       166
EQ/SMALL COMPANY INDEX........  1.25%          B         $ 98.42        65
EQ/SMALL COMPANY INDEX........  1.30%          B         $108.37         4
EQ/SMALL COMPANY INDEX........  1.34%          B         $170.81       804
EQ/SMALL COMPANY INDEX........  1.35%          B         $170.62         1
EQ/SMALL COMPANY INDEX........  1.45%          B         $168.71        --

EQ/T. ROWE PRICE GROWTH STOCK.  0.40%          B         $101.45        21
EQ/T. ROWE PRICE GROWTH STOCK.  0.50%          B         $128.20        --
EQ/T. ROWE PRICE GROWTH STOCK.  0.70%          B         $126.10         4

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                               -------- --------------- ---------- -----------
EQ/T. ROWE PRICE GROWTH STOCK.  0.80%          B         $196.63         --
EQ/T. ROWE PRICE GROWTH STOCK.  0.90%          B         $124.02         62
EQ/T. ROWE PRICE GROWTH STOCK.  0.95%          B         $123.51         50
EQ/T. ROWE PRICE GROWTH STOCK.  1.00%          B         $123.00          1
EQ/T. ROWE PRICE GROWTH STOCK.  1.10%          B         $121.98         23
EQ/T. ROWE PRICE GROWTH STOCK.  1.20%          B         $120.97        402
EQ/T. ROWE PRICE GROWTH STOCK.  1.25%          B         $102.62        126
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          B         $111.03          4
EQ/T. ROWE PRICE GROWTH STOCK.  1.34%          B         $119.57      1,029
EQ/T. ROWE PRICE GROWTH STOCK.  1.35%          B         $119.47          2
EQ/T. ROWE PRICE GROWTH STOCK.  1.45%          B         $118.48         --

EQ/TEMPLETON GLOBAL EQUITY....  0.50%          B         $ 97.17          1
EQ/TEMPLETON GLOBAL EQUITY....  0.70%          B         $ 95.94          1
EQ/TEMPLETON GLOBAL EQUITY....  0.90%          B         $ 94.73          8
EQ/TEMPLETON GLOBAL EQUITY....  0.95%          B         $ 94.43         15
EQ/TEMPLETON GLOBAL EQUITY....  1.00%          B         $ 94.13         --
EQ/TEMPLETON GLOBAL EQUITY....  1.10%          B         $ 93.53          6
EQ/TEMPLETON GLOBAL EQUITY....  1.20%          B         $ 92.93         87
EQ/TEMPLETON GLOBAL EQUITY....  1.25%          B         $ 79.93         12
EQ/TEMPLETON GLOBAL EQUITY....  1.30%          B         $ 89.50          9
EQ/TEMPLETON GLOBAL EQUITY....  1.34%          B         $ 92.10        240
EQ/TEMPLETON GLOBAL EQUITY....  1.45%          B         $ 91.46         --

EQ/UBS GROWTH & INCOME........  0.50%          B         $130.37         --
EQ/UBS GROWTH & INCOME........  0.70%          B         $128.23         --
EQ/UBS GROWTH & INCOME........  0.90%          B         $126.12          2
EQ/UBS GROWTH & INCOME........  0.95%          B         $125.60          9
EQ/UBS GROWTH & INCOME........  1.10%          B         $124.04          2
EQ/UBS GROWTH & INCOME........  1.20%          B         $123.01         28
EQ/UBS GROWTH & INCOME........  1.25%          B         $ 85.69         15
EQ/UBS GROWTH & INCOME........  1.30%          B         $ 94.85          2
EQ/UBS GROWTH & INCOME........  1.34%          B         $121.59        103
EQ/UBS GROWTH & INCOME........  1.45%          B         $120.48         --

EQ/VAN KAMPEN COMSTOCK........  0.50%          B         $123.90         --
EQ/VAN KAMPEN COMSTOCK........  0.70%          B         $122.00         --
EQ/VAN KAMPEN COMSTOCK........  0.90%          B         $120.13          5
EQ/VAN KAMPEN COMSTOCK........  0.95%          B         $119.67         17
EQ/VAN KAMPEN COMSTOCK........  1.00%          B         $119.21         --
EQ/VAN KAMPEN COMSTOCK........  1.10%          B         $118.28          4
EQ/VAN KAMPEN COMSTOCK........  1.20%          B         $117.37         16
EQ/VAN KAMPEN COMSTOCK........  1.25%          B         $ 92.01          6
EQ/VAN KAMPEN COMSTOCK........  1.30%          B         $100.52          1
EQ/VAN KAMPEN COMSTOCK........  1.34%          B         $116.10        180
EQ/VAN KAMPEN COMSTOCK........  1.35%          B         $116.01         --
EQ/VAN KAMPEN COMSTOCK........  1.45%          B         $115.11         --

EQ/WELLS FARGO OMEGA GROWTH...  0.50%          B         $131.92         --
EQ/WELLS FARGO OMEGA GROWTH...  0.70%          B         $132.88          6
EQ/WELLS FARGO OMEGA GROWTH...  0.90%          B         $129.35         20
EQ/WELLS FARGO OMEGA GROWTH...  0.95%          B         $128.48         61
EQ/WELLS FARGO OMEGA GROWTH...  1.10%          B         $125.90         24
EQ/WELLS FARGO OMEGA GROWTH...  1.20%          B         $124.21        120

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                UNITS
                                         CONTRACT                            OUTSTANDING
                                         CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                         -------- --------------- ---------- -----------
EQ/WELLS FARGO OMEGA GROWTH.............  1.25%          B         $125.95        58
EQ/WELLS FARGO OMEGA GROWTH.............  1.30%          B         $144.14         2
EQ/WELLS FARGO OMEGA GROWTH.............  1.34%          B         $121.88       775
EQ/WELLS FARGO OMEGA GROWTH.............  1.35%          B         $121.71         1
EQ/WELLS FARGO OMEGA GROWTH.............  1.45%          B         $120.07        --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.50%   SERVICE CLASS 2  $118.93        --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.70%   SERVICE CLASS 2  $118.28        --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.70%   SERVICE CLASS 2  $131.17         1
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.90%   SERVICE CLASS 2  $117.64         8
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.90%   SERVICE CLASS 2  $130.55        16
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.95%   SERVICE CLASS 2  $130.40        22
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.00%   SERVICE CLASS 2  $117.32         3
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.10%   SERVICE CLASS 2  $117.00        18
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.20%   SERVICE CLASS 2  $116.69       359
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.20%   SERVICE CLASS 2  $129.63        32
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.25%   SERVICE CLASS 2  $129.48        99
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.34%   SERVICE CLASS 2  $129.21       498
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  1.45%   SERVICE CLASS 2  $102.76        --

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.  0.50%   SERVICE CLASS 2  $120.35         2
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.  0.90%   SERVICE CLASS 2  $119.05         1
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.  1.00%   SERVICE CLASS 2  $118.73        --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.  1.10%   SERVICE CLASS 2  $118.41        --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.  1.20%   SERVICE CLASS 2  $118.08        14

FIDELITY(R) VIP MID CAP PORTFOLIO.......  0.90%   SERVICE CLASS 2  $112.97        --
FIDELITY(R) VIP MID CAP PORTFOLIO.......  1.00%   SERVICE CLASS 2  $112.66        --
FIDELITY(R) VIP MID CAP PORTFOLIO.......  1.10%   SERVICE CLASS 2  $112.36         1
FIDELITY(R) VIP MID CAP PORTFOLIO.......  1.20%   SERVICE CLASS 2  $112.05        66

GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.50%   SERVICE SHARES   $118.14         1
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.70%   SERVICE SHARES   $101.37        --
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.70%   SERVICE SHARES   $117.50        --
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.80%   SERVICE SHARES   $117.18        --
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.90%   SERVICE SHARES   $101.04         1
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.90%   SERVICE SHARES   $116.87         1
GOLDMAN SACHS VIT MID CAP VALUE FUND....  0.95%   SERVICE SHARES   $100.96         5
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.00%   SERVICE SHARES   $116.55        --
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.10%   SERVICE SHARES   $116.23         3
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.20%   SERVICE SHARES   $100.54         1
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.20%   SERVICE SHARES   $115.92        26
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.25%   SERVICE SHARES   $100.46         9
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.34%   SERVICE SHARES   $100.31        57
GOLDMAN SACHS VIT MID CAP VALUE FUND....  1.45%   SERVICE SHARES   $100.12        --

INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  0.50%      SERIES II     $107.78         1
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  0.80%      SERIES II     $106.91        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  0.90%      SERIES II     $106.62        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.00%      SERIES II     $106.33        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.10%      SERIES II     $106.04        --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND..  1.20%      SERIES II     $105.75         6

INVESCO V.I. GLOBAL REAL ESTATE FUND....  0.50%      SERIES II     $131.22         2
INVESCO V.I. GLOBAL REAL ESTATE FUND....  0.70%      SERIES II     $128.69         5
INVESCO V.I. GLOBAL REAL ESTATE FUND....  0.80%      SERIES II     $130.15        --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                               UNITS
                                        CONTRACT                            OUTSTANDING
                                        CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                        -------- --------------- ---------- -----------
INVESCO V.I. GLOBAL REAL ESTATE FUND...  0.90%      SERIES II     $128.08         7
INVESCO V.I. GLOBAL REAL ESTATE FUND...  0.90%      SERIES II     $129.80         1
INVESCO V.I. GLOBAL REAL ESTATE FUND...  0.95%      SERIES II     $127.93        12
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.00%      SERIES II     $129.45        --
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.10%      SERIES II     $129.10         8
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.20%      SERIES II     $127.18         4
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.20%      SERIES II     $128.75        54
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.25%      SERIES II     $127.03        14
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.34%      SERIES II     $126.76       130
INVESCO V.I. GLOBAL REAL ESTATE FUND...  1.45%      SERIES II     $110.37        --

INVESCO V.I. HIGH YIELD FUND...........  0.50%      SERIES II     $111.14         1
INVESCO V.I. HIGH YIELD FUND...........  0.70%      SERIES II     $110.78        --
INVESCO V.I. HIGH YIELD FUND...........  0.90%      SERIES II     $110.41         3
INVESCO V.I. HIGH YIELD FUND...........  0.95%      SERIES II     $110.32         6
INVESCO V.I. HIGH YIELD FUND...........  1.00%      SERIES II     $110.23        --
INVESCO V.I. HIGH YIELD FUND...........  1.10%      SERIES II     $110.05         4
INVESCO V.I. HIGH YIELD FUND...........  1.20%      SERIES II     $109.87        28
INVESCO V.I. HIGH YIELD FUND...........  1.25%      SERIES II     $109.77        21
INVESCO V.I. HIGH YIELD FUND...........  1.34%      SERIES II     $109.61        52

INVESCO V.I. INTERNATIONAL GROWTH FUND.  0.50%      SERIES II     $116.77        --
INVESCO V.I. INTERNATIONAL GROWTH FUND.  0.70%      SERIES II     $ 99.75         1
INVESCO V.I. INTERNATIONAL GROWTH FUND.  0.90%      SERIES II     $ 99.42         6
INVESCO V.I. INTERNATIONAL GROWTH FUND.  0.90%      SERIES II     $115.51         2
INVESCO V.I. INTERNATIONAL GROWTH FUND.  0.95%      SERIES II     $ 99.33         7
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.00%      SERIES II     $115.20        --
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.10%      SERIES II     $114.88         4
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.20%      SERIES II     $ 98.92         2
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.20%      SERIES II     $114.57        69
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.25%      SERIES II     $ 98.84         6
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.34%      SERIES II     $ 98.69        88
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.45%      SERIES II     $ 98.51        --

INVESCO V.I. MID CAP CORE EQUITY FUND..  0.50%      SERIES II     $107.28        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.70%      SERIES II     $117.17        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.90%      SERIES II     $106.12        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.90%      SERIES II     $116.62         2
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.95%      SERIES II     $116.49         3
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.00%      SERIES II     $105.83        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.10%      SERIES II     $105.55         3
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.20%      SERIES II     $105.26        18
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.20%      SERIES II     $115.80         5
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.25%      SERIES II     $115.67         7
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.34%      SERIES II     $115.42        47

INVESCO V.I. SMALL CAP EQUITY FUND.....  0.50%      SERIES II     $121.56        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  0.70%      SERIES II     $138.24        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  0.80%      SERIES II     $120.58        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  0.90%      SERIES II     $120.25        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  0.90%      SERIES II     $137.59         1
INVESCO V.I. SMALL CAP EQUITY FUND.....  0.95%      SERIES II     $137.43         1
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.00%      SERIES II     $119.93        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.10%      SERIES II     $119.60         1

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                    -------- --------------- ---------- -----------
INVESCO V.I. SMALL CAP EQUITY FUND.  1.20%      SERIES II     $119.27        10
INVESCO V.I. SMALL CAP EQUITY FUND.  1.20%      SERIES II     $136.63         1
INVESCO V.I. SMALL CAP EQUITY FUND.  1.25%      SERIES II     $136.47         3
INVESCO V.I. SMALL CAP EQUITY FUND.  1.34%      SERIES II     $136.18        18

IVY FUNDS VIP ENERGY...............  0.40%    COMMON SHARES   $100.32        --
IVY FUNDS VIP ENERGY...............  0.50%    COMMON SHARES   $104.10         1
IVY FUNDS VIP ENERGY...............  0.70%    COMMON SHARES   $117.08        --
IVY FUNDS VIP ENERGY...............  0.90%    COMMON SHARES   $102.98         1
IVY FUNDS VIP ENERGY...............  0.90%    COMMON SHARES   $116.53         5
IVY FUNDS VIP ENERGY...............  0.95%    COMMON SHARES   $116.39         9
IVY FUNDS VIP ENERGY...............  1.00%    COMMON SHARES   $102.70        --
IVY FUNDS VIP ENERGY...............  1.10%    COMMON SHARES   $102.42         6
IVY FUNDS VIP ENERGY...............  1.20%    COMMON SHARES   $102.14        49
IVY FUNDS VIP ENERGY...............  1.20%    COMMON SHARES   $115.71        14
IVY FUNDS VIP ENERGY...............  1.25%    COMMON SHARES   $115.57        11
IVY FUNDS VIP ENERGY...............  1.34%    COMMON SHARES   $115.33        99
IVY FUNDS VIP ENERGY...............  1.45%    COMMON SHARES   $ 86.77        --

IVY FUNDS VIP HIGH INCOME..........  0.50%    COMMON SHARES   $131.69         1
IVY FUNDS VIP HIGH INCOME..........  0.70%    COMMON SHARES   $131.08         1
IVY FUNDS VIP HIGH INCOME..........  0.80%    COMMON SHARES   $130.77        --
IVY FUNDS VIP HIGH INCOME..........  0.90%    COMMON SHARES   $130.46        18
IVY FUNDS VIP HIGH INCOME..........  0.95%    COMMON SHARES   $130.31        47
IVY FUNDS VIP HIGH INCOME..........  1.00%    COMMON SHARES   $130.16         1
IVY FUNDS VIP HIGH INCOME..........  1.10%    COMMON SHARES   $129.85        21
IVY FUNDS VIP HIGH INCOME..........  1.20%    COMMON SHARES   $129.55       152
IVY FUNDS VIP HIGH INCOME..........  1.25%    COMMON SHARES   $129.39        93
IVY FUNDS VIP HIGH INCOME..........  1.34%    COMMON SHARES   $129.12       349
IVY FUNDS VIP HIGH INCOME..........  1.45%    COMMON SHARES   $114.86        --

IVY FUNDS VIP MID CAP GROWTH.......  0.50%    COMMON SHARES   $101.88        --
IVY FUNDS VIP MID CAP GROWTH.......  0.70%    COMMON SHARES   $101.55        --
IVY FUNDS VIP MID CAP GROWTH.......  0.80%    COMMON SHARES   $101.38        --
IVY FUNDS VIP MID CAP GROWTH.......  0.90%    COMMON SHARES   $101.21         6
IVY FUNDS VIP MID CAP GROWTH.......  0.95%    COMMON SHARES   $101.13        10
IVY FUNDS VIP MID CAP GROWTH.......  1.00%    COMMON SHARES   $101.04        --
IVY FUNDS VIP MID CAP GROWTH.......  1.10%    COMMON SHARES   $100.88         5
IVY FUNDS VIP MID CAP GROWTH.......  1.20%    COMMON SHARES   $100.71        61
IVY FUNDS VIP MID CAP GROWTH.......  1.25%    COMMON SHARES   $100.63        14
IVY FUNDS VIP MID CAP GROWTH.......  1.34%    COMMON SHARES   $100.48       177
IVY FUNDS VIP MID CAP GROWTH.......  1.45%    COMMON SHARES   $100.29        --

IVY FUNDS VIP SMALL CAP GROWTH.....  0.70%    COMMON SHARES   $ 82.94        --
IVY FUNDS VIP SMALL CAP GROWTH.....  0.90%    COMMON SHARES   $ 82.67         1
IVY FUNDS VIP SMALL CAP GROWTH.....  0.90%    COMMON SHARES   $104.16        --
IVY FUNDS VIP SMALL CAP GROWTH.....  0.95%    COMMON SHARES   $ 82.60         2
IVY FUNDS VIP SMALL CAP GROWTH.....  1.00%    COMMON SHARES   $103.88        --
IVY FUNDS VIP SMALL CAP GROWTH.....  1.10%    COMMON SHARES   $103.60         1
IVY FUNDS VIP SMALL CAP GROWTH.....  1.20%    COMMON SHARES   $ 82.26         1
IVY FUNDS VIP SMALL CAP GROWTH.....  1.20%    COMMON SHARES   $103.32        21
IVY FUNDS VIP SMALL CAP GROWTH.....  1.25%    COMMON SHARES   $ 82.19         3
IVY FUNDS VIP SMALL CAP GROWTH.....  1.34%    COMMON SHARES   $ 82.07        31

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                            UNITS
                                                     CONTRACT                            OUTSTANDING
                                                     CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                     -------- --------------- ---------- -----------
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.50%   SERVICE SHARES   $112.62         1
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.70%   SERVICE SHARES   $112.10         5
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.80%   SERVICE SHARES   $111.83        --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.90%   SERVICE SHARES   $111.57        23
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.95%   SERVICE SHARES   $111.44        35
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.00%   SERVICE SHARES   $111.31         1
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.10%   SERVICE SHARES   $111.05        21
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.20%   SERVICE SHARES   $110.79       228
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.25%   SERVICE SHARES   $110.66        40
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.34%   SERVICE SHARES   $110.42       473
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.45%   SERVICE SHARES   $ 98.77        --

MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.50%   SERVICE CLASS    $120.05         2
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.70%   SERVICE CLASS    $119.40        --
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.70%   SERVICE CLASS    $125.07         1
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.80%   SERVICE CLASS    $119.07        --
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.90%   SERVICE CLASS    $118.75         2
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.90%   SERVICE CLASS    $124.49        13
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.95%   SERVICE CLASS    $124.34        22
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.00%   SERVICE CLASS    $118.43         2
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.10%   SERVICE CLASS    $118.11         8
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.20%   SERVICE CLASS    $117.79       138
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.20%   SERVICE CLASS    $123.61        10
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.25%   SERVICE CLASS    $123.47        18
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.34%   SERVICE CLASS    $123.20       291
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.45%   SERVICE CLASS    $104.22        --

MFS(R) INVESTORS GROWTH STOCK SERIES................  0.50%   SERVICE CLASS    $138.24        --
MFS(R) INVESTORS GROWTH STOCK SERIES................  0.70%   SERVICE CLASS    $137.59        --
MFS(R) INVESTORS GROWTH STOCK SERIES................  0.80%   SERVICE CLASS    $137.27        --
MFS(R) INVESTORS GROWTH STOCK SERIES................  0.90%   SERVICE CLASS    $136.95         2
MFS(R) INVESTORS GROWTH STOCK SERIES................  0.95%   SERVICE CLASS    $136.79        --
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.00%   SERVICE CLASS    $136.63        --
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.10%   SERVICE CLASS    $136.31         1
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.20%   SERVICE CLASS    $135.98        16
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.25%   SERVICE CLASS    $135.82         3
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.34%   SERVICE CLASS    $135.54        18

MFS(R) INVESTORS TRUST SERIES.......................  0.50%   SERVICE CLASS    $117.53        --
MFS(R) INVESTORS TRUST SERIES.......................  0.90%   SERVICE CLASS    $116.26        --
MFS(R) INVESTORS TRUST SERIES.......................  0.90%   SERVICE CLASS    $131.01         1
MFS(R) INVESTORS TRUST SERIES.......................  0.95%   SERVICE CLASS    $130.86         1
MFS(R) INVESTORS TRUST SERIES.......................  1.00%   SERVICE CLASS    $115.94        --
MFS(R) INVESTORS TRUST SERIES.......................  1.10%   SERVICE CLASS    $115.63         1
MFS(R) INVESTORS TRUST SERIES.......................  1.20%   SERVICE CLASS    $115.31        19
MFS(R) INVESTORS TRUST SERIES.......................  1.20%   SERVICE CLASS    $130.09         2
MFS(R) INVESTORS TRUST SERIES.......................  1.25%   SERVICE CLASS    $129.94         3
MFS(R) INVESTORS TRUST SERIES.......................  1.34%   SERVICE CLASS    $129.66        23

MFS(R) TECHNOLOGY PORTFOLIO.........................  0.50%   SERVICE CLASS    $136.46         1
MFS(R) TECHNOLOGY PORTFOLIO.........................  0.70%   SERVICE CLASS    $135.82         2
MFS(R) TECHNOLOGY PORTFOLIO.........................  0.80%   SERVICE CLASS    $135.50        --
MFS(R) TECHNOLOGY PORTFOLIO.........................  0.90%   SERVICE CLASS    $135.19         3
MFS(R) TECHNOLOGY PORTFOLIO.........................  0.95%   SERVICE CLASS    $135.03         5

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                   -------- --------------- ---------- -----------
MFS(R) TECHNOLOGY PORTFOLIO.......  1.00%    SERVICE CLASS   $134.87         --
MFS(R) TECHNOLOGY PORTFOLIO.......  1.10%    SERVICE CLASS   $134.55          3
MFS(R) TECHNOLOGY PORTFOLIO.......  1.20%    SERVICE CLASS   $134.23         34
MFS(R) TECHNOLOGY PORTFOLIO.......  1.25%    SERVICE CLASS   $134.08          8
MFS(R) TECHNOLOGY PORTFOLIO.......  1.34%    SERVICE CLASS   $133.79         81
MFS(R) TECHNOLOGY PORTFOLIO.......  1.45%    SERVICE CLASS   $104.14         --

MFS(R) UTILITIES SERIES...........  0.40%    SERVICE CLASS   $104.12         --
MFS(R) UTILITIES SERIES...........  0.50%    SERVICE CLASS   $132.63         --
MFS(R) UTILITIES SERIES...........  0.70%    SERVICE CLASS   $132.01         --
MFS(R) UTILITIES SERIES...........  0.90%    SERVICE CLASS   $131.39          7
MFS(R) UTILITIES SERIES...........  0.95%    SERVICE CLASS   $131.24         14
MFS(R) UTILITIES SERIES...........  1.00%    SERVICE CLASS   $131.08         --
MFS(R) UTILITIES SERIES...........  1.10%    SERVICE CLASS   $130.77          7
MFS(R) UTILITIES SERIES...........  1.20%    SERVICE CLASS   $130.46         81
MFS(R) UTILITIES SERIES...........  1.25%    SERVICE CLASS   $130.31         23
MFS(R) UTILITIES SERIES...........  1.34%    SERVICE CLASS   $130.03        184
MFS(R) UTILITIES SERIES...........  1.45%    SERVICE CLASS   $105.89         --

MULTIMANAGER AGGRESSIVE EQUITY....  0.70%          A         $ 86.65         13
MULTIMANAGER AGGRESSIVE EQUITY***.  0.90%          A         $106.27         42
MULTIMANAGER AGGRESSIVE EQUITY....  0.90%          A         $106.28          3
MULTIMANAGER AGGRESSIVE EQUITY....  1.20%          A         $ 92.40         18
MULTIMANAGER AGGRESSIVE EQUITY***.  1.34%          A         $ 79.27      5,104
MULTIMANAGER AGGRESSIVE EQUITY....  1.35%          A         $135.77        649
MULTIMANAGER AGGRESSIVE EQUITY....  1.35%          A         $142.94         20
MULTIMANAGER AGGRESSIVE EQUITY....  1.45%          A         $ 74.76          4
MULTIMANAGER AGGRESSIVE EQUITY....  0.50%          B         $ 79.55         --
MULTIMANAGER AGGRESSIVE EQUITY***.  0.90%          B         $ 65.40         14
MULTIMANAGER AGGRESSIVE EQUITY....  0.90%          B         $ 78.58          3
MULTIMANAGER AGGRESSIVE EQUITY....  0.95%          B         $ 82.34         74
MULTIMANAGER AGGRESSIVE EQUITY....  1.00%          B         $154.94         --
MULTIMANAGER AGGRESSIVE EQUITY....  1.10%          B         $ 80.69          9
MULTIMANAGER AGGRESSIVE EQUITY....  1.20%          B         $ 74.98        147
MULTIMANAGER AGGRESSIVE EQUITY....  1.25%          B         $ 86.17         18
MULTIMANAGER AGGRESSIVE EQUITY....  1.30%          B         $ 99.75          3

MULTIMANAGER CORE BOND............  0.40%          B         $101.59         --
MULTIMANAGER CORE BOND............  0.50%          B         $162.84          1
MULTIMANAGER CORE BOND............  0.70%          B         $139.57         --
MULTIMANAGER CORE BOND............  0.70%          B         $159.27          2
MULTIMANAGER CORE BOND............  0.80%          B         $125.40         --
MULTIMANAGER CORE BOND............  0.90%          B         $155.78         16
MULTIMANAGER CORE BOND............  0.95%          B         $154.92        132
MULTIMANAGER CORE BOND............  1.00%          B         $154.07          1
MULTIMANAGER CORE BOND............  1.10%          B         $152.36         34
MULTIMANAGER CORE BOND............  1.20%          B         $150.67        154
MULTIMANAGER CORE BOND............  1.25%          B         $131.31        111
MULTIMANAGER CORE BOND............  1.30%          B         $129.97          6
MULTIMANAGER CORE BOND............  1.34%          B         $148.34        527
MULTIMANAGER CORE BOND............  1.35%          B         $148.18          1
MULTIMANAGER CORE BOND............  1.45%          B         $146.53         --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                    -------- --------------- ---------- -----------
MULTIMANAGER INTERNATIONAL EQUITY..  0.40%          B         $109.68        --
MULTIMANAGER INTERNATIONAL EQUITY..  0.50%          B         $136.60        --
MULTIMANAGER INTERNATIONAL EQUITY..  0.70%          B         $111.80        --
MULTIMANAGER INTERNATIONAL EQUITY..  0.70%          B         $133.60         2
MULTIMANAGER INTERNATIONAL EQUITY..  0.90%          B         $130.68        11
MULTIMANAGER INTERNATIONAL EQUITY..  0.95%          B         $129.95        37
MULTIMANAGER INTERNATIONAL EQUITY..  1.00%          B         $129.24        --
MULTIMANAGER INTERNATIONAL EQUITY..  1.10%          B         $127.80         4
MULTIMANAGER INTERNATIONAL EQUITY..  1.20%          B         $126.39        43
MULTIMANAGER INTERNATIONAL EQUITY..  1.25%          B         $ 67.14         9
MULTIMANAGER INTERNATIONAL EQUITY..  1.30%          B         $ 78.00         2
MULTIMANAGER INTERNATIONAL EQUITY..  1.34%          B         $124.43       320
MULTIMANAGER INTERNATIONAL EQUITY..  1.34%          B         $143.74        14
MULTIMANAGER INTERNATIONAL EQUITY..  1.35%          B         $124.29        --
MULTIMANAGER INTERNATIONAL EQUITY..  1.45%          B         $122.91        --

MULTIMANAGER LARGE CAP CORE EQUITY.  0.50%          B         $124.33        --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.70%          B         $121.60        --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.90%          B         $117.63        --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.90%          B         $118.94         1
MULTIMANAGER LARGE CAP CORE EQUITY.  0.95%          B         $118.28         6
MULTIMANAGER LARGE CAP CORE EQUITY.  1.00%          B         $117.63        --
MULTIMANAGER LARGE CAP CORE EQUITY.  1.10%          B         $116.32         1
MULTIMANAGER LARGE CAP CORE EQUITY.  1.20%          B         $115.03        15
MULTIMANAGER LARGE CAP CORE EQUITY.  1.25%          B         $ 85.01         2
MULTIMANAGER LARGE CAP CORE EQUITY.  1.30%          B         $ 94.80         1
MULTIMANAGER LARGE CAP CORE EQUITY.  1.34%          B         $113.25        82
MULTIMANAGER LARGE CAP CORE EQUITY.  1.45%          B         $111.87        --

MULTIMANAGER LARGE CAP VALUE.......  0.50%          B         $143.09        --
MULTIMANAGER LARGE CAP VALUE.......  0.70%          B         $139.95         2
MULTIMANAGER LARGE CAP VALUE.......  0.90%          B         $136.88         4
MULTIMANAGER LARGE CAP VALUE.......  0.95%          B         $136.13        41
MULTIMANAGER LARGE CAP VALUE.......  1.10%          B         $133.88         5
MULTIMANAGER LARGE CAP VALUE.......  1.20%          B         $132.39        53
MULTIMANAGER LARGE CAP VALUE.......  1.25%          B         $ 84.17         9
MULTIMANAGER LARGE CAP VALUE.......  1.30%          B         $ 94.65         2
MULTIMANAGER LARGE CAP VALUE.......  1.34%          B         $130.34       252
MULTIMANAGER LARGE CAP VALUE.......  1.45%          B         $128.75        --

MULTIMANAGER MID CAP GROWTH........  0.50%          B         $133.71        --
MULTIMANAGER MID CAP GROWTH........  0.70%          B         $130.78         1
MULTIMANAGER MID CAP GROWTH........  0.90%          B         $127.92         7
MULTIMANAGER MID CAP GROWTH........  0.90%          B         $139.38        --
MULTIMANAGER MID CAP GROWTH........  0.95%          B         $127.21        36
MULTIMANAGER MID CAP GROWTH........  1.00%          B         $126.51        --
MULTIMANAGER MID CAP GROWTH........  1.10%          B         $125.10         4
MULTIMANAGER MID CAP GROWTH........  1.20%          B         $123.72        52
MULTIMANAGER MID CAP GROWTH........  1.25%          B         $ 99.47         8
MULTIMANAGER MID CAP GROWTH........  1.30%          B         $115.40         2
MULTIMANAGER MID CAP GROWTH........  1.34%          B         $121.80       394
MULTIMANAGER MID CAP GROWTH........  1.34%          B         $182.16         7
MULTIMANAGER MID CAP GROWTH........  1.35%          B         $121.67        --
MULTIMANAGER MID CAP GROWTH........  1.45%          B         $120.32        --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                -------- --------------- ---------- -----------
MULTIMANAGER MID CAP VALUE.....  0.40%          B         $106.24        --
MULTIMANAGER MID CAP VALUE.....  0.50%          B         $162.17        --
MULTIMANAGER MID CAP VALUE.....  0.70%          B         $138.58        --
MULTIMANAGER MID CAP VALUE.....  0.70%          B         $158.62         1
MULTIMANAGER MID CAP VALUE.....  0.90%          B         $155.14         9
MULTIMANAGER MID CAP VALUE.....  0.95%          B         $154.28        33
MULTIMANAGER MID CAP VALUE.....  1.10%          B         $151.73         6
MULTIMANAGER MID CAP VALUE.....  1.20%          B         $150.05        41
MULTIMANAGER MID CAP VALUE.....  1.25%          B         $ 95.34        12
MULTIMANAGER MID CAP VALUE.....  1.30%          B         $109.52         2
MULTIMANAGER MID CAP VALUE.....  1.34%          B         $147.73       278
MULTIMANAGER MID CAP VALUE.....  1.34%          B         $188.12         4
MULTIMANAGER MID CAP VALUE.....  1.45%          B         $145.92        --

MULTIMANAGER MULTI-SECTOR BOND.  0.70%          A         $119.15         2
MULTIMANAGER MULTI-SECTOR BOND.  0.90%          A         $154.67        16
MULTIMANAGER MULTI-SECTOR BOND.  1.20%          A         $128.85         5
MULTIMANAGER MULTI-SECTOR BOND.  1.34%          A         $170.12       492
MULTIMANAGER MULTI-SECTOR BOND.  1.35%          A         $181.29         4
MULTIMANAGER MULTI-SECTOR BOND.  1.45%          A         $ 99.32         1
MULTIMANAGER MULTI-SECTOR BOND.  0.50%          B         $133.36         2
MULTIMANAGER MULTI-SECTOR BOND.  0.70%          B         $124.44        --
MULTIMANAGER MULTI-SECTOR BOND.  0.80%          B         $128.22        --
MULTIMANAGER MULTI-SECTOR BOND.  0.90%          B         $104.45         4
MULTIMANAGER MULTI-SECTOR BOND.  0.95%          B         $120.33        85
MULTIMANAGER MULTI-SECTOR BOND.  1.00%          B         $140.56        --
MULTIMANAGER MULTI-SECTOR BOND.  1.10%          B         $117.92        15
MULTIMANAGER MULTI-SECTOR BOND.  1.20%          B         $ 99.60       138
MULTIMANAGER MULTI-SECTOR BOND.  1.25%          B         $ 92.86        49
MULTIMANAGER MULTI-SECTOR BOND.  1.30%          B         $ 96.76         7

MULTIMANAGER SMALL CAP GROWTH..  0.70%          B         $124.38         1
MULTIMANAGER SMALL CAP GROWTH..  0.80%          B         $188.20        --
MULTIMANAGER SMALL CAP GROWTH..  0.90%          B         $122.33         5
MULTIMANAGER SMALL CAP GROWTH..  0.95%          B         $121.83        20
MULTIMANAGER SMALL CAP GROWTH..  1.00%          B         $121.33        --
MULTIMANAGER SMALL CAP GROWTH..  1.10%          B         $120.32         3
MULTIMANAGER SMALL CAP GROWTH..  1.20%          B         $119.32        30
MULTIMANAGER SMALL CAP GROWTH..  1.25%          B         $ 80.94         5
MULTIMANAGER SMALL CAP GROWTH..  1.30%          B         $ 92.66         1
MULTIMANAGER SMALL CAP GROWTH..  1.34%          B         $117.21        13
MULTIMANAGER SMALL CAP GROWTH..  1.34%          B         $117.94       249
MULTIMANAGER SMALL CAP GROWTH..  1.35%          B         $117.84        --
MULTIMANAGER SMALL CAP GROWTH..  1.45%          B         $116.86        --

MULTIMANAGER SMALL CAP VALUE...  0.50%          B         $189.51         1
MULTIMANAGER SMALL CAP VALUE...  0.70%          B         $196.11         1
MULTIMANAGER SMALL CAP VALUE...  0.90%          B         $190.90        11
MULTIMANAGER SMALL CAP VALUE...  0.95%          B         $149.63        34
MULTIMANAGER SMALL CAP VALUE...  1.00%          B         $188.35        --
MULTIMANAGER SMALL CAP VALUE...  1.10%          B         $185.82         1
MULTIMANAGER SMALL CAP VALUE...  1.20%          B         $183.31        48
MULTIMANAGER SMALL CAP VALUE...  1.25%          B         $ 82.72         3
MULTIMANAGER SMALL CAP VALUE...  1.30%          B         $ 90.31        --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                                       -------- --------------- ---------- -----------
MULTIMANAGER SMALL CAP VALUE..........................  1.34%          B         $178.36        18
MULTIMANAGER SMALL CAP VALUE..........................  1.34%          B         $179.88       511
MULTIMANAGER SMALL CAP VALUE..........................  1.35%          B         $179.63         1
MULTIMANAGER SMALL CAP VALUE..........................  1.45%          B         $138.95        --

MULTIMANAGER TECHNOLOGY...............................  0.50%          B         $135.22         1
MULTIMANAGER TECHNOLOGY...............................  0.70%          B         $132.25         7
MULTIMANAGER TECHNOLOGY...............................  0.70%          B         $150.06        --
MULTIMANAGER TECHNOLOGY...............................  0.90%          B         $129.35        12
MULTIMANAGER TECHNOLOGY...............................  0.95%          B         $128.64        39
MULTIMANAGER TECHNOLOGY...............................  1.00%          B         $127.93        --
MULTIMANAGER TECHNOLOGY...............................  1.10%          B         $126.51        10
MULTIMANAGER TECHNOLOGY...............................  1.20%          B         $125.11       123
MULTIMANAGER TECHNOLOGY...............................  1.25%          B         $103.86        19
MULTIMANAGER TECHNOLOGY...............................  1.30%          B         $122.00         3
MULTIMANAGER TECHNOLOGY...............................  1.34%          B         $123.17       698
MULTIMANAGER TECHNOLOGY***............................  1.34%          B         $191.22         4
MULTIMANAGER TECHNOLOGY...............................  1.35%          B         $123.04         2
MULTIMANAGER TECHNOLOGY...............................  1.45%          B         $121.67         1

OPPENHEIMER MAIN STREET FUND(R)/VA....................  0.50%    SERVICE CLASS   $123.06         1
OPPENHEIMER MAIN STREET FUND(R)/VA....................  1.20%    SERVICE CLASS   $120.74         3

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.50%    ADVISOR CLASS   $119.10        --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.70%    ADVISOR CLASS   $118.46        --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.90%    ADVISOR CLASS   $117.82         1
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.00%    ADVISOR CLASS   $117.50        --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.10%    ADVISOR CLASS   $117.18         1
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.20%    ADVISOR CLASS   $116.86        29

TARGET 2015 ALLOCATION................................  0.50%          B         $112.77        --
TARGET 2015 ALLOCATION................................  0.70%          B         $111.34         1
TARGET 2015 ALLOCATION................................  0.90%          B         $109.93        16
TARGET 2015 ALLOCATION................................  0.95%          B         $109.58         8
TARGET 2015 ALLOCATION................................  1.10%          B         $108.54         3
TARGET 2015 ALLOCATION................................  1.20%          B         $107.85        24
TARGET 2015 ALLOCATION................................  1.25%          B         $ 93.15        14
TARGET 2015 ALLOCATION................................  1.34%          B         $106.89       141
TARGET 2015 ALLOCATION................................  1.35%          B         $106.82         1

TARGET 2025 ALLOCATION................................  0.50%          B         $110.93        --
TARGET 2025 ALLOCATION................................  0.70%          B         $109.53         4
TARGET 2025 ALLOCATION................................  0.80%          B         $169.62        --
TARGET 2025 ALLOCATION................................  0.90%          B         $108.15        22
TARGET 2025 ALLOCATION................................  0.95%          B         $107.80        11
TARGET 2025 ALLOCATION................................  1.00%          B         $107.46        --
TARGET 2025 ALLOCATION................................  1.10%          B         $106.78        14
TARGET 2025 ALLOCATION................................  1.20%          B         $106.09        62
TARGET 2025 ALLOCATION................................  1.25%          B         $ 90.14         9

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2012

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)/+/
                                       -------- --------------- ---------- -----------
TARGET 2025 ALLOCATION................  1.34%         B          $105.15       211
TARGET 2025 ALLOCATION................  1.35%         B          $105.08        --
TARGET 2025 ALLOCATION................  1.45%         B          $104.41        --

TARGET 2035 ALLOCATION................  0.50%         B          $109.83        --
TARGET 2035 ALLOCATION................  0.70%         B          $108.44         1
TARGET 2035 ALLOCATION................  0.90%         B          $107.07        15
TARGET 2035 ALLOCATION................  0.95%         B          $106.73         6
TARGET 2035 ALLOCATION................  1.00%         B          $106.39        --
TARGET 2035 ALLOCATION................  1.10%         B          $105.72        11
TARGET 2035 ALLOCATION................  1.20%         B          $105.04        58
TARGET 2035 ALLOCATION................  1.25%         B          $ 87.86         9
TARGET 2035 ALLOCATION................  1.34%         B          $104.11       195
TARGET 2035 ALLOCATION................  1.35%         B          $104.04        --
TARGET 2035 ALLOCATION................  1.45%         B          $103.37        --

TARGET 2045 ALLOCATION................  0.70%         B          $106.39        --
TARGET 2045 ALLOCATION................  0.90%         B          $105.04        11
TARGET 2045 ALLOCATION................  0.95%         B          $104.71         6
TARGET 2045 ALLOCATION................  1.00%         B          $104.38        --
TARGET 2045 ALLOCATION................  1.10%         B          $103.71         8
TARGET 2045 ALLOCATION................  1.20%         B          $103.05        47
TARGET 2045 ALLOCATION................  1.25%         B          $ 84.81         4
TARGET 2045 ALLOCATION................  1.34%         B          $102.13       137
TARGET 2045 ALLOCATION................  1.35%         B          $102.06        --
TARGET 2045 ALLOCATION................  1.45%         B          $101.41        --

TEMPLETON GLOBAL BOND SECURITIES FUND.  0.50%      CLASS 2       $118.35         1
TEMPLETON GLOBAL BOND SECURITIES FUND.  0.70%      CLASS 2       $117.70        --
TEMPLETON GLOBAL BOND SECURITIES FUND.  0.80%      CLASS 2       $117.39        --
TEMPLETON GLOBAL BOND SECURITIES FUND.  0.90%      CLASS 2       $117.07         2
TEMPLETON GLOBAL BOND SECURITIES FUND.  1.00%      CLASS 2       $116.75         1
TEMPLETON GLOBAL BOND SECURITIES FUND.  1.10%      CLASS 2       $116.43         1
TEMPLETON GLOBAL BOND SECURITIES FUND.  1.20%      CLASS 2       $116.12       130

VAN ECK VIP GLOBAL HARD ASSETS FUND...  0.50%   CLASS S SHARES   $ 85.55         1
VAN ECK VIP GLOBAL HARD ASSETS FUND...  0.70%   CLASS S SHARES   $ 85.27        --
VAN ECK VIP GLOBAL HARD ASSETS FUND...  0.80%   CLASS S SHARES   $ 85.13        --
VAN ECK VIP GLOBAL HARD ASSETS FUND...  0.90%   CLASS S SHARES   $ 84.99         6
VAN ECK VIP GLOBAL HARD ASSETS FUND...  0.95%   CLASS S SHARES   $ 84.92         7
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.00%   CLASS S SHARES   $ 84.85        --
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.10%   CLASS S SHARES   $ 84.71         7
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.20%   CLASS S SHARES   $ 84.57        38
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.25%   CLASS S SHARES   $ 84.50        15
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.34%   CLASS S SHARES   $ 84.37        90
VAN ECK VIP GLOBAL HARD ASSETS FUND...  1.45%   CLASS S SHARES   $ 84.22        --

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the shares of the Portfolio that the Variable Investment
  Options invest in, as further described in Note 5 of these financial statements.
***In 2012, this Variable Investment Option exceeds the maximum expense limitation (See Note 7).
^ This Variable Investment Option is subject to a non-guaranteed fee waiver. If the total return on any given day is negative, the contract charges will be waived in its entirety. In 2012, the contract charges were 0.00%.
+ Variable Investment Options where Units Outstanding are less than 500 are denoted by a --.


                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   ALL ASSET  AMERICAN CENTURY
                                                                   GROWTH-ALT VP MID CAP VALUE AXA AGGRESSIVE AXA BALANCED
                                                                      20*           FUND        ALLOCATION*    STRATEGY*
                                                                   ---------- ---------------- -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  577,690     $ 51,281      $ 3,492,781    $  380,479
  Expenses:
   Asset-based charges............................................    423,323       30,575        5,011,898       556,251
                                                                   ----------     --------      -----------    ----------
   Net Expenses...................................................    423,323       30,575        5,011,898       556,251
                                                                   ----------     --------      -----------    ----------

NET INVESTMENT INCOME (LOSS)......................................    154,367       20,706       (1,519,117)     (175,772)
                                                                   ----------     --------      -----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    198,529       16,603        9,258,473       246,110
   Realized gain distribution from The Trusts.....................    889,573      111,546        5,437,944            --
                                                                   ----------     --------      -----------    ----------
  Net realized gain (loss)........................................  1,088,102      128,149       14,696,417       246,110
                                                                   ----------     --------      -----------    ----------

  Change in unrealized appreciation (depreciation) of investments.  1,866,134      198,500       33,150,613     2,678,525
                                                                   ----------     --------      -----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  2,954,236      326,649       47,847,030     2,924,635
                                                                   ----------     --------      -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $3,108,603     $347,355      $46,327,913    $2,748,863
                                                                   ==========     ========      ===========    ==========

                                                                   AXA CONSERVATIVE AXA CONSERVATIVE
                                                                     ALLOCATION*    GROWTH STRATEGY*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $1,029,333        $ 73,349
  Expenses:
   Asset-based charges............................................     1,509,855         103,553
                                                                      ----------        --------
   Net Expenses...................................................     1,509,855         103,553
                                                                      ----------        --------

NET INVESTMENT INCOME (LOSS)......................................      (480,522)        (30,204)
                                                                      ----------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (336,658)         88,394
   Realized gain distribution from The Trusts.....................     1,686,838              --
                                                                      ----------        --------
  Net realized gain (loss)........................................     1,350,180          88,394
                                                                      ----------        --------

  Change in unrealized appreciation (depreciation) of investments.     2,958,199         337,483
                                                                      ----------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     4,308,379         425,877
                                                                      ----------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $3,827,857        $395,673
                                                                      ==========        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                AXA CONSERVATIVE AXA CONSERVATIVE- AXA GROWTH AXA MODERATE      AXA MODERATE
                                   STRATEGY*     PLUS ALLOCATION*  STRATEGY*  ALLOCATION*   GROWTH STRATEGY*/(1)/
                                ---------------- ----------------- ---------- ------------  --------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts...     $ 32,529        $ 1,448,246     $  9,124  $ 12,309,235        $17,184
 Expenses:
   Asset-based charges.........       41,888          2,184,430       14,474    21,875,798          7,636
   Less: Reduction for
    expense limitation.........           --                 --           --    (7,142,768)            --
                                    --------        -----------     --------  ------------        -------
   Net Expenses................       41,888          2,184,430       14,474    14,733,030          7,636
                                    --------        -----------     --------  ------------        -------

NET INVESTMENT INCOME (LOSS)...       (9,359)          (736,184)      (5,350)   (2,423,795)         9,548
                                    --------        -----------     --------  ------------        -------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments................       23,055          2,194,961       12,394   (16,625,549)        12,453
   Realized gain distribution
    from The Trusts............           --          2,440,483           --    18,346,255             --
                                    --------        -----------     --------  ------------        -------
 Net realized gain (loss)......       23,055          4,635,444       12,394     1,720,706         12,453
                                    --------        -----------     --------  ------------        -------

 Change in unrealized
   appreciation
   (depreciation) of
   investments.................       83,831          6,032,702      115,828   118,284,296         23,176
                                    --------        -----------     --------  ------------        -------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS....      106,886         10,668,146      128,222   120,005,002         35,629
                                    --------        -----------     --------  ------------        -------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS....................     $ 97,527        $ 9,931,962     $122,872  $117,581,207        $45,177
                                    ========        ===========     ========  ============        =======

                                 AXA MODERATE-
                                PLUS ALLOCATION*
                                ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts...   $  6,964,135
 Expenses:
   Asset-based charges.........     10,949,701
   Less: Reduction for
    expense limitation.........             --
                                  ------------
   Net Expenses................     10,949,701
                                  ------------

NET INVESTMENT INCOME (LOSS)...     (3,985,566)
                                  ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments................    (11,132,487)
   Realized gain distribution
    from The Trusts............     13,627,355
                                  ------------
 Net realized gain (loss)......      2,494,868
                                  ------------

 Change in unrealized
   appreciation
   (depreciation) of
   investments.................     83,311,021
                                  ------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS....     85,805,889
                                  ------------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS....................   $ 81,820,323
                                  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
/(1)/Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                       EQ/ALLIANCEBERNSTEIN
                                                                         AXA TACTICAL        DYNAMIC
                                AXA TACTICAL AXA TACTICAL AXA TACTICAL     MANAGER      WEALTH STRATEGIES   EQ/ALLIANCEBERNSTEIN
                                MANAGER 400* MANAGER 500* MANAGER 2000* INTERNATIONAL*   PORTFOLIO*/(1)/     SMALL CAP GROWTH*
                                ------------ ------------ ------------- -------------- -------------------- --------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts...   $  6,653     $ 31,640     $  5,462      $  25,459          $ 5,240            $   651,679
 Expenses:
   Asset-based charges.........     36,105       58,683       19,105         48,548            5,091              3,961,372
                                  --------     --------     --------      ---------          -------            -----------
   Net Expenses................     36,105       58,683       19,105         48,548            5,091              3,961,372
                                  --------     --------     --------      ---------          -------            -----------

NET INVESTMENT INCOME (LOSS)...    (29,452)     (27,043)     (13,643)       (23,089)             149             (3,309,693)
                                  --------     --------     --------      ---------          -------            -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments................    (99,421)     166,894       18,649       (194,178)           3,782             12,399,814
   Realized gain distribution
    from The Trusts............     24,299       72,149       22,092             --            5,778             17,565,055
                                  --------     --------     --------      ---------          -------            -----------
 Net realized gain (loss)......    (75,122)     239,043       40,741       (194,178)           9,560             29,964,869
                                  --------     --------     --------      ---------          -------            -----------

 Change in unrealized
   appreciation
   (depreciation) of
   investments.................    498,667      370,759      178,864        767,834           20,823             13,162,841
                                  --------     --------     --------      ---------          -------            -----------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS....    423,545      609,802      219,605        573,656           30,383             43,127,710
                                  --------     --------     --------      ---------          -------            -----------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS....................   $394,093     $582,759     $205,962      $ 550,567          $30,532            $39,818,017
                                  ========     ========     ========      =========          =======            ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
/(1)/Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                     EQ/AXA FRANKLIN EQ/BLACKROCK    EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL
                                     SMALL CAP VALUE BASIC VALUE  ADVISORS EQUITY   SOCIALLY     GUARDIAN   EQ/COMMON STOCK
                                          CORE*        EQUITY*        INCOME*     RESPONSIBLE*  RESEARCH*       INDEX*
                                     --------------- ------------ --------------- ------------ -----------  ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........   $  102,533    $ 7,030,136    $1,312,077     $  262,158  $ 1,489,910   $ 30,865,365
 Expenses:
   Asset-based charges..............      183,937      5,693,819       805,464        339,358    2,137,431     28,713,568
   Less: Reduction for expense
    limitation......................           --             --            --             --           --     (5,669,278)
                                       ----------    -----------    ----------     ----------  -----------   ------------
   Net Expenses.....................      183,937      5,693,819       805,464        339,358    2,137,431     23,044,290
                                       ----------    -----------    ----------     ----------  -----------   ------------

NET INVESTMENT INCOME (LOSS)........      (81,404)     1,336,317       506,613        (77,200)    (647,521)     7,821,075
                                       ----------    -----------    ----------     ----------  -----------   ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................      577,638     (8,311,293)    3,773,680       (252,419)    (566,978)    (2,853,747)
   Realized gain distribution from
    The Trusts......................           --             --       794,244             --           --             --
                                       ----------    -----------    ----------     ----------  -----------   ------------
 Net realized gain (loss)...........      577,638     (8,311,293)    4,567,924       (252,419)    (566,978)    (2,853,747)
                                       ----------    -----------    ----------     ----------  -----------   ------------

 Change in unrealized appreciation
   (depreciation) of investments....    1,543,107     56,328,176     4,149,246      3,916,392   25,315,504    261,721,619
                                       ----------    -----------    ----------     ----------  -----------   ------------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............    2,120,745     48,016,883     8,717,170      3,663,973   24,748,526    258,867,872
                                       ----------    -----------    ----------     ----------  -----------   ------------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   $2,039,341    $49,353,200    $9,223,783     $3,586,773  $24,101,005   $266,688,947
                                       ==========    ===========    ==========     ==========  ===========   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                                            EQ/FRANKLIN
                                       EQ/CORE   EQ/DAVIS NEW YORK  EQ/EQUITY    EQ/EQUITY    EQ/FRANKLIN    TEMPLETON
                                     BOND INDEX*     VENTURE*       500 INDEX*  GROWTH PLUS* CORE BALANCED* ALLOCATION*
                                     ----------- ----------------- ------------ ------------ -------------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........ $1,750,214     $  230,133     $ 13,872,397 $ 1,996,020    $2,216,492   $  894,977
 Expenses:
   Asset-based charges..............  1,542,608        340,219       10,736,692   4,267,139       927,654      635,667
                                     ----------     ----------     ------------ -----------    ----------   ----------
   Net Expenses.....................  1,542,608        340,219       10,736,692   4,267,139       927,654      635,667
                                     ----------     ----------     ------------ -----------    ----------   ----------

NET INVESTMENT INCOME (LOSS)........    207,606       (110,086)       3,135,705  (2,271,119)    1,288,838      259,310
                                     ----------     ----------     ------------ -----------    ----------   ----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................   (309,555)     1,331,911       17,245,088  (2,631,241)    3,483,263    2,034,742
   Realized gain distribution from
    The Trusts......................         --             --          349,340          --            --           --
                                     ----------     ----------     ------------ -----------    ----------   ----------
 Net realized gain (loss)...........   (309,555)     1,331,911       17,594,428  (2,631,241)    3,483,263    2,034,742
                                     ----------     ----------     ------------ -----------    ----------   ----------

 Change in unrealized appreciation
   (depreciation) of investments....  2,366,021      1,418,686       83,075,715  44,087,585     1,935,083    3,822,764
                                     ----------     ----------     ------------ -----------    ----------   ----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............  2,056,466      2,750,597      100,670,143  41,456,344     5,418,346    5,857,506
                                     ----------     ----------     ------------ -----------    ----------   ----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $2,264,072     $2,640,511     $103,805,848 $39,185,225    $6,707,184   $6,116,816
                                     ==========     ==========     ============ ===========    ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                           EQ/GAMCOSMALL
                         EQ/GAMCO MERGERS     COMPANY    EQ/GLOBAL BOND EQ/GLOBAL MULTI- EQ/INTERMEDIATE  EQ/INTERNATIONAL
                         AND ACQUISITIONS*    VALUE*         PLUS*       SECTOR EQUITY*  GOVERNMENT BOND*    CORE PLUS*
                         ----------------- ------------- -------------- ---------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The
    Trusts..............    $       --      $ 5,415,282   $ 1,233,843     $ 5,300,886       $  216,384      $ 1,796,178
 Expenses:
   Asset-based charges..       248,519        5,327,352     1,074,138       4,825,393        1,165,833        1,574,635
   Less: Reduction
    for expense
    limitation..........            --               --            --              --          (11,342)              --
                            ----------      -----------   -----------     -----------       ----------      -----------
   Net Expenses.........       248,519        5,327,352     1,074,138       4,825,393        1,154,491        1,574,635
                            ----------      -----------   -----------     -----------       ----------      -----------

NET INVESTMENT INCOME
 (LOSS).................      (248,519)          87,930       159,705         475,493         (938,107)         221,543
                            ----------      -----------   -----------     -----------       ----------      -----------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain
    (loss) on
    investments.........       521,244       33,726,871     1,233,003      25,359,247          733,161          930,442
   Realized gain
    distribution from
    The Trusts..........       433,293       11,531,274     3,243,451              --          332,311               --
                            ----------      -----------   -----------     -----------       ----------      -----------
 Net realized gain
   (loss)...............       954,537       45,258,145     4,476,454      25,359,247        1,065,472          930,442
                            ----------      -----------   -----------     -----------       ----------      -----------

 Change in unrealized
   appreciation
   (depreciation) of
   investments..........        47,859       16,868,250    (2,575,551)     27,635,835         (383,986)      15,922,231
                            ----------      -----------   -----------     -----------       ----------      -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..     1,002,396       62,126,395     1,900,903      52,995,082          681,486       16,852,673
                            ----------      -----------   -----------     -----------       ----------      -----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS........    $  753,877      $62,214,325   $ 2,060,608     $53,470,575       $ (256,621)     $17,074,216
                            ==========      ===========   ===========     ===========       ==========      ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                        EQ/JPMORGAN
                                     EQ/INTERNATIONAL EQ/INTERNATIONAL     VALUE         EQ/LARGE    EQ/LARGE CAP  EQ/LARGE CAP
                                      EQUITY INDEX*     VALUE PLUS*    OPPORTUNITIES* CAP CORE PLUS* GROWTH INDEX* GROWTH PLUS*
                                     ---------------- ---------------- -------------- -------------- ------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........   $ 11,819,341     $  3,664,476     $  432,838     $  151,300    $ 1,606,990  $ 1,344,478
 Expenses:
   Asset-based charges..............      5,191,542        2,617,966        589,882        178,209      1,695,779    3,133,233
                                       ------------     ------------     ----------     ----------    -----------  -----------
   Net Expenses.....................      5,191,542        2,617,966        589,882        178,209      1,695,779    3,133,233
                                       ------------     ------------     ----------     ----------    -----------  -----------

NET INVESTMENT INCOME (LOSS)........      6,627,799        1,046,510       (157,044)       (26,909)       (88,789)  (1,788,755)
                                       ------------     ------------     ----------     ----------    -----------  -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................    (27,411,288)     (18,807,398)      (365,247)       696,962      4,588,063   10,425,351
   Realized gain distribution from
    The Trusts......................             --               --             --      1,036,019             --           --
                                       ------------     ------------     ----------     ----------    -----------  -----------
 Net realized gain (loss)...........    (27,411,288)     (18,807,398)      (365,247)     1,732,981      4,588,063   10,425,351
                                       ------------     ------------     ----------     ----------    -----------  -----------

 Change in unrealized appreciation
   (depreciation) of investments....     75,777,376       48,061,208      6,631,487         49,355     11,202,753   18,650,217
                                       ------------     ------------     ----------     ----------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............     48,366,088       29,253,810      6,266,240      1,782,336     15,790,816   29,075,568
                                       ------------     ------------     ----------     ----------    -----------  -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   $ 54,993,887     $ 30,300,320     $6,109,196     $1,755,427    $15,702,027  $27,286,813
                                       ============     ============     ==========     ==========    ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                   EQ/MFS
                                     EQ/LARGE CAP EQ/LARGE CAP  EQ/LORD ABBETT  INTERNATIONAL  EQ/MID CAP  EQ/MID CAP
                                     VALUE INDEX* VALUE PLUS*   LARGE CAP CORE*    GROWTH*       INDEX*    VALUE PLUS*
                                     ------------ ------------  --------------- ------------- -----------  -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........  $  777,014  $ 11,089,701    $  452,442     $   735,026  $ 3,211,351  $ 5,062,030
 Expenses:
   Asset-based charges..............     491,187     9,373,009       520,774         917,370    4,190,626    5,499,112
                                      ----------  ------------    ----------     -----------  -----------  -----------
   Net Expenses.....................     491,187     9,373,009       520,774         917,370    4,190,626    5,499,112
                                      ----------  ------------    ----------     -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS)........     285,827     1,716,692       (68,332)       (182,344)    (979,275)    (437,082)
                                      ----------  ------------    ----------     -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................   2,324,897   (58,332,902)    1,493,647       1,590,786   (2,334,603)  (2,141,118)
                                      ----------  ------------    ----------     -----------  -----------  -----------
 Net realized gain (loss)...........   2,324,897   (58,332,902)    1,493,647       1,590,786   (2,334,603)  (2,141,118)
                                      ----------  ------------    ----------     -----------  -----------  -----------

 Change in unrealized appreciation
   (depreciation) of investments....   2,711,222   152,399,937     3,890,413      10,431,662   49,751,851   68,424,769
                                      ----------  ------------    ----------     -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   5,036,119    94,067,035     5,384,060      12,022,448   47,417,248   66,283,651
                                      ----------  ------------    ----------     -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $5,321,946  $ 95,783,727    $5,315,728     $11,840,104  $46,437,973  $65,846,569
                                      ==========  ============    ==========     ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                      EQ/MORGAN    EQ/MUTUAL
                                       EQ/MONEY     EQ/MONTAG &    STANLEY MID CAP LARGE CAP  EQ/OPPENHEIMER EQ/PIMCO ULTRA
                                       MARKET*    CALDWELL GROWTH*     GROWTH*      EQUITY*      GLOBAL*      SHORT BOND*
                                     -----------  ---------------- --------------- ---------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........ $        --     $  333,631      $ 1,011,910   $  359,341   $  494,324     $  649,064
 Expenses:
   Asset-based charges..............   1,209,261        507,765        2,715,723      346,408      715,483      1,481,027
                                     -----------     ----------      -----------   ----------   ----------     ----------
   Net Expenses.....................   1,209,261        507,765        2,715,723      346,408      715,483      1,481,027
                                     -----------     ----------      -----------   ----------   ----------     ----------

NET INVESTMENT INCOME (LOSS)........  (1,209,261)      (174,134)      (1,703,813)      12,933     (221,159)      (831,963)
                                     -----------     ----------      -----------   ----------   ----------     ----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................      (4,881)     2,650,762        6,157,937      758,304    1,418,001         87,758
   Realized gain distribution from
    The Trusts......................          --             --        3,545,310           --           --             --
                                     -----------     ----------      -----------   ----------   ----------     ----------
 Net realized gain (loss)...........      (4,881)     2,650,762        9,703,247      758,304    1,418,001         87,758
                                     -----------     ----------      -----------   ----------   ----------     ----------

 Change in unrealized appreciation
   (depreciation) of investments....       5,689      1,648,294        5,359,705    2,434,742    8,489,212      1,055,818
                                     -----------     ----------      -----------   ----------   ----------     ----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............         808      4,299,056       15,062,952    3,193,046    9,907,213      1,143,576
                                     -----------     ----------      -----------   ----------   ----------     ----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $(1,208,453)    $4,124,922      $13,359,139   $3,205,979   $9,686,054     $  311,613
                                     ===========     ==========      ===========   ==========   ==========     ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                   EQ/SMALL
                                      EQ/QUALITY   COMPANY    EQ/T. ROWE PRICE  EQ/TEMPLETON  EQ/UBS GROWTH & EQ/VAN KAMPEN
                                      BOND PLUS*    INDEX*     GROWTH STOCK*   GLOBAL EQUITY*     INCOME*       COMSTOCK*
                                     -----------  ----------- ---------------- -------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........ $   788,325  $ 2,807,274   $        --      $  432,958     $  161,913     $  326,506
 Expenses:
   Asset-based charges..............   1,690,832    2,338,977     2,357,755         410,877        250,186        325,944
                                     -----------  -----------   -----------      ----------     ----------     ----------
   Net Expenses.....................   1,690,832    2,338,977     2,357,755         410,877        250,186        325,944
                                     -----------  -----------   -----------      ----------     ----------     ----------

NET INVESTMENT INCOME (LOSS)........    (902,507)     468,297    (2,357,755)         22,081        (88,273)           562
                                     -----------  -----------   -----------      ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................  (2,613,240)   3,022,850    12,264,853       1,474,559      1,804,301      1,780,459
   Realized gain distribution from
    The Trusts......................          --   11,211,541            --              --             --             --
                                     -----------  -----------   -----------      ----------     ----------     ----------
 Net realized gain (loss)...........  (2,613,240)  14,234,391    12,264,853       1,474,559      1,804,301      1,780,459
                                     -----------  -----------   -----------      ----------     ----------     ----------

 Change in unrealized appreciation
   (depreciation) of investments....   5,312,570    9,611,442    16,903,157       3,755,690        341,316      2,094,260
                                     -----------  -----------   -----------      ----------     ----------     ----------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   2,699,330   23,845,833    29,168,010       5,230,249      2,145,617      3,874,719
                                     -----------  -----------   -----------      ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $ 1,796,823  $24,314,130   $26,810,255      $5,252,330     $2,057,344     $3,875,281
                                     ===========  ===========   ===========      ==========     ==========     ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                    FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP GOLDMAN SACHS INVESCO V.I.
                                     EQ/WELLS FARGO  CONTRAFUND(R)   EQUITY-INCOME      MID CAP      VIT MID CAP   DIVERSIFIED
                                     OMEGA GROWTH*     PORTFOLIO       PORTFOLIO       PORTFOLIO     VALUE FUND   DIVIDEND FUND
                                     -------------- --------------- --------------- --------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The Trusts........  $    17,435     $ 1,438,761      $ 52,762        $ 28,422      $   99,148      $ 9,148
 Expenses:
   Asset-based charges..............    1,542,445       1,353,103        13,931          68,734          90,406        4,599
                                      -----------     -----------      --------        --------      ----------      -------
   Net Expenses.....................    1,542,445       1,353,103        13,931          68,734          90,406        4,599
                                      -----------     -----------      --------        --------      ----------      -------

NET INVESTMENT INCOME (LOSS)........   (1,525,010)         85,658        38,831         (40,312)          8,742        4,549
                                      -----------     -----------      --------        --------      ----------      -------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain (loss) on
    investments.....................    6,302,431       1,397,507        13,422          31,667         283,210        4,909
   Realized gain distribution from
    The Trusts......................    4,257,094              --        91,488         594,156              --           --
                                      -----------     -----------      --------        --------      ----------      -------
 Net realized gain (loss)...........   10,559,525       1,397,507       104,910         625,823         283,210        4,909
                                      -----------     -----------      --------        --------      ----------      -------

 Change in unrealized appreciation
   (depreciation) of investments....    9,709,315      11,049,882         9,887          46,597         717,132       46,080
                                      -----------     -----------      --------        --------      ----------      -------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   20,268,840      12,447,389       114,797         672,420       1,000,342       50,989
                                      -----------     -----------      --------        --------      ----------      -------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...  $18,743,830     $12,533,047      $153,628        $632,108      $1,009,084      $55,538
                                      ===========     ===========      ========        ========      ==========      =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                             INVESCO V.I.
                       INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL INVESCO V.I. MID CAP INVESCO V.I. SMALL IVY FUNDS VIP
                        REAL ESTATE FUND      YIELD FUND      GROWTH FUND    CORE EQUITY FUND    CAP EQUITY FUND      ENERGY
                       ------------------- ----------------- ------------- -------------------- ------------------ -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    The Trusts........     $  104,352          $488,454       $  208,993        $      --            $     --       $        --
 Expenses:
   Asset-based
    charges...........        252,233            90,912          173,507          111,710              54,923           246,487
                           ----------          --------       ----------        ---------            --------       -----------
   Net Expenses.......        252,233            90,912          173,507          111,710              54,923           246,487
                           ----------          --------       ----------        ---------            --------       -----------

NET INVESTMENT
 INCOME (LOSS)........       (147,881)          397,542           35,486         (111,710)            (54,923)         (246,487)
                           ----------          --------       ----------        ---------            --------       -----------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:
   Realized gain
    (loss) on
    investments.......        148,463           280,971          (14,570)         (56,717)             33,741        (1,399,861)
   Realized gain
    distribution
    from The Trusts...             --                --               --           79,195                  --                --
                           ----------          --------       ----------        ---------            --------       -----------
 Net realized gain
   (loss).............        148,463           280,971          (14,570)          22,478              33,741        (1,399,861)
                           ----------          --------       ----------        ---------            --------       -----------

 Change in
   unrealized
   appreciation
   (depreciation) of
   investments........      4,461,501           275,451        1,727,011          788,581             509,778         1,566,061
                           ----------          --------       ----------        ---------            --------       -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS..........      4,609,964           556,422        1,712,441          811,059             543,519           166,200
                           ----------          --------       ----------        ---------            --------       -----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS......     $4,462,083          $953,964       $1,747,927        $ 699,349            $488,596       $   (80,287)
                           ==========          ========       ==========        =========            ========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                            LAZARD RETIREMENT     MFS(R)
                   IVY FUNDS VIP HIGH IVY FUNDS VIP MID IVY FUNDS VIP SMALL EMERGING MARKETS   INTERNATIONAL   MFS(R) INVESTORS
                         INCOME          CAP GROWTH         CAP GROWTH      EQUITY PORTFOLIO  VALUE PORTFOLIO GROWTH STOCK SERIES
                   ------------------ ----------------- ------------------- ----------------- --------------- -------------------
INCOME AND
EXPENSES:
 Investment
   Income:
   Dividends
    from The
    Trusts........     $3,337,599        $       --          $      --         $ 1,394,757      $  696,408         $ 10,618
 Expenses:
   Asset-based
    charges.......        746,059           216,769             56,615             899,402         590,491           55,091
                       ----------        ----------          ---------         -----------      ----------         --------
   Net Expenses...        746,059           216,769             56,615             899,402         590,491           55,091
                       ----------        ----------          ---------         -----------      ----------         --------

NET INVESTMENT
 INCOME (LOSS)....      2,591,540          (216,769)           (56,615)            495,355         105,917          (44,473)
                       ----------        ----------          ---------         -----------      ----------         --------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:
   Realized gain
    (loss) on
    investments...        225,052            56,098             99,293          (1,341,773)        171,021          105,546
   Realized gain
    distribution
    from The
    Trusts........             --         1,473,376             99,733           1,012,612              --          233,979
                       ----------        ----------          ---------         -----------      ----------         --------
 Net realized
   gain (loss)....        225,052         1,529,474            199,026            (329,161)        171,021          339,525
                       ----------        ----------          ---------         -----------      ----------         --------

 Change in
   unrealized
   appreciation
   (depreciation)
   of investments.      5,955,479           151,104           (172,860)         11,761,140       5,864,928          236,991
                       ----------        ----------          ---------         -----------      ----------         --------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS             6,180,531         1,680,578             26,166          11,431,979       6,035,949          576,516
                       ----------        ----------          ---------         -----------      ----------         --------

NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.......     $8,772,071        $1,463,809          $ (30,449)        $11,927,334      $6,141,866         $532,043
                       ==========        ==========          =========         ===========      ==========         ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                      MFS(R) INVESTORS MFS(R) TECHNOLOGY MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER     MULTIMANAGER
                        TRUST SERIES       PORTFOLIO          SERIES      AGGRESSIVE EQUITY*  CORE BOND*  INTERNATIONAL EQUITY*
                      ---------------- ----------------- ---------------- ------------------ ------------ ---------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    The Trusts.......     $ 40,699        $       --        $2,175,539       $ 1,251,608     $ 2,761,825       $   748,809
 Expenses:
   Asset-based
    charges..........       62,829           195,871           407,554         7,289,071       1,659,955           683,869
   Less: Reduction
    for expense
    limitation.......           --                --                --        (2,549,069)             --                --
                          --------        ----------        ----------       -----------     -----------       -----------
   Net Expenses......       62,829           195,871           407,554         4,740,002       1,659,955           683,869
                          --------        ----------        ----------       -----------     -----------       -----------

NET INVESTMENT
 INCOME (LOSS).......      (22,130)         (195,871)        1,767,985        (3,488,394)      1,101,870            64,940
                          --------        ----------        ----------       -----------     -----------       -----------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:
   Realized gain
    (loss) on
    investments......      111,930           669,975           255,076        (2,301,002)      1,022,795        (2,270,141)
   Realized gain
    distribution
    from The Trusts..           --                --                --                --       6,568,759                --
                          --------        ----------        ----------       -----------     -----------       -----------
 Net realized gain
   (loss)............      111,930           669,975           255,076        (2,301,002)      7,591,554        (2,270,141)
                          --------        ----------        ----------       -----------     -----------       -----------

 Change in
   unrealized
   appreciation
   (depreciation)
   of investments....      609,816           821,345         1,559,970        73,343,611      (3,432,859)       10,243,045
                          --------        ----------        ----------       -----------     -----------       -----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........      721,746         1,491,320         1,815,046        71,042,609       4,158,695         7,972,904
                          --------        ----------        ----------       -----------     -----------       -----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....     $699,616        $1,295,449        $3,583,031       $67,554,215     $ 5,260,565       $ 8,037,844
                          ========        ==========        ==========       ===========     ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                           MULTIMANAGER        MULTIMANAGER    MULTIMANAGER    MULTIMANAGER     MULTIMANAGER      MULTIMANAGER
                      LARGE CAP CORE EQUITY* LARGE CAP VALUE* MID CAP GROWTH* MID CAP VALUE* MULTI-SECTOR BOND* SMALL CAP GROWTH*
                      ---------------------- ---------------- --------------- -------------- ------------------ -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from
    The Trusts.......       $   72,094          $  573,073      $       --      $  207,551      $ 2,738,078        $       --
 Expenses:
   Asset-based
    charges..........          163,328             614,756         835,072         735,840        1,526,827           524,360
                            ----------          ----------      ----------      ----------      -----------        ----------
   Net Expenses......          163,328             614,756         835,072         735,840        1,526,827           524,360
                            ----------          ----------      ----------      ----------      -----------        ----------

NET INVESTMENT
 INCOME (LOSS).......          (91,234)            (41,683)       (835,072)       (528,289)       1,211,251          (524,360)
                            ----------          ----------      ----------      ----------      -----------        ----------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:
   Realized gain
    (loss) on
    investments......         (152,461)            (60,633)      1,271,611       3,430,720       (3,857,061)        3,444,844
                            ----------          ----------      ----------      ----------      -----------        ----------
 Net realized gain
   (loss)............         (152,461)            (60,633)      1,271,611       3,430,720       (3,857,061)        3,444,844
                            ----------          ----------      ----------      ----------      -----------        ----------

 Change in
   unrealized
   appreciation
   (depreciation)
   of investments....        1,812,989           6,509,135       7,954,264       4,337,914        7,321,493           876,022
                            ----------          ----------      ----------      ----------      -----------        ----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.........        1,660,528           6,448,502       9,225,875       7,768,634        3,464,432         4,320,866
                            ----------          ----------      ----------      ----------      -----------        ----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....       $1,569,294          $6,406,819      $8,390,803      $7,240,345      $ 4,675,683        $3,796,506
                            ==========          ==========      ==========      ==========      ===========        ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                     PIMCO VARIABLE
                                                                                    INSURANCE TRUST
                           MULTIMANAGER   MULTIMANAGER       OPPENHEIMER        COMMODITY REAL RETURN(R) TARGET 2015 TARGET 2025
                         SMALL CAP VALUE* TECHNOLOGY*    MAIN STREET FUND(R)/VA    STRATEGY PORTFOLIO    ALLOCATION* ALLOCATION*
                         ---------------- ------------ ------------------------ ------------------------ ----------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The
    Trusts..............   $   637,175    $        --          $ 2,018                  $ 70,495         $  295,234  $  466,424
 Expenses:
   Asset-based charges..     1,408,866      1,517,878            3,573                    33,133            280,156     409,674
                           -----------    -----------          -------                  --------         ----------  ----------
   Net Expenses.........     1,408,866      1,517,878            3,573                    33,133            280,156     409,674
                           -----------    -----------          -------                  --------         ----------  ----------

NET INVESTMENT INCOME
 (LOSS).................      (771,691)    (1,517,878)          (1,555)                   37,362             15,078      56,750
                           -----------    -----------          -------                  --------         ----------  ----------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain
    (loss) on
    investments.........      (486,313)    11,109,883            5,114                   (88,323)           473,392   1,309,898
   Realized gain
    distribution from
    The Trusts..........            --             --               --                   116,237            425,344     418,902
                           -----------    -----------          -------                  --------         ----------  ----------
 Net realized gain
   (loss)...............      (486,313)    11,109,883            5,114                    27,914            898,736   1,728,800
                           -----------    -----------          -------                  --------         ----------  ----------

 Change in unrealized
   appreciation
   (depreciation) of
   investments..........    17,044,669      3,284,283           36,010                    12,335          1,054,067   1,647,156
                           -----------    -----------          -------                  --------         ----------  ----------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..    16,558,356     14,394,166           41,124                    40,249          1,952,803   3,375,956
                           -----------    -----------          -------                  --------         ----------  ----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS........   $15,786,665    $12,876,288          $39,569                  $ 77,611         $1,967,881  $3,432,706
                           ===========    ===========          =======                  ========         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                         TARGET 2035 TARGET 2045   TEMPLETON GLOBAL   VAN ECK VIP GLOBAL
                         ALLOCATION* ALLOCATION* BOND SECURITIES FUND  HARD ASSETS FUND
                         ----------- ----------- -------------------- ------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from The
    Trusts.............. $  418,614  $  304,624       $  645,209          $  78,103
 Expenses:
   Asset-based charges..    354,989     245,348          127,164            134,438
                         ----------  ----------       ----------          ---------
   Net Expenses.........    354,989     245,348          127,164            134,438
                         ----------  ----------       ----------          ---------

NET INVESTMENT INCOME
 (LOSS).................     63,625      59,276          518,045            (56,335)
                         ----------  ----------       ----------          ---------

REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Realized gain
    (loss) on
    investments.........  1,045,241     666,712          (30,109)          (637,706)
   Realized gain
    distribution from
    The Trusts..........    454,971     314,683           16,198            680,220
                         ----------  ----------       ----------          ---------
 Net realized gain
   (loss)...............  1,500,212     981,395          (13,911)            42,514
                         ----------  ----------       ----------          ---------

 Change in unrealized
   appreciation
   (depreciation) of
   investments..........  1,657,887   1,392,928          845,379             84,178
                         ----------  ----------       ----------          ---------

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..  3,158,099   2,374,323          831,468            126,692
                         ----------  ----------       ----------          ---------

NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS........ $3,221,724  $2,433,599       $1,349,513          $  70,357
                         ==========  ==========       ==========          =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      ALL ASSET
                                                                                                   GROWTH-ALT 20*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   154,367  $   129,428
  Net realized gain (loss) on investments....................................................   1,088,102      829,958
  Change in unrealized appreciation (depreciation) of investments............................   1,866,134   (2,112,108)
                                                                                              -----------  -----------
  Net Increase (decrease) in net assets from operations......................................   3,108,603   (1,152,722)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   7,581,951    6,315,623
   Transfers between Variable Investment Options including guaranteed interest account, net..   5,149,541    9,144,962
   Transfers for contract benefits and terminations..........................................  (2,398,624)    (924,474)
   Contract maintenance charges..............................................................     (34,196)     (13,291)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  10,298,672   14,522,820
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account A..........         501        2,528
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  13,407,776   13,372,626
NET ASSETS -- BEGINNING OF PERIOD............................................................  25,298,887   11,926,261
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $38,706,663  $25,298,887
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         130          154
  Redeemed...................................................................................         (44)         (32)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          86          122
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                AMERICAN CENTURY VP
                                                                                                MID CAP VALUE FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   20,706  $    2,493
  Net realized gain (loss) on investments....................................................    128,149      31,886
  Change in unrealized appreciation (depreciation) of investments............................    198,500     (52,670)
                                                                                              ----------  ----------
  Net Increase (decrease) in net assets from operations......................................    347,355     (18,291)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,662,983   1,212,175
   Transfers between Variable Investment Options including guaranteed interest account, net..    121,727      18,918
   Transfers for contract benefits and terminations..........................................    (33,082)    (14,978)
   Contract maintenance charges..............................................................     (4,118)     (1,630)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  1,747,510   1,214,485
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account A..........         --         500
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,094,865   1,196,694
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,668,879     472,185
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,763,744  $1,668,879
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................         18          13
  Redeemed...................................................................................         (3)         (1)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         15          12
                                                                                              ==========  ==========

                                                                                                    AXA AGGRESSIVE
                                                                                                      ALLOCATION*
                                                                                              --------------------------
                                                                                                  2012          2011
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,519,117) $    255,988
  Net realized gain (loss) on investments....................................................   14,696,417     4,822,554
  Change in unrealized appreciation (depreciation) of investments............................   33,150,613   (38,727,822)
                                                                                              ------------  ------------
  Net Increase (decrease) in net assets from operations......................................   46,327,913   (33,649,280)
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   66,279,864    73,587,795
   Transfers between Variable Investment Options including guaranteed interest account, net..  (23,907,917)  (17,662,204)
   Transfers for contract benefits and terminations..........................................  (26,292,505)  (21,437,803)
   Contract maintenance charges..............................................................     (902,776)     (859,576)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowners transactions.....................   15,176,666    33,628,212
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account A..........           --        30,001
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   61,504,579         8,933
NET ASSETS -- BEGINNING OF PERIOD............................................................  357,021,178   357,012,245
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $418,525,757  $357,021,178
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          622           753
  Redeemed...................................................................................         (501)         (501)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          121           252
                                                                                              ============  ============
UNIT ACTIVITY CLASS II
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                     AXA BALANCED             AXA CONSERVATIVE          AXA CONSERVATIVE
                                                       STRATEGY*                 ALLOCATION*            GROWTH STRATEGY*
                                               ------------------------  --------------------------  ----------------------
                                                   2012         2011         2012          2011         2012        2011
                                               -----------  -----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (175,772) $    19,311  $   (480,522) $    561,068  $  (30,204) $    4,952
 Net realized gain (loss) on investments......     246,110      689,498     1,350,180     3,371,528      88,394     106,141
 Change in unrealized appreciation
   (depreciation) of investments..............   2,678,525   (1,867,333)    2,958,199    (3,341,680)    337,483    (283,295)
                                               -----------  -----------  ------------  ------------  ----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................   2,748,863   (1,158,524)    3,827,857       590,916     395,673    (172,202)
                                               -----------  -----------  ------------  ------------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  15,231,495   14,627,881    18,828,585    19,420,787   3,288,499   2,578,304
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   1,286,468       93,067     2,722,319     5,399,976     906,872          --
   Transfers for contract benefits and
    terminations..............................  (1,231,200)    (757,882)  (17,130,404)  (12,445,253)   (712,766)   (137,373)
   Contract maintenance charges...............    (396,471)    (222,322)     (181,409)     (156,438)    (63,597)    (38,612)
                                               -----------  -----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................  14,890,292   13,740,744     4,239,091    12,219,072   3,419,008   2,402,319
                                               -----------  -----------  ------------  ------------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............  17,639,155   12,582,220     8,066,948    12,809,988   3,814,681   2,230,117
NET ASSETS -- BEGINNING OF PERIOD.............  34,134,233   21,552,013   116,025,322   103,215,334   5,952,575   3,722,458
                                               -----------  -----------  ------------  ------------  ----------  ----------

NET ASSETS -- END OF PERIOD................... $51,773,388  $34,134,233  $124,092,270  $116,025,322  $9,767,256  $5,952,575
                                               ===========  ===========  ============  ============  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --           15            --            --          --          --
 Redeemed.....................................          (3)         (13)           --            --          --          --
                                               -----------  -----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................          (3)           2            --            --          --          --
                                               ===========  ===========  ============  ============  ==========  ==========
UNIT ACTIVITY CLASS B
 Issued.......................................         155          128           284           375          42          23
 Redeemed.....................................         (24)         (14)         (247)         (265)        (13)         (2)
                                               -----------  -----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................         131          114            37           110          29          21
                                               ===========  ===========  ============  ============  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  AXA CONSERVATIVE        AXA CONSERVATIVE-PLUS          AXA GROWTH
                                                      STRATEGY*                ALLOCATION*                STRATEGY*
                                               ----------------------  --------------------------  ----------------------
                                                  2012        2011         2012          2011         2012        2011
                                               ----------  ----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (9,359) $   10,526  $   (736,184) $    499,067  $   (5,350) $      346
 Net realized gain (loss) on investments......     23,055      34,256     4,635,444     2,805,644      12,394     (37,003)
 Change in unrealized appreciation
   (depreciation) of investments..............     83,831     (51,339)    6,032,702    (6,722,347)    115,828     (86,659)
                                               ----------  ----------  ------------  ------------  ----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................     97,527      (6,557)    9,931,962    (3,417,636)    122,872    (123,316)
                                               ----------  ----------  ------------  ------------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    875,788   1,337,673    30,850,487    32,578,576          --          --
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    697,142      64,397    (3,107,789)   (4,624,449)     (5,264)   (197,816)
   Transfers for contract benefits and
    terminations..............................   (308,159)    (88,795)  (17,102,390)  (13,924,755)    (27,561)    (37,188)
   Contract maintenance charges...............    (31,206)    (14,579)     (367,880)     (331,177)         --          --
                                               ----------  ----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................  1,233,565   1,298,696    10,272,428    13,698,195     (32,825)   (235,004)
                                               ----------  ----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --       2,002            --            --          --         (13)
                                               ----------  ----------  ------------  ------------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............  1,331,092   1,294,141    20,204,390    10,280,559      90,047    (358,333)
NET ASSETS -- BEGINNING OF PERIOD.............  2,769,194   1,475,053   160,113,107   149,832,548   1,176,574   1,534,907
                                               ----------  ----------  ------------  ------------  ----------  ----------

NET ASSETS -- END OF PERIOD................... $4,100,286  $2,769,194  $180,317,497  $160,113,107  $1,266,621  $1,176,574
                                               ==========  ==========  ============  ============  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................         --          --            --            --           3          15
 Redeemed.....................................         --          --            --            --          (3)        (17)
                                               ----------  ----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................         --          --            --            --          --          (2)
                                               ==========  ==========  ============  ============  ==========  ==========
UNIT ACTIVITY CLASS B
 Issued.......................................         18          13           347           406          --          --
 Redeemed.....................................         (6)         (1)         (261)         (292)         --          --
                                               ----------  ----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)......................         12          12            86           114          --          --
                                               ==========  ==========  ============  ============  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                        AXA MODERATE           AXA MODERATE GROWTH      AXA MODERATE-PLUS
                                                         ALLOCATION*              STRATEGY* (F)            ALLOCATION*
                                               ------------------------------  ------------------- --------------------------
                                                    2012            2011              2012             2012          2011
                                               --------------  --------------  ------------------- ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (2,423,795) $    9,745,454      $    9,548      $ (3,985,566) $  1,496,535
 Net realized gain (loss) on investments......      1,720,706      11,465,358          12,453         2,494,868   (17,411,389)
 Change in unrealized appreciation
   (depreciation) of investments..............    118,284,296     (72,874,301)         23,176        83,311,021   (37,194,527)
                                               --------------  --------------      ----------      ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................    117,581,207     (51,663,489)         45,177        81,820,323   (53,109,381)
                                               --------------  --------------      ----------      ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    145,708,248     163,460,368       1,541,469       119,063,673   137,254,300
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (66,730,650)    (65,737,429)      1,043,870       (55,683,884)  (43,912,940)
   Transfers for contract benefits and
    terminations..............................   (137,782,450)   (148,786,418)        (49,195)      (60,405,351)  (53,235,399)
   Contract maintenance charges...............     (2,143,994)     (2,093,925)           (264)       (1,780,572)   (1,726,164)
   Adjustments to net assets allocated to
    contracts in payout period................         49,330         420,767              --                --            --
                                               --------------  --------------      ----------      ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................    (60,899,516)    (52,736,637)      2,535,880         1,193,866    38,379,797
                                               --------------  --------------      ----------      ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....      1,051,602       1,009,349              --            31,200            --
                                               --------------  --------------      ----------      ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............     57,733,293    (103,390,777)      2,581,057        83,045,389   (14,729,584)
NET ASSETS -- BEGINNING OF PERIOD.............  1,532,116,935   1,635,507,712              --       807,741,526   822,471,110
                                               --------------  --------------      ----------      ------------  ------------

NET ASSETS -- END OF PERIOD................... $1,589,850,228  $1,532,116,935      $2,581,057      $890,786,915  $807,741,526
                                               ==============  ==============      ==========      ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          1,358           1,716              --                --            --
 Redeemed.....................................         (2,501)         (2,839)             --                --            --
                                               --------------  --------------      ----------      ------------  ------------
 Net Increase (Decrease)......................         (1,143)         (1,123)             --                --            --
                                               ==============  ==============      ==========      ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................            562             650              28             1,027         1,288
 Redeemed.....................................           (367)           (402)             (4)           (1,022)         (997)
                                               --------------  --------------      ----------      ------------  ------------
 Net Increase (Decrease)......................            195             248              24                 5           291
                                               ==============  ==============      ==========      ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                    AXA TACTICAL            AXA TACTICAL            AXA TACTICAL
                                                    MANAGER 400*            MANAGER 500*            MANAGER 2000*
                                               ----------------------  ----------------------  ----------------------
                                                  2012        2011        2012        2011        2012        2011
                                               ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (29,452) $  (25,503) $  (27,043) $  (15,490) $  (13,643) $  (12,956)
 Net realized gain (loss) on investments......    (75,122)     33,065     239,043      87,464      40,741     (13,494)
 Change in unrealized appreciation
   (depreciation) of investments..............    498,667    (372,562)    370,759    (262,625)    178,864    (125,693)
                                               ----------  ----------  ----------  ----------  ----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................    394,093    (365,000)    582,759    (190,651)    205,962    (152,143)
                                               ----------  ----------  ----------  ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    530,773     683,441   1,179,299   1,266,217     370,649     426,327
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................     (7,305)  1,389,074     480,752   1,458,891     133,027     655,110
   Transfers for contract benefits and
    terminations..............................   (233,192)    (68,432)   (345,395)    (25,772)   (132,727)    (53,599)
   Contract maintenance charges...............     (3,155)     (1,544)     (5,920)     (2,737)     (1,579)       (797)
                                               ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................    287,121   2,002,539   1,308,736   2,696,599     369,370   1,027,041
                                               ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --         454          --         501          --         485
                                               ----------  ----------  ----------  ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............    681,214   1,637,993   1,891,495   2,506,449     575,332     875,383
NET ASSETS -- BEGINNING OF PERIOD.............  2,592,201     954,208   3,721,122   1,214,673   1,291,457     416,074
                                               ----------  ----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF PERIOD................... $3,273,415  $2,592,201  $5,612,617  $3,721,122  $1,866,789  $1,291,457
                                               ==========  ==========  ==========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................         15          31          43          32          17          23
 Redeemed.....................................        (12)        (14)        (31)         (7)        (13)        (14)
                                               ----------  ----------  ----------  ----------  ----------  ----------
 Net Increase (Decrease)......................          3          17          12          25           4           9
                                               ==========  ==========  ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                    AXA TACTICAL         EQ/ALLIANCEBERNSTEIN
                                                       MANAGER         DYNAMIC WEALTH STRATEGIES    EQ/ALLIANCEBERNSTEIN
                                                   INTERNATIONAL*           PORTFOLIO* (F)            SMALL CAP GROWTH*
                                               ----------------------  ------------------------- --------------------------
                                                  2012        2011               2012                2012          2011
                                               ----------  ----------  ------------------------- ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (23,089) $   20,400         $      149         $ (3,309,693) $ (4,072,287)
 Net realized gain (loss) on investments......   (194,178)    (12,513)             9,560           29,964,869    26,769,989
 Change in unrealized appreciation
   (depreciation) of investments..............    767,834    (527,359)            20,823           13,162,841   (27,399,164)
                                               ----------  ----------         ----------         ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................    550,567    (519,472)            30,532           39,818,017    (4,701,462)
                                               ----------  ----------         ----------         ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    898,448   1,042,809            509,783           15,789,861    17,330,559
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    175,294   1,976,267            896,569          (16,538,369)  (19,286,014)
   Transfers for contract benefits and
    terminations..............................   (275,158)    (34,783)           (17,063)         (25,080,199)  (25,791,776)
   Contract maintenance charges...............     (4,082)     (1,699)              (109)            (266,333)     (280,794)
   Adjustments to net assets allocated to
    contracts in payout period................         --          --                 --             (159,416)      133,893
                                               ----------  ----------         ----------         ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................    794,502   2,982,594          1,389,180          (26,254,456)  (27,894,132)
                                               ----------  ----------         ----------         ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --       1,001                 --              158,907      (128,635)
                                               ----------  ----------         ----------         ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............  1,345,069   2,464,123          1,419,712           13,722,468   (32,724,229)
NET ASSETS -- BEGINNING OF PERIOD.............  3,102,163     638,040                 --          290,309,927   323,034,156
                                               ----------  ----------         ----------         ------------  ------------

NET ASSETS -- END OF PERIOD................... $4,447,232  $3,102,163         $1,419,712         $304,032,395  $290,309,927
                                               ==========  ==========         ==========         ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................         --          --                 --                  132           261
 Redeemed.....................................         --          --                 --                 (240)         (372)
                                               ----------  ----------         ----------         ------------  ------------
 Net Increase (Decrease)......................         --          --                 --                 (108)         (111)
                                               ==========  ==========         ==========         ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................         20          34                 15                   53            69
 Redeemed.....................................        (12)         (5)                (2)                 (60)          (94)
                                               ----------  ----------         ----------         ------------  ------------
 Net Increase (Decrease)......................          8          29                 13                   (7)          (25)
                                               ==========  ==========         ==========         ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                    EQ/AXA FRANKLIN             EQ/BLACKROCK            EQ/BOSTON ADVISORS
                                                 SMALL CAP VALUE CORE*       BASIC VALUE EQUITY*          EQUITY INCOME*
                                               ------------------------  --------------------------  ------------------------
                                                   2012         2011         2012          2011          2012         2011
                                               -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (81,404) $  (170,154) $  1,336,317  $    (92,279) $   506,613  $   327,172
 Net realized gain (loss) on investments......     577,638    1,245,770    (8,311,293)  (17,546,709)   4,567,924   (1,121,788)
 Change in unrealized appreciation
   (depreciation) of investments..............   1,543,107   (2,698,932)   56,328,176      (571,028)   4,149,246      (64,453)
                                               -----------  -----------  ------------  ------------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................   2,039,341   (1,623,316)   49,353,200   (18,210,016)   9,223,783     (859,069)
                                               -----------  -----------  ------------  ------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   1,530,753    1,598,545    47,952,016    48,369,750    6,976,894    6,285,363
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (947,358)    (463,688)  (11,142,520)    5,757,066    3,993,362   (3,328,642)
   Transfers for contract benefits and
    terminations..............................  (1,328,597)  (1,267,230)  (31,707,039)  (30,557,786)  (4,938,615)  (4,199,013)
   Contract maintenance charges...............     (11,920)     (12,375)     (375,316)     (345,940)     (63,421)     (60,420)
                                               -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................    (757,122)    (144,748)    4,727,141    23,223,090    5,968,220   (1,302,712)
                                               -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --        2,999            --            --        2,499           --
                                               -----------  -----------  ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............   1,282,219   (1,765,065)   54,080,341     5,013,074   15,194,502   (2,161,781)
NET ASSETS -- BEGINNING OF PERIOD.............  13,851,222   15,616,287   402,741,443   397,728,369   55,552,253   57,714,034
                                               -----------  -----------  ------------  ------------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $15,133,441  $13,851,222  $456,821,784  $402,741,443  $70,746,755  $55,552,253
                                               ===========  ===========  ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          44           63           415           513          155          131
 Redeemed.....................................         (52)         (63)         (369)         (361)        (107)        (143)
                                               -----------  -----------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......................          (8)          --            46           152           48          (12)
                                               ===========  ===========  ============  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  EQ/CALVERT SOCIALLY        EQ/CAPITAL GUARDIAN
                                                     RESPONSIBLE*                 RESEARCH*
                                               ------------------------  --------------------------
                                                   2012         2011         2012          2011
                                               -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (77,200) $  (216,161) $   (647,521) $   (950,724)
 Net realized gain (loss) on investments......    (252,419)    (598,773)     (566,978)   (3,369,169)
 Change in unrealized appreciation
   (depreciation) of investments..............   3,916,392      488,486    25,315,504     8,749,797
                                               -----------  -----------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   3,586,773     (326,448)   24,101,005     4,429,904
                                               -----------  -----------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   2,742,225    2,993,313     8,688,808     9,016,785
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (1,324,791)     205,342    (7,590,712)  (11,392,385)
   Transfers for contract benefits and
    terminations..............................  (1,704,440)  (1,352,899)  (13,973,266)  (15,066,165)
   Contract maintenance charges...............     (33,345)     (32,712)     (121,224)     (126,667)
   Adjustments to net assets allocated to
    contracts in payout period................          --           --            --            --
                                               -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................    (320,351)   1,813,044   (12,996,394)  (17,568,432)
                                               -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --            --            --
                                               -----------  -----------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............   3,266,422    1,486,596    11,104,611   (13,138,528)
NET ASSETS -- BEGINNING OF PERIOD.............  23,708,047   22,221,451   155,682,107   168,820,635
                                               -----------  -----------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $26,974,469  $23,708,047  $166,786,718  $155,682,107
                                               ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --           --            --            --
 Redeemed.....................................          --           --            --            --
                                               -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................          --           --            --            --
                                               ===========  ===========  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          51           69           125           115
 Redeemed.....................................         (54)         (48)         (218)         (256)
                                               -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................          (3)          21           (93)         (141)
                                               ===========  ===========  ============  ============

                                                       EQ/COMMON STOCK
                                                           INDEX*
                                               ------------------------------
                                                    2012            2011
                                               --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    7,821,075  $    2,358,501
 Net realized gain (loss) on investments......     (2,853,747)    (26,806,981)
 Change in unrealized appreciation
   (depreciation) of investments..............    261,721,619      16,325,355
                                               --------------  --------------
 Net Increase (decrease) in net assets from
   operations.................................    266,688,947      (8,123,125)
                                               --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......     55,009,274      63,856,345
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (96,691,521)   (109,386,927)
   Transfers for contract benefits and
    terminations..............................   (178,196,255)   (187,366,102)
   Contract maintenance charges...............     (1,509,507)     (1,602,267)
   Adjustments to net assets allocated to
    contracts in payout period................       (148,437)      1,455,896
                                               --------------  --------------

 Net increase (decrease) in net assets from
   contractowners transactions................   (221,536,446)   (233,043,055)
                                               --------------  --------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....      1,383,676          11,079
                                               --------------  --------------

INCREASE (DECREASE) IN NET ASSETS.............     46,536,177    (241,155,101)
NET ASSETS -- BEGINNING OF PERIOD.............  1,929,763,554   2,170,918,655
                                               --------------  --------------

NET ASSETS -- END OF PERIOD................... $1,976,299,731  $1,929,763,554
                                               ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................            335             499
 Redeemed.....................................           (990)         (1,248)
                                               --------------  --------------
 Net Increase (Decrease)......................           (655)           (749)
                                               ==============  ==============
UNIT ACTIVITY CLASS B
 Issued.......................................             83             108
 Redeemed.....................................           (169)           (212)
                                               --------------  --------------
 Net Increase (Decrease)......................            (86)           (104)
                                               ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                      EQ/CORE BOND             EQ/DAVIS NEW YORK              EQ/EQUITY
                                                         INDEX*                    VENTURE*                  500 INDEX*
                                               --------------------------  ------------------------  --------------------------
                                                   2012          2011          2012         2011         2012          2011
                                               ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    207,606  $    734,984  $  (110,086) $  (264,606) $  3,135,705  $  2,926,959
 Net realized gain (loss) on investments......     (309,555)   (3,003,652)   1,331,911    2,525,168    17,594,428     2,998,007
 Change in unrealized appreciation
   (depreciation) of investments..............    2,366,021     6,541,464    1,418,686   (3,942,795)   83,075,715    (1,949,901)
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................    2,264,072     4,272,796    2,640,511   (1,682,233)  103,805,848     3,975,065
                                               ------------  ------------  -----------  -----------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   10,702,806    10,494,598    3,470,860    4,077,018    56,288,874    55,499,279
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   (1,242,487)   (6,569,546)  (2,643,690)  (2,708,026)  (25,634,165)  (31,444,736)
   Transfers for contract benefits and
    terminations..............................  (13,485,005)  (12,256,257)  (2,318,425)  (2,232,387)  (65,459,038)  (62,956,233)
   Contract maintenance charges...............     (124,130)     (130,168)     (22,100)     (22,711)     (688,625)     (699,124)
   Adjustments to net assets allocated to
    contracts in payout period................           --            --           --           --      (170,533)      260,413
                                               ------------  ------------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................   (4,148,816)   (8,461,373)  (1,513,355)    (886,106)  (35,663,487)  (39,340,401)
                                               ------------  ------------  -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....        1,698            --        3,400           --       170,535      (260,409)
                                               ------------  ------------  -----------  -----------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............   (1,883,046)   (4,188,577)   1,130,556   (2,568,339)   68,312,896   (35,625,745)
NET ASSETS -- BEGINNING OF PERIOD.............  122,836,713   127,025,290   25,523,724   28,092,063   763,471,535   799,097,280
                                               ------------  ------------  -----------  -----------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $120,953,667  $122,836,713  $26,654,280  $25,523,724  $831,784,431  $763,471,535
                                               ============  ============  ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................           --            --           --           --           322           408
 Redeemed.....................................           --            --           --           --          (448)         (548)
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................           --            --           --           --          (126)         (140)
                                               ============  ============  ===========  ===========  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          196           196           61           87           264           234
 Redeemed.....................................         (230)         (268)         (82)         (97)         (215)         (206)
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................          (34)          (72)         (21)         (10)           49            28
                                               ============  ============  ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                        EQ/EQUITY                 EQ/FRANKLIN               EQ/FRANKLIN
                                                      GROWTH PLUS*              CORE BALANCED*         TEMPLETON ALLOCATION*
                                               --------------------------  ------------------------  ------------------------
                                                   2012          2011          2012         2011         2012         2011
                                               ------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (2,271,119) $ (3,610,057) $ 1,288,838  $ 1,486,655  $   259,310  $   271,734
 Net realized gain (loss) on investments......   (2,631,241)  (12,289,597)   3,483,263   (2,744,561)   2,034,742     (763,323)
 Change in unrealized appreciation
   (depreciation) of investments..............   44,087,585    (8,979,323)   1,935,083      418,488    3,822,764   (2,398,689)
                                               ------------  ------------  -----------  -----------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................   39,185,225   (24,878,977)   6,707,184     (839,418)   6,116,816   (2,890,278)
                                               ------------  ------------  -----------  -----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   25,914,166    30,968,243    5,335,983    6,361,816    5,837,685    6,073,011
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (30,605,668)  (39,447,564)  (2,804,290)  (5,997,756)  (2,403,732)  (2,306,232)
   Transfers for contract benefits and
    terminations..............................  (25,063,924)  (26,925,810)  (7,351,512)  (7,366,572)  (4,212,769)  (3,105,504)
   Contract maintenance charges...............     (339,544)     (377,653)     (69,483)     (76,251)     (72,027)     (72,409)
                                               ------------  ------------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  (30,094,970)  (35,782,784)  (4,889,302)  (7,078,763)    (850,843)     588,866
                                               ------------  ------------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....       29,502         4,000           --           --           --           --
                                               ------------  ------------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............    9,119,757   (60,657,761)   1,817,882   (7,918,181)   5,265,973   (2,301,412)
NET ASSETS -- BEGINNING OF PERIOD.............  311,115,187   371,772,948   70,829,135   78,747,316   46,430,787   48,732,199
                                               ------------  ------------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $320,234,944  $311,115,187  $72,647,017  $70,829,135  $51,696,760  $46,430,787
                                               ============  ============  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          199           253          113          129          113          136
 Redeemed.....................................         (403)         (500)        (161)        (197)        (122)        (131)
                                               ------------  ------------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................         (204)         (247)         (48)         (68)          (9)           5
                                               ============  ============  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                 EQ/GAMCO MERGERS AND          EQ/GAMCO SMALL                EQ/GLOBAL
                                                     ACQUISITIONS*             COMPANY VALUE*               BOND PLUS*
                                               ------------------------  --------------------------  ------------------------
                                                   2012         2011         2012          2011          2012         2011
                                               -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (248,519) $  (217,324) $     87,930  $ (4,383,098) $   159,705  $ 1,760,404
 Net realized gain (loss) on investments......     954,537    1,467,561    45,258,145    32,392,486    4,476,454    1,073,060
 Change in unrealized appreciation
   (depreciation) of investments..............      47,859   (1,261,342)   16,868,250   (45,736,303)  (2,575,551)    (436,441)
                                               -----------  -----------  ------------  ------------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................     753,877      (11,105)   62,214,325   (17,726,915)   2,060,608    2,397,023
                                               -----------  -----------  ------------  ------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   1,459,629    1,842,087    56,481,085    54,005,905    8,544,005   10,771,381
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (646,423)   1,199,821    (2,473,639)   12,170,326      891,163    4,328,898
   Transfers for contract benefits and
    terminations..............................  (1,908,147)  (1,853,565)  (27,115,196)  (22,077,554)  (8,616,147)  (7,357,308)
   Contract maintenance charges...............     (16,777)     (15,194)     (363,138)     (317,086)     (58,965)     (54,115)
                                               -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  (1,111,718)   1,173,149    26,529,112    43,781,591      760,056    7,688,856
                                               -----------  -----------  ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --        18,002        14,916        7,599           --
                                               -----------  -----------  ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............    (357,841)   1,162,044    88,761,439    26,069,592    2,828,263   10,085,879
NET ASSETS -- BEGINNING OF PERIOD.............  19,833,238   18,671,194   367,991,904   341,922,312   83,626,451   73,540,572
                                               -----------  -----------  ------------  ------------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $19,475,397  $19,833,238  $456,753,343  $367,991,904  $86,454,714  $83,626,451
                                               ===========  ===========  ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          31           56           542           712          168          237
 Redeemed.....................................         (40)         (48)         (395)         (461)        (162)        (172)
                                               -----------  -----------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......................          (9)           8           147           251            6           65
                                               ===========  ===========  ============  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                 EQ/GLOBAL MULTI-SECTOR         EQ/INTERMEDIATE            EQ/INTERNATIONAL
                                                         EQUITY*                GOVERNMENT BOND*              CORE PLUS*
                                               --------------------------  -------------------------  --------------------------
                                                   2012          2011          2012         2011          2012          2011
                                               ------------  ------------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    475,493  $  1,816,976  $  (938,107) $   (633,406) $    221,543  $  2,085,394
 Net realized gain (loss) on investments......   25,359,247   (12,023,887)   1,065,472       320,881       930,442    (6,894,704)
 Change in unrealized appreciation
   (depreciation) of investments..............   27,635,835   (45,247,524)    (383,986)    4,141,063    15,922,231   (21,642,141)
                                               ------------  ------------  -----------  ------------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   53,470,575   (55,454,435)    (256,621)    3,828,538    17,074,216   (26,451,451)
                                               ------------  ------------  -----------  ------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   33,973,954    39,436,334    5,605,519     5,864,458    15,038,268    19,085,847
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (30,453,380)  (44,723,705)  (4,659,508)   (1,907,385)  (15,101,480)  (10,955,378)
   Transfers for contract benefits and
    terminations..............................  (29,393,074)  (32,336,934)  (9,059,486)  (10,473,148)   (9,781,238)  (10,226,414)
   Contract maintenance charges...............     (356,036)     (397,441)     (86,721)      (91,917)     (120,545)     (131,741)
   Adjustments to net assets allocated to
    contracts in payout period................           --            --       66,456        11,208            --            --
                                               ------------  ------------  -----------  ------------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (26,228,536)  (38,021,746)  (8,133,740)   (6,596,784)   (9,964,995)   (2,227,686)
                                               ------------  ------------  -----------  ------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....        5,001            --      (28,887)      (11,941)        1,999         2,001
                                               ------------  ------------  -----------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............   27,247,040   (93,476,181)  (8,419,248)   (2,780,187)    7,111,220   (28,677,136)
NET ASSETS -- BEGINNING OF PERIOD.............  354,931,657   448,407,838   95,728,891    98,509,078   119,909,810   148,586,946
                                               ------------  ------------  -----------  ------------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $382,178,697  $354,931,657  $87,309,643  $ 95,728,891  $127,021,030  $119,909,810
                                               ============  ============  ===========  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................           --            --           43            67            --            --
 Redeemed.....................................           --            --          (75)         (102)           --            --
                                               ------------  ------------  -----------  ------------  ------------  ------------
 Net Increase (Decrease)......................           --            --          (32)          (35)           --            --
                                               ============  ============  ===========  ============  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          302           387           29            46           197           271
 Redeemed.....................................         (436)         (584)         (44)          (47)         (301)         (289)
                                               ------------  ------------  -----------  ------------  ------------  ------------
 Net Increase (Decrease)......................         (134)         (197)         (15)           (1)         (104)          (18)
                                               ============  ============  ===========  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                     EQ/INTERNATIONAL            EQ/INTERNATIONAL              EQ/JPMORGAN
                                                      EQUITY INDEX*                 VALUE PLUS*           VALUE OPPORTUNITIES*
                                               ---------------------------  --------------------------  ------------------------
                                                   2012           2011          2012          2011          2012         2011
                                               ------------  -------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  6,627,799  $   7,578,347  $  1,046,510  $  1,517,012  $  (157,044) $  (124,798)
 Net realized gain (loss) on investments......  (27,411,288)   (26,743,984)  (18,807,398)  (27,918,441)    (365,247)  (5,479,571)
 Change in unrealized appreciation
   (depreciation) of investments..............   75,777,376    (40,823,026)   48,061,208   (15,263,773)   6,631,487    2,446,530
                                               ------------  -------------  ------------  ------------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................   54,993,887    (59,988,663)   30,300,320   (41,665,202)   6,109,196   (3,157,839)
                                               ------------  -------------  ------------  ------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   24,800,814     29,469,000    17,512,451    22,438,632    3,468,031    3,662,190
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (27,366,498)   (35,216,042)  (17,411,890)  (23,588,830)  (3,137,172)  (2,161,250)
   Transfers for contract benefits and
    terminations..............................  (34,906,233)   (38,960,063)  (16,575,786)  (19,392,865)  (4,219,899)  (4,189,261)
   Contract maintenance charges...............     (381,951)      (449,557)     (203,167)     (238,187)     (41,728)     (43,409)
   Adjustments to net assets allocated to
    contracts in payout period................     (148,733)       331,368            --            --           --           --
                                               ------------  -------------  ------------  ------------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  (38,002,601)   (44,825,294)  (16,678,392)  (20,781,250)  (3,930,768)  (2,731,730)
                                               ------------  -------------  ------------  ------------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....      148,733       (307,744)       21,002            --           --           --
                                               ------------  -------------  ------------  ------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............   17,140,019   (105,121,701)   13,642,930   (62,446,452)   2,178,428   (5,889,569)
NET ASSETS -- BEGINNING OF PERIOD.............  394,517,057    499,638,758   198,049,095   260,495,547   43,267,054   49,156,623
                                               ------------  -------------  ------------  ------------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $411,657,076  $ 394,517,057  $211,692,025  $198,049,095  $45,445,482  $43,267,054
                                               ============  =============  ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          342            351            --            --           --           --
 Redeemed.....................................         (603)          (649)           --            --           --           --
                                               ------------  -------------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......................         (261)          (298)           --            --           --           --
                                               ============  =============  ============  ============  ===========  ===========
UNIT ACTIVITY CLASS B
 Issued.......................................           44             61           245           263           68           74
 Redeemed.....................................         (125)          (138)         (383)         (428)         (94)         (98)
                                               ------------  -------------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......................          (81)           (77)         (138)         (165)         (26)         (24)
                                               ============  =============  ============  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                     EQ/LARGE CAP               EQ/LARGE CAP                EQ/LARGE CAP
                                                      CORE PLUS*                GROWTH INDEX*             GROWTH PLUS* (B)
                                               ------------------------  --------------------------  --------------------------
                                                   2012         2011         2012          2011          2012          2011
                                               -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (26,909) $   (38,581) $    (88,789) $   (511,674) $ (1,788,755) $ (2,190,321)
 Net realized gain (loss) on investments......   1,732,981     (270,810)    4,588,063     4,003,589    10,425,351    11,477,691
 Change in unrealized appreciation
   (depreciation) of investments..............      49,355     (510,019)   11,202,753    (2,093,917)   18,650,217   (18,354,576)
                                               -----------  -----------  ------------  ------------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   1,755,427     (819,410)   15,702,027     1,397,998    27,286,813    (9,067,206)
                                               -----------  -----------  ------------  ------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   1,009,584    1,247,277     8,604,276     7,555,526    11,494,730     9,213,773
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (1,594,104)  (1,348,498)     (537,915)   (3,109,141)  (13,714,939)    4,547,125
   Transfers for contract benefits and
    terminations..............................  (1,477,645)  (1,390,143)  (10,771,430)  (10,205,367)  (19,471,137)  (19,266,781)
   Contract maintenance charges...............     (11,125)     (11,691)     (120,551)     (119,867)     (243,165)     (253,584)
                                               -----------  -----------  ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (2,073,290)  (1,503,055)   (2,825,620)   (5,878,849)  (21,934,511)   (5,759,467)
                                               -----------  -----------  ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --            --            --         1,400            --
                                               -----------  -----------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............    (317,863)  (2,322,465)   12,876,407    (4,480,851)    5,353,702   (14,826,673)
NET ASSETS -- BEGINNING OF PERIOD.............  13,804,561   16,127,026   118,558,488   123,039,339   225,298,682   240,125,355
                                               -----------  -----------  ------------  ------------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $13,486,698  $13,804,561  $131,434,895  $118,558,488  $230,652,384  $225,298,682
                                               ===========  ===========  ============  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          23           26           259           245           132           267
 Redeemed.....................................         (44)         (42)         (296)         (320)         (271)         (281)
                                               -----------  -----------  ------------  ------------  ------------  ------------
 Net Increase (Decrease)......................         (21)         (16)          (37)          (75)         (139)          (14)
                                               ===========  ===========  ============  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                     EQ/LARGE CAP                EQ/LARGE CAP              EQ/LORD ABBETT
                                                   VALUE INDEX* (C)              VALUE PLUS*               LARGE CAP CORE*
                                               ------------------------  ---------------------------  ------------------------
                                                   2012         2011         2012           2011          2012         2011
                                               -----------  -----------  ------------  -------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   285,827  $   149,972  $  1,716,692  $     (55,321) $   (68,332) $  (239,365)
 Net realized gain (loss) on investments......   2,324,897    1,765,812   (58,332,902)   (73,868,687)   1,493,647    3,069,132
 Change in unrealized appreciation
   (depreciation) of investments..............   2,711,222      133,059   152,399,937     28,991,504    3,890,413   (7,462,522)
                                               -----------  -----------  ------------  -------------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................   5,321,946    2,048,843    95,783,727    (44,932,504)   5,315,728   (4,632,755)
                                               -----------  -----------  ------------  -------------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   4,265,331     (262,152)   40,653,802     46,598,894    4,346,711    6,509,801
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (1,819,926)  19,592,728   (54,062,350)   (59,246,151)  (6,476,149)     308,031
   Transfers for contract benefits and
    terminations..............................  (3,100,275)  (1,964,190)  (62,632,767)   (67,903,540)  (3,665,378)  (3,161,991)
   Contract maintenance charges...............     (34,382)     (26,809)     (675,198)      (743,624)     (26,803)     (23,102)
   Adjustments to net assets allocated to
    contracts in payout period................          --           --       (86,046)       576,375           --           --
                                               -----------  -----------  ------------  -------------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................    (689,252)  17,339,577   (76,802,559)   (80,718,046)  (5,821,619)   3,632,739
                                               -----------  -----------  ------------  -------------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....       1,600           --       109,046       (576,376)       2,999           --
                                               -----------  -----------  ------------  -------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............   4,634,294   19,388,420    19,090,214   (126,226,926)    (502,892)  (1,000,016)
NET ASSETS -- BEGINNING OF PERIOD.............  35,598,590   16,210,170   692,404,466    818,631,392   39,758,342   40,758,358
                                               -----------  -----------  ------------  -------------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $40,232,884  $35,598,590  $711,494,680  $ 692,404,466  $39,255,450  $39,758,342
                                               ===========  ===========  ============  =============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --           --           424            522           --           --
 Redeemed.....................................          --           --        (1,039)        (1,184)          --           --
                                               -----------  -----------  ------------  -------------  -----------  -----------
 Net Increase (Decrease)......................          --           --          (615)          (662)          --           --
                                               ===========  ===========  ============  =============  ===========  ===========
UNIT ACTIVITY CLASS B
 Issued.......................................         128          464            58             44           54          149
 Redeemed.....................................        (141)        (124)         (181)          (186)        (103)        (122)
                                               -----------  -----------  ------------  -------------  -----------  -----------
 Net Increase (Decrease)......................         (13)         340          (123)          (142)         (49)          27
                                               ===========  ===========  ============  =============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  EQ/MFS INTERNATIONAL            EQ/MID CAP                  EQ/MID CAP
                                                        GROWTH*                     INDEX*                    VALUE PLUS*
                                               -------------------------  --------------------------  --------------------------
                                                   2012         2011          2012          2011          2012          2011
                                               -----------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (182,344) $   (411,986) $   (979,275) $ (2,149,917) $   (437,082) $ (2,125,180)
 Net realized gain (loss) on investments......   1,590,786     7,840,562    (2,334,603)  (18,441,002)   (2,141,118)  (12,214,715)
 Change in unrealized appreciation
   (depreciation) of investments..............  10,431,662   (15,801,239)   49,751,851     9,588,070    68,424,769   (33,642,474)
                                               -----------  ------------  ------------  ------------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................  11,840,104    (8,372,663)   46,437,973   (11,002,849)   65,846,569   (47,982,369)
                                               -----------  ------------  ------------  ------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   8,849,499     8,587,619    27,187,641    29,286,056    26,778,620    31,929,188
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   1,829,230     2,503,672   (16,694,384)  (24,090,472)  (31,042,565)  (39,716,416)
   Transfers for contract benefits and
    terminations..............................  (5,165,047)   (4,989,422)  (22,949,273)  (23,349,654)  (34,975,014)  (37,536,567)
   Contract maintenance charges...............     (49,718)      (47,451)     (291,224)     (309,254)     (395,602)     (443,235)
                                               -----------  ------------  ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................   5,463,964     6,054,418   (12,747,240)  (18,463,324)  (39,634,561)  (45,767,030)
                                               -----------  ------------  ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....       3,397            --        11,999            --        11,000            --
                                               -----------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............  17,307,465    (2,318,245)   33,702,732   (29,466,173)   26,223,008   (93,749,399)
NET ASSETS -- BEGINNING OF PERIOD.............  63,075,363    65,393,608   302,529,330   331,995,503   400,010,383   493,759,782
                                               -----------  ------------  ------------  ------------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $80,382,828  $ 63,075,363  $336,232,062  $302,529,330  $426,233,391  $400,010,383
                                               ===========  ============  ============  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................         159           187           363           369           212           284
 Redeemed.....................................        (120)         (145)         (455)         (525)         (464)         (575)
                                               -----------  ------------  ------------  ------------  ------------  ------------
 Net Increase (Decrease)......................          39            42           (92)         (156)         (252)         (291)
                                               ===========  ============  ============  ============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                        EQ/MONEY             EQ/MONTAG & CALDWELL         EQ/MORGAN STANLEY
                                                         MARKET*                    GROWTH*                MID CAP GROWTH*
                                               --------------------------  ------------------------  --------------------------
                                                   2012          2011          2012         2011         2012          2011
                                               ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (1,209,261) $ (1,394,430) $  (174,134) $  (303,376) $ (1,703,813) $ (1,976,757)
 Net realized gain (loss) on investments......       (4,881)          283    2,650,762    3,702,704     9,703,247    37,221,592
 Change in unrealized appreciation
   (depreciation) of investments..............        5,689       (12,801)   1,648,294   (2,773,412)    5,359,705   (54,723,297)
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   (1,208,453)   (1,406,948)   4,124,922      625,916    13,359,139   (19,478,462)
                                               ------------  ------------  -----------  -----------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   27,121,855    16,272,027    2,915,746    3,516,418    34,261,350    34,507,323
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (15,369,412)    3,629,649   (2,074,517)  (4,164,046)   (6,364,911)   17,605,553
   Transfers for contract benefits and
    terminations..............................  (20,891,537)  (26,709,475)  (3,428,394)  (3,066,552)  (13,219,575)  (10,879,650)
   Contract maintenance charges...............     (115,488)     (117,391)     (28,629)     (25,369)     (176,626)     (144,445)
   Adjustments to net assets allocated to
    contracts in payout period................       52,521        56,063           --           --            --            --
                                               ------------  ------------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................   (9,202,061)   (6,869,127)  (2,615,794)  (3,739,549)   14,500,238    41,088,781
                                               ------------  ------------  -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....       14,479        39,106          491          511            --            --
                                               ------------  ------------  -----------  -----------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............  (10,396,035)   (8,236,969)   1,509,619   (3,113,122)   27,859,377    21,610,319
NET ASSETS -- BEGINNING OF PERIOD.............  105,668,677   113,905,646   37,351,650   40,464,772   187,786,715   166,176,396
                                               ------------  ------------  -----------  -----------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $ 95,272,642  $105,668,677  $38,861,269  $37,351,650  $215,646,092  $187,786,715
                                               ============  ============  ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................        7,547         3,401           --           --            --            --
 Redeemed.....................................       (7,511)       (3,341)          --           --            --            --
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................           36            60           --           --            --            --
                                               ============  ============  ===========  ===========  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................       26,804         5,489           55           68           418           626
 Redeemed.....................................      (25,325)       (4,935)         (73)         (98)         (330)         (377)
                                               ------------  ------------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................        1,479           554          (18)         (30)           88           249
                                               ============  ============  ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                    EQ/MUTUAL LARGE           EQ/OPPENHEIMER             EQ/PIMCO ULTRA
                                                      CAP EQUITY*                 GLOBAL*                  SHORT BOND*
                                               ------------------------  ------------------------  --------------------------
                                                   2012         2011         2012         2011         2012          2011
                                               -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    12,933  $  (113,286) $  (221,159) $  (211,811) $   (831,963) $ (1,014,080)
 Net realized gain (loss) on investments......     758,304   (1,195,134)   1,418,001    3,420,505        87,758       649,685
 Change in unrealized appreciation
   (depreciation) of investments..............   2,434,742     (265,812)   8,489,212   (8,792,992)    1,055,818    (1,512,560)
                                               -----------  -----------  -----------  -----------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   3,205,979   (1,574,232)   9,686,054   (5,584,298)      311,613    (1,876,955)
                                               -----------  -----------  -----------  -----------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   2,156,206    2,831,744    8,087,992    8,234,009    11,813,894    14,714,829
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (2,451,369)  (3,253,882)  (1,161,003)  13,023,849    (6,967,452)  (20,651,270)
   Transfers for contract benefits and
    terminations..............................  (2,586,497)  (2,603,706)  (3,985,829)  (3,444,318)  (13,862,469)  (14,103,131)
   Contract maintenance charges...............     (35,851)     (38,821)     (46,199)     (34,109)     (105,200)     (112,549)
                                               -----------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (2,917,511)  (3,064,665)   2,894,961   17,779,431    (9,121,227)  (20,152,121)
                                               -----------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --           --           --            --             4
                                               -----------  -----------  -----------  -----------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............     288,468   (4,638,897)  12,581,015   12,195,133    (8,809,614)  (22,029,072)
NET ASSETS -- BEGINNING OF PERIOD.............  25,982,775   30,621,672   49,427,605   37,232,472   123,998,060   146,027,132
                                               -----------  -----------  -----------  -----------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $26,271,243  $25,982,775  $62,008,620  $49,427,605  $115,188,446  $123,998,060
                                               ===========  ===========  ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --           --           --           --             3             3
 Redeemed.....................................          --           --           --           --            (3)           (3)
                                               -----------  -----------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................          --           --           --           --            --            --
                                               ===========  ===========  ===========  ===========  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          30           47          167          291           223           278
 Redeemed.....................................         (61)         (81)        (137)        (122)         (304)         (464)
                                               -----------  -----------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)......................         (31)         (34)          30          169           (81)         (186)
                                               ===========  ===========  ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                       EQ/QUALITY                   EQ/SMALL
                                                       BOND PLUS*                COMPANY INDEX*
                                               --------------------------  --------------------------
                                                   2012          2011          2012          2011
                                               ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (902,507) $  1,737,582  $    468,297  $ (1,097,688)
 Net realized gain (loss) on investments......   (2,613,240)   (4,530,559)   14,234,391    11,928,401
 Change in unrealized appreciation
   (depreciation) of investments..............    5,312,570     2,992,344     9,611,442   (20,321,282)
                                               ------------  ------------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................    1,796,823       199,367    24,314,130    (9,490,569)
                                               ------------  ------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    7,926,442     9,473,979    15,862,173    17,540,139
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   (7,598,123)  (12,790,959)  (11,923,075)  (13,153,005)
   Transfers for contract benefits and
    terminations..............................  (14,006,494)  (14,867,092)  (13,326,787)  (13,316,406)
   Contract maintenance charges...............     (121,783)     (130,282)     (161,393)     (171,786)
   Adjustments to net assets allocated to
    contracts in payout period................       (7,105)       31,133            --            --
                                               ------------  ------------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (13,807,063)  (18,283,221)   (9,549,082)   (9,101,058)
                                               ------------  ------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....      150,961      (174,984)           --            --
                                               ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............  (11,859,279)  (18,258,838)   14,765,048   (18,591,627)
NET ASSETS -- BEGINNING OF PERIOD.............  137,603,182   155,862,020   176,092,893   194,684,520
                                               ------------  ------------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $125,743,903  $137,603,182  $190,857,941  $176,092,893
                                               ============  ============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................           56            74            --            --
 Redeemed.....................................         (116)         (151)           --            --
                                               ------------  ------------  ------------  ------------
 Net Increase (Decrease)......................          (60)          (77)           --            --
                                               ============  ============  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................           32            35           201           206
 Redeemed.....................................          (50)          (67)         (241)         (260)
                                               ------------  ------------  ------------  ------------
 Net Increase (Decrease)......................          (18)          (32)          (40)          (54)
                                               ============  ============  ============  ============

                                                    EQ/T. ROWE PRICE
                                                      GROWTH STOCK*
                                               --------------------------
                                                   2012          2011
                                               ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (2,357,755) $ (1,876,684)
 Net realized gain (loss) on investments......   12,264,853      (206,698)
 Change in unrealized appreciation
   (depreciation) of investments..............   16,903,157    (3,004,834)
                                               ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   26,810,255    (5,088,216)
                                               ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   26,312,793    22,981,481
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   14,123,257     3,941,259
   Transfers for contract benefits and
    terminations..............................  (12,107,073)   (8,591,224)
   Contract maintenance charges...............     (155,800)     (128,453)
   Adjustments to net assets allocated to
    contracts in payout period................           --            --
                                               ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................   28,173,177    18,203,063
                                               ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....           --            --
                                               ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............   54,983,432    13,114,847
NET ASSETS -- BEGINNING OF PERIOD.............  149,897,352   136,782,505
                                               ------------  ------------

NET ASSETS -- END OF PERIOD................... $204,880,784  $149,897,352
                                               ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................           --            --
 Redeemed.....................................           --            --
                                               ------------  ------------
 Net Increase (Decrease)......................           --            --
                                               ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          553           427
 Redeemed.....................................         (307)         (250)
                                               ------------  ------------
 Net Increase (Decrease)......................          246           177
                                               ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                     EQ/TEMPLETON                 EQ/UBS                 EQ/VAN KAMPEN
                                                    GLOBAL EQUITY*           GROWTH & INCOME*              COMSTOCK*
                                               ------------------------  ------------------------  ------------------------
                                                   2012         2011         2012         2011         2012         2011
                                               -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    22,081  $   170,759  $   (88,273) $  (116,498) $       562  $    23,748
 Net realized gain (loss) on investments......   1,474,559      644,583    1,804,301      920,554    1,780,459      929,847
 Change in unrealized appreciation
   (depreciation) of investments..............   3,755,690   (3,903,762)     341,316   (1,577,193)   2,094,260   (1,730,649)
                                               -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................   5,252,330   (3,088,420)   2,057,344     (773,137)   3,875,281     (777,054)
                                               -----------  -----------  -----------  -----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   4,337,054    4,806,874    1,287,843    1,380,835    2,005,096    1,927,364
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (1,460,613)  (1,373,993)  (1,853,562)  (3,261,313)    (389,508)      84,759
   Transfers for contract benefits and
    terminations..............................  (2,603,134)  (2,377,790)  (1,386,645)  (1,384,733)  (1,668,035)  (1,581,923)
   Contract maintenance charges...............     (44,257)     (44,866)     (15,264)     (15,951)     (18,776)     (19,396)
                                               -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................     229,050    1,010,225   (1,967,628)  (3,281,162)     (71,223)     410,804
                                               -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....       5,999           --           --           --        1,999           --
                                               -----------  -----------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............   5,487,379   (2,078,195)      89,716   (4,054,299)   3,806,057     (366,250)
NET ASSETS -- BEGINNING OF PERIOD.............  29,364,325   31,442,520   18,895,042   22,949,341   22,874,606   23,240,856
                                               -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $34,851,704  $29,364,325  $18,984,758  $18,895,042  $26,680,663  $22,874,606
                                               ===========  ===========  ===========  ===========  ===========  ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          80          103           40           37           46           51
 Redeemed.....................................         (76)         (91)         (56)         (66)         (47)         (48)
                                               -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................           4           12          (16)         (29)          (1)           3
                                               ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         FIDELITY(R) VIP
                                                     EQ/WELLS FARGO             FIDELITY(R) VIP           EQUITY-INCOME
                                                      OMEGA GROWTH*         CONTRAFUND(R) PORTFOLIO         PORTFOLIO
                                               --------------------------  -------------------------  --------------------
                                                   2012          2011          2012          2011        2012       2011
                                               ------------  ------------  ------------  -----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (1,525,010) $ (1,158,374) $     85,658  $       195  $   38,831  $ 10,361
 Net realized gain (loss) on investments......   10,559,525     9,213,843     1,397,507      551,802     104,910     7,484
 Change in unrealized appreciation
   (depreciation) of investments..............    9,709,315   (15,708,514)   11,049,882   (3,552,175)      9,887   (20,496)
                                               ------------  ------------  ------------  -----------  ----------  --------
 Net Increase (decrease) in net assets from
   operations.................................   18,743,830    (7,653,045)   12,533,047   (3,000,178)    153,628    (2,651)
                                               ------------  ------------  ------------  -----------  ----------  --------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   11,000,842    10,185,988    28,754,031   21,337,912   1,035,046   464,883
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   14,917,968    26,529,387    24,475,461   37,385,903      82,176    11,233
   Transfers for contract benefits and
    terminations..............................   (9,399,165)   (6,523,595)   (5,042,291)  (1,505,651)    (17,021)   (4,721)
   Contract maintenance charges...............      (59,028)      (51,974)      (75,329)     (28,218)     (2,883)   (1,161)
                                               ------------  ------------  ------------  -----------  ----------  --------

 Net increase (decrease) in net assets from
   contractowners transactions................   16,460,617    30,139,806    48,111,872   57,189,946   1,097,318   470,234
                                               ------------  ------------  ------------  -----------  ----------  --------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....           --            --         4,000         (217)         90        --
                                               ------------  ------------  ------------  -----------  ----------  --------

INCREASE (DECREASE) IN NET ASSETS.............   35,204,447    22,486,761    60,648,919   54,189,551   1,251,036   467,583
NET ASSETS -- BEGINNING OF PERIOD.............   96,343,363    73,856,602    71,089,190   16,899,639     659,888   192,305
                                               ------------  ------------  ------------  -----------  ----------  --------

NET ASSETS -- END OF PERIOD................... $131,547,810  $ 96,343,363  $131,738,109  $71,089,190  $1,910,924  $659,888
                                               ============  ============  ============  ===========  ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          401           503            --           --          --        --
 Redeemed.....................................         (264)         (234)           --           --          --        --
                                               ------------  ------------  ------------  -----------  ----------  --------
 Net Increase (Decrease)......................          137           269            --           --          --        --
                                               ============  ============  ============  ===========  ==========  ========
UNIT ACTIVITY SERVICE CLASS 2
 Issued.......................................           --            --           551          559          12         5
 Redeemed.....................................           --            --          (145)         (56)         (1)       (1)
                                               ------------  ------------  ------------  -----------  ----------  --------
 Net Increase (Decrease)......................           --            --           406          503          11         4
                                               ============  ============  ============  ===========  ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                               FIDELITY(R) VIP MID CAP    GOLDMAN SACHS VIT     INVESCO V.I. DIVERSIFIED
                                                      PORTFOLIO           MID CAP VALUE FUND    DIVIDEND FUND (A)(D)
                                               ----------------------  -----------------------  -----------------------
                                                  2012        2011         2012        2011       2012         2011
                                               ----------  ----------  -----------  ----------   --------     --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (40,312) $  (33,890) $     8,742  $    2,203  $  4,549     $   (711)
 Net realized gain (loss) on investments......    625,823      68,001      283,210     (30,733)    4,909        1,244
 Change in unrealized appreciation
   (depreciation) of investments..............     46,597    (474,238)     717,132     (84,427)   46,080        3,223
                                               ----------  ----------  -----------  ----------   --------     --------
 Net Increase (decrease) in net assets from
   operations.................................    632,108    (440,127)   1,009,084    (112,957)   55,538        3,756
                                               ----------  ----------  -----------  ----------   --------     --------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  3,139,570   2,764,153    1,956,864   1,102,293   474,790       51,211
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (44,825)     83,114    4,377,840   2,542,017    55,707       88,715
   Transfers for contract benefits and
    terminations..............................   (119,293)    (40,856)    (254,616)    (33,710)     (897)      (4,527)
   Contract maintenance charges...............    (12,576)     (6,298)      (5,506)     (1,736)     (308)        (140)
                                               ----------  ----------  -----------  ----------   --------     --------

 Net increase (decrease) in net assets from
   contractowners transactions................  2,962,876   2,800,113    6,074,582   3,608,864   529,292      135,259
                                               ----------  ----------  -----------  ----------   --------     --------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --         999          366         133        (7)           4
                                               ----------  ----------  -----------  ----------   --------     --------

INCREASE (DECREASE) IN NET ASSETS.............  3,594,984   2,360,985    7,084,032   3,496,040   584,823      139,019
NET ASSETS -- BEGINNING OF PERIOD.............  3,930,429   1,569,444    3,872,939     376,899   139,019           --
                                               ----------  ----------  -----------  ----------   --------     --------

NET ASSETS -- END OF PERIOD................... $7,525,413  $3,930,429  $10,956,971  $3,872,939  $723,842     $139,019
                                               ==========  ==========  ===========  ==========   ========     ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
 Issued.......................................         --          --           --          --         7        1,703
 Redeemed.....................................         --          --           --          --        (1)        (166)
                                               ----------  ----------  -----------  ----------   --------     --------
 Net Increase (Decrease)......................         --          --           --          --         6        1,537
                                               ==========  ==========  ===========  ==========   ========     ========
UNIT ACTIVITY SERVICE CLASS 2
 Issued.......................................         34          29           --          --        --           --
 Redeemed.....................................         (6)         (3)          --          --        --           --
                                               ----------  ----------  -----------  ----------   --------     --------
 Net Increase (Decrease)......................         28          26           --          --        --           --
                                               ==========  ==========  ===========  ==========   ========     ========
UNIT ACTIVITY SERVICE SHARES
 Issued.......................................         --          --          109          44        --           --
 Redeemed.....................................         --          --          (48)         (4)       --           --
                                               ----------  ----------  -----------  ----------   --------     --------
 Net Increase (Decrease)......................         --          --           61          40        --           --
                                               ==========  ==========  ===========  ==========   ========     ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                        INVESCO V.I.
                                                  INVESCO V.I. GLOBAL       INVESCO V.I. HIGH          INTERNATIONAL
                                                   REAL ESTATE FUND           YIELD FUND (E)            GROWTH FUND
                                               ------------------------  -----------------------  -----------------------
                                                   2012         2011         2012        2011         2012        2011
                                               -----------  -----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (147,881) $   305,590  $   397,542  $  (10,736) $    35,486  $  (24,984)
 Net realized gain (loss) on investments......     148,463      (82,669)     280,971      (9,770)     (14,570)      2,638
 Change in unrealized appreciation
   (depreciation) of investments..............   4,461,501   (1,181,739)     275,451      23,496    1,727,011    (473,546)
                                               -----------  -----------  -----------  ----------  -----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................   4,462,083     (958,818)     953,964       2,990    1,747,927    (495,892)
                                               -----------  -----------  -----------  ----------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   4,680,508    3,039,903    3,287,676     735,429    4,336,655   3,505,169
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  10,571,632    7,115,173    6,155,761   2,012,185    5,396,176   4,199,814
   Transfers for contract benefits and
    terminations..............................  (1,473,678)    (782,570)    (459,156)    (33,464)    (410,410)    (60,638)
   Contract maintenance charges...............     (11,819)      (4,141)      (3,301)       (325)     (14,367)     (5,474)
                                               -----------  -----------  -----------  ----------  -----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................  13,766,643    9,368,365    8,980,980   2,713,825    9,308,054   7,638,871
                                               -----------  -----------  -----------  ----------  -----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --        1,900           73         503           57          --
                                               -----------  -----------  -----------  ----------  -----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............  18,228,726    8,411,447    9,935,017   2,717,318   11,056,038   7,142,979
NET ASSETS -- BEGINNING OF PERIOD.............  12,045,915    3,634,468    2,717,318          --    8,406,647   1,263,668
                                               -----------  -----------  -----------  ----------  -----------  ----------

NET ASSETS -- END OF PERIOD................... $30,274,641  $12,045,915  $12,652,335  $2,717,318  $19,462,685  $8,406,647
                                               ===========  ===========  ===========  ==========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
 Issued.......................................         182          120          140          52          118          89
 Redeemed.....................................         (63)         (35)         (53)        (24)         (22)        (12)
                                               -----------  -----------  -----------  ----------  -----------  ----------
 Net Increase (Decrease)......................         119           85           87          28           96          77
                                               ===========  ===========  ===========  ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                INVESCO V.I. MID CAP   INVESCO V.I. SMALL CAP          IVY FUNDS
                                                  CORE EQUITY FUND           EQUITY FUND              VIP ENERGY
                                               ----------------------  ----------------------  ------------------------
                                                  2012        2011        2012        2011         2012         2011
                                               ----------  ----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (111,710) $  (56,467) $  (54,923) $  (38,320) $  (246,487) $  (155,398)
 Net realized gain (loss) on investments......     22,478      73,751      33,741    (137,187)  (1,399,861)    (113,451)
 Change in unrealized appreciation
   (depreciation) of investments..............    788,581    (595,835)    509,778    (191,054)   1,566,061   (1,874,179)
                                               ----------  ----------  ----------  ----------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................    699,349    (578,551)    488,596    (366,561)     (80,287)  (2,143,028)
                                               ----------  ----------  ----------  ----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  1,621,303   1,909,299     824,644     880,888    4,330,568    4,092,720
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  1,074,583   4,132,286    (118,408)  2,614,736    2,742,353   10,942,591
   Transfers for contract benefits and
    terminations..............................   (640,132)   (382,395)   (297,470)   (166,175)  (1,380,879)    (524,613)
   Contract maintenance charges...............     (5,725)     (2,906)     (2,743)     (1,292)     (11,933)      (5,330)
                                               ----------  ----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  2,050,029   5,656,284     406,023   3,328,157    5,680,109   14,505,368
                                               ----------  ----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --         999          --         470           --          384
                                               ----------  ----------  ----------  ----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............  2,749,378   5,078,732     894,619   2,962,066    5,599,822   12,362,724
NET ASSETS -- BEGINNING OF PERIOD.............  7,017,104   1,938,372   3,749,665     787,599   16,122,343    3,759,619
                                               ----------  ----------  ----------  ----------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $9,766,482  $7,017,104  $4,644,284  $3,749,665  $21,722,165  $16,122,343
                                               ==========  ==========  ==========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued.......................................         --          --          --          --          123          201
 Redeemed.....................................         --          --          --          --          (71)         (87)
                                               ----------  ----------  ----------  ----------  -----------  -----------
 Net Increase (Decrease)......................         --          --          --          --           52          114
                                               ==========  ==========  ==========  ==========  ===========  ===========
UNIT ACTIVITY SERIES II
 Issued.......................................         39          65          18          67           --           --
 Redeemed.....................................        (21)        (14)        (16)        (39)          --           --
                                               ----------  ----------  ----------  ----------  -----------  -----------
 Net Increase (Decrease)......................         18          51           2          28           --           --
                                               ==========  ==========  ==========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                  IVY FUNDS VIP HIGH      IVY FUNDS VIP MID CAP     IVY FUNDS VIP SMALL
                                                        INCOME                  GROWTH (E)              CAP GROWTH
                                               ------------------------  -----------------------  ----------------------
                                                   2012         2011         2012        2011        2012        2011
                                               -----------  -----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ 2,591,540  $ 1,123,834  $  (216,769) $  (18,174) $  (56,615) $  (11,227)
 Net realized gain (loss) on investments......     225,052     (231,815)   1,529,474     (63,768)    199,026    (152,768)
 Change in unrealized appreciation
   (depreciation) of investments..............   5,955,479     (456,502)     151,104      67,311    (172,860)    (99,753)
                                               -----------  -----------  -----------  ----------  ----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................   8,772,071      435,517    1,463,809     (14,631)    (30,449)   (263,748)
                                               -----------  -----------  -----------  ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  14,953,394    7,852,447    4,946,843     804,009   1,139,167     805,338
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  35,243,259   20,930,471   16,260,377   5,060,132   1,774,045   1,980,788
   Transfers for contract benefits and
    terminations..............................  (3,891,371)  (1,545,945)    (947,975)    (56,733)   (107,620)    (31,888)
   Contract maintenance charges...............     (30,061)      (8,244)      (7,066)       (451)     (3,101)     (1,104)
                                               -----------  -----------  -----------  ----------  ----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................  46,275,221   27,228,729   20,252,179   5,806,957   2,802,491   2,753,134
                                               -----------  -----------  -----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         457        2,430        4,404          --          --          --
                                               -----------  -----------  -----------  ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............  55,047,749   27,666,676   21,720,392   5,792,326   2,772,042   2,489,386
NET ASSETS -- BEGINNING OF PERIOD.............  33,348,380    5,681,704    5,792,326          --   2,757,057     267,671
                                               -----------  -----------  -----------  ----------  ----------  ----------

NET ASSETS -- END OF PERIOD................... $88,396,129  $33,348,380  $27,512,718  $5,792,326  $5,529,099  $2,757,057
                                               ===========  ===========  ===========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued.......................................         498          353          259          71          50          45
 Redeemed.....................................        (116)        (105)         (50)         (7)        (22)        (15)
                                               -----------  -----------  -----------  ----------  ----------  ----------
 Net Increase (Decrease)......................         382          248          209          64          28          30
                                               ===========  ===========  ===========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                   LAZARD RETIREMENT
                                                   EMERGING MARKETS        MFS(R) INTERNATIONAL       MFS(R) INVESTORS
                                                   EQUITY PORTFOLIO           VALUE PORTFOLIO        GROWTH STOCK SERIES
                                               ------------------------  ------------------------  ----------------------
                                                   2012         2011         2012         2011        2012        2011
                                               -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   495,355  $   551,329  $   105,917  $     8,786  $  (44,473) $  (10,590)
 Net realized gain (loss) on investments......    (329,161)    (756,474)     171,021      125,112     339,525      16,973
 Change in unrealized appreciation
   (depreciation) of investments..............  11,761,140   (7,559,136)   5,864,928   (1,156,303)    236,991     (27,650)
                                               -----------  -----------  -----------  -----------  ----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................  11,927,334   (7,764,281)   6,141,866   (1,022,405)    532,043     (21,267)
                                               -----------  -----------  -----------  -----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  17,206,069   13,915,336   12,148,835    7,025,890   1,322,332     972,849
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  20,577,756   24,946,858   15,897,187   18,684,625   1,297,442   1,343,249
   Transfers for contract benefits and
    terminations..............................  (3,946,053)  (1,526,257)  (2,154,893)    (932,803)   (280,946)    (56,538)
   Contract maintenance charges...............     (51,141)     (18,599)     (35,266)     (13,023)     (3,176)       (822)
                                               -----------  -----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................  33,786,631   37,317,338   25,855,863   24,764,689   2,335,652   2,258,738
                                               -----------  -----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --          168        4,040        2,000          --         489
                                               -----------  -----------  -----------  -----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............  45,713,965   29,553,225   32,001,769   23,744,284   2,867,695   2,237,960
NET ASSETS -- BEGINNING OF PERIOD.............  45,950,969   16,397,744   29,846,371    6,102,087   2,551,681     313,721
                                               -----------  -----------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF PERIOD................... $91,664,934  $45,950,969  $61,848,140  $29,846,371  $5,419,376  $2,551,681
                                               ===========  ===========  ===========  ===========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
 Issued.......................................          --           --          313          289          28          25
 Redeemed.....................................          --           --          (87)         (63)        (10)         (6)
                                               -----------  -----------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)......................          --           --          226          226          18          19
                                               ===========  ===========  ===========  ===========  ==========  ==========
UNIT ACTIVITY SERVICE SHARES
 Issued.......................................         491          474           --           --          --          --
 Redeemed.....................................        (163)        (119)          --           --          --          --
                                               -----------  -----------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)......................         328          355           --           --          --          --
                                               ===========  ===========  ===========  ===========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                  MFS(R) INVESTORS        MFS(R) TECHNOLOGY         MFS(R) UTILITIES
                                                    TRUST SERIES              PORTFOLIO                  SERIES
                                               ----------------------  -----------------------  ------------------------
                                                  2012        2011         2012        2011         2012         2011
                                               ----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (22,130) $  (11,799) $  (195,871) $  (76,111) $ 1,767,985  $   191,961
 Net realized gain (loss) on investments......    111,930      56,840      669,975      46,128      255,076       88,981
 Change in unrealized appreciation
   (depreciation) of investments..............    609,816    (180,498)     821,345    (189,026)   1,559,970       17,015
                                               ----------  ----------  -----------  ----------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................    699,616    (135,457)   1,295,449    (219,009)   3,583,031      297,957
                                               ----------  ----------  -----------  ----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    913,000   1,262,778    3,150,132   1,817,533    7,328,209    3,211,562
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  1,425,684     651,437    5,332,127   6,707,120   11,757,394   15,248,077
   Transfers for contract benefits and
    terminations..............................   (189,917)   (135,925)    (865,131)   (652,846)  (1,691,164)    (482,570)
   Contract maintenance charges...............     (4,334)     (2,854)      (7,491)     (2,215)     (13,172)      (2,906)
                                               ----------  ----------  -----------  ----------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  2,144,433   1,775,436    7,609,637   7,869,592   17,381,267   17,974,163
                                               ----------  ----------  -----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         66          33        1,521         498          (42)         541
                                               ----------  ----------  -----------  ----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............  2,844,115   1,640,012    8,906,607   7,651,081   20,964,256   18,272,661
NET ASSETS -- BEGINNING OF PERIOD.............  3,388,026   1,748,014    9,624,505   1,973,424   20,340,479    2,067,818
                                               ----------  ----------  -----------  ----------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $6,232,141  $3,388,026  $18,531,112  $9,624,505  $41,304,735  $20,340,479
                                               ==========  ==========  ===========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
 Issued.......................................         28          25          119         127          230          195
 Redeemed.....................................        (10)         (9)         (62)        (63)         (89)         (39)
                                               ----------  ----------  -----------  ----------  -----------  -----------
 Net Increase (Decrease)......................         18          16           57          64          141          156
                                               ==========  ==========  ===========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                       MULTIMANAGER                MULTIMANAGER
                                                    AGGRESSIVE EQUITY*              CORE BOND*
                                               ---------------------------  --------------------------
                                                   2012           2011          2012          2011
                                               ------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $ (3,488,394) $  (5,433,835) $  1,101,870  $  1,495,640
 Net realized gain (loss) on investments......   (2,301,002)    (5,894,524)    7,591,554     5,649,207
 Change in unrealized appreciation
   (depreciation) of investments..............   73,343,611    (27,891,336)   (3,432,859)   (2,212,270)
                                               ------------  -------------  ------------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   67,554,215    (39,219,695)    5,260,565     4,932,577
                                               ------------  -------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   15,027,084     18,244,271    15,443,303    10,802,336
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (26,975,309)   (30,747,145)   18,899,386     4,829,382
   Transfers for contract benefits and
    terminations..............................  (49,018,163)   (54,652,161)  (13,926,209)  (12,171,924)
   Contract maintenance charges...............     (542,767)      (589,041)      (88,650)      (78,067)
   Adjustments to net assets allocated to
    contracts in payout period................        6,062        218,103            --            --
                                               ------------  -------------  ------------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (61,503,093)   (67,525,973)   20,327,830     3,381,727
                                               ------------  -------------  ------------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....     (190,369)      (672,541)           --            --
                                               ------------  -------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS.............    5,860,753   (107,418,209)   25,588,395     8,314,304
NET ASSETS -- BEGINNING OF PERIOD.............  519,431,468    626,849,677   120,054,754   111,740,450
                                               ------------  -------------  ------------  ------------

NET ASSETS -- END OF PERIOD................... $525,292,221  $ 519,431,468  $145,643,149  $120,054,754
                                               ============  =============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          453            545            --            --
 Redeemed.....................................       (1,144)        (1,305)           --            --
                                               ------------  -------------  ------------  ------------
 Net Increase (Decrease)......................         (691)          (760)           --            --
                                               ============  =============  ============  ============
UNIT ACTIVITY CLASS B
 Issued.......................................           21             31           354           285
 Redeemed.....................................          (56)           (95)         (213)         (259)
                                               ------------  -------------  ------------  ------------
 Net Increase (Decrease)......................          (35)           (64)          141            26
                                               ============  =============  ============  ============

                                                      MULTIMANAGER
                                                 INTERNATIONAL EQUITY*
                                               -------------------------
                                                   2012         2011
                                               -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    64,940  $    207,024
 Net realized gain (loss) on investments......  (2,270,141)   (7,959,375)
 Change in unrealized appreciation
   (depreciation) of investments..............  10,243,045    (4,778,334)
                                               -----------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   8,037,844   (12,530,685)
                                               -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   3,838,556     4,965,641
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (4,098,841)   (6,022,363)
   Transfers for contract benefits and
    terminations..............................  (5,210,469)   (6,951,591)
   Contract maintenance charges...............     (48,845)      (57,920)
   Adjustments to net assets allocated to
    contracts in payout period................          --            --
                                               -----------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (5,519,599)   (8,066,233)
                                               -----------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --            --
                                               -----------  ------------

INCREASE (DECREASE) IN NET ASSETS.............   2,518,245   (20,596,918)
NET ASSETS -- BEGINNING OF PERIOD.............  52,490,389    73,087,307
                                               -----------  ------------

NET ASSETS -- END OF PERIOD................... $55,008,634  $ 52,490,389
                                               ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --            --
 Redeemed.....................................          --            --
                                               -----------  ------------
 Net Increase (Decrease)......................          --            --
                                               ===========  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          57            79
 Redeemed.....................................        (104)         (142)
                                               -----------  ------------
 Net Increase (Decrease)......................         (47)          (63)
                                               ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  MULTIMANAGER LARGE         MULTIMANAGER LARGE        MULTIMANAGER MID CAP
                                                   CAP CORE EQUITY*              CAP VALUE*                  GROWTH*
                                               ------------------------  -------------------------  -------------------------
                                                   2012         2011         2012         2011          2012         2011
                                               -----------  -----------  -----------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (91,234) $  (142,193) $   (41,683) $   (148,699) $  (835,072) $   (933,646)
 Net realized gain (loss) on investments......    (152,461)    (979,653)     (60,633)   (2,218,231)   1,271,611      (535,570)
 Change in unrealized appreciation
   (depreciation) of investments..............   1,812,989      (84,016)   6,509,135    (1,068,708)   7,954,264    (4,684,186)
                                               -----------  -----------  -----------  ------------  -----------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   1,569,294   (1,205,862)   6,406,819    (3,435,638)   8,390,803    (6,153,402)
                                               -----------  -----------  -----------  ------------  -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......     584,393      794,421    3,163,236     4,511,534    3,471,945     4,096,192
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (1,146,630)    (645,992)  (4,477,644)   (5,206,177)  (5,200,480)   (5,636,353)
   Transfers for contract benefits and
    terminations..............................  (1,362,693)  (1,344,031)  (4,438,056)   (5,823,846)  (5,422,645)   (6,591,885)
   Contract maintenance charges...............     (11,129)     (12,268)     (48,149)      (50,128)     (56,436)      (61,988)
                                               -----------  -----------  -----------  ------------  -----------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (1,936,059)  (1,207,870)  (5,800,613)   (6,568,617)  (7,207,616)   (8,194,034)
                                               -----------  -----------  -----------  ------------  -----------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --        1,999            --           --            --
                                               -----------  -----------  -----------  ------------  -----------  ------------

INCREASE (DECREASE) IN NET ASSETS.............    (366,765)  (2,413,732)     608,205   (10,004,255)   1,183,187   (14,347,436)
NET ASSETS -- BEGINNING OF PERIOD.............  12,616,881   15,030,613   47,456,648    57,460,903   61,827,874    76,175,310
                                               -----------  -----------  -----------  ------------  -----------  ------------

NET ASSETS -- END OF PERIOD................... $12,250,116  $12,616,881  $48,064,853  $ 47,456,648  $63,011,061  $ 61,827,874
                                               ===========  ===========  ===========  ============  ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          11           28           37            58           51            91
 Redeemed.....................................         (28)         (40)         (83)         (112)        (113)         (160)
                                               -----------  -----------  -----------  ------------  -----------  ------------
 Net Increase (Decrease)......................         (17)         (12)         (46)          (54)         (62)          (69)
                                               ===========  ===========  ===========  ============  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  MULTIMANAGER MID CAP        MULTIMANAGER MULTI-         MULTIMANAGER SMALL
                                                         VALUE*                  SECTOR BOND*                CAP GROWTH*
                                               -------------------------  --------------------------  -------------------------
                                                   2012         2011          2012          2011          2012         2011
                                               -----------  ------------  ------------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $  (528,289) $   (861,445) $  1,211,251  $  3,258,963  $  (524,360) $   (606,671)
 Net realized gain (loss) on investments......   3,430,720       828,915    (3,857,061)   (7,293,340)   3,444,844       867,034
 Change in unrealized appreciation
   (depreciation) of investments..............   4,337,914    (9,970,029)    7,321,493     8,758,653      876,022    (8,288,175)
                                               -----------  ------------  ------------  ------------  -----------  ------------
 Net Increase (decrease) in net assets from
   operations.................................   7,240,345   (10,002,559)    4,675,683     4,724,276    3,796,506    (8,027,812)
                                               -----------  ------------  ------------  ------------  -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   3,096,134     3,995,264     9,626,149     8,840,575    3,035,407     3,761,144
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................  (5,120,682)   (4,467,572)      156,127    (2,855,040)  (3,894,095)   (5,773,072)
   Transfers for contract benefits and
    terminations..............................  (5,369,795)   (6,483,753)  (13,422,265)  (14,246,903)  (3,458,287)   (3,612,351)
   Contract maintenance charges...............     (42,628)      (48,281)     (116,997)     (120,600)     (40,902)      (47,911)
   Adjustments to net assets allocated to
    contracts in payout period................          --            --         7,069           (51)          --            --
                                               -----------  ------------  ------------  ------------  -----------  ------------

 Net increase (decrease) in net assets from
   contractowners transactions................  (7,436,971)   (7,004,342)   (3,749,917)   (8,382,019)  (4,357,877)   (5,672,190)
                                               -----------  ------------  ------------  ------------  -----------  ------------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --            --        (7,069)           54     (162,859)           --
                                               -----------  ------------  ------------  ------------  -----------  ------------

INCREASE (DECREASE) IN NET ASSETS.............    (196,626)  (17,006,901)      918,697    (3,657,689)    (724,230)  (13,700,002)
NET ASSETS -- BEGINNING OF PERIOD.............  57,129,925    74,136,826   118,971,275   122,628,964   39,329,341    53,029,343
                                               -----------  ------------  ------------  ------------  -----------  ------------

NET ASSETS -- END OF PERIOD................... $56,933,299  $ 57,129,925  $119,889,972  $118,971,275  $38,605,111  $ 39,329,341
                                               ===========  ============  ============  ============  ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................................          --            --            87            93           --            --
 Redeemed.....................................          --            --          (113)         (133)          --            --
                                               -----------  ------------  ------------  ------------  -----------  ------------
 Net Increase (Decrease)......................          --            --           (26)          (40)          --            --
                                               ===========  ============  ============  ============  ===========  ============
UNIT ACTIVITY CLASS B
 Issued.......................................          49            83            81           101           47            83
 Redeemed.....................................        (103)         (130)          (70)         (117)         (85)         (128)
                                               -----------  ------------  ------------  ------------  -----------  ------------
 Net Increase (Decrease)......................         (54)          (47)           11           (16)         (38)          (45)
                                               ===========  ============  ============  ============  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                 MULTIMANAGER SMALL CAP           MULTIMANAGER          OPPENHEIMER MAIN
                                                         VALUE*                    TECHNOLOGY*          STREET FUND(R)/VA
                                               --------------------------  --------------------------  ------------------
                                                   2012          2011          2012          2011        2012      2011
                                               ------------  ------------  ------------  ------------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (771,691) $ (1,499,920) $ (1,517,878) $ (1,568,439) $ (1,555) $   (839)
 Net realized gain (loss) on investments......     (486,313)   (6,985,670)   11,109,883    15,655,902     5,114     1,411
 Change in unrealized appreciation
   (depreciation) of investments..............   17,044,669    (3,750,544)    3,284,283   (20,998,243)   36,010        76
                                               ------------  ------------  ------------  ------------  --------  --------
 Net Increase (decrease) in net assets from
   operations.................................   15,786,665   (12,236,134)   12,876,288    (6,910,780)   39,569       648
                                               ------------  ------------  ------------  ------------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......    7,220,365     8,813,250     7,079,708     8,186,452   286,306   136,585
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   (9,164,967)  (12,911,704)   (4,585,464)   (9,959,354)   12,797      (690)
   Transfers for contract benefits and
    terminations..............................   (9,075,254)  (10,581,620)   (9,689,190)   (9,474,797)   (4,587)   (1,597)
   Contract maintenance charges...............     (114,594)     (129,776)      (97,762)     (104,264)     (718)     (258)
                                               ------------  ------------  ------------  ------------  --------  --------

 Net increase (decrease) in net assets from
   contractowners transactions................  (11,134,450)  (14,809,850)   (7,292,708)  (11,351,963)  293,798   134,040
                                               ------------  ------------  ------------  ------------  --------  --------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....           --            --         2,001            --        --       493
                                               ------------  ------------  ------------  ------------  --------  --------

INCREASE (DECREASE) IN NET ASSETS.............    4,652,215   (27,045,984)    5,585,581   (18,262,743)  333,367   135,181
NET ASSETS -- BEGINNING OF PERIOD.............  107,589,108   134,635,092   108,129,073   126,391,816   187,617    52,436
                                               ------------  ------------  ------------  ------------  --------  --------

NET ASSETS -- END OF PERIOD................... $112,241,323  $107,589,108  $113,714,654  $108,129,073  $520,984  $187,617
                                               ============  ============  ============  ============  ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................           58           101           264           299        --        --
 Redeemed.....................................         (125)         (188)         (323)         (396)       --        --
                                               ------------  ------------  ------------  ------------  --------  --------
 Net Increase (Decrease)......................          (67)          (87)          (59)          (97)       --        --
                                               ============  ============  ============  ============  ========  ========
UNIT ACTIVITY SERVICE CLASS
 Issued.......................................           --            --            --            --         2         2
                                               ------------  ------------  ------------  ------------  --------  --------
 Net Increase (Decrease)......................           --            --            --            --         2         2
                                               ============  ============  ============  ============  ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                   PIMCO VARIABLE
                                                   INSURANCE TRUST
                                               COMMODITYREALRETURN(R)         TARGET 2015               TARGET 2025
                                                 STRATEGY PORTFOLIO           ALLOCATION*               ALLOCATION*
                                               ----------------------  ------------------------  ------------------------
                                                  2012        2011         2012         2011         2012         2011
                                               ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   37,362  $  173,497  $    15,078  $    61,859  $    56,750  $    54,386
 Net realized gain (loss) on investments......     27,914       7,547      898,736    1,385,535    1,728,800      566,951
 Change in unrealized appreciation
   (depreciation) of investments..............     12,335    (374,355)   1,054,067   (2,371,761)   1,647,156   (2,192,171)
                                               ----------  ----------  -----------  -----------  -----------  -----------
 Net Increase (decrease) in net assets from
   operations.................................     77,611    (193,311)   1,967,881     (924,367)   3,432,706   (1,570,834)
                                               ----------  ----------  -----------  -----------  -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......  1,695,187   1,393,746    2,344,836    3,147,529    4,920,997    5,726,176
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................    (26,366)    181,700   (1,205,162)     (16,336)     315,095     (770,150)
   Transfers for contract benefits and
    terminations..............................    (36,168)    (15,767)  (2,090,067)  (1,477,091)  (2,668,020)  (1,545,675)
   Contract maintenance charges...............     (3,507)     (1,290)     (16,259)     (15,892)     (40,610)     (39,114)
                                               ----------  ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets from
   contractowners transactions................  1,629,146   1,558,389     (966,652)   1,638,210    2,527,462    3,371,237
                                               ----------  ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....         --          (1)          --           --           --        5,000
                                               ----------  ----------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.............  1,706,757   1,365,077    1,001,229      713,843    5,960,168    1,805,403
NET ASSETS -- BEGINNING OF PERIOD.............  1,926,354     561,277   21,218,373   20,504,530   28,990,745   27,185,342
                                               ----------  ----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF PERIOD................... $3,633,111  $1,926,354  $22,219,602  $21,218,373  $34,950,913  $28,990,745
                                               ==========  ==========  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
 Issued.......................................         18          14           --           --           --           --
 Redeemed.....................................         (3)         (2)          --           --           --           --
                                               ----------  ----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................         15          12           --           --           --           --
                                               ==========  ==========  ===========  ===========  ===========  ===========
UNIT ACTIVITY CLASS B
 Issued.......................................         --          --           41           71           80           89
 Redeemed.....................................         --          --          (50)         (56)         (53)         (55)
                                               ----------  ----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)......................         --          --           (9)          15           27           34
                                               ==========  ==========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                      TARGET 2035               TARGET 2045            TEMPLETON GLOBAL
                                                      ALLOCATION*               ALLOCATION*          BOND SECURITIES FUND
                                               ------------------------  ------------------------  -----------------------
                                                   2012         2011         2012         2011         2012        2011
                                               -----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $    63,625  $    39,864  $    59,276  $    11,253  $   518,045  $  178,398
 Net realized gain (loss) on investments......   1,500,212      141,811      981,395      556,773      (13,911)     44,616
 Change in unrealized appreciation
   (depreciation) of investments..............   1,657,887   (1,629,309)   1,392,928   (1,738,780)     845,379    (432,475)
                                               -----------  -----------  -----------  -----------  -----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................   3,221,724   (1,447,634)   2,433,599   (1,170,754)   1,349,513    (209,461)
                                               -----------  -----------  -----------  -----------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   5,128,691    5,424,107    4,180,394    4,303,496    6,693,387   4,372,755
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................     138,295     (378,722)     181,920     (230,129)   1,136,396     452,304
   Transfers for contract benefits and
    terminations..............................  (1,477,997)  (1,168,672)  (1,063,167)  (1,043,129)    (119,874)    (41,315)
   Contract maintenance charges...............     (63,261)     (60,106)     (58,470)     (54,476)     (15,445)     (6,546)
                                               -----------  -----------  -----------  -----------  -----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................   3,725,728    3,816,607    3,240,677    2,975,762    7,694,464   4,777,198
                                               -----------  -----------  -----------  -----------  -----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account A.....          --           --           --           --           --         500
                                               -----------  -----------  -----------  -----------  -----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............   6,947,452    2,368,973    5,674,276    1,805,008    9,043,977   4,568,237
NET ASSETS -- BEGINNING OF PERIOD.............  23,889,538   21,520,565   16,081,826   14,276,818    6,602,887   2,034,650
                                               -----------  -----------  -----------  -----------  -----------  ----------

NET ASSETS -- END OF PERIOD................... $30,836,990  $23,889,538  $21,756,102  $16,081,826  $15,646,864  $6,602,887
                                               ===========  ===========  ===========  ===========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................................          73           73           58           59           --          --
 Redeemed.....................................         (36)         (34)         (24)         (27)          --          --
                                               -----------  -----------  -----------  -----------  -----------  ----------
 Net Increase (Decrease)......................          37           39           34           32           --          --
                                               ===========  ===========  ===========  ===========  ===========  ==========
UNIT ACTIVITY CLASS 2
 Issued.......................................          --           --           --           --           78          51
 Redeemed.....................................          --           --           --           --           (8)         (5)
                                               -----------  -----------  -----------  -----------  -----------  ----------
 Net Increase (Decrease)......................          --           --           --           --           70          46
                                               ===========  ===========  ===========  ===========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                  VAN ECK VIP GLOBAL
                                                 HARD ASSETS FUND (E)
                                               -----------------------
                                                   2012        2011
                                               -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................. $   (56,335) $  (26,188)
 Net realized gain (loss) on investments......      42,514    (164,006)
 Change in unrealized appreciation
   (depreciation) of investments..............      84,178    (464,005)
                                               -----------  ----------
 Net Increase (decrease) in net assets from
   operations.................................      70,357    (654,199)
                                               -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners......   2,788,671   1,146,487
   Transfers between Variable Investment
    Options including guaranteed interest
    account, net..............................   5,561,675   5,888,245
   Transfers for contract benefits and
    terminations..............................    (818,326)    (65,624)
   Contract maintenance charges...............      (5,375)       (772)
                                               -----------  ----------

 Net increase (decrease) in net assets from
   contractowners transactions................   7,526,645   6,968,336
                                               -----------  ----------

INCREASE (DECREASE) IN NET ASSETS.............   7,597,002   6,314,137
NET ASSETS -- BEGINNING OF PERIOD.............   6,314,137          --
                                               -----------  ----------

NET ASSETS -- END OF PERIOD................... $13,911,139  $6,314,137
                                               ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS S SHARES
 Issued.......................................         138          94
 Redeemed.....................................         (50)        (18)
                                               -----------  ----------
 Net Increase (Decrease)......................          88          76
                                               ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Invesco V.I. Diversified Dividend Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011.
(b)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
(c)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
(d)Units were made available on May 2, 2011.
(e)Units were made available on May 20, 2011.
(f)Units were made available on June 8, 2012.

                                    FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AIM Variable Insurance Funds ("Invesco Variable Insurance Funds") American Century Variable Portfolios, Inc., AXA Premier VIP Trust ("VIP"), EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust- Variable Insurance Portfolios, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and Van Eck VIP Trust, (collectively, "The Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 .   Invesco V.I. Diversified Dividend Fund/(1)/
 .   Invesco V.I. Global Real Estate Fund
 .   Invesco V.I. High Yield Fund
 .   Invesco V.I. International Growth Fund
 .   Invesco V.I. Mid Cap Core Equity Fund
 .   Invesco V.I. Small Cap Equity Fund

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 .   American Century VP Mid Cap Value Fund

     AXA PREMIER VIP TRUST*
 .   AXA Aggressive Allocation
 .   AXA Conservative Allocation
 .   AXA Conservative-Plus Allocation
 .   AXA Moderate Allocation
 .   AXA Moderate-Plus Allocation
 .   Multimanager Aggressive Equity
 .   Multimanager Core Bond
 .   Multimanager International Equity
 .   Multimanager Large Cap Core Equity
 .   Multimanager Large Cap Value
 .   Multimanager Mid Cap Growth
 .   Multimanager Mid Cap Value
 .   Multimanager Multi-Sector Bond
 .   Multimanager Small Cap Growth
 .   Multimanager Small Cap Value
 .   Multimanager Technology
 .   Target 2015 Allocation
 .   Target 2025 Allocation
 .   Target 2035 Allocation
 .   Target 2045 Allocation

     EQ ADVISORS TRUST*
 .   All Asset Growth-Alt 20/(2)/
 .   AXA Balanced Strategy
 .   AXA Conservative Growth Strategy
 .   AXA Conservative Strategy
 .   AXA Growth Strategy
 .   AXA Moderate Growth Strategy
 .   AXA Tactical Manager 400
 .   AXA Tactical Manager 500
 .   AXA Tactical Manager 2000
 .   AXA Tactical Manager International
 .   EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio
 .   EQ/AllianceBernstein Small Cap Growth
 .   EQ/AXA Franklin Small Cap Value Core
 .   EQ/BlackRock Basic Value Equity
 .   EQ/Boston Advisors Equity Income
 .   EQ/Calvert Socially Responsible
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Core Bond Index
 .   EQ/Davis New York Venture
 .   EQ/Equity 500 Index
 .   EQ/Equity Growth PLUS
 .   EQ/Franklin Core Balanced
 .   EQ/Franklin Templeton Allocation
 .   EQ/GAMCO Mergers and Acquisitions
 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond/(3)/
 .   EQ/International Core PLUS
 .   EQ/International Equity Index
 .   EQ/International Value PLUS
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS
 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth
 .   EQ/Mid Cap Index

                                    FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Continued)

 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/Mutual Large Cap Equity
 .   EQ/Oppenheimer Global
 .   EQ/PIMCO Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/Templeton Global Equity
 .   EQ/UBS Growth & Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Equity-Income Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Templeton Global Bond Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST- VARIABLE INSURANCE PORTFOLIOS
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP High Income
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Technology Portfolio
 .   MFS(R) Utilities Series

     OPPENHEIMER VARIABLE ACCOUNT FUNDS
 .   Oppenheimer Main Street Fund(R) /VA

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio

     VAN ECK VIP TRUST
 .   Van Eck VIP Global Hard Assets Fund

   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
  (1)Formerly known as Invesco V.I. Dividend Growth Fund.
  (2)Formerly known as All Asset Allocation.
  (3)Formerly known as EQ/Intermediate Government Bond Index.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST(R) Contracts), individual tax-favored and non-qualified contracts (Variable Immediate Annuity Contracts) group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts ("Contracts").

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense risks, other expenses, financial accounting charges accumulated in the account, and
   (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

                                    FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Concluded)


   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividend income and distributions of net realized gains from The Trusts are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of the Trusts' shares (determined on the identified cost basis) and (2) distributions representing the net realized gains on investment transactions.

   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under EQUI-VEST(R) Series 100 through 801, EQUI-VEST(R) Vantage Series 900, EQUI-VEST(R) Strategies Series 900 and 901, Momentum, Momentum Plus, EQUI-VEST(R) At Retirement, Variable Immediate Annuity (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) and participant contributions under other contracts (Old Contracts, EQUIPLAN) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Payments received from Contractowners also include amounts applied to purchase contracts in payout (annuitization) period. Contractowners may allocate amounts in their individual accounts to Variable Investment Options, and/or to the guaranteed interest account, of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 48. Transfers between Variable Investment Options including the guaranteed interest account, net, represents amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 48. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to certain withdrawals under:

 .   EQUI-VEST(R) Series 100 through 801
 .   EQUI-VEST(R) Vantage Series 900
 .   EQUI-VEST(R) Strategies Series 900 and 901
 .   Momentum
 .   Momentum Plus
 .   Variable Immediate Annuity

                                    FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

2. Significant Accounting Policies (Concluded)


   Administrative charges, if any, are included in Contract maintenance charges and are deducted annually from Contractowner accounts under:

 .   EQUI-VEST(R) Series 100 through 801
 .   EQUI-VEST(R) Strategies Series 900 and 901
 .   EQUIPLAN
 .   Old Contracts

   Administrative charges, if any, are included in Contract maintenance charges and are deducted quarterly from Contractowner accounts under Momentum and Momentum Plus. Under the Variable Immediate Annuity, an administrative charge of $350 is deducted when the contract is purchased.

   Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table for business issued in 1994 and later and according to the 1969 ELAS Mortality Table for business issued prior to 1994. The assumed investment return is 3% to 5%, as regulated by the laws of various states. The mortality risk is fully borne by AXA Equitable and may result in additional amounts being transferred into the variable annuity account by AXA Equitable to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

                                         PURCHASES     SALES
                                        ----------- -----------
All Asset Growth-Alt 20................ $17,072,040 $ 5,728,927
American Century VP Mid Cap Value Fund.   2,222,372     342,610
AXA Aggressive Allocation..............  88,827,282  69,731,789
AXA Balanced Strategy..................  18,459,405   3,744,885
AXA Conservative Allocation............  37,014,179  31,568,772

                                    FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Continued)

                                                           PURCHASES      SALES
                                                          ------------ ------------
AXA Conservative Growth Strategy......................... $  4,921,527 $  1,532,723
AXA Conservative Strategy................................    1,997,875      773,669
AXA Conservative-Plus Allocation.........................   46,297,676   34,320,949
AXA Growth Strategy......................................      314,227      352,403
AXA Moderate Allocation..................................  152,490,524  196,534,710
AXA Moderate Growth Strategy.............................    2,944,173      398,745
AXA Moderate-Plus Allocation.............................  155,093,462  144,226,607
AXA Tactical Manager 400.................................    1,737,600    1,455,632
AXA Tactical Manager 500.................................    5,098,632    3,744,790
AXA Tactical Manager 2000................................    1,947,880    1,570,061
AXA Tactical Manager International.......................    1,991,851    1,220,438
EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio.    1,613,887      218,780
EQ/AllianceBernstein Small Cap Growth....................   55,998,649   67,838,323
EQ/AXA Franklin Small Cap Value Core.....................    4,318,114    5,156,640
EQ/BlackRock Basic Value Equity..........................   85,532,921   79,469,463
EQ/Boston Advisors Equity Income.........................   20,676,502   13,404,926
EQ/Calvert Socially Responsible..........................    4,598,398    4,995,949
EQ/Capital Guardian Research.............................   16,907,643   30,551,558
EQ/Common Stock Index....................................   65,532,826  277,855,145
EQ/Core Bond Index.......................................   24,593,978   28,533,490
EQ/Davis New York Venture................................    5,582,449    7,202,490
EQ/Equity 500 Index......................................  135,455,164  167,463,071
EQ/Equity Growth PLUS....................................   31,814,527   64,151,114
EQ/Franklin Core Balanced................................   14,035,187   17,635,651
EQ/Franklin Templeton Allocation.........................   10,287,220   10,878,753
EQ/GAMCO Mergers and Acquisitions........................    4,463,722    5,390,666
EQ/GAMCO Small Company Value.............................  117,418,231   79,251,913
EQ/Global Bond PLUS......................................   25,478,816   21,308,005
EQ/Global Multi-Sector Equity............................   57,805,242   83,553,284
EQ/Intermediate Government Bond..........................   11,954,033   20,694,618
EQ/International Core PLUS...............................   22,709,646   32,451,099
EQ/International Equity Index............................   54,699,755   85,925,824
EQ/International Value PLUS..............................   30,527,916   46,138,796
EQ/JPMorgan Value Opportunities..........................    8,927,139   13,014,951
EQ/Large Cap Core PLUS...................................    3,310,405    4,374,585
EQ/Large Cap Growth Index................................   23,763,376   26,677,785
EQ/Large Cap Growth PLUS.................................   20,271,686   43,993,552
EQ/Large Cap Value Index.................................    8,927,177    9,329,002
EQ/Large Cap Value PLUS..................................   60,340,385  135,317,206
EQ/Lord Abbett Large Cap Core............................    7,017,380   12,904,332
EQ/MFS International Growth..............................   23,108,682   17,823,665
EQ/Mid Cap Index.........................................   45,771,135   59,485,651
EQ/Mid Cap Value PLUS....................................   38,165,803   78,226,446
EQ/Money Market..........................................   78,382,880   88,779,723
EQ/Montag & Caldwell Growth..............................    7,716,119   10,505,546
EQ/Morgan Stanley Mid Cap Growth.........................   72,483,400   56,141,665
EQ/Mutual Large Cap Equity...............................    3,045,213    5,949,791
EQ/Oppenheimer Global....................................   17,506,544   14,832,742
EQ/PIMCO Ultra Short Bond................................   24,831,319   34,784,509
EQ/Quality Bond PLUS.....................................   15,033,006   29,735,468
EQ/Small Company Index...................................   43,364,820   41,234,064
EQ/T. Rowe Price Growth Stock............................   63,834,901   38,019,479
EQ/Templeton Global Equity...............................    7,199,529    6,942,399
EQ/UBS Growth & Income...................................    4,762,536    6,818,437

                                    FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Concluded)

                                                                           PURCHASES     SALES
                                                                          ----------- -----------
EQ/Van Kampen Comstock................................................... $ 5,366,237 $ 5,434,899
EQ/Wells Fargo Omega Growth..............................................  51,918,423  32,725,722
Fidelity(R) VIP Contrafund(R) Portfolio..................................  67,253,445  19,051,915
Fidelity(R) VIP Equity-Income Portfolio..................................   1,348,682     121,045
Fidelity(R) VIP Mid Cap Portfolio........................................   4,283,448     766,728
Goldman Sachs VIT Mid Cap Value Fund.....................................  10,725,528   4,641,705
Invesco V.I. Diversified Dividend Fund...................................     603,436      69,596
Invesco V.I. Global Real Estate Fund.....................................  21,246,655   7,627,893
Invesco V.I. High Yield Fund.............................................  14,944,453   5,565,931
Invesco V.I. International Growth Fund...................................  11,697,422   2,353,883
Invesco V.I. Mid Cap Core Equity Fund....................................   4,377,569   2,360,055
Invesco V.I. Small Cap Equity Fund.......................................   2,339,532   1,988,432
Ivy Funds VIP Energy.....................................................  13,733,437   8,299,815
Ivy Funds VIP High Income................................................  63,787,456  14,920,696
Ivy Funds VIP Mid Cap Growth.............................................  26,585,712   5,076,926
Ivy Funds VIP Small Cap Growth...........................................   4,777,799   1,932,190
Lazard Retirement Emerging Markets Equity Portfolio......................  52,839,385  17,544,787
MFS(R) International Value Portfolio.....................................  36,510,370  10,547,090
MFS(R) Investors Growth Stock Series.....................................   3,882,186   1,357,028
MFS(R) Investors Trust Series............................................   3,358,516   1,236,215
MFS(R) Technology Portfolio..............................................  15,691,358   8,277,089
MFS(R) Utilities Series..................................................  30,399,433  11,250,180
Multimanager Aggressive Equity...........................................  17,679,469  82,866,186
Multimanager Core Bond...................................................  60,711,337  32,712,878
Multimanager International Equity........................................   7,162,142  12,616,801
Multimanager Large Cap Core Equity.......................................   1,264,178   3,291,471
Multimanager Large Cap Value.............................................   5,166,383  11,006,680
Multimanager Mid Cap Growth..............................................   6,184,498  14,227,186
Multimanager Mid Cap Value...............................................   7,029,818  14,995,078
Multimanager Multi-Sector Bond...........................................  25,429,932  27,975,667
Multimanager Small Cap Growth............................................   5,459,100  10,339,336
Multimanager Small Cap Value.............................................  10,445,509  22,351,650
Multimanager Technology..................................................  32,749,097  41,557,682
Oppenheimer Main Street Fund(R)/VA.......................................     351,214      58,971
PIMCO Variable Insurance Trust Commodityrealreturn(R) Strategy Portfolio.   2,281,390     498,645
Target 2015 Allocation...................................................   4,936,246   5,462,476
Target 2025 Allocation...................................................   8,872,533   5,869,419
Target 2035 Allocation...................................................   8,159,828   3,915,504
Target 2045 Allocation...................................................   6,192,115   2,577,479
Templeton Global Bond Securities Fund....................................   9,193,759     965,052
Van Eck VIP Global Hard Assets Fund......................................  12,548,765   4,398,235

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are categorized by the share class of the Portfolio. All share classes are subject to fees for investment management and advisory services and other Trust expenses and are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Directors and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge annually a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments

                                    FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

5. Expenses and Related Party Transactions (Concluded)

   are attributable. These fees and expenses are reflected in the net asset value of the shares of the Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and its affiliates serve as investment manager of the Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.12% to a high of 1.40% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0.30% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network"). AXA Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with AXA Distributors.

6. Reorganizations

   In 2012, there were no reorganizations within the Variable Investment Options of the Account.

   In 2011, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives.

   In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby certain Portfolios of EQAT and VIP (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQAT and VIP (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, reorganizations which occurred in 2011 were treated as mergers.

   In 2011, a fund reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco V.I. Diversified Dividend Fund. On April 29, 2011, Invesco V.I. Financial Services Fund exchanged all of its assets and liabilities for equivalent interests in Invesco V.I. Diversified Dividend Fund. For accounting purposes, the reorganization which occurred in 2011 was treated as a merger.

                                    FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

6. Reorganizations (Concluded)


-------------------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
-------------------------------------------------------------------------------------------------------
 APRIL 29, 2011           INVESCO V.I. FINANCIAL SERVICES FUND INVESCO V.I. DIVERSIFIED DIVIDEND FUND
-------------------------------------------------------------------------------------------------------
Shares -- Series II            10,932                                 4,239
Value -- Series II        $      5.89                          $      15.19
Net Assets Before Merger  $    64,390                          $         --
Net Assets After Merger   $        --                          $     64,390
-------------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH           EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------
Shares -- Class B           1,457,589                            14,915,711
Value -- Class B          $     13.86                          $      17.57
Net Assets Before Merger  $20,202,177                          $241,866,858
Net Assets After Merger   $        --                          $262,069,035
-------------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/LORD ABBETT GROWTH AND INCOME     EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------
Shares -- Class B           1,978,505                             6,927,143
Value -- Class B          $     10.68                          $       5.61
Net Assets Before Merger  $21,130,433                          $ 17,730,838
Net Assets After Merger   $        --                          $ 38,861,271

7. Contractowner Charges


   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the Account for the following charges:

                                           MORTALITY AND                FINANCIAL
                                           EXPENSE RISKS OTHER EXPENSES ACCOUNTING TOTAL
                                           ------------- -------------- ---------- -----

OLD CONTRACTS                                  0.58%          0.16%          --    0.74%

EQUIPLAN(R) CONTRACTS                          0.58%          0.16%          --    0.74%

EQUI-VEST(R) SERIES 100

EQ/Money Market,
EQ/Common Stock Index.....................     0.56%          0.60%        0.24%   1.40%

All Other Funds...........................     0.50%          0.60%        0.24%   1.34%

MOMENTUM CONTRACTS

EQ/Money Market,
EQ/Common Stock Index.....................     0.65%          0.60%        0.24%   1.49%

All Other Funds...........................     0.50%          0.60%        0.24%   1.34%

EQUI-VEST(R) SERIES 200

EQ/Money Market,
EQ/Common Stock Index.....................     1.15%          0.25%          --    1.40%

All Other Funds...........................     1.09%          0.25%          --    1.34%

EQUI-VEST(R) SERIES 201

All Funds.................................     0.95%          0.25%          --    1.20%

EQUI-VEST(R) SERIES 300 AND 400 CONTRACTS

EQ/Money Market, EQ/Common Stock Index,
Multimanager Aggressive Equity and
AXA Moderate Allocation...................     1.10%          0.25%          --    1.35%

All Other Funds...........................     1.10%          0.24%          --    1.34%

                                    FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Continued)

                                              MORTALITY AND                FINANCIAL
                                              EXPENSE RISKS OTHER EXPENSES ACCOUNTING TOTAL
                                              ------------- -------------- ---------- -----

MOMENTUM PLUS CONTRACTS                           1.10%          0.25%         --     1.35%

EQUI-VEST(R) SERIES 500 CONTRACTS                 1.20%          0.25%         --     1.45%

EQUI-VEST(R) AT RETIREMENT

1.30% All Funds..............................     0.80%          0.50%         --     1.30%

1.25% All Funds..............................     0.75%          0.50%         --     1.25%

EQUI-VEST(R) SERIES 600 AND 800 CONTRACTS         0.95%          0.25%         --     1.20%

EQUI-VEST(R) VANTAGE CONTRACTS

0.90% All Funds..............................     0.90%            --          --     0.90%

0.70% All Funds..............................     0.70%            --          --     0.70%

0.50% All Funds..............................     0.50%            --          --     0.50%

0.40% All Funds..............................     0.40%            --          --     0.40%

EQUI-VEST(R) STRATEGIES CONTRACTS SERIES 900

1.20% All Funds..............................     1.20%            --          --     1.20%

0.90% All Funds..............................     0.90%            --          --     0.90%

0.70% All Funds..............................     0.70%            --          --     0.70%

0.50% All Funds..............................     0.50%            --          --     0.50%

0.25% All Funds..............................     0.25%            --          --     0.25%

EQUI-VEST(R) STRATEGIES CONTRACTS SERIES 901

0.00% All Funds..............................      .00%            --          --     0.00%

0.25% All Funds..............................     0.25%            --          --     0.25%

0.50% All Funds..............................     0.50%            --          --     0.50%

0.70% All Funds..............................     0.70%            --          --     0.70%

0.80% All Funds..............................     0.80%            --          --     0.80%

0.90% All Funds..............................     0.90%            --          --     0.90%

1.00% All Funds..............................     1.00%            --          --     1.00%

1.10% All Funds..............................     1.10%            --          --     1.10%

EQUI-VEST(R) EXPRESS SERIES 700 CONTRACTS         0.70%          0.25%         --     0.95%

EQUI-VEST(R) EXPRESS SERIES 701 CONTRACTS

1.10% All Funds..............................     0.85%          0.25%         --     1.10%

EQUI-VEST(R) SERIES 801 CONTRACTS

1.25% All Funds..............................     1.00%          0.25%         --     1.25%

VARIABLE IMMEDIATE ANNUITY

0.50% All Funds..............................     0.40%          0.10%         --     0.50%

   The charges may be retained in the Account by AXA Equitable and, to the extent retained, participate in the net investment results of the Trusts ratably with assets attributable to the Contracts. Under the terms of the Contracts, the aggregate of these asset charges and the charges of The Trusts for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST Series 100/200 and Momentum Contracts for EQ/Money Market, EQ/Common Stock Index, Multimanager Aggressive Equity and AXA Moderate Allocation Variable Investment Options and 1% of all portfolios of the Old Contracts and EQUIPLAN Contracts (the "Cap"). Fees for advisory services in excess of the Cap are refunded to the Variable Investment Options from AXA Equitable's General Account. Direct operating expenses in excess of the Cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

                                    FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Continued)


   For EQUI-VEST(R) Series 200 and EQUI-VEST(R) Series 201 for participants of employer plans that are subject to the rules of the Teachers Retirement System of Texas as well as EQUI-VEST(R) Vantage and EQUI-VEST(R) Strategies Contracts under Optional Retirement Programs in Texas, the total Separate Account A annual expenses and total expenses of the Trust, when added together, are not permitted to exceed 2.75% (except for Multimanager Aggressive Equity, AXA Moderate Allocation, EQ/Common Stock Index and EQ/Money Market options in EQUI-VEST(R) series 200, which are not permitted to exceed 1.75%). Fees for advisory services in excess of the cap are refunded to the Variable Investment Options from AXA Equitable's general account. Direct operating expenses in excess of the cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

   The table below lists all the fees charged by the Variable Investment Option assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                             WHEN CHARGE
               CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                   HOW DEDUCTED
                -------                       -----------                    ---------------                    ------------

Annual Administrative charge            Annual                  LOW - $0 depending on the product and      Unit liquidation from
                                                                account value.                             account value

                                                                HIGH - Depending on account value, $50 if  Unit liquidation from
                                                                the account value on the last business     account value
                                                                day of the contract year is less than
                                                                $100,000.

Withdrawal Charge                       At time of transaction  LOW - 5% of withdrawals or contributions   Unit liquidation from
                                                                made in the current and prior five         account value
                                                                participation years, whichever is less.

                                                                HIGH - 7% of contributions withdrawn,
                                                                declining by 1% each contract years
                                                                following each contribution.

                                                                Exceptions and limitations may eliminate
                                                                or reduce the withdrawal charge.

Plan Loan charges                       At time of transaction  $25 set-up fee and $6 quarterly            Unit liquidation from
                                                                recordkeeping fee                          account value

Variable Immediate Annuity Payout       At time of transaction  $350 annuity administration fee            Unit liquidation from
option                                                                                                     account value

Charge for third-party transfer or      At time of transaction  $0 to $65                                  Unit liquidation from
exchange                                                                                                   account value

Enhanced death benefit charge           Participation date      0.15% of account value                     Unit liquidation from
                                        anniversary                                                        account value

Guaranteed Minimum Income Benefit                               0.65%                                      Unit liquidation from
                                                                                                           account value

Guaranteed Withdrawal Benefit for Life                          LOW - 0.60% for single life option;        Unit liquidation from
                                                                    0.75% for joint life option            account value

                                                                HIGH - 0.75% for single life;
                                                                    0.90% for joint life

Sales Premium and Other Applicable                              Current tax charge varies by jurisdiction  Deducted from the
Taxes                                                           and ranges from 0% to 3.5%.                amount applied to
                                                                                                           provide an annuity
                                                                                                           payout option

                                    FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Concluded)

                                          WHEN CHARGE
            CHARGES                       IS DEDUCTED                       AMOUNT DEDUCTED                   HOW DEDUCTED
             -------                      -----------                       ---------------                    ------------

Guaranteed minimum death benefit                               STANDARD DEATH BENEFIT (AVAILABLE ONLY     Unit liquidation from
charge                                                         WITH THE GUARANTEED MINIMUM INCOME         account value
                                                               BENEFIT) - 0.00%

                                                               GWBL STANDARD DEATH BENEFIT - 0.00%

                                                               ANNUAL RACHET TO AGE 85 - 0.25% of the
                                                               Annual Rachet to age 85 benefit base

                                                               GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL
                                                               RACHET TO AGE 85 - 0.60% of the greater
                                                               of 6% roll-up to age 85 benefit base, as
                                                               applicable

                                                               GWBL ENHANCED DEATH BENEFIT - 0.30% of
                                                               the GWBL Enhance death benefit base

Personal Income Benefit Charge    Contract/Participation Date  1.00% of the Personal Income Benefit       Unit liquidation from
                                  Anniversary                  account value                              account value

Wire Transfer Charge              At time of transaction       $90 for outgoing wire transfers            Unit liquidation from
                                                                                                          account value

Express Mail Charge               At time of transaction       $35 for checks sent by express delivery    Unit liquidation from
                                                                                                          account value

8. Financial Highlights

   The ranges for the total return ratios and unit values correspond to product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                          YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------
                                                                    UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ------------------- ----------------- -------------- ---------
ALL ASSET GROWTH-ALT 20
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B (l)     $128.21            --                   --             --        11.43%
      Highest contract charge 1.45% Class B (l)    $124.20            --                   --             --        10.36%
      All contract charges                              --           309              $38,706           1.74%          --
2011  Lowest contract charge 0.50% Class B (l)     $115.06            --                   --             --        (3.97)%
      Highest contract charge 1.45% Class B (l)    $112.54            --                   --             --        (4.89)%
      All contract charges                              --           223              $25,298           1.97%          --
2010  Lowest contract charge 0.50% Class B (l)     $119.82            --                   --             --        14.41%
      Highest contract charge 1.45% Class B (l)    $118.33            --                   --             --        13.31%
      All contract charges                              --           101              $11,926           2.90%          --
2009  Lowest contract charge 0.50% Class B (l)     $104.73            --                   --             --         2.75%
      Highest contract charge 1.45% Class B (l)    $104.43            --                   --             --         2.47%
      All contract charges                              --            20              $ 2,043           4.20%          --
AMERICAN CENTURY VP MID CAP VALUE
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Class II (n)    $121.35            --                   --             --        15.65%
      Highest contract charge 1.20% Class II (n)   $119.06            --                   --             --        14.83%
      All contract charges                              --            31              $ 3,763           2.00%          --
2011  Lowest contract charge 0.70% Class II (n)    $104.57            --                   --             --        (1.53)%
      Highest contract charge 1.20% Class II (n)   $103.68            --                   --             --        (2.03)%
      All contract charges                              --            16              $ 1,668           1.44%          --

                                    FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------
                                                                    UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                  UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                  ---------- ------------------- ----------------- -------------- ---------
AMERICAN CENTURY VP MID CAP VALUE (CONTINUED)
2010  Lowest contract charge 0.90% Class II (n)    $106.06             --                  --             --         6.01%
      Highest contract charge 1.20% Class II (n)   $105.83             --                  --             --         5.79%
      All contract charges                              --              4            $    472           2.34%          --
AXA AGGRESSIVE ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B         $146.13             --                  --             --        13.60%
      Highest contract charge 1.45% Class B        $133.71             --                  --             --        12.51%
      All contract charges                              --          3,104            $418,515           0.89%          --
2011  Lowest contract charge 0.50% Class B         $128.63             --                  --             --        (7.96)%
      Highest contract charge 1.45% Class B        $118.84             --                  --             --        (8.84)%
      All contract charges                              --          2,983            $357,014           1.34%          --
2010  Lowest contract charge 0.50% Class B         $139.76             --                  --             --        12.51%
      Highest contract charge 1.45% Class B        $130.37             --                  --             --        11.44%
      All contract charges                              --          2,731            $357,010           1.71%          --
2009  Lowest contract charge 0.50% Class B         $124.22             --                  --             --        26.65%
      Highest contract charge 1.45% Class B        $116.99             --                  --             --        25.44%
      All contract charges                              --          2,255            $264,074           1.16%          --
2008  Lowest contract charge 0.50% Class B         $ 98.08             --                  --             --       (39.50)%
      Highest contract charge 1.45% Class B        $ 93.26             --                  --             --       (40.08)%
      All contract charges                              --          1,573            $146,691           1.79%          --
AXA BALANCED STRATEGY
      Unit Value 1.10% to 1.25%*
2012  Lowest contract charge 1.10% Class A (m)     $116.35             --                  --             --         7.33%
      Highest contract charge 1.25% Class A (m)    $115.77             --                  --             --         7.17%
      All contract charges                              --              2            $    245           0.89%          --
2011  Lowest contract charge 1.10% Class A (m)     $108.40             --                  --             --        (3.22)%
      Highest contract charge 1.25% Class A (m)    $108.02             --                  --             --        (3.37)%
      All contract charges                              --              5            $    544           1.36%          --
2010  Lowest contract charge 1.10% Class A (m)     $112.01             --                  --             --         9.12%
      Highest contract charge 1.25% Class A (m)    $111.79             --                  --             --         8.96%
      All contract charges                              --              3            $    350           1.92%          --
2009  Lowest contract charge 1.10% Class A (m)     $102.65             --                  --             --         1.93%
      Highest contract charge 1.25% Class A (m)    $102.60             --                  --             --         1.89%
      All contract charges                              --              4            $    394           2.34%          --
AXA BALANCED STRATEGY
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B (v)     $103.82             --                  --             --         5.32%
      Highest contract charge 1.30% Class B (k)    $123.78             --                  --             --         7.12%
      All contract charges                              --            421            $ 51,523           0.89%          --
2011  Lowest contract charge 1.25% Class B (k)     $115.70             --                  --             --        (3.61)%
      Highest contract charge 1.30% Class B (k)    $115.55             --                  --             --        (3.66)%
      All contract charges                              --            290            $ 33,585           1.36%          --
2010  Lowest contract charge 1.25% Class B (k)     $120.03             --                  --             --         8.68%
      Highest contract charge 1.30% Class B (k)    $119.94             --                  --             --         8.62%
      All contract charges                              --            176            $ 21,202           1.92%          --
2009  Lowest contract charge 1.25% Class B (k)     $110.45             --                  --             --        12.64%
      Highest contract charge 1.30% Class B (k)    $110.42             --                  --             --        12.60%
      All contract charges                              --             51            $  5,642           2.34%          --
AXA CONSERVATIVE ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B         $133.63             --                  --             --         4.06%
      Highest contract charge 1.45% Class B        $122.28             --                  --             --         3.06%
      All contract charges                              --          1,025            $124,090           0.85%          --

                                    FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
AXA CONSERVATIVE ALLOCATION (CONTINUED)
2011  Lowest contract charge 0.50% Class B        $128.42             --                  --             --         1.39%
      Highest contract charge 1.45% Class B       $118.65             --                  --             --         0.42%
      All contract charges                             --            988            $116,023           1.76%          --
2010  Lowest contract charge 0.50% Class B        $126.66             --                  --             --         6.73%
      Highest contract charge 1.45% Class B       $118.15             --                  --             --         5.71%
      All contract charges                             --            878            $103,215           2.41%          --
2009  Lowest contract charge 0.50% Class B        $118.67             --                  --             --         9.27%
      Highest contract charge 1.45% Class B       $111.77             --                  --             --         8.24%
      All contract charges                             --            701            $ 78,154           2.54%          --
2008  Lowest contract charge 0.50% Class B        $108.60             --                  --             --       (11.46)%
      Highest contract charge 1.45% Class B       $103.26             --                  --             --       (12.31)%
      All contract charges                             --            539            $ 55,833           4.85%          --
AXA CONSERVATIVE GROWTH STRATEGY
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B (v)    $103.19             --                  --             --         4.35%
      Highest contract charge 1.30% Class B (k)   $121.18             --                  --             --         5.81%
      All contract charges                             --             81            $  9,766           0.92%          --
2011  Lowest contract charge 1.25% Class B (k)    $114.67             --                  --             --        (2.62)%
      Highest contract charge 1.30% Class B (k)   $114.53             --                  --             --        (2.67)%
      All contract charges                             --             52            $  5,951           1.39%          --
2010  Lowest contract charge 1.25% Class B (k)    $117.76             --                  --             --         7.76%
      Highest contract charge 1.30% Class B (k)   $117.67             --                  --             --         7.74%
      All contract charges                             --             31            $  3,722           1.71%          --
2009  Lowest contract charge 1.25% Class B (k)    $109.28             --                  --             --        10.60%
      Highest contract charge 1.30% Class B (k)   $109.22             --                  --             --        10.58%
      All contract charges                             --             10            $  1,140           1.96%          --
AXA CONSERVATIVE STRATEGY
      Unit Value 0.90% to 1.30%*
2012  Lowest contract charge 0.90% Class B (v)    $101.61             --                  --             --         2.14%
      Highest contract charge 1.30% Class B (k)   $101.32             --                  --             --         3.13%
      All contract charges                             --             37            $  4,099           1.00%          --
2011  Lowest contract charge 1.25% Class B (k)    $111.12             --                  --             --        (0.54)%
      Highest contract charge 1.30% Class B (k)   $110.98             --                  --             --        (0.59)%
      All contract charges                             --             25            $  2,768           1.90%          --
2010  Lowest contract charge 1.25% Class B (k)    $111.72             --                  --             --         5.94%
      Highest contract charge 1.30% Class B (k)   $111.64             --                  --             --         5.89%
      All contract charges                             --             13            $  1,475           2.37%          --
2009  Lowest contract charge 1.25% Class B (k)    $105.46             --                  --             --         5.67%
      Highest contract charge 1.30% Class B (k)   $105.43             --                  --             --         5.64%
      All contract charges                             --              3            $    275           2.59%          --
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B        $136.50             --                  --             --         6.83%
      Highest contract charge 1.45% Class B       $124.91             --                  --             --         5.81%
      All contract charges                             --          1,444            $180,296           0.84%          --
2011  Lowest contract charge 0.50% Class B        $127.77             --                  --             --        (1.21)%
      Highest contract charge 1.45% Class B       $118.05             --                  --             --        (2.15)%
      All contract charges                             --          1,358            $160,091           1.58%          --
2010  Lowest contract charge 0.50% Class B        $129.33             --                  --             --         8.52%
      Highest contract charge 1.45% Class B       $120.64             --                  --             --         7.49%
      All contract charges                             --          1,244            $149,815           2.16%          --
2009  Lowest contract charge 0.50% Class B        $119.17             --                  --             --        13.85%
      Highest contract charge 1.45% Class B       $112.23             --                  --             --        12.76%
      All contract charges                             --          1,056            $118,182           2.15%          --

                                    FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
AXA CONSERVATIVE-PLUS ALLOCATION (CONTINUED)
2008  Lowest contract charge 0.50% Class B        $104.67             --                   --            --       (19.83)%
      Highest contract charge 1.45% Class B       $ 99.53             --                   --            --       (20.59)%
      All contract charges                             --            800           $   79,752          3.64%          --
AXA GROWTH STRATEGY
      Unit Value 1.10% to 1.25%*
2012  Lowest contract charge 1.10% Class A (m)    $119.81             --                   --            --         9.99%
      Highest contract charge 1.25% Class A (m)   $119.21             --                   --            --         9.82%
      All contract charges                             --             11           $    1,267          0.73%          --
2011  Lowest contract charge 1.10% Class A (m)    $108.93             --                   --            --        (5.21)%
      Highest contract charge 1.25% Class A (m)   $108.55             --                   --            --        (5.35)%
      All contract charges                             --             11           $    1,177          1.19%          --
2010  Lowest contract charge 1.10% Class A (m)    $114.92             --                   --            --        10.72%
      Highest contract charge 1.25% Class A (m)   $114.69             --                   --            --        10.56%
      All contract charges                             --             13           $    1,535          1.56%          --
2009  Lowest contract charge 1.10% Class A (m)    $103.79             --                   --            --         2.87%
      Highest contract charge 1.25% Class A (m)   $103.74             --                   --            --         2.84%
      All contract charges                             --             14           $    1,474          1.76%          --
AXA MODERATE ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A        $111.06             --                   --            --         8.26%
      Highest contract charge 1.45% Class A       $139.83             --                   --            --         7.22%
      All contract charges                             --         16,009           $1,275,105          0.78%          --
2011  Lowest contract charge 0.50% Class A        $102.59             --                   --            --        (2.64)%
      Highest contract charge 1.45% Class A       $130.42             --                   --            --        (3.56)%
      All contract charges                             --         17,152           $1,263,112          1.69%          --
2010  Lowest contract charge 0.50% Class A        $105.37             --                   --            --         9.63%
      Highest contract charge 1.45% Class A       $135.24             --                   --            --         8.59%
      All contract charges                             --         18,275           $1,387,456          2.37%          --
2009  Lowest contract charge 0.50% Class A        $ 96.11             --                   --            --        16.72%
      Highest contract charge 1.45% Class A       $124.54             --                   --            --        15.60%
      All contract charges                             --         18,864           $1,310,255          1.65%          --
2008  Lowest contract charge 0.50% Class A        $ 82.34             --                   --            --       (24.67)%
      Highest contract charge 1.45% Class A       $107.73             --                   --            --       (25.38)%
      All contract charges                             --         19,014           $1,142,587          3.70%          --
AXA MODERATE ALLOCATION
      Unit Value 0.40% to 1.30%*
2012  Lowest contract charge 0.40% Class B (w)    $102.42             --                   --            --         2.26%
      Highest contract charge 1.30% Class B       $104.38             --                   --            --         7.40%
      All contract charges                             --          2,366           $  307,939          0.78%          --
2011  Lowest contract charge 0.50% Class B        $118.42             --                   --            --        (2.88)%
      Highest contract charge 1.30% Class B       $ 97.19             --                   --            --        (3.65)%
      All contract charges                             --          2,171           $  261,855          1.69%          --
2010  Lowest contract charge 0.50% Class B        $121.93             --                   --            --         9.36%
      Highest contract charge 1.30% Class B       $100.87             --                   --            --         8.50%
      All contract charges                             --          1,923           $  240,775          2.37%          --
2009  Lowest contract charge 0.50% Class B        $111.49             --                   --            --        16.43%
      Highest contract charge 1.30% Class B       $ 92.97             --                   --            --        15.51%
      All contract charges                             --          1,585           $  183,180          1.65%          --
2008  Lowest contract charge 0.50% Class B        $ 95.76             --                   --            --       (24.85)%
      Highest contract charge 1.30% Class B       $ 80.49             --                   --            --       (25.44)%
      All contract charges                             --          1,338           $  136,760          3.70%          --

                                    FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
AXA MODERATE GROWTH STRATEGY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B (v)    $104.44             --                  --             --         6.29%
      Highest contract charge 1.45% Class B (v)   $103.79             --                  --             --         5.70%
      All contract charges                             --             24            $  2,581           1.62%          --
AXA MODERATE-PLUS ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B        $147.66             --                  --             --        10.96%
      Highest contract charge 1.45% Class B       $135.12             --                  --             --         9.91%
      All contract charges                             --          6,573            $890,720           0.81%          --
2011  Lowest contract charge 0.50% Class B        $133.07             --                  --             --        (5.43)%
      Highest contract charge 1.45% Class B       $122.94             --                  --             --        (6.34)%
      All contract charges                             --          6,568            $807,708           1.45%          --
2010  Lowest contract charge 0.50% Class B        $140.71             --                  --             --        11.00%
      Highest contract charge 1.45% Class B       $131.26             --                  --             --         9.94%
      All contract charges                             --          6,277            $822,427           1.82%          --
2009  Lowest contract charge 0.50% Class B        $126.77             --                  --             --        21.35%
      Highest contract charge 1.45% Class B       $119.39             --                  --             --        20.18%
      All contract charges                             --          5,622            $668,768           1.48%          --
2008  Lowest contract charge 0.50% Class B        $104.47             --                  --             --       (32.12)%
      Highest contract charge 1.45% Class B       $ 99.34             --                  --             --       (32.77)%
      All contract charges                             --          4,565            $452,172           2.45%          --
AXA TACTICAL MANAGER 400
      Unit Value 0.40% to 1.34%*
2012  Lowest contract charge 0.40% Class B (w)    $104.96             --                  --             --         4.46%
      Highest contract charge 1.34% Class B (n)   $124.57             --                  --             --        14.91%
      All contract charges                             --             28            $  3,273           0.23%          --
2011  Lowest contract charge 0.70% Class B (n)    $109.35             --                  --             --        (8.86)%
      Highest contract charge 1.34% Class B (n)   $108.41             --                  --             --        (9.45)%
      All contract charges                             --             25            $  2,592           0.05%          --
2010  Lowest contract charge 0.70% Class B (n)    $119.98             --                  --             --        14.37%
      Highest contract charge 1.34% Class B (n)   $119.72             --                  --             --        14.17%
      All contract charges                             --              8            $    954           0.00%          --
AXA TACTICAL MANAGER 500
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Class B (n)    $125.95             --                  --             --        14.01%
      Highest contract charge 1.34% Class B (n)   $124.07             --                  --             --        13.27%
      All contract charges                             --             47            $  5,612           0.66%          --
2011  Lowest contract charge 0.70% Class B (n)    $110.47             --                  --             --        (4.42)%
      Highest contract charge 1.34% Class B (n)   $109.53             --                  --             --        (5.03)%
      All contract charges                             --             35            $  3,721           0.64%          --
2010  Lowest contract charge 0.70% Class B (n)    $115.58             --                  --             --        10.26%
      Highest contract charge 1.34% Class B (n)   $115.33             --                  --             --        10.06%
      All contract charges                             --             10            $  1,215           0.69%          --
AXA TACTICAL MANAGER 2000
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Class B (n)    $126.30             --                  --             --        14.64%
      Highest contract charge 1.34% Class B (n)   $124.41             --                  --             --        13.90%
      All contract charges                             --             16            $  1,867           0.34%          --
2011  Lowest contract charge 0.70% Class B (n)    $110.17             --                  --             --       (11.18)%
      Highest contract charge 1.34% Class B (n)   $109.23             --                  --             --       (11.75)%
      All contract charges                             --             12            $  1,291           0.03%          --
2010  Lowest contract charge 0.70% Class B (n)    $124.04             --                  --             --        17.16%
      Highest contract charge 1.34% Class B (n)   $123.77             --                  --             --        16.95%
      All contract charges                             --              3            $    416           0.08%          --

                                    FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
AXA TACTICAL MANAGER INTERNATIONAL
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Class B (n)    $107.84             --                  --             --        15.77%
      Highest contract charge 1.34% Class B (n)   $106.23             --                  --             --        15.03%
      All contract charges                             --             42            $  4,447           0.66%          --
2011  Lowest contract charge 0.70% Class B (n)    $ 93.15             --                  --             --       (16.64)%
      Highest contract charge 1.34% Class B (n)   $ 92.35             --                  --             --       (17.17)%
      All contract charges                             --             34            $  3,102           2.30%          --
2010  Lowest contract charge 0.70% Class B (n)    $111.74             --                  --             --         6.88%
      Highest contract charge 1.34% Class B (n)   $111.50             --                  --             --         6.68%
      All contract charges                             --              5            $    638           1.76%          --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Class B (v)    $103.63             --                  --             --         6.00%
      Highest contract charge 1.34% Class B (v)   $103.20             --                  --             --         5.62%
      All contract charges                             --             13            $  1,420           0.72%          --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A        $136.80             --                  --             --        15.01%
      Highest contract charge 1.45% Class A       $168.20             --                  --             --        13.91%
      All contract charges                             --          1,112            $259,067           0.21%          --
2011  Lowest contract charge 0.50% Class A        $118.95             --                  --             --        (0.89)%
      Highest contract charge 1.45% Class A       $147.66             --                  --             --        (1.84)%
      All contract charges                             --          1,220            $249,306           0.00%          --
2010  Lowest contract charge 0.50% Class A        $120.02             --                  --             --        32.92%
      Highest contract charge 1.45% Class A       $150.43             --                  --             --        31.64%
      All contract charges                             --          1,331            $276,722           0.05%          --
2009  Lowest contract charge 0.50% Class A        $ 90.30             --                  --             --        35.32%
      Highest contract charge 1.45% Class A       $114.27             --                  --             --        34.04%
      All contract charges                             --          1,403            $221,353           0.15%          --
2008  Lowest contract charge 0.50% Class A        $ 66.73             --                  --             --       (44.79)%
      Highest contract charge 1.45% Class A       $ 85.25             --                  --             --       (45.32)%
      All contract charges                             --          1,444            $169,875           0.01%          --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B        $130.85             --                  --             --        15.00%
      Highest contract charge 1.30% Class B       $128.59             --                  --             --        14.10%
      All contract charges                             --            248            $ 42,946           0.21%          --
2011  Lowest contract charge 0.50% Class B        $113.78             --                  --             --        (1.14)%
      Highest contract charge 1.30% Class B       $112.70             --                  --             --        (1.92)%
      All contract charges                             --            255            $ 39,148           0.00%          --
2010  Lowest contract charge 0.50% Class B        $115.09             --                  --             --        32.58%
      Highest contract charge 1.30% Class B       $114.91             --                  --             --        31.54%
      All contract charges                             --            280            $ 44,323           0.05%          --
2009  Lowest contract charge 0.50% Class B        $ 86.81             --                  --             --        35.01%
      Highest contract charge 1.30% Class B       $ 87.36             --                  --             --        33.93%
      All contract charges                             --            301            $ 36,400           0.15%          --
2008  Lowest contract charge 0.50% Class B        $ 64.30             --                  --             --       (44.93)%
      Highest contract charge 1.30% Class B       $ 65.23             --                  --             --       (45.37)%
      All contract charges                             --            318            $ 29,108           0.01%          --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B        $107.84             --                  --             --        16.24%
      Highest contract charge 1.45% Class B       $101.50             --                  --             --        15.13%
      All contract charges                             --            148            $ 15,132           0.72%          --

                                    FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE (CONTINUED)
2011  Lowest contract charge 0.50% Class B       $ 92.77             --                  --             --       (10.03)%
      Highest contract charge 1.45% Class B      $ 88.16             --                  --             --       (10.89)%
      All contract charges                            --            156            $ 13,851           0.14%          --
2010  Lowest contract charge 0.50% Class B       $103.11             --                  --             --        23.65%
      Highest contract charge 1.45% Class B      $ 98.93             --                  --             --        22.47%
      All contract charges                            --            156            $ 15,611           0.19%          --
2009  Lowest contract charge 0.50% Class B       $ 83.39             --                  --             --        27.59%
      Highest contract charge 1.45% Class B      $ 80.78             --                  --             --        26.36%
      All contract charges                            --            144            $ 11,627           1.05%          --
2008  Lowest contract charge 0.50% Class B       $ 65.36             --                  --             --       (33.74)%
      Highest contract charge 1.45% Class B      $ 63.93             --                  --             --       (34.37)%
      All contract charges                            --            118            $  7,589           1.02%          --
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $157.69             --                  --             --        13.06%
      Highest contract charge 1.45% Class B      $174.05             --                  --             --        11.99%
      All contract charges                            --          2,239            $456,812           1.59%          --
2011  Lowest contract charge 0.50% Class B       $139.47             --                  --             --        (3.59)%
      Highest contract charge 1.45% Class B      $155.42             --                  --             --        (4.51)%
      All contract charges                            --          2,193            $402,728           1.27%          --
2010  Lowest contract charge 0.50% Class B       $144.66             --                  --             --        11.72%
      Highest contract charge 1.45% Class B      $162.76             --                  --             --        10.66%
      All contract charges                            --          2,041            $397,717           1.33%          --
2009  Lowest contract charge 0.50% Class B       $129.48             --                  --             --        29.64%
      Highest contract charge 1.45% Class B      $147.09             --                  --             --        28.40%
      All contract charges                            --          1,845            $328,742           2.77%          --
2008  Lowest contract charge 0.50% Class B       $ 99.88             --                  --             --       (36.88)%
      Highest contract charge 1.45% Class B      $114.56             --                  --             --       (37.48)%
      All contract charges                            --          1,678            $235,310           1.69%          --
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $134.67             --                  --             --        17.15%
      Highest contract charge 1.45% Class B      $124.45             --                  --             --        16.02%
      All contract charges                            --            564            $ 70,741           2.09%          --
2011  Lowest contract charge 0.50% Class B       $114.96             --                  --             --        (0.90)%
      Highest contract charge 1.45% Class B      $107.27             --                  --             --        (1.84)%
      All contract charges                            --            516            $ 55,550           1.86%          --
2010  Lowest contract charge 0.50% Class B       $116.00             --                  --             --        15.13%
      Highest contract charge 1.45% Class B      $109.28             --                  --             --        14.03%
      All contract charges                            --            528            $ 57,712           2.42%          --
2009  Lowest contract charge 0.50% Class B       $100.76             --                  --             --        10.99%
      Highest contract charge 1.45% Class B      $ 95.83             --                  --             --         9.92%
      All contract charges                            --            524            $ 50,322           2.62%          --
2008  Lowest contract charge 0.50% Class B       $ 90.78             --                  --             --       (32.64)%
      Highest contract charge 1.45% Class B      $ 87.18             --                  --             --       (33.28)%
      All contract charges                            --            487            $ 42,542           2.38%          --
EQ/CALVERT SOCIALLY RESPONSIBLE
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $101.42             --                  --             --         1.04%
      Highest contract charge 1.45% Class B      $112.76             --                  --             --        15.05%
      All contract charges                            --            301            $ 26,789           1.00%          --
2011  Lowest contract charge 0.50% Class B       $ 75.24             --                  --             --        (0.24)%
      Highest contract charge 1.35% Class B      $ 76.58             --                  --             --        (1.07)%
      All contract charges                            --            304            $ 23,549           0.38%          --

                                    FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/CALVERT SOCIALLY RESPONSIBLE (CONTINUED)
2010  Lowest contract charge 0.50% Class B       $ 75.42             --                   --            --        11.96%
      Highest contract charge 1.45% Class B      $ 99.18             --                   --            --        10.89%
      All contract charges                            --            283           $   22,061          0.05%          --
2009  Lowest contract charge 0.50% Class B       $ 67.36             --                   --            --        30.24%
      Highest contract charge 1.45% Class B      $ 89.44             --                   --            --        28.99%
      All contract charges                            --            267           $   18,810          0.26%          --
2008  Lowest contract charge 0.50% Class B       $ 51.72             --                   --            --       (45.50)%
      Highest contract charge 1.45% Class B      $ 69.34             --                   --            --       (46.02)%
      All contract charges                            --            235           $   12,828          0.29%          --
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class B       $150.90             --                   --            --        16.59%
      Highest contract charge 1.45% Class B      $136.36             --                   --            --        15.71%
      All contract charges                            --          1,220              166,755          0.91%          --
2011  Lowest contract charge 0.70% Class B       $129.43             --                   --            --         3.27%
      Highest contract charge 1.45% Class B      $117.85             --                   --            --         2.50%
      All contract charges                            --          1,313           $  155,656          0.71%          --
2010  Lowest contract charge 0.50% Class B       $114.78             --                   --            --        15.22%
      Highest contract charge 1.45% Class B      $114.98             --                   --            --        14.12%
      All contract charges                            --          1,454           $  168,794          0.74%          --
2009  Lowest contract charge 0.50% Class B       $ 99.62             --                   --            --        30.80%
      Highest contract charge 1.45% Class B      $100.76             --                   --            --        29.56%
      All contract charges                            --          1,584           $  161,230          1.16%          --
2008  Lowest contract charge 0.50% Class B       $ 76.16             --                   --            --       (39.97)%
      Highest contract charge 1.45% Class B      $ 77.77             --                   --            --       (40.54)%
      All contract charges                            --          1,706           $  134,398          0.92%          --
EQ/COMMON STOCK INDEX (G)
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A       $102.86             --                   --            --        15.02%
      Highest contract charge 1.45% Class A      $109.28             --                   --            --        13.92%
      All contract charges                            --          5,579           $1,869,594          1.54%          --
2011  Lowest contract charge 0.50% Class A       $ 89.43             --                   --            --         0.28%
      Highest contract charge 1.45% Class A      $ 95.93             --                   --            --        (0.68)%
      All contract charges                            --          6,234           $1,826,842          1.45%          --
2010  Lowest contract charge 0.50% Class A       $ 89.18             --                   --            --        15.58%
      Highest contract charge 1.49% Class A      $311.66             --                   --            --        14.67%
      All contract charges                            --          6,983           $2,055,925          1.50%          --
2009  Lowest contract charge 0.50% Class A       $ 77.16             --                   --            --        28.00%
      Highest contract charge 1.49% Class A      $271.80             --                   --            --        27.02%
      All contract charges                            --          7,732           $1,984,969          2.01%          --
2008  Lowest contract charge 0.50% Class A       $ 60.28             --                   --            --       (43.94)%
      Highest contract charge 1.49% Class A      $213.98             --                   --            --       (44.31)%
      All contract charges                            --          8,404           $1,696,532          1.74%          --
EQ/COMMON STOCK INDEX (G)
      Unit Value 0.40% to 1.30%*
2012  Lowest contract charge 0.40% Class B (w)   $101.97             --                   --            --         1.74%
      Highest contract charge 1.30% Class B      $ 96.68             --                   --            --        14.12%
      All contract charges                            --            895           $   93,945          1.54%          --
2011  Lowest contract charge 0.50% Class B       $ 86.56             --                   --            --         0.03%
      Highest contract charge 1.30% Class B      $ 84.72             --                   --            --        (0.76)%
      All contract charges                            --            981           $   90,393          1.45%          --
2010  Lowest contract charge 0.50% Class B       $ 86.53             --                   --            --        15.30%
      Highest contract charge 1.30% Class B      $ 85.37             --                   --            --        14.38%
      All contract charges                            --          1,085           $  100,911          1.50%          --

                                    FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/COMMON STOCK INDEX (G) (CONTINUED)
2009  Lowest contract charge 0.50% Class B       $ 75.05             --                  --             --        27.68%
      Highest contract charge 1.30% Class B      $ 74.64             --                  --             --        26.68%
      All contract charges                            --          1,189            $ 96,715           2.01%          --
2008  Lowest contract charge 0.50% Class B       $ 58.78             --                  --             --       (44.08)%
      Highest contract charge 1.30% Class B      $ 58.92             --                  --             --       (44.52)%
      All contract charges                            --          1,286            $ 82,770           1.74%          --
EQ/CORE BOND INDEX (J)
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $101.06             --                  --             --         1.02%
      Highest contract charge 1.45% Class B      $116.57             --                  --             --         1.66%
      All contract charges                            --          1,022            $120,948           1.43%          --
2011  Lowest contract charge 0.50% Class B       $126.30             --                  --             --         4.28%
      Highest contract charge 1.45% Class B      $114.67             --                  --             --         3.29%
      All contract charges                            --          1,056            $122,833           1.85%          --
2010  Lowest contract charge 0.50% Class B       $121.12             --                  --             --         5.25%
      Highest contract charge 1.45% Class B      $111.02             --                  --             --         4.25%
      All contract charges                            --          1,128            $127,022           2.18%          --
2009  Lowest contract charge 0.50% Class B       $115.08             --                  --             --         2.18%
      Highest contract charge 1.45% Class B      $106.50             --                  --             --         1.20%
      All contract charges                            --          1,163            $125,579           2.75%          --
2008  Lowest contract charge 0.50% Class B       $112.63             --                  --             --        (9.40)%
      Highest contract charge 1.45% Class B      $105.24             --                  --             --       (10.26)%
      All contract charges                            --            993            $105,935           4.16%          --
EQ/DAVIS NEW YORK VENTURE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $ 91.42             --                  --             --        11.37%
      Highest contract charge 1.45% Class B      $ 86.61             --                  --             --        10.29%
      All contract charges                            --            301            $ 26,650           0.86%          --
2011  Lowest contract charge 0.50% Class B       $ 82.09             --                  --             --        (5.13)%
      Highest contract charge 1.45% Class B      $ 78.53             --                  --             --        (6.03)%
      All contract charges                            --            322            $ 25,523           0.30%          --
2010  Lowest contract charge 0.50% Class B       $ 86.53             --                  --             --        11.19%
      Highest contract charge 1.45% Class B      $ 83.57             --                  --             --        10.14%
      All contract charges                            --            332            $ 28,092           0.85%          --
2009  Lowest contract charge 0.50% Class B       $ 77.82             --                  --             --        32.01%
      Highest contract charge 1.45% Class B      $ 75.88             --                  --             --        30.76%
      All contract charges                            --            281            $ 21,535           1.99%          --
2008  Lowest contract charge 0.50% Class B       $ 58.95             --                  --             --       (39.51)%
      Highest contract charge 1.45% Class B      $ 58.03             --                  --             --       (40.09)%
      All contract charges                            --            187            $ 10,886           0.78%          --
EQ/EQUITY 500 INDEX
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A       $112.35             --                  --             --        14.65%
      Highest contract charge 1.45% Class A      $120.89             --                  --             --        13.57%
      All contract charges                            --          2,282            $715,915           1.69%          --
2011  Lowest contract charge 0.50% Class A       $ 97.99             --                  --             --         1.26%
      Highest contract charge 1.45% Class A      $106.45             --                  --             --         0.29%
      All contract charges                            --          2,408            $665,749           1.68%          --
2010  Lowest contract charge 0.50% Class A       $ 96.77             --                  --             --        14.09%
      Highest contract charge 1.45% Class A      $106.14             --                  --             --        13.00%
      All contract charges                            --          2,548            $703,946           1.65%          --
2009  Lowest contract charge 0.50% Class A       $ 84.82             --                  --             --        25.55%
      Highest contract charge 1.45% Class A      $ 93.93             --                  --             --        24.34%
      All contract charges                            --          2,660            $651,857           2.22%          --

                                    FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/EQUITY 500 INDEX (CONTINUED)
2008  Lowest contract charge 0.50% Class A       $ 67.56             --                  --             --       (37.48)%
      Highest contract charge 1.45% Class A      $ 75.54             --                  --             --       (38.07)%
      All contract charges                            --          2,707            $534,905           1.87%          --
EQ/EQUITY 500 INDEX
      Unit Value 0.40% to 1.30%*
2012  Lowest contract charge 0.40% Class B (w)   $101.23             --                  --             --         1.05%
      Highest contract charge 1.30% Class B      $105.59             --                  --             --        13.75%
      All contract charges                            --            986            $112,301           1.69%          --
2011  Lowest contract charge 0.50% Class B       $ 96.88             --                  --             --         1.01%
      Highest contract charge 1.30% Class B      $ 92.83             --                  --             --         0.21%
      All contract charges                            --            937            $ 94,390           1.68%          --
2010  Lowest contract charge 0.50% Class B       $ 95.91             --                  --             --        13.80%
      Highest contract charge 1.30% Class B      $ 92.64             --                  --             --        12.91%
      All contract charges                            --            909              91,565           1.65%          --
2009  Lowest contract charge 0.50% Class B       $ 84.28             --                  --             --        25.25%
      Highest contract charge 1.30% Class B      $ 82.05             --                  --             --        24.24%
      All contract charges                            --            891            $ 79,695           2.22%          --
2008  Lowest contract charge 0.50% Class B       $ 67.29             --                  --             --       (37.64)%
      Highest contract charge 1.30% Class B      $ 66.04             --                  --             --       (38.13)%
      All contract charges                            --            852            $ 61,956           1.87%          --
EQ/EQUITY GROWTH PLUS
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $167.46             --                  --             --        13.67%
      Highest contract charge 1.45% Class B      $150.33             --                  --             --        12.58%
      All contract charges                            --          2,100            $320,204           0.61%          --
2011  Lowest contract charge 0.50% Class B       $147.32             --                  --             --        (6.66)%
      Highest contract charge 1.45% Class B      $133.53             --                  --             --        (7.55)%
      All contract charges                            --          2,304            $311,114           0.26%          --
2010  Lowest contract charge 0.50% Class B       $157.83             --                  --             --        14.68%
      Highest contract charge 1.45% Class B      $144.44             --                  --             --        13.59%
      All contract charges                            --          2,551            $371,771           0.29%          --
2009  Lowest contract charge 0.50% Class B       $137.63             --                  --             --        27.18%
      Highest contract charge 1.45% Class B      $127.16             --                  --             --        25.96%
      All contract charges                            --          2,765            $354,268           0.90%          --
2008  Lowest contract charge 0.50% Class B       $108.22             --                  --             --       (40.59)%
      Highest contract charge 1.45% Class B      $100.95             --                  --             --       (41.16)%
      All contract charges                            --          2,670            $271,576           0.99%          --
EQ/FRANKLIN CORE BALANCED
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $102.12             --                  --             --         2.16%
      Highest contract charge 1.45% Class B      $107.49             --                  --             --         9.61%
      All contract charges                            --            669            $ 72,627           3.08%          --
2011  Lowest contract charge 0.50% Class B       $103.19             --                  --             --        (0.42)%
      Highest contract charge 1.45% Class B      $ 98.07             --                  --             --        (1.37)%
      All contract charges                            --            717            $ 70,812           3.23%          --
2010  Lowest contract charge 0.50% Class B       $103.63             --                  --             --        10.75%
      Highest contract charge 1.45% Class B      $ 99.43             --                  --             --         9.68%
      All contract charges                            --            785            $ 78,731           3.04%          --
2009  Lowest contract charge 0.50% Class B       $ 93.57             --                  --             --        29.87%
      Highest contract charge 1.45% Class B      $ 90.65             --                  --             --        28.64%
      All contract charges                            --            850            $ 77,384           5.79%          --
2008  Lowest contract charge 0.50% Class B       $ 72.05             --                  --             --       (32.14)%
      Highest contract charge 1.45% Class B      $ 70.47             --                  --             --       (32.79)%
      All contract charges                            --            845            $ 59,776           6.17%          --

                                    FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 0.50% to 1.34%*
2012  Lowest contract charge 0.50% Class B       $ 91.54             --                  --             --        14.14%
      Highest contract charge 1.34% Class B      $ 87.28             --                  --             --        13.19%
      All contract charges                            --            589            $ 51,679           1.81%          --
2011  Lowest contract charge 0.50% Class B       $ 80.20             --                  --             --        (4.92)%
      Highest contract charge 1.34% Class B      $ 77.11             --                  --             --        (5.72)%
      All contract charges                            --            598            $ 46,424           1.83%          --
2010  Lowest contract charge 0.50% Class B       $ 84.35             --                  --             --         9.84%
      Highest contract charge 1.45% Class B      $ 81.46             --                  --             --         8.79%
      All contract charges                            --            593            $ 48,725           2.10%          --
2009  Lowest contract charge 0.50% Class B       $ 76.79             --                  --             --        27.81%
      Highest contract charge 1.45% Class B      $ 74.88             --                  --             --        26.59%
      All contract charges                            --            562            $ 42,403           2.59%          --
2008  Lowest contract charge 0.50% Class B       $ 60.08             --                  --             --       (37.20)%
      Highest contract charge 1.45% Class B      $ 59.15             --                  --             --       (37.80)%
      All contract charges                            --            501            $ 29,735           4.75%          --
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $139.10             --                  --             --         4.72%
      Highest contract charge 1.45% Class B      $129.24             --                  --             --         3.72%
      All contract charges                            --            150            $ 19,467           0.00%          --
2011  Lowest contract charge 0.50% Class B       $132.83             --                  --             --         0.84%
      Highest contract charge 1.45% Class B      $124.60             --                  --             --        (0.12)%
      All contract charges                            --            159            $ 19,826           0.18%          --
2010  Lowest contract charge 0.50% Class B       $131.72             --                  --             --         9.08%
      Highest contract charge 1.45% Class B      $124.75             --                  --             --         8.04%
      All contract charges                            --            151            $ 18,664           0.00%          --
2009  Lowest contract charge 0.50% Class B       $120.76             --                  --             --        16.04%
      Highest contract charge 1.45% Class B      $115.47             --                  --             --        14.93%
      All contract charges                            --            120            $ 13,875             --           --
2008  Lowest contract charge 0.50% Class B       $104.07             --                  --             --       (14.25)%
      Highest contract charge 1.45% Class B      $100.47             --                  --             --       (15.07)%
      All contract charges                            --            115            $ 11,611           0.51%          --
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $107.99             --                  --             --         7.26%
      Highest contract charge 1.45% Class B      $201.92             --                  --             --        16.14%
      All contract charges                            --          2,285            $456,724           1.31%          --
2011  Lowest contract charge 0.50% Class B       $186.34             --                  --             --        (3.97)%
      Highest contract charge 1.45% Class B      $173.86             --                  --             --        (4.89)%
      All contract charges                            --          2,138            $367,988           0.08%          --
2010  Lowest contract charge 0.50% Class B       $194.05             --                  --             --        31.98%
      Highest contract charge 1.45% Class B      $182.80             --                  --             --        30.72%
      All contract charges                            --          1,887            $341,922           0.39%          --
2009  Lowest contract charge 0.50% Class B       $147.03             --                  --             --        40.75%
      Highest contract charge 1.45% Class B      $139.84             --                  --             --        39.39%
      All contract charges                            --          1,474            $205,125           0.47%          --
2008  Lowest contract charge 0.50% Class B       $104.46             --                  --             --       (31.01)%
      Highest contract charge 1.45% Class B      $100.32             --                  --             --       (31.66)%
      All contract charges                            --          1,113            $111,588           0.62%          --
EQ/GLOBAL BOND PLUS
      Unit Value 0.50% to 1.45%
2012  Lowest contract charge 0.50% Class B       $133.27             --                  --             --         3.20%
      Highest contract charge 1.45% Class B      $124.33             --                  --             --         2.21%
      All contract charges                            --            684            $ 86,443           1.44%          --

                                    FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                               UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ------------------- ----------------- -------------- ---------
EQ/GLOBAL BOND PLUS (CONTINUED)
2011  Lowest contract charge 0.50% Class B    $129.14             --                  --             --         3.88%
      Highest contract charge 1.45% Class B   $121.64             --                  --             --         2.89%
      All contract charges                         --            678            $ 83,622           3.45%          --
2010  Lowest contract charge 0.50% Class B    $124.32             --                  --             --         5.78%
      Highest contract charge 1.45% Class B   $118.22             --                  --             --         4.76%
      All contract charges                         --            613            $ 73,535           2.99%          --
2009  Lowest contract charge 0.50% Class B    $117.53             --                  --             --         1.46%
      Highest contract charge 1.45% Class B   $112.85             --                  --             --         0.49%
      All contract charges                         --            507            $ 57,768           0.80%          --
2008  Lowest contract charge 0.50% Class B    $115.84             --                  --             --         5.94%
      Highest contract charge 1.45% Class B   $112.30             --                  --             --         4.94%
      All contract charges                         --            483            $ 54,607          19.47%          --
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $244.94             --                  --             --        16.39%
      Highest contract charge 1.45% Class B   $253.40             --                  --             --        15.28%
      All contract charges                         --          2,004             382,122           1.42%          --
2011  Lowest contract charge 0.50% Class B    $210.44             --                  --             --       (12.75)%
      Highest contract charge 1.45% Class B   $219.81             --                  --             --       (13.59)%
      All contract charges                         --          2,138            $354,891           1.73%          --
2010  Lowest contract charge 0.50% Class B    $241.20             --                  --             --        10.90%
      Highest contract charge 1.45% Class B   $254.37             --                  --             --         9.84%
      All contract charges                         --          2,335            $448,383           1.13%          --
2009  Lowest contract charge 0.50% Class B    $217.50             --                  --             --        49.31%
      Highest contract charge 1.45% Class B   $231.58             --                  --             --        47.89%
      All contract charges                         --          2,370            $413,743           1.34%          --
2008  Lowest contract charge 0.50% Class B    $145.67             --                  --             --       (57.56)%
      Highest contract charge 1.45% Class B   $156.59             --                  --             --       (57.97)%
      All contract charges                         --          2,129            $253,220           0.14%          --
EQ/INTERMEDIATE GOVERNMENT BOND
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class A    $167.79             --                  --             --         0.27%
      Highest contract charge 1.45% Class A   $144.47             --                  --             --        (0.49)%
      All contract charges                         --            374            $ 64,905           0.24%          --
2011  Lowest contract charge 0.70% Class A    $167.34             --                  --             --         4.82%
      Highest contract charge 1.45% Class A   $145.18             --                  --             --         4.03%
      All contract charges                         --            406            $ 71,034           0.59%          --
2010  Lowest contract charge 0.50% Class A    $112.11             --                  --             --         3.96%
      Highest contract charge 1.45% Class A   $139.56             --                  --             --         2.96%
      All contract charges                         --            441            $ 74,135           1.34%          --
2009  Lowest contract charge 0.50% Class A    $107.84             --                  --             --        (2.52)%
      Highest contract charge 1.45% Class A   $135.54             --                  --             --        (3.45)%
      All contract charges                         --            480            $ 78,061           1.17%          --
2008  Lowest contract charge 0.50% Class A    $110.63             --                  --             --         3.33%
      Highest contract charge 1.45% Class A   $140.38             --                  --             --         2.35%
      All contract charges                         --            531            $ 89,495           3.33%          --
EQ/INTERMEDIATE GOVERNMENT BOND
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B    $149.03             --                  --             --         0.47%
      Highest contract charge 1.30% Class B   $111.19             --                  --             --        (0.32)%
      All contract charges                         --            161            $ 22,012           0.24%          --
2011  Lowest contract charge 0.90% Class B    $151.15             --                  --             --         4.35%
      Highest contract charge 1.30% Class B   $111.55             --                  --             --         3.94%
      All contract charges                         --            176            $ 24,234           0.59%          --

                                    FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                               UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ------------------- ----------------- -------------- ---------
EQ/INTERMEDIATE GOVERNMENT BOND (CONTINUED)
2010  Lowest contract charge 0.50% Class B    $141.57             --                  --             --         3.70%
      Highest contract charge 1.30% Class B   $107.32             --                  --             --         2.87%
      All contract charges                         --            177            $ 23,904           1.34%          --
2009  Lowest contract charge 0.50% Class B    $136.52             --                  --             --        (2.76)%
      Highest contract charge 1.30% Class B   $104.32             --                  --             --        (3.52)%
      All contract charges                         --            189            $ 25,089           1.17%          --
2008  Lowest contract charge 0.50% Class B    $140.40             --                  --             --         3.08%
      Highest contract charge 1.30% Class B   $108.13             --                  --             --         2.26%
      All contract charges                         --            220            $ 30,638           3.33%          --
EQ/INTERNATIONAL CORE PLUS
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $111.98             --                  --             --        15.73%
      Highest contract charge 1.45% Class B   $138.21             --                  --             --        14.62%
      All contract charges                         --          1,125            $127,018           1.47%          --
2011  Lowest contract charge 0.50% Class B    $ 96.76             --                  --             --       (17.35)%
      Highest contract charge 1.45% Class B   $120.58             --                  --             --       (18.13)%
      All contract charges                         --          1,229            $119,909           2.76%          --
2010  Lowest contract charge 0.50% Class B    $117.07             --                  --             --         8.68%
      Highest contract charge 1.45% Class B   $147.29             --                  --             --         7.64%
      All contract charges                         --          1,247            $148,586           1.90%          --
2009  Lowest contract charge 0.50% Class B    $107.72             --                  --             --        34.65%
      Highest contract charge 1.45% Class B   $136.84             --                  --             --        33.37%
      All contract charges                         --          1,120            $124,727           3.37%          --
2008  Lowest contract charge 0.50% Class B    $ 80.00             --                  --             --       (45.13)%
      Highest contract charge 1.45% Class B   $102.60             --                  --             --       (45.66)%
      All contract charges                         --            889            $ 75,314           1.61%          --
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A    $ 78.26             --                  --             --        15.68%
      Highest contract charge 1.45% Class A   $ 97.62             --                  --             --        14.58%
      All contract charges                         --          2,926            $367,081           2.99%          --
2011  Lowest contract charge 0.50% Class A    $ 67.65             --                  --             --       (12.42)%
      Highest contract charge 1.45% Class A   $ 85.20             --                  --             --       (13.26)%
      All contract charges                         --          3,187            $348,671           2.95%          --
2010  Lowest contract charge 0.50% Class A    $ 77.24             --                  --             --         4.95%
      Highest contract charge 1.45% Class A   $ 98.22             --                  --             --         3.96%
      All contract charges                         --          3,485            $439,022           2.46%          --
2009  Lowest contract charge 0.50% Class A    $ 73.60             --                  --             --        26.79%
      Highest contract charge 1.45% Class A   $ 94.48             --                  --             --        25.55%
      All contract charges                         --          3,794            $458,941           2.69%          --
2008  Lowest contract charge 0.50% Class A    $ 58.05             --                  --             --       (50.85)%
      Highest contract charge 1.45% Class A   $ 75.25             --                  --             --       (51.31)%
      All contract charges                         --          3,962            $381,162           2.82%          --
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B    $102.38             --                  --             --        15.68%
      Highest contract charge 1.30% Class B   $ 73.56             --                  --             --        14.78%
      All contract charges                         --            456            $ 42,914           2.99%          --
2011  Lowest contract charge 0.50% Class B    $ 88.50             --                  --             --       (12.64)%
      Highest contract charge 1.30% Class B   $ 64.09             --                  --             --       (13.33)%
      All contract charges                         --            537            $ 44,371           2.95%          --
2010  Lowest contract charge 0.50% Class B    $101.30             --                  --             --         4.69%
      Highest contract charge 1.30% Class B   $ 73.95             --                  --             --         3.86%
      All contract charges                         --            614              58,834           2.46%          --

                                    FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/INTERNATIONAL EQUITY INDEX (CONTINUED)
2009  Lowest contract charge 0.50% Class B       $ 96.76             --                  --             --        26.47%
      Highest contract charge 1.30% Class B      $ 71.20             --                  --             --        25.46%
      All contract charges                            --            676            $ 62,696           2.69%          --
2008  Lowest contract charge 0.50% Class B       $ 76.51             --                  --             --       (50.97)%
      Highest contract charge 1.30% Class B      $ 56.75             --                  --             --       (51.35)%
      All contract charges                            --            744            $ 55,667           2.82%          --
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $109.45             --                  --             --         9.20%
      Highest contract charge 1.45% Class B      $131.98             --                  --             --        15.76%
      All contract charges                            --          1,740            $211,658           1.81%          --
2011  Lowest contract charge 0.50% Class B       $ 94.32             --                  --             --       (16.58)%
      Highest contract charge 1.45% Class B      $114.01             --                  --             --       (17.38)%
      All contract charges                            --          1,878            $198,047           1.92%          --
2010  Lowest contract charge 0.50% Class B       $113.07             --                  --             --         5.54%
      Highest contract charge 1.45% Class B      $138.00             --                  --             --         4.54%
      All contract charges                            --          2,043            $260,491           0.77%          --
2009  Lowest contract charge 0.50% Class B       $107.14             --                  --             --        29.60%
      Highest contract charge 1.45% Class B      $132.01             --                  --             --        28.35%
      All contract charges                            --          2,074            $252,937           2.12%          --
2008  Lowest contract charge 0.50% Class B       $ 82.67             --                  --             --       (43.28)%
      Highest contract charge 1.45% Class B      $102.85             --                  --             --       (43.82)%
      All contract charges                            --          2,004            $190,748           2.24%          --
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class B       $125.53             --                  --             --        15.24%
      Highest contract charge 1.45% Class B      $111.30             --                  --             --        14.36%
      All contract charges                            --            334            $ 45,422           0.96%          --
2011  Lowest contract charge 0.70% Class B       $108.93             --                  --             --        (5.89)%
      Highest contract charge 1.45% Class B      $ 97.32             --                  --             --        (6.60)%
      All contract charges                            --            360            $ 43,245           1.04%          --
2010  Lowest contract charge 0.50% Class B       $116.66             --                  --             --        11.76%
      Highest contract charge 1.45% Class B      $104.20             --                  --             --        10.70%
      All contract charges                            --            384            $ 49,132           1.33%          --
2009  Lowest contract charge 0.50% Class B       $104.38             --                  --             --        31.64%
      Highest contract charge 1.45% Class B      $ 94.13             --                  --             --        30.39%
      All contract charges                            --            376            $ 43,960           1.50%          --
2008  Lowest contract charge 0.50% Class B       $ 79.29             --                  --             --       (40.07)%
      Highest contract charge 1.45% Class B      $ 72.19             --                  --             --       (40.65)%
      All contract charges                            --            380            $ 34,198           1.82%          --
EQ/LARGE CAP CORE PLUS
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $103.69             --                  --             --        14.41%
      Highest contract charge 1.45% Class B      $ 96.91             --                  --             --        13.32%
      All contract charges                            --            136            $ 13,441           1.09%          --
2011  Lowest contract charge 0.50% Class B       $ 90.63             --                  --             --        (4.71)%
      Highest contract charge 1.45% Class B      $ 85.52             --                  --             --        (5.63)%
      All contract charges                            --            157            $ 13,764           1.03%          --
2010  Lowest contract charge 0.50% Class B       $ 95.11             --                  --             --        13.61%
      Highest contract charge 1.45% Class B      $ 90.62             --                  --             --        12.53%
      All contract charges                            --            173            $ 16,084           1.05%          --
2009  Lowest contract charge 0.50% Class B       $ 83.72             --                  --             --        25.88%
      Highest contract charge 1.45% Class B      $ 80.53             --                  --             --        24.68%
      All contract charges                            --            163            $ 13,328           4.70%          --

                                    FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                               UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ------------------- ----------------- -------------- ---------
EQ/LARGE CAP CORE PLUS (CONTINUED)
2008  Lowest contract charge 0.50% Class B    $ 66.51             --                  --             --       (37.71)%
      Highest contract charge 1.45% Class B   $ 64.59             --                  --             --       (38.32)%
      All contract charges                         --            150            $  9,852           0.37%          --
EQ/LARGE CAP GROWTH INDEX
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $ 86.48             --                  --             --        14.15%
      Highest contract charge 1.45% Class B   $ 84.50             --                  --             --        13.06%
      All contract charges                         --          1,516            $131,427           1.24%          --
2011  Lowest contract charge 0.50% Class B    $ 75.76             --                  --             --         1.84%
      Highest contract charge 1.45% Class B   $ 74.74             --                  --             --         0.88%
      All contract charges                         --          1,553            $118,553           0.88%          --
2010  Lowest contract charge 0.50% Class B    $ 74.39             --                  --             --        15.37%
      Highest contract charge 1.45% Class B   $ 74.09             --                  --             --        14.27%
      All contract charges                         --          1,628            $123,033           0.96%          --
2009  Lowest contract charge 0.50% Class B    $ 64.48             --                  --             --        35.52%
      Highest contract charge 1.45% Class B   $ 64.84             --                  --             --        34.24%
      All contract charges                         --          1,755            $115,833           2.19%          --
2008  Lowest contract charge 0.50% Class B    $ 47.58             --                  --             --       (36.59)%
      Highest contract charge 1.45% Class B   $ 48.30             --                  --             --       (37.20)%
      All contract charges                         --          1,741            $ 85,377           0.14%          --
EQ/LARGE CAP GROWTH PLUS (R)
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $ 70.75             --                  --             --        13.16%
      Highest contract charge 1.45% Class B   $106.36             --                  --             --        12.09%
      All contract charges                         --          1,473            $230,620           0.57%          --
2011  Lowest contract charge 0.50% Class B    $ 62.52             --                  --             --        (4.14)%
      Highest contract charge 1.45% Class B   $ 94.89             --                  --             --        (5.05)%
      All contract charges                         --          1,612            $225,271           0.40%          --
2010  Lowest contract charge 0.50% Class B    $ 65.22             --                  --             --        13.88%
      Highest contract charge 1.45% Class B   $ 99.94             --                  --             --        12.80%
      All contract charges                         --          1,626            $240,110           0.37%          --
2009  Lowest contract charge 0.50% Class B    $ 57.27             --                  --             --        34.18%
      Highest contract charge 1.45% Class B   $ 88.60             --                  --             --        32.89%
      All contract charges                         --          1,746            $229,113           1.30%          --
2008  Lowest contract charge 0.50% Class B    $ 42.68             --                  --             --       (38.55)%
      Highest contract charge 1.45% Class B   $ 66.67             --                  --             --       (39.13)%
      All contract charges                         --          1,840            $181,508           0.11%          --
EQ/LARGE CAP VALUE INDEX (S)
      Unit Value 0.70% to 1.45%
2012  Lowest contract charge 0.70% Class B    $ 70.06             --                  --             --        15.78%
      Highest contract charge 1.45% Class B   $ 66.32             --                  --             --        14.90%
      All contract charges                         --            603            $ 40,229           2.04%          --
2011  Lowest contract charge 0.70% Class B    $ 60.51             --                  --             --        (1.03)%
      Highest contract charge 1.45% Class B   $ 57.72             --                  --             --        (1.77)%
      All contract charges                         --            616            $ 35,596           1.82%          --
2010  Lowest contract charge 0.50% Class B    $ 61.79             --                  --             --        14.04%
      Highest contract charge 1.45% Class B   $ 58.76             --                  --             --        12.97%
      All contract charges                         --            276            $ 16,209           1.51%          --
2009  Lowest contract charge 0.50% Class B    $ 54.18             --                  --             --        18.56%
      Highest contract charge 1.45% Class B   $ 52.01             --                  --             --        17.40%
      All contract charges                         --            268            $ 14,005          10.00%          --
2008  Lowest contract charge 0.50% Class B    $ 45.70             --                  --             --       (56.92)%
      Highest contract charge 1.45% Class B   $ 44.30             --                  --             --       (57.33)%
      All contract charges                         --            198            $  8,765           1.43%          --

                                    FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/LARGE CAP VALUE PLUS
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A       $129.69             --                  --             --        15.28%
      Highest contract charge 1.45% Class A      $113.23             --                  --             --        14.18%
      All contract charges                            --          5,838            $627,943           1.55%          --
2011  Lowest contract charge 0.50% Class A       $112.50             --                  --             --        (5.28)%
      Highest contract charge 1.45% Class A      $ 99.17             --                  --             --        (6.18)%
      All contract charges                            --          6,453            $607,136           1.30%          --
2010  Lowest contract charge 0.50% Class A       $118.77             --                  --             --        12.34%
      Highest contract charge 1.45% Class A      $105.70             --                  --             --        11.26%
      All contract charges                            --          7,115            $712,720           1.35%          --
2009  Lowest contract charge 0.50% Class A       $105.72             --                  --             --        20.01%
      Highest contract charge 1.45% Class A      $ 95.00             --                  --             --        18.87%
      All contract charges                            --          7,826            $703,519           2.43%          --
2008  Lowest contract charge 0.50% Class A       $ 88.09             --                  --             --       (43.29)%
      Highest contract charge 1.45% Class A      $ 79.92             --                  --             --       (43.83)%
      All contract charges                            --          8,288            $607,794           3.00%          --
EQ/LARGE CAP VALUE PLUS
      Unit Value 0.40% to 1.30%*
2012  Lowest contract charge 0.40% Class B (w)   $103.13             --                  --             --         3.04%
      Highest contract charge 1.30% Class B      $ 77.76             --                  --             --        14.37%
      All contract charges                            --            729            $ 79,920           1.55%          --
2011  Lowest contract charge 0.50% Class B       $111.04             --                  --             --        (5.55)%
      Highest contract charge 1.30% Class B      $ 67.99             --                  --             --        (6.30)%
      All contract charges                            --            852            $ 81,786           1.30%          --
2010  Lowest contract charge 0.50% Class B       $117.56             --                  --             --        12.12%
      Highest contract charge 1.30% Class B      $ 72.56             --                  --             --        11.24%
      All contract charges                            --            994            $101,850           1.35%          --
2009  Lowest contract charge 0.50% Class B       $104.86             --                  --             --        19.84%
      Highest contract charge 1.30% Class B      $ 65.23             --                  --             --        18.88%
      All contract charges                            --          1,154            $106,366           2.43%          --
2008  Lowest contract charge 0.50% Class B       $ 87.50             --                  --             --       (43.61)%
      Highest contract charge 1.30% Class B      $ 54.87             --                  --             --       (44.06)%
      All contract charges                            --          1,368            $124,290           3.00%          --
EQ/LORD ABBETT LARGE CAP CORE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $133.30             --                  --             --        14.79%
      Highest contract charge 1.45% Class B      $123.85             --                  --             --        13.70%
      All contract charges                            --            318            $ 39,251           1.11%          --
2011  Lowest contract charge 0.50% Class B       $116.13             --                  --             --        (8.97)%
      Highest contract charge 1.45% Class B      $108.93             --                  --             --        (9.84)%
      All contract charges                            --            367            $ 39,757           0.72%          --
2010  Lowest contract charge 0.50% Class B       $127.57             --                  --             --        13.40%
      Highest contract charge 1.45% Class B      $120.82             --                  --             --        12.32%
      All contract charges                            --            340            $ 40,755           0.44%          --
2009  Lowest contract charge 0.50% Class B       $112.50             --                  --             --        24.89%
      Highest contract charge 1.45% Class B      $107.57             --                  --             --        23.70%
      All contract charges                            --            227            $ 24,207           0.81%          --
2008  Lowest contract charge 0.50% Class B       $ 90.08             --                  --             --       (31.32)%
      Highest contract charge 1.45% Class B      $ 86.96             --                  --             --       (31.98)%
      All contract charges                            --            104            $  9,067           1.30%          --
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $108.44             --                  --             --         8.57%
      Highest contract charge 1.45% Class B      $152.49             --                  --             --        17.95%
      All contract charges                            --            529            $ 80,371           1.02%          --

                                    FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/MFS INTERNATIONAL GROWTH (CONTINUED)
2011  Lowest contract charge 0.50% Class B       $137.81             --                  --             --       (11.16)%
      Highest contract charge 1.45% Class B      $129.28             --                  --             --       (12.01)%
      All contract charges                            --            490            $ 63,068           0.66%          --
2010  Lowest contract charge 0.50% Class B       $155.13             --                  --             --        14.37%
      Highest contract charge 1.45% Class B      $146.92             --                  --             --        14.87%
      All contract charges                            --            448            $ 65,388           0.99%          --
2009  Lowest contract charge 0.50% Class B       $135.64             --                  --             --        36.55%
      Highest contract charge 1.45% Class B      $127.90             --                  --             --        35.26%
      All contract charges                            --            353            $ 45,543           1.34%          --
2008  Lowest contract charge 0.50% Class B       $ 99.33             --                  --             --       (40.58)%
      Highest contract charge 1.45% Class B      $ 95.89             --                  --             --       (41.15)%
      All contract charges                            --            269            $ 25,877           0.98%          --
EQ/MID CAP INDEX
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $105.09             --                  --             --         4.58%
      Highest contract charge 1.45% Class B      $125.54             --                  --             --        15.38%
      All contract charges                            --          2,667            $336,215           0.99%          --
2011  Lowest contract charge 0.50% Class B       $124.17             --                  --             --        (2.89)%
      Highest contract charge 1.45% Class B      $108.81             --                  --             --        (3.82)%
      All contract charges                            --          2,759            $302,528           0.62%          --
2010  Lowest contract charge 0.50% Class B       $127.87             --                  --             --        25.12%
      Highest contract charge 1.45% Class B      $113.13             --                  --             --        23.93%
      All contract charges                            --          2,915            $331,992           0.76%          --
2009  Lowest contract charge 0.50% Class B       $102.20             --                  --             --        35.58%
      Highest contract charge 1.45% Class B      $ 91.29             --                  --             --        34.29%
      All contract charges                            --          2,983            $274,329           1.14%          --
2008  Lowest contract charge 0.50% Class B       $ 75.38             --                  --             --       (49.53)%
      Highest contract charge 1.45% Class B      $ 67.98             --                  --             --       (50.02)%
      All contract charges                            --          2,796            $192,207           0.92%          --
EQ/MID CAP VALUE PLUS (A)(B)(C)
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $189.37             --                  --             --        18.03%
      Highest contract charge 1.45% Class B      $133.91             --                  --             --        16.90%
      All contract charges                            --          2,547            $426,205           1.21%          --
2011  Lowest contract charge 0.50% Class B       $160.44             --                  --             --        (9.88)%
      Highest contract charge 1.45% Class B      $114.55             --                  --             --       (10.74)%
      All contract charges                            --          2,799            $399,994           0.84%          --
2010  Lowest contract charge 0.50% Class B       $178.03             --                  --             --        21.85%
      Highest contract charge 1.45% Class B      $128.33             --                  --             --        20.69%
      All contract charges                            --          3,090            $493,736           1.01%          --
2009  Lowest contract charge 0.50% Class B       $146.11             --                  --             --        35.17%
      Highest contract charge 1.45% Class B      $106.33             --                  --             --        33.88%
      All contract charges                            --          3,356            $444,470           1.36%          --
2008  Lowest contract charge 0.50% Class B       $108.09             --                  --             --       (39.87)%
      Highest contract charge 1.45% Class B      $ 79.42             --                  --             --       (40.45)%
      All contract charges                            --          2,463            $244,404           1.43%          --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.45%*
2012  Lowest contract charge 0.00% Class A       $  1.00             --                  --             --         0.00%
      Highest contract charge 1.45% Class A      $115.36             --                  --             --        (1.45)%
      All contract charges                            --          1,618            $ 59,952           0.00%          --
2011  Lowest contract charge 0.00% Class A       $  1.00             --                  --             --         0.00%
      Highest contract charge 1.45% Class A      $117.06             --                  --             --        (1.45)%
      All contract charges                            --          1,582            $ 66,822           0.01%          --

                                    FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/MONEY MARKET (CONTINUED)
2010  Lowest contract charge 0.50% Class A       $106.54             --                  --             --        (0.40)%
      Highest contract charge 1.49% Class A      $ 35.91             --                  --             --        (1.51)%
      All contract charges                            --          1,522            $ 75,400           0.06%          --
2009  Lowest contract charge 0.50% Class A       $106.97             --                  --             --        (0.21)%
      Highest contract charge 1.49% Class A      $ 36.46             --                  --             --        (1.43)%
      All contract charges                            --          1,888            $ 95,425           0.17%          --
2008  Lowest contract charge 0.50% Class A       $107.20             --                  --             --         1.85%
      Highest contract charge 1.49% Class A      $ 36.99             --                  --             --         1.04%
      All contract charges                            --          2,804            $139,434           2.82%          --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.30%*
2012  Lowest contract charge 0.00% Class B       $  1.00             --                  --             --         0.00%
      Highest contract charge 1.30% Class B      $ 99.51             --                  --             --        (1.29)%
      All contract charges                            --          2,361            $ 34,491           0.00%          --
2011  Lowest contract charge 0.00% Class B       $  1.00             --                  --             --         0.00%
      Highest contract charge 1.30% Class B      $100.81             --                  --             --        (1.28)%
      All contract charges                            --            882            $ 38,034           0.01%          --
2010  Lowest contract charge 0.50% Class B       $117.46             --                  --             --        (0.49)%
      Highest contract charge 1.30% Class B      $102.12             --                  --             --        (1.28)%
      All contract charges                            --            328            $ 37,487           0.06%          --
2009  Lowest contract charge 0.50% Class B       $118.04             --                  --             --        (0.51)%
      Highest contract charge 1.30% Class B      $103.45             --                  --             --        (1.29)%
      All contract charges                            --            380            $ 44,026           0.17%          --
2008  Lowest contract charge 0.50% Class B       $118.64             --                  --             --         1.60%
      Highest contract charge 1.30% Class B      $104.80             --                  --             --         0.80%
      All contract charges                            --            466            $ 55,344           2.82%          --
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $ 99.99             --                  --             --        (0.22)%
      Highest contract charge 1.45% Class B      $139.64             --                  --             --        10.94%
      All contract charges                            --            277            $ 38,861           0.84%          --
2011  Lowest contract charge 0.70% Class B       $132.95             --                  --             --         2.16%
      Highest contract charge 1.45% Class B      $125.87             --                  --             --         1.39%
      All contract charges                            --            295            $ 37,352           0.50%          --
2010  Lowest contract charge 0.50% Class B       $131.79             --                  --             --         7.68%
      Highest contract charge 1.45% Class B      $124.15             --                  --             --         6.65%
      All contract charges                            --            325            $ 40,465           0.61%          --
2009  Lowest contract charge 0.50% Class B       $122.39             --                  --             --        29.09%
      Highest contract charge 1.45% Class B      $116.41             --                  --             --        27.85%
      All contract charges                            --            287            $ 33,366           0.44%          --
2008  Lowest contract charge 0.50% Class B       $ 94.81             --                  --             --       (33.23)%
      Highest contract charge 1.45% Class B      $ 91.05             --                  --             --       (33.86)%
      All contract charges                            --            216            $ 19,750           0.25%          --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $102.88             --                  --             --         2.91%
      Highest contract charge 1.45% Class B      $164.04             --                  --             --         7.17%
      All contract charges                            --          1,334            $215,643           0.48%          --
2011  Lowest contract charge 0.50% Class B       $163.17             --                  --             --        (8.16)%
      Highest contract charge 1.45% Class B      $153.06             --                  --             --        (9.03)%
      All contract charges                            --          1,246            $187,783           0.26%          --
2010  Lowest contract charge 0.50% Class B       $177.66             --                  --             --        31.64%
      Highest contract charge 1.45% Class B      $168.26             --                  --             --        30.38%
      All contract charges                            --            997            $166,171           0.12%          --

                                    FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
EQ/MORGAN STANLEY MID CAP GROWTH (CONTINUED)
2009  Lowest contract charge 0.50% Class B        $134.96            --                   --             --        56.28%
      Highest contract charge 1.45% Class B       $129.05            --                   --             --        54.79%
      All contract charges                             --           662              $84,822           0.00%          --
2008  Lowest contract charge 0.50% Class B        $ 86.36            --                   --             --       (47.59)%
      Highest contract charge 1.45% Class B       $ 83.37            --                   --             --       (48.09)%
      All contract charges                             --           384              $32,050           0.00%          --
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B        $100.20            --                   --             --        13.63%
      Highest contract charge 1.45% Class B       $ 94.31            --                   --             --        12.54%
      All contract charges                             --           277              $26,266           1.35%          --
2011  Lowest contract charge 0.50% Class B        $ 88.18            --                   --             --        (4.93)%
      Highest contract charge 1.45% Class B       $ 83.80            --                   --             --        (5.83)%
      All contract charges                             --           308              $25,979           0.90%          --
2010  Lowest contract charge 0.50% Class B        $ 92.75            --                   --             --        11.37%
      Highest contract charge 1.45% Class B       $ 88.99            --                   --             --        10.31%
      All contract charges                             --           342              $30,620           1.86%          --
2009  Lowest contract charge 0.50% Class B        $ 83.28            --                   --             --        24.50%
      Highest contract charge 1.45% Class B       $ 80.67            --                   --             --        23.31%
      All contract charges                             --           364              $29,448           0.19%          --
2008  Lowest contract charge 0.50% Class B        $ 66.89            --                   --             --       (38.41)%
      Highest contract charge 1.45% Class B       $ 65.42            --                   --             --       (39.00)%
      All contract charges                             --           351              $23,077           3.77%          --
EQ/OPPENHEIMER GLOBAL
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B        $118.74            --                   --             --        19.77%
      Highest contract charge 1.45% Class B       $111.76            --                   --             --        18.63%
      All contract charges                             --           555              $62,005           0.89%          --
2011  Lowest contract charge 0.50% Class B        $ 99.14            --                   --             --        (9.08)%
      Highest contract charge 1.45% Class B       $ 94.21            --                   --             --        (9.94)%
      All contract charges                             --           525              $49,427           0.83%          --
2010  Lowest contract charge 0.50% Class B        $109.04            --                   --             --        14.61%
      Highest contract charge 1.45% Class B       $104.61            --                   --             --        13.51%
      All contract charges                             --           356              $37,232           0.66%          --
2009  Lowest contract charge 0.50% Class B        $ 95.14            --                   --             --        37.92%
      Highest contract charge 1.45% Class B       $ 92.16            --                   --             --        36.61%
      All contract charges                             --           242              $22,289           0.70%          --
2008  Lowest contract charge 0.50% Class B        $ 68.98            --                   --             --       (41.04)%
      Highest contract charge 1.45% Class B       $ 67.46            --                   --             --       (41.61)%
      All contract charges                             --           160              $10,889           1.37%          --
EQ/PIMCO ULTRA SHORT BOND (D)(E)
      Unit Value 1.10% to 1.25%*
2012  Lowest contract charge 1.10% Class A (m)    $ 99.61            --                   --             --         0.38%
      Highest contract charge 1.25% Class A (m)   $ 99.11            --                   --             --         0.23%
      All contract charges                             --             2              $   161           0.55%          --
2011  Lowest contract charge 1.10% Class A (m)    $ 99.23            --                   --             --        (1.05)%
      Highest contract charge 1.25% Class A (m)   $ 98.88            --                   --             --        (1.20)%
      All contract charges                             --             2              $   163           0.48%          --
2010  Lowest contract charge 1.10% Class A (m)    $100.28            --                   --             --        (0.02)%
      Highest contract charge 1.25% Class A (m)   $100.08            --                   --             --        (0.17)%
      All contract charges                             --             2              $   168           0.33%          --
2009  Lowest contract charge 1.10% Class A (m)    $100.30            --                   --             --         0.30%
      Highest contract charge 1.25% Class A (m)   $100.25            --                   --             --         0.25%
      All contract charges                             --             2              $   171           1.17%          --

                                    FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/PIMCO ULTRA SHORT BOND (D)(E)
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $114.29             --                  --             --         0.99%
      Highest contract charge 1.45% Class B      $106.18             --                  --             --         0.02%
      All contract charges                            --          1,066            $115,019           0.55%          --
2011  Lowest contract charge 0.50% Class B       $113.17             --                  --             --        (0.69)%
      Highest contract charge 1.45% Class B      $106.16             --                  --             --        (1.64)%
      All contract charges                            --          1,147            $123,827           0.48%          --
2010  Lowest contract charge 0.50% Class B       $113.96             --                  --             --         0.34%
      Highest contract charge 1.45% Class B      $107.93             --                  --             --        (0.62)%
      All contract charges                            --          1,333            $145,853           0.33%          --
2009  Lowest contract charge 0.50% Class B       $113.57             --                  --             --         7.47%
      Highest contract charge 1.45% Class B      $108.60             --                  --             --         6.44%
      All contract charges                            --          1,345            $147,582           1.17%          --
2008  Lowest contract charge 0.50% Class B       $105.68             --                  --             --        (4.53)%
      Highest contract charge 1.45% Class B      $102.03             --                  --             --        (5.44)%
      All contract charges                            --            975            $100,324           3.21%          --
EQ/QUALITY BOND PLUS (I)
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class A       $169.08             --                  --             --         1.94%
      Highest contract charge 1.45% Class A      $143.42             --                  --             --         1.16%
      All contract charges                            --            526            $ 96,066           0.60%          --
2011  Lowest contract charge 0.70% Class A       $165.87             --                  --             --         0.75%
      Highest contract charge 1.45% Class A      $141.77             --                  --             --         0.00%
      All contract charges                            --            586            $105,659           2.46%          --
2010  Lowest contract charge 0.50% Class A       $109.76             --                  --             --         5.93%
      Highest contract charge 1.45% Class A      $141.77             --                  --             --         4.93%
      All contract charges                            --            663            $119,757          10.69%          --
2009  Lowest contract charge 0.50% Class A       $103.61             --                  --             --         5.75%
      Highest contract charge 1.45% Class A      $135.11             --                  --             --         4.74%
      All contract charges                            --            714            $122,518           3.62%          --
2008  Lowest contract charge 0.50% Class A       $ 97.98             --                  --             --        (6.79)%
      Highest contract charge 1.45% Class A      $129.00             --                  --             --        (7.69)%
      All contract charges                            --            603            $ 98,734           5.15%          --
EQ/QUALITY BOND PLUS (I)
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B       $149.02             --                  --             --         2.15%
      Highest contract charge 1.30% Class B      $106.49             --                  --             --         1.33%
      All contract charges                            --            207            $ 28,867           0.60%          --
2011  Lowest contract charge 0.50% Class B       $145.89             --                  --             --         0.72%
      Highest contract charge 1.30% Class B      $105.09             --                  --             --        (0.08)%
      All contract charges                            --            225            $ 31,270           2.46%          --
2010  Lowest contract charge 0.50% Class B       $144.85             --                  --             --         5.71%
      Highest contract charge 1.30% Class B      $105.17             --                  --             --         4.88%
      All contract charges                            --            257            $ 35,267          10.69%          --
2009  Lowest contract charge 0.50% Class B       $137.03             --                  --             --         5.54%
      Highest contract charge 1.30% Class B      $100.28             --                  --             --         4.70%
      All contract charges                            --            266            $ 35,438           3.62%          --
2008  Lowest contract charge 0.50% Class B       $129.84             --                  --             --        (7.02)%
      Highest contract charge 1.30% Class B      $ 95.78             --                  --             --        (7.74)%
      All contract charges                            --            195            $ 25,267           5.15%          --
EQ/SMALL COMPANY INDEX (H)
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $104.81             --                  --             --         3.94%
      Highest contract charge 1.45% Class B      $168.71             --                  --             --        13.86%
      All contract charges                            --          1,155            $190,669           1.51%          --

                                    FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
EQ/SMALL COMPANY INDEX (H) (CONTINUED)
2011  Lowest contract charge 0.50% Class B       $163.21             --                  --             --        (4.48)%
      Highest contract charge 1.45% Class B      $148.17             --                  --             --        (5.39)%
      All contract charges                            --          1,195            $175,975           0.67%          --
2010  Lowest contract charge 0.50% Class B       $170.86             --                  --             --        25.19%
      Highest contract charge 1.45% Class B      $156.61             --                  --             --        24.00%
      All contract charges                            --          1,249            $194,601           0.97%          --
2009  Lowest contract charge 0.50% Class B       $136.48             --                  --             --        25.50%
      Highest contract charge 1.45% Class B      $126.30             --                  --             --        24.30%
      All contract charges                            --          1,263            $158,989           0.00%          --
2008  Lowest contract charge 0.50% Class B       $108.75             --                  --             --       (34.46)%
      Highest contract charge 1.45% Class B      $101.61             --                  --             --       (35.09)%
      All contract charges                            --          1,079            $110,179           0.86%          --
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $101.45             --                  --             --         0.94%
      Highest contract charge 1.45% Class B      $118.48             --                  --             --        17.20%
      All contract charges                            --          1,724            $204,879           0.00%          --
2011  Lowest contract charge 0.50% Class B       $108.34             --                  --             --        (2.43)%
      Highest contract charge 1.45% Class B      $101.09             --                  --             --        (3.36)%
      All contract charges                            --          1,478            $149,894           0.00%          --
2010  Lowest contract charge 0.50% Class B       $111.04             --                  --             --        15.81%
      Highest contract charge 1.45% Class B      $104.60             --                  --             --        14.71%
      All contract charges                            --          1,301            $136,780           0.00%          --
2009  Lowest contract charge 0.50% Class B       $ 95.88             --                  --             --        41.92%
      Highest contract charge 1.45% Class B      $ 91.19             --                  --             --        40.57%
      All contract charges                            --          1,059            $ 96,907           0.00%          --
2008  Lowest contract charge 0.50% Class B       $ 67.56             --                  --             --       (42.49)%
      Highest contract charge 1.45% Class B      $ 64.87             --                  --             --       (43.05)%
      All contract charges                            --            804            $ 52,446           0.00%
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $ 97.17             --                  --             --        18.75%
      Highest contract charge 1.45% Class B      $ 91.46             --                  --             --        17.60%
      All contract charges                            --            379            $ 34,837           1.35%          --
2011  Lowest contract charge 0.50% Class B       $ 81.83             --                  --             --        (8.76)%
      Highest contract charge 1.45% Class B      $ 77.77             --                  --             --        (9.62)%
      All contract charges                            --            375            $ 29,358           1.82%          --
2010  Lowest contract charge 0.50% Class B       $ 89.69             --                  --             --         7.45%
      Highest contract charge 1.45% Class B      $ 86.05             --                  --             --         6.42%
      All contract charges                            --            363            $ 31,436           1.51%          --
2009  Lowest contract charge 0.50% Class B       $ 83.47             --                  --             --        29.39%
      Highest contract charge 1.45% Class B      $ 80.86             --                  --             --        28.15%
      All contract charges                            --            345            $ 27,972           1.63%          --
2008  Lowest contract charge 0.50% Class B       $ 64.51             --                  --             --       (41.12)%
      Highest contract charge 1.45% Class B      $ 63.10             --                  --             --       (41.68)%
      All contract charges                            --            291            $ 18,450           1.69%          --
EQ/UBS GROWTH & INCOME
      Unit Value 0.50% to 1.34%*
2012  Lowest contract charge 0.50% Class B       $130.37             --                  --             --        12.31%
      Highest contract charge 1.34% Class B      $121.59             --                  --             --        11.36%
      All contract charges                            --            161            $ 18,984           0.84%          --
2011  Lowest contract charge 0.70% Class B       $114.40             --                  --             --        (3.50)%
      Highest contract charge 1.34% Class B      $109.19             --                  --             --        (4.12)%
      All contract charges                            --            177            $ 18,894           0.73%          --

                                    FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                           UNITS        ACCUMULATION UNIT   INVESTMENT
                                                         UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO**
                                                         ---------- ------------------- ----------------- --------------
EQ/UBS GROWTH & INCOME (CONTINUED)
2010  Lowest contract charge 0.50% Class B                $120.05             --                  --             --
      Highest contract charge 1.45% Class B               $113.09             --                  --             --
      All contract charges                                     --            206            $ 22,949           0.73%
2009  Lowest contract charge 0.50% Class B                $106.71             --                  --             --
      Highest contract charge 1.45% Class B               $101.49             --                  --             --
      All contract charges                                     --            207            $ 20,745           0.00%
2008  Lowest contract charge 0.50% Class B                $ 80.98             --                  --             --
      Highest contract charge 1.45% Class B               $ 77.76             --                  --             --
      All contract charges                                     --            195            $ 15,016           1.19%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B                $123.90             --                  --             --
      Highest contract charge 1.45% Class B               $115.11             --                  --             --
      All contract charges                                     --            229            $ 26,677           1.29%
2011  Lowest contract charge 0.70% Class B                $103.75             --                  --             --
      Highest contract charge 1.45% Class B               $ 98.64             --                  --             --
      All contract charges                                     --            230            $ 22,874           1.38%
2010  Lowest contract charge 0.50% Class B                $107.82             --                  --             --
      Highest contract charge 1.45% Class B               $102.11             --                  --             --
      All contract charges                                     --            227            $ 23,239           1.31%
2009  Lowest contract charge 0.50% Class B                $ 94.05             --                  --             --
      Highest contract charge 1.45% Class B               $ 89.93             --                  --             --
      All contract charges                                     --            210            $ 18,995           0.00%
2008  Lowest contract charge 0.50% Class B                $ 73.61             --                  --             --
      Highest contract charge 1.45% Class B               $ 71.07             --                  --             --
      All contract charges                                     --            197            $ 14,153           1.92%
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B                $131.92             --                  --             --
      Highest contract charge 1.45% Class B               $120.07             --                  --             --
      All contract charges                                     --          1,067            $131,515           0.01%
2011  Lowest contract charge 0.50% Class B                $110.09             --                  --             --
      Highest contract charge 1.45% Class B               $101.17             --                  --             --
      All contract charges                                     --            930            $ 96,316           0.00%
2010  Lowest contract charge 0.50% Class B                $117.54             --                  --             --
      Highest contract charge 1.45% Class B               $109.06             --                  --             --
      All contract charges                                     --            661            $ 73,829           0.01%
2009  Lowest contract charge 0.50% Class B                $100.72             --                  --             --
      Highest contract charge 1.45% Class B               $ 94.35             --                  --             --
      All contract charges                                     --            484            $ 46,515           0.19%
2008  Lowest contract charge 0.50% Class B                $ 72.15             --                  --             --
      Highest contract charge 1.45% Class B               $ 68.24             --                  --             --
      All contract charges                                     --            305            $ 21,123           0.58%
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Service Class 2 (n)    $118.93             --                  --             --
      Highest contract charge 1.45% Service Class 2 (n)   $102.76             --                  --             --
      All contract charges                                     --          1,056            $131,733           1.35%
2011  Lowest contract charge 0.50% Service Class 2 (n)    $102.91             --                  --             --
      Highest contract charge 1.45% Service Class 2 (n)   $ 89.78             --                  --             --
      All contract charges                                     --            650            $ 71,089           1.27%
2010  Lowest contract charge 0.70% Service Class 2 (n)    $117.81             --                  --             --
      Highest contract charge 1.34% Service Class 2 (n)   $117.57             --                  --             --
      All contract charges                                     --            147            $ 16,900           2.98%

                                                   --------
                                                     TOTAL
                                                   RETURN***
                                                   ---------

Lowest contract charge 0.50% Class B                 12.50%
Highest contract charge 1.45% Class B                11.43%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 31.77%
Highest contract charge 1.45% Class B                30.52%
All contract charges                                    --
Lowest contract charge 0.50% Class B                (40.33)%
Highest contract charge 1.45% Class B               (40.90)%
All contract charges                                    --

Unit Value 0.50% to 1.45%*
Lowest contract charge 0.50% Class B                 17.83%
Highest contract charge 1.45% Class B                16.70%
All contract charges                                    --
Lowest contract charge 0.70% Class B                 (2.67)%
Highest contract charge 1.45% Class B                (3.40)%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 14.64%
Highest contract charge 1.45% Class B                13.55%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 27.77%
Highest contract charge 1.45% Class B                26.54%
All contract charges                                    --
Lowest contract charge 0.50% Class B                (37.26)%
Highest contract charge 1.45% Class B               (37.86)%
All contract charges                                    --

Unit Value 0.50% to 1.45%*
Lowest contract charge 0.50% Class B                 19.83%
Highest contract charge 1.45% Class B                18.68%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 (6.34)%
Highest contract charge 1.45% Class B                (7.23)%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 16.70%
Highest contract charge 1.45% Class B                15.59%
All contract charges                                    --
Lowest contract charge 0.50% Class B                 39.60%
Highest contract charge 1.45% Class B                38.26%
All contract charges                                    --
Lowest contract charge 0.50% Class B                (27.97)%
Highest contract charge 1.45% Class B               (28.66)%
All contract charges                                    --

Unit Value 0.50% to 1.45%*
Lowest contract charge 0.50% Service Class 2 (n)     15.57%
Highest contract charge 1.45% Service Class 2 (n)    14.46%
All contract charges                                    --
Lowest contract charge 0.50% Service Class 2 (n)     (3.27)%
Highest contract charge 1.45% Service Class 2 (n)    (7.73)%
All contract charges                                    --
Lowest contract charge 0.70% Service Class 2 (n)     12.48%
Highest contract charge 1.34% Service Class 2 (n)    12.28%
All contract charges                                    --

                                    FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                           UNITS        ACCUMULATION UNIT   INVESTMENT
                                                         UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO**
                                                         ---------- ------------------- ----------------- --------------
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Service Class 2 (n)    $120.35            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $118.08            --                   --             --
      All contract charges                                     --            17              $ 1,911           4.38%
2011  Lowest contract charge 0.90% Service Class 2 (n)    $102.63            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $102.11            --                   --             --
      All contract charges                                     --             6              $   659           3.76%
2010  Lowest contract charge 0.90% Service Class 2 (n)    $102.89            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $102.67            --                   --             --
      All contract charges                                     --             2              $   192           3.45%
FIDELITY(R) VIP MID CAP PORTFOLIO
      Unit Value 0.90% to 1.20%*
2012  Lowest contract charge 0.90% Service Class 2 (n)    $112.97            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $112.05            --                   --             --
      All contract charges                                     --            67              $ 7,525           0.50%
2011  Lowest contract charge 0.90% Service Class 2 (n)    $ 99.51            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $ 99.00            --                   --             --
      All contract charges                                     --            39              $ 3,930           0.03%
2010  Lowest contract charge 0.90% Service Class 2 (n)    $112.63            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $112.39            --                   --             --
      All contract charges                                     --            13              $ 1,569           0.28%
GOLDMAN SACHS VIT MID CAP VALUE FUND
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Service Class 2 (n)    $118.14            --                   --             --
      Highest contract charge 1.45% Service Class 2 (n)   $100.12            --                   --             --
      All contract charges                                     --           104              $10,957           1.38%
2011  Lowest contract charge 0.70% Service Class 2 (n)    $ 86.38            --                   --             --
      Highest contract charge 1.34% Service Class 2 (n)   $ 86.03            --                   --             --
      All contract charges                                     --            43              $ 3,873           1.38%
2010  Lowest contract charge 0.90% Service Class 2 (n)    $107.80            --                   --             --
      Highest contract charge 1.20% Service Class 2 (n)   $107.57            --                   --             --
      All contract charges                                     --             3              $   377           1.16%
INVESCO V.I. DIVERSIFIED DIVIDEND FUND (Q)
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Series II (t)          $107.78            --                   --             --
      Highest contract charge 1.20% Series II (t)         $105.75            --                   --             --
      All contract charges                                     --             7              $   724           2.26%
2011  Lowest contract charge 1.00% Series II (t)          $ 90.74            --                   --             --
      Highest contract charge 1.20% Series II (t)         $ 90.43            --                   --             --
      All contract charges                                     --             2              $   139           0.00%
INVESCO V.I. GLOBAL REAL ESTATE FUND
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Series II (n)          $131.22            --                   --             --
      Highest contract charge 1.45% Series II (n)         $110.37            --                   --             --
      All contract charges                                     --           237              $30,273           0.52%
2011  Lowest contract charge 0.50% Series II (n)          $103.15            --                   --             --
      Highest contract charge 1.45% Series II (n)         $ 87.60            --                   --             --
      All contract charges                                     --           118              $12,045           4.79%
2010  Lowest contract charge 0.70% Series II (n)          $109.44            --                   --             --
      Highest contract charge 1.34% Series II (n)         $109.21            --                   --             --
      All contract charges                                     --            33              $ 3,634           1.16%

                                                   --------
                                                     TOTAL
                                                   RETURN***
                                                   ---------

Unit Value 0.50% to 1.20%*
Lowest contract charge 0.50% Service Class 2 (n)     16.47%
Highest contract charge 1.20% Service Class 2 (n)    15.64%
All contract charges                                    --
Lowest contract charge 0.90% Service Class 2 (n)     (0.25)%
Highest contract charge 1.20% Service Class 2 (n)    (0.55)%
All contract charges                                    --
Lowest contract charge 0.90% Service Class 2 (n)      3.37%
Highest contract charge 1.20% Service Class 2 (n)     3.16%
All contract charges                                    --

Unit Value 0.90% to 1.20%*
Lowest contract charge 0.90% Service Class 2 (n)     13.53%
Highest contract charge 1.20% Service Class 2 (n)    13.18%
All contract charges                                    --
Lowest contract charge 0.90% Service Class 2 (n)    (11.65)%
Highest contract charge 1.20% Service Class 2 (n)   (11.91)%
All contract charges                                    --
Lowest contract charge 0.90% Service Class 2 (n)     13.50%
Highest contract charge 1.20% Service Class 2 (n)    13.27%
All contract charges                                    --

Unit Value 0.50% to 1.45%*
Lowest contract charge 0.50% Service Class 2 (n)     17.59%
Highest contract charge 1.45% Service Class 2 (n)    16.46%
All contract charges                                    --
Lowest contract charge 0.70% Service Class 2 (n)    (11.80)%
Highest contract charge 1.34% Service Class 2 (n)   (12.14)%
All contract charges                                    --
Lowest contract charge 0.90% Service Class 2 (n)      7.99%
Highest contract charge 1.20% Service Class 2 (n)     7.77%
All contract charges                                    --

Unit Value 0.50% to 1.20%*
Lowest contract charge 0.50% Series II (t)           17.78%
Highest contract charge 1.20% Series II (t)          16.94%
All contract charges                                    --
Lowest contract charge 1.00% Series II (t)           (8.50)%
Highest contract charge 1.20% Series II (t)          (8.63)%
All contract charges                                    --

Unit Value 0.50% to 1.45%*
Lowest contract charge 0.50% Series II (n)           27.21%
Highest contract charge 1.45% Series II (n)          25.99%
All contract charges                                    --
Lowest contract charge 0.50% Series II (n)           (7.20)%
Highest contract charge 1.45% Series II (n)         (11.03)%
All contract charges                                    --
Lowest contract charge 0.70% Series II (n)            5.19%
Highest contract charge 1.34% Series II (n)           5.00%
All contract charges                                    --

                                    FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------
                                                                     UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                   UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                   ---------- ------------------- ----------------- -------------- ---------
INVESCO V.I. HIGH YIELD FUND
      Unit Value 0.50% to 1.34%*
2012  Lowest contract charge 0.50% Series II (u)    $111.14            --                   --             --        16.38%
      Highest contract charge 1.34% Series II (u)   $109.61            --                   --             --        15.39%
      All contract charges                               --           115              $12,652           6.78%          --
2011  Lowest contract charge 0.70% Series II (u)    $ 95.38            --                   --             --        (4.60)%
      Highest contract charge 1.34% Series II (u)   $ 94.99            --                   --             --        (4.97)%
      All contract charges                               --            28              $ 2,717           0.00%          --
INVESCO V.I. INTERNATIONAL GROWTH FUND
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Series II (n)    $116.77            --                   --             --        14.68%
      Highest contract charge 1.45% Series II (n)   $ 98.51            --                   --             --        13.57%
      All contract charges                               --           185              $19,463           1.50%          --
2011  Lowest contract charge 0.70% Series II (n)    $ 87.16            --                   --             --       (10.41)%
      Highest contract charge 1.34% Series II (n)   $ 86.80            --                   --             --       (10.76)%
      All contract charges                               --            89              $ 8,406           0.59%          --
2010  Lowest contract charge 0.90% Series II (n)    $109.72            --                   --             --        11.11%
      Highest contract charge 1.20% Series II (n)   $109.49            --                   --             --        10.89%
      All contract charges                               --            12              $ 1,264           1.91%          --
INVESCO V.I. MID CAP CORE EQUITY FUND
      Unit Value 0.50% to 1.34%*
2012  Lowest contract charge 0.50% Series II (n)    $117.72            --                   --             --        10.06%
      Highest contract charge 1.34% Series II (n)   $115.42            --                   --             --         9.13%
      All contract charges                               --            85              $ 9,766           0.00%          --
2011  Lowest contract charge 0.50% Series II (n)    $106.96            --                   --             --        (6.97)%
      Highest contract charge 1.34% Series II (n)   $105.76            --                   --             --        (7.75)%
      All contract charges                               --            67              $ 7,017           0.11%          --
2010  Lowest contract charge 0.70% Series II (n)    $114.89            --                   --             --         9.90%
      Highest contract charge 1.34% Series II (n)   $114.65            --                   --             --         9.70%
      All contract charges                               --            16              $ 1,938           0.11%          --
INVESCO V.I. SMALL CAP EQUITY FUND
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Series II (n)    $138.24            --                   --             --        12.86%
      Highest contract charge 1.34% Series II (n)   $136.18            --                   --             --        12.14%
      All contract charges                               --            35              $ 4,643           0.00%          --
2011  Lowest contract charge 0.70% Series II (n)    $122.49            --                   --             --        (1.68)%
      Highest contract charge 1.34% Series II (n)   $121.44            --                   --             --        (2.31)%
      All contract charges                               --            33              $ 3,749           0.00%          --
2010  Lowest contract charge 0.70% Series II (n)    $124.58            --                   --             --        17.58%
      Highest contract charge 1.34% Series II (n)   $124.31            --                   --             --        17.37%
      All contract charges                               --             5              $   788           0.00%          --
IVY FUNDS VIP ENERGY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Common
       Shares (n)                                   $104.10            --                   --             --         0.86%
      Highest contract charge 1.45% Common
       Shares (n)                                   $ 86.77            --                   --             --        (0.10)%
      All contract charges                               --           195              $21,721           0.00%          --
2011  Lowest contract charge 0.50% Common
       Shares (n)                                   $103.21            --                   --             --        (9.53)%
      Highest contract charge 1.45% Common
       Shares (n)                                   $ 86.86            --                   --             --       (12.04)%
      All contract charges                               --           143              $16,122           0.00%          --
2010  Lowest contract charge 0.70% Common
       Shares (n)                                   $128.82            --                   --             --        24.79%
      Highest contract charge 1.34% Common
       Shares (n)                                   $128.55            --                   --             --        24.57%
      All contract charges                               --            29              $ 3,760           0.00%          --

                                    FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                                          UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ------------------- ----------------- -------------- ---------
IVY FUNDS VIP HIGH INCOME
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Common Shares (p)     $131.69            --                   --             --        18.04%
      Highest contract charge 1.45% Common
       Shares (p)                                        $114.86            --                   --             --        16.92%
      All contract charges                                    --           683              $88,396           5.63%          --
2011  Lowest contract charge 0.50% Common Shares (p)     $111.56            --                   --             --         4.73%
      Highest contract charge 1.34% Common
       Shares (p)                                        $110.31            --                   --             --         3.85%
      All contract charges                                    --           301              $33,347           6.59%          --
2010  Lowest contract charge 0.70% Common Shares (p)     $106.45            --                   --             --         4.86%
      Highest contract charge 1.34% Common
       Shares (p)                                        $106.22            --                   --             --         4.67%
      All contract charges                                    --            53              $ 5,682           0.00%          --
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Common Shares (u)     $101.88            --                   --             --        12.99%
      Highest contract charge 1.45% Common
       Shares (u)                                        $100.29            --                   --             --        11.91%
      All contract charges                                    --           273              $27,513           0.00%          --
2011  Lowest contract charge 0.70% Common Shares (u)     $ 90.05            --                   --             --        (7.12)%
      Highest contract charge 1.34% Common
       Shares (u)                                        $ 89.68            --                   --             --        (7.48)%
      All contract charges                                    --            64              $ 5,792           0.00%          --
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Common Shares (n)     $ 83.22            --                   --             --         4.64%
      Highest contract charge 1.45% Common
       Shares (n)                                        $ 81.92            --                   --             --         3.64%
      All contract charges                                    --            60              $ 5,527           0.00%          --
2011  Lowest contract charge 0.50% Common Shares (n)     $ 79.53            --                   --             --       (16.05)%
      Highest contract charge 1.34% Common
       Shares (n)                                        $ 79.10            --                   --             --       (16.49)%
      All contract charges                                    --            32              $ 2,757           0.35%          --
2010  Lowest contract charge 0.90% Common Shares (n)     $112.82            --                   --             --        13.52%
      Highest contract charge 1.20% Common
       Shares (n)                                        $112.58            --                   --             --        13.30%
      All contract charges                                    --             2              $   268           0.00%          --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Service Shares (p)    $112.62            --                   --             --        21.44%
      Highest contract charge 1.45% Service Shares (p)   $ 98.77            --                   --             --        20.28%
      All contract charges                                    --           827              $91,646           1.97%          --
2011  Lowest contract charge 0.50% Service Shares (p)    $ 92.74            --                   --             --       (18.44)%
      Highest contract charge 1.45% Service Shares (p)   $ 82.12            --                   --             --       (15.20)%
      All contract charges                                    --           499              $45,930           2.84%          --
2010  Lowest contract charge 0.50% Service Shares (p)    $113.71            --                   --             --         8.60%
      Highest contract charge 1.34% Service Shares (p)   $113.40            --                   --             --         8.34%
      All contract charges                                    --           144              $16,398           1.82%          --
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Service Class (n)     $120.05            --                   --             --        15.36%
      Highest contract charge 1.45% Service Class (n)    $104.22            --                   --             --        14.25%
      All contract charges                                    --           507              $61,848           1.50%          --
2011  Lowest contract charge 0.70% Service Class (n)     $108.65            --                   --             --        (2.46)%
      Highest contract charge 1.34% Service Class (n)    $107.72            --                   --             --        (3.09)%
      All contract charges                                    --           281              $29,846           1.30%          --
2010  Lowest contract charge 0.70% Service Class (n)     $111.39            --                   --             --         7.84%
      Highest contract charge 1.34% Service Class (n)    $111.16            --                   --             --         7.65%
      All contract charges                                    --            55              $ 6,102           0.00%          --

                                    FSA-129

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------------------
                                                                         UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ------------------- ----------------- -------------- ---------
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 0.70% to 1.34%*
2012  Lowest contract charge 0.70% Service Class (p)    $137.59             --                  --             --        15.87%
      Highest contract charge 1.34% Service Class (p)   $135.54             --                  --             --        15.12%
      All contract charges                                   --             40            $  5,419           0.24%          --
2011  Lowest contract charge 0.70% Service Class (p)    $118.75             --                  --             --        (0.34)%
      Highest contract charge 1.34% Service Class (p)   $117.74             --                  --             --        (0.98)%
      All contract charges                                   --             22            $  2,551           0.26%          --
2010  Lowest contract charge 0.70% Service Class (p)    $119.15             --                  --             --        12.10%
      Highest contract charge 1.34% Service Class (p)   $118.90             --                  --             --        11.90%
      All contract charges                                   --              3            $    314           0.00%          --
MFS(R) INVESTORS TRUST SERIES
      Unit Value 0.90% to 1.34%*
2012  Lowest contract charge 0.90% Service Class (n)    $131.01             --                  --             --        17.76%
      Highest contract charge 1.34% Service Class (n)   $129.66             --                  --             --        17.23%
      All contract charges                                   --             50            $  6,232           0.82%          --
2011  Lowest contract charge 0.90% Service Class (n)    $111.25             --                  --             --        (3.29)%
      Highest contract charge 1.34% Service Class (n)   $110.60             --                  --             --        (3.72)%
      All contract charges                                   --             32            $  3,388           0.82%          --
2010  Lowest contract charge 0.90% Service Class (n)    $115.04             --                  --             --         9.34%
      Highest contract charge 1.34% Service Class (n)   $114.87             --                  --             --         9.20%
      All contract charges                                   --             16            $  1,748           0.00%          --
MFS(R) TECHNOLOGY PORTFOLIO
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Service Class (p)    $136.46             --                  --             --        13.69%
      Highest contract charge 1.45% Service Class (p)   $104.14             --                  --             --        12.61%
      All contract charges                                   --            137            $ 18,531           0.00%          --
2011  Lowest contract charge 0.50% Service Class (p)    $120.03             --                  --             --         0.55%
      Highest contract charge 1.45% Service Class (p)   $ 92.48             --                  --             --        (3.74)%
      All contract charges                                   --             80            $  9,624           0.00%          --
2010  Lowest contract charge 0.70% Service Class (p)    $119.29             --                  --             --        11.34%
      Highest contract charge 1.34% Service Class (p)   $119.04             --                  --             --        11.14%
      All contract charges                                   --             16            $  1,973           0.00%          --
MFS(R) UTILITIES SERIES
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Service Class (w)    $104.12             --                  --             --         3.92%
      Highest contract charge 1.45% Service Class (p)   $105.89             --                  --             --        11.57%
      All contract charges                                   --            316            $ 41,304           6.82%          --
2011  Lowest contract charge 0.50% Service Class (p)    $117.74             --                  --             --         5.98%
      Highest contract charge 1.45% Service Class (p)   $ 94.91             --                  --             --        (3.94)%
      All contract charges                                   --            175            $ 20,340           3.47%          --
2010  Lowest contract charge 0.70% Service Class (p)    $111.03             --                  --             --         9.36%
      Highest contract charge 1.34% Service Class (p)   $110.79             --                  --             --         9.16%
      All contract charges                                   --             19            $  2,068           0.00%          --
MULTIMANAGER AGGRESSIVE EQUITY (F)(O)
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A              $106.13             --                  --             --        13.64%
      Highest contract charge 1.45% Class A             $ 74.76             --                  --             --        12.56%
      All contract charges                                   --          5,853            $503,519           0.23%          --
2011  Lowest contract charge 0.50% Class A              $ 93.39             --                  --             --        (6.52)%
      Highest contract charge 1.45% Class A             $ 66.42             --                  --             --        (7.42)%
      All contract charges                                   --          6,544            $497,562           0.15%          --
2010  Lowest contract charge 0.50% Class A              $ 99.90             --                  --             --        17.31%
      Highest contract charge 1.45% Class A             $ 71.74             --                  --             --        16.19%
      All contract charges                                   --          7,304            $598,009           0.87%          --

                                    FSA-130

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                                  UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                ---------- ------------------- ----------------- -------------- ---------
MULTIMANAGER AGGRESSIVE EQUITY (F)(O) (CONTINUED)
2009  Lowest contract charge 0.50% Class A       $ 85.16             --                  --             --        36.94%
      Highest contract charge 1.45% Class A      $ 61.74             --                  --             --        35.63%
      All contract charges                            --          7,754            $543,315           0.40%          --
2008  Lowest contract charge 0.50% Class A       $ 62.19             --                  --             --       (46.81)%
      Highest contract charge 1.45% Class A      $ 45.52             --                  --             --       (47.32)%
      All contract charges                            --          7,902            $406,785           0.49%          --
MULTIMANAGER AGGRESSIVE EQUITY (F)(O)
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B       $ 79.55             --                  --             --        13.64%
      Highest contract charge 1.30% Class B      $ 99.75             --                  --             --        12.74%
      All contract charges                            --            268            $ 20,873           0.23%          --
2011  Lowest contract charge 0.50% Class B       $ 70.00             --                  --             --        (6.75)%
      Highest contract charge 1.30% Class B      $ 88.48             --                  --             --        (7.49)%
      All contract charges                            --            303            $ 20,908           0.15%          --
2010  Lowest contract charge 0.50% Class B       $ 75.07             --                  --             --        17.02%
      Highest contract charge 1.30% Class B      $ 95.64             --                  --             --        16.10%
      All contract charges                            --            367            $ 27,322           0.87%          --
2009  Lowest contract charge 0.50% Class B       $ 64.15             --                  --             --        36.58%
      Highest contract charge 1.30% Class B      $ 82.38             --                  --             --        35.52%
      All contract charges                            --            279            $ 17,675           0.40%          --
2008  Lowest contract charge 0.50% Class B       $ 46.97             --                  --             --       (46.94)%
      Highest contract charge 1.30% Class B      $ 60.79             --                  --             --       (47.37)%
      All contract charges                            --            133            $  6,081           0.49%          --
MULTIMANAGER CORE BOND
      Unit Value 0.40% to 1.45%*
2012  Lowest contract charge 0.40% Class B (w)   $101.59             --                  --             --         1.52%
      Highest contract charge 1.45% Class B      $146.53             --                  --             --         3.94%
      All contract charges                            --            985            $145,634           2.08%          --
2011  Lowest contract charge 0.50% Class B       $155.17             --                  --             --         5.28%
      Highest contract charge 1.45% Class B      $140.97             --                  --             --         4.28%
      All contract charges                            --            844            $120,045           2.57%          --
2010  Lowest contract charge 0.50% Class B       $147.39             --                  --             --         5.68%
      Highest contract charge 1.45% Class B      $135.19             --                  --             --         4.66%
      All contract charges                            --            818            $111,731           2.80%          --
2009  Lowest contract charge 0.50% Class B       $139.47             --                  --             --         7.77%
      Highest contract charge 1.45% Class B      $129.17             --                  --             --         6.74%
      All contract charges                            --            666            $ 86,980           3.57%          --
2008  Lowest contract charge 0.50% Class B       $129.41             --                  --             --         1.95%
      Highest contract charge 1.45% Class B      $121.01             --                  --             --         0.98%
      All contract charges                            --            582            $ 71,497           4.88%          --
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B       $136.60             --                  --             --        17.15%
      Highest contract charge 1.45% Class B      $122.91             --                  --             --        16.03%
      All contract charges                            --            442            $ 55,004           1.41%          --
2011  Lowest contract charge 0.50% Class B       $116.60             --                  --             --       (18.39)%
      Highest contract charge 1.45% Class B      $105.93             --                  --             --       (19.17)%
      All contract charges                            --            489            $ 52,486           1.60%          --
2010  Lowest contract charge 0.50% Class B       $142.88             --                  --             --         6.42%
      Highest contract charge 1.45% Class B      $131.06             --                  --             --         5.40%
      All contract charges                            --            552            $ 73,081           2.93%          --
2009  Lowest contract charge 0.50% Class B       $134.26             --                  --             --        29.27%
      Highest contract charge 1.45% Class B      $124.34             --                  --             --        28.04%
      All contract charges                            --            597            $ 74,900           1.59%          --

                                    FSA-131

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                               UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ------------------- ----------------- -------------- ---------
MULTIMANAGER INTERNATIONAL EQUITY (CONTINUED)
2008  Lowest contract charge 0.50% Class B    $103.86            --                   --             --       (47.50)%
      Highest contract charge 1.45% Class B   $ 97.11            --                   --             --       (48.00)%
      All contract charges                         --           616              $60,647           1.53%          --
MULTIMANAGER LARGE CAP CORE EQUITY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $124.33            --                   --             --        13.94%
      Highest contract charge 1.45% Class B   $111.87            --                   --             --        12.84%
      All contract charges                         --           108              $12,243           0.57%          --
2011  Lowest contract charge 0.50% Class B    $109.12            --                   --             --        (7.81)%
      Highest contract charge 1.45% Class B   $ 99.14            --                   --             --        (8.69)%
      All contract charges                         --           125              $12,610           0.30%          --
2010  Lowest contract charge 0.50% Class B    $118.37            --                   --             --        10.98%
      Highest contract charge 1.45% Class B   $108.58            --                   --             --         9.93%
      All contract charges                         --           137              $15,023           0.26%          --
2009  Lowest contract charge 0.50% Class B    $106.66            --                   --             --        31.86%
      Highest contract charge 1.45% Class B   $ 98.77            --                   --             --        30.58%
      All contract charges                         --           150              $15,024           1.43%          --
2008  Lowest contract charge 0.50% Class B    $ 80.89            --                   --             --       (39.85)%
      Highest contract charge 1.45% Class B   $ 75.64            --                   --             --       (40.41)%
      All contract charges                         --           159              $12,192           0.51%          --
MULTIMANAGER LARGE CAP VALUE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $143.09            --                   --             --        15.00%
      Highest contract charge 1.45% Class B   $128.75            --                   --             --        13.89%
      All contract charges                         --           368              $48,051           1.18%          --
2011  Lowest contract charge 0.50% Class B    $124.43            --                   --             --        (6.00)%
      Highest contract charge 1.45% Class B   $113.05            --                   --             --        (6.89)%
      All contract charges                         --           414              $47,447           0.98%          --
2010  Lowest contract charge 0.50% Class B    $132.37            --                   --             --        12.22%
      Highest contract charge 1.45% Class B   $121.41            --                   --             --        11.51%
      All contract charges                         --           468              $57,445           0.87%          --
2009  Lowest contract charge 0.50% Class B    $117.95            --                   --             --        22.65%
      Highest contract charge 1.45% Class B   $108.88            --                   --             --        21.09%
      All contract charges                         --           507              $55,659           1.87%          --
2008  Lowest contract charge 0.50% Class B    $ 96.17            --                   --             --       (37.77)%
      Highest contract charge 1.45% Class B   $ 89.92            --                   --             --       (38.36)%
      All contract charges                         --           523              $47,681           1.42%          --
MULTIMANAGER MID CAP GROWTH
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class B    $130.78            --                   --             --        14.64%
      Highest contract charge 1.45% Class B   $120.32            --                   --             --        13.78%
      All contract charges                         --           511              $62,998           0.00%          --
2011  Lowest contract charge 0.70% Class B    $114.08            --                   --             --        (8.53)%
      Highest contract charge 1.45% Class B   $105.75            --                   --             --        (9.22)%
      All contract charges                         --           573              $61,816           0.00%          --
2010  Lowest contract charge 0.50% Class B    $127.00            --                   --             --        26.24%
      Highest contract charge 1.45% Class B   $116.49            --                   --             --        25.04%
      All contract charges                         --           642              $76,165           0.00%          --
2009  Lowest contract charge 0.50% Class B    $100.60            --                   --             --        41.07%
      Highest contract charge 1.45% Class B   $ 93.16            --                   --             --        39.71%
      All contract charges                         --           679              $64,442           0.00%          --
2008  Lowest contract charge 0.50% Class B    $ 71.31            --                   --             --       (43.86)%
      Highest contract charge 1.45% Class B   $ 66.68            --                   --             --       (44.40)%
      All contract charges                         --           679              $46,112           0.00%          --

                                    FSA-132

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                               UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                             UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                             ---------- ------------------- ----------------- -------------- ---------
MULTIMANAGER MID CAP VALUE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $162.17            --                   --             --        14.24%
      Highest contract charge 1.45% Class B   $145.92            --                   --             --        13.14%
      All contract charges                         --           386              $56,917           0.36%          --
2011  Lowest contract charge 0.50% Class B    $141.96            --                   --             --       (13.77)%
      Highest contract charge 1.45% Class B   $128.97            --                   --             --       (14.58)%
      All contract charges                         --           440              $57,115           0.02%          --
2010  Lowest contract charge 0.50% Class B    $164.62            --                   --             --        24.29%
      Highest contract charge 1.45% Class B   $150.99            --                   --             --        23.10%
      All contract charges                         --           487              $74,122           0.77%          --
2009  Lowest contract charge 0.50% Class B    $132.45            --                   --             --        43.64%
      Highest contract charge 1.45% Class B   $122.66            --                   --             --        42.28%
      All contract charges                         --           487              $60,246           3.10%          --
2008  Lowest contract charge 0.50% Class B    $ 92.21            --                   --             --       (36.28)%
      Highest contract charge 1.45% Class B   $ 86.21            --                   --             --       (36.90)%
      All contract charges                         --           478              $41,835           0.45%          --
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class A    $102.94            --                   --             --         4.81%
      Highest contract charge 1.45% Class A   $ 99.32            --                   --             --         3.80%
      All contract charges                         --           520              $87,757           2.29%          --
2011  Lowest contract charge 0.50% Class A    $ 98.22            --                   --             --         4.80%
      Highest contract charge 1.45% Class A   $ 95.68            --                   --             --         3.81%
      All contract charges                         --           546              $88,897           3.96%          --
2010  Lowest contract charge 0.50% Class A    $ 93.72            --                   --             --         6.36%
      Highest contract charge 1.45% Class A   $ 92.17            --                   --             --         5.35%
      All contract charges                         --           586              $92,038           2.82%          --
2009  Lowest contract charge 0.50% Class A    $ 88.11            --                   --             --         9.36%
      Highest contract charge 1.45% Class A   $ 87.49            --                   --             --         8.32%
      All contract charges                         --           599              $89,248           4.66%          --
2008  Lowest contract charge 0.50% Class A    $ 80.57            --                   --             --       (23.70)%
      Highest contract charge 1.45% Class A   $ 80.77            --                   --             --       (24.43)%
      All contract charges                         --           645              $88,735           9.05%          --
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.50% to 1.30%*
2012  Lowest contract charge 0.50% Class B    $133.36            --                   --             --         4.79%
      Highest contract charge 1.30% Class B   $ 96.76            --                   --             --         3.96%
      All contract charges                         --           300              $31,613           2.29%          --
2011  Lowest contract charge 0.50% Class B    $127.26            --                   --             --         4.55%
      Highest contract charge 1.30% Class B   $ 93.07            --                   --             --         3.72%
      All contract charges                         --           289              $29,574           3.96%          --
2010  Lowest contract charge 0.50% Class B    $121.72            --                   --             --         6.09%
      Highest contract charge 1.30% Class B   $ 89.73            --                   --             --         5.26%
      All contract charges                         --           305              $30,085           2.82%          --
2009  Lowest contract charge 0.50% Class B    $114.73            --                   --             --         9.10%
      Highest contract charge 1.30% Class B   $ 85.24            --                   --             --         8.23%
      All contract charges                         --           277              $26,252           4.66%          --
2008  Lowest contract charge 0.50% Class B    $105.16            --                   --             --       (23.89)%
      Highest contract charge 1.30% Class B   $ 78.76            --                   --             --       (24.49)%
      All contract charges                         --           298              $26,227           9.05%          --
MULTIMANAGER SMALL CAP GROWTH
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B    $126.46            --                   --             --        10.81%
      Highest contract charge 1.45% Class B   $116.86            --                   --             --         9.76%
      All contract charges                         --           327              $38,523           0.00%          --

                                    FSA-133

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------------------
                                                                         UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ------------------- ----------------- -------------- ---------
MULTIMANAGER SMALL CAP GROWTH (CONTINUED)
2011  Lowest contract charge 0.50% Class B              $114.12             --                  --             --       (16.10)%
      Highest contract charge 1.45% Class B             $106.47             --                  --             --       (16.90)%
      All contract charges                                   --            365            $ 39,106           0.00%          --
2010  Lowest contract charge 0.50% Class B              $136.02             --                  --             --        27.01%
      Highest contract charge 1.45% Class B             $128.13             --                  --             --        25.81%
      All contract charges                                   --            410            $ 52,764           0.00%          --
2009  Lowest contract charge 0.50% Class B              $107.09             --                  --             --        33.86%
      Highest contract charge 1.45% Class B             $101.85             --                  --             --        32.58%
      All contract charges                                   --            429            $ 43,863           0.00%
2008  Lowest contract charge 0.50% Class B              $ 80.00             --                  --             --       (42.40)%
      Highest contract charge 1.45% Class B             $ 76.82             --                  --             --       (42.96)%
      All contract charges                                   --            416            $ 32,215           0.00%          --
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B              $189.51             --                  --             --        16.19%
      Highest contract charge 1.45% Class B             $138.95             --                  --             --        15.08%
      All contract charges                                   --            629            $112,152           0.58%          --
2011  Lowest contract charge 0.50% Class B              $163.11             --                  --             --        (9.47)%
      Highest contract charge 1.45% Class B             $120.74             --                  --             --       (10.34)%
      All contract charges                                   --            696            $107,551           0.07%          --
2010  Lowest contract charge 0.50% Class B              $180.17             --                  --             --        23.89%
      Highest contract charge 1.45% Class B             $134.66             --                  --             --        22.70%
      All contract charges                                   --            783            $134,605           0.15%          --
2009  Lowest contract charge 0.50% Class B              $145.43             --                  --             --        25.78%
      Highest contract charge 1.45% Class B             $109.75             --                  --             --        24.59%
      All contract charges                                   --            853            $119,151           1.05%          --
2008  Lowest contract charge 0.50% Class B              $115.62             --                  --             --       (38.17)%
      Highest contract charge 1.45% Class B             $ 88.09             --                  --             --       (38.77)%
      All contract charges                                   --            872            $ 97,762           0.25%          --
MULTIMANAGER TECHNOLOGY
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B              $135.22             --                  --             --        12.86%
      Highest contract charge 1.45% Class B             $121.67             --                  --             --        11.78%
      All contract charges                                   --            919            $113,684           0.00%          --
2011  Lowest contract charge 0.50% Class B              $119.81             --                  --             --        (5.30)%
      Highest contract charge 1.45% Class B             $108.85             --                  --             --        (6.20)%
      All contract charges                                   --            978            $108,102           0.00%          --
2010  Lowest contract charge 0.50% Class B              $126.51             --                  --             --        17.11%
      Highest contract charge 1.45% Class B             $116.04             --                  --             --        16.00%
      All contract charges                                   --          1,075            $126,366           0.00%          --
2009  Lowest contract charge 0.50% Class B              $108.02             --                  --             --        57.65%
      Highest contract charge 1.45% Class B             $100.03             --                  --             --        56.15%
      All contract charges                                   --          1,128            $114,338           0.00%          --
2008  Lowest contract charge 0.50% Class B              $ 68.52             --                  --             --       (47.34)%
      Highest contract charge 1.45% Class B             $ 64.06             --                  --             --       (47.85)%
      All contract charges                                   --            995            $ 64,569           0.00%          --
OPPENHEIMER MAIN STREET FUND(R) /VA
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Service Class (n)    $123.06             --                  --             --        16.02%
      Highest contract charge 1.20% Service Class (n)   $120.74             --                  --             --        15.20%
      All contract charges                                   --              4            $    521           0.60%          --
2011  Lowest contract charge 0.50% Service Class (n)    $106.07             --                  --             --        (0.80)%
      Highest contract charge 1.20% Service Class (n)   $104.81             --                  --             --        (1.50)%
      All contract charges                                   --              2            $    187           0.41%          --

                                    FSA-134

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------------------
                                                                         UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                       UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                       ---------- ------------------- ----------------- -------------- ---------
OPPENHEIMER MAIN STREET FUND(R) /VA (CONTINUED)
2010  Lowest contract charge 1.20% Service Class (n)    $106.41            --                   --             --         7.17%
      Highest contract charge 1.20% Service Class (n)   $106.41            --                   --             --         7.17%
      All contract charges                                   --            --              $    52           0.00%          --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY
 PORTFOLIO
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Advisor Class (n)    $119.10            --                   --             --         4.59%
      Highest contract charge 1.20% Advisor Class (n)   $116.86            --                   --             --         3.86%
      All contract charges                                   --            31              $ 3,633           2.52%          --
2011  Lowest contract charge 0.50% Advisor Class (n)    $113.87            --                   --             --        (8.01)%
      Highest contract charge 1.20% Advisor Class (n)   $112.52            --                   --             --        (8.65)%
      All contract charges                                   --            16              $ 1,926          14.41%          --
2010  Lowest contract charge 0.90% Advisor Class (n)    $123.43            --                   --             --        22.88%
      Highest contract charge 1.20% Advisor Class (n)   $123.17            --                   --             --        22.63%
      All contract charges                                   --             4              $   561          11.03%          --
TARGET 2015 ALLOCATION
      Unit Value 0.50% to 1.35%*
2012  Lowest contract charge 0.50% Class B              $112.77            --                   --             --        10.31%
      Highest contract charge 1.35% Class B             $106.82            --                   --             --         9.37%
      All contract charges                                   --           208              $22,217           1.35%          --
2011  Lowest contract charge 0.50% Class B              $102.23            --                   --             --        (3.30)%
      Highest contract charge 1.35% Class B             $ 97.67            --                   --             --        (4.13)%
      All contract charges                                   --           217              $21,215           1.57%          --
2010  Lowest contract charge 0.50% Class B              $105.72            --                   --             --        10.17%
      Highest contract charge 1.45% Class B             $101.43            --                   --             --         9.12%
      All contract charges                                   --           202              $20,501           1.52%          --
2009  Lowest contract charge 0.50% Class B              $ 95.96            --                   --             --        19.71%
      Highest contract charge 1.45% Class B             $ 92.95            --                   --             --        18.56%
      All contract charges                                   --           171              $15,922           4.64%          --
2008  Lowest contract charge 0.50% Class B              $ 80.16            --                   --             --       (30.82)%
      Highest contract charge 1.45% Class B             $ 78.40            --                   --             --       (31.49)%
      All contract charges                                   --           128              $10,137           3.62%          --
TARGET 2025 ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B              $110.93            --                   --             --        12.28%
      Highest contract charge 1.45% Class B             $104.41            --                   --             --        11.22%
      All contract charges                                   --           333              $34,948           1.44%          --
2011  Lowest contract charge 0.50% Class B              $ 98.80            --                   --             --        (4.38)%
      Highest contract charge 1.45% Class B             $ 93.88            --                   --             --        (5.30)%
      All contract charges                                   --           306              $28,988           1.45%          --
2010  Lowest contract charge 0.50% Class B              $103.33            --                   --             --        11.38%
      Highest contract charge 1.45% Class B             $ 99.13            --                   --             --        10.32%
      All contract charges                                   --           272              $27,184           1.46%          --
2009  Lowest contract charge 0.50% Class B              $ 92.77            --                   --             --        22.58%
      Highest contract charge 1.45% Class B             $ 89.86            --                   --             --        21.42%
      All contract charges                                   --           222              $20,037           4.87%          --
2008  Lowest contract charge 0.50% Class B              $ 75.68            --                   --             --       (35.34)%
      Highest contract charge 1.45% Class B             $ 74.01            --                   --             --       (35.96)%
      All contract charges                                   --           143              $10,694           3.46%          --
TARGET 2035 ALLOCATION
      Unit Value 0.50% to 1.45%*
2012  Lowest contract charge 0.50% Class B              $109.83            --                   --             --        13.54%
      Highest contract charge 1.45% Class B             $103.37            --                   --             --        12.46%
      All contract charges                                   --           295              $30,826           1.51%          --

                                    FSA-135

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                                   UNITS        ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE OUTSTANDING (000'S)   VALUE (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ------------------- ----------------- -------------- ---------
TARGET 2035 ALLOCATION (CONTINUED)
2011  Lowest contract charge 0.70% Class B        $ 95.70            --                   --             --        (5.31)%
      Highest contract charge 1.45% Class B       $ 91.92            --                   --             --        (6.03)%
      All contract charges                             --           258              $23,880           1.44%          --
2010  Lowest contract charge 0.50% Class B        $101.96            --                   --             --        12.16%
      Highest contract charge 1.45% Class B       $ 97.82            --                   --             --        11.09%
      All contract charges                             --           219              $21,513           1.41%          --
2009  Lowest contract charge 0.50% Class B        $ 90.90            --                   --             --        24.93%
      Highest contract charge 1.45% Class B       $ 88.05            --                   --             --        23.74%
      All contract charges                             --           169              $14,876           4.83%          --
2008  Lowest contract charge 0.50% Class B        $ 72.76            --                   --             --       (38.34)%
      Highest contract charge 1.45% Class B       $ 71.16            --                   --             --       (38.94)%
      All contract charges                             --            97              $ 6,992           3.39%          --
TARGET 2045 ALLOCATION
      Unit Value 0.70% to 1.45%*
2012  Lowest contract charge 0.70% Class B        $106.39            --                   --             --        14.62%
      Highest contract charge 1.45% Class B       $101.41            --                   --             --        13.75%
      All contract charges                             --           213              $21,756           1.59%          --
2011  Lowest contract charge 0.70% Class B        $ 92.82            --                   --             --        (6.19)%
      Highest contract charge 1.45% Class B       $ 89.15            --                   --             --        (6.90)%
      All contract charges                             --           179              $16,081           1.35%          --
2010  Lowest contract charge 0.50% Class B        $ 99.81            --                   --             --        12.71%
      Highest contract charge 1.45% Class B       $ 95.76            --                   --             --        11.65%
      All contract charges                             --           147              $14,276           1.25%          --
2009  Lowest contract charge 0.50% Class B        $ 88.55            --                   --             --        27.14%
      Highest contract charge 1.45% Class B       $ 85.77            --                   --             --        25.91%
      All contract charges                             --           117              $10,042           4.83%          --
2008  Lowest contract charge 0.50% Class B        $ 69.65            --                   --             --       (41.63)%
      Highest contract charge 1.45% Class B       $ 68.12            --                   --             --       (42.18)%
      All contract charges                             --            69              $ 4,692           2.97%          --
TEMPLETON GLOBAL BOND SECURITIES FUND
      Unit Value 0.50% to 1.20%*
2012  Lowest contract charge 0.50% Class 2 (n)    $118.35            --                   --             --        14.49%
      Highest contract charge 1.20% Class 2 (n)   $116.12            --                   --             --        13.69%
      All contract charges                             --           135              $15,647           6.09%          --
2011  Lowest contract charge 0.70% Class 2 (n)    $103.02            --                   --             --        (1.56)%
      Highest contract charge 1.20% Class 2 (n)   $102.14            --                   --             --        (2.06)%
      All contract charges                             --            65              $ 6,603           5.27%          --
2010  Lowest contract charge 0.90% Class 2 (n)    $104.51            --                   --             --         4.37%
      Highest contract charge 1.20% Class 2 (n)   $104.29            --                   --             --         4.16%
      All contract charges                             --            19              $ 2,035           0.24%          --
VAN ECK VIP GLOBAL HARD ASSETS FUND
      Unit Value 0.50% to 1.34%*
2012  Lowest contract charge 0.50% Common
       Shares (u)                                 $ 85.55            --                   --             --         2.59%
      Highest contract charge 1.34% Common
       Shares (u)                                 $ 84.37            --                   --             --         1.72%
      All contract charges                             --           164              $13,909           0.74%          --
2011  Lowest contract charge 0.50% Common
       Shares (u)                                 $ 83.39            --                   --             --       (16.43)%
      Highest contract charge 1.34% Common
       Shares (u)                                 $ 82.94            --                   --             --       (16.86)%
      All contract charges                             --            76              $ 6,314           0.00%          --

   ----------
  (a)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
  (b)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (c)EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
  (d)EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
  (e)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.

                                    FSA-136

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2012

8. Financial Highlights (Concluded)

  (f)Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
  (g)EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
  (h)EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
  (i)EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
  (j)EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
  (k)Units were made available for sale on July 10, 2009
  (l)Units were made available for sale on September 18, 2009.
  (m)Units were made available for sale on September 30, 2009.
  (n)Units were made available on May 3, 2010.
  (o)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
  (p)Units were made available on September 20, 2010.
  (q)Invesco V.I. Dividend Growth Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011.
  (r)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
  (s)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
  (t)Units were made available on May 2, 2011.
  (u)Units were made available on May 20, 2011.
  (v)Units were made available on June 8, 2012.
  (w)Units were made available on August 17, 2012.
  * Expenses as percentage of average net assets consisting of mortality, risk, financial accounting and other expenses, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of trust fees and expenses divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2012 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-137

                             FINANCIAL STATEMENTS

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm.................... F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2012 and 2011.................. F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31,
   2012, 2011 and 2010..................................................... F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended
   December 31, 2012, 2011 and 2010........................................ F-4
  Consolidated Statements of Equity, Years Ended December 31, 2012, 2011
   and 2010................................................................ F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2012,
   2011 and 2010........................................................... F-6
  Notes to Consolidated Financial Statements............................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the notes to Consolidated Financial Statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs associated with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 8, 2013

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2012 AND 2011

                                                                                        2012       2011
                                                                                     ---------- ----------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   33,607 $   31,992
 Mortgage loans on real estate......................................................      5,059      4,281
 Equity real estate, held for the production of income..............................          4         99
 Policy loans.......................................................................      3,512      3,542
 Other equity investments...........................................................      1,643      1,707
 Trading securities.................................................................      2,309        982
 Other invested assets..............................................................      1,828      2,340
                                                                                     ---------- ----------
   Total investments................................................................     47,962     44,943
Cash and cash equivalents...........................................................      3,162      3,227
Cash and securities segregated, at fair value.......................................      1,551      1,280
Broker-dealer related receivables...................................................      1,605      1,327
Deferred policy acquisition costs...................................................      3,728      3,545
Goodwill and other intangible assets, net...........................................      3,673      3,697
Amounts due from reinsurers.........................................................      3,847      3,542
Loans to affiliates.................................................................      1,037      1,041
Guaranteed minimum income benefit reinsurance asset, at fair value..................     11,044     10,547
Other assets........................................................................      5,095      5,340
Separate Accounts' assets...........................................................     94,139     86,419
                                                                                     ---------- ----------

TOTAL ASSETS........................................................................ $  176,843 $  164,908
                                                                                     ========== ==========

LIABILITIES
Policyholders' account balances..................................................... $   28,263 $   26,033
Future policy benefits and other policyholders liabilities..........................     22,687     21,595
Broker-dealer related payables......................................................        664        466
Customers related payables..........................................................      2,562      1,889
Amounts due to reinsurers...........................................................         75         74
Short-term and long-term debt.......................................................        523        645
Loans from affiliates...............................................................      1,325      1,325
Current and deferred income taxes...................................................      5,172      5,104
Other liabilities...................................................................      3,503      3,815
Separate Accounts' liabilities......................................................     94,139     86,419
                                                                                     ---------- ----------
   Total liabilities................................................................    158,913    147,365
                                                                                     ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding.          2          2
 Capital in excess of par value.....................................................      5,992      5,743
 Retained earnings..................................................................      9,125      9,392
 Accumulated other comprehensive income (loss)......................................        317       (297)
                                                                                     ---------- ----------
   Total AXA Equitable's equity.....................................................     15,436     14,840
                                                                                     ---------- ----------
Noncontrolling interest.............................................................      2,494      2,703
                                                                                     ---------- ----------
   Total equity.....................................................................     17,930     17,543
                                                                                     ---------- ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  176,843 $  164,908
                                                                                     ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                           2012      2011      2010
                                                                         --------  --------  --------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $  3,334  $  3,312  $  3,067
Premiums................................................................      514       533       530
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     (978)    2,374      (284)
 Other investment income (loss).........................................    2,316     2,128     2,260
                                                                         --------  --------  --------
   Total net investment income (loss)...................................    1,338     4,502     1,976
                                                                         --------  --------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................      (96)      (36)     (300)
 Portion of loss recognized in other comprehensive income (loss)........        2         4        18
                                                                         --------  --------  --------
   Net impairment losses recognized.....................................      (94)      (32)     (282)
 Other investment gains (losses), net...................................       (3)      (15)       98
                                                                         --------  --------  --------
     Total investment gains (losses), net...............................      (97)      (47)     (184)
                                                                         --------  --------  --------
Commissions, fees and other income......................................    3,574     3,631     3,702
Increase (decrease) in the fair value of the reinsurance contract asset.      497     5,941     2,350
                                                                         --------  --------  --------
     Total revenues.....................................................    9,160    17,872    11,441
                                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................    2,989     4,360     3,082
Interest credited to policyholders' account balances....................    1,166       999       950
Compensation and benefits...............................................    1,672     2,263     1,953
Commissions.............................................................    1,248     1,195     1,044
Distribution related payments...........................................      367       303       287
Amortization of deferred sales commissions..............................       40        38        47
Interest expense........................................................      108       106       106
Amortization of deferred policy acquisition costs.......................      576     3,620      (326)
Capitalization of deferred policy acquisition costs.....................     (718)     (759)     (655)
Rent expense............................................................      201       240       244
Amortization of other intangible assets.................................       24        24        23
Other operating costs and expenses......................................    1,429     1,359     1,438
                                                                         --------  --------  --------
     Total benefits and other deductions................................    9,102    13,748     8,193
                                                                         --------  --------  --------
Earnings (loss) from continuing operations, before income taxes......... $     58  $  4,124  $  3,248
Income tax (expense) benefit............................................      158    (1,298)     (789)
                                                                         --------  --------  --------

Net earnings (loss).....................................................      216     2,826     2,459
 Less: net (earnings) loss attributable to the noncontrolling interest..     (121)      101      (235)
                                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....................... $     95  $  2,927  $  2,224
                                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                2012     2011      2010
                                                                               ------  --------  --------
                                                                                      (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $  216  $  2,826  $  2,459
                                                                               ------  --------  --------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......    580       366       459
 Defined benefit plans:
   Net gain (loss) arising during year........................................    (82)     (169)     (121)
   Prior service cost arising during year.....................................      1        --        --
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........    106        94        82
     Amortization of net prior service credit included in net periodic cost...      1         1        (1)
                                                                               ------  --------  --------
       Other comprehensive income (loss) -- defined benefit plans.............     26       (74)      (40)
                                                                               ------  --------  --------
Total other comprehensive income (loss), net of income taxes..................    606       292       419
                                                                               ------  --------  --------

Comprehensive income (loss)...................................................    822     3,118     2,878

 Less: Comprehensive (income) loss attributable to noncontrolling interest....   (113)      122      (228)
                                                                               ------  --------  --------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $  709  $  3,240  $  2,650
                                                                               ======  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                               2012       2011       2010
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,743      5,593      5,583
 Changes in capital in excess of par value.................................       249        150         10
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,992      5,743      5,593
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     9,392      6,844      4,920
 Net earnings (loss).......................................................        95      2,927      2,224
 Stockholder dividends.....................................................      (362)      (379)      (300)
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................     9,125      9,392      6,844
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (297)      (610)    (1,036)
 Other comprehensive income (loss).........................................       614        313        426
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................       317       (297)      (610)
                                                                            ---------  ---------  ---------

   Total AXA Equitable's equity, end of year...............................    15,436     14,840     11,829
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     2,703      3,118      3,269
 Purchase of AllianceBernstein Units by noncontrolling interest............        --          1          5
 Purchase of noncontrolling interest in consolidated entity................        --        (31)        (5)
 Repurchase of AllianceBernstein Holding units.............................      (145)      (140)      (148)
 Net earnings (loss) attributable to noncontrolling interest...............       121       (101)       235
 Dividends paid to noncontrolling interest.................................      (219)      (312)      (357)
 Other comprehensive income (loss) attributable to noncontrolling interest.        (8)       (21)        (7)
 Other changes in noncontrolling interest..................................        42        189        126
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,494      2,703      3,118
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  17,930  $  17,543  $  14,947
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                              2012     2011      2010
                                                                                            -------  --------  --------
                                                                                                   (IN MILLIONS)
Net earnings (loss)........................................................................ $   216  $  2,826  $  2,459
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................   1,166       999       950
 Universal life and investment-type product policy fee income..............................  (3,334)   (3,312)   (3,067)
 Net change in broker-dealer and customer related receivables/payables.....................     383       266       125
 (Income) loss related to derivative instruments...........................................     978    (2,374)      284
 Change in reinsurance recoverable with affiliate..........................................    (207)     (242)     (233)
 Investment (gains) losses, net............................................................      97        47       184
 Change in segregated cash and securities, net.............................................    (272)     (170)     (124)
 Change in deferred policy acquisition costs...............................................    (142)    2,861      (981)
 Change in future policy benefits..........................................................     876     2,110     1,136
 Change in current and deferred income taxes...............................................    (254)    1,226       803
 Real estate asset write-off charge........................................................      42         5        26
 Change in the fair value of the reinsurance contract asset................................    (497)   (5,941)   (2,350)
 Amortization of deferred compensation.....................................................      22       418       178
 Amortization of deferred sales commission.................................................      40        38        47
 Amortization of reinsurance cost..........................................................      47       211       274
 Other depreciation and amortization.......................................................     157       146       161
 Amortization of other intangibles.........................................................      24        24        23
 Other, net................................................................................    (122)      (76)      111
                                                                                            -------  --------  --------

Net cash provided by (used in) operating activities........................................    (780)     (938)        6
                                                                                            -------  --------  --------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........   3,551     3,435     2,753
 Sales of investments......................................................................   1,951     1,141     3,398
 Purchases of investments..................................................................  (7,893)   (7,970)   (7,068)
 Cash settlements related to derivative instruments........................................    (287)    1,429      (651)
 Change in short-term investments..........................................................      34        16       (53)
 Decrease in loans to affiliates...........................................................       4        --         3
 Investment in capitalized software, leasehold improvements and EDP equipment..............     (66)     (104)      (62)
 Other, net................................................................................      14        25       (25)
                                                                                            -------  --------  --------

Net cash provided by (used in) investing activities........................................  (2,692)   (2,028)   (1,705)
                                                                                            -------  --------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                                  (CONTINUED)

                                                                         2012      2011      2010
                                                                       --------  --------  --------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  5,437  $  4,461  $  3,187
   Withdrawals and transfers to Separate Accounts.....................     (982)     (821)     (483)
 Change in short-term financings......................................     (122)      220       (24)
 Change in collateralized pledged liabilities.........................     (288)      989      (270)
 Change in collateralized pledged assets..............................       (5)       99       533
 Capital contribution.................................................      195        --        --
 Shareholder dividends paid...........................................     (362)     (379)     (300)
 Repurchase of AllianceBernstein Holding units........................     (238)     (221)     (235)
 Distribution to noncontrolling interest in consolidated subsidiaries.     (219)     (312)     (357)
 Other, net...........................................................       (9)        2        11
                                                                       --------  --------  --------

Net cash provided by (used in) financing activities...................    3,407     4,038     2,062
                                                                       --------  --------  --------

Change in cash and cash equivalents...................................      (65)    1,072       363
Cash and cash equivalents, beginning of year..........................    3,227     2,155     1,792
                                                                       --------  --------  --------

Cash and Cash Equivalents, End of Year................................ $  3,162  $  3,227  $  2,155
                                                                       ========  ========  ========

Supplemental cash flow information:
 Interest Paid........................................................ $    107  $    107  $    110
                                                                       ========  ========  ========
 Income Taxes (Refunded) Paid......................................... $    271  $     36  $    (27)
                                                                       ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2012 and 2011, the Company's economic interest in AllianceBernstein was 39.5% and 37.3%, respectively. At December 31, 2012 and 2011, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 65.5% and 64.6%. AXA Equitable as the General Partner of the limited partnership consolidates AllianceBernstein in the Company's consolidated financial statements.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2012 and 2011, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2012 and 2011, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2012 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2012, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $22 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2012," "2011" and "2010" refer to the years ended December 31, 2012, 2011 and 2010, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Retrospective Adoption of Accounting Pronouncements

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                                    AS PREVIOUSLY REPORTED      ADJUSTMENT            AS ADJUSTED
                                    --------------------   --------------------  --------------------
                                        DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                    --------------------   --------------------  --------------------
                                       2011        2010       2011       2010       2011       2010
                                    ---------   ---------  ---------  ---------  ---------  ---------
                                                              (IN MILLIONS)
ASSETS:
 Deferred policy acquisition costs. $   4,653   $   8,383  $  (1,108) $  (1,880) $   3,545  $   6,503
LIABILITIES:
 Current and deferred income taxes.     5,491       4,315       (387)      (658)     5,104      3,657
EQUITY:
 Retained earnings.................    10,120       8,085       (728)    (1,241)     9,392      6,844
 Accumulated other comprehensive
   income (loss)...................      (304)       (629)         7         19       (297)      (610)
 Total AXA Equitable's equity......    15,561      13,051       (721)    (1,222)    14,840     11,829
 Total equity......................    18,264      16,169       (721)    (1,222)    17,543     14,947

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

                                                                     AS PREVIOUSLY
                                                                       REPORTED     ADJUSTMENT AS ADJUSTED
                                                                    --------------  ---------- -----------
                                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $        4,680  $  (1,060) $    3,620
       Capitalization of deferred policy acquisition costs.........         (1,030)       271        (759)
   Earnings (loss) from continuing operations, before income taxes.          3,335        789       4,124
   Income tax (expense) benefit....................................         (1,022)      (276)     (1,298)
   Net earnings (loss).............................................          2,313        513       2,826
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,414        513       2,927

YEAR ENDED DECEMBER 31, 2010
   Benefits and Other Deductions:
       Amortization of deferred policy acquisition costs........... $          168  $    (494) $     (326)
       Capitalization of deferred policy acquisition costs.........           (916)       261        (655)
   Earnings (loss) from continuing operations, before income taxes.          3,015        233       3,248
   Income tax (expense) benefit....................................           (707)       (82)       (789)
   Net earnings (loss).............................................          2,308        151       2,459
   Net Earnings (Loss) Attributable to AXA Equitable...............          2,073        151       2,224

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                 AS PREVIOUSLY
                                                   REPORTED       ADJUSTMENT     AS ADJUSTED
                                                --------------  --------------  ------------
                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,313  $          513  $      2,826
   Change in deferred policy acquisition costs.          3,650            (789)        2,861
   Change in current and deferred income taxes.            950             276         1,226

YEAR ENDED DECEMBER 31, 2010
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................ $        2,308  $          151  $      2,459
   Change in deferred policy acquisition costs.           (748)           (233)         (981)
   Change in current and deferred income taxes.            721              82           803

   Adoption of New Accounting Pronouncements

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and International Financial Reporting Standards ("IFRS"). The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

     . Consider the receivable impaired when calculating the allowance for credit losses; and

     . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance is effective for interim and annual periods beginning after December 31, 2012. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by IFRS. The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or
   (2) subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2012 and 2011, the carrying value of COLI was $715 million and $737 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

     . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

     . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

     . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

     . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

     . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

     . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

     . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

     . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

     . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2012 and 2011, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $52 million for commercial and $2 million and $5 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GWBL and other features is that under-performance of the financial markets could result in GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized interest rate volatility was hedged through December 31, 2012 using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   At the end of 2012, AXA Equitable adjusted its long term view of interest rates and persistency and proceeded to reduce the size of its GMIB and GMDB interest rate hedges, changed their maturity and began to fully unwind its swaption position hedging exposure to interest rate volatility. AXA Equitable completed the full unwind in early 2013.

   GIB and GWBL and other features and reinsurance contract asset covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the GIB and GWBL and other features which are reported in Policyholder's benefits and the GMIB reinsurance contract asset are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to the Company's existing programs, in first quarter 2012, the Company entered into interest rate swaps related to the Company's GMDB and GMIB block of business issued prior to 2001 to manage exposure to interest rate fluctuations.

   The Company periodically, including during 2012, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   The Company also uses equity and commodity index options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and has equity future derivative contracts specifically to minimize such risk.

   In second quarter 2012, the Company entered into futures and total return swaps on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions covered fees expected to be earned through December 31, 2012 of the current year from the Company's Separate Account products. As of December 31, 2012, all positions had matured.

   At December 31, 2012, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $270 million. At December 31, 2012, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $100 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $7 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2012 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2012 and December 31, 2011, respectively, the Company held $1,165 million and $1,438 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2012, and 2011, respectively, were $5 million and $4 million, for which the Company posted collateral of $5 million in 2012, and held collateral of $3 million in 2011 in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2012, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   At December 31, 2012 and 2011, respectively, the fair value of public fixed maturities is approximately $25,591 million and $24,534 million or approximately 19.2% and 19.8% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2012 and 2011, respectively, the fair value of private fixed maturities is approximately $8,016 million and $7,459 million or approximately 6.0% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2012 and 2011, respectively, the net fair value of freestanding derivative positions is approximately $1,163 million and $1,536 million or approximately 92.2% and 92.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2 million at December 31, 2012 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2012.

   At December 31, 2012 and 2011, respectively, investments classified as Level 1 comprise approximately 70.3% and 70.2% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2012 and 2011, respectively, investments classified as Level 2 comprise approximately 28.4% and 28.2% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2012 and 2011, respectively, approximately $1,966 million and $1,718 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   At December 31, 2012 and 2011, respectively, investments classified as Level 3 comprise approximately 1.3% and 1.6% of assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2012 and 2011, respectively, were approximately $222 million and $347 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,021 million and $1,088 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2012 and 2011, respectively. At December 31, 2012, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other feature's liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $447 million and $688 million at December 31, 2012 and 2011, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2012. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Certain other products such as Access Accounts are held at book value.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL products and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2012, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.71% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.71% net of product weighted average Separate Account fees) and 0.0% (-2.29% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2012, current projections of future average gross market returns assume a 0.0% annualized return for the next two quarters, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in eight quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2012, the average rate of assumed investment yields, excluding policy loans, was 5.15% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and GIB features. The Company previously issued certain variable annuity products with GWBL and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2012, participating policies, including those in the Closed Block, represent approximately 6.2% ($22,418 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2012, 2011 and 2010, investment results of such Separate Accounts were gains (losses) of $10,110 million, $(2,928) million and $10,117 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2012 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2012. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                   GROSS       GROSS
                                       AMORTIZED UNREALIZED  UNREALIZED                OTTI
                                         COST      GAINS       LOSSES    FAIR VALUE IN AOCI/(3)/
                                       --------- ---------- ------------ ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $  20,854 $    2,364 $         20 $  23,198  $         --
 U.S. Treasury, government and agency.     4,664        517            1     5,180            --
 States and political subdivisions....       445         85           --       530            --
 Foreign governments..................       454         76           --       530            --
 Commercial mortgage-backed...........     1,175         16          291       900            13
 Residential mortgage-backed/(1)/.....     1,864         85           --     1,949            --
 Asset-backed/(2)/....................       175         12            5       182             5
 Redeemable preferred stock...........     1,089         60           11     1,138            --
                                       --------- ---------- ------------ ---------  ------------
   Total Fixed Maturities.............    30,720      3,215          328    33,607            18

Equity securities.....................        23          1           --        24            --
                                       --------- ---------- ------------ ---------  ------------

Total at December 31, 2012............ $  30,743 $    3,216 $        328 $  33,631  $         18
                                       ========= ========== ============ =========  ============

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

                                                    Gross       Gross
                                       Amortized  Unrealized  Unrealized                OTTI
                                         Cost       Gains       Losses    Fair Value in AOCI/(3)/
                                       --------- ------------ ----------- ---------- -----------
                                                             (In Millions)
December 31, 2011:
Fixed Maturities:
 Corporate............................ $  21,444 $      1,840 $       147 $  23,137  $        --
 U.S. Treasury, government and agency.     3,598          350          --     3,948           --
 States and political subdivisions....       478           64           2       540           --
 Foreign governments..................       461           65           1       525           --
 Commercial mortgage-backed...........     1,306            7         411       902           22
 Residential mortgage-backed/(1)/.....     1,556           90          --     1,646           --
 Asset-backed/(2)/....................       260           15          11       264            6
 Redeemable preferred stock...........     1,106           38         114     1,030           --
                                       --------- ------------ ----------- ---------  -----------
   Total Fixed Maturities.............    30,209        2,469         686    31,992           28

Equity securities.....................        18            1          --        19           --
                                       --------- ------------ ----------- ---------  -----------

Total at December 31, 2011............ $  30,227 $      2,470 $       686 $  32,011  $        28
                                       ========= ============ =========== =========  ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2012 and 2011, respectively, the Company had trading fixed maturities with an amortized cost of $194 million and $172 million and carrying values of $202 million and $172 million. Gross unrealized gains on trading fixed maturities were $12 million and $4 million and gross unrealized losses were $4 million and $4 million for 2012 and 2011, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2012 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2012

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   3,018 $   3,088
          Due in years two through five..........     5,801     6,333
          Due in years six through ten...........     9,877    11,140
          Due after ten years....................     7,721     8,877
                                                  --------- ---------
             Subtotal............................    26,417    29,438
          Commercial mortgage-backed securities..     1,175       900
          Residential mortgage-backed securities.     1,864     1,949
          Asset-backed securities................       175       182
                                                  --------- ---------
          Total.................................. $  29,631 $  32,469
                                                  ========= =========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2012, 2011 and 2010:

                                                   December 31,
                                             -----------------------
                                              2012    2011     2010
                                             ------  ------  -------
                                                  (IN MILLIONS)
Proceeds from sales......................... $  139  $  340  $   840
                                             ======  ======  =======
Gross gains on sales........................ $   13  $    6  $    28
                                             ======  ======  =======
Gross losses on sales....................... $  (12) $   (9) $   (16)
                                             ======  ======  =======
Total OTTI.................................. $  (96) $  (36) $  (300)
Non-credit losses recognized in OCI.........      2       4       18
                                             ------  ------  -------
Credit losses recognized in earnings (loss). $  (94) $  (32) $  (282)
                                             ======  ======  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                          2012     2011
                                                                                        -------  -------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................. $  (332) $  (329)
Previously recognized impairments on securities that matured, paid, prepaid or sold....      54       29
Recognized impairments on securities impaired to fair value this period/(1)/...........      --       --
Impairments recognized this period on securities not previously impaired...............     (62)     (27)
Additional impairments this period on securities previously impaired...................     (32)      (5)
Increases due to passage of time on previously recorded credit losses..................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows.      --       --
                                                                                        -------  -------
Balances at December 31,............................................................... $  (372) $  (332)
                                                                                        =======  =======

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                  DECEMBER 31,
                               ------------------
                                 2012      2011
                               --------  --------
                                  (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (12) $    (47)
   All other..................    2,899     1,830
 Equity securities............        1         1
                               --------  --------
Net Unrealized Gains (Losses). $  2,888  $  1,784
                               ========  ========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                  AOCI GAIN
                                                  NET                                               (LOSS)
                                              UNREALIZED                           DEFERRED       RELATED TO
                                                 GAINS                              INCOME      NET UNREALIZED
                                              (LOSSES) ON          POLICYHOLDERS   TAX ASSET      INVESTMENT
                                              INVESTMENTS   DAC     LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              ----------- ------  --------------  ----------- ------------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $      (47) $    5  $            6  $       12  $              (24)
Net investment gains (losses) arising during
  the period.................................          5      --              --          --                   5
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........         32      --              --          --                  32
   Excluded from Net earnings (loss)/(1)/....         (2)     --              --          --                  (2)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --      (4)             --          --                  (4)
   Deferred income taxes.....................         --      --              --         (10)                (10)
   Policyholders liabilities.................         --      --              (2)         --                  (2)
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2012................... $      (12) $    1  $            4  $        2  $               (5)
                                              ==========  ======  ==============  ==========  ==================

BALANCE, JANUARY 1, 2011..................... $      (16) $    3  $            2  $        4  $               (7)
Net investment gains (losses) arising during
  the period.................................        (32)     --              --          --                 (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          5      --              --          --                   5
   Excluded from Net earnings (loss)/(1)/....         (4)     --              --          --                  (4)

Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................         --       2              --          --                   2
   Deferred income taxes.....................         --      --              --           8                   8
   Policyholders liabilities.................         --      --               4          --                   4
                                              ----------  ------  --------------  ----------  ------------------
BALANCE, DECEMBER 31, 2011................... $      (47) $    5  $            6  $       12  $              (24)
                                              ==========  ======  ==============  ==========  ==================

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                  NET                                                (LOSS)
                                              UNREALIZED                            DEFERRED       RELATED TO
                                                 GAINS                               INCOME      NET UNREALIZED
                                              (LOSSES) ON            POLICYHOLDERS  TAX ASSET      INVESTMENT
                                              INVESTMENTS    DAC      LIABILITIES  (LIABILITY)   GAINS (LOSSES)
                                              ----------- ---------  ------------- -----------  ---------------
                                                                        (IN MILLIONS)
BALANCE, JANUARY 1, 2012..................... $     1,831 $    (207) $       (385) $      (433) $           806
Net investment gains (losses) arising during
  the period.................................       1,008        --            --           --            1,008
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          59        --            --           --               59
   Excluded from Net earnings (loss)/(1)/....           2        --            --           --                2
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --        28            --           --               28
   Deferred income taxes.....................          --        --            --         (308)            (308)
   Policyholders liabilities.................          --        --          (218)          --             (218)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2012................... $     2,900 $    (179) $       (603) $      (741) $         1,377
                                              =========== =========  ============  ===========  ===============

BALANCE, JANUARY 1, 2011..................... $       889 $    (108) $       (121) $      (232) $           428
Net investment gains (losses) arising during
  the period.................................         915        --            --           --              915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          23        --            --           --               23
   Excluded from Net earnings (loss)/(1)/....           4        --            --           --                4
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --       (99)           --           --              (99)
   Deferred income taxes.....................          --        --            --         (201)            (201)
   Policyholders liabilities.................          --        --          (264)          --             (264)
                                              ----------- ---------  ------------  -----------  ---------------
BALANCE, DECEMBER 31, 2011................... $     1,831 $    (207) $       (385) $      (433) $           806
                                              =========== =========  ============  ===========  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 402 issues at December 31, 2012 and the 535 issues at December 31, 2011 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                         LESS THAN 12 MONTHS    12 MONTHS OR LONGER          TOTAL
                                       ----------------------  --------------------  --------------------
                                                     GROSS                  GROSS                 GROSS
                                                   UNREALIZED             UNREALIZED            UNREALIZED
                                       FAIR VALUE    LOSSES    FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                       ---------- -----------  ---------- ---------- ---------- ----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $      562 $        (5) $      208 $     (15) $      770 $     (20)
 U.S. Treasury, government and agency.        513          (1)         --        --         513        (1)
 States and political subdivisions....         20          --          --        --          20        --
 Foreign governments..................          6          --           2        --           8        --
 Commercial mortgage-backed...........          7          (3)        805      (288)        812      (291)
 Residential mortgage-backed..........         27          --           1        --          28        --
 Asset-backed.........................          8          --          36        (5)         44        (5)
 Redeemable preferred stock...........        143          (1)        327       (10)        470       (11)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    1,286 $       (10) $    1,379 $    (318) $    2,665 $    (328)
                                       ========== ===========  ========== =========  ========== =========

December 31, 2011:
Fixed Maturities:
 Corporate............................ $    1,910 $       (96) $      389 $     (51) $    2,299 $    (147)
 U.S. Treasury, government and agency.        149          --          --        --         149        --
 States and political subdivisions....         --          --          18        (2)         18        (2)
 Foreign governments..................         30          (1)          5        --          35        (1)
 Commercial mortgage-backed...........         79         (27)        781      (384)        860      (411)
 Residential mortgage-backed..........         --          --           1        --           1        --
 Asset-backed.........................         49          --          44       (11)         93       (11)
 Redeemable preferred stock...........        341         (28)        325       (86)        666      (114)
                                       ---------- -----------  ---------- ---------  ---------- ---------

Total................................. $    2,558 $      (152) $    1,563 $    (534) $    4,121 $    (686)
                                       ========== ===========  ========== =========  ========== =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2012 and 2011 were $138 million and $139 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2012 and 2011, respectively, approximately $2,095 million and

   $2,179 million, or 6.8% and 7.2%, of the $30,720 million and $30,209 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $224 million and $455 million at December 31, 2012 and 2011, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2012 and 2011, respectively, the Company owned $17 million and $23 million in RMBS backed by subprime residential mortgage loans, and $11 million and $13 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2012, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $17 million.

   At December 31, 2012 and 2011, respectively, the amortized cost of the Company's trading account securities was $2,265 million and $1,014 million with respective fair values of $2,309 million and $982 million. Also at December 31, 2012 and 2011, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $58 million and $48 million and costs of $57 million and $50 million as well as other equity securities with carrying values of $24 million and $19 million and costs of $23 million and $18 million.

   In 2012, 2011 and 2010, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $69 million, $(42) million and $39 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $126 million and $141 million at December 31, 2012 and 2011, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $7 million and $0 million in 2012, 2011 and 2010, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8 million, $7 million and $0 million in 2012, 2011 and 2010, respectively.

   Troubled Debt Restructurings

   In 2011, one of the 2 loans shown in the table below was modified to interest only payments until October 1, 2013, at which time the loan reverts to its normal amortizing payment. In 2012, the second loan was modified retroactive to the July 1, 2012 payment and was converted to interest only payments through maturity in August 2014. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2012

                                           OUTSTANDING RECORDED INVESTMENT
                                 NUMBER   ----------------------------------
                                OF LOANS  PRE-MODIFICATION POST-MODIFICATION
                                --------- ---------------- -----------------
                                                (DOLLARS IN MILLIONS)
Troubled debt restructurings:
   Agricultural mortgage loans.        -- $             -- $              --
   Commercial mortgage loans...         2              126               126
                                --------- ---------------- -----------------
Total..........................         2 $            126 $             126
                                ========= ================ =================

   There were no default payments on the above loans during 2012.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2012, 2011 and 2010 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -----------------------
                                                       2012       2011  2010
                                                    ---------    -----  -----
                                                         (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $      32    $  18  $  --
   Charge-offs.....................................        --       --     --
   Recoveries......................................       (24)      (8)    --
   Provision.......................................        26       22     18
                                                    ---------    -----  -----
Ending Balance, December 31,....................... $      34    $  32  $  18
                                                    =========    =====  =====

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $      34    $  32  $  18
                                                    =========    =====  =====
   Collectively Evaluated for Impairment........... $      --    $  --  $  --
                                                    =========    =====  =====

   Loans Acquired with Deteriorated Credit Quality. $      --    $  --  $  --
                                                    =========    =====  =====

   There were no allowances for credit losses for agricultural mortgage loans in 2012, 2011 and 2010.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2012 and 2011, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                              DEBT SERVICE COVERAGE RATIO
                                   -------------------------------------------------
                                                                               LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO  1.0X TO  THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- -------- ------- ------ --------
                                                         (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    269  $   21  $   --  $     -- $   27  $   -- $    317
 50% - 70%........................      370      75     619       655     --      --    1,719
 70% - 90%........................       61     102     235       445    131      15      989
 90% plus.........................       --      --      --       156     89     165      410
                                   --------  ------  ------  -------- ------  ------ --------

Total Commercial Mortgage Loans... $    700  $  198  $  854  $  1,256 $  247  $  180 $  3,435
                                   ========  ======  ======  ======== ======  ====== ========

AGRICULTURAL MORTGAGE LOANS/(1)/
 0% - 50%......................... $    179  $   84  $  211  $    308 $  177  $   49 $  1,008
 50% - 70%........................      122      29     136       188    116      50      641
 70% - 90%........................       --      --      --         1     --       8        9
 90% plus.........................       --      --      --        --     --      --       --
                                   --------  ------  ------  -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    301  $  113  $  347  $    497 $  293  $  107 $  1,658
                                   ========  ======  ======  ======== ======  ====== ========

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                      DEBT SERVICE COVERAGE RATIO
                           --------------------------------------------------
                                                                        LESS   TOTAL
                            GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                           THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/  --------- ------- -------- -------- ------- ------ --------
                                                  (IN MILLIONS)
TOTAL MORTGAGE LOANS/(1)/
 0% - 50%................. $    448  $  105  $    211 $    308 $  204  $   49 $  1,325
 50% - 70%................      492     104       755      843    116      50    2,360
 70% - 90%................       61     102       235      446    131      23      998
 90% plus.................       --      --        --      156     89     165      410
                           --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans...... $  1,001  $  311  $  1,201 $  1,753 $  540  $  287 $  5,093
                           ========  ======  ======== ======== ======  ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2011

                                              Debt Service Coverage Ratio
                                   --------------------------------------------------
                                                                                Less   Total
                                    Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                   than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/          --------- ------- -------- -------- ------- ------ --------
                                                          (In Millions)
Commercial Mortgage Loans/(1)/
 0% - 50%......................... $    182  $   --  $     33 $     30 $   31  $   -- $    276
 50% - 70%........................      201     252       447      271     45      --    1,216
 70% - 90%........................       --      41       280      318    213      --      852
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Commercial Mortgage Loans... $    383  $  293  $    844 $    754 $  585  $  117 $  2,976
                                   --------  ------  -------- -------- ------  ------ --------

Agricultural Mortgage Loans/(1)/
 0% - 50%......................... $    150  $   89  $    175 $    247 $  190  $    8 $    859
 50% - 70%........................       68      15       101      158     82      45      469
 70% - 90%........................       --      --        --        1     --       8        9
 90% plus.........................       --      --        --       --     --      --       --
                                   --------  ------  -------- -------- ------  ------ --------

Total Agricultural Mortgage Loans. $    218  $  104  $    276 $    406 $  272  $   61 $  1,337
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans/(1)/
 0% - 50%......................... $    332  $   89  $    208 $    277 $  221  $    8 $  1,135
 50% - 70%........................      269     267       548      429    127      45    1,685
 70% - 90%........................       --      41       280      319    213       8      861
 90% plus.........................       --      --        84      135    296     117      632
                                   --------  ------  -------- -------- ------  ------ --------

Total Mortgage Loans.............. $    601  $  397  $  1,120 $  1,160 $  857  $  178 $  4,313
                                   --------  ------  -------- -------- ------  ------ --------

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2012 and 2011, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                          RECORDED
                                                                                         INVESTMENT
                                         90                           TOTAL        (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                        FINANCING               AND
                      DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT  RECEIVABLES            ACCRUING
                      ----- ----- ----------------- ----- -------- ----------- ------------------------------
                                                           (IN MILLIONS)
DECEMBER 31, 2012
 Commercial.......... $  -- $  -- $              -- $  -- $  3,435 $    3,435  $                           --
 Agricultural........     6     1                10    17    1,641      1,658                               9
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
TOTAL MORTGAGE LOANS. $   6 $   1 $              10 $  17 $  5,076 $    5,093  $                            9
                      ===== ===== ================= ===== ======== ==========  ==============================

December 31, 2011
 Commercial.......... $  61 $  -- $              -- $  61 $  2,915 $    2,976  $                           --
 Agricultural........     5     1                 7    13    1,324      1,337                               3
                      ----- ----- ----------------- ----- -------- ----------  ------------------------------
Total Mortgage Loans. $  66 $   1 $               7 $  74 $  4,239 $    4,313  $                            3
                      ===== ===== ================= ===== ======== ==========  ==============================

   The following table provides information relating to impaired loans at December 31, 2012 and 2011, respectively.

                                                IMPAIRED MORTGAGE LOANS

                                                 UNPAID                        AVERAGE           INTEREST
                                      RECORDED  PRINCIPAL    RELATED           RECORDED           INCOME
                                     INVESTMENT  BALANCE    ALLOWANCE       INVESTMENT/(1)/     RECOGNIZED
                                     ---------- ---------  ----------   ----------------------- ----------
                                                                (IN MILLIONS)
DECEMBER 31, 2012:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          2        2           --                         3        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $        2 $      2   $       --   $                     3 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      170 $    170   $      (34)  $                   178 $      10
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
TOTAL............................... $      170 $    170   $      (34)  $                   178 $      10
                                     ========== ========   ==========   ======================= =========

December 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans -- other. $       -- $     --   $       --   $                    -- $      --
 Agricultural mortgage loans........          5        5           --                         5        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $        5 $      5   $       --   $                     5 $      --
                                     ========== ========   ==========   ======================= =========

With related allowance recorded:
 Commercial mortgage loans -- other. $      202 $    202   $      (32)  $                   152 $       8
 Agricultural mortgage loans........         --       --           --                        --        --
                                     ---------- --------   ----------   ----------------------- ---------
Total............................... $      202 $    202   $      (32)  $                   152 $       8
                                     ========== ========   ==========   ======================= =========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,520 million and $1,587 million, respectively, at December 31, 2012 and 2011. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $0 million and $91 million, respectively, at December 31, 2012 and 2011. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $170 million, $179 million and $173 million, respectively, for 2012, 2011 and 2010.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2012 and 2011, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                                                      DECEMBER 31,
                                                                                     --------------
                                                                                      2012    2011
                                                                                     ------  ------
                                                                                      (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost..................................... $  233  $  584
Investments in securities, generally at fair value..................................     54      51
Cash and cash equivalents...........................................................      8      10
Other assets........................................................................     14      13
                                                                                     ------  ------
Total Assets........................................................................ $  309  $  658
                                                                                     ======  ======

Borrowed funds -- third party....................................................... $  162  $  372
Other liabilities...................................................................     11       6
                                                                                     ------  ------
Total liabilities...................................................................    173     378
                                                                                     ------  ------

Partners' capital...................................................................    136     280
                                                                                     ------  ------
Total Liabilities and Partners' Capital............................................. $  309  $  658
                                                                                     ======  ======

The Company's Carrying Value in These Entities Included Above....................... $   63  $  169
                                                                                     ======  ======

                                                                               2012   2011    2010
                                                                              -----  ------  ------
                                                                                  (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  26  $  111  $  110
Net revenues of other limited partnership interests..........................     3       6       3
Interest expense -- third party..............................................    --     (21)    (22)
Other expenses...............................................................   (19)    (61)    (59)
                                                                              -----  ------  ------
Net Earnings (Loss).......................................................... $  10  $   35  $   32
                                                                              =====  ======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $  18  $   20  $   18
                                                                              =====  ======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2012

                                                      FAIR VALUE
                                                -----------------------
                                                                          GAINS (LOSSES)
                                      NOTIONAL     ASSET     LIABILITY      REPORTED IN
                                       AMOUNT   DERIVATIVES DERIVATIVES   EARNINGS (LOSS)
                                      --------- ----------- ----------- -------------------
                                                          (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
 Futures............................. $   6,189 $        -- $        2  $            (1,058)
 Swaps...............................       965           2         56                 (320)
 Options.............................     3,492         443        219                   66

Interest rate contracts:/(1)/
 Floors..............................     2,700         291         --                   68
 Swaps...............................    18,239         554        353                  402
 Futures.............................    14,033          --         --                   84
 Swaptions...........................     7,608         502         --                 (220)

Other freestanding contracts:/(1)/
 Foreign currency Contracts..........        81           1         --                   --
                                                                        -------------------
NET INVESTMENT INCOME (LOSS).........                                                  (978)
                                                                        -------------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...........        --      11,044         --                  497

GIB and GWBL and other features/(2)/.        --          --        265                   26
                                      --------- ----------- ----------  -------------------

Balances, December 31, 2012.......... $  53,307 $    12,837 $      895  $              (455)
                                      ========= =========== ==========  ===================

  /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
  /(2)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2011

                                                       Fair Value
                                                ------------------------
                                                                            Gains (Losses)
                                      Notional     Asset      Liability       Reported In
                                       Amount   Derivatives  Derivatives    Earnings (Loss)
                                      --------- ------------ ----------- ---------------------
                                                            (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
 Futures............................. $   6,443 $         -- $        2  $                 (34)
 Swaps...............................       784           10         21                     33
 Options.............................     1,211           92         85                    (20)

Interest rate contracts:/(1)/
 Floors..............................     3,000          327         --                    139
 Swaps...............................     9,826          503        317                    590
 Futures.............................    11,983           --         --                    849
 Swaptions...........................     7,354        1,029         --                    817

Other freestanding contracts:/(1)/
 Foreign currency contracts..........        38           --         --                     --
                                                                         ---------------------
Net investment income (loss).........                                                    2,374
                                                                         ---------------------

Embedded derivatives:
GMIB reinsurance contracts...........        --       10,547         --                  5,941

GIB and GWBL and other features/(2)/.        --           --        291                   (197)
                                      --------- ------------ ----------  ---------------------

Balances, December 31, 2011.......... $  40,639 $     12,508 $      716  $               8,118
                                      ========= ============ ==========  =====================

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholder liabilities.

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                     2012          2011         2010
                                   --------  ---------------  --------
                                              (IN MILLIONS)
Fixed maturities.................. $  1,529  $         1,555  $  1,616
Mortgage loans on real estate.....      264              241       231
Equity real estate................       14               19        20
Other equity investments..........      189              116       111
Policy loans......................      226              229       234
Short-term investments............       15                5        11
Derivative investments............     (978)           2,374      (284)
Broker-dealer related receivables.       14               13        12
Trading securities................       85              (29)       49
Other investment income...........       33               37        36
                                   --------  ---------------  --------
   Gross investment income (loss).    1,391            4,560     2,036

Investment expenses...............      (50)             (55)      (56)
Interest expense..................       (3)              (3)       (4)
                                   --------  ---------------  --------

Net Investment Income (Loss)...... $  1,338  $         4,502  $  1,976
                                   ========  ===============  ========

   For 2012, 2011 and 2010, respectively, Net investment income (loss) from derivatives included $232 million, $1,303 million and $(968) million of realized gains (losses) on contracts closed during those periods and $746 million, $1,071 million and $684 million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                 2012    2011     2010
                                ------  ------  -------
                                     (IN MILLIONS)
Fixed maturities............... $  (89) $  (29) $  (200)
Mortgage loans on real estate..     (7)    (14)     (18)
Other equity investments.......    (13)     (4)      34
Other..........................     12      --       --
                                ------  ------  -------
Investment Gains (Losses), Net. $  (97) $  (47) $  (184)
                                ======  ======  =======

   For 2012, 2011 and 2010, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $6 million, $10 million and $31 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,472 million at December 31, 2012 and 2011, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2012 and 2011, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $561 million at December 31, 2012 and 2011, respectively and the accumulated amortization of these intangible assets was $360 million and $336 million at December 31, 2012 and 2011, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $23 million and $24 million for 2012, 2011 and 2010, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2012 and 2011, respectively, net deferred sales commissions totaled $95 million and $60 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2012 net asset balance for each of the next five years is $39 million, $26 million, $20 million, $9 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2012, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of

   $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                              DECEMBER 31,
                                                                                                            -----------------
                                                                                                              2012     2011
                                                                                                            -------- --------
                                                                                                              (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.......................................... $  7,942 $  8,121
Policyholder dividend obligation...........................................................................      373      260
Other liabilities..........................................................................................      192       86
                                                                                                            -------- --------
Total Closed Block liabilities.............................................................................    8,507    8,467
                                                                                                            -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,245 and $5,342)..................    5,741    5,686
Mortgage loans on real estate..............................................................................    1,255    1,205
Policy loans...............................................................................................    1,026    1,061
Cash and other invested assets.............................................................................        2       30
Other assets...............................................................................................      232      207
                                                                                                            -------- --------
Total assets designated to the Closed Block................................................................    8,256    8,189
                                                                                                            -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block..............................      251      278

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(47) and $(33)
   and policyholder dividend obligation of $(373) and $(260)...............................................       87       62
                                                                                                            -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.......................... $    338 $    340
                                                                                                            ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                        2012          2011         2010
                                       ------  -----------------  ------
                                                 (IN MILLIONS)
REVENUES:
Premiums and other income............. $  316  $             354  $  365
Investment income (loss)..............    420                438     468
Net investment gains (losses).........     (9)               (10)    (23)
                                       ------  -----------------  ------
Total revenues........................    727                782     810
                                       ------  -----------------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends.    724                757     776
Other operating costs and expenses....     --                  2       2
                                       ------  -----------------  ------
Total benefits and other deductions...    724                759     778
                                       ------  -----------------  ------

Net revenues, before income taxes.....      3                 23      32
Income tax (expense) benefit..........     (1)                (8)    (11)
                                       ------  -----------------  ------
Net Revenues (Losses)................. $    2  $              15  $   21
                                       ======  =================  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2012   2011
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  260 $  119
Unrealized investment gains (losses).    113    141
                                      ------ ------
Balances, End of year................ $  373 $  260
                                      ====== ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2012    2011
                                                ------  ------
                                                 (IN MILLIONS)
Balance, beginning of year..................... $  718  $  772
Contractholder bonus interest credits deferred.     30      34
Amortization charged to income.................   (127)    (88)
                                                ------  ------
Balance, End of Year........................... $  621  $  718
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2012 and 2011, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2012

                                                  LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                                 ---------  --------- --------- ----------
                                                               (IN MILLIONS)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       6  $  22,837 $     355 $   23,198
       U.S. Treasury, government and agency.....        --      5,180        --      5,180
       States and political subdivisions........        --        480        50        530
       Foreign governments......................        --        511        19        530
       Commercial mortgage-backed...............        --         --       900        900
       Residential mortgage-backed/(1)/.........        --      1,940         9      1,949
       Asset-backed/(2)/........................        --         69       113        182
       Redeemable preferred stock...............       242        881        15      1,138
                                                 ---------  --------- --------- ----------
          Subtotal..............................       248     31,898     1,461     33,607
                                                 ---------  --------- --------- ----------
   Other equity investments.....................        78         --        77        155
   Trading securities...........................       446      1,863        --      2,309
   Other invested assets:
       Short-term investments...................        --         98        --         98
       Swaps....................................        --        148        --        148
       Futures..................................        (2)        --        --         (2)
       Options..................................        --        224        --        224
       Floors...................................        --        291        --        291
       Swaptions................................        --        502        --        502
                                                 ---------  --------- --------- ----------
          Subtotal..............................        (2)     1,263        --      1,261
                                                 ---------  --------- --------- ----------
Cash equivalents................................     2,289         --        --      2,289
Segregated securities...........................        --      1,551        --      1,551
GMIB reinsurance contracts......................        --         --    11,044     11,044
Separate Accounts' assets.......................    90,751      2,775       224     93,750
                                                 ---------  --------- --------- ----------
       Total Assets............................. $  93,810  $  39,350 $  12,806 $  145,966
                                                 =========  ========= ========= ==========

LIABILITIES
GIB and GWBL and other features' liability......        --         --       265        265
                                                 ---------  --------- --------- ----------
       Total Liabilities........................ $      --  $      -- $     265 $      265
                                                 =========  ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2011

                                                  Level 1    Level 2   Level 3      Total
                                                 ---------  --------- ---------  ----------
                                                                (In Millions)

ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       7  $  22,698 $     432  $   23,137
       U.S. Treasury, government and agency.....        --      3,948        --       3,948
       States and political subdivisions........        --        487        53         540
       Foreign governments......................        --        503        22         525
       Commercial mortgage-backed...............        --         --       902         902
       Residential mortgage-backed/(1)/.........        --      1,632        14       1,646
       Asset-backed/(2)/........................        --         92       172         264
       Redeemable preferred stock...............       203        813        14       1,030
                                                 ---------  --------- ---------  ----------
          Subtotal..............................       210     30,173     1,609      31,992
                                                 ---------  --------- ---------  ----------
   Other equity investments.....................        66         --        77         143
   Trading securities...........................       457        525        --         982
   Other invested assets:
       Short-term investments...................        --        132        --         132
       Swaps....................................        --        177        (2)        175
       Futures..................................        (2)        --        --          (2)
       Options..................................        --          7        --           7
       Floors...................................        --        327        --         327
       Swaptions................................        --      1,029        --       1,029
                                                 ---------  --------- ---------  ----------
          Subtotal..............................        (2)     1,672        (2)      1,668
                                                 ---------  --------- ---------  ----------
Cash equivalents................................     2,475         --        --       2,475
Segregated securities...........................        --      1,280        --       1,280
GMIB reinsurance contracts......................        --         --    10,547      10,547
Separate Accounts' assets.......................    83,672      2,532       215      86,419
                                                 ---------  --------- ---------  ----------
       Total Assets............................. $  86,878  $  36,182 $  12,446  $  135,506
                                                 =========  ========= =========  ==========

LIABILITIES
GIB and GWBL and other features' liability...... $      --  $      -- $     291  $      291
                                                 ---------  --------- ---------  ----------
       Total Liabilities........................ $      --  $      -- $     291  $      291
                                                 =========  ========= =========  ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2012, AFS fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $17 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.7% of total equity at December 31, 2012. In the first quarter of 2012, one of the Company's private securities went public and as a result, $14 million was transferred from a Level 3 classification to a Level 2 classification. In the third quarter of 2012, $6 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   In 2011, AFS fixed maturities with fair values of $51 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In the second quarter of 2011, $21 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities. In the third quarter of 2011, $3 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2012 and 2011, respectively.

                                                                    LEVEL 3 INSTRUMENTS
                                                                  FAIR VALUE MEASUREMENTS
                                                ----------------------------------------------------------
                                                          STATE AND
                                                          POLITICAL         COMMERCIAL RESIDENTIAL
                                                            SUB-    FOREIGN MORTGAGE-   MORTGAGE-   ASSET-
                                                CORPORATE DIVISIONS  GOVTS    BACKED     BACKED     BACKED
                                                --------- --------- ------- ---------- ----------- -------
                                                                       (IN MILLIONS)

BALANCE, JANUARY 1, 2012....................... $    432  $     53  $   22  $     902  $       14  $   172
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        2        --      --          2          --       --
       Investment gains (losses), net..........        4        --      --       (105)         --       --
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal......................................        6        --      --       (103)         --       --
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       15        (1)     --        128          --        4
Purchases......................................       --        --      --         --          --       --
Issuances......................................       --        --      --         --          --       --
Sales..........................................      (47)       (2)     --        (27)         (5)     (25)
Settlements....................................       --        --      --         --          --       --
Transfers into Level 3/(2)/....................       17        --      --         --          --       --
Transfers out of Level 3/(2)/..................      (68)       --      (3)        --          --      (38)
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2012/(1)/................ $    355  $     50  $   19  $     900  $        9  $   113
                                                ========  ========  ======  =========  ==========  =======

BALANCE, JANUARY 1, 2011....................... $    320  $     49  $   21  $   1,103  $       --  $   148
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
       Net investment income (loss)............        1        --      --          2          --       --
       Investment gains (losses), net..........       --        --      --        (30)         --        1
                                                --------  --------  ------  ---------  ----------  -------
 Subtotal...................................... $      1  $     --  $   --  $     (28) $       --  $     1
                                                --------  --------  ------  ---------  ----------  -------
Other comprehensive income (loss)..............       (2)        5      (1)       (34)         (1)       2
Purchases......................................      117        --       1         --          --       21
Sales..........................................      (52)       (2)     --       (139)         (5)     (33)
Transfers into Level 3/(2)/....................      100         1       1         --          20       33
Transfers out of Level 3/(2)/..................      (52)       --      --         --          --       --
                                                --------  --------  ------  ---------  ----------  -------
BALANCE, DECEMBER 31, 2011/(1)/................ $    432  $     53  $   22  $     902  $       14  $   172
                                                ========  ========  ======  =========  ==========  =======

  /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2012 and 2011.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                      GWBL
                                                   REDEEMABLE          OTHER           OTHER      GMIB     SEPARATE AND OTHER
                                                   PREFERRED          EQUITY          INVESTED REINSURANCE ACCOUNTS FEATURES
                                                     STOCK        INVESTMENTS/(1)/     ASSETS     ASSET     ASSETS  LIABILITY
                                                  -----------  ---------------------  -------- ----------- -------- ---------
                                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2012......................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       --          --       --         --
     Investment gains (losses), net..............          --                     --       --          --        8         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --         315       --         --
     Policyholders' benefits.....................          --                     --       --          --       --        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................          --                     --       --         315        8        (77)
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................           1                     --        2          --       --         --
Purchases........................................          --                     --       --         182        6         51
Issuances........................................          --                     --       --          --       --         --
Sales............................................          --                     --       --          --       (2)        --
Settlements......................................          --                     --       --          --       (3)        --
Transfers into Level 3/(2)/......................          --                     --       --          --       --         --
Transfers out of Level 3/(2)/....................          --                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2012....................... $        15  $                  77  $    --  $   11,044  $   224  $     265
                                                  ===========  =====================  =======  ==========  =======  =========

BALANCE, JANUARY 1, 2011......................... $         2  $                  73  $    --  $    4,606  $   207  $      94
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................          --                     --       (2)         --       --         --
     Investment gains (losses), net..............          --                      1       --          --       --         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................          --                     --       --       5,737       17         --
     Policyholders' benefits.....................          --                     --       --          --       --        176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
 Subtotal........................................ $        --  $                   1  $    (2) $    5,737  $    17  $     176
                                                  -----------  ---------------------  -------  ----------  -------  ---------
Other comprehensive income (loss)................          (1)                     6       --          --       --         --
Purchases........................................          --                      2       --         204        4         21
Sales............................................          (2)                    (5)      --          --      (11)        --
Settlements......................................          --                     --       --          --       (2)        --
Transfers into Level 3/(2)/......................          15                     --       --          --       --         --
                                                  -----------  ---------------------  -------  ----------  -------  ---------
BALANCE, DECEMBER 31, 2011....................... $        14  $                  77  $    (2) $   10,547  $   215  $     291
                                                  ===========  =====================  =======  ==========  =======  =========

  /(1)/Includes Trading securities' Level 3 amount.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2012 and 2011 by category for Level 3 assets and liabilities still held at December 31, 2012 and 2011, respectively:

                                                                 EARNINGS (LOSS)
                                                   -------------------------------------------
                                                                               INCREASE
                                                      NET     INVESTMENT   (DECREASE) IN THE
                                                   INVESTMENT   GAINS        FAIR VALUE OF              POLICY-
                                                     INCOME   (LOSSES),       REINSURANCE               HOLDERS'
                                                     (LOSS)      NET           CONTRACTS         OCI    BENEFITS
                                                   ---------- ---------- --------------------- ------  ----------
                                                                            (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2012
STILL HELD AT DECEMBER 31, 2012:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $   14  $       --
          State and political
            subdivisions..........................         --        --                     --     (1)         --
          Foreign governments.....................         --        --                     --      1          --
          Commercial mortgage-
            backed................................         --        --                     --    124          --
          Asset-backed............................         --        --                     --      3          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     --          --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  141  $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                    497     --          --
       Separate Accounts' assets..................         --         8                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --          26
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $       8  $                 497 $  141  $       26
                                                   ========== =========  ===================== ======  ==========
Level 3 Instruments
Full Year 2011
Still Held at December 31, 2011:/(1)/
   Change in unrealized gains (losses):
       Fixed maturities, available-for-sale:
          Corporate............................... $       -- $      --  $                  -- $    1  $       --
          State and political
            subdivisions..........................         --        --                     --      5          --
          Foreign governments.....................         --        --                     --     (1)         --
          Commercial mortgage-
            backed................................         --        --                     --    (40)         --
          Asset-backed............................         --        --                     --      2          --
          Other fixed maturities,
            available-for-sale....................         --        --                     --     (2)         --
                                                   ---------- ---------  --------------------- ------  ----------
              Subtotal............................ $       -- $      --  $                  -- $  (35) $       --
                                                   ---------- ---------  --------------------- ------  ----------
       GMIB reinsurance contracts.................         --        --                  5,941     --          --
       Separate Accounts' assets..................         --        18                     --     --          --
       GIB and GWBL and other
         features' liability......................         --        --                     --     --        (197)
                                                   ---------- ---------  --------------------- ------  ----------
              Total............................... $       -- $      18  $               5,941 $  (35) $     (197)
                                                   ========== =========  ===================== ======  ==========

  /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2012 and 2011.

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2012.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2012

                                         FAIR         VALUATION                  SIGNIFICANT
                                         VALUE        TECHNIQUE               UNOBSERVABLE INPUT                 RANGE
                                        ------- --------------------- ----------------------------------   -----------------
                                                                          (IN MILLIONS)
ASSETS:
Investments:
 Fixed maturities, available-for-sale:
   Corporate........................... $    94 Matrix pricing model   Spread over the industry-specific
                                                                                   benchmark yield curve   125 BPS - 650 BPS
----------------------------------------------------------------------------------------------------------------------------

   Commercial mortgage-backed..........     889 Discounted Cash flow               Constant default rate     3.0% - 25.0%
                                                                                  Probability of default         55.0%
                                                                                           Loss severity         49.0%
                                                                                           Discount rate    3.72% - 13.42%
----------------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.........       1 Matrix pricing model     Spread over U.S. Treasury curve        46 BPS
----------------------------------------------------------------------------------------------------------------------------

   Asset-backed........................       8 Matrix pricing model     Spread over U.S. Treasury curve   30 BPS - 695 BPS
----------------------------------------------------------------------------------------------------------------------------

   Other equity investments............      38 Market comparable                       Revenue multiple     0.6X - 62.5X
                                                  companies                                 R&D multiple     1.0X - 30.6X
                                                                                           Discount rate         18.0%
                                                                                          Discount years         1 - 2
                                                                      Discount for lack of marketability
                                                                                        and risk factors     40.0% - 60.0%
----------------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets..............     194 Third party appraisal                Capitalization rate         5.5%
                                                                                Exit capitalization rate         6.6%
                                                                                           Discount rate         7.7%

                                             22 Discounted cash flow     Spread over U.S. Treasury curve   275 BPS - 586 BPS
                                                                                          Inflation rate      2.0% - 3.0%
                                                                                         Discount factor      1.0% - 2.0%
----------------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.............  11,044 Discounted Cash flow                         Lapse Rates      1.5% - 8.0%
                                                                                        Withdrawal Rates      0.2% - 8.0%
                                                                                  GMIB Utilization Rates      0.0% - 15.0%
                                                                                    Non-performance risk    13 BPS - 45 BPS
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/......................... $   205 Discounted Cash flow                         Lapse Rates      1.0% - 8.0%
                                                                                        Withdrawal Rates      0.0% - 7.0%
                                                                               Volatility rates - Equity     24.0% - 36.0%
----------------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the table above are approximately $516 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 29.3% of total assets classified as Level 3 and represent only 0.4% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above are approximately $94 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 at December 31, 2012 that is determined by application of a matrix pricing model, representing approximately 26.5% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Commercial mortgage-backed securities classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which the Company applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the table above are approximately 11.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the table above are approximately 7.1% of the total fair value of these Level 3 securities at December 31, 2012 that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 are approximately $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2012, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $12 million.

   Separate Accounts' assets classified as Level 3 primarily consist of private equity investments with fair value of approximately $198 million, including approximately $194 million fair value investment in a private real estate fund, as well as mortgage loans with fair value of approximately $18 million. Third party appraisal is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach also is applied to determine the approximately $4 million fair value of the other private equity investment and for which the significant unobservable assumptions are an inflation rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the inflation rate would have directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans, a significant increase (decrease) in the assumed spread over US Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 at December 31, 2012 consist of mortgage- and asset-backed securities with fair values of approximately $4 million and $4 million, respectively, and for which those measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in equity and interest rate volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in equity and interest rate volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2012 and 2011 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                 DECEMBER 31, 2012
                                                 --------------------------------------------------
                                                                         FAIR VALUE
                                                 CARRYING -----------------------------------------
                                                  VALUE      LEVEL 1     LEVEL 2  LEVEL 3   TOTAL
                                                 -------- -------------- -------- -------- --------
                                                                   (IN MILLIONS)

Mortgage loans on real estate................... $  5,059 $           -- $     -- $  5,249 $  5,249
Other limited partnership interests.............    1,514             --       --    1,514    1,514
Loans to affiliates.............................    1,037             --      784      402    1,186
Policyholders liabilities: Investment contracts.    2,494             --       --    2,682    2,682
Long-term debt..................................      200             --      236       --      236
Loans from affiliates...........................    1,325             --    1,676       --    1,676

                                                    December 31, 2011
                                                 -----------------------
                                                 Carrying
                                                  Value     Fair Value
                                                 -------- --------------
                                                      (In Millions)

Mortgage loans on real estate................... $  4,281 $        4,432
Other limited partnership interests.............    1,582          1,582
Loans to affiliates.............................    1,041          1,097
Policyholders liabilities: Investment contracts.    2,549          2,713
Long-term debt..................................      200            220
Loans from affiliates...........................    1,325          1,485

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

     . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

     . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

     . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

     . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

     . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2010... $  1,087  $  1,558  $  2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011.    1,593     4,130     5,723
 Paid guarantee benefits.....     (288)      (77)     (365)
 Other changes in reserve....      467       508       975
                              --------  --------  --------
Balance at December 31, 2012. $  1,772  $  4,561  $  6,333
                              ========  ========  ========

     Related GMDB reinsurance ceded amounts were:

                                      GMDB
                              ---------------------
                                  (IN MILLIONS)

Balance at January 1, 2010...
                              $                 405
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   209
                              ---------------------
Balance at December 31, 2010.                   533
   Paid guarantee benefits...                   (81)
   Other changes in reserve..                   264
                              ---------------------
Balance at December 31, 2011.                   716
   Paid guarantee benefits...                  (127)
   Other changes in reserve..                   255
                              ---------------------
Balance at December 31, 2012. $                 844
                              =====================

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2012 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                       RETURN OF
                                                        PREMIUM    RATCHET    ROLL-UP       COMBO        TOTAL
                                                       ---------  --------  -----------  -----------  -----------
                                                                          (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account.................................... $  12,817  $    223  $       102  $       467  $    13,609
   Separate Accounts.................................. $  30,349  $  7,419  $     3,722  $    34,536  $    76,026
 Net amount at risk, gross............................ $     756  $    784  $     2,722  $    13,931  $    18,193
 Net amount at risk, net of amounts reinsured......... $     756  $    480  $     1,843  $     5,617  $     8,696
 Average attained age of contractholders..............      48.5      63.8         69.4         64.6         52.9
 Percentage of contractholders over age 70............       8.1%     29.3%        49.9%        30.8%        14.8%
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

GMIB:
 Account values invested in:
   General Account....................................       N/A       N/A  $        23  $       562  $       585
   Separate Accounts..................................       N/A       N/A  $     2,488  $    46,378  $    48,866
 Net amount at risk, gross............................       N/A       N/A  $     1,995  $    10,208  $    12,203
 Net amount at risk, net of amounts reinsured.........       N/A       N/A  $       593  $     2,753  $     3,346
 Weighted average years remaining until annuitization.       N/A       N/A          0.3          4.4          4.2
 Range of contractually specified interest rates......       N/A       N/A   3.0% - 6.0%  3.0% - 6.5%  3.0% - 6.5%

   The liability for GIB and GWBL and other features, not included above, was $265 million and $291 million at December 31, 2012 and 2011, respectively, which are accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2012      2011
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  52,633 $  46,207
Fixed income.     3,748     3,810
Balanced.....    19,102    19,525
Other........       543       652
              --------- ---------
Total........ $  76,026 $  70,194
              ========= =========

GMIB:
Equity....... $  33,361 $  29,819
Fixed income.     2,335     2,344
Balanced.....    12,906    13,379
Other........       264       345
              --------- ---------
Total........ $  48,866 $  45,887
              ========= =========

   C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2012, the total account value and net amount at risk of the hedged variable annuity contracts were $38,029 million and $7,035 million, respectively, with the GMDB feature and $21,615 million and $2,761 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  --------
                                          (IN MILLIONS)

Balance at January 1, 2010... $           255  $      (174) $     81
 Other changes in reserves...             120          (57)       63
                              ---------------  -----------  --------
Balance at December 31, 2010.             375         (231)      144
 Other changes in reserves...              95          (31)       64
                              ---------------  -----------  --------
Balance at December 31, 2011.             470         (262)      208
 Other changes in reserves...              86          (48)       38
                              ---------------  -----------  --------
Balance at December 31, 2012. $           556  $      (310) $    246
                              ===============  ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2012, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.2% and 47.0%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 21.3% and 51.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2012 and 2011 were $11,044 million and $10,547 million, respectively. The increases (decreases) in estimated fair value were $497 million, $5,941 million and $2,350 million for 2012, 2011 and 2010, respectively.

   At December 31, 2012 and 2011, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,465 million and $2,383 million, of which $1,964 million and $1,959 million related to two specific reinsurers, which are rated A/AA- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2012 and 2011, affiliated reinsurance recoverables related to insurance contracts amounted to $1,383 million and $1,159 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $73 million are included in other liabilities in the consolidated balance sheets at December 31, 2012 and 2011, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $160 million and $177 million at December 31, 2012 and 2011, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2012 and 2011 were $752 million and $703 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                     2012    2011    2010
                                                                    ------  ------  ------
                                                                         (IN MILLIONS)
Direct premiums.................................................... $  873  $  908  $  903
Reinsurance assumed................................................    219     210     213
Reinsurance ceded..................................................   (578)   (585)   (586)
                                                                    ------  ------  ------
Premiums........................................................... $  514  $  533  $  530
                                                                    ======  ======  ======
Universal Life and Investment-type Product Policy Fee Income Ceded. $  234  $  221  $  210
                                                                    ======  ======  ======
Policyholders' Benefits Ceded...................................... $  667  $  510  $  536
                                                                    ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $86 million and $92 million at December 31, 2012 and 2011, respectively. At December 31, 2012 and 2011, respectively, $1,704 million and $1,684 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2012  2011  2010
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  16 $  24 $  30
Incurred benefits related to prior years..    14    18    10
                                           ----- ----- -----
Total Incurred Benefits................... $  30 $  42 $  40
                                           ===== ===== =====
Benefits paid related to current year..... $  21 $  15 $  12
Benefits paid related to prior years......    16    24    30
                                           ----- ----- -----
Total Benefits Paid....................... $  37 $  39 $  42
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2012   2011
                                                                           ------ ------
                                                                           (IN MILLIONS)

Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.5% and 0.2%). $  323 $  445
                                                                           ------ ------
Total short-term debt.....................................................    323    445
                                                                           ------ ------

Long-term debt:
AXA Equitable:
   Surplus Notes, 7.7%, due 2015..........................................    200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  523 $  645
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12 million, as of December 31, 2012). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2012, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management expects to draw on the AB Credit Facility from time to time.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2012 and 2011, AllianceBernstein had no amounts outstanding under the AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2012, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life Insurance Company ("MONY Life") and MONY Life Insurance Company of America ("MLOA"), both of which are wholly-owned subsidiaries of AXA Financial, for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $37 million, $14 million and $59 million, respectively, for 2012, 2011 and 2010.

   In 2012, 2011 and 2010, respectively, the Company paid AXA Distribution and its subsidiaries $684 million, $641 million and $647 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $348 million, $413 million and $428 million, respectively, for their applicable share of operating expenses in 2012, 2011 and 2010, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA RE Arizona Company (formerly AXA Bermuda, which during second quarter 2012, redomesticated from Bermuda to Arizona and changed its name to AXA RE Arizona Company) ("AXA Arizona") a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2012 and 2011, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,888 million and $8,129 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2012, 2011 and 2010 related to the UL and no lapse guarantee riders totaled approximately $484 million, $484 million and $477 million, respectively. Ceded claims paid in 2012, 2011 and 2010 were $68 million, $31 million and $39 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2012, 2011 and 2010 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $0 million, $0 million and $0 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2012, 2011 and 2010 totaled approximately $9 million, $9 million and $9 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2012, 2011 and 2010 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $5 million, $4 million and $4 million, respectively. Premiums earned in 2012, 2011 and 2010 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $7 million, $8 million and $10 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $161 million, $152 million and $160 million in 2012, 2011 and 2010, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $26 million, $22 million and $51 million in 2012, 2011 and 2010, respectively. The net receivable related to these contracts was approximately $8 million and $15 million at December 31, 2012 and 2011, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                               2012   2011   2010
                                              ------ ------ ------
                                                 (IN MILLIONS)
Investment advisory and services fees........ $  886 $  840 $  778
Distribution revenues........................    401    352    339
Other revenues -- shareholder servicing fees.     89     92     93
Other revenues -- other......................      5      6      5

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2012, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $260 million and $5 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2012, no minimum contribution is required to be made in 2013 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2013. AllianceBernstein currently estimates that it will contribute $4 million to its pension plan during 2013.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2012    2011    2010
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   40  $   41  $   37
Interest cost.................    109     122     129
Expected return on assets.....   (146)   (120)   (115)
Actuarial (gains) loss........      1      --      --
Net amortization..............    164     145     125
Plan amendments and additions.     --      --      13
                               ------  ------  ------
Net Periodic Pension Expense.. $  168  $  188  $  189
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2012      2011
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,626  $  2,424
Service cost....................................       32        30
Interest cost...................................      109       122
Actuarial (gains) losses........................      219       229
Benefits paid...................................     (187)     (179)
Plan amendments and additions...................       (2)       --
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,797  $  2,626
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2012      2011
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  2,093  $  1,529
Actual return on plan assets.........................      231        77
Contributions........................................      265       672
Benefits paid and fees...............................     (193)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,396     2,093
PBO..................................................    2,797     2,626
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (401) $   (533)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $401 million and $533 million at December 31, 2012 and 2011, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,797 million and $2,396 million, respectively, at December 31, 2012 and $2,626 million and $2,093 million, respectively, at December 31, 2011. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,761 million and $2,396 million, respectively, at December 31, 2012 and $2,593 million and $2,093 million, respectively, at December 31, 2011. The accumulated benefit obligation for all defined benefit pension plans was $2,761 million and $2,593 million at December 31, 2012 and 2011, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2012 and 2011 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2012     2011
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,650 $  1,679
Unrecognized prior service cost (credit).        4        7
                                          -------- --------
 Total................................... $  1,654 $  1,686
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $165 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2012 and 2011:

                                 DECEMBER 31,
                                 ------------
                                  2012   2011
                                 -----  -----
                                 (IN MILLIONS)
Fixed Maturities................  52.8%  52.4%
Equity Securities...............  36.5   36.3
Equity real estate..............   8.4    9.3
Cash and short-term investments.   2.3    2.0
                                 -----  -----
 Total.......................... 100.0% 100.0%
                                 =====  =====

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2012, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2012, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2012 and 2011, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2012:                     ------- -------- ------- --------
ASSET CATEGORIES                                 (IN MILLIONS)
Fixed Maturities:
 Corporate............................ $   --  $    849 $   --  $    849
 U.S. Treasury, government and agency.     --       410     --       410
 States and political subdivisions....     --        18     --        18
 Other structured debt................     --        --      5         5
Common and preferred equity...........    751        62     --       813
Mutual funds..........................     35        --     --        35
Private real estate investment funds..     --        --      3         3
Private real estate investment trusts.     --        11    197       208
Cash and cash equivalents.............     25        --     --        25
Short-term investments................     --        30     --        30
                                       ------  -------- ------  --------
 Total................................ $  811  $  1,380 $  205  $  2,396
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2011:                     ------- -------- ------- --------
Asset Categories                                 (In Millions)
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private investment trusts.............     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

   At December 31, 2012, assets classified as Level 1, Level 2, and Level 3 comprise approximately 33.9%, 57.5% and 8.6%, respectively, of qualified pension plan assets. At December 31, 2011, assets classified as Level 1, Level 2 and Level 3 comprised approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $3 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2012 and 2011, respectively.

                                                                       PRIVATE
                                                                     REAL ESTATE  PRIVATE
                                                         FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES/(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     --------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2012.......................... $            6  $        4  $     183  $    --  $  193
Actual return on plan assets:
 Relating to assets still held at December 31, 2012.             --          --         14       --      14
 Purchases/issues...................................             --          --         --       --      --
 Sales/settlements..................................             (1)         (1)        --       --      (2)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2012........................ $            5  $        3  $     197  $    --  $  205
                                                     ==============  ==========  =========  =======  ======

Balance at January 1, 2011.......................... $            6  $       13  $     163  $    --  $  182
Actual return on plan assets:
 Relating to assets still held at December 31, 2011.             --           3         20       --      23
 Purchases/issues...................................             --          --         --        1       1
 Sales/settlements..................................             --         (12)        --       (1)    (13)
 Transfers into/out of Level 3......................             --          --         --       --      --
                                                     --------------  ----------  ---------  -------  ------
Balance at December 31, 2011........................ $            6  $        4  $     183  $    --  $  193
                                                     ==============  ==========  =========  =======  ======

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits' obligations at December 31, 2012 and 2011 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2012 and 2011.

                                                                           2012  2011
                                                                           ----  ----

Discount rates:
 Benefit obligation....................................................... 3.50% 4.25%
 Periodic cost............................................................ 4.25% 5.25%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $12 million, $13 million and $14 million for 2012, 2011 and 2010, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2013, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2012 and include benefits attributable to estimated future employee service.

                         PENSION
                        BENEFITS
                   --------------------
                      (IN MILLIONS)

2013.............. $                193
2014..............                  203
2015..............                  202
2016..............                  200
2017..............                  197
Years 2018 - 2022.                  936

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Management, in consultation with its actuarial advisors in respect of the Plan, has concluded the Health Acts have no material impact on the calculations on future benefit levels due to the caps on the Company subsidy. Any increases in plan cost, including those associated under the Excise Tax on high cost plans, are anticipated to be passed on to retirees.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million in 2011.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $194 million, $416 million and $199 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $11 million.

   On April 12, 2012, cash distributions of approximately $9 million were made to AXA Equitable active and former employees in settlement of 539,406 performance units, representing 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. The remaining earned performance units vest with continued service to March 19, 2013, the third anniversary of the date of grant, with limited exception for retirement, death, or disability, and will be valued using the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars at the Euro to U.S. dollar exchange rate on March 18, 2013. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of that settlement.

   On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units of approximately $11 million and $2 million, respectively.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $620,000, $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   For 2012, 2011 and 2010, the Company recognized compensation costs of $24 million, $2 million and $16 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2012 and 2011 was $58 million and $24 million, respectively. Approximately 4,968,118 outstanding performance units are at risk to achievement of 2012 performance criteria, primarily representing the grant of March 16, 2012 for which cumulative average 2012-2013 performance targets will determine the number of performance units earned and including one-half of the award granted on March 18, 2011.

   Option Plans. On March 16, 2012, approximately 900,790 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,426 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2012, the expense associated with the March 16, 2012 grant of options was approximately $790,754.

   On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $1 million and $2 million, respectively.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2012, 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $662,000, $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2012 follows:

                                                                          Options Outstanding
                                             ---------------------------------------------------------------------------
                                                                                                  AllianceBernstein Holding
                                                  AXA Ordinary Shares          AXA ADRs/(3)/               Units
                                             ---------------------------   ---------------------- ----------------------
                                                              Weighted                   Weighted                 Weighted
                                                Number        Average         Number     Average     Number       Average
                                              Outstanding     Exercise      Outstanding  Exercise  Outstanding    Exercise
                                             (In Millions)     Price       (In Millions)  Price   (In Millions)    Price
                                             ------------- -------------   ------------- -------- -------------  --------

Options outstanding at January 1, 2012......        18.1   (Euro)  19.40           7.6   $  18.47         9.0    $  39.63
Options granted.............................         1.2   (Euro)  12.68            --   $     --         0.1    $  14.58
Options exercised...........................        (0.1)  (Euro)  10.09          (1.1)  $  12.04          --    $     --
Options forfeited, net......................        (1.1)  (Euro)  19.46          (1.5)  $  18.19          --    $     --
Options expired.............................          --              --            --         --        (0.5)   $  32.34
                                              ----------                    ----------              ---------
Options Outstanding at December 31, 2012....        18.1   (Euro)  21.00           5.0   $  20.01         8.6    $  39.77
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        5.17                          1.62                    5.8
                                              ==========                    ==========              =========
Options Exercisable at December 31, 2012....        12.8   (Euro)  23.94           5.0   $  20.03         4.2       33.85
                                              ==========   =============    ==========   ========   =========    ========
Aggregate Intrinsic Value/(1)/..............               (Euro) -- /(2)/               $    1.1                $ -- /(2)/
                                                           =============                 ========                ========
Weighted Average Remaining Contractual Term
  (in years)................................        4.06                          1.60                    5.7
                                              ==========                    ==========              =========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2012 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2012 was $14 million. The intrinsic value related to employee and financial professional exercises of stock options during 2012, 2011 and 2010 were $5 million, $3 million and $3 million, respectively, resulting in amounts currently deductible for tax purposes of $2 million, $1 million and $1 million, respectively, for the periods then ended. In 2012, 2011 and 2010, windfall tax benefits of approximately $2 million, $1 million and $1 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2012, AXA Financial held 534,628 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.22 per share, of which approximately 436,695 were designated to fund future exercises of outstanding stock options and approximately 97,933 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2012, 2011 and 2010, respectively.

                                                          AXA Ordinary Shares     AllianceBernstein Holding Units
                                                      --------------------------  ------------------------------
                                                        2012      2011     2010     2012     2011       2010
                                                      --------  -------  -------  -------  -------  ------------
Dividend yield.......................................     7.54%    7.00%    6.98%    6.20%    5.40%  7.2 - 8.2%
Expected volatility..................................    39.89%   33.90%    36.5%   49.20%   47.30% 46.2 - 46.6%
Risk-free interest rates.............................     1.80%    3.13%    2.66%    0.70%     1.9%  2.2 - 2.3%
Expected life in years...............................      5.6      6.4      6.4      6.0      6.0       6.0
Weighted average fair value per option at grant date. $   2.48  $  2.49  $  3.54  $  3.67  $  5.98  $       6.18

   For 2012, 2011 and 2010, the Company recognized compensation costs for employee stock options of $9 million, $26 million, and $16 million, respectively. As of December 31, 2012, approximately $2 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.8 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2012, 2011 and 2010, respectively, the Company recognized compensation costs of $13 million, $378 million and $149 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2012, approximately 19 million restricted shares and Holding units remain unvested. At December 31, 2012, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.0 years.

   The following table summarizes unvested restricted stock activity for 2012.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2012...  243,572    $  30.22
Granted..........................   27,218    $  13.23
Vested...........................   93,789    $  30.93
Forfeited........................       --          --
                                   -------
Unvested as of December 31, 2012.  177,001    $  27.23
                                   =======

   Restricted stock vested in 2012, 2011 and 2010 had aggregate vesting date fair values of approximately $1 million, $2 million and $2 million, respectively.

   SARs. For 2012, 2011 and 2010, respectively, 352,158, 113,210 and 24,101
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2012, 2011 and 2010 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.05 -- 33.78 Euros, 10.71 -- 14.96 Euros and 15.43 Euros, respectively, as of the date of exercise. At December 31, 2012, 840,324 SARs were outstanding, having weighted average remaining contractual term of 7.0 years. The accrued value of SARs at December 31, 2012 and 2011 was $538,928 and $136,667, respectively, and recorded as liabilities in the consolidated balance sheets. For 2012, 2011 and 2010, the Company recorded compensation expense (credit) for SARs of $(402,262), $(87,759) and $(865,661), respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2012, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2012. Eligible employees could reserve a share purchase during the reservation period from August 31, 2012 through September 17, 2012 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from October 26, 2012 through October 31, 2012. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 24, 2012 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $12.29 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 17.19% formula discounted price of $12.71 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2012 which is July 2, 2017. All subscriptions became binding and irrevocable at October 31, 2012.

   The Company recognized compensation expense of $18 million in 2012, $9 million in 2011 and $17 million in 2010 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2012, 2011 and 2010 primarily invested under Investment Option B for the purchase of approximately 9 million, 9 million and 8 million AXA ordinary shares, respectively.

   AXA Miles Program. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired. Half of each AXA Miles grant, or 25 AXA Miles, are further subject to vesting conditions based on achievement of improvements in specific AXA performance metrics. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2012, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $537,914.

   On July 1, 2007, under the terms of the AXA Miles Program 2007, AXA granted 50 AXA Miles to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011 and 2010, respectively, the Company recognized compensation expense of approximately $1 million and $2 million in respect of this grant of AXA Miles.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense for 2012, 2011 and 2010 was $1 million, $1 million and $0 million, respectively.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest in 2011.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2012 and 2011, AllianceBernstein purchased 15.7 million and 13.5 million Holding units for $238 million and $221 million respectively. These amounts reflect open-market purchases of 12.3 million and 11.1 million Holding units for $182 million and $192 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   AllianceBernstein granted to employees and Eligible Directors 12.1 million (including 8.7 million restricted Holding units granted in January 2012 for 2011 year-end awards) and 1.7 million restricted Holding awards during 2012 and 2011, respectively. To fund these awards, AllianceBernstein allocated previously repurchased Holding units that had been held in the consolidated rabbi trust.

   The 2012 and 2011 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards and 8.7 million restricted Holding unit awards for the December 2011 awards were awarded and allocated as such within the consolidated rabbi trust in January 2013 and 2012, respectively. There were approximately 17.9 million and 12.0 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012 and January 31, 2013, respectively. The purchases and issuances of Holding units resulted in an increase of $60 million and $54 million in Capital in excess of par value during 2012 and 2011, respectively, with a corresponding decrease of $60 million and $54 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $147 million, $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million) and $208 million for 2012, 2011 and 2010, respectively. The cost of the 2012 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2012, 210,591 options to buy Holding units had been granted and 25 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 35 million Holding units were available for grant as of December 31, 2012.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2012       2011      2010
                               --------  ---------  -------
                                       (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $   (233) $      40  $   (34)
 Deferred (expense) benefit...      391     (1,338)    (755)
                               --------  ---------  -------
Total......................... $    158  $  (1,298) $  (789)
                               ========  =========  =======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                               2012       2011       2010
                                             --------  ---------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $    (20) $  (1,443) $  (1,137)
Noncontrolling interest.....................       37        (36)        66
Separate Accounts investment activity.......       94         83         53
Non-taxable investment income (loss)........       24          8         15
Adjustment of tax audit reserves............       (2)        (7)       (13)
State income taxes..........................        7          7         (5)
AllianceBernstein Federal and foreign taxes.       10        (13)        (3)
Tax settlement..............................       --         84         99
ACMC conversion.............................       --         --        135
Other.......................................        8         19          1
                                             --------  ---------  ---------
Income tax (expense) benefit................ $    158  $  (1,298) $    (789)
                                             ========  =========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2012-2013 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                       DECEMBER 31, 2012   December 31, 2011
                                       ------------------ -------------------
                                       ASSETS LIABILITIES Assets Liabilities
                                       ------ ----------- ------ ------------
                                                   (IN MILLIONS)
Compensation and related benefits..... $  207 $        -- $  248 $         --
Reserves and reinsurance..............     --       2,419     --        3,060
DAC...................................     --         960     --          891
Unrealized investment gains or losses.     --         739     --          418
Investments...........................     --       1,137     --        1,101
Alternative minimum tax credits.......    157          --    242           --
Other.................................     --          57     79           --
                                       ------ ----------- ------ ------------
Total................................. $  364 $     5,312 $  569 $      5,470
                                       ====== =========== ====== ============

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2012, $245 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

   At December 31, 2012, the total amount of unrecognized tax benefits was $678 million, of which $522 million would affect the effective rate and $156 million was temporary in nature. At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2012 and 2011 were $105 million and $97 million, respectively. For 2012, 2011 and 2010, respectively, there were $4 million, $14 million and $10 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                2012       2011      2010
                                             ----------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1,....................... $      453  $    434  $    577
Additions for tax positions of prior years..        740       337       168
Reductions for tax positions of prior years.       (620)     (235)     (266)
Additions for tax positions of current year.         --         1         1
Settlements with tax authorities............         --       (84)      (46)
                                             ----------  --------  --------
Balance at December 31,..................... $      573  $    453  $    434
                                             ==========  ========  ========

   In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                       DECEMBER 31,
                                                                             --------------------------------
                                                                                2012        2011       2010
                                                                             ----------  ---------  ---------
                                                                                       (IN MILLIONS)
Unrealized gains (losses) on investments.................................... $    1,352  $     772  $     406
Defined benefit pension plans...............................................     (1,056)    (1,082)    (1,008)
                                                                             ----------  ---------  ---------
Total accumulated other comprehensive income (loss).........................        296       (310)      (602)
                                                                             ----------  ---------  ---------
Less: Accumulated other comprehensive (income) loss attributable to
  noncontrolling interest...................................................         21         13         (8)
                                                                             ----------  ---------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable. $      317  $    (297) $    (610)
                                                                             ==========  =========  =========

   The components of OCI for the past three years follow:

                                                                                                 2012     2011    2010
                                                                                               --------  ------  ------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  1,013  $  879  $  646
 (Gains) losses reclassified into net earnings (loss) during the year.........................       91      28     189
                                                                                               --------  ------  ------
Net unrealized gains (losses) on investments..................................................    1,104     907     835
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................     (524)   (541)   (376)
                                                                                               --------  ------  ------
Change in unrealized gains (losses), net of adjustments.......................................      580     366     459
Change in defined benefit pension plans.......................................................       26     (74)    (40)
                                                                                               --------  ------  ------
Total other comprehensive income (loss), net of income taxes..................................      606     292     419
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............        8      21       7
                                                                                               --------  ------  ------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $    614  $  313  $  426
                                                                                               ========  ======  ======

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2012, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2013 and the four successive years are $214 million, $208 million, $204 million, $199 million, $197 million and $1,409 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2013 and the four successive years is $22 million, $24 million, $24 million, $24 million, $25 million and $137 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2012 and 2011, respectively, AXA Equitable recorded $30 million and $55 million pre-tax charges related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                  DECEMBER 31,
                            ------------------------
                              2012     2011    2010
                            --------  ------  ------
                                  (IN MILLIONS)
Balance, beginning of year. $     44  $   11  $   20
Additions..................       54      79      13
Cash payments..............      (46)    (43)    (17)
Other reductions...........       --      (3)     (5)
                            --------  ------  ------
Balance, End of Year....... $     52  $   44  $   11
                            ========  ======  ======

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

   During 2012, AllianceBernstein completed a comprehensive review of its worldwide office locations and initiated a space consolidation plan. As a result, AllianceBernstein recorded pre-tax real estate charges of $223 million that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2012, these arrangements include commitments by the Company to provide equity financing of $355 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2012. The Company had $328 million of commitments under existing mortgage loan agreements at December 31, 2012.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,635 million at December 31, 2012) and/or letters of credit ($2,626 million at December 31, 2012). Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2012, AllianceBernstein had funded $23 million of its revised commitment of $35 million.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2012, AllianceBernstein had funded $9 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2012, AllianceBernstein had funded $8 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC. The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford lawsuits, the parties and the Court agreed to consolidate the two lawsuits.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable is also under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File ("DMF") or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed a number of reports with the NYSDFS related to its request. A number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the DMF, claims processing and payments to beneficiaries. In December 2012, AXA Equitable received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, AXA Equitable, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of a former European pension fund client, alleging that AllianceBernstein Limited (a wholly-owned subsidiary of AllianceBernstein organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to AllianceBernstein's initial investment in and management of a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million plus compound interest on an alleged $125 million of realized losses in the portfolio. AllianceBernstein believes that it has strong defenses to these claims, which are set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These matters involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such matters. Some of these matters filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $469 million during 2013. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2012, 2011 and 2010, respectively, the Insurance Group's statutory net income (loss) totaled $602 million, $967 million and $(510) million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,178 million and $4,845 million at December 31, 2012 and 2011, respectively. In 2012, 2011 and 2010, respectively, AXA Equitable paid $362 million, $379 million and $300 million in shareholder dividends.

   At December 31, 2012, AXA Equitable, in accordance with various government and state regulations, had $81 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $71 million.

   At December 31, 2012 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2012.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                    DECEMBER 31,
                                                                          --------------------------------
                                                                             2012        2011       2010
                                                                          ----------  ---------  ---------
                                                                                    (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $       64  $     824  $     685
Change in AVR............................................................        269       (211)      (291)
                                                                          ----------  ---------  ---------
Net change in statutory surplus, capital stock and AVR...................        333        613        394
Adjustments:
 Future policy benefits and policyholders' account balances..............       (508)      (270)       (61)
 DAC.....................................................................        142     (2,861)       981
 Deferred income taxes...................................................        798     (1,272)    (1,089)
 Valuation of investments................................................       (377)        16        145
 Valuation of investment subsidiary......................................       (306)       590        366
 Increase (decrease) in the fair value of the reinsurance contract asset.        497      5,941      2,350
 Pension adjustment......................................................        (41)       111         56
 Premiums and benefits ceded to AXA Arizona..............................       (126)      (156)    (1,099)
 Shareholder dividends paid..............................................        362        379        300
 Changes in non-admitted assets..........................................       (489)      (154)       (64)
 Other, net..............................................................       (190)       (10)       (55)
                                                                          ----------  ---------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $       95  $   2,927  $   2,224
                                                                          ==========  =========  =========

                                                                        DECEMBER 31,
                                                             ---------------------------------
                                                                2012        2011        2010
                                                             ---------  -----------  ---------
                                                                       (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,689  $     4,625  $   3,801
AVR.........................................................       489          220        431
                                                             ---------  -----------  ---------
Statutory surplus, capital stock and AVR....................     5,178        4,845      4,232
Adjustments:
 Future policy benefits and policyholders' account balances.    (3,642)      (2,456)    (2,015)
 DAC........................................................     3,728        3,545      6,503
 Deferred income taxes......................................    (5,330)      (5,357)    (4,117)
 Valuation of investments...................................     3,271        2,266      1,658
 Valuation of investment subsidiary.........................      (137)         231       (657)
 Fair value of reinsurance contracts........................    11,044       10,547      4,606
 Deferred cost of insurance ceded to AXA Arizona............     2,646        2,693      2,904
 Non-admitted assets........................................       467          510        761
 Issuance of surplus notes..................................    (1,525)      (1,525)    (1,525)
 Other, net.................................................      (264)        (459)      (521)
                                                             ---------  -----------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,436  $    14,840  $  11,829
                                                             =========  ===========  =========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                               2012       2011        2010
                            ---------  ----------  ----------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................. $   6,443  $   15,140  $    8,511
Investment Management/(1)/.     2,738       2,750       2,959
Consolidation/elimination..       (21)        (18)        (29)
                            ---------  ----------  ----------
Total Revenues............. $   9,160  $   17,872  $   11,441
                            =========  ==========  ==========

  /(1)/Intersegment investment advisory and other fees of approximately $58 million, $56 million and $62 million for 2012, 2011 and 2010, respectively, are included in total revenues of the Investment Management segment.

                                                                             2012       2011       2010
                                                                          ---------  ----------  ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................ $    (132) $    4,284  $   2,846
Investment Management/(2)/...............................................       190        (164)       400
Consolidation/elimination................................................        --           4          2
                                                                          ---------  ----------  ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes.... $      58  $    4,124  $   3,248
                                                                          =========  ==========  =========

  /(2)/Net of interest expenses incurred on securities borrowed.

                               DECEMBER 31,
                           --------------------
                              2012       2011
                           ---------  ---------
                               (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $ 164,201  $ 153,099
Investment Management.....    12,647     11,811
Consolidation/elimination.        (5)        (2)
                           ---------  ---------
Total Assets.............. $ 176,843  $ 164,908
                           =========  =========

   In accordance with SEC regulations, securities with a fair value of $1,509 million and $1,240 million have been segregated in a special reserve bank custody account at December 31, 2012 and 2011, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2012 and 2011 are summarized below:

                                                                                THREE MONTHS ENDED
                                                                  ---------------------------------------------
                                                                  MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                                  --------  -------- ------------  ------------
                                                                                  (IN MILLIONS)
2012
Total Revenues................................................... $   (952) $  6,475 $      1,728  $      1,909
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $ (1,635) $  2,421 $       (241) $       (450)
                                                                  ========  ======== ============  ============

2011
Total Revenues................................................... $  1,311  $  3,402 $     10,858  $      2,301
                                                                  ========  ======== ============  ============
Earnings (Loss) from Continuing Operations, Net of Income Taxes,
  Attributable to AXA Equitable.................................. $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============
Net Earnings (Loss), Attributable to AXA Equitable............... $   (572) $    741 $      2,824  $        (66)
                                                                  ========  ======== ============  ============

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a) The following Financial Statements are included in Part B of the Registration Statement:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account A are included in the Statements of Additional Information.

         (b)    Exhibits.

                The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

         1.     (a)    Resolutions of the Board of Directors of The Equitable
                       Life Assurance Society of the United States
                       ("Equitable") authorizing the establishment of the Registrant, incorporated herein by reference to Exhibit
                       No. 1(a) to Registration Statement File No. 2-30070, originally filed on October 27, 1987, refiled electronically on July 10, 1998.

                (b) Resolutions of the Board of Directors of Equitable dated October 16, 1986 authorizing the reorganization of Separate Accounts A, C, D, E, J and K into one continuing separate account, incorporated herein by reference to Exhibit No. 1(b) to Registration Statement File No. 2-30070 on Form N-4, originally filed on
                       April 24, 1995, refiled electronically on July 10, 1998.

         2.     Not applicable.

         3.     (b)    Distribution and Servicing Agreement dated as of May 1,
                       1994 among EQ Financial Consultants, Inc. (now AXA
                       Advisors, LLC), Equitable and Equitable Variable incorporated herein by reference to Exhibit 1-A(8) to Registration Statement on Form S-6, (File
                       No. 333-17663), filed on December 11, 1996.

                (c) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File No. 333-81501) on April 19, 2001.

                (d) Transition Agreement for services by AXA Network LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000 previously filed with this Registration Statement (File
                       No. 333-81501) on April 19, 2001.

                (e) Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

                (e)(i) First Amendment dated as of January 1, 2001 to the
                       Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

                (e)(ii)Second Amendment dated as of January 1, 2012 to the
                       Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                (f) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, (File No. 2-30070), filed April 19, 2004.

                (f)(i) First Amendment dated as of January 1, 2003 to General
                       Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

                (f)(ii)Second Amendment dated as of January 1, 2004 to General
                       Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

               (f)(iii)Third Amendment dated as of July 19, 2004 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                (f)(iv)Fourth Amendment dated as of November 1, 2004 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                (f)(v) Fifth Amendment dated as of November 1, 2006, to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

                (f)(vi)Sixth Amendment dated as of February 15, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

               (f)(vii)Seventh Amendment dated as of February 15, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                       Exhibit 3(r), filed on April 20, 2009.

              (f)(viii)Eighth Amendment dated as of November 1, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                       Exhibit 3(s), filed on April 20, 2009.

                (f)(ix)Ninth Amendment dated as of November 1, 2011 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                (g) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit
                       No. 3.(i) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                (h) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

         4.     (a)    Form of Group Annuity Contract No. 1050-94IC,
                       incorporated herein by reference to Exhibit No. 4(f) to Registration Statement No. 2-30070 originally filed on
                       April 24, 1995, refiled electronically on July 10, 1998.

                (b) Forms of Group Annuity Certificate Nos. 94ICA and 94ICB, incorporated herein by reference to Exhibit No. 4(g) to Registration Statement No. 2-30070 originally filed on April 24, 1995, refiled electronically on July 10, 1998.

                (c) Forms of Endorsement nos. 94ENIRAI, 94 ENNQI and 94ENMVAI to contract no. 1050-94IC, incorporated herein by reference to Exhibit No. 4(h) to Registration Statement No. 2-30070 originally filed on April 24, 1995, refiled electronically on July 10, 1998.

                (d) Form of Supplementary Contract No. SC96MDSB, incorporated herein by reference to Exhibit No. 4(j) to Registration Statement No. 2-30070 filed on April 26, 1996.

                (e) Form of Endorsement for Standard Roth IRA Certificates, incorporated herein by reference to Exhibit 4(n) to Registration Statement on Form N-4. File No. 2-30070 filed June 9, 1998.

                (f) Form of Endorsement (No. 98ENIRAI) Applicable to IRA Certificates, incorporated herein by reference to Exhibit No. 4(q) to Registration Statement File No. 2-30070, filed May 4, 1999.

                (g) Form of Guaranteed Death Benefit Rider, Form No. 99GDB, previously filed with this Registration Statement File No. 333-81501 on June 23, 1999.

                (h) Form of EQUI-VEST Data Pages, Form No. 94ICA/B(8/99), previously filed with this Registration Statement File No. 333-81501 on June 23, 1999.

                (i) Form of Beneficiary Continuation Option (Form No. 2000 ENIRA-BCO) to be used with certain certificates, previously filed with this Registration Statement File No. 333-81501 on April 26, 2000.

                (j) Form of Endorsement (No. 2001ENJONQ) applicable to Non-Qualified Certificates previously filed with this Registration Statement File No. 333-81501 on April 25, 2001.

                (k) Form of data pages for IRA Takeover Beneficiary Continuation Option, Form No. 2002 IRATOBCO-EV, incorporated herein by reference to Exhibit No. 4.(j) to Registration Statement File No. 333-81393 on Form N-4 filed on April 17, 2003.

                (l) Form of Endorsement for Traditional IRA Takeover Beneficiary Continuation Option, Form No. 2002 IRATOBCO, incorporated herein by reference to Exhibit No. 4.(k) to Registration Statement File No. 333-81393 on Form N-4 filed on April 17, 2003.

                (m) Form of Endorsement for ROTH IRA Takeover Beneficiary Continuation Option, Form No. 2002 ROTHTOBCO, incorporated by reference to Exhibit No. 4(l) to Registration Statement File No. 333-81393 on Form N-4 filed on April 17, 2003.

                (n) Form of Endorsement Applicable to Non-Qualified (in-force) Contract/Certificates with Beneficiary Continuation Option, Form No. 2002NQBCO, incorporated herein by reference to Exhibit No. 4.(m) to Registration Statement File No. 333-81393 on Form N-4 filed on
                       April 17, 2003.

                (o)    Form of Endorsement for All Series Contracts,
                       No. 2003GIARATE, incorporated herein by reference to Exhibit No. 4(e)(e) to Registration Statement File No. 2-30070 on Form N-4, filed on April 19, 2004.

                (p) Form of Endorsement for 403(b) arrangement TSA Roth Elective Deferral incorporated herein by reference to
                       Exhibit 4.(w)(w) to Registration Statement on Form N-4, (File No. 2-30070) filed on April 21, 2006.

                (q) 2006 Form of Conversion Endorsement to EQUI-VEST At Retirement is incorporated herein by reference to
                       Exhibit 4.(x)(x) to the Registration Statement on Form N-4 (File No. 2-30070), filed on April 24, 2007.

                (r) Form of Flexible Premium Fixed and Variable Deferred Annuity Certificate (Form 2007EVBASEGA), incorporated herein by reference to Exhibit (4)(p) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (s) Form of Flexible Premium Fixed and Variable Deferred Annuity Contract (Form 2007EVBASEA), incorporated herein by reference to Exhibit (4)(q) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (t) Form of Endorsement for Charitable Remainder Trusts (Form 2007CRT), incorporated herein by reference to Exhibit (4)(r) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (u) Form of Endorsement Applicable to Death Benefits (Civil Union Status) (Form 2008CU), incorporated herein by reference to Exhibit (4)(s) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (v) Form of Roth Conversion Rider (Form 2007ROTHCV), incorporated herein by reference to Exhibit (4)(t) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (w) Form of Data Pages for Group Certificate (Form 2007DP801), previously filed with this registration statement File No. 333-81501, on April 21, 2008.

                (x) Form of Data Pages for Individual Contract (Form 2007DP801), previously filed with this registration statement File No. 333-81501, on April 21, 2008.

                (y) Form of Guaranteed Death Benefit Rider (Form 2007GDB), incorporated herein by reference to Exhibit (4)(w) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (z) Form of Endorsement Applicable to Inherited IRA Contracts (Form 2007INHIRA), incorporated herein by reference to Exhibit (4)(x) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (aa) Form of Endorsement Applicable to Inherited Roth IRA Contracts (Form 2007INHROTHIRA), incorporated herein by reference to Exhibit (4)(y) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (bb) Form of Endorsement Applicable to IRA Contracts (Form 2007IRA), incorporated herein by reference to Exhibit
                       (4)(z) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (cc) Form of Endorsement Applicable to Roth IRA Contracts (Form 2007ROTHIRA), incorporated herein by reference to Exhibit (4)(aa) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (dd) Form of Endorsement Applicable to Non-Qualified Contracts (Form 2007NQ), incorporated herein by reference to Exhibit (4)(bb) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (ee) Form of Endorsement Applicable to Non-Qualified Contracts for Joint Owners (Form 2007ENJONQ), incorporated herein by reference to Exhibit (4)(cc) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

         5.     (a)    Form of EQUI-VEST(SM) Tax-Deferred Variable Individual
                       Annuity Application Form No. 180-1009, previously filed with this Registration Statement File No. 333-81501 on
                       June 23, 1999.

                (b) Form of Application for EQUI-VEST Takeover Beneficiary Continuation Option, Form No. 180-3000BCO, incorporated herein by reference to Exhibit No. 5(b) to Registration Statement File No. 333-81393 on Form N-4 filed on
                       April 17, 2003.

                (c) Form of EQUI-VEST Deferred Variable Annuity Application for Inherited IRA Contracts (Form 180-3801 BCO), incorporated by reference to Exhibit (5)(c) to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

                (d) Form of EQUI-VEST Deferred Variable Annuity Application for IRA and NQ Contracts (Form 180-3800), to Registration Statement File No. 333-81393 on Form N-4, filed on April 21, 2008.

         6.     (a)    Restated Charter of AXA Equitable, as amended August 31,
                       2010, incorporated herein by reference to Registration
                       Statement on Form N-4 (File No. 333-05593), filed
                       April 24, 2012.

                (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

         7. Form of Reinsurance Agreement between Reinsurance Company and The Equitable Life Assurance Society of the United States previously filed with this Registration Statement File No. 333-81501 on April 25, 2001.

         8.     (a)    Amended and Restated Participation Agreement among EQ
                       Advisors Trust, AXA Equitable Life Insurance Company
                       ("AXA Equitable"), AXA Distributors and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's
                       Trust Registration Statement on Form N-1A (File No.
                       333-17217 and 811-07953), filed on February 7, 2003.

                (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

                (a)(ii)Amendment No. 2, dated July 9, 2004, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

               (a)(iii)Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (a)(iv)Amendment No. 4, dated May 1, 2005, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

                (a)(v) Amendment No. 5, dated September 30, 2005, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

                (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

               (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

              (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                (a)(xi)Amendment No. 11, dated May 1, 2009, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

               (a)(xii)Amendment No. 12, dated September 29, 2009, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

              (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

               (a)(xiv)Amendment No. 14, dated December 15, 2010, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                (a)(xv)Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

               (a)(xvi)Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors dated
                       July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

                (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

                (b)(i) Amendment No. 1, dated as of August 1, 2003 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

                (b)(ii)Amendment No. 2, dated as of May 1, 2006 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

               (b)(iii)Amendment No. 3, dated as of May 25, 2007 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

                (c) Participation Agreement by and Among AIM Variable Insurance Funds, A I M Distributors, Inc., AXA Equitable Life Insurance Company, on behalf of itself and its Separate Accounts, AXA Advisors, LLC, and AXA Distributors, LLC, dated July 1, 2005, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                (c)(i) Amendment No. 1 effective October 15, 2009 among AIM
                       Variable Insurance Funds, AIM Distributors, Inc., AXA Equitable Life Insurance Company, on behalf of its Separate Accounts, AXA Advisors, LLC and AXA Distributors, LLC incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 24, 2012.

                (d) Amended and Restated Participation Agreement dated April 16, 2010 among Variable Insurance Products Funds, Fidelity Distributors Corporation, and AXA Equitable Life Insurance Company, incorporated herein by reference to the Registration Statement on Form N-4 (File
                       No. 2-30070) filed on April 24, 2012.

                (e) Fund Participation Agreement among AXA Equitable Life Insurance Company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, L.P., and Goldman, Sachs & Co., dated October 20, 2009, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

                (f) Fund Participation Agreement among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

                (g) Fund Participation Agreement among AXA Equitable Life Insurance Company, Lazard Retirement Series, Inc., and Lazard Asset Management Securities LLC, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

                (h) Participation Agreement among MFS Variable Insurance Trust, Equitable Life Assurance Society of the United States, and Massachusetts Financial Service Company, dated July 18, 2002, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                (i) Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and MONY Life Insurance Company, dated August 7, 2000, incorporated herein by reference to the Registration Statement on Form N-4 (File
                       No. 333-178750) filed on December 23, 2011.

                (i)(i) Amendment No. 1 dated October 13, 2009 to the
                       Participation Agreement, (the "Agreement") dated
                       August 7, 2000 by and among MONY Life Insurance Company, Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

                (j) Participation and Service Agreement among AXA Equitable Life Insurance Company and American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series (collectively the "Funds"), dated January 2, 2013, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 23, 2013.

         9. Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         10.    (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

                (b)    Powers of Attorney, filed herewith.

         11.    Not applicable.

         12.    Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                AXA EQUITABLE
------------------              --------------------------
DIRECTORS

Henri de Castries               Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                   Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh            Director
113 Waterford Circle
Berwyn, PA 19312

Danny L. Hale                   Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton             Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Peter S. Kraus                  Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira               Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram Scott                   Director
Affinity Health Plans
2500 Halsey Street, #2
Bronx, NY 10461

Lorie A. Slutsky                Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan              Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                   Director, Chairman of the Board and
                                Chief Executive Officer

*Andrew J. McMahon              Director and President

OTHER OFFICERS

*Anders B. Malmstrom    Senior Executive Director
                        and Chief Financial Officer

*Andrea M. Nitzan       Executive Director
                        and Chief Accounting Officer

*Michael B. Healy       Executive Director
                        and Chief Information Officer

*Salvatore Piazzolla    Senior Executive and Chief Human Resources
                        Officer

*Mary Fernald           Lead Director

*David Kam              Managing Director and Actuary

*Kevin E. Murray        Executive Director

*Anthony F. Recine      Managing Director, Chief Compliance
                        Officer and Deputy General Counsel

*Karen Field Hazin      Lead Director, Secretary and Associate
                        General Counsel

*Dave S. Hattem         Senior Executive Director and General
                        Counsel

*Michel Perrin          Managing Director and Actuary

*Naomi J. Weinstein     Lead Director

*Charles A. Marino      Executive Director and Chief
                        Actuary

*Nicholas B. Lane       Senior Executive Director and
                        President, Retirement Savings

*Robert O. Wright, Jr.  Senior Executive Director and Head of
                        Wealth Management

*Amy J. Radin           Senior Executive Director and
                        Chief Marketing Officer

*Joshua E. Braverman    Senior Executive Director and Treasurer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

                 Separate Account A of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.

                 AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                 (a) The 2012 AXA Group Organizational Charts are incorporated herein by reference to Exhibit 26 to Registration Statement (File
No. 333-182903) on Form N-4, filed November 27, 2012.

                 (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q4-2012 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-186806) on Form N-4 filed February 22, 2013.

Item 27. Number of Contractowners

              As of March 31, 2013, there were 39,436 Qualified Contract Owners and 6,750 Non-Qualified Contract Owners of the EQUI-VEST 800 and 801 Series contracts offered by the Registrant under this Registration Statement.

Item 28. Indemnification

         (a)  Indemnification of Directors and Officers

              The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4  Indemnification of Directors, Officers and Employees.

                   (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                         (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                         (ii) any person made or threatened to be made a party
                              to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                         (iii)the related expenses of any such person in any of
                              said categories may be advanced by the Company.

                   (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss. 721-726; Insurance Law ss.1216)

              The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)  Indemnification of Principal Underwriters

              To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, Inc. and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, Inc. and AXA Advisors, LLC.

         (c)  Undertaking

              Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

              (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49, 70 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301 and I, and MONY's MONY Variable Account S, and Keynote Series Account. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC. is 1290 Avenue of the Americas, NY, NY 10104.

              (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
------------------                 --------------------------------------

*Andrew J. McMahon                 Director, Chief Financial Protection &
                                   Wealth Management Officer

*Christine Nigro                   Senior Vice President and Divisional
                                   President

*Anders B. Malmstrom               Director

*Amy J. Radin                      Director

*Manish Agarwal                    Director

*Nicholas B. Lane                  Director and Chief Retirement Services
                                   Officer

*Robert O. Wright, Jr.             Director and Chairman of the Board

*Frank Massa                       President and Chief Operating Officer

*Philip Pescatore                  Chief Risk Officer

*Susan La Vallee                   Senior Vice President

*William Degnan                    Senior Vice President

*David M. Kahal                    Senior Vice President

*George Papazicos                  Senior Vice President

*Vincent Parascandola              Senior Vice President, Divisional President
                                   and Chief Sales Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Chief
                                   Compliance Officer

*Robert P. Walsh                   Vice President and Chief Anti-Money
                                   Laundering Officer

*Page Pennell                      Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Acting Investments Advisors Chief
                                   Compliance Officer

*Francesca Divone                  Secretary

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 --------------------------------------------

*Nicholas B. Lane                  Director, Chairman of the Board, President,
                                   Chief Executive Officer and Chief Retirement
                                   Savings Officer

*Andrew J. McMahon                 Director and Chief Financial Protection
                                   & Wealth Management Officer

*Michael P. McCarthy               Director, Senior Vice President and
                                   National Sales Manager

*David Ciotta                      Senior Vice President

*Todd Solash                       Senior Vice President

*Nelida Garcia                     Senior Vice President

*Peter D. Golden                   Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Windy Lawrence                    Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Timothy P. O'Hara                 Senior Vice President

*Michael Schumacher                Senior Vice President

*John C. Taroni                    Vice President and Treasurer

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Robert P. Walsh                   Vice President and Chief AML Officer

*Francesca Divone                  Secretary

              (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301
W. 11th Street, Kansas City, MO 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

         AXA Equitable hereby represents that the fees and charges deducted under the Certificates described in this Registration Statement, in the aggregate, in such case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Certificates.

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement, and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on the 23rd day of April, 2013.

                                   SEPARATE ACCOUNT A OF
                                   AXA EQUITABLE LIFE INSURANCE COMPANY
                                                   (Registrant)

                                   By:  AXA Equitable Life Insurance Company
                                                   (Depositor)

                                   By:  /s/ Dodie Kent
                                        -----------------------------------
                                        Dodie Kent
                                        Vice President and Associate General
                                        Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 23rd day of April, 2013.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer
                               and Director

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director and Chief Accounting Officer

*DIRECTORS:

Mark Pearson                 Peter S. Kraus     Bertram Scott
Barbara Fallon-Walsh         Andrew J. McMahon  Lorie A. Slutsky
Danny L. Hale                                   Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 23, 2013

                                 EXHIBIT INDEX

EXHIBIT NO.                                                    TAG VALUE
-----------                                                    ---------

    9       Opinion and Consent of Counsel                     EX-99.9

    10(a)   Consent of PricewaterhouseCoopers LLP              EX-99.10a

    10(b)   Powers of Attorney                                 EX-99.10b